UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of Registrant as specified in charter)

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

2002 North Tampa Street, Suite 200

Tampa, FL 33602

(Name and address of agent for service)

(813) 791-7333

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2023

	Class	Class	Class	Class
	I	N	A	R6
	Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX

DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX

DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–

DoubleLine Multi-Asset Growth Fund	DMLIX	DMLNX	DMLAX	–

DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX

DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–

DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX

DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX

DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–

DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–

DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–

DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–

DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–

DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–

DoubleLine Real Estate and Income Fund	DBRIX	DLREX	–	–

DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–

DoubleLine Income Fund	DBLIX	DBLNX	–	–

DoubleLine Multi-Asset Trend Fund	DBMOX	DLMOX	–	–

DoubleLine  || 2002 North Tampa Street, Suite 200  || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

Annual Report	|	March 31, 2023	3

President’s Letter	(Unaudited) March 31, 2023

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2023. On the following pages, you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

Over the 12-month period ended March 31, 2023, financial markets, including many of the sectors in which the DoubleLine Funds invest, broadly faced stiffening headwinds and elevated volatility driven by a variety of economic and geopolitical factors. Perhaps most impactful, rising inflation throughout 2021 and 2022 forced global central banks to embark on a monetary-policy tightening cycle during the 12-month period. Additionally, Russia’s invasion of Ukraine in February 2022 injected considerable geopolitical uncertainty into Europe and elsewhere, sparking diplomatic countermeasures across the continent. For the period, stocks and bonds broadly declined as the S&P 500 Index returned negative 7.8% and the Bloomberg US Aggregate Bond Index negative 4.8%.

Despite elevated inflation, economic fundamentals were largely resilient during the reporting period. U.S. gross domestic product (GDP) bounced back after falling by a seasonally adjusted annualized rate of 0.6% year-over-year (YoY) in the second quarter of 2022 as third and fourth quarter annualized GDP grew at a rate of 3.2% and 2.6%, respectively. Domestic growth was buoyed by a robust labor market, as the U-3 unemployment rate finished the period at 3.5%, near the measure’s lowest reading in over 50 years. Labor demand outpaced supply throughout the trailing 12 months as the Job Openings and Labor Turnover Survey indicated there were still approximately 1.7 job vacancies per unemployed job seeker as of February 28, 2023. However, while employment and labor markets remained strong, several other economic indicators weakened. The Conference Board Leading Economic Index YoY print turned negative in July 2022 and remained in negative territory throughout the remainder of the 12-month period. The U.S. Treasury yield curve, as measured by the spread between three-month and 10-year yields, inverted in October 2022. The previous eight U.S. recessions were preceded by an inversion of this measure of the yield curve.

The inverted yield curve was driven primarily by the Federal Reserve’s rapid shift to tighten monetary policy in response to decades-high inflation. In addition to ending its pandemic-era asset-purchasing program and allowing the size of its balance sheet to contract for the first time since 2018, the Fed increased the target federal funds rate 450 basis points (bps) over the trailing 12 months; the federal funds rate ended the period with an upper-bound target of 5.0%. Two-year Treasury yields rose 169 bps, five-year yields rose 111 bps, 10-year yields rose 113 bps, and 30-year yields rose 120 bps. Traditional fixed-income sectors, including Treasuries, Agency mortgage-backed securities and investment grade corporate bonds, were all impacted by rising interest rates across the Treasury curve. Much of the negative returns across the fixed income universe were attributable to duration risk, though credit markets were additionally impacted by spread widening alongside broader macroeconomic uncertainty. Drawdowns were not confined to the U.S., as sovereign bonds from developed and emerging markets were among the worst-performing sectors in the global fixed-income landscape.

Global central banks largely tightened policy rates as well, as the decades-high inflation proved to be a global phenomenon. The European Central Bank delivered its first interest-rate hike in over a decade during the 12-month period as it hiked its deposit facility rate 50 bps in July 2022, taking the rate out of negative territory for the first time since 2014. In all, the deposit facility rate increased 3.5% for the trailing 12-month period. The conflict between Russia and Ukraine also created economic headwinds in Europe that weighed on growth and boosted inflation via higher energy and commodity

4	DoubleLine Funds Trust

(Unaudited) March 31, 2023

prices. Despite geopolitical and economic pressures, European equities returned 2.5% for the period, as tracked by the MSCI Europe Index.

In China, the country’s real estate woes were a focal issue that gave market participants pause due to the potential spillover effect on global economic growth, as China’s GDP is second only to that of the U.S. Chinese GDP dropped to 0.4% annualized growth in the second quarter of 2022, ultimately increasing in the fourth quarter to 2.9%. During the 12-month period, the Chinese economy generally lagged the global economy, as China’s zero-COVID-19 policy weighed on growth. After lifting the stringent policy in December, China set a more-ambitious growth target of “around 5%” for 2023, according to Premier Li Keqiang, one of China’s top economic officials.

The DoubleLine investment team strives to deliver attractive risk-adjusted returns to our investors through full economic cycles and variable interest-rate environments using a time-tested process. Therefore, while the challenging conditions of the last year have muted returns, we are confident in our ability to take advantage of future opportunities by drawing upon the extensive experience of our team.

If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. Thank you for your continued support and entrusting DoubleLine with your investments. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.

Sincerely,

Ronald Redell, CFA

President

DoubleLine Funds Trust

May 1, 2023

Annual Report	|	March 31, 2023	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2023

DoubleLine Total Return Bond Fund

For the 12-month period ended March 31, 2023, the DoubleLine Total Return Bond Fund underperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 4.78%. The Fund’s slight underperformance was primarily driven by the underperformance of U.S. Treasuries and Agency mortgage-backed securities (MBS) within the Fund, largely due to longer-duration positioning relative to those sectors in the index, during a period when Treasury rates rose. These sectors accounted for approximately 56% of the Fund during the period. Contributing to performance was the Fund’s overweight to securitized credit relative to the index, including non-Agency residential MBS, non-Agency commercial MBS, asset-backed securities and collateralized loan obligations, all of which outperformed investment grade corporate bonds in the index. The Fund’s average duration of 5.5 years relative to the index’s 6.3 years also contributed to performance during a period in which Treasury yields rose steeply.

12-Month Period Ended 3-31-23	12-months

I Share	-5.08%

N Share	-5.32%

R6 Share*	-5.02%

Bloomberg US Aggregate Bond Index**	-4.78%

*

The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Core Fixed Income Fund underperformed the benchmark Bloomberg US Aggregate Bond Index return of negative 4.78%. The Fund’s slight underperformance was primarily driven by the relative underperformance of the U.S. Treasury and Agency mortgage-backed securities (MBS) sleeves in the Fund compared to the performance of sectors in the index. Outside of emerging market debts and non-Agency commercial MBS, nontraditional credit sectors within the Fund outperformed investment grade (IG) corporate bonds within the index. Those nontraditional sectors included non-Agency residential MBS, asset-backed securities, collateralized loan obligations, bank loans and U.S. high yield corporate bonds. In the face of rising Treasury yields over the period, bank loans were the only sector to contribute to the Fund’s performance. The Fund’s average duration of 5.7 years was shorter than the index’s 6.2 years, which also contributed to the Fund’s performance in a period when Treasury yields rose steeply. Treasuries, Agency MBS and IG corporate bonds were the biggest detractors from Fund performance.

12-Month Period Ended 3-31-23	12 months

I Share	-5.03%

N Share	-5.27%

R6 Share*	-5.00%

Bloomberg US Aggregate Bond Index**	-4.78%

*

The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Emerging Markets Fixed Income Fund underperformed the benchmark J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD) return of negative 6.92%. The weak EMBI GD performance was driven by the swift rise in U.S. Treasury yields and widening credit spreads against a macroeconomic backdrop of high inflation, slowing growth and restrictive policy from global central banks coupled with concerns over the Russia-Ukraine war. The Fund’s underperformance was driven primarily by weak performance in Latin America, in particular Chile, Peru and Panama. However, the Fund’s underweight

6	DoubleLine Funds Trust

(Unaudited) March 31, 2023

position relative to the index in African countries, the worst-performing region in the index, contributed to performance. Avoiding certain sovereign credits that became distressed over the period, including Bolivia, Ecuador and Pakistan, also contributed to performance.

12-Month Period Ended 3-31-23	12 months

I Share	-8.33%

N Share	-8.55%

J.P. Morgan Emerging Markets Bond Index Global Diversified*	-6.92%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

For the 12-month period ended March 31, 2023, the DoubleLine Multi-Asset Growth Fund underperformed its blended benchmark (hedged) return of negative 5.75%. Contributing to the Fund’s performance were allocations to the KraneShares China Internet ETF, which were added in late November. The Fund’s allocations to Shiller Barclays CAPE® U.S. Sector Total Return USD Index, with exposure gained through the use of swap contracts, detracted from performance. The Fund’s fixed income allocations also underperformed the Bloomberg Global Aggregate Bond Index return of negative 3.86%, driven by the Fund’s positions in mortgage real estate investment trusts. The Fund’s investment in real assets contributed to performance, driven by positions in the KraneShares Global Carbon Strategy ETF and the Fund’s systematic long/short commodity strategy.

12-Month Period Ended 3-31-23	12 months

I Share	-9.68%

A Share*

Without Load	-9.93%

With Load	-13.77%

S&P 500 Index**	-7.73%

Blended Benchmark USD Unhedged**,***	-7.50%

Blended Benchmark USD Hedged**,***	-5.75%

*

Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

**	Reflects no deduction for fees, expenses, or taxes.

***

The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2023, the DoubleLine Low Duration Bond Fund outperformed the benchmark ICE BofA 1-3 Year U.S. Treasury Index return of 0.20%. The Fund’s outperformance was primarily driven by an overweight allocation relative to the index in nontraditional credit sectors, which mostly outperformed U.S. Treasuries in the index. The nontraditional sectors within the Fund included non-Agency residential mortgage-backed securities (MBS), non-Agency commercial MBS, asset-backed securities, collateralized loan obligations (CLOs), bank loans and

Annual Report	|	March 31, 2023	7

Management’s Discussion of Fund Performance (Cont.)

emerging markets debt. In the face of steeply rising Treasury yields over the period, the Fund’s floating-rate exposure in bank loans and CLOs also contributed to performance. Agency MBS and emerging markets bonds were the biggest detractors from Fund performance.

12-Month Period Ended 3-31-23	12 months

I Share	0.94%

N Share	0.58%

R6 Share*	0.97%

ICE BofA 1-3 Year U.S. Treasury Index**	0.20%

Bloomberg US Aggregate 1-3 Year Bond Index***	0.24%

*

The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

**	Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices. Reflects no deduction for fees or taxes.

***	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 12-month period ended March 31, 2023, the DoubleLine Floating Rate Fund posted positive performance but underperformed the benchmark Morningstar LSTA US Leveraged Loan TR USD Index return of 2.54% in a period marked by fears that the Federal Reserve’s rate hikes would slow economic growth. The Fund’s underweight to loans rated BB relative to the index detracted from performance. The Fund’s underweight to loans rated CCC relative to the index contributed to performance. There was notable weakness in housing-related companies exposed to rising interest rates, small software companies that experienced sector valuation compression, retailers and healthcare companies with input cost and inflation pressures, and legacy telecom companies facing secular demand destruction. The Fund’s allocation to high yield bonds detracted from performance in a period of rising interest rates.

12-Month Period Ended 3-31-23	12 months

I Share*	1.31%

N Share*	1.04%

Morningstar LSTA US Leveraged Loan TR USD Index**	2.54%

*

The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 12-month period ended March 31, 2023, the DoubleLine Shiller Enhanced CAPE® underperformed the benchmark S&P 500 Index return of negative 7.73%. During the period, the Shiller Barclays CAPE® U.S. Sector Total Return USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to six sectors: consumer discretionary, consumer staples, financials, materials, technology and real estate. The materials allocation was the biggest contributor to Fund performance while real estate was the biggest detractor. The Fund’s fixed income portfolio increased in value during the period, contributing to Fund performance. The biggest contributor to that portfolio performance was bank loans; the biggest detractor was commercial mortgage-backed securities.

12-Month Period Ended 3-31-23	12 months

I Share	-12.06%

N Share	-12.29%

R6 Share*	-12.00%

S&P 500 Index**	-7.73%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index**	-8.32%

*

The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

**	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

8	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Flexible Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Flexible Income Fund underperformed the benchmark ICE BofA 1-3 Year Eurodollar Index return of 0.25%. Tightening monetary policy weighed heavily on fixed income assets during the period, with non-Agency mortgage-backed securities (MBS), emerging markets debt, asset-backed securities and non-Agency commercial MBS detracting from Fund performance. The Fund’s bank loan and U.S. Treasury allocations contributed to performance. Bank loans benefited from their floating-rate nature, which translated to high carry, while the Fund’s Treasury sleeve was predominantly invested in short-term bills and notes.

12-Month Period Ended 3-31-23	12 months

I Share	-3.99%

N Share	-4.13%

R6 Share*	-3.84%

ICE BofA 1-3 Year Eurodollar Index**	0.25%

ICE BofA SOFR Overnight Rate Index**	2.78%

*

The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

**	Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indexes. Reflects no deduction for fees or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Low Duration Emerging Markets Fixed Income Fund posted a negative return and underperformed the benchmark J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year return of 2.55%. The positive performance of the index was driven by interest return over the period, which offset rising front-end U.S. Treasury yields and modest spread widening on the index. The Fund’s underweight relative to the index to Europe, the best-performing region in the index, as well as the Fund’s allocation to Latin America, the worst-performing region, detracted from performance. In addition, the Fund maintained a duration that was one year longer than the index, which detracted from performance in a period of rising interest rates.

12-Month Period Ended 3-31-23	12 months

I Share	-0.80%

N Share	-1.18%

J.P. Morgan CEMBI BD 1-3 Year*	2.55%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 12-month period ended March 31, 2023, the DoubleLine Long Duration Total Return Bond Fund underperformed the benchmark Bloomberg US Long Government/Credit Index return of negative 13.40%. The Fund’s allocation to U.S. Treasuries longer in duration than those in the index and a lack of exposure to corporate bonds detracted from Fund performance. The best-performing sector in the index was long-duration corporate bonds, which the Fund did not own as it utilizes long-duration Agency mortgage-backed securities in lieu of corporate bonds. Overall, the Fund’s average duration was 14.7 years for the period, in line with the index’s 14.7 years.

12-Month Period Ended 3-31-23	12 months

I Share	-16.66%

N Share	-16.83%

Bloomberg US Long Government/Credit Index*	-13.40%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2023	9

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Strategic Commodity Fund

For the 12-month period ended March 31, 2023, the DoubleLine Strategic Commodity Fund posted negative performance but outperformed the benchmark Bloomberg Commodity Index Total Return (BCOM) return of negative 12.49%. During the period, the Fund was allocated to the Morgan Stanley Backwardation Focused Multi-Commodity Index (MSBFMCI beta exposure) and the DoubleLine Commodity Long Short Strategy (DCLSS alpha exposure), which the Fund gained exposure to through the use of swap contracts. The Fund’s MSBFMCI and DCLSS exposures decreased in value during the period, detracting from performance, but they both outperformed the BCOM, contributing to relative performance. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in U.S. Treasuries, which increased in value.

12-Month Period Ended 3-31-23	12 months

I Share	-11.83%

N Share	-12.02%

Bloomberg Commodity Index Total Return*	-12.49%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 12-month period ended March 31, 2023, the DoubleLine Global Bond Fund posted a negative return but outperformed the benchmark FTSE World Government Bond Index return of negative 9.55%. The negative performance of the Fund and index was driven by rising global bond yields and foreign exchange market depreciation against the U.S. dollar, as measured by the U.S. Dollar Index. The dollar strengthened against its G-10 peers as the Federal Reserve delivered an aggressive pace of monetary tightening, increasing the federal funds rate 450 basis points in the period, against a deteriorating global economic backdrop. The Fund’s shorter duration; underweight to developed Europe, in particular Great Britain; and overweight to Canada and Mexico relative to the index contributed to performance. The Fund’s overweight in Australia and New Zealand detracted from performance.

12-Month Period Ended 3-31-23	12 months

I Share	-8.64%

N Share	-8.88%

FTSE World Government Bond Index*	-9.55%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Infrastructure Income Fund posted negative performance but outperformed the Bloomberg US Aggregate Bond Index return of negative 4.78%. The biggest contributor to the Fund’s relative performance was duration positioning, as the Fund consistently maintained a lower duration than the index in a period of rising interest rates. The biggest contributor by sector to Fund performance was transportation assets, in both corporate bond and securitized formats. The biggest detractor was longer-duration renewable energy investments such as residential rooftop solar loans.

12-Month Period Ended 3-31-23	12 months

I Share	-3.24%

N Share	-3.49%

Bloomberg US Aggregate Bond Index*	-4.78%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Shiller Enhanced International CAPE®

For the 12-month period ended March 31, 2023, DoubleLine Shiller Enhanced International CAPE® underperformed the broad European equity market as measured by the benchmark Morgan Stanley Capital International Europe Net Total Return USD Index return of 1.38%. During the period, the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index, to which the Fund gained exposure through the use of swap contracts, was allocated to eight sectors: consumer discretionary, consumer staples, financials, healthcare, industrials, materials, communication services and utilities. Materials was the biggest contributor to Fund performance while communication services was the biggest detractor. The Fund’s fixed income portfolio declined in value during the period, detracting from performance. The biggest contributor to portfolio performance was collateralized loan obligations. The biggest detractor was non-Agency mortgage-backed securities.

12-Month Period Ended 3-31-23	12 months

I Share	-3.48%

N Share	-3.73%

MSCI Europe Net Total Return USD Index*	1.38%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Real Estate and Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Real Estate and Income Fund underperformed the benchmark Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index return of negative 20.98%. Exposure to the REIT sector of the U.S. equity market was obtained through the use of swap contracts referencing the DigitalBridge Fundamental US Real Estate Index, which decreased 21.60% in the period. The Fund’s fixed income portfolio increased in value during the period. The biggest contributor to portfolio performance was commercial mortgage-backed securities. The biggest detractor was U.S. government securities.

12-Month Period Ended 3-31-23	12 months

I Share	-21.80%

N Share	-22.01%

Dow Jones U.S. Select REIT Total Return Index*	-20.98%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Local Currency Bond Fund

For the 12-month period ended March 31, 2023, the DoubleLine Emerging Markets Local Currency Bond Fund underperformed the benchmark J.P. Morgan Government Bond Index Emerging Markets Global Diversified return of negative 0.72%. The negative performance of the index was driven primarily by foreign-exchange market depreciation against the U.S. dollar coupled with the sharp rise in global yields. The Fund’s overweight relative to the index to Africa and the Middle East, the worst-performing regions in the index, was the biggest detractor from performance. The Fund’s cash balance and overweight relative to the index to the Philippines also detracted. The Fund’s shorter duration and significant underweight relative to the index to Central and Eastern Europe, in particular Poland, contributed to performance.

12-Month Period Ended 3-31-23	12 months

I Share	-1.92%

N Share	-2.21%

J.P. Morgan GBI-EM GD*	-0.72%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Annual Report	|	March 31, 2023	11

Management’s Discussion of Fund Performance (Cont.)

DoubleLine Income Fund

For the 12-month period ended March 31, 2023, the DoubleLine Income Fund underperformed the Bloomberg US Aggregate Bond Index return of negative 4.78%. The biggest contributor to the Fund’s underperformance was asset allocation, as the Fund consistently held more credit assets than the index, detracting from performance as credit spreads widened. The biggest contributor by sector to Fund performance was collateralized loan obligations, which benefited from their floating-rate nature in a period of rising interest rates. The biggest detractor was asset-backed securities, particularly subordinated aviation debt, as recessionary fears caused prices to decline.

12-Month Period Ended 3-31-23	12 months

I Share	-8.10%

N Share	-8.35%

Bloomberg US Aggregate Bond Index*	-4.78%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Trend Fund

For the 12-month period ended March 31, 2023, the DoubleLine Multi-Asset Trend Fund underperformed the benchmark Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index return of 3.22%. During the period, the Fund’s exposure to trend-following investments was obtained through the use of swap contracts referencing the BNP Paribas Multi-Asset Trend Index, which returned negative 10.52%. The biggest contributors to index performance were the index’s credit exposures; the biggest detractors were commodity exposures. The Fund’s fixed income portfolio declined in value during the period, detracting from performance. The biggest contributor by sector to that income portfolio performance was bank loans. The biggest detractor was below-investment-grade corporate bonds.

12-Month Period Ended 3-31-23	12 months

I Share	-10.67%

N Share	-10.78%

Credit Suisse Managed Futures Liquid Total Return USD Index*	3.22%

*	Reflects no deduction for fees, expenses, or taxes.

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doubleline.com. You should read the prospectus and other filings carefully before investing.

The performance information shown assumes the reinvestment of all dividends and distributions. Investment performance reflects management fees and other fund expenses, including any applicable fee waivers that are in effect with respect to a particular Fund. In the absence of such waivers, total return would be reduced. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doubleline.com.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings as of period end.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility

12	DoubleLine Funds Trust

(Unaudited) March 31, 2023

and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of a fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

The reference and link to any websites in this Annual Report have been provided as a convenience, and the information contained on such website is not incorporated by reference into this Annual Report.

Index Disclaimers

Shiller Barclays CAPE® Index Disclaimers

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer, sponsor or promoter of DoubleLine Shiller Enhanced CAPE® or DoubleLine Shiller Enhanced International CAPE® (together, in this paragraph, the “Funds”) and Barclays has no responsibilities, obligations or duties to investors in the Funds. The Shiller Barclays CAPE® US Sector TR USD Index and Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (each an “Index” and together the “Indices”) consist of the respective trademarks of Barclays Bank PLC and trademarks owned by or licensed to RSBB-I, LLC and Barclays Bank PLC and that are licensed for use by DoubleLine Funds Trust as the issuer of the Funds (the “Issuer”). Barclays’ only relationship with the Issuer in respect of the Indices is the licensing of these trademarks and the Indices which are determined, composed and calculated by Barclays without regard to the Issuer or the Funds or the owners of the Funds. Additionally, DoubleLine Capital LP may for the Funds execute transaction(s) with Barclays in or relating to the Funds’ respective Index in connection with which investors of one of the Funds acquire shares of their respective Fund from DoubleLine Funds Trust and investors neither acquire any interest in that Fund’s respective Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in that Fund. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indices to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds’ names or the Indices with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the Funds or any other third party into consideration in determining, composing or calculating the Indices. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds. The licensing agreement between DoubleLine Funds Trust and Barclays is solely for the benefit of the Funds and Barclays and not for the benefit of the owners of the Funds, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE USE OF THE DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, OR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO DOUBLELINE SHILLER ENHANCED CAPE® AND DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE® NAMES, THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX AND SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE SHILLER BARCLAYS CAPE® US SECTOR TR USD INDEX OR SHILLER BARCLAYS CAPE® EUROPE SECTOR NET TR NOC USD INDEX OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE DOUBLELINE SHILLER ENHANCED CAPE® OR DOUBLELINE SHILLER ENHANCED INTERNATIONAL CAPE®.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

THE SHILLER BARCLAYS INDICES HAVE BEEN DEVELOPED IN PART BY RSBB-I, LLC, THE RESEARCH PRINCIPAL OF WHICH IS ROBERT J. SHILLER. RSBB-I, LLC IS NOT AN INVESTMENT ADVISOR, AND DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE SHILLER BARCLAYS INDICES OR ANY DATA OR METHODOLOGY EITHER INCLUDED THEREIN OR UPON WHICH IT IS BASED. NEITHER RSBB-I, LLC NOR ROBERT J. SHILLER OR ANY OF THEIR RESPECTIVE PARTNERS, EMPLOYEES, SUBCONTRACTORS, AGENTS, SUPPLIERS AND VENDORS (COLLECTIVELY, THE “PROTECTED PARTIES”), SHALL HAVE ANY LIABILITY, WHETHER CAUSED BY THE NEGLIGENCE OF A PROTECTED PARTY OR OTHERWISE, FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN, AND MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO PERFORMANCE OR RESULTS EXPERIENCED BY ANY PARTY FROM THE USE OF ANY INFORMATION INCLUDED THEREIN OR UPON WHICH IT IS BASED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, AND SHALL NOT BE LIABLE FOR ANY CLAIMS OR LOSSES OF ANY NATURE IN CONNECTION WITH THE USE OF SUCH INFORMATION, INCLUDING BUT NOT LIMITED TO, LOST PROFITS OR PUNITIVE OR CONSEQUENTIAL DAMAGES, EVEN IF RSBB-I, LLC, ROBERT J. SHILLER OR ANY PROTECTED PARTY IS ADVISED OF THE POSSIBILITY OF SAME.

Annual Report	|	March 31, 2023	13

Management’s Discussion of Fund Performance (Cont.)

LSTA Morningstar Disclaimer

The DoubleLine Floating Rate Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”) or the Loan Syndications and Trading Association (“LSTA”). The Morningstar Entities and LSTA make no representation or warranty, express or implied, to the owners of the DoubleLine Floating Rate Fund or any member of the public regarding the advisability of investing in leveraged loans generally or in the DoubleLine Floating Rate Fund in particular or the ability of the LSTA/Morningstar Leveraged Loan Index to track general leveraged loan market performance. The Morningstar Entities’ only relationship to the DoubleLine Floating Rate Fund is the licensing of certain service marks and service names of Morningstar and of the LSTA/Morningstar Leveraged Loan Index which is determined, composed and calculated by the Morningstar Entities without regard to DoubleLine or the DoubleLine Floating Rate Fund. The Morningstar Entities have no obligation to take the needs of DoubleLine or the owners of the DoubleLine Floating Rate Fund into consideration in determining, composing or calculating the LSTA/Morningstar Leveraged Loan Index. The Morningstar Entities and LSTA are not responsible for and have not participated in the determination of the prices and amount of the DoubleLine Floating Rate Fund or the timing of the issuance or sale of the DoubleLine Floating Rate Fund or in the determination or calculation of the equation by which the DoubleLine Floating Rate Fund is converted into cash. The Morningstar Entities and LSTA have no obligation or liability in connection with the administration, marketing or trading of the DoubleLine Floating Rate Fund.

THE MORNINGSTAR ENTITIES AND LSTA DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE LSTA/MORNINGSTAR LEVERAGED LOAN INDEX OR ANY DATA INCLUDED THEREIN AND HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOUBLELINE, OWNERS OR USERS OF THE DOUBLELINE FLOATING RATE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE LSTA/ MORNINGSTAR LEVERAGED LOAN INDEX OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES AND LSTA MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE LSTA/MORNINGSTAR LEVERAGED LOAN INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES OR LSTA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Morgan Stanley Index Disclaimers

NOTHING IN THE FOLLOWING DISCLAIMER IS INTENDED TO MODIFY THE OBLIGATIONS OF ANY MORGAN STANLEY AFFILIATE, INCLUDING WITHOUT LIMITATION, MORGAN STANLEY SMITH BARNEY LLC (“MSSB”), UNDER ANY APPLICABLE AGREEMENT BETWEEN ANY SUCH AFFILIATE AND ITS RESPECTIVE CLIENTS WHO PURCHASE FUND SHARES THROUGH SUCH AFFILIATE.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL GROUP INC. (“MORGAN STANLEY”). NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS (WHICH FOR PURPOSES OF THIS DISCLAIMER INCLUDES WITHOUT LIMITATION ICE DATA, LLP, CHICAGO MERCANTILE EXCHANGE INC., AND THE LONDON METAL EXCHANGE) OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THIS FUND OR THE ABILITY OF THE MORGAN STANLEY BFMCISM (THE “INDEX”) TO TRACK MARKET PERFORMANCE. THE INDEX IS THE EXCLUSIVE PROPERTY OF MORGAN STANLEY. MORGAN STANLEY AND THE INDEX ARE SERVICE MARKS OF MORGAN STANLEY AND/OR A MORGAN STANLEY AFFILIATE AND HAVE BEEN LICENSED TO DOUBLELINE ALTERNATIVES LP FOR USE FOR CERTAIN PURPOSES BY DOUBLELINE ALTERNATIVES LP (“LICENSEE”). MORGAN STANLEY HAS NO OBLIGATION TO TAKE THE NEEDS OF THE LICENSEE, ISSUER OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND OR ITS ASSETS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THIS FUND IS REDEEMABLE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAS OR WILL HAVE ANY OBLIGATION OR LIABILITY TO OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THIS FUND.

ALTHOUGH MORGAN STANLEY OR ITS AGENTS OR SERVICE PROVIDERS SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF OR INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OF ITS OR ITS AFFILIATES’ AGENTS (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND DO HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY AGENT OF MORGAN STANLEY OR ANY MORGAN STANLEY AFFILIATE (INCLUDING CALCULATION AGENTS), DATA PROVIDERS OR ANY THIRD PARTY PROVIDING SERVICES IN CONNECTION WITH THE INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NO PURCHASER, SELLER OR HOLDER OF THIS SECURITY, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MORGAN STANLEY TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THIS PRODUCT WITHOUT FIRST CONTACTING MORGAN STANLEY TO DETERMINE WHETHER MORGAN STANLEY’S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MORGAN STANLEY WITHOUT THE PRIOR WRITTEN PERMISSION OF MORGAN STANLEY.

DigitalBridge Group, Inc. Disclaimer

The DigitalBridge Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. DigitalBridge is a registered trademark of DigitalBridge Operating Company, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by DigitalBridge Operating Company, LLC or any of its affiliates. Neither DigitalBridge Operating Company, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. DigitalBridge Operating Company, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by DigitalBridge Operating Company, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by DigitalBridge Operating Company, LLC. Neither DigitalBridge Operating Company, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. DigitalBridge Operating Company, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. DigitalBridge Operating Company, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by DigitalBridge Operating Company, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

14	DoubleLine Funds Trust

(Unaudited) March 31, 2023

NEITHER DIGITALBRIDGE OPERATING COMPANY, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. DIGITALBRIDGE OPERATING COMPANY, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC Disclaimer

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the DigitalBridge Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://indices.barclays/IM/21/en/indices/static/aboutbinda.app.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

BNP Paribas Multi-Asset Trend Index Disclaimers

This material is confidential and distributed to intended recipients only and may not be reproduced (in whole or in part) or transmitted to any other person. The information contained in this material is for general reference purposes only and should not be construed or used as an offer, solicitation or recommendation to buy or sell any securities or investment.

The BNP Paribas Multi-Asset Trend Index (the “Index”) is the exclusive property of BNP Paribas, the Index sponsor and Index calculation agent (the “Index Sponsor” and the “Index Calculation Agent”). The Index Sponsor does not guarantee the accuracy and/or completeness of the composition, calculation, publication and adjustment of the Index, any data included therein, or any data on which it is based, and the Index Sponsor shall have no liability for any errors, omissions, or interruptions therein. The Index Sponsor makes no warranty, express or implied, as to results to be obtained from the use of the Index. The Index Sponsor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Sponsor have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

For the avoidance of doubt the Index and/or any account, transaction or product using the information relating to the Index, is not sponsored, endorsed, sold, or promoted by any provider of the underlying data (the “Reference Assets”) comprised in the Index (each a “Reference Asset Sponsor”) and no Reference Asset Sponsor makes any representation whatsoever, whether express or implied, either as to the results to be obtained from the use of the relevant Reference Asset or the index and/or the levels at which the relevant Reference Asset or the Index stands at any particular time on any particular date or otherwise. No Reference Asset Sponsor shall be liable (whether in negligence or otherwise) to any person for any error in a Reference Asset and/or in the Index and a Reference Asset Sponsor is under no obligation to advise any person of any error therein. No Reference Asset Sponsor is making any representation whatsoever, whether express or implied, as to the advisability of purchasing or assuming any risk in connection with the DoubleLine Multi-Asset Trend Fund managed by DoubleLine; or any product or investment strategy referencing the DoubleLine Multi-Asset Trend Fund managed by DoubleLine. No Reference Asset Sponsor shall have any liability for any act or failure to act by the Index Sponsor in connection with the calculation, adjustment or maintenance of the Index. None of the Reference Asset Sponsors or their affiliates have any affiliation with or control over the Index or the Index Sponsor or any control over the computation, composition or dissemination of the Index.

The Index Sponsor and the Index Calculation Agent shall not be held liable for any modification or change in the methodology used in calculating the index or any index components thereof (the “BNP Paribas Indices”). The Index Sponsor and the Index Calculation Agent are under no obligation to continue the calculation, publication or dissemination of the BNP Paribas Indices and shall not be held liable for any suspension or interruption in the calculation of any BNP Paribas Indices. The Index Sponsor and the Index Calculation Agent decline any liability in connection with the level of any BNP Paribas Index at any given time. None of BNP Paribas, the Index Sponsor, the Index Calculation Agent nor any of their affiliates shall be held liable for any loss whatsoever, directly or indirectly related to any BNP Paribas Index.

Annual Report	|	March 31, 2023	15

Management’s Discussion of Fund Performance (Cont.)

BNP Paribas, the Index Sponsor and the Index Calculation Agent do not guarantee the accuracy or completeness of the methodology or rules of the BNP Paribas Indices (the “BNP Paribas Index Rules”) or the calculation methods, any errors or omissions in computing or disseminating the BNP Paribas Indices, or for any use thereof, and the Index Sponsor and the Index Calculation Agent shall have no liability for any errors or omissions therein.

The BNP Paribas Index Rules are based on certain assumptions, certain pricing models and calculation methods adopted by the Index Sponsor and have certain inherent limitations. Information prepared on the basis of different models, calculation methods or assumptions may yield different results. Numerous factors may affect the analysis, which may or may not be taken into account. Therefore, the analysis of information may vary significantly from analysis obtained from other sources or market participants.

BNP Paribas, the Index Sponsor and Index Calculation Agent do not make any representation whatsoever, either as to the results to be obtained from the use of the BNP Paribas Indices, the levels of any BNP Paribas Index at any time or any use of any Index Component or the price, level or rate of any Index Component at any time.

The market data used to calculate the level of any BNP Paribas Index may be furnished by third party sources and is believed to be reliable; however, BNP Paribas, the Index Sponsor and the Index Calculation Agent make no representation or guarantee with respect to, and are under no obligation to verify, the accuracy and completeness thereof.

Index Descriptions and Other Definitions

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Funds and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.

Agency Mortgage-Backed Securities (MBS)—MBS whose principal and interest are guaranteed by a U.S. government agency such as Fannie Mae (FNMA) or Freddie Mac (FHLMC).

Alpha—Term used in investing to describe a strategy’s ability to beat the market, or its “edge.” Alpha is thus also often referred to as “excess return” or “abnormal rate of return,” which refers to the idea that markets are efficient, and so there is no way to systematically earn returns that exceed the broad market as a whole.

Asset-Backed Securities (ABS)—Investment securities, such as bond or notes, that are collateralized by a pool of assets, such as loans, leases, credit card debt, royalties or receivables.

Basis Points (bps)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Below Investment Grade (IG)/Non-Investment Grade (Non-IG)—Term indicating a security is rated below investment grade (IG). These securities are seen as having higher default risk or being prone to other adverse credit events. They typically pay higher yields than higher-quality bonds in order to make them attractive. They are less likely than IG bonds to pay back 100 cents on the dollar.

Beta Exposure—Beta is the return generated from a portfolio that can be attributed to overall market returns. Beta exposure is equivalent to exposure to systematic risk.

Bloomberg Commodity Index Total Return—This index (formerly the Dow Jones-UBS Commodity Index) is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule.

Bloomberg Global Aggregate Bond Index—This index is a flagship measure of global investment grade debt from a managed list of local currency markets. This multicurrency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg US Aggregate 1-3 Year Bond Index—This index that tracks the performance of investment grade, dollar denominated, fixed rate, taxable bonds having a maturity of at least one year and less than three years.

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities.

BNP Paribas Multi-Asset Trend Index—This index has been designed to seek investment exposure to trends in price movements of a broad universe of assets across different markets, including domestic, foreign and emerging markets equities; sovereign bonds and other debt securities; interest rates; currencies; and commodities (e.g., energy and metals). The index was selected, in significant part, because it reflects trend-following strategies using a broadly diversified set of investments.

Collateralized Loan Obligation (CLO)—Single security backed by a pool of debt.

Conference Board Leading Economic Index (LEI)—This index tracks a group of composite indexes (manufacturers’ orders, initial unemployment insurance claims, et al.) as a means of gauging the strength of a particular industry or the economy.

Credit Suisse Managed Futures Liquid Total Return U.S. Dollar Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, commodities and currencies.

DigitalBridge Fundamental US Real Estate Index—This rules-based index incorporates fundamental criteria originally developed by DigitalBridge Global Inc. (which was then doing business under a different name). It is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of real estate investment trusts (REITs).

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate.

Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.

Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.

16	DoubleLine Funds Trust

(Unaudited) March 31, 2023

FTSE World Government Bond Index (FTSE WGBI)—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies.

G-10 (Group of Ten)—The G-10 comprises 11 industrialized nations that meet on an annual basis, or more frequently as needed, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

Gross Domestic Product (GDP)—Market value of all final goods and services produced within a country in a given period. GDP is considered an indicator of a country’s standard of living.

High Yield (HY)—Bonds that pay higher interest rates because they have lower credit ratings than investment grade (IG) bonds. HY bonds are more likely to default, so they must pay a higher yield than IG bonds to compensate investors.

ICE BofA 1-3 Year Eurodollar Index—This index includes all securities with a remaining term to final maturity of three years or less on the ICE BofA Eurodollar Index, which tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE BofA 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.

ICE BofA SOFR Overnight Rate Index—This index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

Job Openings and Labor Turnover Survey (JOLTS)—Conducted by the U.S. Bureau of Labor Statistics, JOLTS involves the monthly collection, processing and dissemination of job openings and labor turnover data. The data, collected from sampled establishments on a voluntary basis, includes employment, job openings, hires, quits, layoffs, discharges and other separations. The number of unfilled jobs—used to calculate the job openings rate—is an important measure of the unmet demand for labor, providing a more complete picture of the U.S. labor market than by looking solely at the unemployment rate.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the J.P. Morgan Emerging Markets Bond Index (EMBI). The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI-EM GD)—This custom-weighted index tracks local currency bonds issued by emerging market governments, excluding China and India, and has a broader roster of countries than the base GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCI)—This index comprises futures contracts selected based on the contracts’ historical backwardation relative to other commodity-related futures contracts and the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically rebalanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—This market capitalization-weighted index is designed to provide a broad measure of stock performance throughout the world. It comprises stocks from 23 developed countries and 27 emerging markets.

Morgan Stanley Capital International (MSCI) Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.

Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis.

Morningstar LSTA US Leveraged Loan TR USD Index—This index (formerly the S&P/LSTA Leveraged Loan Index) tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

Mortgage-Backed Securities (MBS)—Investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

Non-Agency Mortgage-Backed Securities (MBS)—MBS whose principal and interest are not guaranteed by a U.S. government agency such as Fannie Mae (FNMA) or Freddie Mac (FHLMC).

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) Ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages 10 years of inflation-adjusted earnings to account for earnings and market cycles.

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (cyclically adjusted price-to-earnings) ratio (the “CAPE® ratio”). It aims to identify undervalued sectors based on a modified CAPE® ratio and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

U.S. Dollar Index (DXY)—A weighted geometric mean of the U.S. dollar’s value relative to a basket of six major foreign currencies: the euro, Japanese yen, British pound, Canadian dollar, Swedish krona and Swiss franc.

U-3 Unemployment Rate—Officially recognized rate of unemployment, compiled and released monthly by the U.S. Bureau of Labor Statistics, measuring the number of unemployed people as a percentage of the labor force.

Annual Report	|	March 31, 2023	17

Management’s Discussion of Fund Performance (Cont.)

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

18	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) March 31, 2023

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-23)	Expense Ratio

I Share (DBLTX)	-5.08%	-1.70%	0.40%	1.51%	3.88%	0.48%

N Share (DLTNX)	-5.32%	-1.94%	0.15%	1.26%	3.62%	0.73%

R6 Share (DDTRX)[1]	-5.02%	-1.61%	0.46%	1.54%	3.90%	0.43%

Bloomberg US Aggregate Bond Index[2]	-4.78%	-2.77%	0.91%	1.36%	2.36%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (6-1-10 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DBLFX)	-5.03%	-0.56%	0.68%	1.70%	3.42%	0.51%	0.47%

N Share (DLFNX)	-5.27%	-0.81%	0.42%	1.44%	3.16%	0.76%	0.72%

R6 Share (DDCFX)[4]	-5.00%	-0.53%	0.70%	1.71%	3.43%	0.49%	0.45%

Bloomberg US Aggregate Bond Index[2]	-4.78%	-2.77%	0.91%	1.36%	2.19%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (4-6-10 to 3-31-23)	Expense Ratio

I Share (DBLEX)	-8.33% [12]	2.99%	0.25%	2.04%	3.65%	0.87%

N Share (DLENX)	-8.55% [12]	2.76%	0.00%	1.79%	3.40%	1.12%

J.P. Morgan Emerging Markets Bond Index Global Diversified[2]	-6.92%	-0.02%	-0.60%	2.01%	3.76%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (12-20-10 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[3,5]

I Share (DMLIX)	-9.68%	6.08%	1.00%	3.09%	3.04%	1.73%	1.21%

A Share (DMLAX)[6]						1.99%	1.48%

A Share (No Load)	-9.93%	5.76%	0.70%	2.81%	2.76%

A Share (With Load)	-13.77%	4.26%	-0.18%	2.36%	2.40%

S&P 500® Index[2]	-7.73%	18.60%	11.19%	12.24%	12.39%

Blended Benchmark USD Unhedged[2,7]	-7.50%	7.69%	3.83%	5.00%	5.21%

Blended Benchmark USD Hedged[2,7]	-5.75%	8.33%	4.83%	5.80%	5.96%
DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (9-30-11 to 3-31-23)	Expense Ratio

I Share (DBLSX)	0.94%	2.14%	1.58%	1.70%	1.94%	0.41%

N Share (DLSNX)	0.58%	1.88%	1.32%	1.44%	1.68%	0.66%

R6 Share (DDLDX)[8]	0.97%	2.17%	1.60%	1.71%	1.95%	0.39%

ICE BofA 1-3 Year U.S. Treasury Index[13]	0.20%	-0.81%	1.11%	0.81%	0.77%

Bloomberg US Aggregate 1-3 Year Bond Index[2]	0.24%	-0.51%	1.21%	0.99%	1.02%
DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (2-1-13 to 3-31-23)	Expense Ratio

I Share (DBFRX)[9]	1.31%	6.65%	2.66%	2.91%	2.94%	0.65%

N Share (DLFRX)[9]	1.04%	6.41%	2.41%	2.66%	2.70%	0.91%

Morningstar LSTA US Leveraged Loan TR USD Index[2]	2.54%	8.52%	3.63%	3.76%	3.81%

Annual Report	|	March 31, 2023	19

Standardized Performance Summary (Cont.)

DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (10-31-13 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DSEEX)	-12.06%	18.58%	9.18%	12.02%	0.55%	0.54%

N Share (DSENX)	-12.29%	18.28%	8.92%	11.74%	0.80%	0.79%

R6 Share (DDCPX)[10]	-12.00%	18.63%	9.23%	12.05%	0.50%	0.49%

S&P 500® Index[2]	-7.73%	18.60%	11.19%	11.56%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index[2]	-8.32%	18.51%	10.82%	12.43%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[3]

I Share (DFLEX)	-3.99%	4.40%	1.27%	2.23%	0.75%	0.73%

N Share (DLINX)	-4.13%	4.17%	1.02%	1.98%	1.00%	0.98%

R6 Share (DFFLX)[11]	-3.84%	4.48%	1.33%	2.26%	0.72%	0.70%

ICE BofA 1-3 Year Eurodollar Index[13]	0.25%	0.61%	1.69%	1.46%

ICE BofA SOFR Overnight Rate Index[13]	2.78%	0.96%	1.34%	0.93%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-7-14 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLLX)	-0.80% [12]	1.36%	1.52%	1.99%	0.68%	0.59%

N Share (DELNX)	-1.18%	1.06%	1.25%	1.74%	0.93%	0.84%

J.P. Morgan CEMBI BD 1-3 Year[2]	2.55%	2.73%	1.91%	2.49%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-15-14 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLDX)	-16.66%	-10.78%	-1.46%	0.03%	0.54%	0.50%

N Share (DLLDX)	-16.83%	-11.09%	-1.75%	-0.26%	0.77%	0.75%

Bloomberg US Long Government/Credit Index[2]	-13.40%	-6.33%	0.63%	1.61%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (5-18-15 to 3-31-23)	Expense Ratio

I Share (DBCMX)	-11.83%	22.05%	4.91%	3.98%	1.10%

N Share (DLCMX)	-12.02%	21.68%	4.63%	3.70%	1.35%

Bloomberg Commodity Index Total Return[2]	-12.49%	20.82%	5.36%	1.21%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-17-15 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLGX)	-8.64%	-5.23%	-3.64%	-1.36%	0.72%	0.70%

N Share (DLGBX)	-8.88%	-5.46%	-3.87%	-1.59%	0.97%	0.95%

FTSE World Government Bond Index[2]	-9.55%	-5.29%	-2.35%	-0.03%
BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (4-1-16 to 3-31-23)	Expense Ratio

I Share (BILDX)	-3.24%	1.41%	1.25%	1.72%	0.57%

N Share (BILTX)	-3.49%	1.16%	1.00%	1.47%	0.82%

Bloomberg US Aggregate Bond Index[2]	-4.78%	-2.77%	0.91%	0.89%

20	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of March 31, 2023	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (12-23-16 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[3,5]

I Share (DSEUX)	-3.48%	18.77%	5.72%	7.55%	0.84%	0.66%

N Share (DLEUX)	-3.73%	18.46%	5.46%	7.28%	1.08%	0.91%

MSCI Europe Net Total Return USD Index[2]	1.38%	15.00%	4.35%	7.14%
DBRIX/DLREX
DoubleLine Real Estate and Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized		Since Inception Annualized (12-17-18 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBRIX)	-21.80%	10.15%		4.02%	1.71%	0.65%

N Share (DLREX)	-22.01%	9.96%		3.82%	1.94%	0.90%

Dow Jones U.S. Select REIT Total Return Index[2]	-20.98%	11.32%		3.90%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of March 31, 2023	1-Year	3-Years Annualized		Since Inception Annualized (6-28-19 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBELX)	-1.92%	1.40%		-2.42%	2.75%	0.90%

N Share (DLELX)	-2.21%	1.12%		-2.68%	2.90%	1.15%

J.P. Morgan GBI-EM GD2	-0.72%	0.87%		-2.53%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of March 31, 2023	1-Year	3-Years Annualized		Since Inception Annualized (9-3-19 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[5]

I Share (DBLIX)	-8.10%	2.39%		-3.29%	0.72%	0.65%

N Share (DBLNX)	-8.35%	2.17%		-3.50%	1.03%	0.90%

Bloomberg US Aggregate Bond Index[2]	-4.78%	-2.77%		-1.63%
DBMOX/DLMOX
DoubleLine Multi-Asset Trend Fund Returns as of March 31, 2023	1-Year			Since Inception Annualized (2-26-21 to 3-31-23)	Gross Expense Ratio	Net Expense Ratio[3,5]

I Share (DBMOX)	-10.67%			-1.76%	5.89%	0.73%

N Share (DLMOX)	-10.78%			-1.94%	6.42%	0.98%

Credit Suisse Managed Futures Liquid Total Return USD Index[2]	3.22%			8.30%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 Reflects no deduction for fees, expenses, or taxes.

3 The Adviser has contractually agreed to waive fees incurred from investments made in other Doubleline Funds through 7/29/2024. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

4 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

5 The Adviser has contractually agreed to waive fees and reimburse expenses through 7/31/2024. For additional information regarding these expense limitation arrangements, please see Note 3 in the Notes to the Financial Statements.

6 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

7 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD.

8 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

9 The Floating Rate Fund imposes a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

10 The inception date of the Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

11 The inception date of the Class I shares of DoubleLine Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

12 The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

13 Beginning in July 2022, transaction costs were incorporated into the calculation of total return for ICE fixed income indices. Reflects no deductions for fees or taxes.

Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible.

Annual Report	|	March 31, 2023	21

Growth of Investment	(Unaudited) March 31, 2023

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	10 Years	Since Inception (4-6-10)

DoubleLine Total Return Bond Fund Class I	-5.08%	0.40%	1.51%	3.88%

Bloomberg US Aggregate Bond Index	-4.78%	0.91%	1.36%	2.36%

DoubleLine Total Return Bond Fund Class R6	-5.02%	0.46%	1.54%	3.90%

DoubleLine Total Return Bond Fund Class N	-5.32%	0.15%	1.26%	3.62%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

22	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	10 Years	Since Inception (6-1-10)

DoubleLine Core Fixed Income Fund Class I	-5.03%	0.68%	1.70%	3.42%

Bloomberg US Aggregate Bond Index	-4.78%	0.91%	1.36%	2.19%

DoubleLine Core Fixed Income Fund Class R6	-5.00%	0.70%	1.71%	3.43%

DoubleLine Core Fixed Income Fund Class N	-5.27%	0.42%	1.44%	3.16%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	23

Growth of Investment (Cont.)

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year		5 Years	10 Years	Since Inception (4-6-10)

DoubleLine Emerging Markets Fixed Income Fund Class I	-8.33%	[4]	0.25%	2.04%	3.65%

J.P. Morgan Emerging Markets Bond Index Global Diversified	-6.92%		-0.60%	2.01%	3.76%

DoubleLine Emerging Markets Fixed Income Fund Class N	-8.55%	[4]	0.00%	1.79%	3.40%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan Emerging Markets Bond Index Global Diversified—This index is a uniquely weighted version of the EMBI. The EMBI tracks bonds from emerging markets (EM), and comprises sovereign debt and EM corporate bonds. The EMBI GD limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding. Index performance reflects no deduction for fees, expenses or taxes.

[4]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

24	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	10 Years	Since Inception (12-20-10)

DoubleLine Multi-Asset Growth Fund Class I	-9.68%	1.00%	3.09%	3.04%

S&P 500® Index	-7.73%	11.19%	12.24%	12.39%

Blended Benchmark USD Unhedged	-7.50%	3.83%	5.00%	5.21%

Blended Benchmark USD Hedged	-5.75%	4.83%	5.80%	5.96%

DoubleLine Multi-Asset Growth Fund (with load) Class A	-13.77%	-0.18%	2.36%	2.40%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries. Index performance reflects no deduction for fees, expenses or taxes.

[4]

The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Global Aggregate Bond Index (40%) hedged to USD. The MSCI ACWI is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets. The Bloomberg Global Aggregate Bond Index and Bloomberg Global Aggregate Bond Index Hedged to USD represent measures of global investment grade debt from twenty-four local currency markets. These multi-currency benchmarks include treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. Returns on the Bloomberg Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the Bloomberg Global Aggregate Bond Index Hedged to USD are calculated on a currency hedged basis in U.S. dollars. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	25

Growth of Investment (Cont.)

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	10 Years	Since Inception (9-30-11)

DoubleLine Low Duration Bond Fund Class I	0.94%	1.58%	1.70%	1.94%

ICE BofA 1-3 Year U.S. Treasury Index	0.20%	1.11%	0.81%	0.77%

Bloomberg US Aggregate 1-3 Year Bond Index	0.24%	1.21%	0.99%	1.02%

DoubleLine Low Duration Bond Fund Class R6	0.97%	1.60%	1.71%	1.95%

DoubleLine Low Duration Bond Fund Class N	0.58%	1.32%	1.44%	1.68%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

ICE BofA 1-3 Year U.S. Treasury Index—An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years. Index performance reflects no deduction for fees, expenses or taxes.

[4]

Bloomberg US Aggregate 1-3 Year Bond Index—This index that tracks the performance of investment grade, dollar denominated, fixed rate, taxable bonds having a maturity of at least one year and less than three years. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

26	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	10 Years	Since Inception (2-1-13)

DoubleLine Floating Rate Fund Class I	1.31%	2.66%	2.91%	2.94%

Morningstar LSTA US Leveraged Loan TR USD Index	2.54%	3.63%	3.76%	3.81%

DoubleLine Floating Rate Fund Class N	1.04%	2.41%	2.66%	2.70%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Morningstar LSTA US Leveraged Loan TR USD Index—This index (formerly the S&P/LSTA Leveraged Loan Index) tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	27

Growth of Investment (Cont.)

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (10-31-13)

DoubleLine Shiller Enhanced CAPE® Class I	-12.06%	9.18%	12.02%

S&P 500® Index	-7.73%	11.19%	11.56%

Shiller Barclays CAPE® U.S. Sector Total Return USD Index	-8.32%	10.82%	12.43%

DoubleLine Shiller Enhanced CAPE® Class R6	-12.00%	9.23%	12.05%

DoubleLine Shiller Enhanced CAPE® Class N	-12.29%	8.92%	11.74%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Shiller Barclays CAPE® U.S. Sector Total Return USD Index—This index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (cyclically adjusted price-to-earnings) ratio (the “CAPE® ratio”). It aims to identify undervalued sectors based on a modified CAPE® ratio and then uses a momentum factor to seek to mitigate the effects of potential value traps. Index performance reflects no deduction for fees, expenses or taxes.

[4]

S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the indices, which could lead to performance dispersion between the Fund and each applicable index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

28	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (4-7-14)

DoubleLine Flexible Income Fund Class I	-3.99%	1.27%	2.23%

ICE BofA SOFR Overnight Rate Index	2.78%	1.34%	0.93%

ICE BofA 1-3 Year Eurodollar Index	0.25%	1.69%	1.46%

DoubleLine Flexible Income Fund Class R6	-3.84%	1.33%	2.26%

DoubleLine Flexible Income Fund Class N	-4.13%	1.02%	1.98%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

ICE BofA SOFR Overnight Rate Index—This index tracks the performance of a synthetic asset paying SOFR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Index performance reflects no deduction for fees, expenses or taxes.

[4]

ICE BofA 1-3 Year Eurodollar Index—This index includes all securities with a remaining term to final maturity of three years or less on the ICE BofA Eurodollar Index, which tracks the performance of U.S. dollar-denominated, investment grade, quasi-government, corporate, securitized and collateralized debt publicly issued in the eurobond markets. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	29

Growth of Investment (Cont.)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year		5 Years	Since Inception (4-7-14)

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	-0.80%	[4]	1.52%	1.99%

J.P. Morgan CEMI Broad Diversified 1-3 Year	2.55%		1.91%	2.49%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	-1.18%		1.25%	1.74%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.Doubleline.com The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD) 1-3 Year—This index tracks corporate bonds with a maturity of one to three years and includes smaller issues and a wider array of bonds than the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated corporate bonds from emerging markets. The CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa. Index performance reflects no deduction for fees , expenses or taxes.

[4]

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

30	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (12-15-14)

DoubleLine Long Duration Total Return Bond Fund Class I	-16.66%	-1.46%	0.03%

Bloomberg US Long Government/Credit Index	-13.40%	0.63%	1.61%

DoubleLine Long Duration Total Return Bond Fund Class N	-16.83%	-1.75%	-0.26%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Long Government/Credit Index—This index tracks the market for investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries, and government-related and corporate securities. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	31

Growth of Investment (Cont.)

DoubleLine Strategic Commodity Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (5-18-15)

DoubleLine Strategic Commodity Fund Class I	-11.83%	4.91%	3.98%

Bloomberg Commodity Index Total Return	-12.49%	5.36%	1.21%

DoubleLine Strategic Commodity Fund Class N	-12.02%	4.63%	3.70%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg Commodity Index Total Return —This index (formerly the Dow Jones-UBS Commodity Index) is calculated on an excess return basis and reflects the price movements of commodity futures. It rebalances annually, weighted two-thirds by trading volume and one-third by world production, and weight caps are applied at the commodity, sector and group levels for diversification. The roll period typically occurs from the sixth to 10th business day based on the roll schedule. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

32	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Global Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (12-17-15)

DoubleLine Global Bond Fund Class I	-8.64%	-3.64%	-1.36%

FTSE World Government Bond Index	-9.55%	-2.35%	-0.03%

DoubleLine Global Bond Fund Class N	-8.88%	-3.87%	-1.59%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

FTSE World Government Bond Index—This broad index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. It is a widely used benchmark comprising sovereign debt from more than 20 countries that is denominated in a variety of currencies. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	33

Growth of Investment (Cont.)

DoubleLine Infrastructure Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (4-1-16)

DoubleLine Infrastructure Income Fund Class I	-3.24%	1.25%	1.72%

Bloomberg US Aggregate Bond Index	-4.78%	0.91%	0.89%

DoubleLine Infrastructure Income Fund Class N	-3.49%	1.00%	1.47%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

34	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Shiller Enhanced International CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	5 Years	Since Inception (12-23-16)

DoubleLine Shiller Enhanced International CAPE® Class I	-3.48%	5.72%	7.55%

MSCI Europe Net Total Return USD Index	1.38%	4.35%	7.14%

DoubleLine Shiller Enhanced International CAPE® Class N	-3.73%	5.46%	7.28%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Morgan Stanley Capital International (MSCI) Europe Net Total Return USD Index—This index is a component of the MSCI Europe Index and measures performance on a net total return basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	35

Growth of Investment (Cont.)

DoubleLine Real Estate and Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	Since Inception (12-17-18)

DoubleLine Real Estate and Income Fund Class I	-21.80%	4.02%

Dow Jones U.S. Select REIT Total Return Index	-20.98%	3.90%

DoubleLine Real Estate and Income Fund Class N	-22.01%	3.82%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities. It is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance might be driven by factors other than the value of real estate. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

36	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Emerging Markets Local Currency Bond

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	Since Inception (6-28-19)

DoubleLine Emerging Markets Local Currency Bond Fund Class I	-1.92%	-2.42%

J.P. Morgan Government Bond Index Emerging Markets Global Diversified	-0.72%	-2.53%

DoubleLine Emerging Markets Local Currency Bond Fund Class N	-2.21%	-2.68%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

J.P. Morgan Government Bond Index Emerging Markets Global Diversified—This custom-weighted index tracks local currency bonds issued by emerging market governments, excluding China and India, and has a broader roster of countries than the base GBI-EM, which limits inclusion to countries that are readily accessible and where no impediments exist for foreign investors. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	37

Growth of Investment (Cont.)

DoubleLine Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	Since Inception (9-3-19)

DoubleLine Income Fund Class I	-8.10%	-3.29%

Bloomberg US Aggregate Bond Index	-4.78%	-1.63%

DoubleLine Income Fund Class N	-8.35%	-3.50%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

38	DoubleLine Funds Trust

(Unaudited) March 31, 2023

DoubleLine Multi-Asset Trend Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2023

	1 Year	Since Inception (2-26-21)

DoubleLine Multi-Asset Trend Fund Class I	-10.67%	-1.76%

Credit Suisse Managed Futures Liquid Total Return USD Index	3.22%	8.30%

DoubleLine Multi-Asset Trend Fund Class N	-10.78%	-1.94%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doubleline.com.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

[3]

Credit Suisse Managed Futures Liquid Total Return USD Index—This index measures on a total return, U.S. dollar-denominated basis the performance of the Credit Suisse Managed Futures Liquid Index, which is designed to provide exposure to both up and down price trends in four broad asset classes: equities, fixed income, Commodities and currencies. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index, which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the indices at any given time. Please note that an investor cannot invest directly in an index.

Annual Report	|	March 31, 2023	39

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS(a)
	Total Asset Backed Obligations (Cost $1,735,003,548)				1,538,260,778	4.6%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations (Cost $1,122,185,722)				1,104,916,093	3.3%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	BX Trust,
173,184,000	Series 2019-OC11-E	3.94%	(b)(h)	12/09/2041	137,926,387	0.4%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					2,482,236,078	7.3%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,430,510,206)				2,620,162,465	7.7%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CAFL Issuer LLC,
100,200,000	Series 2021-RTL1-A1	2.24%	(h)(j)	03/28/2029	91,953,740	0.3%

	Citigroup Mortgage Loan Trust,
113,672,271	Series 2019-A-PT1	3.92%	(h)	10/25/2058	95,702,515	0.3%
172,318,407	Series 2019-D-PT1	3.41%	(b)(h)	04/25/2064	142,268,162	0.4%
222,169,188	Series 2020-RP1-A1	1.50%	(b)(h)	08/25/2064	196,580,163	0.6%
292,488,016	Series 2021-RP2-A1	1.75%	(b)(h)	03/25/2065	265,836,245	0.8%

	CSMC Trust,
185,127,764	Series 2019-RPL6-PT1	3.91%	(b)(h)	11/25/2058	160,356,022	0.5%
179,692,655	Series 2020-RPL1-PT1	3.34%	(b)(h)	10/25/2069	143,046,908	0.4%

	GS Mortgage-Backed Securities Trust,
114,552,960	Series 2020-RPL2-A1	1.75%	(b)(h)	05/25/2060	98,214,706	0.3%

	Legacy Mortgage Asset Trust,
124,515,191	Series 2019-RPL3-PT1	0.00%	(h)	06/25/2058	109,937,687	0.3%

	LHOME Mortgage Trust,
92,000,000	Series 2021-RTL2-A1	2.09%	(h)(j)	06/25/2026	88,613,038	0.3%

	PR Mortgage Loan Trust,
124,366,743	Series 2014-1-APT	5.89%	(b)(h)	10/25/2049	114,217,273	0.3%

	PRPM LLC,
195,865,549	Series 2021-10-A1	2.49%	(h)(j)	10/25/2026	181,545,564	0.5%
103,000,292	Series 2021-11-A1	2.49%	(h)(j)	11/25/2026	97,720,724	0.3%

	Securitized Mortgage Asset Loan Trust,
194,735,773	Series 2015-1-PC	4.29%	(b)(h)	02/25/2054	166,557,059	0.5%
167,468,211	Citigroup Mortgage Loan Trust	3.25% – 6.14%	(b)(c)	03/25/2065	150,977,850	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					6,989,923,907	20.7%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,199,354,623)				9,093,451,563	26.9%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

146,078,970	Federal Home Loan Mortgage Corporation Pass-Thru,	3.00%		04/01/2045	134,929,216	0.4%
	Pool G08635
	Pool Z40117

	Federal Home Loan Mortgage Corporation Pass-Thru,
99,886,393	Pool G08648	3.00%		06/01/2045	92,137,488	0.3%

	Federal Home Loan Mortgage Corporation Pass-Thru,
148,266,660	Pool G08675	3.00%		11/01/2045	136,641,126	0.4%

332,847,676	Federal Home Loan Mortgage Corporation Pass-Thru,	4.50%		08/01/2052	326,723,361	1.0%
	Pool RA7642
	Pool RA7784

	Federal Home Loan Mortgage Corporation Pass-Thru,
86,859,653	Pool RA7672	4.50%		07/01/2052	85,264,673	0.2%

121,155,643	Federal Home Loan Mortgage Corporation Pass-Thru,	2.00%		09/01/2051	99,568,656	0.3%
	Pool SD0715
	Pool QU7970
	Pool QU7965
	Pool SE9043

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation Pass-Thru,
213,885,568	Pool SD7534	2.50%		02/01/2051	188,113,978	0.6%

184,115,190	Federal Home Loan Mortgage Corporation REMICS,	3.00%	(e)	09/15/2044	165,179,988	0.5%
	Series 4384-ZY
	Series 4390-NZ

96,389,154	Federal Home Loan Mortgage Corporation REMICS,	3.00%		06/15/2044	91,695,998	0.3%
	Series 4483-CA
	Series 4533-AB

97,478,557	Federal Home Loan Mortgage Corporation REMICS,	2.00%		02/25/2037	87,288,402	0.3%
	Series 5105-NH
	Series 5126-AH
2,506,147,189	Federal Home Loan Mortgage Corporation REMICS	0.00% – 6.00%	(b)(d)(f)(g)(j)	12/15/2030 – 03/25/2052	1,808,947,361	5.3%
868,345,681	Federal Home Loan Mortgage Corporation Pass-Thru	1.50% – 4.00%		12/01/2040 – 11/01/2052	769,023,196	2.3%
1,042,913,774	Federal Home Loan Mortgage Corporation Pass-Thru	2.50% – 5.00%		03/01/2028 – 06/01/2048	977,079,403	2.9%

117,775,835	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	108,529,935	0.3%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

92,294,687	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2046	84,572,224	0.2%
	Pool AS8269
	Pool AS8356
	Pool BC9003
	Pool MA2806

	Federal National Mortgage Association Pass-Thru,
86,021,843	Pool CB3618	4.00%		05/01/2052	82,405,403	0.2%

	Federal National Mortgage Association Pass-Thru,
97,530,553	Pool CB4291	5.00%		08/01/2052	97,497,433	0.3%

96,350,029	Federal National Mortgage Association Pass-Thru,	4.50%		09/01/2052	94,532,257	0.3%
	Pool CB4613
	Pool MA4733

126,286,777	Federal National Mortgage Association Pass-Thru,	2.50%		11/01/2050	109,719,695	0.3%
	Pool FM4752
	Pool FM4792
	Pool FM4913

179,003,477	Federal National Mortgage Association Pass-Thru,	2.50%		09/01/2051	156,485,660	0.5%
	Pool FM8435
	Pool FM8769
	Pool FM8780

185,938,511	Federal National Mortgage Association Pass-Thru,	3.50%		11/01/2051	173,611,009	0.5%
	Pool FM9958
	Pool FS0009

	Federal National Mortgage Association Pass-Thru,
98,266,483	Pool MA4306	2.50%		04/01/2051	84,824,679	0.3%

191,909,582	Federal National Mortgage Association REMICS,	3.00%	(e)	10/25/2044	173,512,550	0.5%
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2016-32-LA

139,545,009	Federal National Mortgage Association REMICS,	2.00%	(e)	02/25/2052	84,558,077	0.3%
	Series 2022-3-NZ
	Series 2022-3-Z

	Federal National Mortgage Association,
217,500,000	Pool AN6680	3.37%		11/01/2047	174,465,417	0.5%

	Federal National Mortgage Association,
171,164,366	Pool BM6831	1.93%	(b)	10/01/2033	138,850,052	0.4%

	Federal National Mortgage Association,
177,343,292	Pool BM6857	1.83%	(b)	12/01/2031	147,587,692	0.4%

	Federal National Mortgage Association,
139,849,000	Pool BS6912	4.33%		12/01/2032	138,610,261	0.4%

171,546,591	Federal National Mortgage Association,	4.50%		08/01/2052	168,456,707	0.5%
	Pool BV8021
	Pool CB4391
	Pool FS2588
	Pool MA4701

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	41

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

5,091,791,526	Federal National Mortgage Association	0.00% – 6.50%	(e)	04/01/2026 – 09/01/2053	4,479,099,858	13.2%
1,992,386,460	Federal National Mortgage Association REMICS	0.00% – 6.00%	(b)(d)(f)(g)(j)	01/25/2026 – 09/25/2060	1,426,290,576	4.2%

104,818,408	Government National Mortgage Association Pass-Thru,	2.50%		08/20/2051	92,075,312	0.3%
	Pool 785609
	Pool 785638
	Pool 785639

224,199,246	Government National Mortgage Association Pass-Thru,	2.50%		03/20/2051	196,929,381	0.6%
	Pool MA7255
	Pool CB2017
	Pool CB4182
	Pool CB5487
	Pool 785374
	Pool 785412
	Pool 785595

	Government National Mortgage Association,
130,416,219	Series 2021-193-FW (Secured Overnight Financing Rate 30 Day Average + 0.45%, 0.45% Floor, 3.00% Cap)	3.00%		11/20/2051	115,219,769	0.3%
12,865,702,119	Government National Mortgage Association	0.00% – 6.00%	(b)(d)(f)(g)(j)	08/20/2033 – 08/16/2065	1,418,975,926	4.2%
271,590,614	Government National Mortgage Association Pass-Thru	2.00% – 3.50%		01/20/2045 – 02/20/2052	232,725,316	0.7%

Other US Government and Agency Mortgage Backed Obligations(a)					573,828,556	1.7%

	Total US Government and Agency Mortgage Backed Obligations (Cost $17,320,498,958)				15,515,956,591	45.9%

US GOVERNMENT AND AGENCY OBLIGATIONS

530,000,000	United States Treasury Notes	3.50%		02/15/2033	530,869,528	1.6%
1,280,000,000	United States Treasury Notes	3.00%		08/15/2052	1,124,800,000	3.3%
1,050,000,000	United States Treasury Notes	3.63%		02/15/2053	1,042,699,224	3.1%

Other US Government and Agency Obligations(a)					51,721,153	0.1%

	Total US Government and Agency Obligations (Cost $2,806,018,732)				2,750,089,905	8.1%

SHORT TERM INVESTMENTS

320,938,393	First American Government Obligations Fund - Class U	4.66%	(i)		320,938,393	1.0%
320,938,393	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(i)		320,938,393	0.9%
320,938,393	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(i)		320,938,393	0.9%

	Total Short Term Investments (Cost $962,815,179)				962,815,179	2.8%

	Total Investments (Cost $38,576,386,968)				33,585,652,574	99.3%
	Other Assets in Excess of Liabilities				232,647,216	0.7%

	NET ASSETS				$33,818,299,790	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	45.9%
Non-Agency Residential Collateralized Mortgage Obligations	26.9%
US Government and Agency Obligations	8.1%
Non-Agency Commercial Mortgage Backed Obligations	7.7%
Asset Backed Obligations	4.6%
Collateralized Loan Obligations	3.3%
Short Term Investments	2.8%
Other Assets and Liabilities	0.7%

100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Includes interest only securities

(d)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

(e)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)

Includes securities where coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Includes principal only securities

(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(i)	Seven-day yield as of period end

(j)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

Futures Contracts

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/Value
US Treasury Ultra Long Bond Future	Long	13,000	06/21/2023	$1,834,625,000	$73,915,617
10-Year US Treasury Ultra Note Future	Long	11,800	06/21/2023	1,429,459,375	47,164,185

					$121,079,802

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	43

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Primrose Funding LLC,
19,350,000	Series 2019-1A-A2	4.48%	(d)	07/30/2049	18,209,823	0.3%

Other Asset Backed Obligations(a)					251,304,637	3.4%

	Total Asset Backed Obligations (Cost $297,759,124)				269,514,460	3.7%

BANK LOANS(a)
	Total Bank Loans (Cost $237,000,997)				225,353,978	3.1%

COLLATERALIZED LOAN OBLIGATIONS(a)
	Total Collateralized Loan Obligations (Cost $306,182,899)				276,982,022	3.8%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $509,779,154)				422,955,419	5.8%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $121,195,881)				98,585,575	1.3%

MUNICIPAL BONDS(a)
	Total Municipal Bonds (Cost $6,240,186)				5,746,682	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(a)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $537,335,498)				397,829,391	5.4%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
26,925,819	Series 2019-A-PT1	3.92%	(d)	10/25/2058	22,669,280	0.3%
48,544,062	Series 2021-RP2-A1	1.75%	(b)(d)	03/25/2065	44,120,684	0.6%

	CSMC Trust,
31,037,014	Series 2020-RPL1-PT1	3.34%	(b)(d)	10/25/2069	24,707,459	0.3%

	Impac Secured Assets Trust,
25,280,305	Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	5.39%		02/25/2037	22,451,545	0.3%

	Legacy Mortgage Asset Trust,
23,658,793	Series 2019-RPL3-PT1	0.00%	(d)	06/25/2058	20,888,961	0.3%

	Redwood Funding Trust,
20,881,708	Series 2019-1-PT	4.47%	(c)(d)	09/27/2024	20,511,342	0.3%

	Securitized Mortgage Asset Loan Trust,
24,422,145	Series 2015-1-PC	4.29%	(b)(d)	02/25/2054	20,888,205	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					651,419,376	9.0%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $993,384,245)				827,656,852	11.4%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $1,246,576,338)				1,109,209,857	15.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation Pass-Thru,
25,754,200	Pool RA7672	4.50%		07/01/2052	25,281,283	0.4%
29,684,643	Pool SD1743	4.00%		10/01/2052	28,576,593	0.4%
29,423,311	Pool SD1966	4.00%		11/01/2052	28,186,174	0.4%
39,138,899	Pool SD2263	4.00%		12/01/2052	37,482,683	0.5%
63,850,622	Pool SD7538	2.00%		04/01/2051	53,755,171	0.7%
25,275,391	Pool SD8221	3.50%		06/01/2052	23,511,130	0.3%

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation REMICS,
34,934,000	Series 5138-HM	2.00%		04/25/2051	27,268,708	0.4%
59,211,569	Federal Home Loan Mortgage Corporation Pass-Thru	2.00% – 4.50%		04/01/2047 – 08/01/2052	54,392,697	0.7%
83,408,496	Federal Home Loan Mortgage Corporation REMICS	0.00% – 5.50%	(b)(e)(f)(g)(h)	12/15/2030 – 01/15/2054	69,139,708	0.9%

	Federal National Mortgage Association Pass-Thru,
28,186,281	Pool CB3127	3.50%		03/01/2052	26,374,539	0.4%
36,816,067	Pool CB4794	4.50%		10/01/2052	36,138,117	0.5%
33,065,077	Pool FM2310	3.00%		01/01/2048	30,181,716	0.4%
30,892,653	Pool FM8214	4.00%		05/01/2049	30,003,944	0.4%
24,661,715	Pool FM8972	4.00%		06/01/2049	24,027,493	0.3%
57,533,718	Pool FM9993	3.50%		07/01/2051	54,031,457	0.7%
42,485,774	Pool FS1472	3.50%		11/01/2050	39,878,459	0.6%
71,146,369	Pool MA4326	2.50%		05/01/2051	61,502,014	0.8%

	Federal National Mortgage Association REMICS,
32,961,528	Series 2018-35-PO	0.00%	(h)	05/25/2048	24,297,119	0.3%
32,751,259	Series 2020-49-ZD	2.00%	(g)	07/25/2050	21,866,519	0.3%
25,725,350	Series 2022-28-Z	2.50%	(g)	02/25/2052	19,131,184	0.3%
66,901,332	Series 2022-3-ZW	2.00%	(g)	02/25/2052	40,887,639	0.6%

	Federal National Mortgage Association,
39,950,000	Pool BL4421	2.14%		10/01/2029	35,476,642	0.5%
25,972,000	Pool BL4424	2.14%		10/01/2029	23,063,813	0.3%
28,707,000	Pool BL4425	2.14%		10/01/2029	25,492,564	0.4%
32,930,000	Pool BL4592	2.28%		11/01/2029	29,345,129	0.4%
36,599,790	Pool BS4941	2.46%		04/01/2032	31,743,297	0.4%
210,578,055	Federal National Mortgage Association Pass-Thru	2.00% – 5.00%		12/01/2029 – 01/01/2053	192,383,715	2.6%
133,314,836	Federal National Mortgage Association REMICS	0.00% – 7.39%	(e)(f)(g)(h)	04/25/2026 – 06/25/2057	78,461,584	1.1%
35,547,105	Government National Mortgage Association Pass-Thru	3.00%		02/20/2052	32,224,475	0.4%
74,175,513	Government National Mortgage Association Pass-Thru,	2.50%		10/20/2051	64,250,606	0.9%
	Pool 785662
	Pool 785713
36,507,735	Government National Mortgage Association Pass-Thru	2.50% – 3.50%		04/20/2047 – 04/20/2052	33,255,536	0.5%

Other US Government and Agency Mortgage Backed Obligations(a)					94,987,729	1.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,551,072,051)				1,396,599,437	19.2%

US GOVERNMENT AND AGENCY OBLIGATIONS

200,900,000	United States Treasury Notes	4.50%		11/30/2024	201,724,004	2.8%
188,450,000	United States Treasury Notes	4.00%		02/15/2026	189,252,384	2.6%
225,600,000	United States Treasury Notes	3.88%		12/31/2027	228,019,032	3.1%
123,700,000	United States Treasury Notes	4.00%		02/28/2030	126,985,781	1.7%
220,400,000	United States Treasury Notes	2.88%		05/15/2032	209,793,250	2.9%
52,100,000	United States Treasury Notes	3.50%		02/15/2033	52,185,476	0.7%
56,300,000	United States Treasury Notes	2.25%		05/15/2041	44,759,600	0.6%
82,400,000	United States Treasury Notes	3.25%		05/15/2042	76,071,937	1.0%
46,800,000	United States Treasury Notes	2.88%		05/15/2052	40,055,133	0.6%
52,800,000	United States Treasury Notes	4.00%		11/15/2052	56,050,500	0.8%
246,500,000	United States Treasury Notes	3.63%		02/15/2053	244,786,056	3.4%
50,250,000	United States Treasury Notes	2.75% – 4.63%		12/31/2024 – 02/15/2043	50,292,085	0.7%

	Total US Government and Agency Obligations (Cost $1,518,088,678)				1,519,975,238	20.9%

AFFILIATED MUTUAL FUNDS

12,929,742	DoubleLine Global Bond Fund (Class I) (k)				109,385,620	1.5%
32,972,257	DoubleLine Infrastructure Income Fund (Class I)				298,398,929	4.1%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				35,750,000	0.5%

	Total Affiliated Mutual Funds (Cost $504,557,903)				443,534,549	6.1%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	45

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

SHARES/ CONTRACTS	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
COMMON STOCKS(a)(j)
	Total Common Stocks (Cost $2,522,340)				1,272,990	0.0%

ESCROW NOTES(a)(j)
	Total Escrow Notes (Cost $—)				3,187	0.0%

RIGHTS(a)(j)
	Total Rights (Cost $—)				25,608	0.0%

WARRANTS(a)(j)
	Total Warrants (Cost $—)				23,950	0.0%

SHORT TERM INVESTMENTS

34,192,241	First American Government Obligations Fund - Class U	4.66%	(i)		34,192,241	0.5%
34,192,241	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(i)		34,192,241	0.5%
34,192,241	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(i)		34,192,241	0.5%
158,000,000	United States Treasury Bills	0.00%		05/18/2023	157,076,687	2.1%
1,500,000	United States Treasury Bills	0.00%		07/11/2023	1,480,726	0.0%

	Total Short Term Investments (Cost $261,097,893)				261,134,136	3.6%

	Total Investments (Cost $8,092,793,187)				7,256,403,331	99.6%
	Other Assets in Excess of Liabilities				25,805,128	0.4%

	NET ASSETS				$7,282,208,459	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	20.9%
US Government and Agency Mortgage Backed Obligations	19.2%
US Corporate Bonds	15.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Affiliated Mutual Funds	6.1%
Foreign Corporate Bonds	5.8%
Non-Agency Commercial Mortgage Backed Obligations	5.4%
Collateralized Loan Obligations	3.8%
Asset Backed Obligations	3.7%
Short Term Investments	3.6%
Bank Loans	3.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Municipal Bonds	0.1%
Common Stocks	0.0%	(j)
Rights	0.0%	(j)
Warrants	0.0%	(j)
Escrow Notes	0.0%	(j)
Other Assets and Liabilities	0.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	20.9%
US Government and Agency Mortgage Backed Obligations	19.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Affiliated Mutual Funds	6.1%
Non-Agency Commercial Mortgage Backed Obligations	5.4%
Banking	4.6%
Collateralized Loan Obligations	3.8%
Asset Backed Obligations	3.7%
Short Term Investments	3.6%
Energy	2.3%
Utilities	1.9%
Technology	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Healthcare	1.2%
Media	1.2%
Telecommunications	0.9%
Insurance	0.8%
Retailers (other than Food/Drug)	0.8%
Transportation	0.8%
Pharmaceuticals	0.6%
Food Products	0.6%
Aerospace & Defense	0.6%
Automotive	0.6%
Finance	0.6%

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Mining	0.4%
Real Estate	0.4%
Business Equipment and Services	0.4%
Chemicals/Plastics	0.4%
Electronics/Electric	0.4%
Diversified Manufacturing	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Commercial Services	0.4%
Leisure	0.3%
Pulp & Paper	0.2%
Beverage and Tobacco	0.2%
Food Service	0.2%
Construction	0.2%
Industrial Equipment	0.2%
Containers and Glass Products	0.2%
Financial Intermediaries	0.1%
Building and Development (including Steel/Metals)	0.1%
Municipal Bonds	0.1%
Cosmetics/Toiletries	0.1%
Consumer Products	0.0%	(j)
Chemical Products	0.0%	(j)
Environmental Control	0.0%	(j)
Food/Drug Retailers	0.0%	(j)
Other Assets and Liabilities	0.4%

	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(e)	Includes interest only securities

(f)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(g)

Includes securities that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(h)	Includes principal only securities

(i)	Seven-day yield as of period end

(j)	Represents less than 0.05% of net assets
(k)	Non-income producing security

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/Value
US Treasury Ultra Long Bond Future	Long	1,900	06/21/2023	$268,137,500	$10,604,626
10-Year US Treasury Ultra Note Future	Long	2,000	06/21/2023	242,281,250	7,982,040

					$18,586,666

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	47

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended March 31, 2023 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2023	Change in Unrealized for the Period Ended March 31, 2023	Value at March 31, 2023	Shares Held at March 31, 2023	Dividend Income Earned for the Period Ended March 31, 2023
DoubleLine Infrastructure Income Fund (Class I)	$441,672,848	$—	$(116,100,000)	$(13,892,771)	$(13,281,148)	$298,398,929	32,972,257	$10,273,391
DoubleLine Global Bond Fund (Class I)	208,481,214	12,100,000	(102,100,000)	(7,319,571)	(1,776,023)	109,385,620	12,929,742	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	44,200,000	—	—	—	(8,450,000)	35,750,000	5,000,000	1,098,642

	$694,354,062	$12,100,000	$(218,200,000)	$(21,212,342)	$(23,507,171)	$443,534,549	50,901,999	$11,372,033

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 73.5%

ARGENTINA 0.4%
5,151,831	SCC Power PLC (4.00% + 4.00% PIK)	8.00%	(g)	12/31/2028	1,849,508
2,790,575	SCC Power PLC (4.00% or 4.00% PIK)	4.00%	(g)	05/17/2032	203,412

					2,052,920

BRAZIL 8.4%
4,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(a)	04/15/2024	3,637,000
5,900,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00%	(a)	06/18/2024	5,812,975
505,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%	(g)	01/28/2031	451,263
400,000	Banco do Estado do Rio Grande do Sul S.A. (5 Year CMT Rate + 4.93%)	5.38%		01/28/2031	357,436
7,192,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	7,168,626
5,100,000	Cosan Overseas Ltd.	8.25%	(a)	05/05/2023	5,079,829
400,000	Cosan Overseas Ltd.	7.00%		01/20/2027	400,998
2,764,491	Guara Notre SARL	5.20%		06/15/2034	2,382,839
1,929,352	Invepar Holdings	0.00%	(b)(c)	12/30/2028	—
3,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	2,668,631
6,957,011	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	5,473,429
1,500,000	Movida Europe S.A.	5.25%		02/08/2031	1,092,375
4,625,100	MV24 Capital B.V.	6.75%		06/01/2034	4,265,267
5,000,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	4,419,875
775,000	Simpar Europe S.A.	5.20%		01/26/2031	567,075

					43,777,618

CHILE 7.7%
1,000,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	932,771
4,800,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(g)	03/26/2079	4,591,306
4,803,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	4,594,176
1,000,000	Agrosuper S.A.	4.60%	(g)	01/20/2032	853,446
2,000,000	Antofagasta PLC	2.38%		10/14/2030	1,598,792
2,900,000	CAP S.A.	3.90%	(g)	04/27/2031	2,239,137
4,350,000	CAP S.A.	3.90%		04/27/2031	3,358,706
12,135,000	Chile Electricity PEC S.p.A.	0.00%	(g)	01/25/2028	9,120,081
3,107,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,805,296
3,875,424	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	3,575,292
4,400,000	Inversiones La Construccion S.A.	4.75%		02/07/2032	3,503,162
400,000	Telefonica Moviles Chile S.A.	3.54%	(g)	11/18/2031	319,336
1,800,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	1,113,315
4,000,000	VTR Finance NV	6.38%		07/15/2028	1,620,000

					40,224,816

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLOMBIA 10.1%
423,750	AI Candelaria Spain S.A.	7.50%		12/15/2028	387,059
3,800,000	AI Candelaria Spain S.A.	5.75%	(g)	06/15/2033	2,698,000
3,030,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	2,151,300
2,850,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(a)(g)	04/22/2031	1,972,200
3,700,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	3,111,681
7,400,000	Ecopetrol S.A.	4.63%		11/02/2031	5,700,136
1,050,000	Ecopetrol S.A.	5.88%		05/28/2045	729,750
10,550,000	Ecopetrol S.A.	5.88%		11/02/2051	7,142,350
10,200,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	7,817,724
4,392,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	3,170,178
910,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	813,289
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	(g)	02/15/2025	339,433
9,700,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	8,231,240
2,100,000	Gran Tierra Energy, Inc.	7.75%	(g)	05/23/2027	1,646,925
7,500,000	Oleoducto Central S.A.	4.00%		07/14/2027	6,421,017

					52,332,282

DOMINICAN REPUBLIC 0.9%
5,400,000	AES Andres B.V.	5.70%	(g)	05/04/2028	4,743,360

GUATEMALA 0.8%
2,350,000	Banco Industrial S.A. (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	2,172,787
2,131,000	CT Trust	5.13%		02/03/2032	1,784,712
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	160,954

					4,118,453

INDIA 7.6%
2,188,000	Adani Electricity Mumbai Ltd.	3.95%		02/12/2030	1,562,993
2,626,000	Adani Electricity Mumbai Ltd.	3.87%		07/22/2031	1,824,701
2,928,000	Adani International Container Terminal Private Ltd.	3.00%	(g)	02/16/2031	2,233,896
4,140,375	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	3,158,868
2,400,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	1,910,400
900,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	680,902
4,450,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	2,870,532
1,327,500	JSW Hydro Energy Ltd.	4.13%	(g)	05/18/2031	1,102,697
177,000	JSW Hydro Energy Ltd.	4.13%		05/18/2031	147,026
4,400,000	JSW Steel Ltd.	5.05%		04/05/2032	3,605,867
200,000	Network i2i Ltd. (5 Year CMT Rate + 3.39%)	3.98%	(a)	03/03/2026	176,108
850,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65%	(a)	01/15/2025	811,750
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	551,960
1,500,000	Reliance Industries Ltd.	2.88%		01/12/2032	1,248,016
1,100,000	UltraTech Cement Ltd.	2.80%		02/16/2031	883,449
700,000	UPL Corporation Ltd.	4.50%		03/08/2028	620,070
8,265,000	UPL Corporation Ltd.	4.63%		06/16/2030	6,996,212
4,800,000	Vedanta Resources Finance PLC	9.25%	(g)	04/23/2026	2,883,051
10,900,000	Vedanta Resources Ltd.	6.13%		08/09/2024	6,471,437

					39,739,935

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	49

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 7.4%
3,400,000	Freeport Indonesia PT	5.32%	(g)	04/14/2032	3,182,709
3,500,000	Freeport Indonesia PT	6.20%		04/14/2052	3,211,215
1,350,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	1,266,825
1,000,000	Freeport-McMoRan, Inc.	5.25%		09/01/2029	981,543
5,200,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	4,917,786
4,600,000	Indonesia Asahan Aluminium Persero PT	5.45%		05/15/2030	4,518,511
7,030,350	LLPL Capital Pte Ltd.	6.88%	(g)	02/04/2039	6,239,539
3,473,820	LLPL Capital Pte Ltd.	6.88%		02/04/2039	3,083,066
4,500,000	Minejesa Capital B.V.	4.63%		08/10/2030	3,976,145
9,300,000	Minejesa Capital B.V.	5.63%		08/10/2037	7,298,951

					38,676,290

ISRAEL 1.7%
8,400,000	Bank Hapoalim B.M.	3.26%	(f)(g)	01/21/2032	7,018,200
2,126,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(g)	01/29/2031	1,855,764

					8,873,964

JAMAICA 0.2%
2,219,824	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK)	8.00%	(g)	04/01/2025	889,905
3,224,769	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(a)(g)	04/17/2023	375,170

					1,265,075

KOREA 1.4%
3,200,000	Korea Development Bank	1.63%		01/19/2031	2,605,799
4,500,000	Korea Development Bank	2.00%		10/25/2031	3,718,320
900,000	LG Chem Ltd.	2.38%	(g)	07/07/2031	741,184
200,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88%	(a)(g)	05/12/2026	169,040

					7,234,343

KUWAIT 0.7%
3,000,000	Equate Petrochemical B.V.	2.63%		04/28/2028	2,649,654
1,000,000	MEGlobal Canada ULC	5.00%		05/18/2025	991,090

					3,640,744

MEXICO 5.5%
800,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)	01/24/2032	646,000
4,400,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	(a)	01/10/2028	3,897,300
5,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	(a)(g)	06/27/2029	4,327,084
2,100,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	5.95%		10/01/2028	2,055,855
3,500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	2,996,980
2,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	1,748,400
2,400,000	Braskem Idesa SAPI	6.99%		02/20/2032	1,813,431

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	Cemex S.A.B. de C.V. (5 Year CMT Rate + 4.91%)	9.13%	(a)(g)	03/14/2028	300,811
2,700,000	CEMEX, S.A.B de C.V. (5 Year CMT Rate + 4.53%)	5.13%	(a)	06/08/2026	2,419,740
5,200,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	(a)(c)	11/29/2027	143,000
4,600,000	Mexarrend SAPI de C.V.	10.25%	(c)(g)	07/24/2024	984,791
2,507,762	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	2,416,416
7,400,000	Petroleos Mexicanos	6.75%		09/21/2047	4,816,001
16,033,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	(a)(c)	01/29/2025	227,989

					28,793,798

PANAMA 3.2%
1,800,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	1,657,786
700,000	Banco Nacional de Panama	2.50%	(g)	08/11/2030	543,711
4,100,000	Banistmo S.A.	4.25%		07/31/2027	3,756,430
3,650,000	C&W Senior Financing	6.88%		09/15/2027	3,268,480
2,400,000	Multibank, Inc.	7.75%	(g)	02/03/2028	2,404,560
4,911,841	UEP Penonome S.A.	6.50%	(g)	10/01/2038	3,697,565
1,408,000	UEP Penonome S.A.	6.50%		10/01/2038	1,059,922

					16,388,454

PARAGUAY 1.2%
2,500,000	Banco Continental SAECA	2.75%		12/10/2025	2,221,575
2,785,519	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	1,872,545
3,217,500	Rutas 2 and 7 Finance Ltd.	0.00%		09/30/2036	2,036,277

					6,130,397

PERU 7.0%
800,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	690,949
3,367,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,033,715
12,172,000	Banco Internacional del Peru S.A.A. Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	11,175,600
2,500,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	2,417,100
1,844,471	Fenix Power Peru S.A.	4.32%		09/20/2027	1,702,671
8,499,650	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	8,019,960
2,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,307,857
2,110,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	1,868,152
4,700,000	Petroleos del Peru S.A.	4.75%		06/19/2032	3,498,727
2,600,000	Petroleos del Peru S.A.	5.63%		06/19/2047	1,686,100

					36,400,831

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SAUDI ARABIA 1.1%
6,200,000	EIG Pearl Holdings SARL	3.55%		08/31/2036	5,320,778
500,000	EIG Pearl Holdings SARL	4.39%		11/30/2046	396,072

					5,716,850

SINGAPORE 5.3%
5,100,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	4,602,882
2,400,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	2,202,852
1,000,000	PSA Treasury Pte Ltd.	2.13%		09/05/2029	872,087
3,500,000	SingTel Group Treasury Pte Ltd.	1.88%		06/10/2030	2,937,350
6,100,000	Temasek Financial Ltd.	1.00%	(g)	10/06/2030	4,877,076
5,100,000	Temasek Financial Ltd.	1.00%		10/06/2030	4,077,555
2,000,000	Temasek Financial Ltd.	1.63%		08/02/2031	1,660,318
2,500,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.23%)	2.00%		10/14/2031	2,216,746
4,700,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	4,217,428

					27,664,294

SOUTH AFRICA 0.3%
2,000,000	Sasol Financing USA LLC	5.50%		03/18/2031	1,674,607

UNITED ARAB EMIRATES 2.2%
10,112,940	Galaxy Pipeline Assets Bidco Ltd.	2.16%	(g)	03/31/2034	8,721,589
400,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	329,520
2,754,565	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	2,238,046

					11,289,155

VIETNAM 0.4%
2,500,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	2,124,340

	Total Foreign Corporate Bonds (Cost $473,960,870)				382,862,526

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 23.6%

BRAZIL 0.8%
1,000,000	Brazilian Government International Bond	5.00%		01/27/2045	788,345
4,000,000	Brazilian Government International Bond	5.63%		02/21/2047	3,378,506

					4,166,851

CHILE 2.2%
1,000,000	Chile Government International Bond	2.55%		07/27/2033	824,636
1,500,000	Chile Government International Bond	3.10%		05/07/2041	1,129,617
8,500,000	Chile Government International Bond	3.50%		01/25/2050	6,383,795

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,900,000	Chile Government International Bond	3.10%		01/22/2061	3,203,658

					11,541,706

COLOMBIA 3.9%
3,000,000	Colombia Government International Bond	3.13%		04/15/2031	2,295,912
12,200,000	Colombia Government International Bond	3.25%		04/22/2032	9,108,842
8,200,000	Colombia Government International Bond	5.00%		06/15/2045	5,752,031
5,100,000	Colombia Government International Bond	4.13%		05/15/2051	3,155,277

					20,312,062

DOMINICAN REPUBLIC 1.5%
9,000,000	Dominican Republic International Bond	4.88%	(g)	09/23/2032	7,664,699

INDONESIA 1.9%
1,100,000	Indonesia Government International Bond	4.35%		01/11/2048	979,278
5,700,000	Indonesia Government International Bond	3.70%		10/30/2049	4,533,058
5,400,000	Perusahaan Penerbit	3.80%		06/23/2050	4,334,143

					9,846,479

MEXICO 5.8%
4,700,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	3,970,733
4,000,000	Mexico Government International Bond	2.66%		05/24/2031	3,348,204
12,900,000	Mexico Government International Bond	4.28%		08/14/2041	10,573,355
2,800,000	Mexico Government International Bond	4.35%		01/15/2047	2,220,637
12,800,000	Mexico Government International Bond	4.40%		02/12/2052	10,033,266

					30,146,195

PANAMA 3.4%
7,100,000	Panama Government International Bond	2.25%		09/29/2032	5,459,047
1,500,000	Panama Government International Bond	4.30%		04/29/2053	1,104,244
2,200,000	Panama Government International Bond	4.50%		04/01/2056	1,642,865
14,100,000	Panama Government International Bond	3.87%		07/23/2060	9,276,375

					17,482,531

PHILIPPINES 1.6%
3,000,000	Philippine Government International Bond	1.65%		06/10/2031	2,413,346
3,000,000	Philippine Government International Bond	3.70%		02/02/2042	2,460,373
3,200,000	Philippine Government International Bond	2.95%		05/05/2045	2,312,579
1,500,000	Philippine Government International Bond	2.65%		12/10/2045	1,031,532

					8,217,830

SAUDI ARABIA 1.8%
13,500,000	Saudi Government International Bond	3.45%		02/02/2061	9,576,671

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	51

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $/ CONTRACTS/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SOUTH AFRICA 0.7%
4,200,000	Republic of South Africa Government Bond	4.30%		10/12/2028	3,777,585

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $159,180,787)				122,732,609

WARRANTS 0.0%(h)
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00(b)(d)				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 1.5%
2,577,383	First American Government Obligations Fund - Class U	4.66%	(e)		2,577,383
2,577,383	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(e)		2,577,383
2,577,384	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(e)		2,577,384

	Total Short Term Investments (Cost $7,732,150)				7,732,150

	Total Investments 98.6% (Cost $640,873,807)				513,327,285
	Other Assets in Excess of Liabilities 1.4%				7,246,876

	NET ASSETS 100.0%				$520,574,161

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	23.6%
Banking	17.7%
Utilities	16.1%
Energy	11.6%
Transportation	9.0%
Mining	6.6%
Finance	3.0%
Telecommunications	2.6%
Chemical Products	2.4%
Chemicals/Plastics	1.9%
Short Term Investments	1.5%
Building and Development (including Steel/Metals)	1.4%
Consumer Products	1.2%
Construction	0.0%	(h)
Other Assets and Liabilities	1.4%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Colombia	14.0%
Mexico	11.3%
Chile	9.9%
Indonesia	9.3%
Brazil	9.2%
India	7.6%
Peru	7.0%
Panama	6.6%
Singapore	5.3%
Saudi Arabia	2.9%
Dominican Republic	2.4%
United Arab Emirates	2.2%
Israel	1.7%
Philippines	1.6%
United States	1.5%
Korea	1.4%
Paraguay	1.2%
South Africa	1.0%
Guatemala	0.8%
Kuwait	0.7%
Vietnam	0.4%
Argentina	0.4%
Jamaica	0.2%
Other Assets and Liabilities	1.4%

100.0%

(a)	Perpetual maturity. The date disclosed is the next call date of the security.

(b)	Value determined using significant unobservable inputs.

(c)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(d)	Non-income producing security

(e)	Seven-day yield as of period end

(f)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(h)	Represents less than 0.05% of net assets

BRL	Brazilian Real

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 0.4%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	0.00%	(a)(f)(g)(j)	01/17/2028	73,700

	Total Collateralized Loan Obligations (Cost $73,700)				73,700

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 22.2%

	Adjustable Rate Mortgage Trust,
103,275	Series 2006-1-2A1	4.60%	(a)	03/25/2036	60,600

	AMSR Trust,
500,000	Series 2021-SFR3-G	3.80%	(f)	10/17/2038	434,515

	Banc of America Alternative Loan Trust,
254,342	Series 2006-7-A4	6.50%		10/25/2036	74,820

	BCAP LLC Trust,
21,508	Series 2007-AA2-2A5	6.00%		04/25/2037	11,132

	Chase Mortgage Finance Trust,
136,611	Series 2006-S2-1A13	6.25%		10/25/2036	61,117

	ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates,
97,392	Series 2007-M1-2F4	4.12%	(k)	08/25/2037	83,678

	CHL Mortgage Pass-Through Trust,
97,043	Series 2007-10-A5	6.00%		07/25/2037	48,442
5,589	Series 2007-4-1A5	6.50%		05/25/2037	2,859

	CitiMortgage Alternative Loan Trust,
87,804	Series 2007-A6-1A11	6.00%		06/25/2037	76,254

	Countrywide Alternative Loan Trust,
362,372	Series 2005-28CB-3A6	6.00%		08/25/2035	176,531
154,364	Series 2005-48T1-A2	5.50%		11/25/2035	97,614
151,402	Series 2005-J8-1A5	5.50%		07/25/2035	116,076
250,709	Series 2006-32CB-A10	6.00%		11/25/2036	159,220
48,850	Series 2006-32CB-A16	5.50%		11/25/2036	29,368
617,148	Series 2006-J1-2A1	7.00%		02/25/2036	77,515
9,020	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	7.61%	(b)	08/25/2037	9,146
6,749	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	9.02%	(b)	09/25/2037	6,345

	Credit Suisse First Boston Mortgage Securities Corporation,
51,521	Series 2005-8-1A3	5.25%		09/25/2035	42,995

	CSMC Mortgage-Backed Trust,
20,192	Series 2006-9-4A1	6.00%		11/25/2036	13,069

	Deutsche Mortgage Securities, Inc.,
37,376	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	5.57%	(b)(f)	04/15/2036	34,637
152,626	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	5.57%	(b)(f)	04/15/2036	135,268

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	(a)	09/25/2036	62,857

	GSR Mortgage Loan Trust,
36,806	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	6.44%	(b)	02/25/2036	30,284

	Homeward Opportunities Fund Trust,
182,342	Series 2020-BPL1-A2	5.44%	(f)(k)	08/25/2025	179,598

	JP Morgan Alternative Loan Trust,
11,889	Series 2005-S1-2A11	6.00%		12/25/2035	8,268
245,950	Series 2006-S1-1A3	5.50%		03/25/2036	133,414

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Mortgage Acquisition Trust,
73,176	Series 2006-CH2-AF3	5.46%	(k)	09/25/2029	45,498

	Lehman Mortgage Trust,
67,544	Series 2005-1-3A3A	5.61%		07/25/2035	60,628
28,938	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55%	(b)(c)	08/25/2036	2,166
1,809	Series 2006-4-1A4	6.00%		08/25/2036	1,476
569,572	Series 2007-10-2A1	6.50%		01/25/2038	175,078
239,516	Series 2007-5-11A1	4.60%	(a)	06/25/2037	149,430

	MASTR Resecuritization Trust,
104,641	Series 2008-4-A1	6.00%	(a)(f)	06/27/2036	84,594

	Morgan Stanley Mortgage Loan Trust,
187,665	Series 2007-13-6A1	6.00%		10/25/2037	112,859

	NMLT Trust,
500,000	Series 2021-INV2-B2	4.07%	(a)(f)	08/25/2056	314,255

	Progress Residential Trust,
400,000	Series 2021-SFR3-G	4.25%	(f)	05/17/2026	354,172

	PRPM LLC,
490,310	Series 2022-5-A1	6.90%	(f)(k)	09/27/2027	488,581

	RAMP Trust,
63,442	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.58%, 0.87% Floor, 14.00% Cap)	5.72%		02/25/2034	62,222

	Residential Accredit Loans, Inc.,
1,252	Series 2006-QS13-1A8	6.00%		09/25/2036	951
13,921	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	5.25%		06/25/2036	10,037
41,763	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.75%	(b)(c)	06/25/2036	2,583
26,569	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	5.30%		08/25/2036	19,109
79,708	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	0.70%	(b)(c)	08/25/2036	7,098

	Residential Asset Securitization Trust,
125,733	Series 2005-A11-1A4	5.50%		10/25/2035	88,646
11,870	Series 2005-A12-A12	5.50%		11/25/2035	6,526
302,256	Series 2007-A1-A8	6.00%		03/25/2037	94,960

	Washington Mutual Mortgage Pass-Through Certificates Trust,
190,688	Series 2006-8-A6	4.17%		10/25/2036	73,201

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $6,552,072)				4,319,692

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 8.8%

	Federal Home Loan Mortgage Corporation REMICS,
22,083	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	1.75%	(b)(c)	01/15/2037	1,844
43,992	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.37%	(b)(c)	08/15/2037	3,327
10,954	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	1.71%	(b)(c)	11/15/2037	652
45,488	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	1.63%	(b)(c)	08/15/2036	4,054
5,450	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	1.50%	(b)(c)	02/15/2038	381
19,897	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	0.97%	(b)(c)	03/15/2038	1,158

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	53

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation REMICS, (Cont.)
146,265	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	(b)(c)	03/15/2038	670
15,293	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	0.84%	(b)(c)	01/15/2039	748
82,224	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.32%	(b)(c)	04/15/2039	5,715
3,368	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	0.27%	(b)(c)	08/15/2039	163
35,964	Federal Home Loan Mortgage Corporation REMICS, Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	0.00%	(b)(c)	09/15/2040	1,278
55,584	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	1.35%	(b)(c)	11/15/2040	4,729
38,949	Series 3779-DZ	4.50%	(d)	12/15/2040	39,188
80,431	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	1.17%	(b)(c)	02/15/2041	7,044
25,586	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	1.29%	(b)(c)	07/15/2041	1,972

	Federal National Mortgage Association REMICS,
34,292	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	1.73%	(b)(c)	10/25/2036	3,446
17,139	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	1.47%	(b)(c)	01/25/2037	1,708
134,922	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	1.27%	(b)(c)	05/25/2037	10,251
55,195	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	1.77%	(b)(c)	10/25/2036	4,981
3,427	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	1.90%	(b)(c)	07/25/2039	226
71,560	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	0.95%	(b)(c)	09/25/2036	3,220
15,946	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	0.90%	(b)(c)	03/25/2037	865
13,948	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	0.87%	(b)(c)	04/25/2037	688
87,036	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	0.82%	(b)(c)	05/25/2040	5,321
164	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	1.55%	(b)(c)	11/25/2040	—
242,707	Series 2012-30-DZ	4.00%		04/25/2042	233,593
1,342,632	Series 2013-53-ZC	3.00%	(d)	06/25/2043	1,228,743

	Government National Mortgage Association,
9,233	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	1.19%	(b)(c)	02/20/2038	18
98,878	Series 2011-45-GZ	4.50%		03/20/2041	95,419
65,331	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	0.36%	(b)	12/20/2040	61,549

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,869,986)				1,722,951

AFFILIATED MUTUAL FUNDS 20.3%
124,955	DoubleLine Core Fixed Income Fund (Class R6)				1,175,826
188,730	DoubleLine Flexible Income Fund (Class R6)				1,590,990
131,152	DoubleLine Total Return Bond Fund (Class R6)				1,177,747

	Total Affiliated Mutual Funds (Cost $4,168,318)				3,944,563

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
EXCHANGE TRADED FUNDS 14.0%
14,600	iShares ESG MSCI USA Leaders ETF				1,040,396
13,500	iShares MSCI Canada Index ETF				461,430
8,900	Janus Henderson B-BBB CLO ETF				398,008
9,000	KraneShares CSI China Internet ETF				280,710
13,473	KraneShares Global Carbon ETF				534,204

	Total Exchange Traded Funds (Cost $2,683,356)				2,714,748

REAL ESTATE INVESTMENT TRUSTS 1.7%
33,000	MFA Financial, Inc.				327,360

	Total Real Estate Investment Trusts (Cost $460,828)				327,360

SHORT TERM INVESTMENTS 29.2%
273,792	First American Government Obligations Fund - Class U	4.66%	(e)(i)		273,792
273,792	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(e)(i)		273,792
273,792	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(e)(i)		273,792
1,080,000	United States Treasury Bills	0.00%		04/20/2023	1,077,632
2,800,000	United States Treasury Bills	0.00%	(h)(i)	05/18/2023	2,783,637
200,000	United States Treasury Bills	0.00%	(h)(i)	10/05/2023	195,281
100,000	United States Treasury Bills	0.00%	(i)	08/24/2023	98,138
500,000	United States Treasury Bills	0.00%	(i)	06/01/2023	496,286
200,000	United States Treasury Bills	0.00%	(i)	07/06/2023	197,578

	Total Short Term Investments (Cost $5,679,731)				5,669,928

	Total Investments - 96.6% (Cost $21,487,991)				18,772,942
	Other Assets in Excess of Liabilities - 3.4%				656,999

	NET ASSETS - 100.0%				$19,429,941

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	29.2%
Non-Agency Residential Collateralized Mortgage Obligations	22.2%
Affiliated Mutual Funds	20.3%
Exchange Traded Funds	14.0%
US Government and Agency Mortgage Backed Obligations	8.8%
Real Estate Investment Trusts	1.7%
Collateralized Loan Obligations	0.4%
Other Assets and Liabilities	3.4%

100.0%

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(c)	Interest only security

(d)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(e)	Seven-day yield as of period end

(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(g)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(h)	All or a portion of this security has been pledged as collateral.

(i)	All or a portion of this security is owned by DoubleLine Cayman Multi-Asset Growth Fund I Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Growth Fund.

(j)	Value determined using significant unobservable inputs.

(k)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount(1)	Unrealized Appreciation (Depreciation)/Value
MSCI EAFE Index Futures	Long	29	06/16/2023	$3,039,925	$126,259
MSCI Emerging Markets Index Future	Long	24	06/16/2023	1,194,600	38,102
10-Year US Treasury Ultra Note Future	Long	3	06/21/2023	363,422	12,040
5-Year US Treasury Note Future	Long	15	06/30/2023	1,642,617	(2,024)
Canadian Dollar Futures	Short	(7)	06/20/2023	(517,930)	(8,527)

					$165,850

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(i)	Barclays Capital, Inc.	Long	0.40%	Termination	10/31/2023	$4,500,000	$505,355	$—	$505,355
Long Commodity Basket Swap(ii)(v)	Morgan Stanley	Long	0.19%	Termination	04/06/2023	1,050,000	17,159	—	17,159
Short Commodity Basket Swap(iii)(v)	Morgan Stanley	Short	(0.22)%	Termination	04/06/2023	(1,050,000)	(10,095)	—	(10,095)

							$512,419	$—	$512,419

(i)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2023, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

(ii)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2023, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Heating Oil Roll	MSCYHO0	0.13	106	16.8%
Morgan Stanley RBOB Roll	MSCYXB0	0.12	105	16.7%
Morgan Stanley Corn Roll	MSCYCN0	0.22	105	16.7%
Morgan Stanley Soybeans Roll	MSCYSY0	0.16	105	16.7%
Morgan Stanley Sugar Roll	MSCYSB0	0.19	105	16.6%
Morgan Stanley Gasoil Roll	MSCYQS0	0.15	104	16.5%

			$630	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	55

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)

(iii)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At March 31, 2023, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(iv)	Value of Index	Weightings
Morgan Stanley Natural Gas Roll	MSCYNG0	2.60	$156	17.4%
Morgan Stanley Aluminum Roll	MSCYLA0	0.31	150	16.7%
Morgan Stanley Silver Roll	MSCYSI0	0.24	150	16.6%
Morgan Stanley Wheat Roll	MSCYWH0	0.52	149	16.5%
Morgan Stanley Gold Roll	MSCYGC0	0.21	148	16.4%
Morgan Stanley Cotton Roll	MSCYCT0	0.20	147	16.4%

			$900	100.0%

(iv)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

(v)	All or a portion of this security is owned by DoubleLine Cayman Multi-Asset Growth Fund I Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Growth Fund.

A summary of the DoubleLine Multi-Asset Growth Fund’s investments in affiliated mutual funds for the period ended March 31, 2023 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2023	Change in Unrealized for the Period Ended March 31, 2023	Value at March 31, 2023	Shares Held at March 31, 2023	Dividend Income Earned for the Period Ended March 31, 2023
DoubleLine Flexible Income Fund (Class R6)	$—	$1,689,129	$—	$—	$(98,139)	$1,590,990	188,730	$74,658
DoubleLine Total Return Bond Fund (Class R6)	—	1,244,634	—	—	(66,887)	1,177,747	131,152	43,107
DoubleLine Core Fixed Income Fund (Class R6)	—	1,234,555	—	—	(58,729)	1,175,826	124,955	46,272
DoubleLine Flexible Income Fund (Class I)	1,738,199	—	(1,689,129)	(171,744)	122,674	—	—	5,228
DoubleLine Core Fixed Income Fund (Class I)	1,290,785	—	(1,234,555)	(119,957)	63,727	—	—	3,393
DoubleLine Total Return Bond Fund (Class I)	1,287,914	—	(1,244,634)	(151,042)	107,762	—	—	3,276

	$4,316,898	$4,168,318	$(4,168,318)	$(442,743)	$70,408	$3,944,563	444,837	$175,934

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 5.9%

	AccessLex Institute,
2,803,615	Series 2007-A-B (3 Month LIBOR USD + 0.55%)	5.51%		02/25/2037	2,685,913

	ACHV Trust,
4,189,157	Series 2023-1PL-A	6.42%	(c)	03/18/2030	4,185,402

	ACM Auto Trust,
7,901,930	Series 2023-1A-A	6.61%	(c)	01/22/2030	7,893,044

	Affirm Asset Securitization Trust,
647,920	Series 2020-Z1-A	3.46%	(c)	10/15/2024	643,777
2,522,157	Series 2020-Z2-A	1.90%	(c)	01/15/2025	2,483,163
2,850,000	Series 2021-B-A	1.03%	(c)	08/17/2026	2,725,708
6,187,998	Series 2021-Z1-A	1.07%	(c)	08/15/2025	6,009,736

	Aqua Finance Trust,
3,394,298	Series 2020-AA-A	1.90%	(c)	07/17/2046	3,169,232

	Arivo Acceptance Auto Loan Receivables Trust,
1,588,670	Series 2021-1A-A	1.19%	(c)	01/15/2027	1,540,037

	CAL Funding Ltd.,
8,465,625	Series 2020-1A-A	2.22%	(c)	09/25/2045	7,528,606

	Commonbond Student Loan Trust,
1,186,054	Series 2017-BGS-A1	2.68%	(c)	09/25/2042	1,064,391
1,103,671	Series 2020-AGS-A	1.98%	(c)	08/25/2050	948,160

	Consumer Loan Underlying Bond Credit Trust,
2,019,857	Series 2020-P1-C	4.61%	(c)	03/15/2028	1,977,434

	CPS Auto Receivables Trust,
171,932	Series 2020-C-C	1.71%	(c)	08/17/2026	171,513
2,440,907	Series 2022-D-A	6.09%	(c)	01/15/2027	2,447,831

	DataBank Issuer,
10,000,000	Series 2023-1A-A2	5.12%	(c)	02/25/2053	9,404,210

	Diamond Resorts Owner Trust,
2,420,041	Series 2021-1A-B	2.05%	(c)	11/21/2033	2,228,781

	Drive Auto Receivables Trust,
3,000,000	Series 2021-3-C	1.47%		01/15/2027	2,863,231

	Exeter Automobile Receivables Trust,
15,970,765	Series 2021-1A-C	0.74%		01/15/2026	15,705,495

	ExteNet LLC,
4,250,000	Series 2019-1A-B	4.14%	(c)	07/26/2049	4,059,659

	Foundation Finance Trust,
1,423,957	Series 2019-1A-A	3.86%	(c)	11/15/2034	1,398,525

	Global SC Finance SRL,
3,614,059	Series 2020-1A-A	2.17%	(c)	10/17/2040	3,282,366

	Hertz Vehicle Financing LLC,
10,200,000	Series 2021-1A-B	1.56%	(c)	12/26/2025	9,516,055

	Hilton Grand Vacations Trust,
1,017,368	Series 2018-AA-A	3.54%	(c)	02/25/2032	987,748
508,224	Series 2020-AA-A	2.74%	(c)	02/25/2039	479,571

	Laurel Road Prime Student Loan Trust,
699,886	Series 2019-A-A1FX	2.34%	(c)	10/25/2048	676,457

	Lendbuzz Securitization Trust,
10,750,000	Series 2023-1A-A2	6.92%	(c)	08/15/2028	10,768,561

	LendingPoint Asset Securitization Trust,
8,528,782	Series 2022-C-A	6.56%	(c)	02/15/2030	8,502,602

	Loanpal Solar Loan Ltd.,
8,797,462	Series 2020-3GS-A	2.47%	(c)	12/20/2047	6,950,991

	Marlette Funding Trust,
3,070,684	Series 2019-4A-C	3.76%	(c)	12/17/2029	3,025,732

	MVW Owner Trust,
702,668	Series 2018-1A-C	3.90%	(c)	01/21/2036	680,653

	Navient Private Education Loan Trust,
3,451,021	Series 2020-FA-A	1.22%	(c)	07/15/2069	3,086,736
1,933,539	Series 2020-GA-A	1.17%	(c)	09/16/2069	1,730,277

	NP SPE LLC,
3,121,755	Series 2019-1A-A1	2.57%	(c)	09/20/2049	2,927,436

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Oxford Finance Funding LLC,
3,208,591	Series 2019-1A-A2	4.46%	(c)	02/15/2027	3,187,544
6,958,362	Series 2020-1A-A2	3.10%	(c)	02/15/2028	6,916,832

	pagaya AI Debt Selection Trust,
2,271,372	Series 2021-1-A	1.18%	(c)	11/15/2027	2,253,018
14,642,086	Series 2021-5-A	1.53%	(c)	08/15/2029	14,278,883
8,819,973	Series 2021-HG1-A	1.22%	(c)	01/16/2029	8,366,214
19,337,348	Series 2022-1-A	2.03%	(c)	10/15/2029	18,687,106
2,245,283	Series 2021-3-A	1.15%	(c)	05/15/2029	2,205,557
18,031,120	Series 2022-3-A	6.06%	(c)	03/15/2030	17,924,713

	Pagaya Al Debt Trust,
24,000,000	Series 2023-1-A	7.56%	(c)	07/15/2030	24,019,152

	Prosper Marketplace Issuance Trust,
568,589	Series 2019-2A-C	5.05%	(c)	09/15/2025	567,301

	Santander Drive Auto Receivables Trust,
5,000,000	Series 2020-4-D	1.48%		01/15/2027	4,814,634

	Sierra Timeshare Receivables Funding LLC,
2,056,860	Series 2021-2A-C	1.95%	(c)	09/20/2038	1,861,702

	SLM Private Credit Student Loan Trust,
5,868,602	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	5.16%		06/15/2039	5,462,356
3,539,720	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	5.14%		12/15/2039	3,280,541

	SoFi Alternative Consumer Loan Program,
15,786,031	Series 2021-2-A	1.25%	(c)	08/15/2030	15,050,213

	SoFi Alternative Trust,
11,821,057	Series 2021-1-PT1	9.72%	(a)(c)	05/25/2030	11,641,696
29,605,224	Series 2021-3-A	1.50%	(c)	11/15/2030	28,149,772

	SoFi Consumer Loan Program Trust,
9,570,243	Series 2022-1S-A	6.21%	(c)	04/15/2031	9,578,863
4,000,000	Series 2023-1S-A	5.81%	(c)	05/15/2031	4,004,390

	SoFi Professional Loan Program LLC,
98,640	Series 2017-A-A2B	2.40%	(c)	03/26/2040	98,050

	SoFi Professional Loan Program Trust,
1,419,871	Series 2018-D-A2FX	3.60%	(c)	02/25/2048	1,370,681
4,832,895	Series 2020-C-AFX	1.95%	(c)	02/15/2046	4,397,745

	Stack Infrastructure Issuer LLC,
5,109,741	Series 2019-1A-A2	4.54%	(c)	02/25/2044	5,020,459

	TAL Advantage LLC,
3,687,500	Series 2020-1A-A	2.05%	(c)	09/20/2045	3,294,718

	Upgrade Master Pass-Thru Trust,
5,568	Series 2019-ST1-A	4.00%	(c)	07/15/2025	5,557
3,077,901	Series 2021-PT3-A	14.42%	(a)(c)	07/15/2027	2,981,741

	Upstart Pass-Through Trust,
1,669,133	Series 2020-ST5-A	3.00%	(c)	12/20/2026	1,598,811
2,080,291	Series 2021-ST5-A	2.00%	(c)	07/20/2027	1,985,132
6,304,903	Series 2021-ST6-A	1.85%	(c)	08/20/2027	6,026,166

	Upstart Securitization Trust,
4,640,104	Series 2021-3-A	0.83%	(c)	07/20/2031	4,565,520
2,000,000	Series 2021-3-B	1.66%	(c)	07/20/2031	1,904,245
4,250,000	Series 2023-1-A	6.59%	(c)	02/20/2033	4,234,751

	Westgate Resorts LLC,
7,541,616	Series 2022-1A-C	2.49%	(c)	08/20/2036	7,116,551

	Total Asset Backed Obligations (Cost $374,248,315)				360,599,647

BANK LOANS 4.9%

	1011778 B.C. Unlimited Liability Company,
10,228,907	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		11/19/2026	10,147,945

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	57

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Api Group DE, Inc.,
853,897	Senior Secured First Lien Term Loan (1 Month LIBOR USD)	4.84%	10/01/2026	854,430

	Asplundh Tree Expert LLC,
11,327,299	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	09/07/2027	11,284,822

	Avantor Funding, Inc.,
6,919,462	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.09%	11/08/2027	6,923,268

	Axalta Coating Systems US Holdings, Inc.
4,138,750	(1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.90%	12/20/2029	4,149,966

	Berry Global, Inc.,
11,255,707	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.51%	07/01/2026	11,231,113

	Cable One, Inc.,
1,882,882	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%	05/03/2028	1,841,694

	Calpine Corporation,
1,411,992	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.85%	04/06/2026	1,405,469
7,569,723	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%	12/16/2027	7,547,279

	Catalent Pharma Solutions, Inc.,
2,913,732	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	6.81%	02/22/2028	2,896,613

	Charter Communications Operating LLC,
10,250,266	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.56%	02/01/2027	10,171,800

	Elanco Animal Health, Inc.,
4,872,491	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.41%	07/30/2027	4,774,627

	Element Solutions, Inc.,
6,077,313	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	6.81%	01/30/2026	6,077,860

	Energizer Holdings, Inc.,
5,925,542	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.12%	12/22/2027	5,892,211

	Fleetcor Technologies Operating Company LLC,
11,467,570	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	04/28/2028	11,421,700

	Focus Financial Partners LLC,
2,513,202	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.31%	06/30/2028	2,479,551

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Gardner Denver, Inc.,
14,918,191	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.66%	03/01/2027	14,892,607

	Gen Digital, Inc.
9,496,764	Senior Secured First Lien (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	6.91%	09/12/2029	9,414,854

	Generac Power Systems, Inc.,
890,307	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.52%	12/11/2026	888,731

	Go Daddy Operating Company LLC
11,131,682	(1 Month Secured Overnight Financing Rate + 3.25%)	8.06%	11/09/2029	11,139,251

	Gray Television, Inc.
3,247,352	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%)	7.36%	01/02/2026	3,198,658

	Grifols Worldwide Operations USA, Inc.,
9,508,028	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%	11/15/2027	9,331,749

	Horizon Therapeutics USA, Inc.,
11,467,514	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	6.56%	03/15/2028	11,459,430

	ICON Luxembourg SARL,
6,873,977	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.41%	07/03/2028	6,865,866

	ICU Medical, Inc.,
1,051,185	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.23%	01/08/2029	1,040,237
141,765	(1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.22%	01/08/2029	140,288

	IQVIA, Inc.,
10,444,280	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	06/11/2025	10,451,644

	Iron Mountain Information Management LLC,
11,303,139	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	01/02/2026	11,260,752

	KFC Holding Company,
6,805,310	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.51%	03/15/2028	6,785,472

	Lamar Media Corporation,
1,940,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.50%)	6.28%	01/29/2027	1,911,573

	Level 3 Financing, Inc.,
4,695,350	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.67%	03/01/2027	3,977,337

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Marriott Ownership Resorts, Inc.,
3,968,960	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	08/29/2025	3,961,518

	Nexstar Broadcasting, Inc.,
8,833,512	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%	09/18/2026	8,824,679

	Pilot Travel Centers LLC,
10,665,629	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	6.91%	08/04/2028	10,643,391

	PRA Health Sciences, Inc.,
1,821,018	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	7.00%	07/03/2028	1,818,870

	Resideo Funding, Inc.,
4,163,732	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	7.12%	02/11/2028	4,138,998
806,684	(1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.06%	02/11/2028	801,893
806,684	(2 Month LIBOR USD + 2.25%, 0.50% Floor)	7.23%	02/11/2028	801,893

	Reynolds Consumer Products LLC,
10,157,037	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.47%	02/04/2027	10,095,840

	SS&C Technologies, Inc.,
5,582,980	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	04/16/2025	5,576,364

	Standard Industries, Inc.,
4,871,340	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.12%	09/22/2028	4,853,389

	Stars Group Holdings B.V.,
10,147,797	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	7.41%	07/21/2026	10,154,698

	Trans Union LLC,
8,730,604	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	11/13/2026	8,683,852

	US Foods, Inc.,
5,106,433	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.91%	09/14/2026	5,089,940

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%	01/31/2028	3,746,769

	Vistra Operations Company LLC,
2,255,100	Senior Secured First Lien TermLoan (1 Month LIBOR USD + 1.75%)	6.46%	12/31/2025	2,246,091
9,037,134	(1 Month LIBOR USD + 1.75%)	6.59%	12/31/2025	9,001,031

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WMG Acquisition Corporation,
10,756,343	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	6.97%		01/20/2028	10,664,054

	Total Bank Loans (Cost $303,848,668)				302,962,067

COLLATERALIZED LOAN OBLIGATIONS 16.3%

	AIG LLC,
20,000,000	Series 2018-1A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.93%	(c)	04/20/2032	19,716,538
10,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.98%	(c)	07/20/2034	9,764,424

	Allegro Ltd.,
20,000,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.96%	(c)	07/20/2032	19,676,632

	Bain Capital Credit Ltd.,
10,500,000	Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	5.93%	(c)	04/19/2034	10,245,054

	Battalion Ltd.,
30,000,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.97%	(c)	04/24/2034	29,104,482
22,000,000	Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	5.97%	(c)	07/15/2034	21,455,905

	BlueMountain Ltd.,
22,000,000	Series 2021-31A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.95%	(c)	04/19/2034	21,473,067

	Bridge Street Ltd.,
20,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	6.04%	(c)	07/20/2034	19,600,988

	Capital Four Ltd.,
15,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00%	(c)	01/18/2035	14,594,170

	Carlyle Global Market Strategies Ltd.,
25,000,000	Series 2016-1A-A1R2 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	5.95%	(c)	04/20/2034	24,424,662
11,000,000	Series 2021-1A-A1 (3 Month LIBOR USD + 1.14%, 1.14% Floor)	5.93%	(c)	04/15/2034	10,744,606
11,000,000	Series 2021-7A-A1 (3 Month LIBOR USD + 1.16%, 1.16% Floor)	5.95%	(c)	10/15/2035	10,738,060

	CarVal Ltd.,
42,000,000	Series 2019-1A-ANR (3 Month LIBOR USD + 1.11%, 1.11% Floor)	5.92%	(c)	04/20/2032	41,311,943

	Cathedral Lake Ltd.,
34,119,909	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.01%	(c)	10/21/2030	33,843,459

	CBAM Ltd.,
10,000,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	5.98%	(c)	07/17/2034	9,726,735
20,000,000	Series 2019-10A-A1R (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.93%	(c)	04/20/2032	19,682,778

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	59

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CFIP Ltd.,
20,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03%	(c)	01/20/2035	19,523,160

	CQS Ltd.,
25,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03%	(c)	01/20/2035	24,352,480

	Crown City,
18,000,000	Series 2021-1A-A1A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.98%	(c)	07/20/2034	17,572,682

	Galaxy Ltd.,
25,500,000	Series 2016-22A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99%	(c)	04/16/2034	24,930,090

	Generate Ltd.,
10,000,000	Series 6A-A1R (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.02%	(c)	01/22/2035	9,722,736
14,000,000	Series 8A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.01%	(c)	10/20/2034	13,629,178
46,500,000	Series 9A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.01%	(c)	10/20/2034	45,332,738

	Greywolf Ltd.,
14,100,000	Series 2018-2A-A1 (Secured Overnight Financing Rate 3 Month + 1.44%, 1.18% Floor)	6.08%	(c)	10/20/2031	13,961,649

	Gulf Stream Meridian Ltd.,
17,500,000	Series 2021-4A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99%	(c)	07/15/2034	17,168,212

	Halsey Point Ltd.,
52,000,000	Series 2021-5A-A1A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.01%	(c)	01/30/2035	50,580,639

	Harbourview LLC,
8,394,778	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	5.92%	(c)	07/18/2031	8,284,028

	Hayfin Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.93%	(c)	04/20/2031	21,600,718

	Jefferson Mill Ltd.,
9,968,710	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	5.98%	(c)	10/20/2031	9,800,675

	LCM LP,
2,068,538	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	6.03%	(c)	07/15/2027	2,068,770

	Madison Park Funding Ltd.,
10,000,000	Series 2019-34A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.94%	(c)	04/25/2032	9,857,994

	Marathon Ltd.,
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	6.54%	(c)	04/15/2029	2,953,896
24,008,401	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	5.97%	(c)	04/18/2031	23,726,302

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marble Point Ltd.,
20,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	6.09%	(c)	01/20/2032	19,693,850
35,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.02%	(c)	07/25/2034	34,096,846

	MidOcean Credit,
15,500,000	Series 2018-8A-A1R (3 Month LIBOR USD + 1.05%, 1.05% Floor)	5.97%	(c)	02/20/2031	15,226,777

	MP Ltd.,
15,000,000	Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.00%	(c)	04/28/2034	14,544,152

	Ocean Trails,
23,835,703	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	6.10%	(c)	10/13/2031	23,580,224

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	5.90%	(c)	04/26/2031	16,318,779

	OHA Credit Funding Ltd.,
8,500,000	Series 2012-7A-AR3 (3 Month LIBOR USD + 1.07%, 1.07% Floor)	5.99%	(c)	02/20/2034	8,337,635

	Palmer Square Ltd.,
11,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94%	(c)	07/15/2034	10,722,488

	Prudential PLC,
20,000,000	Series 2021-5A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99%	(c)	10/18/2034	19,470,788

	Riserva Ltd.,
10,000,000	Series 2016-3A-ARR (3 Month LIBOR USD + 1.06%, 1.06% Floor)	5.85%	(c)	01/18/2034	9,759,658

	Romark Ltd.,
21,771,593	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	5.84%	(c)	04/20/2031	21,492,424

	RR Ltd.,
18,875,000	Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.91%	(c)	04/15/2036	18,447,089

	Shackleton Ltd.,
20,000,000	Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94%	(c)	07/15/2031	19,719,734

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	6.06%	(c)	10/20/2031	15,784,206
25,000,000	Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.98%	(c)	07/20/2034	24,218,513

	Steele Creek Ltd.,
900,000	Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	6.59%	(c)	04/15/2032	861,540
18,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.96%	(c)	07/15/2032	17,658,826

	Symphony Ltd.,
12,925,000	Series 2014-15A-AR3 (3 Month LIBOR USD + 1.08%, 1.08% Floor)	5.87%	(c)	01/17/2032	12,717,907

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trestles Ltd.,
20,000,000	Series 2021-4A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.99%	(c)	07/21/2034	19,551,834

	Trimaran CAVU LLC,
5,750,000	Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.03%	(c)	04/23/2032	5,663,396
10,000,000	Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00%	(c)	01/18/2035	9,726,649

	Vibrant Ltd.,
6,909,319	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	6.06%	(c)	10/20/2031	6,822,293

	Wellfleet Ltd.,
12,560,347	Series 2017-2A-A1R (3 Month LIBOR USD + 1.06%)	5.87%	(c)	10/20/2029	12,465,829
5,500,000	Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	5.89%	(c)	07/17/2031	5,422,222
10,000,000	Series 2021-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99%	(c)	07/15/2034	9,744,338

	Total Collateralized Loan Obligations (Cost $1,023,968,077)				1,003,217,447

FOREIGN CORPORATE BONDS 9.5%
2,740,425	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	2,090,787
4,900,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	4,539,850
3,100,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	2,467,600
5,579,000	AerCap Global Aviation Trust	1.75%		10/29/2024	5,201,689
1,000,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	932,771
3,000,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	2,869,567
2,800,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	(c)	03/26/2079	2,678,262
4,378,748	AI Candelaria Spain S.A.	7.50%		12/15/2028	3,999,614
800,000	Avolon Holdings Funding Ltd.	5.13%	(c)	10/01/2023	792,867
4,870,000	Axiata SPV2 BHD	4.36%		03/24/2026	4,831,600
1,000,000	Banco Continental SAECA	2.75%		12/10/2025	888,630
3,350,000	Banco Continental SAECA	2.75%	(c)	12/10/2025	2,976,910
9,350,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%	(c)	09/30/2031	8,075,468
1,800,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	1,554,635

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,050,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	2,748,094
2,000,000	Banco del Estado de Chile	2.70%		01/09/2025	1,902,049
1,400,000	Banco do Brasil S.A.	3.25%		09/30/2026	1,296,750
2,600,000	Banco do Brasil S.A.	3.25%	(c)	09/30/2026	2,408,250
2,500,000	Banco Internacional del Peru S.A.A. Interbank (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	2,480,988
8,050,000	Banco Internacional del Peru S.A.A. Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	7,391,027
2,000,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%	(c)	09/14/2025	1,841,984
2,900,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	2,670,877
4,100,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.64%)	5.88%	(b)	01/24/2027	3,495,250
1,600,000	Banco Santander Chile	2.70%		01/10/2025	1,531,200
5,700,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	6.91%		10/18/2027	5,219,775
11,800,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	9,923,741
11,262,000	Bank Hapoalim B.M.	3.26%	(a)(c)	01/21/2032	9,409,401
7,580,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(c)	01/29/2031	6,616,506
5,515,000	Bank of Montreal	1.50%		01/10/2025	5,189,096
2,688,000	Bank of Nova Scotia	4.75%		02/02/2026	2,677,764
5,420,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	5,224,402
1,965,000	BAT Capital Corporation	2.79%		09/06/2024	1,895,385
4,250,000	BAT International Finance PLC	1.67%		03/25/2026	3,870,154
1,200,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	1,157,890
1,000,000	BBVA Bancomer S.A.	1.88%		09/18/2025	913,505
6,221,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	5,846,015
204,576	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	137,525
5,220,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71%	(c)	01/10/2025	5,162,308
5,525,000	BPCE S.A.	2.38%	(c)	01/14/2025	5,192,874
8,800,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	8,771,400
1,750,000	Camposol S.A.	6.00%		02/03/2027	964,110
3,180,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	3,145,128
3,325,000	Canadian Imperial Bank of Commerce	3.95%		08/04/2025	3,233,302
5,690,000	Canadian Pacific Railway Company	1.35%		12/02/2024	5,363,345
1,100,000	Cencosud S.A.	5.15%		02/12/2025	1,098,878
12,000,000	Chile Electricity PEC S.p.A.	0.00%	(c)	01/25/2028	9,018,622
5,570,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	4.94%	(c)	07/07/2025	5,501,350
5,036,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	4,869,006
4,000,000	Cosan Overseas Ltd.	7.00%		01/20/2027	4,009,980
400,000	Credicorp Ltd.	2.75%		06/17/2025	373,462
2,000,000	CSN Steel S.L.	7.63%		04/17/2026	2,002,230

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	61

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,720,000	Daimler Trucks Finance North America LLC	1.63%	(c)	12/13/2024	3,522,404
500,000	DBS Group Holdings Ltd.	1.17%	(c)	11/22/2024	471,770
13,550,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	12,229,227
300,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	298,230
1,208,972	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK)	8.00%	(c)	04/01/2025	484,665
194,653	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(b)(c)	04/17/2023	22,646
7,900,000	Ecopetrol S.A.	4.13%		01/16/2025	7,691,454
2,429,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,193,231
3,682,980	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	3,397,752
100,000	Enbridge, Inc.	4.00%		10/01/2023	99,261
2,820,000	Enbridge, Inc.	0.55%		10/04/2023	2,746,475
2,825,000	Enbridge, Inc.	2.50%		02/14/2025	2,706,800
7,000,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	6,893,372
500,000	Equate Petrochemical B.V.	4.25%		11/03/2026	486,226
10,235,294	Fenix Power Peru S.A.	4.32%		09/20/2027	9,448,423
2,350,000	Freeport Indonesia PT	4.76%	(c)	04/14/2027	2,298,096
5,150,000	Freeport Indonesia PT	4.76%		04/14/2027	5,036,253
5,950,000	Freeport-McMoRan, Inc.	5.00%		09/01/2027	5,828,245
1,600,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	1,508,064
12,399,290	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	11,561,512
325,000	Glencore Funding LLC	4.13%	(c)	05/30/2023	323,844
1,045,000	Glencore Funding LLC	4.13%	(c)	03/12/2024	1,034,107
3,990,000	Glencore Funding LLC	4.00%	(c)	04/16/2025	3,896,275
7,571,520	GNL Quintero S.A.	4.63%		07/31/2029	7,257,984
400,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	398,694
3,615,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	3,429,713
2,094,311	Guara Notre SARL	5.20%		06/15/2034	1,805,181
5,425,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 0.58%)	1.16%		11/22/2024	5,265,975
8,136,940	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	7,677,720
2,000,000	Indonesia Asahan Aluminium Persero PT	4.75%		05/15/2025	1,971,917
4,898,000	Inkia Energy Ltd.	5.88%		11/09/2027	4,521,553
1,163,144	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,084,631
11,400,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	10,140,798
2,320,000	JDE Peet’s NV	0.80%	(c)	09/24/2024	2,163,157
1,000,000	Kallpa Generacion S.A.	4.88%		05/24/2026	963,455
11,000,000	Korea Development Bank	0.80%		04/27/2026	9,809,810
3,300,000	Korea Development Bank	1.00%		09/09/2026	2,927,721
4,000,000	Korea East-West Power Company Ltd.	1.75%	(c)	05/06/2025	3,753,505
2,000,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,876,753
1,900,000	Korea Electric Power Corporation	1.13%	(c)	06/15/2025	1,755,715
4,000,000	Korea Electric Power Corporation	1.13%		06/15/2025	3,696,242
4,200,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(c)	04/27/2026	3,769,017
11,000,000	Korea Southern Power Company Ltd.	0.75%	(c)	01/27/2026	9,828,703

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,000,000	KT Corporation	1.00%		09/01/2025	7,294,291
2,000,000	KT Corporation	2.50%		07/18/2026	1,847,676
7,000,000	LG Chem Ltd.	3.25%		10/15/2024	6,812,234
5,270,000	Lloyds Banking Group PLC (1 Year CMT Rate + 0.55%)	0.70%		05/11/2024	5,237,056
200,000	MEGlobal Canada ULC	5.00%		05/18/2025	198,218
13,090,000	MEGlobal Canada ULC	5.00%	(c)	05/18/2025	12,973,368
2,000,000	Mercury Chile Holdco LLC	6.50%	(c)	01/24/2027	1,890,000
200,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	189,000
1,025,250	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	987,905
1,435,500	Millicom International Cellular S.A.	6.63%		10/15/2026	1,373,350
4,050,000	Millicom International Cellular S.A.	5.13%		01/15/2028	3,621,470
11,500,000	Minejesa Capital B.V.	4.63%		08/10/2030	10,161,259
6,680,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	5.68%		07/26/2023	6,677,876
5,466,000	Mizuho Financial Group, Inc. (Secured Overnight Financing Rate + 0.96%)	5.70%		05/22/2026	5,372,354
1,750,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	1,487,038
2,000,000	Multibank, Inc.	7.75%	(c)	02/03/2028	2,003,800
2,727,953	MV24 Capital B.V.	6.75%		06/01/2034	2,515,718
5,335,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	6.68%		06/25/2024	5,331,089
1,000,000	Oleoducto Central S.A.	4.00%		07/14/2027	856,136
900,000	ONGC Videsh Ltd.	4.63%		07/15/2024	891,913
2,850,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	2,711,349
6,100,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	5,400,818
1,100,000	Orbia Advance Corporation S.A.B. de C.V.	1.88%		05/11/2026	980,791
9,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(c)	09/10/2030	8,260,695
1,900,000	Periama Holdings LLC	5.95%		04/19/2026	1,800,782
1,100,000	Pertamina Persero PT	4.30%		05/20/2023	1,097,250
9,500,000	Pertamina Persero PT	1.40%		02/09/2026	8,697,306
442,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	455,809
5,000,000	Petronas Capital Ltd.	3.50%		03/18/2025	4,893,400
2,000,000	Qatar Energy	1.38%	(c)	09/12/2026	1,808,006
8,500,000	Qatar Energy	1.38%		09/12/2026	7,684,025
10,750,000	Reliance Industries Ltd.	4.13%		01/28/2025	10,576,114
2,840,000	Royal Bank of Canada	5.14%	(e)	01/20/2026	2,787,459
6,300,000	SA Global Sukuk Ltd.	1.60%		06/17/2026	5,768,815
8,495,000	Sable International Finance Ltd.	5.75%		09/07/2027	7,922,187
3,100,000	Sasol Financing USA LLC	4.38%		09/18/2026	2,805,716
1,000,000	SingTel Group Treasury Pte Ltd.	3.25%		06/30/2025	974,895
4,000,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	3,738,558
4,700,000	Sociedad Quimica y Minera de Chile S.A.	4.38%		01/28/2025	4,622,090
5,540,000	Sumitomo Mitsui Trust Bank Ltd.	0.80%	(c)	09/12/2023	5,426,008
15,500,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	14,595,575
4,080,000	Toronto-Dominion Bank	0.70%		09/10/2024	3,838,017
3,830,000	TransCanada PipeLines Ltd.	6.20%		03/09/2026	3,857,755
6,600,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	6,328,707
5,515,000	UBS Group AG (1 Year CMT Rate + 0.83%)	1.01%	(c)	07/30/2024	5,406,157

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	6,866,408
8,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,986,192
4,200,000	UPL Corporation Ltd.	4.50%		03/08/2028	3,720,419
2,915,000	Vedanta Resources Ltd.	7.13%		05/31/2023	2,711,411
1,000,000	Vedanta Resources Ltd.	6.13%		08/09/2024	593,710
4,155,000	Volkswagen Group of America Finance LLC	0.88%	(c)	11/22/2023	4,041,563
4,985,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	3,083,263
2,000,000	VTR Finance NV	6.38%		07/15/2028	810,000

	Total Foreign Corporate Bonds (Cost $630,125,740)				586,703,450

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.9%
5,986,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	5,057,194
4,530,000	BOC Aviation Corporation	1.63%	(c)	04/29/2024	4,347,154
4,200,000	Chile Government International Bond	3.13%		01/21/2026	4,078,614
18,000,000	Colombia Government International Bond	4.50%		01/28/2026	17,299,124
5,000,000	Panama Government International Bond	3.75%		03/16/2025	4,881,620
4,000,000	Perusahaan Penerbit SBSN Indonesia III	1.50%	(c)	06/09/2026	3,646,548
2,600,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.13%		05/15/2027	2,492,100
9,500,000	Peruvian Government International Bond	2.39%		01/23/2026	8,966,702
5,000,000	Republic of South Africa Government Bond	4.67%		01/17/2024	4,956,075
1,800,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,750,739

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $61,510,964)				57,475,870

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.0%

	ACRE Commercial Mortgage Ltd.,
5,000,000	Series 2021-FL4-AS (1 Month LIBOR USD + 1.10%, 1.10% Floor)	5.86%	(c)	12/18/2037	4,908,280

	ACREC Ltd.,
16,793,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.86%	(c)	10/16/2036	16,480,583

	Arbor Multifamily Mortgage Securities Trust,
14,340,000	Series 2021-MF2-A2	2.02%	(c)	06/15/2054	12,916,186

	Arbor Realty Ltd.,
16,415,000	Series 2020-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	6.34%	(c)	02/15/2035	16,291,264

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Arbor Realty Ltd., (Cont.)
5,000,000	Series 2021-FL1-AS (1 Month LIBOR USD + 1.20%, 1.20% Floor)	6.01%	(c)	12/15/2035	4,871,700
3,000,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	5.78%	(c)	05/15/2036	2,975,328

	Atrium Hotel Portfolio Trust,
2,579,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.63%	(c)	06/15/2035	2,485,404

	Bank of America Merrill Lynch Commercial Mortgage Trust,
31,670,773	Series 2016-UB10-XA	1.74%	(a)(f)	07/15/2049	1,251,942

	BANK,
73,937,740	Series 2017-BNK5-XA	0.95%	(a)(f)	06/15/2060	2,249,297
92,983,177	Series 2017-BNK6-XA	0.77%	(a)(f)	07/15/2060	2,335,254
21,448,613	Series 2019-BN20-XA	0.81%	(a)(f)	09/15/2062	878,949
192,324,823	Series 2020-BN26-XA	1.22%	(a)(f)	03/15/2063	11,774,549

	BBCMS Mortgage Trust,
80,094,107	Series 2017-C1-XA	1.46%	(a)(f)	02/15/2050	3,607,166
2,064,117	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.68%	(c)	10/15/2037	1,994,283
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%, 0.72% Floor)	5.56%	(c)	03/15/2037	16,500,065
10,696,000	Series 2018-TALL-B (1 Month LIBOR USD + 0.97%, 0.97% Floor)	5.81%	(c)	03/15/2037	9,254,944
118,537,935	Series 2020-C6-XA	1.05%	(a)(f)	02/15/2053	6,143,442
59,000,000	Series 2020-C6-XB	0.68%	(a)(f)	02/15/2053	2,384,178

	BDS Ltd.,
62,132	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	5.81%	(c)	08/15/2036	62,091

	Benchmark Mortgage Trust,
92,369,730	Series 2018-B1-XA	0.55%	(a)(f)	01/15/2051	1,806,733
175,179,424	Series 2020-B16-XA	1.04%	(a)(f)	02/15/2053	8,592,638
35,720,000	Series 2020-IG1-XB	0.13%	(a)(f)	09/15/2043	352,021

	BPR Trust,
8,789,000	Series 2021-TY-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	5.73%	(c)	09/15/2038	8,387,604

	BRSP Ltd.,
16,859,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.91%	(c)	08/19/2038	16,335,292

	BSPRT Issuer Ltd.,
20,000,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	5.78%	(c)	03/15/2036	19,523,680
13,851,000	Series 2021-FL7-A (1 Month LIBOR USD + 1.32%, 1.32% Floor)	6.00%	(c)	12/15/2038	13,591,889

	BSREP Commercial Mortgage Trust,
16,852,000	Series 2021-DC-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.64%	(c)	08/15/2038	15,599,546

	BX Trust,
170,954	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	6.66%	(c)	09/15/2037	167,655
4,314,362	Series 2021-21M-A (1 Month LIBOR USD + 0.73%, 0.73% Floor)	5.41%	(c)	10/15/2036	4,153,324
16,263,000	Series 2021-VIEW-A (1 Month LIBOR USD + 1.28%, 1.28% Floor)	5.96%	(c)	06/15/2036	15,441,057
16,787,000	Series 2021-VOLT-B (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.63%	(c)	09/15/2036	15,955,758

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	63

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
15,561,399	Series 2021-XL2-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.68%	(c)	10/15/2038	14,772,576

	BXHPP Trust,
7,749,000	Series 2021-FILM-B (1 Month LIBOR USD + 0.90%, 0.90% Floor)	5.58%	(c)	08/15/2036	7,107,776

	BXMT Ltd.,
1,152,031	Series 2020-FL2-A (Secured Overnight Financing Rate 1 Month + 1.01%, 0.90% Floor)	5.76%	(c)	02/15/2038	1,123,175
20,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	5.73%	(c)	05/15/2038	19,594,320

	CD Commercial Mortgage Trust,
20,804,974	Series 2017-CD4-XA	1.23%	(a)(f)	05/10/2050	798,170

	CFCRE Commercial Mortgage Trust,
42,452,000	Series 2017-C8-XB	0.90%	(a)(f)	06/15/2050	1,337,153

	CFK Trust,
116,365,000	Series 2020-MF2-X	0.77%	(a)(c)(f)	03/15/2039	3,101,674

	CHCP Ltd.,
10,175,477	Series 2021-FL1-A (Secured Overnight Financing Rate 1 Month + 1.16%, 1.05% Floor)	5.82%	(c)	02/15/2038	9,991,881
4,590,000	Series 2021-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.41%, 1.30% Floor)	6.07%	(c)	02/15/2038	4,406,184

	Citigroup Commercial Mortgage Trust,
1,284,064	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	6.54%	(c)	11/15/2031	1,256,445
30,590,975	Series 2016-GC36-XA	1.21%	(a)(f)	02/10/2049	795,968
52,669,206	Series 2016-P3-XA	1.66%	(a)(f)	04/15/2049	1,750,919
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.96%, 0.83% Floor)	5.64%	(c)	12/15/2036	8,830,006
242,000	Series 2019-PRM-D	4.35%	(c)	05/10/2036	237,201

	CLNC Ltd.,
507,980	Series 2019-FL1-A (Secured Overnight Financing Rate 1 Month + 1.36%, 1.25% Floor)	6.06%	(c)	08/20/2035	502,112
16,415,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.66%, 1.55% Floor)	6.36%	(c)	08/20/2035	15,940,262

	Commercial Mortgage Pass-Through Trust,
92,058,294	Series 2013-CR12-XA	1.13%	(a)(f)	10/10/2046	231,361
141,852,705	Series 2015-CR25-XA	0.80%	(a)(f)	08/10/2048	2,200,405
11,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.10%, 1.00% Floor)	5.78%	(c)	09/15/2033	10,725,195

	CSAIL Commercial Mortgage Trust,
89,698,652	Series 2017-C8-XA	1.10%	(a)(f)	06/15/2050	3,177,638
13,596,556	Series 2017-CX9-XA	0.66%	(a)(f)	09/15/2050	233,154

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.85% Floor)	5.54%	(c)	06/15/2034	12,629,931

	DBJPM Mortgage Trust,
700,000	Series 2016-C3-A5	2.89%		08/10/2049	644,554

	EQUS Mortgage Trust,
18,595,627	Series 2021-EQAZ-A (1 Month LIBOR USD + 0.75%, 0.76% Floor)	5.44%	(c)	10/15/2038	17,924,701

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Extended Stay America Trust,
4,139,055	Series 2021-ESH-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	5.77%	(c)	07/15/2038	4,018,136

	FS Rialto,
7,965,481	Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.93%	(c)	12/16/2036	7,921,368
20,500,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	5.95%	(c)	05/16/2038	20,032,846
7,789,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	5.98%	(c)	11/16/2036	7,684,659

	GPMT Ltd.,
4,852,604	Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	6.01%	(c)	07/16/2035	4,809,643

	Great Wolf Trust,
15,959,000	Series 2019-WOLF-A (Secured Overnight Financing Rate 1 Month + 1.15%, 1.15% Floor)	5.98%	(c)	12/15/2036	15,622,798

	Greystone Commercial Real Estate Notes,
12,113,000	Series 2021-FL3-A (Secured Overnight Financing Rate 1 Month + 1.13%, 1.02% Floor)	5.96%	(c)	07/15/2039	11,843,898

	GS Mortgage Securities Corporation Trust,
2,615,000	Series 2018-TWR-A (1 Month LIBOR USD + 1.15%, 0.90% Floor)	5.83%	(c)	07/15/2031	2,316,890
9,296,000	Series 2021-IP-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.63%	(c)	10/15/2036	8,788,144
106,650,299	Series 2017-GS6-XA	1.01%	(a)(f)	05/10/2050	3,645,169

	GS Mortgage Securities Trust,
126,584,720	Series 2017-GS7-XA	1.08%	(a)(f)	08/10/2050	4,592,734
139,568,134	Series 2017-GS8-XA	0.94%	(a)(f)	11/10/2050	4,620,668
54,700,294	Series 2019-GC42-XA	0.80%	(a)(f)	09/10/2052	2,081,904

	HGI CRE Ltd.,
4,763,990	Series 2021-FL1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	5.78%	(c)	06/16/2036	4,621,757

	JP Morgan Chase Commercial Mortgage Securities Trust,
9,402,687	Series 2014-C20-XA	0.80%	(a)(f)	07/15/2047	40,573
56,652,952	Series 2016-JP4-XA	0.58%	(a)(f)	12/15/2049	919,098
4,481,765	Series 2019-MFP-A (1 Month LIBOR USD + 0.96%, 0.96% Floor)	5.64%	(c)	07/15/2036	4,416,012
59,178,200	Series 2020-ACE-XA	0.34%	(a)(c)(f)	01/10/2037	312,047
117,285,000	Series 2020-MKST-XCP	0.00%	(a)(c)(f)	12/15/2036	1,173

	JPMBB Commercial Mortgage Securities Trust,
2,550,000	Series 2014-C25-B	4.35%	(a)	11/15/2047	2,375,009
52,513,148	Series 2015-C32-XA	1.11%	(a)(f)	11/15/2048	834,675
300,000	Series 2016-C1-A5	3.58%		03/17/2049	285,413
25,141,106	Series 2019-COR5-XA	1.47%	(a)(f)	06/13/2052	1,526,603

	KREF Ltd.,
11,569,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	5.78%	(c)	02/15/2039	11,264,006

	LCCM Trust,
12,862,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.88%	(c)	12/13/2038	12,493,272
10,000,000	Series 2021-FL3-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	6.13%	(c)	11/15/2038	9,792,040

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Life Mortgage Trust,
5,652,078	Series 2021-BMR-A (Secured Overnight Financing Rate 1 Month + 0.81%, 0.81% Floor)	5.64%	(c)	03/15/2038	5,490,294

	LoanCore Issuer Ltd.,
13,820,941	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	6.18%	(c)	05/15/2036	13,846,358
11,605,232	Series 2019-CRE3-AS (1 Month LIBOR USD + 1.37%, 1.37% Floor)	6.05%	(c)	04/15/2034	11,640,443
9,200,000	Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98%	(c)	07/15/2036	9,015,522

	LSTAR Commercial Mortgage Trust,
51,161,933	Series 2017-5-X	0.79%	(a)(c)(f)	03/10/2050	972,839

	Lument Finance Trust, Inc.,
13,700,000	Series 2021-FL1-A (1 Month LIBOR USD + 1.17%, 1.17% Floor)	5.85%	(c)	06/15/2039	13,504,405

	MF1 Ltd.,
15,750,000	Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	5.81%	(c)	07/16/2036	15,547,108
5,000,000	Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.35%, 1.35% Floor)	5.91%	(c)	02/19/2037	4,883,038

	MF1 Multifamily Housing Mortgage Loan Trust,
2,434,647	Series 2021-FL5-A (Secured Overnight Financing Rate 1 Month + 0.96%, 0.85% Floor)	5.62%	(c)	07/15/2036	2,391,960
10,343,000	Series 2021-FL5-AS (Secured Overnight Financing Rate 1 Month + 1.31%, 1.20% Floor)	5.97%	(c)	07/15/2036	10,025,759

	MHP,
5,652,138	Series 2022-MHIL-A (Secured Overnight Financing Rate 1 Month + 0.81%, 0.82% Floor)	5.64%	(c)	01/15/2027	5,434,447

	Morgan Stanley Bank of America Merrill Lynch Trust,
14,000,962	Series 2014-C19-LNCX	0.60%	(a)(c)(f)	12/15/2046	105,291

	Morgan Stanley Capital Trust,
1,120,984	Series 2006-HQ10-X1	0.03%	(a)(c)(f)	11/12/2041	9,057
60,191,591	Series 2017-H1-XA	1.32%	(a)(f)	06/15/2050	2,128,814
711,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	5.58%	(c)	07/15/2035	697,878
7,895,000	Series 2019-PLND-D (1 Month LIBOR USD + 1.75%, 1.75% Floor)	6.43%	(c)	05/15/2036	6,766,789
18,374,239	Series 2021-ILP-A (1 Month LIBOR USD + 0.78%, 0.78% Floor)	5.46%	(c)	11/15/2023	17,654,706
14,862,000	Series 2021-L6-A2	2.13%	(a)	06/15/2054	13,394,386

	Natixis Commercial Mortgage Securities Trust,
4,996,335	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.63%	(c)	06/15/2035	4,841,925

	NLY Commercial Mortgage Trust,
4,191,016	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	6.28%	(c)	02/15/2036	4,088,634

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PFP Ltd.,
1,131,643	Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	5.53%	(c)	04/14/2038	1,115,718
9,999,501	Series 2021-7-AS (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.83%	(c)	04/14/2038	9,754,513
6,309,236	Series 2021-8-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.73%	(c)	08/09/2037	6,198,275

	SMR Mortgage Trust,
16,295,941	Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	6.48%	(c)	02/15/2039	15,620,279

	SREIT Trust,
9,803,000	Series 2021-MFP-A (1 Month LIBOR USD + 0.73%, 0.73% Floor)	5.42%	(c)	11/15/2038	9,403,742

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	6.17%	(c)	07/15/2038	12,316,106
8,900,000	Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.91%	(c)	04/18/2038	8,622,098

	TRTX Issuer Ltd.,
5,581,216	Series 2019-FL3-AS (Secured Overnight Financing Rate 1 Month + 1.56%, 1.45% Floor)	6.31%	(c)	10/15/2034	5,495,823
17,000,000	Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.91%	(c)	03/15/2038	16,718,038

	TTAN,
5,345,190	Series 2021-MHC-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	5.54%	(c)	03/15/2038	5,181,439

	UBS Commercial Mortgage Trust,
53,090,572	Series 2017-C1-XA	1.52%	(a)(f)	06/15/2050	2,553,678
88,287,614	Series 2017-C3-XA	1.12%	(a)(f)	08/15/2050	2,794,109
94,804,818	Series 2018-C8-XA	0.81%	(a)(f)	02/15/2051	3,146,401

	Wells Fargo Commercial Mortgage Trust,
24,806,404	Series 2015-LC22-XA	0.76%	(a)(f)	09/15/2058	367,393
174,704,245	Series 2019-C51-XA	1.33%	(a)(f)	06/15/2052	9,961,461
14,830,453	Series 2020-C58-XA	1.82%	(a)(f)	07/15/2053	1,470,770
11,851,000	Series 2021-C60-A2	2.04%		08/15/2054	10,706,029
5,081,432	Series 2021-SAVE-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.83%	(c)	02/15/2040	4,815,588
5,081,432	Series 2021-SAVE-B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	6.13%	(c)	02/15/2040	4,720,485

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $917,231,474)				798,846,996

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 13.0%

	Angel Oak Mortgage Trust LLC,
16,630,360	Series 2021-7-A1	1.98%	(a)(c)	10/25/2066	13,666,911

	Arroyo Mortgage Trust,
5,738,098	Series 2019-3-A2	3.21%	(a)(c)	10/25/2048	5,299,316
3,101,151	Series 2019-3-A3	3.42%	(a)(c)	10/25/2048	2,864,943

	Banc of America Mortgage Trust,
356,097	Series 2005-E-2A1	3.31%	(a)	06/25/2035	294,975

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	65

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BCAP LLC Trust,
510,202	Series 2011-RR1-8A3	0.00%	(a)(c)	09/30/2056	389,766

	Bear Stearns Adjustable Rate Mortgage Trust,
1,337,685	Series 2003-9-4A1	4.06%	(a)	02/25/2034	1,301,990
158,862	Series 2004-AC2-2A	5.00%		05/25/2034	141,643

	BRAVO Residential Funding Trust,
5,296,532	Series 2020-RPL1-A1	2.50%	(a)(c)	05/26/2059	5,015,252
13,979,412	Series 2021-A-A1	1.99%	(c)(d)	10/25/2059	13,285,787
18,857,140	Series 2021-B-A1	2.12%	(c)(d)	04/01/2069	17,900,625
7,335,041	Series 2022-RPL1-A1	2.75%	(a)(c)	09/25/2061	6,493,027

	Carrington Mortgage Loan Trust,
2,276,230	Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	5.00%		08/25/2036	2,138,801

	CHL Mortgage Pass-Through Trust,
431,454	Series 2004-HYB9-1A1	3.80%	(a)	02/20/2035	424,316
4,133,332	Series 2005-3-1A2 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	5.43%		04/25/2035	3,652,362

	Citigroup Mortgage Loan Trust, Inc.,
362,418	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	6.38%		03/25/2036	324,653
23,722,973	Series 2019-E-A1	6.23%	(c)(d)	11/25/2070	23,698,951
2,144,663	Series 2020-EXP1-A1A	1.80%	(a)(c)	05/25/2060	1,955,257

	COLT Mortgage Loan Trust,
889,476	Series 2020-2-A1	1.85%	(a)(c)	03/25/2065	875,710
5,727,352	Series 2021-1R-A1	0.86%	(a)(c)	05/25/2065	4,833,402
6,109,309	Series 2021-5-A1	1.73%	(a)(c)	11/26/2066	5,166,653
16,460,682	Series 2021-RPL1-A1	1.67%	(a)(c)	09/25/2061	14,662,986

	Credit Suisse First Boston Mortgage Securities Corporation,
26,475	Series 2005-11-5A1	5.25%		06/25/2026	17,786

	Credit Suisse Mortgage-Backed Trust,
32,163,301	Series 2019-RP10-A1	3.00%	(a)(c)	12/26/2059	32,216,586
3,115,306	Series 2022-NQM5-A1	5.17%	(a)(c)	05/25/2067	3,032,494

	CSMC Trust,
11,825,878	Series 2020-RPL3-A1	2.69%	(a)(c)	03/25/2060	11,614,782
2,172,069	Series 2021-NQM1-A2	0.99%	(a)(c)	05/25/2065	1,846,639
3,620,115	Series 2021-NQM1-A3	1.20%	(a)(c)	05/25/2065	3,085,239
8,320,908	Series 2021-NQM5-A3	1.35%	(a)(c)	05/25/2066	6,541,418
5,407,868	Series 2021-RPL4-A1	1.80%	(a)(c)	12/27/2060	5,028,105
18,409,718	Series 2022-NQM1-A1	2.27%	(a)(c)	11/25/2066	15,918,743

	Ellington Financial Mortgage Trust,
1,393,195	Series 2020-1-A1	2.01%	(a)(c)	05/25/2065	1,334,631

	First Horizon Mortgage Pass-Through Trust,
1,849,844	Series 2007-AR2-1A1	3.80%	(a)	08/25/2037	638,521

	GCAT Trust,
3,605,830	Series 2020-3-A1	2.98%	(c)(d)	09/25/2025	3,514,168
5,719,596	Series 2022-NQM4-A1	5.27%	(c)(d)	08/25/2067	5,611,946

	GS Mortgage-Backed Securities Trust,
449,319	Series 2019-SL1-A1	2.63%	(a)(c)	01/25/2059	447,636

	GSR Mortgage Loan Trust,
2,406,879	Series 2005-9F-2A2	6.00%		01/25/2036	1,244,633
230,827	Series 2005-AR7-3A1	4.05%	(a)	11/25/2035	208,962

	Homeward Opportunities Fund Trust,
12,834,109	Series 2022-1-A1	5.08%	(c)(d)	07/25/2067	12,595,466

	JP Morgan Alternative Loan Trust,
23,895	Series 2006-S4-A6	6.21%		12/25/2036	23,181

	Legacy Mortgage Asset Trust,
16,938,508	Series 2019-GS7-A1	6.25%	(c)(d)	11/25/2059	16,930,562
10,661,538	Series 2020-GS5-A1	3.25%	(c)(d)	06/25/2060	10,660,466
1,515,330	Series 2020-SL1-A	2.73%	(c)(d)	01/25/2060	1,494,402
1,014,662	Series 2021-GS1-A1	1.89%	(c)(d)	10/25/2066	944,308
11,409,271	Series 2021-GS2-A1	1.75%	(c)(d)	04/25/2061	10,701,164
20,183,733	Series 2021-GS3-A1	1.75%	(c)(d)	07/25/2061	18,673,377
26,212,576	Series 2021-GS4-A1	1.65%	(c)(d)	11/25/2060	24,127,237
5,420,752	Series 2021-SL1-A	1.99%	(a)(c)	09/25/2060	5,316,660

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LHOME Mortgage
20,800,000	Trust, Series 2021-RTL1-A1	2.09%	(a)(c)	02/25/2026	20,336,335

	MASTR Adjustable Rate Mortgages Trust,
1,786,044	Series 2006-2-2A1	4.16%	(a)	04/25/2036	994,814

	Merrill Lynch Mortgage Investors Trust,
545,018	Series 2005-3-2A	3.81%	(a)	11/25/2035	517,171

	MFA Trust,
2,614,235	Series 2021-NPL1-A1	2.36%	(c)(d)	03/25/2060	2,481,674
11,699,566	Series 2021-NQM2-A1	1.03%	(a)(c)	11/25/2064	9,621,125
1,515,650	Series 2021-NQM2-A2	1.32%	(a)(c)	11/25/2064	1,242,437

	Mill City Mortgage Loan Trust,
3,455,126	Series 2017-3-A1	2.75%	(a)(c)	01/25/2061	3,343,809

	Morgan Stanley Mortgage Loan Trust,
7,105	Series 2004-1-1A1	5.00%		11/25/2033	5,380

	OBX Trust,
1,487,619	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	5.50%	(c)	06/25/2057	1,392,690
10,873,622	Series 2022-NQM1-A1	2.31%	(a)(c)	11/25/2061	9,343,775
2,792,842	Series 2022-NQM7-A1	5.11%	(c)(d)	08/25/2062	2,747,102

	Pretium Mortgage Credit Partners LLC,
10,517,121	Series 2021-NPL1-A1	2.24%	(c)(d)	09/27/2060	10,027,236
3,658,762	Series 2021-NPL2-A1	1.99%	(c)(d)	06/27/2060	3,428,297
29,743,980	Series 2021-NPL3-A1	1.87%	(c)(d)	07/25/2051	27,655,090
18,234,400	Series 2021-RN1-A1	1.99%	(c)(d)	02/25/2061	17,155,664
5,984,030	Series 2021-RN2-A1	1.74%	(c)(d)	07/25/2051	5,589,792
19,555,866	Series 2021-RN3-A1	1.84%	(c)(d)	09/25/2051	18,185,725

	PRPM LLC,
7,293,478	Series 2020-4-A1	2.95%	(c)(d)	10/25/2025	7,128,566
15,828,744	Series 2021-1-A1	2.12%	(a)(c)	01/25/2026	14,955,936
11,659,775	Series 2021-2-A1	2.12%	(a)(c)	03/25/2026	11,054,117
12,421,370	Series 2021-3-A1	1.87%	(c)(d)	04/25/2026	11,910,141
15,298,252	Series 2021-4-A1	1.87%	(c)(d)	04/25/2026	14,627,397
11,496,949	Series 2021-5-A1	1.79%	(c)(d)	06/25/2026	10,837,922
15,087,436	Series 2021-6-A1	1.79%	(c)(d)	07/25/2026	13,974,795
27,232,767	Series 2021-7-A1	1.87%	(c)(d)	08/25/2026	25,497,027

	Securitized Asset Backed Receivables LLC Trust,
4,120,135	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39%		03/25/2036	3,661,457

	Starwood Mortgage Residential Trust,
677,241	Series 2020-3-A1	1.49%	(a)(c)	04/25/2065	636,918
27,248,764	Series 2021-5-A1	1.92%	(a)(c)	09/25/2066	22,305,893

	Structured Asset Securities Corporation,
95,695	Series 2003-24A-1A3	5.35%	(a)	07/25/2033	91,670

	VCAT LLC,
12,978,016	Series 2021-NPL1-A1	2.29%	(c)(d)	12/26/2050	12,436,746
6,015,916	Series 2021-NPL3-A1	1.74%	(c)(d)	05/25/2051	5,601,806
21,332,289	Series 2021-NPL4-A1	1.87%	(c)(d)	08/25/2051	19,842,305
8,669,250	Series 2021-NPL5-A1	1.87%	(c)(d)	08/25/2051	8,016,902
11,272,064	Series 2021-NPL6-A1	1.92%	(c)(d)	09/25/2051	10,481,445

	Velocity Commercial Capital Loan Trust,
2,798,292	Series 2019-2-A	3.13%	(a)(c)	07/25/2049	2,618,541
5,757,733	Series 2021-1-M1	1.79%	(a)(c)	05/25/2051	4,629,509
22,285,106	Series 2021-2-A	1.52%	(a)(c)	08/25/2051	18,768,311
5,139,622	Series 2021-2-M1	1.82%	(a)(c)	08/25/2051	4,241,229

	Verus Securitization Trust,
1,739,663	Series 2020-2-A1	2.23%	(a)(c)	05/25/2060	1,676,915
1,411,019	Series 2020-INV1-A1	1.98%	(a)(c)	03/25/2060	1,377,975
8,808,857	Series 2021-4-A3	1.35%	(a)(c)	07/25/2066	6,969,034
8,037,861	Series 2021-7-A1	1.83%	(a)(c)	10/25/2066	6,845,312
14,345,628	Series 2022-INV1-A1	5.04%	(c)(d)	08/25/2067	14,074,089
478,188	Series 2022-INV1-A2	5.80%	(c)(d)	08/25/2067	471,844

	VOLT LLC,
9,586,951	Series 2021-NP10-A1	1.99%	(c)(d)	05/25/2051	8,799,274
23,015,491	Series 2021-NP11-A1	1.87%	(c)(d)	08/25/2051	21,114,059
14,383,205	Series 2021-NPL1-A1	1.89%	(c)(d)	02/27/2051	13,220,779
8,476,013	Series 2021-NPL3-A1	2.24%	(c)(d)	02/27/2051	7,971,098

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	VOLT LLC, (Cont.)
7,028,717	Series 2021-NPL5-A1	2.12%	(c)(d)	03/27/2051	6,633,632
5,986,815	Series 2021-NPL6-A1	2.24%	(c)(d)	04/25/2051	5,529,395
26,310,740	Series 2021-NPL8-A1	2.12%	(c)(d)	04/25/2051	24,097,583
3,818,319	Series 2021-NPL9-A1	1.99%	(c)(d)	05/25/2051	3,516,257

	Washington Mutual Mortgage Pass-Through Certificates Trust,
151,215	Series 2002-AR16-A	4.33%	(a)	12/25/2032	139,471

	Wells Fargo Mortgage Backed Securities Trust,
244,256	Series 2007-7-A36	6.00%		06/25/2037	223,003

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $865,692,580)				798,202,907

US CORPORATE BONDS 6.0%
3,015,000	AbbVie, Inc.	2.60%		11/21/2024	2,910,921
5,350,000	Amazon.com, Inc.	4.60%		12/01/2025	5,396,362
905,000	American Express Company	3.38%		05/03/2024	887,498
1,575,000	American Express Company	5.35%	(e)	11/04/2026	1,544,573
2,957,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	5.72%		03/04/2025	2,940,524
2,670,000	Amgen, Inc.	5.51%		03/02/2026	2,681,509
2,625,000	Arrow Electronics, Inc.	6.13%		03/01/2026	2,631,872
3,335,000	AT&T, Inc.	5.54%		02/20/2026	3,346,040
7,950,000	Athene Global Funding	5.47%	(c)(e)	05/24/2024	7,826,874
1,625,000	Avery Dennison Corporation	0.85%		08/15/2024	1,536,490
7,195,000	Bank of America Corporation (3 Month LIBOR USD + 0.97%)	3.46%		03/15/2025	7,046,329
2,195,000	Boeing Company	4.51%		05/01/2023	2,194,270
425,000	Boeing Company	4.88%		05/01/2025	424,345
2,535,000	Brighthouse Financial Global Funding	0.60%	(c)	06/28/2023	2,504,573
2,970,000	Broadcom, Inc.	3.15%		11/15/2025	2,843,178
170,000	Broadcom, Inc.	3.88%		01/15/2027	164,436
5,945,000	Campbell Soup Company	3.95%		03/15/2025	5,841,881
2,800,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	2,701,357
8,155,000	Cardinal Health, Inc.	3.08%		06/15/2024	7,973,666
4,345,000	Caterpillar Financial Services Corporation	3.65%		08/12/2025	4,268,570
5,315,000	Charles Schwab Corporation	5.84%	(e)	03/03/2027	5,069,462
3,720,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	5.99%		06/01/2024	3,718,928
1,670,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	1,561,181
4,150,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	3,980,075
2,665,000	Constellation Brands, Inc.	3.60%		05/09/2024	2,631,315

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,705,000	CVS Health Corporation	5.00%		02/20/2026	2,736,770
2,425,000	Dell International LLC	4.00%		07/15/2024	2,393,044
415,000	Dell International LLC	5.85%		07/15/2025	421,994
3,145,000	Dollar General Corporation	4.15%		11/01/2025	3,090,207
4,915,000	Dollar Tree, Inc.	4.00%		05/15/2025	4,826,161
2,630,000	Duke Energy Corporation	5.00%		12/08/2025	2,649,719
8,414,000	Elevance Health, Inc.	3.50%		08/15/2024	8,246,091
3,335,000	Eli Lilly & Company	5.00%		02/27/2026	3,365,989
3,940,000	Energy Transfer LP	5.88%		01/15/2024	3,939,488
1,215,000	Energy Transfer LP	4.50%		04/15/2024	1,200,819
160,000	Energy Transfer LP	4.05%		03/15/2025	157,004
5,775,000	Entergy Corporation	0.90%		09/15/2025	5,203,544
5,930,000	Equinix, Inc.	1.25%		07/15/2025	5,437,436
5,760,000	Expedia Group, Inc.	6.25%	(c)	05/01/2025	5,835,542
2,690,000	General Mills, Inc.	4.00%		04/17/2025	2,655,007
2,250,000	General Mills, Inc.	5.24%		11/18/2025	2,257,172
5,825,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	5,831,128
5,347,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	5,194,922
5,417,000	HCA, Inc.	5.00%		03/15/2024	5,386,615
4,725,000	Hyatt Hotels Corporation	1.30%		10/01/2023	4,626,383
5,745,000	Hyundai Capital America	1.00%	(c)	09/17/2024	5,387,994
2,360,000	Intel Corporation	4.88%		02/10/2026	2,391,090
4,405,000	John Deere Capital Corporation	4.75%		01/20/2028	4,500,131
5,254,000	JPMorgan Chase & Company	3.90%		07/15/2025	5,173,174
3,277,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.42%)	0.56%		02/16/2025	3,142,009
7,300,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	5.97%		04/26/2026	7,275,865
5,910,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	5,662,041
2,706,000	Kinder Morgan, Inc.	4.30%		06/01/2025	2,666,468
1,750,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	1,742,407
5,536,000	Magallanes, Inc.	3.79%	(c)	03/15/2025	5,364,098
5,460,000	Marriott International, Inc.	3.60%		04/15/2024	5,358,424
5,230,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	5,157,727
675,000	McDonald’s Corporation	3.35%		04/01/2023	675,000
1,574,000	McDonald’s Corporation	3.38%		05/26/2025	1,539,060
3,350,000	McDonald’s Corporation	1.45%		09/01/2025	3,121,243
2,705,000	McKesson Corporation	5.25%		02/15/2026	2,712,919
5,595,000	Microchip Technology, Inc.	0.97%		02/15/2024	5,372,706
5,570,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	5.11%		01/25/2024	5,554,396
5,244,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	5,242,487
4,303,000	Mosaic Company	4.25%		11/15/2023	4,258,261
2,120,000	New York Life Global Funding	3.60%	(c)	08/05/2025	2,069,213
1,750,000	NextEra Energy Capital Holdings, Inc.	4.20%		06/20/2024	1,730,695
950,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	941,629
4,454,000	Northrop Grumman Corporation	2.93%		01/15/2025	4,314,873
6,120,000	NVIDIA Corporation	0.58%		06/14/2024	5,845,384
4,100,000	Omnicom Group, Inc.	3.65%		11/01/2024	4,019,325
2,580,000	Oracle Corporation	5.80%		11/10/2025	2,645,601
2,705,000	Pacific Gas and Electric Company	3.25%		02/16/2024	2,650,374
2,555,000	Pacific Gas and Electric Company	4.95%		06/08/2025	2,526,645
2,860,000	Parker-Hannifin Corporation	3.65%		06/15/2024	2,817,911
5,645,000	Penske Truck Leasing Company LP	2.70%	(c)	11/01/2024	5,404,322
1,442,000	Phillips 66	3.85%		04/09/2025	1,411,544
1,260,000	Phillips 66	1.30%		02/15/2026	1,141,657

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	67

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
295,000	Pioneer Natural Resources Company	0.55%		05/15/2023	293,367
2,865,000	Pioneer Natural Resources Company	1.13%		01/15/2026	2,605,245
4,165,000	Public Service Enterprise Group, Inc.	0.84%		11/08/2023	4,046,721
2,765,000	Public Service Enterprise Group, Inc. (Secured Overnight Financing Rate + 1.09%)	4.76%		01/26/2027	2,732,851
2,690,000	Raytheon Technologies Corporation	5.00%		02/27/2026	2,732,092
6,020,000	Republic Services, Inc.	2.50%		08/15/2024	5,833,696
5,340,000	Royalty Pharma PLC	0.75%		09/02/2023	5,207,684
500,000	Royalty Pharma PLC	1.75%		09/02/2027	433,597
2,964,000	Sabine Pass Liquefaction LLC	5.63%		03/01/2025	2,984,009
4,490,000	Simon Property Group LP	2.00%		09/13/2024	4,290,362
5,355,000	Southern California Edison Company	5.69%	(e)	04/01/2024	5,321,769
2,665,000	Southern Company	5.15%		10/06/2025	2,699,568
2,087,000	Synchrony Financial	4.38%		03/19/2024	2,006,754
2,233,000	Synchrony Financial	4.25%		08/15/2024	2,112,103
3,105,000	Toyota Motor Credit Corporation	3.65%		08/18/2025	3,037,700
5,745,000	Triton Container International Ltd.	0.80%	(c)	08/01/2023	5,614,295
2,910,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	5.21%		06/09/2025	2,787,385
1,900,000	Union Pacific Corporation	4.75%		02/21/2026	1,924,021
1,775,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	1,693,526
1,670,000	UnitedHealth Group, Inc.	3.70%		05/15/2027	1,634,967
5,120,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	5.96%		05/15/2025	5,132,000
3,195,000	Viatris, Inc.	1.65%		06/22/2025	2,931,777
2,735,000	WEC Energy Group, Inc.	4.75%		01/09/2026	2,737,828
2,095,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.56%)	4.54%		08/15/2026	2,058,326
5,265,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	5,231,502
5,455,000	Welltower, Inc.	3.63%		03/15/2024	5,340,808
3,260,000	Workday, Inc.	3.50%		04/01/2027	3,121,249
5,760,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	5,446,569

	Total US Corporate Bonds (Cost $382,120,627)				371,889,708

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 3.0%

	Federal Home Loan Mortgage Corporation Pass-Thru,
123,004	Pool N70081	5.50%		07/01/2038	123,078
9,319,440	Pool SB0578	2.00%		11/01/2036	8,427,337
15,583,293	Pool SC0321	3.50%		10/01/2042	14,645,082

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation REMICS,
12,606	Series 3872-BA	4.00%		06/15/2041	12,428
3,525	Series 4050-BC	2.00%		05/15/2041	3,517
639,398	Series 4203-NB	2.00%		10/15/2040	616,937
6,126,067	Series 4211-AP	1.60%		03/15/2043	5,615,981
3,273,145	Series 4484-CD	1.75%		07/15/2030	3,054,241
2,976,879	Series 4878-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.08%		05/15/2049	2,897,977
4,514,610	Series 4987-BF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.08%		06/25/2050	4,380,902
6,179,317	Series 5105-NH	2.00%		02/25/2037	5,533,347

	Federal Home Loan Mortgage Corporation,
579,499	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.70% Cap)	3.49%		05/01/2045	581,934

	Federal National Mortgage Association Pass-Thru,
18,507	Pool AB3850	4.00%		11/01/2041	17,449
469,978	Pool AL4292	4.50%		04/01/2026	471,146
14,472,777	Pool MA4176	2.00%		11/01/2040	12,529,434

	Federal National Mortgage Association REMICS,
45,738	Series 2011-64-DB	4.00%		07/25/2041	44,649
12,627,505	Series 2019-43-FD (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.25%		08/25/2049	12,271,954
10,397,815	Series 2021-21-HG	2.00%		11/25/2047	9,296,419
12,609,213	Series 2021-31-AB	2.00%		06/25/2041	11,296,667

	Federal National Mortgage Association,
973,916	Pool AL2987 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.30% Cap)	3.87%		11/01/2042	979,367
2,700,807	Pool AL9932	3.04%	(a)	01/01/2024	2,650,513
1,281,529	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.37% Cap)	3.85%		12/01/2045	1,290,630
894,903	Pool BM3520 (12 Month LIBOR USD + 1.55%, 1.55% Floor, 7.02% Cap)	3.50%		05/01/2045	897,874
12,783,000	Pool BS7010	4.81%		09/01/2029	13,057,770
7,211,314	Pool BS7011	4.81%		09/01/2029	7,354,909
7,847,297	Pool FS2844	3.50%		10/01/2042	7,374,868
7,924,621	Pool MA4643	3.00%		05/01/2042	7,258,646
7,145,655	Pool MA4660	3.00%		07/01/2042	6,545,145
8,499,968	Pool RB5163	3.00%		05/01/2042	7,785,653
8,764,139	Series 2019-M21-3A1	2.10%		06/25/2034	7,891,267
12,333,701	Series 2020-M49-1A1	1.26%	(a)	11/25/2030	10,869,519
19,349,196	Series 2021-M7-A1	1.72%	(a)	03/25/2031	17,246,871

	Total US Government and Agency Mortgage Backed Obligations (Cost $196,259,922)				183,023,511

US GOVERNMENT AND AGENCY OBLIGATIONS 18.8%
53,900,000	United States Treasury Notes	4.38%		10/31/2024	53,972,639
107,900,000	United States Treasury Notes	4.50%		11/30/2024	108,342,558
108,800,000	United States Treasury Notes	4.25%		12/31/2024	108,912,625
163,900,000	United States Treasury Notes	4.13%		01/31/2025	163,874,391
203,200,000	United States Treasury Notes	4.63%		02/28/2025	205,192,313
151,500,000	United States Treasury Notes	3.88%		03/31/2025	150,967,326

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
91,300,000	United States Treasury Notes	4.50%		11/15/2025	92,664,151
99,400,000	United States Treasury Notes	3.88%		01/15/2026	99,442,711
93,200,000	United States Treasury Notes	4.00%		02/15/2026	93,596,828
80,500,000	United States Treasury Notes	4.63%		03/15/2026	82,339,551

	Total US Government and Agency Obligations (Cost $1,155,322,246)				1,159,305,093

SHORT TERM INVESTMENTS 8.3%
46,191,321	First American Government Obligations Fund - Class U	4.66%	(g)		46,191,321
46,191,321	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(g)		46,191,321
46,191,321	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(g)		46,191,321
180,000,000	United States Treasury Bills	0.00%		07/25/2023	177,363,568
71,200,000	United States Treasury Bills	0.00%		01/25/2024	68,611,769
128,700,000	United States Treasury Bills	0.00%		02/22/2024	123,549,988

	Total Short Term Investments (Cost $508,087,381)				508,099,288

	Total Investments 99.6% (Cost $6,418,415,994)				6,130,325,984
	Other Assets in Excess of Liabilities 0.4%				26,407,313

	NET ASSETS 100.0%				$6,156,733,297

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.8%
Collateralized Loan Obligations	16.3%
Non-Agency Commercial Mortgage Backed Obligations	13.0%
Non-Agency Residential Collateralized Mortgage Obligations	13.0%
Foreign Corporate Bonds	9.5%
Short Term Investments	8.3%
US Corporate Bonds	6.0%
Asset Backed Obligations	5.9%
Bank Loans	4.9%
US Government and Agency Mortgage Backed Obligations	3.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Other Assets and Liabilities	0.4%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.8%
Collateralized Loan Obligations	16.3%
Non-Agency Commercial Mortgage Backed Obligations	13.0%
Non-Agency Residential Collateralized Mortgage Obligations	13.0%
Short Term Investments	8.3%
Asset Backed Obligations	5.9%
Banking	4.9%
US Government and Agency Mortgage Backed Obligations	3.0%
Utilities	2.5%
Energy	1.5%
Transportation	1.0%
Healthcare	1.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.9%
Telecommunications	0.8%
Business Equipment and Services	0.8%
Pharmaceuticals	0.7%
Media	0.6%
Chemicals/Plastics	0.5%
Technology	0.5%
Electronics/Electric	0.5%
Food Service	0.4%
Retailers (other than Food/Drug)	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Automotive	0.4%
Containers and Glass Products	0.4%
Mining	0.4%
Chemical Products	0.4%
Food Products	0.3%
Insurance	0.3%
Finance	0.2%
Industrial Equipment	0.2%
Leisure	0.2%
Real Estate	0.2%
Aerospace & Defense	0.2%
Construction	0.1%
Building and Development (including Steel/Metals)	0.1%
Commercial Services	0.1%
Environmental Control	0.1%
Beverage and Tobacco	0.1%
Consumer Products	0.1%
Diversified Manufacturing	0.1%
Financial Intermediaries	0.0%	(h)
Other Assets and Liabilities	0.4%

	100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	69

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Perpetual Maturity. The date disclosed is the next call date of the security.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(e)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(f)	Interest only security

(g)	Seven-day yield as of period end

(h)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
BANK LOANS 85.5%

AEROSPACE & DEFENSE 4.3%

	AAdvantage Loyalty IP Ltd.,
890,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.56%	04/20/2028	905,081

	Air Canada,
540,913	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.37%	08/11/2028	540,745

	American Airlines, Inc.,
852,858	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	8.26%	01/29/2027	834,428

	Dynasty Acquisition Co., Inc.,
577,821	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%	04/06/2026	566,137

	Dynasty Acquisition Co., Inc.,
310,656	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%	04/06/2026	304,375

	Echo Global Logistics, Inc.,
658,350	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%	11/24/2028	640,127

	Kestrel Bidco, Inc.,
594,804	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 1.00% Floor)	7.86%	12/11/2026	571,595

	KKR Apple Bidco LLC,
562,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.59%	09/22/2028	558,251

	Mileage Plus Holdings, LLC,
382,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	10.21%	06/21/2027	397,586

	SkyMiles IP Ltd.,
351,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	8.56%	10/20/2027	364,859

	Spirit AeroSystems, Inc.,
388,050	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.18%	01/15/2027	388,244

	Transdigm, Inc.,
1,810,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	8.15%	08/24/2028	1,807,285

	United Airlines, Inc.,
1,588,976	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.57%	04/21/2028	1,581,229

				9,459,942

AUTOMOTIVE 1.9%

	American Tire Distributors, Inc.,
529,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	11.07%	10/20/2028	466,976

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Clarios Global LP,
1,007,188	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		04/30/2026	1,003,829

	Mavis Tire Express Services Topco Corporation,
1,449,686	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	8.92%		05/04/2028	1,424,991

	PAI HoldCo, Inc.,
594,876	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.58%		10/28/2027	559,743

	Wand NewCo 3, Inc.,
845,858	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		02/05/2026	831,936

					4,287,475

BEVERAGE AND TOBACCO 0.6%

	Triton Water Holdings, Inc.,
1,468,148	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		03/31/2028	1,323,631

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 1.1%

	Foresight Energy LLC,
392,067	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	13.16%	(f)	06/30/2027	392,067

	Grinding Media, Inc.,
459,147	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.70%		10/12/2028	433,894

	LBM Acquisition LLC,
616,526	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		12/17/2027	582,713

	Park River Holdings, Inc.,
617,234	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	8.00%		12/28/2027	569,978

	Phoenix Services International LLC,
963,276	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67%	(a)	03/03/2025	101,293

	Tecta America Corporation,
476,513	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	8.92%		04/06/2028	468,412

					2,548,357

BUSINESS EQUIPMENT AND SERVICES 10.7%

	AlixPartners LLP,
798,700	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.61%		02/04/2028	797,015

	Allied Universal Holdco LLC,
780,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.66%		05/12/2028	741,909

	APX Group, Inc.,
	Senior Secured First Lien Term Loan
620,200	(3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.25%		07/10/2028	618,373

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	71

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
350	(Prime Rate + 2.25%, 0.50% Floor)	10.25%	07/10/2028	349

	Camelot U.S. Acquisition 1 Company,
834,478	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%	10/30/2026	833,694

	Camelot U.S. Acquisition 1 Company,
913,174	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	7.84%	10/30/2026	912,320

	Clear Channel Outdoor Holdings, Inc.,
1,010,795	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	8.33%	08/21/2026	944,254

	Conair Holdings LLC,
413,777	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.91%	05/17/2028	380,675

	Deerfield Dakota Holding, LLC,
1,013,493	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	8.56%	04/09/2027	983,935

	EAB Global, Inc.,
773,043	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%	08/16/2028	757,389

	Eisner Advisory Group LLC,
507,279	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	10.17%	07/28/2028	507,913

	Element Materials Technology Group US Holdings, Inc.,
402,675	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%	06/22/2029	398,900

	Element Materials Technology Group US Holdings, Inc.,
185,850	Senior Secured First Lien Delayed-Draw Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%	06/22/2029	184,108

	Endurance International Group Holdings, Inc.,
622,830	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.22%	02/10/2028	583,904

	FINThrive Software Intermediate Holdings, Inc.,
702,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	8.84%	12/18/2028	656,333

	First Advantage Holdings LLC,
470,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%	01/29/2027	468,177

	Garda World Security Corporation,
601,975	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	9.01%	02/01/2029	585,047

	Grab Holdings, Inc.,
221,955	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	9.35%	01/29/2026	221,567

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Greeneden U.S. Holdings II LLC,
982,177	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.84%	12/01/2027	969,669

	Hunter Douglas Holding B.V.,
1,224,067	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.37%	02/26/2029	1,105,161

	Ivanti Software, Inc.,
316,380	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	9.21%	12/01/2027	260,929

	Mitchell International, Inc.,
1,194,979	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.50%	10/16/2028	1,132,852

	Mitchell International, Inc.,
130,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	11.34%	10/15/2029	113,588

	National Intergovernmental Purchasing Alliance Company,
1,511,041	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%)	8.40%	05/23/2025	1,493,664

	Pike Corporation,
201,370	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.85%	01/21/2028	200,237

	Prometric Holdings, Inc.,
909,224	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	7.85%	01/29/2025	854,102

	Restoration Hardware, Inc.,
768,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	7.34%	10/20/2028	721,434

	SMG US Midco 2, Inc.,
1,269,973	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%	01/23/2025	1,260,131

	Spin Holdco, Inc.,
858,385	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.99%	03/06/2028	724,108

	SWF Holdings I Corporation,
595,886	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.75%	10/06/2028	503,523

	Tempo Acquisition LLC,
557,938	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.81%	08/31/2028	558,113

	Trans Union LLC,
2,344,190	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.09%	12/01/2028	2,330,511

	Travelport Finance (Luxembourg) SARL,
584,759	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.75%, 1.00% Floor)	13.59%	02/28/2025	601,135

	VT Topco, Inc.,
5,678	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%	08/01/2025	5,609

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	VT Topco, Inc.,
199,154	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%	08/01/2025	196,764

				23,607,392

CHEMICALS/PLASTICS 6.5%

	Axalta Coating Systems US Holdings, Inc.,
616,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.90%	12/20/2029	617,669

	Charter Next Generation, Inc.,
1,163,644	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.67%	12/01/2027	1,151,193

	Cyanco Intermediate 2 Corporation,
354,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%	03/17/2025	346,230

	Diamond (BC) B.V.,
1,451,625	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.58%	09/29/2028	1,448,112

	Ineos US Finance LLC,
1,450,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%	02/19/2030	1,444,563

	Lummus Technology Holdings V LLC,
1,135,914	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%	06/30/2027	1,118,347

	Messer Industries GMBH,
1,520,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.23%	03/02/2026	1,518,655

	Natgasoline LLC,
1,199,936	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.19%	11/14/2025	1,187,937

	Olympus Water US Holding Corporation,
632,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.94%	11/09/2028	600,403

	Olympus Water US Holding Corporation,
544,500	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.50%	11/09/2028	523,128

	PMHC II, Inc.,
611,925	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.08%	04/23/2029	541,012

	Polar US Borrower LLC,
764,515	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.75%)	9.02%	10/15/2025	639,868

	PQ Corporation,
609,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	7.33%	06/09/2028	605,343

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pregis Topco LLC,
1,528,750	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%)	8.67%	07/31/2026	1,495,117

	Pretium PKG Holdings, Inc.,
	Senior Secured First Lien Term Loan
524,371	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	8.79%	10/02/2028	421,463
171,817	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.01%	10/02/2028	138,098

	Pretium PKG Holdings, Inc.,
	Senior Secured Second Lien Term Loan
77,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.54%	09/30/2029	49,713
77,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.76%	09/30/2029	49,713

	Univar Solutions USA Inc.,
270,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%	07/01/2026	271,069

	Vantage Specialty Chemicals, Inc.,
129,675	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	9.60%	10/26/2026	124,910

				14,292,543

COMMERCIAL SERVICES 0.9%

	Phoenix Services International LLC,
274,786	Senior Secured First Lien Delayed-Draw Term Loan (1 Month Secured Overnight Financing Rate + 12.00% or 10.00% PIK, 2.00% Floor)	16.81%	05/29/2023	254,939

	Phoenix Services International LLC,
130,121	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 12.00% or 10.00% PIK, 2.00% Floor)	16.81%	05/29/2023	125,241

	Prime Security Services Borrower LLC,
1,521,120	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	7.52%	09/23/2026	1,518,351

				1,898,531

CONTAINERS AND GLASS PRODUCTS 0.9%

	Graham Packaging Company, Inc.,
1,067,037	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	7.84%	08/04/2027	1,058,906

	Trident TPI Holdings, Inc.,
826,178	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	8.09%	10/17/2024	821,531

	Trident TPI Holdings, Inc.,
197,113	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.16%	09/15/2028	191,046

				2,071,483

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	73

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
COSMETICS/TOILETRIES 0.8%

	Bausch & Lomb Corporation,
1,718,281	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.46%	05/10/2027	1,672,936

ELECTRONICS/ELECTRIC 10.8%

	Acuris Finance U.S., Inc.,
1,231,458	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.05%	02/16/2028	1,192,464

	Almonde, Inc.,
1,042,576	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.33%	06/13/2024	978,624

	Almonde, Inc.,
175,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	12.08%	06/16/2025	142,068

	Applied Systems, Inc.,
	Senior Secured Second Lien Term Loan
797,263	(3 Month Secured Overnight Financing Rate + 6.75%, 0.75% Floor)	11.33%	09/17/2027	798,758
57,737	(1 Month LIBOR USD + 5.50%, 0.75% Floor)	10.91%	09/17/2027	57,845

	Applied Systems, Inc.,
974,293	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.40%	09/19/2026	974,293

	Astra Acquisition Corporation,
747,411	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	10.09%	10/25/2028	648,850

	Astra Acquisition Corporation,
514,876	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	13.51%	10/25/2029	383,583

	Bright Bidco B.V.,
88,497	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 1.00% + 1.00% PIK, 1.00% Floor)	5.68%	10/29/2027	75,444

	Castle US Holding Corporation,
1,405,505	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	8.59%	01/29/2027	928,392

	Central Parent, Inc.,
668,325	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.15%	07/06/2029	667,299

	Conservice Midco, LLC,
453,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	9.09%	05/13/2027	446,670

	Constant Contact, Inc.,
604,068	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.81%	02/10/2028	572,101

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Cornerstone OnDemand, Inc.,
530,411	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	8.59%	10/16/2028	491,293

	DCert Buyer, Inc.,
285,000	Senior Secured Second Lien Term Loan (6 Month Secured Overnight Financing Rate + 7.00%)	11.70%	02/19/2029	264,970

	DG Investment Intermediate Holdings 2, Inc.,
150,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	11.59%	03/30/2029	132,719

	Energizer Holdings, Inc.,
389,746	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.12%	12/22/2027	387,554

	Go Daddy Operating Company LLC,
259,350	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.06%	11/09/2029	259,526

	Hyland Software, Inc.,
446,566	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	11.09%	07/07/2025	428,704

	Informatica LLC,
1,059,300	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.63%	10/27/2028	1,053,559

	Ingram Micro, Inc.,
1,183,913	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%	06/30/2028	1,177,809

	LogMeIn, Inc.,
522,035	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	9.38%	08/31/2027	300,893

	McAfee Corporation,
478,420	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.52%	03/01/2029	451,270

	Milano Acquisition Corporation,
1,327,293	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.00%	10/01/2027	1,270,883

	Mirion Technologies (US), Inc.,
658,927	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	7.48%	10/20/2028	655,323

	NCR Corporation,
1,537,493	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%	08/28/2026	1,519,550

	PointClickCare Technologies, Inc.,
240,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	7.88%	12/29/2027	237,099

	Polaris Newco LLC,
560,293	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.16%	06/02/2028	512,511

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Proofpoint, Inc.,
1,589,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%	08/31/2028	1,557,632

	RealPage, Inc.,
844,264	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	7.84%	04/24/2028	820,908

	Renaissance Holding Corporation,
992,696	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%	05/30/2025	967,179

	Rentpath, Inc.,
61,011	Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%	04/25/2024	915

	Sophia LP,
977,613	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%	10/07/2027	967,841

	SS&C Technologies, Inc.,
427,618	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%	03/22/2029	424,872

	SS&C Technologies, Inc.,
644,412	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%	03/22/2029	640,275

	UKG, Inc.,
555,976	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.03%	05/04/2026	542,685

	UKG, Inc.,
448,383	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	8.58%	05/04/2026	441,996

	UKG, Inc.,
230,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	10.03%	05/03/2027	221,605

	Ultra Clean Holdings, Inc.,
293,336	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	8.59%	08/27/2025	293,932

				23,889,894

ENERGY 1.6%

	BCP Renaissance Parent LLC,
533,023	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.40%	11/02/2026	529,692

	Delek US Holdings, Inc.,
316,357	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.41%	11/19/2029	309,041

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Freeport LNG Investments LLLP,
687,190	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.31%	12/21/2028	667,310

	GIP II Blue Holding LP,
363,201	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%	09/29/2028	361,953

	Oryx Midstream Services Permian Basin LLC,
815,918	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%	10/05/2028	803,374

	Par Petroleum LLC,
240,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.24%	02/28/2030	236,000

	Traverse Midstream Partners LLC,
248,027	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.73%	02/16/2028	244,617

	WaterBridge Midstream Operating LLC,
322,481	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	10.57%	06/22/2026	317,668

				3,469,655

ENVIRONMENTAL CONTROL 0.5%

	Packers Holdings LLC,
1,314,691	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.75% Floor)	8.09%	03/06/2028	1,192,813

FINANCIAL INTERMEDIARIES 3.2%

	Castlelake Aviation One LLC,
1,414,490	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.62%	10/22/2026	1,402,884

	Corelogic, Inc.,
692,644	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.38%	06/02/2028	592,956

	Focus Financial Partners LLC,
673,124	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.31%	06/30/2028	664,111

	Greystone Select Financial LLC,
224,338	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	9.80%	06/16/2028	210,878

	Hightower Holding LLC,
1,154,465	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.82%	04/21/2028	1,093,855

	Minotaur Acquisition, Inc.,
1,032,381	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%)	9.66%	03/27/2026	1,006,205

	Edelman Financial Engines Center LLC,
680,596	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%	04/07/2028	657,731

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	75

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Edelman Financial Engines Center LLC,
413,234	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	11.59%	07/20/2026	388,543

	Walker & Dunlop, Inc.,
360,438	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%	12/15/2028	354,130

	Zebra Buyer LLC,
605,976	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	7.75%	11/01/2028	605,218

				6,976,511

FOOD PRODUCTS 1.4%

	CHG PPC Parent LLC,
1,029,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	7.88%	12/08/2028	1,020,591

	H-Food Holdings LLC,
1,290,405	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	8.53%	05/23/2025	1,113,477

	Monogram Food Solutions LLC,
839,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	8.88%	08/28/2028	809,997

	United Natural Foods, Inc.,
235,056	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.17%	10/22/2025	235,497

				3,179,562

FOOD SERVICE 2.1%

	AI Aqua Merger Sub, Inc.,
1,463,938	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.48%	07/31/2028	1,417,282

	Aramark Services, Inc.,
545,513	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%	01/15/2027	540,060

	IRB Holding Corporation,
1,236,938	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	7.69%	12/15/2027	1,218,297

	MIC Glen LLC,
618,188	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%	07/21/2028	600,492

	Whatabrands LLC,
809,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%	08/03/2028	802,442

				4,578,573

HEALTHCARE 8.9%

	Agiliti Health, Inc.,
1,028,251	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.44%	01/05/2026	1,026,966

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Air Methods Corporation,
265,370	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.66%	04/22/2024	167,294

	Aveanna Healthcare LLC,
455,174	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.70%	07/17/2028	388,685

	Aveanna Healthcare LLC,
376,650	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	11.95%	12/10/2029	235,406

	Envision Healthcare Corporation,
682,964	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	8.65%	03/31/2027	116,787

	Envision Healthcare Corporation,
279,445	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.15%	03/31/2027	71,258

	Global Medical Response, Inc.,
339,675	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	9.20%	03/14/2025	240,320

	Global Medical Response, Inc.,
576,725	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	9.24%	10/02/2025	408,514

	Heartland Dental LLC,
660,014	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%	04/30/2025	622,614

	ICON Luxembourg SARL,
392,881	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.41%	07/03/2028	392,417

	Maravai Intermediate Holdings LLC,
147,730	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.63%	10/19/2027	147,268

	Medline Borrower LP,
1,539,450	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%	10/23/2028	1,503,011

	Organon & Company,
1,237,350	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	8.00%	06/02/2028	1,238,377

	Outcomes Group Holdings, Inc.,
310,895	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%	10/24/2025	303,284

	Pediatric Associates Holding Company LLC,
104,406	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%	12/29/2028	102,351

	Pediatric Associates Holding Company LLC,
808,153	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%	12/29/2028	792,240

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Perrigo Investments LLC,
476,400	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%		04/20/2029	474,018

	Pearl Intermediate Parent LLC,
586,120	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		02/14/2025	562,969

	PetVet Care Centers LLC,
560,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.34%		02/14/2025	542,806

	Phoenix Guarantor, Inc.,
1,078,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		03/05/2026	1,054,494

	Phoenix Newco, Inc.
1,535,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.96%	(b)	11/15/2028	1,519,942

	PRA Health Sciences, Inc.,
104,080	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	7.00%		07/03/2028	103,957

	Radiology Partners, Inc.,
1,404,604	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	8.88%		07/09/2025	1,139,042

	RegionalCare Hospital Partners Holdings, Inc.,
503,695	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	8.58%		11/14/2025	481,029

	Sotera Health Holdings LLC,
980,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.82%		12/11/2026	966,525

	Sotera Health Holdings LLC,
660,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.58%		12/11/2026	638,138

	Sound Inpatient Physicians, Inc.,
1,014,336	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	7.83%		06/27/2025	799,104

	Sound Inpatient Physicians, Inc.,
300,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%)	11.58%		06/26/2026	206,400

	Southern Veterinary Partners LLC,
1,122,567	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	8.84%		10/05/2027	1,084,681

	Sunshine Luxembourg VII SARL,
1,287,779	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.91%		10/01/2026	1,277,419

	Verscend Holding Corporation,
970,676	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		08/27/2025	970,981

					19,578,297

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
HOTELS/MOTELS/INNS AND CASINOS 3.4%

	Bally’s Corporation,
1,237,543	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	7.96%		10/02/2028	1,184,291

	Caesars Entertainment, Inc.,
270,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		02/06/2030	269,100

	Fertitta Entertainment LLC,
1,088,975	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	8.81%		01/29/2029	1,074,623

	PCI Gaming Authority,
404,519	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		05/29/2026	404,604

	Penn National Gaming, Inc.,
1,518,515	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	7.66%		05/03/2029	1,517,285

	Playa Resorts Holding BV,
783,038	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	8.99%		01/05/2029	779,670

	Scientific Games Holdings LP
1,105,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%)	8.10%	(b)	02/03/2029	1,091,447

	Scientific Games International, Inc.,
655,050	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.96%		04/16/2029	651,090

	Stars Group Holdings B.V.,
462,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	7.41%		07/21/2026	463,265

					7,435,375

INDUSTRIAL EQUIPMENT 4.3%

	Alliance Laundry Systems LLC,
616,802	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.31%		10/08/2027	612,561

	American Trailer World Corporation,
817,857	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.66%		03/03/2028	716,647

	BCPE Empire Holdings, Inc.
1,285,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.86%	(b)	06/11/2026	1,266,631

	BCPE Empire Holdings, Inc.,
158,400	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.63%, 0.50% Floor)	9.53%		06/11/2026	156,985

	Columbus McKinnon Corporation,
545,187	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.94%		05/15/2028	542,801

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	77

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	DexKo Global, Inc.,
675,884	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.91%	10/04/2028	634,909

	Filtration Group Corporation,
398,009	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%	03/31/2025	397,386

	Gates Global LLC,
293,525	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.31%	11/16/2029	293,274

	Madison IAQ LLC,
1,002,150	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	8.30%	06/21/2028	956,176

	PECF USS Intermediate Holding III Corporation,
1,545,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%	12/15/2028	1,309,380

	Tiger Acquisition LLC,
575,526	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%	06/01/2028	561,138

	Titan Acquisition Ltd.,
1,231,952	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	8.15%	03/28/2025	1,171,642

	TK Elevator Midco GmbH,
970,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 0.50% Floor)	8.60%	07/30/2027	947,598

				9,567,128

INSURANCE 3.5%

	Acrisure LLC,
1,521,943	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%	02/16/2027	1,476,917

	Acrisure LLC,
444,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%	02/16/2027	436,598

	Alliant Holdings Intermediate LLC,
1,199,250	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.35%	11/05/2027	1,188,619

	Alliant Holdings Intermediate LLC,
246,250	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.28%	11/05/2027	244,095

	AmWINS Group LLC,
1,114,362	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	7.09%	02/22/2028	1,102,834

	AssuredPartners, Inc.,
1,084,549	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%	02/12/2027	1,076,008

	AssuredPartners, Inc.,
371,250	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.31%	02/12/2027	368,002

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Asurion LLC,
425,336	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%	12/23/2026	395,716

	Asurion LLC,
703,467	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%	07/30/2027	647,189

	Asurion LLC,
135,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%	01/31/2028	112,961

	Asurion LLC,
500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%	01/19/2029	415,250

	Cross Financial Corporation,
245,625	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.88%	09/15/2027	245,318

				7,709,507

LEISURE 2.5%

	Alterra Mountain Company,
833,673	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%	08/17/2028	832,631

	AMC Entertainment Holdings, Inc.,
220,393	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.68%	04/22/2026	161,300

	Carnival Corporation,
459,886	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	8.09%	10/18/2028	450,401

	ClubCorp Holdings, Inc.,
748,469	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%	09/18/2024	716,659

	Lions Gate Capital Holdings LLC,
352,875	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	7.09%	03/24/2025	348,169

	NASCAR Holdings LLC,
409,987	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%	10/19/2026	410,629

	Pug LLC,
936,414	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%	02/12/2027	683,587

	UFC Holdings LLC,
1,559,546	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	7.57%	04/29/2026	1,553,090

	Viad Corporation,
467,875	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	9.92%	07/31/2028	447,990

				5,604,456

MEDIA 5.5%

	Ascend Learning LLC,
1,183,903	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.41%	12/11/2028	1,095,957

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Ascend Learning LLC,
285,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.75%, 0.50% Floor)	10.47%		12/10/2029	247,712

	Cengage Learning, Inc.,
1,181,308	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	9.88%		07/14/2026	1,099,361

	Charter Communications Operating LLC,
666,368	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.56%		02/01/2027	661,267

	CMG Media Corporation,
653,720	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	8.66%		12/17/2026	581,157

	Delta 2 (Lux) SARL,
1,255,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%		01/15/2030	1,257,096

	Diamond Sports Group LLC,
322,044	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.40%)	8.03%	(a)	08/24/2026	18,450

	DIRECTV Financing LLC,
1,073,361	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	9.84%		08/02/2027	1,035,429

	EW Scripps Company,
1,017,490	The, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.56%, 0.75% Floor)	7.48%		05/01/2026	994,520

	Getty Images, Inc.,
	Senior Secured First Lien Term Loan
530,784	(3 Month Secured Overnight Financing Rate + 4.50%)	9.40%		02/19/2026	531,225
32,927	(1 Month Secured Overnight Financing Rate + 4.50%)	9.41%		02/19/2026	32,954

	Gray Television, Inc.,
1,500,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%)	7.36%		01/02/2026	1,477,508

	IHeartCommunications, Inc.,
371,864	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		05/01/2026	330,754

	NEP Group, Inc.,
472,596	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		10/20/2025	441,483

	Radiate Holdco LLC,
575,261	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	8.09%		09/25/2026	473,074

	Sinclair Television Group, Inc.,
301,809	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%		09/30/2026	277,664

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Univision Communications, Inc.,
208,425	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.15%	06/24/2029	207,331

	Virgin Media Bristol LLC,
475,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%	01/31/2028	468,350

	Virgin Media Bristol LLC,
350,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.93%	01/31/2029	347,070

	Ziggo Financing Partnership,
470,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%	04/28/2028	465,105

				12,043,467

PHARMACEUTICALS 0.8%

	Horizon Therapeutics USA, Inc.,
490,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	6.56%	03/15/2028	489,655

	Jazz Pharmaceuticals, Inc.,
1,302,017	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%	05/05/2028	1,298,625

				1,788,280

REAL ESTATE 0.2%

	Starwood Property Mortgage LLC,
513,713	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%	11/18/2027	487,814

RETAILERS (OTHER THAN FOOD/DRUG) 3.4%

	EG America LLC,
172,683	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%	03/31/2026	165,733

	Great Outdoors Group LLC,
1,427,314	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%	03/06/2028	1,411,264

	Jo-Ann Stores LLC,
876,650	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.57%	07/07/2028	491,362

	Michaels Companies, Inc.,
369,286	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	9.41%	04/14/2028	339,996

	Petco Health and Wellness Company, Inc.,
1,409,201	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.75% Floor)	8.41%	03/03/2028	1,386,964

	PetSmart, Inc.,
1,284,028	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.66%	02/11/2028	1,275,739

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	79

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Pug LLC,
403,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%	02/13/2027	291,872

	Rent-A-Center, Inc.,
303,007	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.13%	02/17/2028	300,734

	Staples, Inc.,
914,875	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	9.81%	04/16/2026	844,645

	Victoria’s Secret & Company,
581,150	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.24%	08/02/2028	576,791

	WWEX UNI TopCo Holdings LLC,
505,356	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.17%	07/26/2028	490,827

				7,575,927

TELECOMMUNICATIONS 2.3%

	Cablevision Lightpath LLC,
327,463	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	7.93%	11/30/2027	324,735

	Cincinnati Bell, Inc.,
106,086	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%	11/22/2028	104,048

	Connect U.S. Finco LLC,
291,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	8.14%	12/11/2026	289,637

	Cyxtera DC Holdings, Inc.,
829,596	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	7.82%	05/01/2024	678,543

	Gogo Intermediate Holdings LLC,
832,239	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.70%	04/28/2028	827,557

	Intelsat Jackson Holdings S.A.,
1,195,689	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.08%	02/01/2029	1,185,723

	Lumen Technologies, Inc.,
872,324	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%)	7.17%	03/15/2027	579,550

	Securus Technologies Holdings, Inc.,
452,382	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%	11/01/2024	324,812

	Telesat Canada,
374,852	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	7.58%	12/07/2026	197,266

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Zayo Group Holdings, Inc.,
713,773	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%	03/09/2027	583,834

				5,095,705

TRANSPORTATION 1.1%

	Kenan Advantage Group, Inc.,
1,236,144	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%	03/24/2026	1,229,450

	LaserShip, Inc.,
438,325	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	9.66%	05/08/2028	375,864

	LaserShip, Inc.,
135,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 0.75% Floor)	12.66%	04/30/2029	88,425

	Uber Technologies, Inc.,
	Senior Secured First Lien Term Loan
208,894	(3 Month Secured Overnight Financing Rate + 2.75%)	7.87%	03/04/2030	208,714
484,369	(3 Month Secured Overnight Financing Rate + 2.75%)	7.66%	03/04/2030	483,952

				2,386,405

UTILITIES 2.3%

	Brookfield WEC Holdings, Inc.,
1,625,063	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.59%	08/01/2025	1,619,148

	Calpine Corporation,
408,333	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.85%	04/06/2026	406,447

	Calpine Corporation,
135,100	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%	08/12/2026	134,462

	Compass Power Generation LLC,
1,041,791	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.17%	04/16/2029	1,039,514

	Exgen Renewables LLC,
336,703	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	7.46%	12/15/2027	335,511

	PG&E Corporation,
1,452,765	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	7.88%	06/23/2025	1,451,182

				4,986,264

	Total Bank Loans (Cost $197,341,657)			188,707,923

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 1.4%

	AIMCO Ltd.,
500,000	Series 2019-10A-ER (3 Month LIBOR USD + 5.95%, 5.95% Floor)	10.77%	(c)	07/22/2032	443,154

	Octagon Investment Partners Ltd.,
1,000,000	Series 2019-3A-ER (3 Month LIBOR USD + 6.75%, 6.75% Floor)	11.54%	(c)	07/15/2034	907,513

	Sound Point Ltd.,
500,000	Series 2021-3A-E (3 Month LIBOR USD + 6.61%, 6.61% Floor)	11.43%	(c)	10/25/2034	401,076

	Voya Ltd.,
1,500,000	Series 2020-1A-ER (3 Month LIBOR USD + 6.35%, 6.35% Floor)	11.14%	(c)	07/16/2034	1,381,158

	Total Collateralized Loan Obligations (Cost $3,495,000)				3,132,901

FOREIGN CORPORATE BONDS 0.3%

RETAILERS (OTHER THAN FOOD/DRUG) 0.3%
700,000	eG Global Finance PLC	6.75%	(c)	02/07/2025	648,564

	Total Foreign Corporate Bonds (Cost $700,000)				648,564

US Corporate Bonds 4.3%

AEROSPACE & DEFENSE 0.5%
1,000,000	TransDigm, Inc.	8.00%	(c)	12/15/2025	1,019,375

COMMERCIAL SERVICES 0.3%
725,000	Allied Universal Holdco LLC	6.63%	(c)	07/15/2026	697,450

FOOD PRODUCTS 0.9%
1,000,000	JBS USA Food Company	5.13%	(c)	02/01/2028	967,605
1,080,000	US Foods, Inc.	6.25%	(c)	04/15/2025	1,090,843

					2,058,448

FOOD SERVICE 0.5%
1,000,000	IRB Holding Corporation	7.00%	(c)	06/15/2025	1,004,020

HOTELS/MOTELS/INNS AND CASINOS 0.7%
1,531,000	Caesars Entertainment, Inc.	6.25%	(c)	07/01/2025	1,532,503

LEISURE 0.5%
1,000,000	Carnival Corporation	4.00%	(c)	08/01/2028	861,875
252,000	Six Flags Theme Parks, Inc.	7.00%	(c)	07/01/2025	254,833

					1,116,708

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MEDIA 0.5%
300,000	Univision Communications, Inc.	4.50%	(c)	05/01/2029	252,350
800,000	Univision Communications, Inc.	7.38%	(c)	06/30/2030	757,072

					1,009,422

UTILITIES 0.4%
1,000,000	Pacific Gas and Electric Company	4.95%		06/08/2025	988,902

	Total US Corporate Bonds (Cost $9,626,804)				9,426,828

COMMON STOCKS 0.3%
2,640	Bright Bidco B.V.(e)(f)				46,200
57,721	Foresight Equity(e)(f)				644,172

	Total Common Stocks (Cost $965,584)				690,372

SHORT TERM INVESTMENTS 1.8%
1,323,002	First American Government Obligations Fund - Class U	4.66%	(d)		1,323,002
1,323,003	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(d)		1,323,003

1,323,003	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(d)		1,323,003

	Total Short Term Investments (Cost $3,969,008)				3,969,008

	Total Investments 93.6% (Cost $216,098,053)				206,575,596
	Other Assets in Excess of Liabilities 6.4%				14,231,009

	NET ASSETS 100.0%				$220,806,605

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	85.5%
US Corporate Bonds	4.3%
Short Term Investments	1.8%
Collateralized Loan Obligations	1.4%
Common Stocks	0.3%
Foreign Corporate Bonds	0.3%
Other Assets and Liabilities	6.4%

100.0%

(a)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(b)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(d)	Seven-day yield as of period end

(e)	Non-income producing security

(f)	Value determined using significant unobservable inputs.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	81

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Pagaya AI Debt Selection Trust,
16,647,798	Series 2022-1-B	3.34%	(e)	10/15/2029	15,125,074	0.3%

	SoFi Alternative Consumer Loan Program,
15,513,858	Series 2021-2-A	1.25%	(e)	08/15/2030	14,790,726	0.3%

	SoFi Alternative Trust,
26,075,370	Series 2021-3-A	1.50%	(e)	11/15/2030	24,793,453	0.6%

Other Asset Backed Obligations(a)					256,637,358	6.0%

	Total Asset Backed Obligations (Cost $342,205,880)				311,346,611	7.2%

BANK LOANS(a)
	Total Bank Loans (Cost $321,736,048)				320,292,498	7.4%

COLLATERALIZED LOAN OBLIGATIONS

	37 Capital,
27,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99%	(e)	10/15/2034	26,330,503	0.6%

	Anchorage Capital Ltd.,
23,000,000	Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00%	(e)	10/15/2034	22,480,117	0.5%

	Battalion Ltd.,
29,500,000	Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.97%	(e)	04/24/2034	28,619,407	0.7%

	Cathedral Lake Ltd.,
20,000,000	Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03%	(e)	01/20/2035	19,517,158	0.4%

	CBAM Ltd.,
20,000,000	Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	5.98%	(e)	07/17/2034	19,453,470	0.4%

	CQS Ltd.,
25,000,000	Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03%	(e)	01/20/2035	24,352,480	0.6%

	Dryden Ltd.,
25,000,000	Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94%	(e)	10/15/2035	24,373,485	0.6%

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.91%	(e)	07/15/2031	19,707,618	0.5%

	Marble Point Ltd.,
25,000,000	Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	6.09%	(e)	01/20/2032	24,617,312	0.6%

	Marble Point Ltd.,
29,500,000	Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	6.11%	(e)	04/20/2033	28,858,493	0.7%

	Marble Point Ltd.,
25,000,000	Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.02%	(e)	07/25/2034	24,354,890	0.6%

	Marble Point Ltd.,
23,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	6.03%	(e)	10/17/2034	22,296,888	0.5%

	MKS Ltd.,
24,085,104	Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	5.81%	(e)	07/20/2030	23,736,525	0.5%

	Nassau Ltd.,
22,600,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	5.94%	(e)	07/15/2031	22,143,998	0.5%

	Palmer Square Ltd.,
17,500,000	Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94%	(e)	07/15/2034	17,058,503	0.4%

	Park Avenue Institutional Advisers Ltd.,
15,000,000	Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	6.12%	(e)	08/23/2031	14,794,918	0.3%

	Sound Point Ltd.,
25,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.96%	(e)	07/15/2034	24,218,392	0.6%

	Steele Creek Ltd.,
18,000,000	Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.96%	(e)	07/15/2032	17,658,826	0.4%

	Trimaran CAVU LLC,
20,000,000	Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00%	(e)	01/18/2035	19,453,298	0.4%

	Wellfleet Ltd.,
17,500,000	Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	6.10%	(e)	04/15/2033	17,190,483	0.4%

	Wellfleet Ltd.,
15,990,000	Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01%	(e)	07/15/2034	15,592,167	0.4%

	Whitebox Ltd.,
25,000,000	Series 2021-3A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01%	(e)	10/15/2034	24,470,903	0.6%

Other Collateralized Loan Obligations(a)					258,634,458	6.0%

	Total Collateralized Loan Obligations (Cost $756,776,030)				739,914,292	17.2%

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $292,850,061)				272,259,498	6.3%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $18,476,293)				17,244,937	0.4%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS

	CLNC Ltd.,
19,958,000	Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	7.71%	(e)	08/20/2035	19,039,593	0.5%

20,416,000	JP Morgan Chase Commercial Mortgage Securities Trust,	4.45%	(b)(e)	05/05/2032	18,860,182	0.4%
	Series 2019-UES-D
	Series 2019-UES-E
	Series 2019-UES-F
	Series 2019-UES-G

	SMR Mortgage Trust,
16,126,291	Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	6.48%	(e)	02/15/2039	15,457,663	0.4%

Other Non-Agency Commercial Mortgage Backed Obligations(a)					461,439,288	10.7%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $634,264,628)				514,796,726	12.0%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	BRAVO Residential Funding Trust,
17,678,569	Series 2021-B-A1	2.12%	(e)(f)	04/01/2069	16,781,836	0.4%

	Credit Suisse Mortgage-Backed Trust,
43,044,077	Series 2019-RP10-A1	3.00%	(b)(e)	12/26/2059	43,115,388	1.0%

	CSMC Trust,
18,409,718	Series 2022-NQM1-A1	2.27%	(b)(e)	11/25/2066	15,918,743	0.4%

	Pretium Mortgage Credit Partners LLC,
29,743,980	Series 2021-NPL3-A1	1.87%	(e)(f)	07/25/2051	27,655,090	0.6%

	VOLT LLC,
26,937,409	Series 2021-NPL8-A1	2.12%	(e)(f)	04/25/2051	24,671,539	0.6%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					414,617,823	9.6%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $642,686,334)				542,760,419	12.6%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $278,061,427)				270,500,331	6.3%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal National Mortgage Association,
22,509,004	Series 2020-M49-1A1	1.26%	(b)	11/25/2030	19,836,873	0.5%

Other US Government and Agency Mortgage Backed Obligations(a)					88,124,550	2.0%

	Total US Government and Agency Mortgage Backed Obligations (Cost $121,912,134)				107,961,423	2.5%

US GOVERNMENT AND AGENCY OBLIGATIONS

36,600,000	United States Treasury Notes	4.38%		10/31/2024	36,649,325	0.8%
73,300,000	United States Treasury Notes	4.50%	(c)	11/30/2024	73,600,644	1.7%
74,000,000	United States Treasury Notes	4.25%	(c)	12/31/2024	74,076,602	1.7%
111,400,000	United States Treasury Notes	4.13%	(c)	01/31/2025	111,382,594	2.6%
138,200,000	United States Treasury Notes	4.63%	(c)	02/28/2025	139,555,008	3.2%
103,000,000	United States Treasury Notes	3.88%		03/31/2025	102,637,852	2.4%
62,100,000	United States Treasury Notes	4.50%		11/15/2025	63,027,862	1.5%
67,600,000	United States Treasury Notes	3.88%	(c)	01/15/2026	67,629,047	1.6%
63,400,000	United States Treasury Notes	4.00%	(c)	02/15/2026	63,669,945	1.5%
54,700,000	United States Treasury Notes	4.63%		03/15/2026	55,949,980	1.3%

	Total US Government and Agency Obligations (Cost $785,443,460)				788,178,859	18.3%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	83

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
COMMON STOCKS(a)(g)
	Total Common Stocks (Cost $851,127)				656,098	0.0%

WARRANTS(a)(g)
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
66,325,465	First American Government Obligations Fund - Class U	4.66%	(d)		66,325,465	1.5%
66,325,465	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(d)		66,325,465	1.5%
66,325,465	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(d)		66,325,465	1.5%
130,000,000	United States Treasury Bills	0.00%		07/25/2023	128,095,911	3.0%
48,400,000	United States Treasury Bills	0.00%		01/25/2024	46,640,584	1.1%
87,500,000	United States Treasury Bills	0.00%		02/22/2024	83,998,632	2.0%

	Total Short Term Investments (Cost $457,704,779)				457,711,522	10.6%

	Total Investments (Cost $4,652,968,201)				4,343,623,214	100.8%
	Liabilities in Excess of Other Assets				(34,205,885)	(0.8)%

	NET ASSETS				$4,309,417,329	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.3%
Collateralized Loan Obligations	17.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.6%
Non-Agency Commercial Mortgage Backed Obligations	12.0%
Short Term Investments	10.6%
Bank Loans	7.4%
Asset Backed Obligations	7.2%
Foreign Corporate Bonds	6.3%
US Corporate Bonds	6.3%
US Government and Agency Mortgage Backed Obligations	2.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Common Stocks	0.0%	(g)
Warrants	0.0%	(g)
Other Assets and Liabilities	(0.8)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	18.3%
Collateralized Loan Obligations	17.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.6%
Non-Agency Commercial Mortgage Backed Obligations	12.0%
Short Term Investments	10.6%
Asset Backed Obligations	7.2%
Banking	4.2%
US Government and Agency Mortgage Backed Obligations	2.5%
Utilities	2.0%
Healthcare	1.5%
Business Equipment and Services	1.1%
Electronics/Electric	0.9%
Food Service	0.8%
Pharmaceuticals	0.8%
Transportation	0.8%
Media	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Energy	0.6%
Retailers (other than Food/Drug)	0.5%
Technology	0.5%
Telecommunications	0.5%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Containers and Glass Products	0.4%
Chemicals/Plastics	0.4%
Aerospace & Defense	0.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Automotive	0.4%
Food Products	0.4%
Insurance	0.3%
Mining	0.3%
Chemical Products	0.3%
Finance	0.2%
Leisure	0.2%
Building and Development (including Steel/Metals)	0.2%
Environmental Control	0.2%
Real Estate	0.2%
Financial Intermediaries	0.2%
Construction	0.2%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.0%	(g)
Consumer Products	0.0%	(g)
Industrial Equipment	0.0%	(g)
Other Assets and Liabilities	(0.8)%

	100.0%

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)

Includes securities where coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	All or a portion of this security has been pledged as collateral.

(d)	Seven-day yield as of period end

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(f)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(g)	Represents less than 0.05% of net assets

EXCESS RETURN SWAPS
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/29/2023	$100,000,000	$9,361,219	$—	$9,361,219
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/7/2023	60,000,000	6,679,192	—	6,679,192
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	8/1/2023	85,000,000	5,793,919	—	5,793,919
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	1/31/2024	65,000,000	5,628,544	—	5,628,544
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	1/16/2024	75,000,000	5,425,417	—	5,425,417
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	1/23/2024	70,000,000	5,179,662	—	5,179,662
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/21/2023	100,000,000	5,112,907	—	5,112,907
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	7/27/2023	85,000,000	4,647,809	—	4,647,809
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	1/10/2024	70,000,000	3,841,119	—	3,841,119
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	8/9/2023	85,000,000	3,661,411	—	3,661,411
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	1/4/2024	50,000,000	3,524,409	—	3,524,409
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	8/17/2023	60,000,000	3,500,823	—	3,500,823
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	2/6/2024	50,000,000	3,370,450	—	3,370,450
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	2/20/2024	85,000,000	3,120,598	—	3,120,598
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/26/2024	75,000,000	2,956,437	—	2,956,437

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	85

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	6/15/2023	$80,000,000	$1,634,087	$—	$1,634,087
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/14/2023	70,000,000	1,489,794	—	1,489,794
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/20/2023	90,000,000	1,386,839	—	1,386,839
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/27/2023	100,000,000	1,258,085	—	1,258,085
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/9/2023	80,000,000	565,447	—	565,447
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/21/2023	80,000,000	505,990	—	505,990
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/10/2023	85,000,000	372,020	—	372,020
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/12/2023	50,000,000	305,629	—	305,629
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	8/16/2023	60,000,000	228,005	—	228,005
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	3/12/2024	80,000,000	67,821	—	67,821
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/7/2023	85,000,000	(315,090)	—	(315,090)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	3/19/2024	90,000,000	(419,007)	—	(419,007)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/18/2023	75,000,000	(484,816)	—	(484,816)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/26/2023	65,000,000	(556,424)	—	(556,424)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	2/29/2024	55,000,000	(860,476)	—	(860,476)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	7/6/2023	100,000,000	(1,618,918)	—	(1,618,918)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/24/2023	70,000,000	(1,710,434)	—	(1,710,434)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	7/19/2023	70,000,000	(2,028,353)	—	(2,028,353)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	8/22/2023	60,000,000	(2,923,588)	—	(2,923,588)

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	8/31/2023	$100,000,000	$(2,970,348)	$—	$(2,970,348)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	9/28/2023	75,000,000	(3,420,965)	—	(3,420,965)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	7/25/2023	90,000,000	(3,444,145)	—	(3,444,145)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	6/1/2023	60,000,000	(3,492,714)	—	(3,492,714)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	7/11/2023	95,000,000	(3,666,368)	—	(3,666,368)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/4/2023	85,000,000	(4,149,785)	—	(4,149,785)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	6/8/2023	95,000,000	(4,918,371)	—	(4,918,371)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	9/14/2023	80,000,000	(5,249,369)	—	(5,249,369)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	9/20/2023	80,000,000	(5,272,463)	—	(5,272,463)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/12/2023	90,000,000	(5,492,722)	—	(5,492,722)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	4/11/2023	75,000,000	(6,000,559)	—	(6,000,559)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	6/6/2023	95,000,000	(6,086,598)	—	(6,086,598)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	5/30/2023	95,000,000	(7,311,503)	—	(7,311,503)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	9/27/2023	95,000,000	(7,840,250)	—	(7,840,250)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	9/12/2023	95,000,000	(7,879,953)	—	(7,879,953)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	5/23/2023	90,000,000	(8,880,552)	—	(8,880,552)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	5/16/2023	95,000,000	(9,932,440)	—	(9,932,440)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	5/24/2023	80,000,000	(9,946,076)	—	(9,946,076)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	4/26/2023	80,000,000	(10,094,101)	—	(10,094,101)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	87

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	5/4/2023	$90,000,000	$(10,615,067)	$—	$(10,615,067)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	4/18/2023	100,000,000	(11,141,210)	—	(11,141,210)

							$(69,105,032)	$—	$(69,105,032)

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”), and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2023, is available on the Barclays Capital, Inc. website at https://indices.cib.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Flexible Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONS

	Affirm Asset Securitization Trust,
5,000,000	Series 2021-B-D	2.54%	(b)	08/17/2026	4,453,860	0.5%

	ExteNet LLC,
6,250,000	Series 2019-1A-C	5.22%	(b)	07/26/2049	5,875,913	0.6%

	Pagaya AI Debt Selection Trust,
5,499,701	Series 2021-3-C	3.27%	(b)	05/15/2029	4,774,207	0.5%

	Regional Ltd.,
4,308,408	Series 2021-1A-A	5.75%		04/15/2041	3,867,666	0.4%

	Vivint Solar Financing LLC,
4,575,719	Series 2018-1A-A	4.73%	(b)	04/30/2048	4,152,387	0.4%

	WAVE LLC,
9,937,610	Series 2019-1-C	6.41%	(b)(g)	09/15/2044	4,514,875	0.5%

Other Asset Backed Obligations(a)					20,222,648	2.2%

	Total Asset Backed Obligations (Cost $60,175,566)				47,861,556	5.1%

BANK LOANS(a)
	Total Bank Loans (Cost $70,500,988)				67,294,434	7.1%

COLLATERALIZED LOAN OBLIGATIONS

	Barings Ltd.,
4,000,000	Series 2018-3A-D (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.71%	(b)	07/20/2029	3,721,919	0.4%

	LCM LP,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	7.31%	(b)	01/20/2031	4,205,398	0.4%

	Madison Park Funding Ltd.,
4,500,000	Series 2015-18A-BR (3 Month LIBOR USD + 1.60%, 0.00% Floor)	6.42%	(b)	10/21/2030	4,409,767	0.5%

	Octagon Investment Partners Ltd.,
4,500,000	Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	8.69%	(b)	07/15/2029	4,004,439	0.4%

	RR Ltd.,
4,000,000	Series 2018-4A-C (3 Month LIBOR USD + 2.95%, 0.00% Floor)	7.74%	(b)	04/15/2030	3,627,748	0.4%

	Sound Point Ltd.,
6,000,000	Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	8.09%	(b)	07/15/2034	5,146,208	0.5%

	Sound Point Ltd.,
5,000,000	Series 2020-2A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.17%	(b)	10/25/2034	4,320,307	0.5%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	6.64%	(b)	07/15/2032	4,807,880	0.5%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	7.01%	(b)	07/20/2032	5,896,369	0.6%

Other Collateralized Loan Obligations(a)					140,743,096	14.9%

	Total Collateralized Loan Obligations (Cost $201,273,094)				180,883,131	19.1%

FOREIGN CORPORATE BONDS(a)
	Total Foreign Corporate Bonds (Cost $77,094,051)				63,219,418	6.7%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS(a)
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $20,589,637)				15,682,199	1.7%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS(a)
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $131,678,659)				107,107,563	11.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	AMSR Trust,
5,122,000	Series 2021-SFR3-G	3.80%	(b)	10/17/2038	4,451,173	0.5%

	APS Resecuritization Trust,
8,151,692	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.75%	(b)	10/27/2046	6,877,898	0.7%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	89

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	CSMC Trust,
7,700,000	Series 2020-RPL6-A2	3.35%	(b)(e)	03/25/2059	6,693,273	0.7%

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
7,100,000	Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%)	7.35%	(b)	02/25/2050	6,765,230	0.7%

	FirstKey Homes Trust,
6,452,000	Series 2021-SFR1-F1	3.24%	(b)	08/17/2038	5,498,929	0.6%

	FMC GMSR Issuer Trust,
8,000,000	Series 2021-GT1-A	3.62%	(b)(e)	07/25/2026	6,880,654	0.7%

	Home Partners of America Trust,
6,461,369	Series 2019-2-F	3.87%	(b)	10/19/2039	5,586,478	0.6%

	Lehman Mortgage Trust,
5,459,711	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	5.25%		06/25/2046	4,848,859	0.5%

	Merrill Lynch Mortgage Investors Trust,
16,147,132	Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		11/25/2037	8,001,361	0.8%

	Morgan Stanley Resecuritization Trust,
7,747,516	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.75%	(b)(g)	12/26/2046	7,119,685	0.7%

	NovaStar Mortgage Funding Trust,
10,063,408	Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	5.17%		10/25/2036	5,524,768	0.6%

	PMT Credit Risk Transfer Trust,
5,550,803	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	7.60%	(b)	05/27/2023	5,433,654	0.6%

	Progress Residential Trust,
7,500,000	Series 2021-SFR2-F	3.40%	(b)	04/19/2038	6,520,859	0.7%

	Progress Residential Trust,
8,100,000	Series 2021-SFR3-F	3.44%	(b)	05/17/2026	7,198,545	0.8%

	Residential Mortgage Loan Trust,
5,750,000	Series 2020-1-B1	3.95%	(b)(e)	01/26/2060	4,369,721	0.5%

	Structured Asset Securities Corporation,
8,118,768	Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	5.05%		06/25/2037	5,390,484	0.6%

	Structured Asset Securities Corporation,
5,532,498	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04%	(b)	03/25/2037	4,451,086	0.5%

	Toorak Mortgage Corporation Ltd.,
6,600,000	Series 2021-1-A2	3.10%	(b)(h)	06/25/2024	6,050,710	0.6%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	(b)	03/17/2038	4,568,503	0.5%

Other Non-Agency Residential Collateralized Mortgage Obligations(a)					70,891,795	7.4%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $226,979,009)				183,123,665	19.3%

US CORPORATE BONDS(a)
	Total US Corporate Bonds (Cost $43,621,942)				38,435,221	4.1%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation Pass-Thru,
10,309,961	Series KF89-AS (Secured Overnight Financing Rate 30 Day Average + 0.37%)	4.90%		09/25/2030	10,160,116	1.1%

	Federal Home Loan Mortgage Corporation REMICS,
14,084,140	Series 4851-PF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.08%		08/15/2057	13,817,909	1.4%

	Federal Home Loan Mortgage Corporation REMICS,
12,595,047	Series 4944-F (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	5.30%		01/25/2050	12,333,929	1.3%

16,271,604	Federal Home Loan Mortgage Corporation REMICS	1.77% – 5.25%	(c)(d)	04/15/2040 – 09/25/2051	5,890,420	0.6%

	Federal National Mortgage Association REMICS,
6,903,215	Series 2013-12-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	5.20%		02/25/2043	6,696,292	0.7%

	Federal National Mortgage Association REMICS,
4,669,042	Series 2018-86-MF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	5.15%		12/25/2048	4,573,057	0.5%

	Federal National Mortgage Association REMICS,
5,638,800	Series 2022-43-FA (Secured Overnight Financing Rate 30 Day Average + 0.55%, 0.55% Floor, 6.00% Cap)	5.11%		07/25/2052	5,493,655	0.6%

26,921,649	Federal National Mortgage Association REMICS	1.20% – 3.00%	(c)(d)	05/25/2046 – 08/25/2050	3,302,679	0.3%

	Government National Mortgage Association,
38,010,053	Series 2020-146-IJ	2.50%	(d)	10/20/2050	4,655,103	0.5%

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

174,354,686	Government National Mortgage Association	0.00% – 1.54%	(c)(d)(e)	10/20/2049 – 12/16/2062	9,163,212	1.0%

Other US Government and Agency Mortgage Backed Obligations(a)					828,834	0.1%

	Total US Government and Agency Mortgage Backed Obligations (Cost $90,675,490)				76,915,206	8.1%

US GOVERNMENT AND AGENCY OBLIGATIONS

20,000,000	United States Treasury Notes	3.13%		08/15/2025	19,630,078	2.1%
13,000,000	United States Treasury Notes	3.13%		08/31/2027	12,718,672	1.3%

	Total US Government and Agency Obligations (Cost $31,897,596)				32,348,750	3.4%

COMMON STOCKS(a)(i)
	Total Common Stocks (Cost $591,657)				290,300	0.0%

ESCROW NOTES(a)(i)
	Total Escrow Notes (Cost $—)				752	0.0%

RIGHTS(a)(i)
	Total Rights (Cost $—)				6,138	0.0%

WARRANTS(a)(i)
	Total Warrants (Cost $—)				2,699	0.0%

SHORT TERM INVESTMENTS
16,835,784	First American Government Obligations Fund - Class U	4.66%	(f)		16,835,784	1.8%
16,835,784	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73%	(f)		16,835,784	1.8%
16,835,784	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74%	(f)		16,835,784	1.8%
16,400,000	United States Treasury Bills	0.00%		04/20/2023	16,364,047	1.7%
26,700,000	United States Treasury Bills	0.00%		07/13/2023	26,349,972	2.8%
20,000,000	United States Treasury Bills	0.00%		07/25/2023	19,707,064	2.0%
5,000,000	United States Treasury Bills	0.00%		11/02/2023	4,867,240	0.5%

	Total Short Term Investments (Cost $117,890,403)				117,795,675	12.4%

	Total Investments (Cost $1,072,968,092)				930,966,707	98.3%
	Other Assets in Excess of Liabilities				15,682,229	1.7%

	NET ASSETS				$946,648,936	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Collateralized Loan Obligations	19.1%
Short Term Investments	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
US Government and Agency Mortgage Backed Obligations	8.1%
Bank Loans	7.1%
Foreign Corporate Bonds	6.7%
Asset Backed Obligations	5.1%
US Corporate Bonds	4.1%
US Government and Agency Obligations	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Common Stocks	0.0%	(i)
Rights	0.0%	(i)
Warrants	0.0%	(i)
Escrow Notes	0.0%	(i)
Other Assets and Liabilities	1.7%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Collateralized Loan Obligations	19.1%
Short Term Investments	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
US Government and Agency Mortgage Backed Obligations	8.1%
Asset Backed Obligations	5.1%
US Government and Agency Obligations	3.4%
Energy	2.0%
Utilities	1.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Banking	1.6%
Healthcare	1.1%
Business Equipment and Services	0.9%
Transportation	0.9%
Media	0.9%
Aerospace & Defense	0.8%
Electronics/Electric	0.7%
Chemicals/Plastics	0.7%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	91

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Retailers (other than Food/Drug)	0.6%
Mining	0.6%
Telecommunications	0.6%
Finance	0.5%
Leisure	0.5%
Automotive	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Industrial Equipment	0.3%
Insurance	0.3%
Building and Development (including Steel/Metals)	0.3%
Technology	0.2%
Food Service	0.2%
Food Products	0.2%
Commercial Services	0.2%
Financial Intermediaries	0.2%
Chemical Products	0.2%
Construction	0.2%
Containers and Glass Products	0.1%
Pharmaceuticals	0.1%
Consumer Products	0.1%
Diversified Manufacturing	0.1%
Cosmetics/Toiletries	0.1%
Environmental Control	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.0%	(i)
Food/Drug Retailers	0.0%	(i)
Pulp & Paper	0.0%	(i)
Other Assets and Liabilities	1.7%

	100.0%

(a)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of period end.

(b)	Includes securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(d)	Includes interest only securities

(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Seven-day yield as of period end

(g)	Value determined using significant unobservable inputs.

(h)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(i)	Represents less than 0.05% of net assets

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 90.1%

BRAZIL 6.2%
3,800,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	3,787,650
1,400,000	Cosan Overseas Ltd.	7.00%		01/20/2027	1,403,493
800,000	CSN Steel S.L.	7.63%		04/17/2026	800,892
1,001,627	Guara Notre SARL	5.20%		06/15/2034	863,347
105,102	Invepar Holdings	0.00%	(a)(b)	12/30/2028	—
3,200,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	2,846,540
1,854,323	MV24 Capital B.V.	6.75%		06/01/2034	1,710,056
200,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	206,249

					11,618,227

CHILE 9.5%
1,850,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	1,725,627
4,850,000	Chile Electricity PEC S.p.A.	0.00%	(g)	01/25/2028	3,645,026
565,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	510,054
1,924,440	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	1,775,402
4,500,000	Enel Generacion Chile S.A.	4.25%		04/15/2024	4,431,454
1,988,480	GNL Quintero S.A.	4.63%		07/31/2029	1,906,137
700,000	Mercury Chile Holdco LLC	6.50%	(g)	01/24/2027	661,500
900,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	850,500
788,000	Sociedad Quimica y Minera de Chile S.A.	4.38%		01/28/2025	774,937
1,478,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	914,155
1,500,000	VTR Finance NV	6.38%		07/15/2028	607,500

					17,802,292

COLOMBIA 6.7%
4,374,040	AI Candelaria Spain S.A.	7.50%		12/15/2028	3,995,313
2,700,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	2,270,686
3,100,000	Ecopetrol S.A.	4.13%		01/16/2025	3,018,166
1,100,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	1,043,620
2,500,000	Oleoducto Central S.A.	4.00%		07/14/2027	2,140,339

					12,468,124

GUATEMALA 1.1%
1,080,000	Millicom International Cellular S.A.	6.63%		10/15/2026	1,033,242
1,216,800	Millicom International Cellular S.A.	5.13%		01/15/2028	1,088,050

					2,121,292

INDIA 7.6%
1,281,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	977,329
2,700,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	2,501,550
1,700,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	1,353,200
1,500,000	ONGC Videsh Ltd.	4.63%		07/15/2024	1,486,522
2,500,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	2,378,376
3,150,000	Reliance Industries Ltd.	4.13%		01/28/2025	3,099,047
1,800,000	UPL Corporation Ltd.	4.50%		03/08/2028	1,594,466
900,000	Vedanta Resources Ltd.	7.13%		05/31/2023	837,142

					14,227,632

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 7.0%
900,000	Freeport Indonesia PT	4.76%	(g)	04/14/2027	880,122
2,400,000	Freeport Indonesia PT	4.76%		04/14/2027	2,346,991
4,450,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	4,194,303
5,000,000	Minejesa Capital B.V.	4.63%		08/10/2030	4,417,938
1,300,000	Pertamina Persero PT	1.40%		02/09/2026	1,190,158

					13,029,512

ISRAEL 4.4%
4,600,000	Bank Hapoalim B.M.	3.26%	(f)(g)	01/21/2032	3,843,300
5,000,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(g)	01/29/2031	4,364,450

					8,207,750

JAMAICA 0.1%
355,578	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK)	8.00%	(g)	04/01/2025	142,548
57,155	Digicel Group Holdings Ltd. (7.00% PIK)	7.00%	(c)(g)	04/17/2023	6,649

					149,197

KOREA 10.2%
1,400,000	Korea East-West Power Company Ltd.	1.75%	(g)	05/06/2025	1,313,727
1,600,000	Korea East-West Power Company Ltd.	1.75%		05/06/2025	1,501,402
1,500,000	Korea Electric Power Corporation	1.13%	(g)	06/15/2025	1,386,091
2,000,000	Korea Electric Power Corporation	1.13%		06/15/2025	1,848,121
1,100,000	Korea Hydro & Nuclear Power Company Ltd.	1.25%	(g)	04/27/2026	987,123
4,300,000	Korea Southern Power Company Ltd.	0.75%	(g)	01/27/2026	3,842,129
5,500,000	KT Corporation	1.00%		09/01/2025	5,014,825
3,300,000	LG Chem Ltd.	3.25%		10/15/2024	3,211,482

					19,104,900

KUWAIT 2.0%
400,000	Equate Petrochemical B.V.	4.25%		11/03/2026	388,980
3,400,000	MEGlobal Canada ULC	5.00%		05/18/2025	3,369,706

					3,758,686

MALAYSIA 3.4%
1,244,000	Axiata SPV2 BHD	4.36%		03/24/2026	1,234,191
5,550,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	5,226,158

					6,460,349

MEXICO 2.8%
1,800,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.64%)	5.88%	(c)	01/24/2027	1,534,500
1,800,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,691,501
1,524,205	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	1,468,686
600,000	Orbia Advance Corporation S.A.B. de C.V.	1.88%		05/11/2026	534,977

					5,229,664

PANAMA 2.3%
1,000,000	Multibank, Inc.	7.75%	(g)	02/03/2028	1,001,900
3,557,000	Sable International Finance Ltd.	5.75%		09/07/2027	3,317,154

					4,319,054

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	93

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PARAGUAY 0.9%
600,000	Banco Continental SAECA	2.75%	(g)	12/10/2025	533,178
1,200,000	Banco Continental SAECA	2.75%		12/10/2025	1,066,356
136,993	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	92,092

					1,691,626

PERU 11.8%
2,000,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%	(g)	09/30/2031	1,727,373
1,750,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	1,576,775
3,200,000	Banco Internacional del Peru S.A.A. Interbank (3 Month LIBOR USD + 5.76%)	6.63%		03/19/2029	3,175,664
1,750,000	Banco Internacional del Peru S.A.A. Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,606,745
500,000	Camposol S.A.	6.00%		02/03/2027	275,460
3,000,000	Fenix Power Peru S.A.	4.32%		09/20/2027	2,769,365
4,195,200	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,958,438
1,855,000	Inkia Energy Ltd.	5.88%		11/09/2027	1,712,430
219,117	Interoceanica Finance Ltd.	0.00%		11/30/2025	204,326
2,300,000	Kallpa Generacion S.A.	4.88%		05/24/2026	2,215,947
1,400,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	1,239,532
1,800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	1,726,011

					22,188,066

SINGAPORE 10.3%
5,200,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	4,693,135
1,000,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%	(g)	09/10/2030	917,855
5,500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	5,048,203
4,500,000	SingTel Group Treasury Pte Ltd.	2.38%		10/03/2026	4,205,878
1,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	980,915
3,800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	3,409,835

					19,255,821

SOUTH AFRICA 1.1%
2,300,000	Sasol Financing USA LLC	4.38%		09/18/2026	2,081,660

UNITED ARAB EMIRATES 2.2%
4,522,094	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	4,216,551

PRINCIPAL AMOUNT $/ CONTRACT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
VIETNAM 0.5%
1,000,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	849,736

	Total Foreign Corporate Bonds (Cost $182,507,574)				168,780,139

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 8.0%

COLOMBIA 3.0%
5,800,000	Colombia Government International Bond	4.50%		01/28/2026	5,574,162

INDONESIA 0.2%
500,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.13%		05/15/2027	479,250

MEXICO 1.4%
3,200,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	2,703,478

PANAMA 1.9%
3,600,000	Panama Government International Bond	3.75%		03/16/2025	3,514,766

SOUTH AFRICA 1.5%
1,500,000	Republic of South Africa Government Bond	4.67%		01/17/2024	1,486,823
1,300,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,264,423

					2,751,246

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $15,971,842)				15,022,902

WARRANTS 0.0%(h)
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (a)(d)				—

	Total Warrants (Cost $—)				—

SHORT TERM INVESTMENTS 1.7%
1,070,451	First American Government Obligations Fund—Class U	4.66%	(e)		1,070,451
1,070,451	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(e)		1,070,451

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,070,451	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(e)		1,070,451

	Total Short Term Investments (Cost $3,211,353)				3,211,353

	Total Investments 99.8% (Cost $201,690,769)				187,014,394
	Other Assets in Excess of Liabilities 0.2%				346,475

	NET ASSETS 100.0%				$187,360,869

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	90.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	8.0%
Short Term Investments	1.7%
Warrants	0.0%	(h)
Other Assets and Liabilities	0.2%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Utilities	23.7%
Banking	22.5%
Transportation	10.2%
Energy	9.6%
Telecommunications	9.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	8.0%

Mining	4.4%
Chemical Products	4.3%
Chemicals/Plastics	4.1%
Short Term Investments	1.7%
Consumer Products	0.9%
Finance	0.6%
Building and Development (including Steel/Metals)	0.4%
Construction	0.0%	(h)
Other Assets and Liabilities	0.2%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Peru	11.8%
Singapore	10.3%
Korea	10.2%
Colombia	9.7%
Chile	9.5%
India	7.6%
Indonesia	7.2%
Brazil	6.2%
Israel	4.4%
Mexico	4.2%
Panama	4.2%
Malaysia	3.4%
South Africa	2.6%
United Arab Emirates	2.2%
Kuwait	2.0%
United States	1.7%
Guatemala	1.1%
Paraguay	0.9%
Vietnam	0.5%
Jamaica	0.1%
Other Assets and Liabilities	0.2%

100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Perpetual maturity. The date disclosed is the next call date of the security.

(d)	Non-income producing security

(e)	Seven-day yield as of period end

(f)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(g)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(h)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	95

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 71.8%
1,536,079	Federal Home Loan Mortgage Corporation REMICS, Series 4057-ZB	3.50%		06/15/2042	1,456,639
1,345,989	Federal Home Loan Mortgage Corporation REMICS, Series 4194-ZL	3.00%	(a)	04/15/2043	1,205,710
2,115,161	Federal Home Loan Mortgage Corporation REMICS, Series 4206-LZ	3.50%	(a)	05/15/2043	1,937,945
2,889,714	Federal Home Loan Mortgage Corporation REMICS, Series 4390-NZ	3.00%	(a)	09/15/2044	2,591,089
2,447,385	Federal Home Loan Mortgage Corporation REMICS, Series 4440-ZD	2.50%	(a)	02/15/2045	2,161,010
1,061,513	Federal Home Loan Mortgage Corporation REMICS, Series 4460-KB	3.50%		03/15/2045	973,791
617,027	Federal Home Loan Mortgage Corporation REMICS, Series 4839-WO	0.00%	(b)	08/15/2056	449,212
1,895,363	Federal Home Loan Mortgage Corporation REMICS, Series 5017-VZ	2.00%	(a)	09/25/2050	1,289,973
1,795,887	Federal Home Loan Mortgage Corporation REMICS, Series 5105-GZ	2.50%	(a)	05/25/2051	1,190,973
1,486,287	Federal Home Loan Mortgage Corporation, Series 5160-ZY	3.00%	(a)	10/25/2050	1,099,357
1,260,000	Federal National Mortgage Association REMICS, Series 2012-128-UC	2.50%		11/25/2042	990,135
622,259	Federal National Mortgage Association REMICS, Series 2013-66-ZK	3.00%	(a)	07/25/2043	484,007
1,785,625	Federal National Mortgage Association REMICS, Series 2013-74-ZH	3.50%		07/25/2043	1,688,361
1,502,338	Federal National Mortgage Association REMICS, Series 2014-42-BZ	3.00%	(a)	07/25/2044	1,333,103
390,698	Federal National Mortgage Association REMICS, Series 2014-68-TD	3.00%		11/25/2044	359,151
487,766	Federal National Mortgage Association REMICS, Series 2014-80-KL	2.00%		05/25/2043	330,803
861,809	Federal National Mortgage Association REMICS, Series 2016-64-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15%	(c)(f)	09/25/2046	102,659
249,005	Federal National Mortgage Association REMICS, Series 2018-21-PO	0.00%	(b)	04/25/2048	194,025
2,722,685	Federal National Mortgage Association REMICS, Series 2019-68-ZL	2.50%	(a)	11/25/2049	2,120,919
2,043,259	Federal National Mortgage Association REMICS, Series 2021-17-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 3.30%, 3.30% Cap)	0.00%	(c)(f)	04/25/2051	52,795
1,772,377	Federal National Mortgage Association REMICS, Series 2021-28-HS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	0.00%	(c)(f)	05/25/2051	71,344

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	882,115
1,500,000	Federal National Mortgage Association, Pool BL2643	3.39%		07/01/2034	1,378,474
3,178,000	Federal National Mortgage Association, Series 2023-M1-2A2	3.95%	(d)	07/25/2040	2,927,615
263,184	Government National Mortgage Association, Series 2013-180-LO	0.00%	(b)	11/16/2043	205,189
3,738,517	Government National Mortgage Association, Series 2015-53-EZ	2.00%	(a)	04/16/2045	2,467,672
3,398,079	Government National Mortgage Association, Series 2015-79-VZ	2.50%	(a)	05/20/2045	2,956,909
334,959	Government National Mortgage Association, Series 2016-12-MZ	3.00%	(a)	01/20/2046	269,254
1,143,089	Government National Mortgage Association, Series 2017-122-CZ	3.00%	(a)	08/20/2047	943,827
1,767,033	Government National Mortgage Association, Series 2021-105-JS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	0.00%	(c)(f)	06/20/2051	58,744
1,317,058	Government National Mortgage Association, Series 2021-223-EZ	3.00%	(a)	12/20/2051	999,263
829,148	Government National Mortgage Association, Series 2021-42-SB (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	1.59%	(c)(f)	03/20/2051	122,905
1,807,131	Government National Mortgage Association, Series 2021-89-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.00%	(c)(f)	05/20/2051	77,810
1,052,000	Government National Mortgage Association, Series 2022-99-QG	3.50%		01/20/2052	935,315

	Total US Government and Agency Mortgage Backed Obligations (Cost $41,322,750)				36,308,093

US GOVERNMENT AND AGENCY OBLIGATIONS 17.0%
1,700,000	United States Treasury Notes	4.00%		12/15/2025	1,706,873
1,900,000	United States Treasury Notes	3.88%		02/15/2043	1,917,367
5,000,000	United States Treasury Notes	3.63%		02/15/2053	4,965,235

	Total US Government and Agency Obligations (Cost $8,402,549)				8,589,475

SHORT TERM INVESTMENTS 9.1%
562,900	First American Government Obligations Fund—Class U	4.66%	(e)		562,900
562,900	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(e)		562,900
562,900	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(e)		562,900

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
3,000,000	United States Treasury Bills	0.00%	10/05/2023	2,929,218

	Total Short Term Investments (Cost $4,615,435)			4,617,918

	Total Investments 97.9% (Cost $54,340,734)			49,515,486
	Other Assets in Excess of Liabilities 2.1%			1,036,623

	NET ASSETS 100.0%			$50,552,109

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	71.8%
US Government and Agency Obligations	17.0%
Short Term Investments	9.1%
Other Assets and Liabilities	2.1%

100.0%

(a)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(b)	Principal only security

(c)	Interest only security

(d)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(e)	Seven-day yield as of period end

(f)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

FUTURES CONTRACTS
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount (1)	Unrealized Appreciation (Depreciation)/Value
US Treasury Ultra Long Bond Future	Long	160	06/21/2023	$22,580,000	$1,094,644
US Treasury Long Bond Future	Long	44	06/21/2023	5,770,875	252,733
5-Year US Treasury Note Future	Short	(96)	06/30/2023	(10,512,750)	(141,170)
10-Year US Treasury Ultra Note Future	Short	(135)	06/21/2023	(16,353,984)	(524,659)

					$681,548

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	97

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	March 31, 2023

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 101.4%
6,508,082	First American Government Obligations Fund—Class U	4.66%	(a)(b)		6,508,082
6,508,082	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(a)(b)		6,508,082
6,508,082	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(a)(b)		6,508,082
7,000,000	United States Treasury Bills	0.00%		04/20/2023	6,984,654
31,000,000	United States Treasury Bills	0.00%	(b)(c)	05/18/2023	30,818,844
20,000,000	United States Treasury Bills	0.00%		06/15/2023	19,811,974
7,000,000	United States Treasury Bills	0.00%		07/20/2023	6,902,823
69,000,000	United States Treasury Bills	0.00%	(b)(c)	08/24/2023	67,715,234
3,580,000	United States Treasury Bills	0.00%		10/05/2023	3,495,534

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,000,000	United States Treasury Bills	0.00%	(b)(c)	11/02/2023	9,734,480
10,000,000	United States Treasury Bills	0.00%	(b)(c)	07/05/2023	9,878,885

3,000,000	United States Treasury Bills	0.00%	(b)(c)	06/01/2023	2,977,715

	Total Short Term Investments (Cost $177,942,496)				177,844,389

	Total Investments 101.4% (Cost $177,942,496)				177,844,389
	Liabilities in Excess of Other Assets (1.4%)				(2,486,881)

	NET ASSETS 100.0%				$175,357,508

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	101.4%
Other Assets and Liabilities	(1.4)%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(c)	All or a portion of this security has been pledged as collateral.

SWAP AGREEMENTS

EXCESS RETURN SWAPS
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Short Commodity Basket Swap(1)(2)	Canadian Imperial Bank of Commerce	Short	0.00%	Termination	04/03/2023	$(4,500,000)	$23,821	$—	$23,821
Short Commodity Basket Swap(1)(3)	Bank of America Merrill Lynch	Short	0.00%	Termination	04/03/2023	(4,500,000)	23,820	—	23,820
Long Commodity Basket Swap(1)(4)	Canadian Imperial Bank of Commerce	Long	0.20%	Termination	04/03/2023	4,500,000	(127,915)	—	(127,915)
Long Commodity Basket Swap(1)(5)	Bank of America Merrill Lynch	Long	0.20%	Termination	04/03/2023	4,500,000	(127,917)	—	(127,917)
Commodity Beta Basket Swap(1)(6)	Bank of America Merrill Lynch	Long	0.23%	Termination	04/03/2023	49,600,000	(672,137)	—	(672,137)
Commodity Beta Basket Swap(1)(6)	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	04/03/2023	49,600,000	(672,953)	—	(672,953)
Commodity Beta Basket Swap(1)(6)	Barclays Capital, Inc.	Long	0.20%	Termination	04/03/2023	60,800,000	(817,719)	—	(817,719)

							$(2,371,000)	$—	$(2,371,000)

(1)	All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

(2)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31, 2023, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Silver Index ER	SG2MSIP	0.23	$58	23.0%
S&P GSCI 2 Month Forward Gold ER	SG2MGCP	0.30	55	21.5%
S&P GSCI 2 Month Forward Wheat ER	SG2MWHP	3.86	51	19.7%
S&P GSCI 2 Month Forward Cotton ER	SG2MCTP	1.05	50	19.4%
S&P GSCI 2 Month Forward Natural Gas ER	SG2MNGP	3.94	42	16.4%

			$256	100.0%

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

(3)	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31,2023, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Silver ER	SG2MSIP	0.21	$54	23.0%
S&P GSCI 2 Month Forward Gold ER	SG2MGCP	0.27	50	21.5%
S&P GSCI 2 Month Forward Wheat ER	SG2MWHP	3.53	46	19.7%
S&P GSCI 2 Month Forward Cotton ER	SG2MCTP	0.96	46	19.4%
S&P GSCI 2 Month Forward Natural Gas ER	SG2MNGP	3.61	39	16.4%

			$235	100.0%

(4)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31,2023, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Corn ER	SG2MCNP	0.72	$28	20.9%
S&P GSCI 2 Month Forward Soybeans ER	SG2MSOP	0.06	28	20.5%
S&P GSCI 2 Month Forward Unleaded Gas ER	SG2MHUP	0.02	27	20.5%
S&P GSCI 2 Month Forward Heating Oil ER	SG2MHOP	0.05	26	19.1%
S&P GSCI 2 Month Forward Gasoil ER	SG2MGOP	0.22	26	19.0%

			$135	100.0%

(5)	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At March 31,2023, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value(7)	Value of Index	Weightings
S&P GSCI 2 Month Forward Corn ER	SG2MCNP	0.94	$37	20.9%
S&P GSCI 2 Month Forward Soybeans ER	SG2MSOP	0.08	36	20.5%
S&P GSCI 2 Month Forward Unleaded Gas ER	SG2MHUP	0.03	36	20.5%
S&P GSCI 2 Month Forward Heating Oil ER	SG2MHOP	0.07	34	19.1%
S&P GSCI 2 Month Forward Gasoil ER	SG2MGOP	0.29	34	19.0%

			$177	100.0%

(6)

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At March 31, 2023, all constituents and their weightings were as follows:

Index	Ticker	Contract Value(7)	Value of Index	Weightings
Soybean Future	S1	0.34	$147	21.0%
Electrolytic Copper Future	LP1	0.22	143	20.3%
Nickel Future	LN1	0.17	79	11.2%
Crude Oil Future	CL1	0.10	70	10.0%
Brent Crude Future	CO1	0.10	70	9.9%
Sugar No. 11 Future	SB1	0.22	42	6.0%
Live Cattle Future	LC1	0.21	38	5.4%
Gasoline RBOB Future	XB1	0.06	36	5.1%
Low Sulphur Gas Oil Future	QS1	0.09	31	4.4%
Cotton No. 2 Future	CT1	0.41	28	4.0%
NY Harbor ULSD Heating Oil Future	HO1	0.07	19	2.7%

			$703	100.0%

(7)

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	99

Schedule of Investments DoubleLine Global Bond Fund	March 31, 2023

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 60.1%

AUSTRALIA 3.2%
1,050,000	AUD	Australia Government Bond	2.75%		04/21/2024	699,091
1,300,000	AUD	Australia Government Bond	1.00%		12/21/2030	737,895
5,417,000	AUD	Australia Government Bond	1.50%		06/21/2031	3,167,927

						4,604,913

BELGIUM 4.5%
3,350,000	EUR	Kingdom of Belgium Government Bond	1.00%	(a)	06/22/2026	3,448,330
3,126,000	EUR	Kingdom of Belgium Government Bond	0.90%	(a)	06/22/2029	3,050,538

						6,498,868

CANADA 1.7%
3,800,000	CAD	Canadian Government Bond	1.50%		06/01/2031	2,532,410

CZECH REPUBLIC 1.3%
51,200,000	CZK	Czech Republic Government Bond	1.20%		03/13/2031	1,827,853

FRANCE 6.4%
2,100,000	EUR	French Republic Government Bond	0.25%		11/25/2026	2,089,333
1,545,000	EUR	French Republic Government Bond	1.00%		05/25/2027	1,567,468
660,000	EUR	French Republic Government Bond	0.00%		11/25/2029	601,125
3,289,699	EUR	French Republic Government Bond	0.70%	(a)	07/25/2030	3,725,214
1,290,000	EUR	French Republic Government Bond OAT	2.00%		11/25/2032	1,303,619

						9,286,759

GERMANY 7.1%
4,390,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		08/15/2030	4,043,144
4,950,000	EUR	Bundesrepublik Deutschland Bundesanleihe	0.00%		02/15/2031	4,507,582
1,630,000	EUR	Bundesrepublik Deutschland Bundesanleihe	1.70%		08/15/2032	1,683,531

						10,234,257

HUNGARY 2.0%
1,118,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	2,842,693

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
IRELAND 2.5%
1,020,000	EUR	Ireland Government Bond	1.00%		05/15/2026	1,052,777
680,000	EUR	Ireland Government Bond	0.90%		05/15/2028	676,429
1,910,000	EUR	Ireland Government Bond	1.10%		05/15/2029	1,895,533

						3,624,739

ISRAEL 0.5%
2,870,000	ILS	Israel Government Bond	2.00%		03/31/2027	746,171

JAPAN 15.9%
361,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	2,729,071
1,061,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2027	7,999,155
509,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	3,827,167
500,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	4,238,673
418,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	3,025,373
166,000,000	JPY	Japan Government Twenty Year Bond	0.50%		09/20/2041	1,148,985

						22,968,424

MEXICO 3.1%
276,800	MXN	Mexican Bonos	7.75%	(b)	05/29/2031	1,442,217
300,000	MXN	Mexican Bonos	7.50%	(b)	05/26/2033	1,518,838
323,300	MXN	Mexican Bonos	8.00%	(b)	11/07/2047	1,597,931

						4,558,986

NEW ZEALAND 2.0%
5,700,000	NZD	New Zealand Government Bond	1.50%		05/15/2031	2,903,406

PORTUGAL 2.0%
1,590,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	(a)	06/15/2029	1,641,359
1,420,000	EUR	Portugal Obrigacoes do Tesouro OT	0.48%	(a)	10/18/2030	1,284,263

						2,925,622

ROMANIA 2.0%
13,490,000	RON	Romania Government Bond	3.70%		11/25/2024	2,823,843

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SOUTH AFRICA 1.4%
6,290,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	321,972
35,470,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	1,709,851

						2,031,823

SPAIN 4.5%
1,470,000	EUR	Spain Government Bond	1.30%	(a)	10/31/2026	1,511,303
4,440,000	EUR	Spain Government Bond	0.60%	(a)	10/31/2029	4,130,248
970,000	EUR	Spain Government Bond	0.50%	(a)	04/30/2030	883,696

						6,525,247

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $97,864,121)				86,936,014

US GOVERNMENT AND AGENCY OBLIGATIONS 34.8%

UNITED STATES 34.8%
1,500,000	USD	United States Treasury Notes	4.25%		12/31/2024	1,501,553
2,090,000	USD	United States Treasury Notes	4.13%		01/31/2025	2,089,673
2,080,000	USD	United States Treasury Notes	4.63%		02/28/2025	2,100,394
2,080,000	USD	United States Treasury Notes	4.00%		12/15/2025	2,088,409
2,090,000	USD	United States Treasury Notes	3.88%		01/15/2026	2,090,898
2,250,000	USD	United States Treasury Notes	4.00%		02/15/2026	2,259,580
2,160,000	USD	United States Treasury Notes	3.13%		08/31/2027	2,113,256
2,040,000	USD	United States Treasury Notes	4.13%		09/30/2027	2,078,888
2,060,000	USD	United States Treasury Notes	4.13%		10/31/2027	2,099,913
2,080,000	USD	United States Treasury Notes	3.88%		11/30/2027	2,101,978
2,090,000	USD	United States Treasury Notes	3.88%		12/31/2027	2,112,410

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,090,000	USD	United States Treasury Notes	4.00%		02/29/2028	2,127,963
2,050,000	USD	United States Treasury Notes	4.00%		10/31/2029	2,099,969
2,070,000	USD	United States Treasury Notes	3.88%		11/30/2029	2,106,387
2,070,000	USD	United States Treasury Notes	3.88%		12/31/2029	2,107,842
2,070,000	USD	United States Treasury Notes	4.00%		02/28/2030	2,124,984
1,670,000	USD	United States Treasury Notes	2.88%		05/15/2032	1,589,631
1,190,000	USD	United States Treasury Notes	2.75%		08/15/2032	1,120,180
2,000,000	USD	United States Treasury Notes	4.13%		11/15/2032	2,101,875
2,190,000	USD	United States Treasury Notes	3.50%		02/15/2033	2,193,593
2,320,000	USD	United States Treasury Notes	4.00%		11/15/2042	2,383,800
2,650,000	USD	United States Treasury Notes	3.88%		02/15/2043	2,674,223
610,000	USD	United States Treasury Notes	3.00%		08/15/2052	536,038
2,040,000	USD	United States Treasury Notes	4.00%		11/15/2052	2,165,588
2,420,000	USD	United States Treasury Notes	3.63%		02/15/2053	2,403,173

		Total US Government and Agency Obligations (Cost $49,242,092)				50,372,198

SHORT TERM INVESTMENTS 3.5%
911,276		First American Government Obligations Fund—Class U	4.66%	(c)		911,276
911,276		JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(c)		911,276
911,276		Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(c)		911,276
2,430,000	USD	United States Treasury Bills	0.00%		02/22/2024	2,332,761

		Total Short Term Investments (Cost $5,058,312)				5,066,589

		Total Investments 98.4% (Cost $152,164,525)				142,374,801
		Other Assets in Excess of Liabilities 1.6%				2,321,561

		NET ASSETS 100.0%				$144,696,362

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	60.1%
US Government and Agency Obligations	34.8%
Short Term Investments	3.5%
Other Assets and Liabilities	1.6%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	101

Schedule of Investments DoubleLine Global Bond Fund (Cont.)

COUNTRY BREAKDOWN as a % of Net Assets:
United States	38.3%
Japan	15.9%
Germany	7.1%
France	6.4%
Spain	4.5%
Belgium	4.5%
Australia	3.2%
Mexico	3.1%
Ireland	2.5%
Portugal	2.0%
New Zealand	2.0%
Hungary	2.0%
Romania	2.0%
Canada	1.7%
South Africa	1.4%
Czech Republic	1.3%
Israel	0.5%
Other Assets and Liabilities	1.6%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal amount is stated in 100 Mexican Peso Units.

(c)	Seven-day yield as of period end

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

RON	Romanian Leu

ZAR	South African Rand

USD	US Dollar

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 43.4%
5,000,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94%	(d)	08/15/2046	4,418,262
4,509,895	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A-B	5.68%	(c)(d)	12/16/2041	3,234,470
2,250,000	Cologix Data Centers Issuer LLC, Series 2021-1A-B	3.79%	(d)	12/26/2051	2,010,698
6,900,000	DataBank Issuer, Series 2021-1A-A2	2.06%	(d)	02/27/2051	6,132,630
2,100,000	DataBank Issuer, Series 2021-1A-C	4.43%	(d)	02/27/2051	1,835,492
6,000,000	DataBank Issuer, Series 2021-2A-A2	2.40%	(d)	10/25/2051	5,230,980
2,250,000	Diamond Infrastructure Funding LLC, Series 2021-1A-B	2.36%	(d)	04/15/2049	1,889,872
3,481,666	Falcon Aerospace Ltd., Series 2017-1-A	4.58%	(d)	02/15/2042	3,066,526
2,840,252	GAIA Aviation Ltd., Series 2019-1-A	3.97%	(c)(d)	12/15/2044	2,395,594
1,207,957	Global SC Finance SRL, Series 2020-2A-A	2.26%	(d)	11/19/2040	1,096,144
3,707,091	Goodgreen Trust, Series 2020-1A-A	2.63%	(d)	04/15/2055	3,169,834
3,621,830	GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS-B	2.41%	(d)	05/20/2048	2,659,325
14,210	HERO Funding Trust, Series 2015-2A-A	3.99%	(d)	09/20/2040	13,706
405,192	HERO Funding Trust, Series 2016-3A-A2	3.91%	(d)	09/20/2042	384,207
997,451	HERO Funding Trust, Series 2016-4A-A2	4.29%	(d)	09/20/2047	957,513
4,206,899	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72%	(d)	07/15/2039	3,570,050
3,608,996	ITE Rail Fund Levered LP, Series 2021-1A-A	2.25%	(d)	02/28/2051	3,106,570
2,305,206	ITE Rail Fund Levered LP, Series 2021-3A-A	2.21%	(d)	06/28/2051	2,009,691
3,583,128	JOL Air Ltd., Series 2019-1-A	3.97%	(d)	04/15/2044	3,014,804
1,864,219	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25%	(d)	12/15/2038	1,571,713
5,477,019	Loanpal Solar Loan Ltd., Series 2020-3GS-A	2.47%	(d)	12/20/2047	4,327,465
1,728,106	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	(d)	06/22/2043	1,619,422
2,485,314	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28%	(d)	09/20/2040	2,206,863
2,469,157	Mosaic Solar Loan Trust, Series 2020-1A-A	2.10%	(d)	04/20/2046	2,155,669
3,349,248	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21%	(d)	08/20/2046	2,873,490
3,512,930	Mosaic Solar Loan Trust, Series 2021-3A-B	1.92%	(d)	06/20/2052	2,755,465
2,369,305	Mosaic Solar Loan Trust, Series 2022-1A-B	3.16%	(d)	01/20/2053	1,989,440
78,689	NP SPE LLC, Series 2016-1A-A1	4.16%	(d)	04/20/2046	75,964
1,619,443	NP SPE LLC, Series 2017-1A-A1	3.37%	(d)	10/21/2047	1,533,000
3,983,142	NP SPE LLC, Series 2021-1A-A1	2.23%	(d)	03/19/2051	3,531,693
3,675,880	Purewest Funding LLC, Series 2021-1-A1	4.09%	(d)	12/22/2036	3,510,577
4,308,408	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	3,867,666
122,082	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	(d)	10/15/2042	100,242
4,689,811	Signal Rail LLC, Series 2021-1-A	2.23%	(d)	08/17/2051	4,023,299

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,049,810	Start Ltd., Series 2018-1-A	4.09%	(d)	05/15/2043	913,481
2,522,292	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87%	(d)	07/20/2048	2,306,403
2,227,072	Sunnova Helios Issuer LLC, Series 2020-AA-A	2.98%	(d)	06/20/2047	1,978,391
4,188,025	Sunnova Helios Issuer LLC, Series 2021-A-A	1.80%	(d)	02/20/2048	3,494,065
2,573,983	Sunnova Helios Issuer LLC, Series 2021-B-B	2.01%	(d)	07/20/2048	2,061,386
7,426,714	Sunnova Helios Sol Issuer LLC, Series 2020-2A-A	2.73%	(d)	11/01/2055	5,834,656
5,633,566	Sunrun Demeter Issuer LLC, Series 2021-2A-A	2.27%	(d)	01/30/2057	4,521,899
5,458,333	Textainer Marine Containers Ltd., Series 2021-1A-A	1.68%	(d)	02/20/2046	4,679,703
3,493,333	Textainer Marine Containers Ltd., Series 2021-3A-A	1.94%	(d)	08/20/2046	2,945,145
1,466,693	Thunderbolt Aircraft Lease Ltd., Series 2017-A-A	4.21%	(c)(d)	05/17/2032	1,327,670
1,284,277	Thunderbolt Aircraft Lease Ltd., Series 2017-A-B	5.75%	(c)(d)	05/17/2032	980,827
1,381,584	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15%	(c)(d)	09/15/2038	1,162,086
2,678,571	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07%	(c)(d)	09/15/2038	1,596,656
3,098,190	Trinity Rail Leasing LLC, Series 2010-1A-A	5.19%	(d)	10/16/2040	3,033,780
8,768,393	TRIP Rail Master Funding LLC, Series 2021-2-A	2.15%	(d)	06/19/2051	7,675,109
5,810,000	Triton Container Finance LLC, Series 2021-1A-A	1.86%	(d)	03/20/2046	5,000,836
5,500,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99%	(d)	09/15/2045	4,665,730
5,000,000	Vault DI Issuer LLC, Series 2021-1A-A2	2.80%	(d)	07/15/2046	4,303,313
4,575,719	Vivint Solar Financing LLC, Series 2018-1A-A	4.73%	(d)	04/30/2048	4,152,387
2,080,052	WAVE Trust, Series 2017-1A-A	3.84%	(d)	11/15/2042	1,711,116

	Total Asset Backed Obligations (Cost $176,085,134)				150,682,975

FOREIGN CORPORATE BONDS 14.9%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	(d)	07/30/2027	2,905,400
10,500,000	APA Infrastructure Ltd.	4.25%	(d)	07/15/2027	10,187,457
2,000,000	Emirates Semb Corporation Water and Power Company PJSC	4.45%	(d)	08/01/2035	1,925,090
2,128,395	Energia Eolica S.A.	6.00%	(b)	08/30/2034	2,035,278
2,592,821	Fermaca Enterprises S. de R.L. de C.V.	6.38%	(d)	03/30/2038	2,485,867
1,412,587	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	1,354,318
2,099,869	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,958,128

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	103

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
912,985	Interoceanica Finance Ltd.	0.00%	(d)	11/30/2025	851,359
3,640,000	Israel Electric Corporation Ltd.	5.00%	(d)	11/12/2024	3,596,359
3,029,295	Lima Metro Finance Ltd.	5.88%	(d)	07/05/2034	2,918,362
163,116	Lima Metro Finance Ltd.	5.88%		07/05/2034	157,143
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	(d)	04/30/2025	4,074,751
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	(d)	04/28/2026	2,351,864
8,299,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	8,058,970
840,000	Transelec S.A.	4.63%	(d)	07/26/2023	837,715
500,000	Transelec S.A.	4.25%	(d)	01/14/2025	483,718
6,000,000	Transelec S.A.	3.88%	(d)	01/12/2029	5,545,830

	Total Foreign Corporate Bonds (Cost $54,831,568)				51,727,609

US CORPORATE BONDS 36.8%
4,000,000	Ameren Illinois Company	3.85%		09/01/2032	3,786,531
2,077,279	American Airlines, Inc.	3.85%		02/15/2028	1,840,479
1,803,521	American Airlines, Inc.	3.25%		10/15/2028	1,503,206
12,000,000	American Tower Corporation	2.30%		09/15/2031	9,628,862
11,015,000	AT&T, Inc.	4.30%		12/15/2042	9,595,472
1,157,000	Crown Castle International Corporation	3.70%		06/15/2026	1,116,108
3,500,000	Crown Castle International Corporation	2.25%		01/15/2031	2,902,528
10,250,000	Dominion Energy, Inc.	3.38%		04/01/2030	9,326,375
8,655,000	Duquesne Light Holdings, Inc.	3.62%	(d)	08/01/2027	7,719,117
10,250,000	Energy Transfer LP	3.90%		07/15/2026	9,865,009
11,450,000	Equinix, Inc.	2.15%		07/15/2030	9,369,223
7,688,000	Exelon Corporation	4.05%		04/15/2030	7,343,809
2,250,000	FirstEnergy Corporation	2.25%		09/01/2030	1,859,557
6,000,000	MPLX LP	4.00%		03/15/2028	5,746,327
10,000,000	NextEra Energy Capital Holdings, Inc.	2.25%		06/01/2030	8,459,747
9,900,000	NiSource, Inc.	3.60%		05/01/2030	9,143,100
10,000,000	Southern Company	3.70%		04/30/2030	9,366,439
4,500,000	T-Mobile USA, Inc.	3.88%		04/15/2030	4,225,959
4,574,074	United Airlines Pass-Through Trust	3.65%		10/07/2025	4,256,641
1,445,979	United Airlines Pass-Through Trust	3.65%		01/07/2026	1,354,276
10,000,000	Verizon Communications, Inc.	3.15%		03/22/2030	9,114,500

	Total US Corporate Bonds (Cost $141,399,610)				127,523,265

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 4.5%
14,765,000	United States Treasury Notes	4.13%		11/15/2032	15,517,092

	Total US Government and Agency Obligations (Cost $15,102,855)				15,517,092

SHORT TERM INVESTMENTS 0.1%
82,426	First American Government Obligations Fund—Class U	4.66%	(a)		82,426
82,427	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(a)		82,427
82,427	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(a)		82,427

	Total Short Term Investments (Cost $247,280)				247,280

	Total Investments 99.7% (Cost $387,666,447)				345,698,221
	Other Assets in Excess of Liabilities 0.3%				1,129,990

	NET ASSETS 100.0%				$346,828,211

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	43.4%
US Corporate Bonds	36.8%
Foreign Corporate Bonds	14.9%
US Government and Agency Obligations	4.5%
Short Term Investments	0.1%
Other Assets and Liabilities	0.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	43.4%
Utilities	17.9%
Energy	12.4%
Telecommunications	10.6%
Transportation	5.5%
US Government and Agency Obligations	4.5%
Technology	2.7%
Aerospace & Defense	2.6%
Short Term Investments	0.1%
Other Assets and Liabilities	0.3%

100.0%

(a)	Seven-day yield as of period end

(b)	Value determined using significant unobservable inputs.

(c)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.1%
484,287	Commonbond Student Loan Trust, Series 2017-BGS-B	3.26%	(a)	09/25/2042	434,608
355,780	CPS Auto Receivables Trust, Series 2018-C-E	6.07%	(a)	09/15/2025	355,626
465,392	Diamond Resorts Owner Trust, Series 2021-1A-A	1.51%	(a)	11/21/2033	431,775
579,402	National Collegiate Student Loan Trust, Series 2006-1-A5 (1 Month LIBOR USD + 0.35%)	5.20%		03/25/2033	540,090
500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	(a)	02/18/2042	473,343

	Total Asset Backed Obligations (Cost $2,313,753)				2,235,442

COLLATERALIZED LOAN OBLIGATIONS 16.0%
500,000	Allegro Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.96%	(a)	07/20/2032	491,916
1,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03%	(a)	01/20/2035	975,858
500,000	CBAM Ltd., Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	5.98%	(a)	07/17/2034	486,337
500,000	CFIP Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03%	(a)	01/20/2035	488,079
1,000,000	Generate Ltd., Series 6A-A1R (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.02%	(a)	01/22/2035	972,274
500,000	Highbridge Loan Management Ltd., Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	8.39%	(a)	07/18/2029	454,571
500,000	Logan Ltd., Series 2022-1A-B (Secured Overnight Financing Rate 3 Month + 2.05%, 2.05% Floor)	6.70%	(a)	04/21/2035	487,419
481,702	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	5.81%	(a)	07/20/2030	474,730
500,000	Palmer Square Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94%	(a)	07/15/2034	487,386
500,000	RR Ltd., Series 2021-14A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.91%	(a)	04/15/2036	488,665
500,000	Shackleton Ltd., Series 2015-7RA-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94%	(a)	07/15/2031	492,993
500,000	Sound Point Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.96%	(a)	07/15/2034	484,368
1,000,000	Sound Point Ltd., Series 2020-1A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.98%	(a)	07/20/2034	968,740

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
495,468	Venture Ltd., Series 2017-29A-AR (3 Month LIBOR USD + 0.99%, 0.99% Floor)	5.85%	(a)	09/07/2030	490,898
500,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01%	(a)	07/15/2034	487,560

	Total Collateralized Loan Obligations (Cost $8,970,179)				8,731,794

FOREIGN CORPORATE BONDS 5.3%
183,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	139,618
90,000	Avolon Holdings Funding Ltd.	5.13%	(a)	10/01/2023	89,198
150,000	Banco Continental SAECA	2.75%	(a)	12/10/2025	133,295
200,000	Bank Hapoalim B.M.	3.26%	(a)(b)	01/21/2032	167,100
200,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28%	(a)	01/29/2031	174,578
90,000	Bank of Montreal	5.52%	(d)	03/08/2024	89,806
95,000	Bank of Nova Scotia	4.75%		02/02/2026	94,638
136,993	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	92,092
200,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	199,350
105,000	Canadian Pacific Railway Company	1.35%		12/02/2024	98,972
113,000	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	102,011
200,000	Freeport Indonesia PT	4.76%		04/14/2027	195,583
90,000	Glencore Funding LLC	4.13%	(a)	05/30/2023	89,680
15,000	Glencore Funding LLC	4.00%	(a)	04/16/2025	14,648
200,000	Mercury Chile Holdco LLC	6.50%	(a)	01/24/2027	189,000
200,000	Minejesa Capital B.V.	4.63%		08/10/2030	176,718
200,000	Multibank, Inc.	7.75%	(a)	02/03/2028	200,380
100,000	Royal Bank of Canada	3.38%		04/14/2025	97,084
200,000	Sable International Finance Ltd.	5.75%		09/07/2027	186,514
200,000	Sasol Financing USA LLC	4.38%		09/18/2026	181,014
105,000	Toronto-Dominion Bank	0.70%		09/10/2024	98,772
176,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	108,857

	Total Foreign Corporate Bonds (Cost $3,125,836)				2,918,908

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.3%
200,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	168,967

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $177,623)				168,967

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 11.3%
150,000	ACREC Trust, Series 2023-FL2-A (Secured Overnight Financing Rate 1 Month + 2.23%, 2.23% Floor)	6.92%	(a)	02/19/2038	149,104
1,634,878	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XA	1.12%	(a)(b)(c)	06/15/2054	106,956
130,000	Arbor Realty Ltd., Series 2021-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	7.76%	(a)	12/15/2035	120,752

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	105

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
231,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	7.42%	(a)	09/14/2036	205,511
2,755,562	BANK, Series 2021-BN36-XA	0.91%	(b)(c)	09/15/2064	127,722
3,844,000	BB-UBS Trust, Series 2012-SHOW-XB	0.14%	(a)(b)(c)	11/05/2036	10,420
100,000	BDS Ltd., Series 2021-FL10-A (1 Month LIBOR USD + 1.35%, 1.35% Floor)	6.11%	(a)	12/16/2036	98,717
4,858,820	Benchmark Mortgage Trust, Series 2018-B2-XA	0.45%	(b)(c)	02/15/2051	76,768
2,271,000	Benchmark Mortgage Trust, Series 2021-B26-XB	0.64%	(a)(b)(c)	06/15/2054	91,586
1,803,676	Benchmark Mortgage Trust, Series 2021-B28-XA	1.28%	(b)(c)	08/15/2054	131,620
100,000	BRSP Ltd., Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.91%	(a)	08/19/2038	96,894
181,000	BSREP Commercial Mortgage Trust, Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	6.59%	(a)	08/15/2038	154,738
14,551	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	6.66%	(a)	09/15/2037	14,270
100,000	BX Trust, Series 2021-VIEW-D (1 Month LIBOR USD + 2.90%, 2.90% Floor)	7.58%	(a)	06/15/2036	92,065
250,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.23%	(b)	11/13/2050	208,316
100,000	CHCP Ltd., Series 2021-FL1-C (Secured Overnight Financing Rate 1 Month + 2.21%, 2.10% Floor)	6.87%	(a)	02/15/2038	94,714
2,549,011	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.09%	(b)(c)	03/11/2047	13,997
2,712,128	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.82%	(b)(c)	05/10/2049	120,470
6,007,095	Commercial Mortgage Pass-Through Trust, Series 2015-CR27-XA	0.91%	(b)(c)	10/10/2048	109,611
186,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.30%	(b)	02/10/2048	156,618
5,899,257	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-XD	1.08%	(a)(b)(c)	07/10/2048	125,010
179,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-B	4.33%	(b)	11/15/2049	160,259
164,000	CSMC Trust, Series 2017-TIME-A	3.65%	(a)	11/13/2039	139,386
165,000	DBJPM Mortgage Trust, Series 2016-C1-B	4.20%	(b)	05/10/2049	144,394
170,000	DBJPM Mortgage Trust, Series 2016-C3-B	3.26%		08/10/2049	146,542
100,000	FS Rialto, Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	5.95%	(a)	05/16/2038	97,721
186,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.25%	(a)(b)	02/10/2037	156,622
4,279,898	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.57%	(b)(c)	11/10/2049	70,727
2,400,000	Helios Issuer LLC, Series 2021-PF1-XD	1.11%	(a)(b)(c)	11/15/2054	171,185

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76%	(a)(b)	01/05/2031	299,575
200,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.30%	(b)	02/15/2048	181,644
99,413	KKR Industrial Portfolio Trust, Series 2021-KDIP-A (Secured Overnight Financing Rate 1 Month + 0.66%, 0.66% Floor)	5.49%	(a)	12/15/2037	96,456
125,000	LCCM Trust, Series 2021-FL3-AS (1 Month LIBOR USD + 1.80%, 1.80% Floor)	6.48%	(a)	11/15/2038	121,356
125,000	LCCM Trust, Series 2021-FL3-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	6.88%	(a)	11/15/2038	117,611
100,000	LoanCore Issuer Ltd., Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98%	(a)	07/15/2036	97,995
100,000	LoanCore Issuer Ltd., Series 2021-CRE6-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98%	(a)	11/15/2038	97,797
150,000	MF1 Ltd., Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	6.56%	(a)	07/16/2036	141,445
100,000	MF1 Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.35%, 1.35% Floor)	5.91%	(a)	02/19/2037	97,661
186,000	MFT Trust, Series 2020-ABC-D	3.48%	(a)(b)	02/10/2042	116,870
4,953,748	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34-XE	0.88%	(a)(b)(c)	11/15/2052	165,080
15,277,000	Morgan Stanley Capital Trust, Series 2017-ASHF-XCP	0.00%	(a)(b)(c)	11/15/2024	15
150,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	6.40%	(a)	04/15/2036	142,869
200,000	SG Commercial Mortgage Securities Trust, Series 2016-C5-B	3.93%		10/10/2048	170,068
2,261,147	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	1.88%	(b)(c)	10/10/2048	94,394
18,169,000	SLG Office Trust, Series 2021-OVA-X	0.26%	(a)(b)(c)	07/15/2041	288,814
5,378,000	UBS Commercial Mortgage Trust, Series 2017-C3-XB	0.43%	(b)(c)	08/15/2050	96,907
100,000	VMC Finance LLC, Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.90%, 1.90% Floor)	6.46%	(a)	02/18/2039	98,854
5,859,629	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.60%	(b)(c)	07/15/2058	64,989
3,566,964	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.93%	(b)(c)	12/15/2048	72,918
2,525,570	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-XA	0.94%	(b)(c)	01/15/2052	102,648

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
856,944	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.53%	(b)(c)	04/15/2054	72,862

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,912,980)				6,131,523

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.2%
299,178	AJAX Mortgage Loan Trust, Series 2021-C-A	2.12%	(a)(g)	01/25/2061	281,095
775,128	Chase Mortgage Finance Trust, Series 2006-A1-2A2	4.01%	(b)	09/25/2036	657,258
71,518	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2-1A2	4.01%	(b)	03/25/2036	66,051
523,248	COLT Mortgage Loan Trust, Series 2021-HX1-A1	1.11%	(a)(b)	10/25/2066	420,801
320,900	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	165,126
729,098	CSMC Trust, Series 2022-NQM1-A1	2.27%	(a)(b)	11/25/2066	630,445
359,592	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6-A6 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	5.23%		02/25/2037	301,896
155,679	Lehman Mortgage Trust, Series 2007-6-2A1 (1 Month LIBOR USD + 0.42%, 0.42% Floor)	5.27%		05/25/2037	126,429
807,190	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5-1A1	2.91%	(b)	10/25/2047	255,957
1,126,157	Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2-1A1 (1 Year CMT Rate + 2.40%, 2.40% Floor)	7.43%		08/25/2036	975,616
203,510	OBX Trust, Series 2020-EXP2-A3	2.50%	(a)(b)	05/25/2060	169,803
348,321	PRPM LLC, Series 2021-4-A1	1.87%	(a)(g)	04/25/2026	333,046
730,001	Residential Accredit Loans, Inc., Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		06/25/2037	500,555
500,000	Starwood Mortgage Residential Trust, Series 2020-2-M1E	3.00%	(a)	04/25/2060	468,567
382,707	Starwood Mortgage Residential Trust, Series 2021-5-A1	1.92%	(a)(b)	09/25/2066	313,285
260,208	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	(a)(b)	10/26/2048	250,172
496,504	Velocity Commercial Capital Loan Trust, Series 2021-2-M2	2.20%	(a)(b)	08/25/2051	402,052
359,580	VOLT LLC, Series 2021-NPL1-A1	1.89%	(a)(g)	02/27/2051	330,520

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $7,696,745)				6,648,674

US CORPORATE BONDS 7.0%
45,000	American Express Company	3.38%		05/03/2024	44,130

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
50,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	5.72%		03/04/2025	49,721
95,000	Amgen, Inc.	5.51%		03/02/2026	95,410
90,000	Athene Global Funding	5.47%	(a)(d)	05/24/2024	88,606
65,000	Bank of America Corporation (3 Month LIBOR USD + 0.97%)	3.46%		03/15/2025	63,657
45,000	Brighthouse Financial Global Funding	0.60%	(a)	06/28/2023	44,460
95,000	Broadcom, Inc.	3.15%		11/15/2025	90,943
90,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	86,829
105,000	Charles Schwab Corporation	5.84%	(d)	03/03/2027	100,149
65,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	5.99%		06/01/2024	64,981
25,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	23,371
55,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	52,748
95,000	Constellation Brands, Inc.	5.00%		02/02/2026	95,040
100,000	Dollar Tree, Inc.	4.00%		05/15/2025	98,192
100,000	Elevance Health, Inc.	3.50%		08/15/2024	98,004
95,000	Energy Transfer LP	5.88%		01/15/2024	94,988
95,000	Entergy Louisiana LLC	0.95%		10/01/2024	89,546
95,000	Expedia Group, Inc.	6.25%	(a)	05/01/2025	96,246
100,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	100,105
100,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	97,156
100,000	HCA, Inc.	5.00%		03/15/2024	99,439
100,000	Hyundai Capital America	1.00%	(a)	09/17/2024	93,786
95,000	John Deere Capital Corporation	4.75%		01/20/2028	97,052
90,000	JPMorgan Chase & Company	3.90%		07/15/2025	88,615
45,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	5.97%		04/26/2026	44,851
100,000	Magallanes, Inc.	3.79%	(a)	03/15/2025	96,895
100,000	Marriott International, Inc.	3.60%		04/15/2024	98,140
105,000	Microchip Technology, Inc.	0.97%		02/15/2024	100,828
100,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	5.11%		01/25/2024	99,720
95,000	Oracle Corporation	5.80%		11/10/2025	97,416
20,000	Pacific Gas and Electric Company	3.25%		02/16/2024	19,596
70,000	Pacific Gas and Electric Company	4.95%		06/08/2025	69,223
100,000	Parker-Hannifin Corporation	3.65%		06/15/2024	98,528
10,000	Penske Truck Leasing Company LP	3.45%	(a)	07/01/2024	9,739
95,000	Penske Truck Leasing Company LP	2.70%	(a)	11/01/2024	90,950
100,000	Public Service Enterprise Group, Inc. (Secured Overnight Financing Rate + 1.09%)	4.76%		01/26/2027	98,837
95,000	Raytheon Technologies Corporation	5.00%		02/27/2026	96,487
100,000	Republic Services, Inc.	2.50%		08/15/2024	96,905
90,000	Royalty Pharma PLC	0.75%		09/02/2023	87,770
10,000	Royalty Pharma PLC	1.75%		09/02/2027	8,672
90,000	Southern California Edison Company	5.69%	(d)	04/01/2024	89,442
100,000	Triton Container International Ltd.	0.80%	(a)	08/01/2023	97,725
90,000	Truist Financial Corporation (Secured Overnight Financing Rate + 1.46%)	4.26%		07/28/2026	86,840

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	107

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
95,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	5.96%		05/15/2025	95,223
100,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	99,364
100,000	Welltower, Inc.	3.63%		03/15/2024	97,907
105,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	99,286

	Total US Corporate Bonds (Cost $3,922,118)				3,833,518

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.1%
48,579	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	6.48%	(a)	01/25/2051	45,686
1,219,834	Federal National Mortgage Association Pass-Thru, Pool FM7846	2.00%		07/01/2036	1,102,348

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,300,518)				1,148,034

US GOVERNMENT AND AGENCY OBLIGATIONS 16.0%
320,000	United States Treasury Notes	4.38%		10/31/2024	320,431
630,000	United States Treasury Notes	4.50%		11/30/2024	632,584
640,000	United States Treasury Notes	4.25%		12/31/2024	640,663
960,000	United States Treasury Notes	4.13%		01/31/2025	959,850
1,190,000	United States Treasury Notes	4.63%		02/28/2025	1,201,668
890,000	United States Treasury Notes	3.88%		03/31/2025	886,871
2,000,000	United States Treasury Notes	3.13%		08/15/2025	1,963,008
540,000	United States Treasury Notes	4.50%	(e)	11/15/2025	548,068
580,000	United States Treasury Notes	3.88%		01/15/2026	580,249
550,000	United States Treasury Notes	4.00%		02/15/2026	552,342
470,000	United States Treasury Notes	4.63%		03/15/2026	480,740

	Total US Government and Agency Obligations (Cost $8,729,958)				8,766,474

AFFILIATED MUTUAL FUNDS 7.2%
438,280	DoubleLine Floating Rate Fund (Class I)				3,931,367

	Total Affiliated Mutual Funds (Cost $4,187,980)				3,931,367

SHORT TERM INVESTMENTS 16.8%
799,593	First American Government Obligations Fund—Class U	4.66%	(f)		799,593
799,593	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(f)		799,593
799,593	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(f)		799,593

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,750,000	United States Treasury Bills	0.00%		07/25/2023	1,724,368
4,000,000	United States Treasury Bills	0.00%	(e)	10/05/2023	3,905,625
420,000	United States Treasury Bills	0.00%		01/25/2024	404,733
750,000	United States Treasury Bills	0.00%		02/22/2024	719,988

	Total Short Term Investments (Cost $9,162,706)				9,153,493

	Total Investments 98.3% (Cost $57,500,396)				53,668,194
	Other Assets in Excess of Liabilities 1.7%				931,584

	NET ASSETS 100.0%				$54,599,778

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	16.8%
US Government and Agency Obligations	16.0%
Collateralized Loan Obligations	16.0%
Non-Agency Residential Collateralized Mortgage Obligations	12.2%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
Affiliated Mutual Funds	7.2%
US Corporate Bonds	7.0%
Foreign Corporate Bonds	5.3%
Asset Backed Obligations	4.1%
US Government and Agency Mortgage Backed Obligations	2.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Other Assets and Liabilities	1.7%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Short Term Investments	16.8%
US Government and Agency Obligations	16.0%
Collateralized Loan Obligations	16.0%
Non-Agency Residential Collateralized Mortgage Obligations	12.2%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
Affiliated Mutual Funds	7.2%
Asset Backed Obligations	4.1%
Banking	3.7%
US Government and Agency Mortgage Backed Obligations	2.1%
Utilities	1.1%
Transportation	1.0%
Telecommunications	0.7%
Healthcare	0.6%
Mining	0.5%
Technology	0.5%
Chemical Products	0.4%
Automotive	0.4%
Finance	0.4%
Pharmaceuticals	0.3%
Chemicals/Plastics	0.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.3%
Insurance	0.2%
Diversified Manufacturing	0.2%
Retailers (other than Food/Drug)	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Real Estate	0.2%
Construction	0.2%
Environmental Control	0.2%
Media	0.2%
Aerospace & Defense	0.2%
Commercial Services	0.2%
Food Products	0.2%
Energy	0.2%
Other Assets and Liabilities	1.7%

100.0%

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Interest only security

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	All or a portion of this security has been pledged as collateral.

(f)	Seven-day yield as of period end

(g)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount		Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	04/17/2024	14,000,000	EUR	$722,641	$—	$722,641
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	09/07/2023	15,400,000	EUR	713,211	—	713,211
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	BNP Paribas	Long	0.20%	Termination	12/13/2023	15,000,000	EUR	585,486	—	585,486
Shiller Barclays CAPE® Europe Sector Net ER NoC Index(1)	Barclays Capital, Inc.	Long	0.20%	Termination	04/12/2023	3,900,000	EUR	182,098	—	182,098

								$2,203,436	$—	$2,203,436

(1)

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2023, is available on the Barclays Capital, Inc. website at https://indices.cib.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

EUR	Euro

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Delivered	Value	Currency to be Received	Value	Unrealized Appreciation (Depreciation)
06/07/2023	Barclays Capital, Inc.	16,169,509 USD	$16,169,509	15,200,000 EUR	$16,549,472	$379,964
06/07/2023	JP Morgan Securities LLC	15,071,822 USD	15,071,822	13,800,000 EUR	15,025,178	(46,644)
06/07/2023	JP Morgan Securities LLC	4,700,000 EUR	5,117,271	4,957,758 USD	4,957,758	(159,513)
06/07/2023	Barclays Capital, Inc.	5,600,000 EUR	6,097,174	5,865,318 USD	5,865,318	(231,856)
06/07/2023	Goldman Sachs	51,439,479 USD	51,439,479	47,000,000 EUR	51,172,708	(266,771)
06/07/2023	Goldman Sachs	17,400,000 EUR	18,944,790	17,658,411 USD	17,658,411	(1,286,379)

						$(1,611,199)

EUR	Euro

USD	US Dollar

Affiliated Mutual Funds

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended March 31, 2023 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2023	Change in Unrealized for the Period Ended March 31, 2023	Value at March 31, 2023	Shares Held at March 31, 2023	Dividend Income Earned for the Period Ended March 31, 2023
DoubleLine Floating Rate Fund (Class I)	$8,152,161	$—	$(3,900,000)	$(240,792)	$(80,003)	$3,931,367	438,280	$292,440

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	109

Schedule of Investments DoubleLine Real Estate and Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 20.9%
1,000,000	Jamestown Ltd., Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	6.06%	(d)	07/25/2034	978,504
500,000	Ocean Trails, Series 2020-10A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01%	(d)	10/15/2034	487,943
500,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01%	(d)	07/15/2034	487,560

	Total Collateralized Loan Obligations (Cost $1,990,000)				1,954,007

FOREIGN CORPORATE BONDS 4.5%
15,000	Avolon Holdings Funding Ltd.	5.13%	(d)	10/01/2023	14,866
60,000	Bank of Montreal	5.52%	(a)	03/08/2024	59,871
70,000	Bank of Nova Scotia	4.75%		02/02/2026	69,733
75,000	Canadian Pacific Railway Company	1.35%		12/02/2024	70,694
65,000	Glencore Funding LLC	4.13%	(d)	05/30/2023	64,769
10,000	Glencore Funding LLC	4.13%	(d)	03/12/2024	9,896
70,000	Royal Bank of Canada	3.38%		04/14/2025	67,959
65,000	Toronto-Dominion Bank	0.70%		09/10/2024	61,145

	Total Foreign Corporate Bonds (Cost $429,804)				418,933

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 22.8%
100,000	ACREC Trust, Series 2023-FL2-A (Secured Overnight Financing Rate 1 Month + 2.23%, 2.23% Floor)	6.92%	(d)	02/19/2038	99,403
100,000	BDS Ltd., Series 2021-FL10-A (1 Month LIBOR USD + 1.35%, 1.35% Floor)	6.11%	(d)	12/16/2036	98,717
100,000	BRSP Ltd., Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.91%	(d)	08/19/2038	96,894
59,635	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	6.66%	(d)	09/15/2037	58,484
277,000	CLNC Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	7.71%	(d)	08/20/2035	264,253
100,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-B	4.33%	(b)	07/10/2048	94,499
100,000	FS Rialto, Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	5.95%	(d)	05/16/2038	97,721
500,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3-D	5.53%	(b)(d)	02/15/2046	352,087
279,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-MINN-E (1 Month LIBOR USD + 2.75%, 3.50% Floor)	7.43%	(d)	11/15/2035	239,777
71,009	KKR Industrial Portfolio Trust, Series 2021-KDIP-A (Secured Overnight Financing Rate 1 Month + 0.66%, 0.66% Floor)	5.49%	(d)	12/15/2037	68,897

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	KREF Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	6.36%	(d)	02/15/2039	93,340
100,000	LoanCore Issuer Ltd., Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98%	(d)	07/15/2036	97,995
100,000	LoanCore Issuer Ltd., Series 2021-CRE6-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98%	(d)	11/15/2038	97,797
100,000	MF1 Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.35%, 1.35% Floor)	5.91%	(d)	02/19/2037	97,661
95,309	SMR Mortgage Trust, Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	6.48%	(d)	02/15/2039	91,357
100,000	VMC Finance LLC, Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.90%, 1.90% Floor)	6.46%	(d)	02/18/2039	98,854
100,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-C	4.59%		01/15/2060	87,586

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $2,389,004)				2,135,322

US CORPORATE BONDS 29.6%
35,000	American Express Company	3.38%		05/03/2024	34,323
35,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	5.72%		03/04/2025	34,805
70,000	Amgen, Inc.	5.51%		03/02/2026	70,302
70,000	Athene Global Funding	5.47%	(a)(d)	05/24/2024	68,916
45,000	Bank of America Corporation (3 Month LIBOR USD + 0.97%)	3.46%		03/15/2025	44,070
30,000	Brighthouse Financial Global Funding	0.60%	(d)	06/28/2023	29,640
60,000	Broadcom, Inc.	3.15%		11/15/2025	57,438
15,000	Broadcom, Inc.	3.88%		01/15/2027	14,509
70,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	67,534
70,000	Charles Schwab Corporation	5.84%	(a)	03/03/2027	66,766
50,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	5.99%		06/01/2024	49,986
20,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	18,697
40,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	38,362
70,000	Constellation Brands, Inc.	5.00%		02/02/2026	70,029
70,000	Dollar Tree, Inc.	4.00%		05/15/2025	68,735
70,000	Elevance Health, Inc.	3.50%		08/15/2024	68,603
45,000	Energy Transfer LP	5.88%		01/15/2024	44,994
20,000	Energy Transfer LP	4.50%		04/15/2024	19,766
5,000	Energy Transfer LP	4.05%		03/15/2025	4,906
65,000	Entergy Louisiana LLC	0.95%		10/01/2024	61,268
70,000	Expedia Group, Inc.	6.25%	(d)	05/01/2025	70,918
70,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	70,074
70,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	68,009
70,000	HCA, Inc.	5.00%		03/15/2024	69,607

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $/SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
75,000	Hyundai Capital America	1.00%	(d)	09/17/2024	70,339
70,000	John Deere Capital Corporation	4.75%		01/20/2028	71,512
70,000	JPMorgan Chase & Company	3.90%		07/15/2025	68,923
35,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	5.97%		04/26/2026	34,884
70,000	Magallanes, Inc.	3.79%	(d)	03/15/2025	67,826
70,000	Marriott International, Inc.	3.60%		04/15/2024	68,698
75,000	Microchip Technology, Inc.	0.97%		02/15/2024	72,020
65,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	5.11%		01/25/2024	64,818
65,000	Oracle Corporation	5.80%		11/10/2025	66,653
40,000	Pacific Gas and Electric Company	3.25%		02/16/2024	39,192
30,000	Pacific Gas and Electric Company	4.95%		06/08/2025	29,667
70,000	Parker-Hannifin Corporation	3.65%		06/15/2024	68,970
75,000	Penske Truck Leasing Company LP	2.70%	(d)	11/01/2024	71,802
70,000	Public Service Enterprise Group, Inc. (Secured Overnight Financing Rate + 1.09%)	4.76%		01/26/2027	69,186
70,000	Raytheon Technologies Corporation	5.00%		02/27/2026	71,095
75,000	Republic Services, Inc.	2.50%		08/15/2024	72,679
70,000	Royalty Pharma PLC	0.75%		09/02/2023	68,265
65,000	Southern California Edison Company	5.69%	(a)	04/01/2024	64,597
75,000	Triton Container International Ltd.	0.80%	(d)	08/01/2023	73,294
70,000	Truist Financial Corporation (Secured Overnight Financing Rate + 1.46%)	4.26%		07/28/2026	67,543
60,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	5.96%		05/15/2025	60,141
70,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	69,555
70,000	Welltower, Inc.	3.63%		03/15/2024	68,535
75,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	70,919

	Total US Corporate Bonds (Cost $2,836,994)				2,763,370

US GOVERNMENT AND AGENCY OBLIGATIONS 25.7%
800,000	United States Treasury Notes	3.13%	(e)	08/15/2025	785,203
1,650,000	United States Treasury Notes	3.25%	(e)	06/30/2027	1,621,963

	Total US Government and Agency Obligations (Cost $2,417,602)				2,407,166

SHORT TERM INVESTMENTS 14.8%
16,765	First American Government Obligations Fund—Class U	4.66%	(c)		16,765
16,765	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(c)		16,765

PRINCIPAL AMOUNT $/SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
16,765	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(c)		16,765
80,000	United States Treasury Bills	0.00%		07/25/2023	78,828
1,290,000	United States Treasury Bills	0.00%	(e)	10/05/2023	1,259,563

	Total Short Term Investments (Cost $1,389,437)				1,388,686

	Total Investments 118.3% (Cost $11,452,841)				11,067,484
	Liabilities in Excess of Other Assets (18.3)%				(1,714,156)

	NET ASSETS 100.0%				$9,353,328

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Corporate Bonds	29.6%
US Government and Agency Obligations	25.7%
Non-Agency Commercial Mortgage Backed Obligations	22.8%
Collateralized Loan Obligations	20.9%
Short Term Investments	14.8%
Foreign Corporate Bonds	4.5%
Other Assets and Liabilities	(18.3)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	25.7%
Non-Agency Commercial Mortgage Backed Obligations	22.8%
Collateralized Loan Obligations	20.9%
Short Term Investments	14.8%
Banking	10.6%
Transportation	2.3%
Technology	2.3%
Healthcare	2.2%
Utilities	2.1%
Automotive	1.5%
Pharmaceuticals	1.5%
Insurance	1.1%
Finance	0.9%
Mining	0.8%
Environmental Control	0.8%
Construction	0.8%
Aerospace & Defense	0.8%
Commercial Services	0.8%
Energy	0.8%
Food Products	0.7%
Diversified Manufacturing	0.7%
Retailers (other than Food/Drug)	0.7%
Hotels/Motels/Inns and Casinos	0.7%
Real Estate	0.7%
Media	0.7%
Telecommunications	0.6%
Other Assets and Liabilities	(18.3)%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	111

Schedule of Investments DoubleLine Real Estate and Income Fund (Cont.)

(a)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(b)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(c)	Seven-day yield as of period end

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(e)	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	05/04/2023	$200,000	$(1,577)	$—	$(1,577)
DigitalBridge Fundamental US Real Estate Index Excess Return(1)	Barclays Capital, Inc.	Long	0.45%	Termination	09/21/2023	11,000,000	(1,689,812)	—	(1,689,812)

							$(1,691,389)	$—	$(1,691,389)

(1)

The DigitalBridge Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of March 31, 2023, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/33/en/indices/details.app;ticker=BXIICCRE.

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	March 31, 2023

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 20.7%
BRAZIL 0.8%
550,000	BRL	Simpar Finance SARL	10.75%	(a)	02/12/2028	81,397

CHINA 6.5%
2,000,000	CNY	European Bank for Reconstruction & Development	2.75%		04/27/2032	301,878
2,210,000	CNY	International Bank for Reconstruction & Development	2.00%		02/18/2026	316,125

						618,003

COLOMBIA 1.4%
833,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	(a)	11/08/2027	138,311

MEXICO 7.6%
7,000,000	MXN	Corp Andina de Fomento	8.50%		03/08/2028	370,257
6,900,000	MXN	International Finance Corporation	7.50%		01/18/2028	363,628

						733,885

PERU 0.8%
325,000	PEN	Banco de Credito del Peru S.A.	4.65%	(a)	09/17/2024	81,362

POLAND 3.6%
1,840,000	PLN	European Investment Bank	3.00%		11/25/2029	348,032

		Total Foreign Corporate Bonds (Cost $2,148,667)				2,000,990

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 75.4%
BRAZIL 7.6%
2,000	BRL	Brazil Notas do Tesouro Nacional	10.00%		01/01/2029	355,709
1,000	BRL	Brazil Notas do Tesouro Nacional Serie F	10.00%		01/01/2027	185,309
1,000	BRL	Nota do Tesouro Nacional	10.00%		01/01/2025	191,427

						732,445

CHILE 2.1%
75,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	5.80%	(a)	06/01/2024	92,914
90,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%		03/01/2026	108,275

						201,189

COLOMBIA 1.4%
350,000,000	COP	Colombian TES	6.25%		11/26/2025	67,386
350,000,000	COP	Colombian TES	7.50%		08/26/2026	67,713

						135,099

CZECH REPUBLIC 4.6%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	440,892

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
HUNGARY 3.4%
128,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	325,460

INDONESIA 9.6%
4,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	296,632
2,365,000,000	IDR	Indonesia Treasury Bond	8.25%		05/15/2029	171,477
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	459,216

						927,325

ISRAEL 1.0%
360,000	ILS	Israel Government Bond	1.75%		08/31/2025	94,987

MALAYSIA 8.8%
1,700,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	384,643
1,300,000	MYR	Malaysia Government Bond	3.58%		07/15/2032	287,252
790,000	MYR	Malaysia Government Bond	3.83%		07/05/2034	174,971

						846,866

MEXICO 2.9%
21,000	MXN	Mexican Bonos	8.00%	(b)	09/05/2024	112,408
32,300	MXN	Mexican Bonos	7.75%	(b)	05/29/2031	168,293

						280,701

PERU 2.4%
1,030,000	PEN	Peru Government Bond	5.40%		08/12/2034	229,907

PHILIPPINES 3.3%
4,500,000	PHP	Philippine Government International Bond	6.88%		01/10/2029	86,415
13,000,000	PHP	Philippine Government International Bond	6.25%		01/14/2036	232,457

						318,872

POLAND 4.2%
700,000	PLN	Republic of Poland Government Bond	2.50%		04/25/2024	156,397
1,160,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	253,293

						409,690

ROMANIA 3.5%
830,000	RON	Romania Government Bond	3.70%		11/25/2024	173,743
720,000	RON	Romania Government Bond	8.00%		04/29/2030	163,040

						336,783

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	113

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund (Cont.)

PRINCIPAL AMOUNT / SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SINGAPORE 3.4%
332,000	SGD	Singapore Government Bond	2.00%		02/01/2024	246,583
115,000	SGD	Singapore Government Bond	2.88%		07/01/2029	86,069

						332,652

SOUTH AFRICA 9.8%
3,900,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	199,633
4,060,000	ZAR	Republic of South Africa Government Bond	8.25%		03/31/2032	199,066
6,470,000	ZAR	Republic of South Africa Government Bond	8.88%		02/28/2035	311,890
5,120,000	ZAR	Republic of South Africa Government Bond	8.50%		01/31/2037	231,601

						942,190

THAILAND 7.4%
7,170,000	THB	Thailand Government Bond	3.63%		06/16/2023	210,561
6,150,000	THB	Thailand Government Bond	3.85%		12/12/2025	189,250
3,150,000	THB	Thailand Government Bond	3.35%		06/17/2033	99,995
8,000,000	THB	Thailand Government Bond	1.59%		12/17/2035	208,873

						708,679

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,194,084)				7,263,737

SHORT TERM INVESTMENTS 2.4%
75,572		BlackRock Liquidity Funds FedFund—Institutional Shares	4.71%	(c)		75,572
75,576		Fidelity Institutional Money Market Government Portfolio—Class I	4.73%	(c)		75,576

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
75,574	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(c)		75,574

	Total Short Term Investments (Cost $226,722)				226,722

	Total Investments 98.5% (Cost $10,569,473)				9,491,449
	Other Assets in Excess of Liabilities 1.5%				140,117

	NET ASSETS 100.0%				$9,631,566

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	75.4%
Foreign Corporate Bonds	20.7%
Short Term Investments	2.4%
Other Assets and Liabilities	1.5%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	10.5%
South Africa	9.8%
Indonesia	9.6%
Malaysia	8.8%
Brazil	8.4%
Poland	7.8%
Thailand	7.4%
China	6.5%
Czech Republic	4.6%
Romania	3.5%
Singapore	3.4%
Hungary	3.4%
Philippines	3.3%
Peru	3.2%
Colombia	2.8%
United States	2.4%
Chile	2.1%
Israel	1.0%
Other Assets and Liabilities	1.5%

100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)	Principal amount is stated in 100 Mexican Peso Units.

(c)	Seven-day yield as of period end

BRL	Brazilian Real

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Income Fund	March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 9.6%
588,566	AASET Ltd., Series 2019-2-C	6.41%	(d)(g)	10/16/2039	137,805
661,532	Business Jet Securities LLC, Series 2021-1A-C	5.07%	(d)(g)	04/15/2036	618,014
9,500	Flagship Credit Auto Trust, Series 2018-4-R	0.00%	(d)(f)(g)	03/16/2026	465,108
1,335,528	GAIA Aviation Ltd., Series 2019-1-C	7.00%	(d)(g)(h)	12/15/2044	610,112
1,058,228	Pioneer Aircraft Finance Ltd., Series 2019-1-C	6.90%	(d)(g)	06/15/2044	392,898
10,000	SoFi Professional Loan Program Trust, Series 2021-B-R1	0.00%	(d)(f)(g)	02/15/2047	403,737
1,224,435	START Ireland, Series 2019-1-C	6.41%	(d)(g)	03/15/2044	419,518
1,225,758	Sunnova Helios Issuer LLC, Series 2019-AA-B	4.49%	(d)	06/20/2046	1,088,866
2,271,454	WAVE LLC, Series 2019-1-C	6.41%	(d)(g)	09/15/2044	1,031,971

	Total Asset Backed Obligations (Cost $9,377,303)				5,168,029

COLLATERALIZED LOAN OBLIGATIONS 22.6%
700,000	AIMCO Ltd., Series 2021-15A-E (3 Month LIBOR USD + 5.95%, 5.95% Floor)	10.74%	(d)	10/17/2034	655,552
1,250,000	Apidos, Series 2021-35A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	10.56%	(d)	04/20/2034	1,160,029
500,000	Barings Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	11.12%	(d)	04/25/2034	458,611
500,000	Canyon Capital Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.41%, 6.41% Floor)	11.20%	(d)	04/15/2034	420,890
500,000	Canyon Capital Ltd., Series 2021-3A-E (3 Month LIBOR USD + 6.20%, 6.20% Floor)	10.99%	(d)	07/15/2034	428,323
500,000	CIFC Funding Ltd., Series 2021-4A-E (3 Month LIBOR USD + 6.00%, 6.00% Floor)	10.79%	(d)	07/15/2033	449,631
1,000,000	Highbridge Loan Management Ltd., Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	7.54%	(d)	07/18/2031	921,893
1,000,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	8.69%	(d)	07/15/2029	889,875
500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	7.67%	(d)	07/25/2030	447,663
500,000	Octagon Investment Partners Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	11.29%	(d)	04/15/2034	451,910
500,000	Point Au Roche Park Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	10.91%	(d)	07/20/2034	451,847
1,000,000	RR Ltd., Series 2017-2A-DR (3 Month LIBOR USD + 5.80%, 5.80% Floor)	10.59%	(d)	04/15/2036	831,300

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	Sound Point Ltd., Series 2020-1A-ER (3 Month LIBOR USD + 6.86%, 6.86% Floor)	11.67%	(d)	07/20/2034	821,880
2,000,000	Trimaran CAVU LLC, Series 2019-2A-C (3 Month LIBOR USD + 4.72%, 4.72% Floor)	9.51%	(d)	11/26/2032	1,862,412
500,000	Venture Ltd., Series 2020-39A-D (3 Month LIBOR USD + 4.25%, 4.25% Floor)	9.04%	(d)	04/15/2033	461,867
1,500,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01%	(d)	07/15/2034	1,462,680

	Total Collateralized Loan Obligations (Cost $13,305,875)				12,176,363

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 19.7%
1,000,000	Alen Mortgage Trust, Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	9.68%	(d)	04/15/2034	653,490
800,000	Arbor Realty Commercial Real Estate, Series 2022-FL1-A (Secured Overnight Financing Rate 30 Day Average + 1.45%, 1.45% Floor)	6.01%	(d)	01/15/2037	787,223
13,409,430	BANK, Series 2019-BN19-XFG	1.03%	(a)(b)(d)	08/15/2061	620,370
1,250,000	BSREP Commercial Mortgage Trust, Series 2021-DC-G (1 Month LIBOR USD + 3.85%, 3.85% Floor)	8.54%	(d)	08/15/2038	988,144
1,275,000	BX Trust, Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	8.61%	(d)	06/15/2036	1,139,101
8,120,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XD	1.46%	(a)(b)(d)	03/15/2054	728,678
1,250,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	9.68%	(d)	11/15/2036	1,139,863
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45%	(a)(d)	05/05/2032	906,677
1,246,297	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	9.94%	(d)	11/15/2038	1,142,871

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	115

Schedule of Investments DoubleLine Income Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,191,363	SMR Mortgage Trust, Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	12.33%	(d)	02/15/2039	1,008,309
1,562,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-D	3.89%	(a)(d)	03/10/2046	987,901
48,314,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C37-XB	0.36%	(a)(b)	12/15/2049	522,550

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $13,081,133)				10,625,177

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 27.4%
1,250,000	Connecticut Avenue Securities Trust, Series 2021-R01-1M2 (Secured Overnight Financing Rate 30 Day Average + 1.55%)	6.11%	(d)	10/25/2041	1,215,063
1,300,000	Connecticut Avenue Securities Trust, Series 2022-R01-1M2 (Secured Overnight Financing Rate 30 Day Average + 1.90%)	6.46%	(d)	12/25/2041	1,246,116
1,250,000	Connecticut Avenue Securities Trust, Series 2023-R01-1M2 (Secured Overnight Financing Rate 30 Day Average + 3.75%)	8.32%	(d)	12/25/2042	1,261,660
1,372,000	CSMC Trust, Series 2021-NQM4-B2	4.18%	(a)(d)	05/25/2066	842,588
1,018,005	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5-M2 (Secured Overnight Financing Rate 30 Day Average + 1.65%)	6.21%	(d)	01/25/2034	999,541
1,750,000	FMC GMSR Issuer Trust, Series 2021-GT2-B	4.44%	(a)(d)	10/25/2026	1,348,969
1,400,000	LHOME Mortgage Trust, Series 2021-RTL1-M	4.46%	(a)(d)	02/25/2026	1,225,393
1,400,000	PRPM LLC, Series 2021-2-A2	3.77%	(a)(d)	03/25/2026	1,248,167
1,250,000	SG Residential Mortgage Trust, Series 2021-1-B2	4.30%	(a)(d)	07/25/2061	758,415
202,122	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61%	(a)(d)	03/25/2049	157,616
105,856	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70%	(a)(d)	03/25/2049	83,575
195,858	Velocity Commercial Capital Loan Trust, Series 2019-1-M6	6.79%	(a)(d)	03/25/2049	139,918

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,400,000	Verus Securitization Trust, Series 2020-5-B2	4.71%	(a)(d)	05/25/2065	1,126,502
1,500,000	Verus Securitization Trust, Series 2021-3-B2	3.96%	(a)(d)	06/25/2066	1,000,878
1,187,438	Verus Securitization Trust, Series 2023-1-A1	5.85%	(d)(h)	12/25/2067	1,178,794
1,100,000	VOLT LLC, Series 2021-NPL5-A2	4.83%	(d)(h)	03/27/2051	963,890

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $17,632,945)				14,797,085

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 7.6%
1,500,000	Federal Home Loan Mortgage Corporation REMICS, Series 2021-DNA6-B1 (Secured Overnight Financing Rate 30 Day Average + 3.40%)	7.96%	(d)	10/25/2041	1,409,807
1,370,127	Federal Home Loan Mortgage Corporation REMICS, Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30%	(b)(e)	07/25/2050	190,115
4,550,549	Federal Home Loan Mortgage Corporation REMICS, Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.00%	(b)(e)	06/25/2051	97,543
1,237,975	Federal National Mortgage Association REMICS, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30%	(b)(e)	08/25/2050	155,471
1,313,699	Federal National Mortgage Association REMICS, Series 2020-77-S (-1 x Secured Overnight Financing Rate 30 Day Average + 4.15%, 4.15% Cap)	0.00%	(b)(e)	11/25/2050	64,593
2,327,550	Federal National Mortgage Association REMICS, Series 2020-77-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 4.10%, 4.10% Cap)	0.00%	(b)(e)	11/25/2050	114,181
1,022,454	Federal National Mortgage Association, Series 2020-M10-X2	1.72%	(a)(b)	12/25/2030	82,814
1,986,803	Federal National Mortgage Association, Series 2020-M17-X1	1.36%	(a)(b)	01/25/2028	87,223
2,467,992	Government National Mortgage Association, Series 2020-138-IL	3.50%	(b)	09/20/2050	403,701

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,831,108	Government National Mortgage Association, Series 2020-142-SD (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54%	(b)(e)	09/20/2050	239,982
1,093,447	Government National Mortgage Association, Series 2020-189-SP (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54%	(b)(e)	12/20/2050	117,702
2,531,824	Government National Mortgage Association, Series 2020-196-DI	2.50%	(b)	12/20/2050	313,449
4,057,736	Government National Mortgage Association, Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	0.00%	(b)(e)	07/20/2051	51,758
2,478,058	Government National Mortgage Association, Series 2021-2-IO	0.87%	(a)(b)	06/16/2063	159,714
2,987,126	Government National Mortgage Association, Series 2021-46-ES (-1 x 1 Month LIBOR USD + 2.80%, 2.80% Cap)	0.00%	(b)(e)	03/20/2051	48,012
4,795,780	Government National Mortgage Association, Series 2021-59-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00%	(b)(e)	04/20/2051	96,095
3,424,460	Government National Mortgage Association, Series 2021-80-IO	0.90%	(a)(b)	12/16/2062	245,888
1,760,745	Government National Mortgage Association, Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54%	(b)(e)	06/20/2051	190,367

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,912,357)				4,068,415

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 5.0%
2,000,000	United States Treasury Notes	1.38%		10/31/2028	1,774,961
1,000,000	United States Treasury Notes	2.75%		08/15/2032	941,328

	Total US Government and Agency Obligations (Cost $2,803,338)				2,716,289

SHORT TERM INVESTMENTS 7.2%
1,299,670	First American Government Obligations Fund—Class U	4.66%	(c)		1,299,670
1,299,669	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(c)		1,299,669
1,299,670	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(c)		1,299,670

	Total Short Term Investments (Cost $3,899,009)				3,899,009

	Total Investments 99.1% (Cost $66,011,960)				53,450,367
	Other Assets in Excess of Liabilities 0.9%				475,214

	NET ASSETS 100.0%				$53,925,581

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	27.4%
Collateralized Loan Obligations	22.6%
Non-Agency Commercial Mortgage Backed Obligations	19.7%
Asset Backed Obligations	9.6%
US Government and Agency Mortgage Backed Obligations	7.6%
Short Term Investments	7.2%
US Government and Agency Obligations	5.0%
Other Assets and Liabilities	0.9%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Interest only security

(c)	Seven-day yield as of period end

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(e)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(f)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(g)	Value determined using significant unobservable inputs.

(h)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	117

Schedule of Investments DoubleLine Multi-Asset Trend Fund (Consolidated)	March 31, 2023

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 13.4%
60,000	United States Treasury Notes	4.38%		10/31/2024	60,081
130,000	United States Treasury Notes	4.50%		11/30/2024	130,533
140,000	United States Treasury Notes	4.25%		12/31/2024	140,145
200,000	United States Treasury Notes	4.13%	(b)	01/31/2025	199,969
240,000	United States Treasury Notes	4.63%	(b)	02/28/2025	242,353
180,000	United States Treasury Notes	3.88%		03/31/2025	179,367
145,000	United States Treasury Notes	3.13%		08/15/2025	142,318
100,000	United States Treasury Notes	4.25%	(b)	10/15/2025	100,793
110,000	United States Treasury Notes	4.50%	(b)	11/15/2025	111,644
120,000	United States Treasury Notes	3.88%	(b)	01/15/2026	120,052
120,000	United States Treasury Notes	4.00%	(b)	02/15/2026	120,511
140,000	United States Treasury Notes	0.75%	(b)(c)	11/15/2024	132,388
90,000	United States Treasury Notes	4.63%		03/15/2026	92,057

	Total US Government and Agency Obligations (Cost $1,768,975)				1,772,211

AFFILIATED MUTUAL FUNDS 74.0%
215,135	DoubleLine Floating Rate Fund (Class I)				1,929,758
176,467	Doubleline Income Fund (Class I)				1,328,797
689,286	DoubleLine Low Duration Bond Fund (Class R6)				6,520,642

	Total Affiliated Mutual Funds (Cost $10,303,410)				9,779,197

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 21.2%
533,475	First American Government Obligations Fund—Class U	4.66%	(a)(c)		533,475
533,475	JP Morgan U.S. Government Money Market Fund—Institutional Share Class	4.73%	(a)(c)		533,475
533,475	Morgan Stanley Institutional Liquidity Funds Government Portfolio—Institutional Share Class	4.74%	(a)(c)		533,475
1,000,000	United States Treasury Bills	0.00%	(b)(c)	10/5/2023	976,406
50,000	United States Treasury Bills	0.00%		01/25/2024	48,183
180,000	United States Treasury Bills	0.00%		02/22/2024	172,797

	Total Short Term Investments (Cost $2,800,339)				2,797,811

	Total Investments 108.6% (Cost $14,872,724)				14,349,219
	Liabilities in Excess of Other Assets (8.6)%				(1,135,724)

	NET ASSETS 100.0%				$13,213,495

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Affiliated Mutual Funds	74.0%
Short Term Investments	21.2%
US Government and Agency Obligations	13.4%
Other Assets and Liabilities	(8.6)%

100.0%

(a)	Seven-day yield as of period end

(b)	All or a portion of this security has been pledged as collateral.

(c)	All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Entry Fee(3)	Exit Fee(4)	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas Multi-Asset Trend Index ER USD ex-Commodity Sub-Basket(1)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/12/2023	$10,077,999	$(513,196)	$—	$(513,196)
BNP Paribas Multi-Asset Trend Index ER USD Commodity Sub-Basket(2)	BNP Paribas	Long	0.00%	0.05%	0.05%	Termination	04/12/2023	4,822,000	(916,029)	—	(916,029)

									$(1,429,225)	$—	$(1,429,225)

(1)

The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Ex-Commodity Sub-Basket Swap represents a swap on a basket of indices without commodities. Information on the sector constituents as of March 31, 2023, is available on the BNP Paribas website at https://marketing-indx.bnpparibas.com/multi-asset-trend/.

(2)

All or a portion of this security is owned by DoubleLine Multi-Asset Trend Ltd., which is a wholly-owned subsidiary of the DoubleLine Multi-Asset Trend Fund. The BNP Paribas Multi-Asset Trend Index aims to generate excess return by using a trend following strategy and to offer diversification in a multi-asset class universe. Commodity Sub-Basket Swap represents a swap on a basket of commodity indices. Information on the sector constituents as of March 31, 2023, is available on the BNP Paribas website at https://marketing-indx.bnpparibas.com/multi-asset-trend/.

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

(3)	Entry fee incurs when the Fund puts on new swap exposure. It is a trading cost and incorporated in the cost of the swap.

(4)	Exit fee incurs when the Fund terminates the swap exposure. It is incorporated into daily valuation of the swap.

A summary of the DoubleLine Multi-Asset Trend Fund’s investments in affiliated mutual funds for the period ended March 31, 2023 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2023	Change in Unrealized for the Period Ended March 31, 2023	Value at March 31, 2023	Shares Held at March 31, 2023	Dividend Income Earned for the Period Ended March 31, 2023
DoubleLine Low Duration Bond Fund (Class R6)	$—	$6,610,249	$—	$—	$(89,607)	$6,520,642	689,286	$196,635
DoubleLine Floating Rate Fund (Class I)	2,026,569	—	—	—	(96,811)	1,929,758	215,135	120,179
Doubleline Income Fund (Class I)	1,521,146	—	—	—	(192,349)	1,328,797	176,467	70,296
DoubleLine Low Duration Bond Fund (Class I)	6,665,392	—	(6,610,249)	(269,751)	214,608	—	—	9,413

	$10,213,107	$6,610,249	$(6,610,249)	$(269,751)	$(164,159)	$9,779,197	1,080,888	$396,523

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	119

Statements of Assets and Liabilities	March 31, 2023

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$32,622,837,395	$6,551,734,646	$505,595,135	$9,158,451	$5,622,226,696	$202,606,588
Investments in Affiliated Mutual Funds, at Value *	—	443,534,549	—	3,944,563	—	—
Short Term Investments *	962,815,179	261,134,136	7,732,150	5,669,928	508,099,288	3,969,008
Interest and Dividends Receivable	138,508,087	49,784,176	7,082,541	67,075	37,446,018	1,432,939
Deposit at Broker for Futures and Swaps	121,080,000	18,550,000	—	185,222	—	—
Receivable for Fund Shares Sold	69,292,649	10,319,664	900,781	6,638	7,285,239	104,684
Variation Margin Receivable	23,921,875	3,646,875	—	15,444	—	—
Receivable for Investments Sold	5,838,587	63,620,776	1,319,930	4,194	201,312,499	22,598,624
Prepaid Expenses and Other Assets	478,302	172,064	35,934	22,872	58,340	21,103
Cash	—	448,156	—	—	213,231	2,002,211
Restricted Cash	—	49,877	—	—	—	29,311
Net Unrealized Appreciation on Swaps	—	—	—	512,419	—	—
Due from Broker	—	—	—	—	—	—
Foreign Currency, at Value *	—	—	—	—	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	33,944,772,074	7,402,994,919	522,666,471	19,586,806	6,376,641,311	232,764,468

LIABILITIES
Payable for Fund Shares Redeemed	45,115,103	15,758,639	743,867	23,609	7,588,683	681,403
Payable for Investments Purchased	30,812,952	92,502,508	—	—	203,036,811	9,923,505
Distribution Payable	28,226,031	8,357,481	749,608	42,045	5,406,772	1,043,904
Investment Advisory Fees Payable	11,478,104	2,275,607	332,313	5,403	1,802,513	104,466
Sub-Transfer Agent Expenses Payable	2,595,788	355,002	70,910	1,193	270,994	12,258
Distribution Fees Payable	2,508,991	74,419	6,180	3,980	794,121	9,562
Administration, Fund Accounting and Custodian Fees Payable	2,198,501	674,851	41,443	10,523	482,957	99,302
Transfer Agent Expenses Payable	1,321,804	268,351	19,315	911	244,829	9,992
Trustees Fees Payable (See Note 8)	1,113,579	205,685	20,617	1,983	112,672	7,819
Accrued Expenses	638,106	94,838	23,807	12,180	32,619	7,818
Professional Fees Payable	463,325	216,802	75,656	55,038	133,780	55,403
Net Unrealized Depreciation on Unfunded Loan Commitments	—	2,277	—	—	—	1,372
Interest Expense Payable	—	—	8,594	—	1,263	1,059
Net Unrealized Depreciation on Swaps	—	—	—	—	—	—
Payable to Broker	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	126,472,284	120,786,460	2,092,310	156,865	219,908,014	11,957,863
Commitments and Contingencies (See Note 2)
Net Assets	$33,818,299,790	$7,282,208,459	$520,574,161	$19,429,941	$6,156,733,297	$220,806,605

NET ASSETS CONSIST OF:
Paid-in Capital	$43,984,244,659	$8,811,825,368	$764,747,494	$30,022,818	$6,669,825,059	$280,193,130
Total Distributable Earnings (Loss) (See Note 6)	(10,165,944,869)	(1,529,616,909)	(244,173,333)	(10,592,877)	(513,091,762)	(59,386,525)
Net Assets	$33,818,299,790	$7,282,208,459	$520,574,161	$19,429,941	$6,156,733,297	$220,806,605

*Identified Cost:
Investments in Unaffiliated Securities	$37,613,571,789	$7,327,137,391	$633,141,657	$11,639,942	$5,910,328,613	$212,129,045
Investments in Affiliated Mutual Funds	—	504,557,903	—	4,168,318	—	—
Short Term Investments	962,815,179	261,097,893	7,732,150	5,679,731	508,087,381	3,969,008
Foreign Currency (Due to Custodian)	—	—	—	—	—	—

Class I (unlimited shares authorized):
Net Assets	$27,489,783,671	$6,889,212,951	$492,902,984	$17,871,250	$5,256,309,963	$200,203,348
Shares Outstanding	3,063,099,145	732,429,996	58,290,309	2,128,505	555,904,041	22,313,569
Net Asset Value, Offering and Redemption Price per Share	$8.97	$9.41	$8.46	$8.40	$9.46	$8.97

Class N (unlimited shares authorized):
Net Assets	$5,109,737,233	$274,332,163	$27,671,177	$—	$846,388,816	$20,603,257
Shares Outstanding	569,618,009	29,193,267	3,269,891	—	89,579,819	2,290,787
Net Asset Value, Offering and Redemption Price per Share	$8.97	$9.40	$8.46	$—	$9.45	$8.99

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$1,558,691	$—	$—
Shares Outstanding	—	—	—	185,269	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$8.77	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$8.41	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$1,218,778,886	$118,663,345	$—	$—	$54,034,518	$—
Shares Outstanding	135,788,676	12,612,578	—	—	5,714,058	—
Net Asset Value, Offering and Redemption Price per Share	$8.98	$9.41	$—	$—	$9.46	$—

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2023

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$3,885,911,692	$813,171,032	$183,803,041	$44,897,568	$—	$137,308,212
Investments in Affiliated Mutual Funds, at Value *	—	—	—	—	—	—
Short Term Investments *	457,711,522	117,795,675	3,211,353	4,617,918	177,844,389	5,066,589
Interest and Dividends Receivable	28,636,196	7,766,682	1,984,719	159,827	59,941	1,270,760
Deposit at Broker for Futures and Swaps	1,373,575	—	—	846,695	—	—
Receivable for Fund Shares Sold	4,954,093	1,616,601	426,972	12,382	471,132	114
Variation Margin Receivable	—	—	—	163,421	—	—
Receivable for Investments Sold	140,917,738	9,544,437	279,810	—	—	—
Prepaid Expenses and Other Assets	11,987	35,025	52,120	17,445	30,135	20,742
Cash	99,911	147,382	—	—	—	—
Restricted Cash	12,161	12,293	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	—	—	—	—
Due from Broker	—	—	—	—	17	—
Foreign Currency, at Value *	—	—	—	—	—	1,256,104
Due from Advisor (See Note 3)	—	—	—	—	—	—
Total Assets	4,519,628,875	950,089,127	189,758,015	50,715,256	178,405,614	144,922,521

LIABILITIES
Payable for Fund Shares Redeemed	6,163,261	681,550	713,833	7,795	453,974	—
Payable for Investments Purchased	122,241,894	476,557	1,423,644	—	—	—
Distribution Payable	9,383,466	1,330,328	112,543	94,387	—	—
Investment Advisory Fees Payable	1,610,457	511,487	58,693	13,827	133,228	59,045
Sub-Transfer Agent Expenses Payable	354,414	30,234	19,198	2,483	14,226	2,497
Distribution Fees Payable	94,791	69,501	869	630	4,851	—
Administration, Fund Accounting and Custodian Fees Payable	519,098	178,430	21,089	5,897	9,765	48,822
Transfer Agent Expenses Payable	228,128	40,006	8,767	2,148	6,694	29,839
Trustees Fees Payable (See Note 8)	120,984	18,408	4,157	1,522	4,145	17,287
Accrued Expenses	199,574	35,494	2,924	2,832	11,502	25,203
Professional Fees Payable	189,991	67,635	31,429	31,626	25,681	43,466
Net Unrealized Depreciation on Unfunded Loan Commitments	456	561	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	69,105,032	—	—	—	2,371,000	—
Payable to Broker	—	—	—	—	13,040	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	210,211,546	3,440,191	2,397,146	163,147	3,048,106	226,159
Commitments and Contingencies (See Note 2)
Net Assets	$4,309,417,329	$946,648,936	$187,360,869	$50,552,109	$175,357,508	$144,696,362

NET ASSETS CONSIST OF:
Paid-in Capital	$5,643,572,993	$1,170,006,398	$211,398,148	$69,357,507	$177,703,082	$185,210,484
Total Distributable Earnings (Loss) (See Note 6)	(1,334,155,664)	(223,357,462)	(24,037,279)	(18,805,398)	(2,345,574)	(40,514,122)
Net Assets	$4,309,417,329	$946,648,936	$187,360,869	$50,552,109	$175,357,508	$144,696,362

*Identified Cost:
Investments in Unaffiliated Securities	$4,195,263,422	$955,077,689	$198,479,416	$49,725,299	$—	$147,106,213
Investments in Affiliated Mutual Funds	—	—	—	—	—	—
Short Term Investments	457,704,779	117,890,403	3,211,353	4,615,435	177,942,496	5,058,312
Foreign Currency (Due to Custodian)	—	—	—	—	—	1,242,926

Class I (unlimited shares authorized):
Net Assets	$3,988,447,761	$726,229,829	$182,023,475	$48,859,472	$158,614,847	$144,456,739
Shares Outstanding	314,931,499	86,220,469	20,119,385	6,833,670	21,036,534	17,080,860
Net Asset Value, Offering and Redemption Price per Share	$12.66	$8.42	$9.05	$7.15	$7.54	$8.46

Class N (unlimited shares authorized):
Net Assets	$312,866,971	$95,069,086	$5,337,394	$1,692,637	$16,742,661	$239,623
Shares Outstanding	24,726,291	11,294,315	588,944	237,257	2,252,236	28,508
Net Asset Value, Offering and Redemption Price per Share	$12.65	$8.42	$9.06	$7.13	$7.43	$8.41

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$8,102,597	$125,350,021	$—	$—	$—	$—
Shares Outstanding	639,450	14,876,801	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$12.67	$8.43	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	121

Statements of Assets and Liabilities (Cont.)

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

ASSETS
Investments in Unaffiliated Securities, at Value *	$345,450,941	$40,583,334	$9,678,798	$9,264,727	$49,551,358	$1,772,211
Investments in Affiliated Mutual Funds, at Value *	—	3,931,367	—	—	—	9,779,197
Short Term Investments *	247,280	9,153,493	1,388,686	226,722	3,899,009	2,797,811
Interest and Dividends Receivable	2,470,471	364,548	73,481	147,940	453,192	66,695
Deposit at Broker for Futures and Swaps	—	—	—	—	—	310,000
Receivable for Fund Shares Sold	15,494	106,187	3,367	73	239,589	5,241
Variation Margin Receivable	—	—	—	—	—	—
Receivable for Investments Sold	—	1,065,672	19,995	—	—	232,465
Prepaid Expenses and Other Assets	14,664	21,450	16,457	18,505	19,857	26,977
Cash	—	—	—	2,853	—	—
Restricted Cash	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	2,203,436	—	—	—	—
Net Unrealized Appreciation on Forward Currency Exchange Contracts	—	148,108	—	—	—	—
Due from Broker	—	—	—	—	—	—
Foreign Currency, at Value *	—	—	—	9,469	—	—
Due from Advisor (See Note 3)	—	—	3,127	3,266	—	7,720
Total Assets	348,198,850	57,577,595	11,183,911	9,673,555	54,163,005	14,998,317

LIABILITIES
Payable for Fund Shares Redeemed	110,310	55,514	962	853	98,764	774
Payable for Investments Purchased	—	1,051,155	—	—	17,642	248,116
Distribution Payable	980,727	9,498	2,563	3	23,935	399
Investment Advisory Fees Payable	147,016	9,973	—	—	13,813	—
Sub-Transfer Agent Expenses Payable	21,691	7,208	1,560	587	2,800	2,785
Distribution Fees Payable	—	2,061	1,316	98	1,250	245
Administration, Fund Accounting and Custodian Fees Payable	42,598	22,643	11,878	3,361	23,891	3,061
Transfer Agent Expenses Payable	14,523	1,914	403	326	3,061	548
Trustees Fees Payable (See Note 8)	8,469	981	2,088	406	922	—
Accrued Expenses	8,615	13,318	47,895	4,646	12,271	6,872
Professional Fees Payable	36,690	44,245	70,529	31,709	39,075	92,797
Net Unrealized Depreciation on Unfunded Loan Commitments	—	—	—	—	—	—
Interest Expense Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Swaps	—	—	1,691,389	—	—	1,429,225
Payable to Broker	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	1,759,307	—	—	—	—
Total Liabilities	1,370,639	2,977,817	1,830,583	41,989	237,424	1,784,822
Commitments and Contingencies (See Note 2)
Net Assets	$346,828,211	$54,599,778	$9,353,328	$9,631,566	$53,925,581	$13,213,495

NET ASSETS CONSIST OF:
Paid-in Capital	$403,541,113	$71,270,392	$11,990,878	$11,089,875	$78,382,044	$16,489,433
Total Distributable Earnings (Loss) (See Note 6)	(56,712,902)	(16,670,614)	(2,637,550)	(1,458,309)	(24,456,463)	(3,275,938)
Net Assets	$346,828,211	$54,599,778	$9,353,328	$9,631,566	$53,925,581	$13,213,495

*Identified Cost:
Investments in Unaffiliated Securities	$387,419,167	$44,149,710	$10,063,404	$10,342,751	$62,112,951	$1,768,975
Investments in Affiliated Mutual Funds	—	4,187,980	—	—	—	10,303,410
Short Term Investments	247,280	9,162,706	1,389,437	226,722	3,899,009	2,800,339
Foreign Currency (Due to Custodian)	—	—	—	9,456	—	—

Class I (unlimited shares authorized):
Net Assets	$346,227,165	$45,489,180	$8,443,370	$9,422,896	$50,731,879	$12,848,783
Shares Outstanding	38,271,897	3,789,020	821,841	1,102,616	6,736,597	1,609,167
Net Asset Value, Offering and Redemption Price per Share	$9.05	$12.01	$10.27	$8.55	$7.53	$7.98

Class N (unlimited shares authorized):
Net Assets	$601,046	$9,110,598	$909,958	$208,670	$3,193,702	$364,712
Shares Outstanding	66,369	758,824	88,325	24,459	423,326	45,663
Net Asset Value, Offering and Redemption Price per Share	$9.06	$12.01	$10.30	$8.53	$7.54	$7.99

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	For the Year Ended March 31, 2023

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,376,716,428	$330,460,240	$33,719,447	$676,151	$222,722,546	$19,480,928
Dividends from Unaffiliated Securities	29	7	1	195,403	3	1
Dividends from Affiliated Mutual Funds	—	11,372,033	—	175,934	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	1,376,716,457	341,832,280	33,719,448	1,047,488	222,722,549	19,480,929

Expenses:
Investment Advisory Fees	145,616,257	32,612,440	4,430,693	222,297	22,876,826	1,508,149
Distribution Fees - Class N	12,337,168	902,711	74,291	4,534	2,282,255	84,922
Distribution Fees - Class A	—	—	—	—	—	—
Transfer Agent Expenses	3,292,526	714,009	44,831	1,583	610,677	28,066
Sub-Transfer Agent Expenses - Class I	16,888,343	2,111,259	430,356	12,014	1,802,435	72,944
Sub-Transfer Agent Expenses - Class N	2,790,198	98,273	22,803	—	295,283	8,925
Sub-Transfer Agent Expenses - Class A	—	—	—	1,010	—	—
Administration, Fund Accounting and Custodian Fees	5,482,974	1,556,053	109,233	25,410	1,179,810	192,244
Professional Fees	1,246,193	417,621	152,335	94,617	315,414	77,960
Shareholder Reporting Expenses	1,127,969	140,143	33,627	13,525	137,840	16,730
Registration Fees	717,871	358,403	56,461	33,551	207,805	63,535
Insurance Expenses	683,178	164,238	14,435	1,390	118,217	8,183
Miscellaneous Expenses	182,139	62,612	5,704	7,854	64,753	2,915
Trustees Fees	132,834	33,050	2,205	1,259	25,324	1,026
Interest Expense	—	—	37,903	—	—	64,443
Total Expenses	190,497,650	39,170,812	5,414,877	419,044	29,916,639	2,130,042
Less: Investment Advisory Fees (Waived)	—	(2,378,301)	—	(19,683)	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	(145,752)	—	—
Net Expenses	190,497,650	36,792,511	5,414,877	253,609	29,916,639	2,130,042

Net Investment Income (Loss)	1,186,218,807	305,039,769	28,304,571	793,879	192,805,910	17,350,887

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(1,450,734,903)	(540,176,564)	(70,584,951)	(496,704)	(125,179,940)	(10,471,815)

Investments in Affiliated Mutual Funds	—	(21,212,342)	—	(442,743)	—	—

Foreign Currency	—	—	—	876	—	—

Forwards	—	—	—	—	—	—

Futures	(43,070,191)	(350,127)	—	(378,163)	—	—

Swaps	—	—	—	(1,203,627)	—	—

Capital Gain Distributions from Investment Companies	167	1,057,043	4	1	17	7

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(2,059,256,545)	(288,135,824)	(21,120,187)	(1,357,729)	(34,722,699)	(6,858,962)

Investments in Affiliated Mutual Funds	—	(23,507,171)	—	70,408	—	—

Short Term Investments	513	36,392	—	(3,748)	4,230	—

Unfunded Loan Commitments	—	3,483	—	—	—	5,426

Foreign Currency	—	—	—	617	—	—

Forwards	—	—	—	—	—	—

Futures	121,079,802	18,586,666	—	(655,652)	—	—

Swaps	—	—	—	638,268	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(3,431,981,157)	(853,698,444)	(91,705,134)	(3,828,196)	(159,898,392)	(17,325,344)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,245,762,350)	$(548,658,675)	$(63,400,563)	$(3,034,317)	$32,907,518	$25,543

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	123

Statements of Operations (Cont.)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$232,530,359	$56,453,360	$8,429,366	$899,068	$3,584,688	$2,462,348
Dividends from Unaffiliated Securities	10	3	1	—	—	—
Dividends from Affiliated Mutual Funds	—	—	—	—	—	—
Non-Cash Interest	—	—	—	792,830	—	—
Total Investment Income	232,530,369	56,453,363	8,429,367	1,691,898	3,584,688	2,462,348

Expenses:
Investment Advisory Fees	25,926,804	6,494,231	1,238,971	170,593	1,936,686	644,440
Distribution Fees - Class N	1,007,005	268,378	46,060	4,782	50,591	759
Distribution Fees - Class A	—	—	—	—	—	—
Transfer Agent Expenses	557,637	97,087	23,698	4,335	19,882	27,980
Sub-Transfer Agent Expenses - Class I	2,671,250	342,214	200,640	3,852	103,120	227
Sub-Transfer Agent Expenses - Class N	201,764	45,519	15,827	132	10,712	1
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	1,235,868	453,318	65,920	15,723	28,766	69,190
Professional Fees	526,716	111,724	38,534	45,418	51,016	53,462
Shareholder Reporting Expenses	337,222	57,222	30,152	2,833	—	—
Registration Fees	139,559	79,643	46,217	35,193	35,809	40,781
Insurance Expenses	131,201	21,669	6,117	2,083	5,640	6,346
Miscellaneous Expenses	76,569	17,926	—	6,468	5,887	6,078
Trustees Fees	50,830	1,509	887	48	273	1,634
Interest Expense	3,044	—	32,242	1,042	—	—
Total Expenses	32,865,469	7,990,440	1,745,265	292,502	2,248,382	850,898
Less: Investment Advisory Fees (Waived)	—	—	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(234,164)	(44,196)	—	(10,628)
Net Expenses	32,865,469	7,990,440	1,511,101	248,306	2,248,382	840,270

Net Investment Income (Loss)	199,664,900	48,462,923	6,918,266	1,443,592	1,336,306	1,622,078

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(226,258,536)	(29,811,171)	(9,229,841)	(3,507,532)	(669,502)	(19,514,717)

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	—	—	—	—	(321,474)

Forwards	—	—	—	—	—	(390,775)

Futures	—	—	—	(4,213,803)	—	—

Swaps	(696,781,675)	—	—	—	(12,001,105)	—

Capital Gain Distributions from Investment Companies	61	18	4	—	3	2

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(54,926,540)	(66,299,964)	(1,099,992)	(4,123,756)	—	5,844,128

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Short Term Investments	(5,813)	(43,010)	—	2,798	654,988	8,277

Unfunded Loan Commitments	(456)	2,291	—	—	—	—

Foreign Currency	—	—	—	—	—	161,353

Forwards	—	—	—	—	—	43,848

Futures	—	—	—	564,162	—	—

Swaps	(317,959,148)	—	—	—	(18,086,969)	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	36,675
Net Realized and Unrealized Gain (Loss) on Investments	(1,295,932,107)	(96,151,836)	(10,329,829)	(11,278,131)	(30,102,585)	(14,132,683)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,096,267,207)	$(47,688,913)	$(3,411,563)	$(9,834,539)	$(28,766,279)	$(12,510,605)

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Year Ended March 31, 2023

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

INVESTMENT INCOME
Income:
Interest	$15,151,663	$2,603,284	$433,164	$454,002	$3,979,980	$136,302
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Dividends from Affiliated Mutual Funds	—	292,440	—	—	—	396,523
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	15,151,663	2,895,724	433,164	454,002	3,979,980	532,825

Expenses:
Investment Advisory Fees	2,109,075	301,695	52,234	66,639	352,029	74,064
Distribution Fees - Class N	1,837	16,877	3,884	365	24,046	1,384
Distribution Fees - Class A	—	—	—	—	—	—
Transfer Agent Expenses	37,939	6,213	925	582	6,967	1,185
Sub-Transfer Agent Expenses - Class I	29,226	39,250	1,782	—	38,601	—
Sub-Transfer Agent Expenses - Class N	53	4,568	289	—	5,900	—
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	103,835	78,531	23,945	12,863	60,188	2,347
Professional Fees	55,916	65,157	80,193	37,912	55,444	169,519
Shareholder Reporting Expenses	3,411	9,434	40,854	2,375	—	65
Registration Fees	37,047	42,378	35,058	38,337	53,452	50,039
Insurance Expenses	10,605	3,236	897	673	3,286	796
Miscellaneous Expenses	9,652	8,302	5,101	57,745	7,147	19,971
Trustees Fees	1,512	114	228	135	458	104
Interest Expense	1,546	4,051	—	—	3,027	—
Total Expenses	2,401,654	579,806	245,390	217,626	610,545	319,474
Less: Investment Advisory Fees (Waived)	—	(25,888)	—	—	—	(39,606)
Less: Other Fees (Reimbursed)/Recouped	—	(170,757)	(166,141)	(137,372)	(129,356)	(221,908)
Net Expenses	2,401,654	383,161	79,249	80,254	481,189	57,960

Net Investment Income (Loss)	12,750,009	2,512,563	353,915	373,748	3,498,791	474,865

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(14,491,622)	(2,714,587)	(489,017)	(212,816)	(8,161,599)	(124,722)

Investments in Affiliated Mutual Funds	—	(240,792)	—	—	—	(269,751)

Foreign Currency	—	7,954	—	(845)	—	—

Forwards	—	(11,883,109)	—	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	537,084	53,267	—	—	(202,845)

Capital Gain Distributions from Investment Companies	6	2	1	—	1	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	(17,544,166)	(564,053)	147,140	(316,946)	(2,250,669)	33,741

Investments in Affiliated Mutual Funds	—	(80,003)	—	—	—	(164,159)

Short Term Investments	—	(9,361)	(751)	—	—	(496)

Unfunded Loan Commitments	—	—	—	—	—	—

Foreign Currency	—	—	—	116	—	—

Forwards	—	6,801,680	—	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	(1,270,710)	(3,400,710)	—	—	(1,424,324)

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	1,244	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(32,035,782)	(9,415,895)	(3,690,070)	(529,247)	(10,412,267)	(2,152,556)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,285,773)	$(6,903,332)	$(3,336,155)	$(155,499)	$(6,913,476)	$(1,677,691)

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	125

Statements of Changes in Net Assets

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$1,186,218,807	$1,328,547,406	$305,039,769	$290,897,598
Net Realized Gain (Loss) on Investments	(1,493,804,927)	(377,079,483)	(560,681,990)	(41,050,529)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,938,176,230)	(2,357,601,640)	(293,016,454)	(593,430,190)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,245,762,350)	(1,406,133,717)	(548,658,675)	(343,583,121)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(1,133,672,670)	(1,304,248,878)	(310,579,203)	(339,097,107)
Class N	(176,439,753)	(148,054,826)	(13,631,858)	(14,302,746)
Class R6	(48,939,575)	(52,696,082)	(4,129,937)	(3,260,320)

Total Distributions to Shareholders	(1,359,051,998)	(1,504,999,786)	(328,340,998)	(356,660,173)

NET SHARE TRANSACTIONS
Class I	(6,854,848,412)	(3,028,340,095)	(2,128,401,225)	(264,472,997)
Class N	556,592,256	50,217,226	(126,447,238)	(72,164,125)
Class R6	(361,855,711)	(247,835,129)	34,352,610	(4,878,422)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(6,660,111,867)	(3,225,957,998)	(2,220,495,853)	(341,515,544)

Total Increase (Decrease) in Net Assets	$(10,264,926,215)	$(6,137,091,501)	$(3,097,495,526)	$(1,041,758,838)

NET ASSETS
Beginning of Period	$44,083,226,005	$50,220,317,506	$10,379,703,985	$11,421,462,823
End of Period	$33,818,299,790	$44,083,226,005	$7,282,208,459	$10,379,703,985

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$28,304,571	$32,026,910	$793,879	$729,446
Net Realized Gain (Loss) on Investments	(70,584,947)	8,857,265	(2,520,360)	1,695,850
Net Change in Unrealized Appreciation (Depreciation) on Investments	(21,120,187)	(78,818,040)	(1,307,836)	(1,748,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	(63,400,563)	(37,933,865)	(3,034,317)	676,626

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(28,239,825)	(30,244,533)	(701,825)	(810,397)
Class N	(1,431,212)	(1,537,287)	—	—
Class A	—	—	(49,417)	(76,102)

Total Distributions to Shareholders	(29,671,037)	(31,781,820)	(751,242)	(886,499)

NET SHARE TRANSACTIONS
Class I	(139,814,008)	(12,661,334)	(5,702,055)	664,045
Class N	(6,328,453)	(2,685,524)	—	—
Class A	—	—	(924,209)	1,338,028
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(146,142,461)	(15,346,858)	(6,626,264)	2,002,073

Total Increase (Decrease) in Net Assets	$(239,214,061)	$(85,062,543)	$(10,411,823)	$1,792,200

NET ASSETS
Beginning of Period	$759,788,222	$844,850,765	$29,841,764	$28,049,564
End of Period	$520,574,161	$759,788,222	$19,429,941	$29,841,764

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	127

Statements of Changes in Net Assets (Cont.)

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$192,805,910	$111,529,427	$17,350,887	$11,315,408
Net Realized Gain (Loss) on Investments	(125,179,923)	(10,821,857)	(10,471,808)	116,926
Net Change in Unrealized Appreciation (Depreciation) on Investments	(34,718,469)	(210,371,764)	(6,853,536)	(4,193,868)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,907,518	(109,664,194)	25,543	7,238,466

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(170,179,376)	(101,092,204)	(15,628,546)	(10,558,023)
Class N	(25,550,460)	(15,762,508)	(1,768,371)	(729,492)
Class R6	(1,755,927)	(486,852)	—	—

Total Distributions to Shareholders	(197,485,763)	(117,341,564)	(17,396,917)	(11,287,515)

NET SHARE TRANSACTIONS
Class I	(827,959,245)	727,641,183	(118,075,555)	96,729,893
Class N	(174,619,414)	(117,436,573)	(22,626,454)	27,418,262
Class R6	13,776,622	33,847,560	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(988,802,037)	644,052,170	(140,702,009)	124,148,155

Total Increase (Decrease) in Net Assets	$(1,153,380,282)	$417,046,412	$(158,073,383)	$120,099,106

NET ASSETS
Beginning of Period	$7,310,113,579	$6,893,067,167	$378,879,988	$258,780,882
End of Period	$6,156,733,297	$7,310,113,579	$220,806,605	$378,879,988

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$199,664,900	$120,016,809	$48,462,923	$46,115,362
Net Realized Gain (Loss) on Investments	(923,040,150)	2,223,197,895	(29,811,153)	585,124
Net Change in Unrealized Appreciation (Depreciation) on Investments	(372,891,957)	(1,343,643,848)	(66,340,683)	(57,076,554)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,096,267,207)	999,570,856	(47,688,913)	(10,376,068)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(650,038,241)	(2,080,915,339)	(38,406,012)	(39,433,771)
Class N	(51,023,171)	(163,927,094)	(4,735,103)	(5,426,185)
Class R6	(1,612,841)	(3,867,477)	(6,781,634)	(2,800,698)

Total Distributions to Shareholders	(702,674,253)	(2,248,709,910)	(49,922,749)	(47,660,654)

NET SHARE TRANSACTIONS
Class I	(2,166,818,800)	817,717,271	(168,776,775)	(70,300,847)
Class N	(131,268,786)	(51,013,355)	(36,501,181)	(6,255,472)
Class R6	(3,700,587)	5,470,453	23,412,123	117,790,115
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,301,788,173)	772,174,369	(181,865,833)	41,233,796

Total Increase (Decrease) in Net Assets	$(4,100,729,633)	$(476,964,685)	$(279,477,495)	$(16,802,926)

NET ASSETS
Beginning of Period	$8,410,146,962	$8,887,111,647	$1,226,126,431	$1,242,929,357
End of Period	$4,309,417,329	$8,410,146,962	$946,648,936	$1,226,126,431

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	129

Statements of Changes in Net Assets (Cont.)

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$6,918,266	$4,249,919	$1,443,592	$2,173,721
Net Realized Gain (Loss) on Investments	(9,229,837)	446,221	(7,721,335)	(1,413,266)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,099,992)	(12,974,821)	(3,556,796)	(1,005,729)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,411,563)	(8,278,681)	(9,834,539)	(245,274)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(6,405,153)	(5,012,720)	(1,395,538)	(2,016,039)
Class N	(428,580)	(489,791)	(48,695)	(158,888)

Total Distributions to Shareholders	(6,833,733)	(5,502,511)	(1,444,233)	(2,174,927)

NET SHARE TRANSACTIONS
Class I	(47,129,892)	35,386,555	4,497,689	(13,558,803)
Class N	(16,377,784)	(2,084,966)	(2,928,587)	(6,260,392)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(63,507,676)	33,301,589	1,569,102	(19,819,195)

Total Increase (Decrease) in Net Assets	$(73,752,972)	$19,520,397	$(9,709,670)	$(22,239,396)

NET ASSETS
Beginning of Period	$261,113,841	$241,593,444	$60,261,779	$82,501,175
End of Period	$187,360,869	$261,113,841	$50,552,109	$60,261,779

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$1,336,306	$(2,067,054)	$1,622,078	$2,519,478
Net Realized Gain (Loss) on Investments	(12,670,604)	67,346,251	(20,226,964)	(22,191,732)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,431,981)	19,217,349	6,094,281	(21,787,440)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,766,279)	84,496,546	(12,510,605)	(41,459,694)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(59,541,258)	(22,938,226)	—	(7,721,041)
Class N	(5,999,114)	(2,492,332)	—	(4,977)
Distribution in Excess
Class I	—	—	—	(273,193)
Class N	—	—	—	(164)

Total Distributions to Shareholders	(65,540,372)	(25,430,558)	—	(7,999,375)

NET SHARE TRANSACTIONS
Class I	20,462,781	19,698,287	(119,629,668)	(461,092,866)
Class N	1,496,327	(2,829,419)	(137,882)	(352,967)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	21,959,108	16,868,868	(119,767,550)	(461,445,833)

Total Increase (Decrease) in Net Assets	$(72,347,543)	$75,934,856	$(132,278,155)	$(510,904,902)

NET ASSETS
Beginning of Period	$247,705,051	$171,770,195	$276,974,517	$787,879,419
End of Period	$175,357,508	$247,705,051	$144,696,362	$276,974,517

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	131

Statements of Changes in Net Assets (Cont.)

	DoubleLine Infrastructure Income Fund		DoubleLine Shiller Enhanced International CAPE®
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$12,750,009	$15,027,756	$2,512,563	$1,599,488
Net Realized Gain (Loss) on Investments	(14,491,616)	2,637,761	(14,293,448)	15,579,199
Net Change in Unrealized Appreciation (Depreciation) on Investments	(17,544,166)	(42,113,007)	4,877,553	(17,502,357)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,285,773)	(24,447,490)	(6,903,332)	(323,670)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(13,587,479)	(18,875,101)	(2,446,375)	(1,937,019)
Class N	(20,057)	(295,204)	(317,577)	(168,600)

Total Distributions to Shareholders	(13,607,536)	(19,170,305)	(2,763,952)	(2,105,619)

NET SHARE TRANSACTIONS
Class I	(142,837,231)	(2,220,651)	(38,995,905)	56,718,659
Class N	(1,124,509)	(7,172,055)	2,809,445	(129,739)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(143,961,740)	(9,392,706)	(36,186,460)	56,588,920

Total Increase (Decrease) in Net Assets	$(176,855,049)	$(53,010,501)	$(45,853,744)	$54,159,631

NET ASSETS
Beginning of Period	$523,683,260	$576,693,761	$100,453,522	$46,293,891
End of Period	$346,828,211	$523,683,260	$54,599,778	$100,453,522

132	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

	DoubleLine Real Estate and Income Fund		DoubleLine Emerging Markets Local Currency Bond Fund
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$353,915	$148,249	$373,748	$337,852
Net Realized Gain (Loss) on Investments	(435,749)	2,183,985	(213,661)	(505,559)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,254,321)	861,856	(315,586)	(210,639)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,336,155)	3,194,090	(155,499)	(378,346)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(309,725)	(708,174)	(182,403)	(111,300)
Class N	(43,320)	(111,112)	(2,547)	(1,098)

Total Distributions to Shareholders	(353,045)	(819,286)	(184,950)	(112,398)

NET SHARE TRANSACTIONS
Class I	(3,018,512)	(942,524)	524,065	118,544
Class N	(782,903)	248,739	83,359	36,436
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(3,801,415)	(693,785)	607,424	154,980

Total Increase (Decrease) in Net Assets	$(7,490,615)	$1,681,019	$266,975	$(335,764)

NET ASSETS
Beginning of Period	$16,843,943	$15,162,924	$9,364,591	$9,700,355
End of Period	$9,353,328	$16,843,943	$9,631,566	$9,364,591

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	133

Statements of Changes in Net Assets (Cont.)

	DoubleLine Income Fund		DoubleLine Multi-Asset Trend Fund (Consolidated)
	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2023	Year Ended March 31, 2022

OPERATIONS
Net Investment Income (Loss)	$3,498,791	$5,843,572	$474,865	$205,496
Net Realized Gain (Loss) on Investments	(8,161,598)	(1,183,472)	(597,318)	1,072,699
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,250,669)	(7,428,022)	(1,555,238)	(261,374)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,913,476)	(2,767,922)	(1,677,691)	1,016,821

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(2,942,942)	(5,720,043)	(2,306,129)	(241,907)
Class N	(416,205)	(354,194)	(89,716)	(2,986)
Distribution in Excess
Class I	—	(120,671)	—	—
Class N	—	(7,471)	—	—

Total Distributions to Shareholders	(3,359,147)	(6,202,379)	(2,395,845)	(244,893)

NET SHARE TRANSACTIONS
Class I	(30,180,303)	(38,572,939)	2,990,773	2,452,379
Class N	(8,191,153)	11,067,852	330,542	63,924
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(38,371,456)	(27,505,087)	3,321,315	2,516,303

Total Increase (Decrease) in Net Assets	$(48,644,079)	$(36,475,388)	$(752,221)	$3,288,231

NET ASSETS
Beginning of Period	$102,569,660	$139,045,048	$13,965,716	$10,677,485
End of Period	$53,925,581	$102,569,660	$13,213,495	$13,965,716

134	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Total Return Bond Fund - Class I:
3/31/2023		$9.82	0.30	(0.80)	(0.50)	(0.35)	—	(0.35)	$8.97	(5.08)%	$27,489,784	0.49%	0.49%	0.49%	3.28%
3/31/2022		$10.46	0.29	(0.60)	(0.31)	(0.33)	—	(0.33)	$9.82	(3.14)%	$37,399,379	0.48%	0.48%	0.48%	2.75%
3/31/2021		$10.46	0.31	0.04	0.35	(0.35)	—	(0.35)	$10.46	3.32%	$42,909,929	0.49%	0.49%	0.49%	2.95%
3/31/2020		$10.53	0.34	(0.03)	0.31	(0.38)	—	(0.38)	$10.46	2.97%	$44,623,760	0.49%	0.48%	0.48%	3.28%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)	$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%

DoubleLine Total Return Bond Fund - Class N:
3/31/2023		$9.82	0.28	(0.80)	(0.52)	(0.33)	—	(0.33)	$8.97	(5.32)%	$5,109,737	0.74%	0.74%	0.74%	3.08%
3/31/2022		$10.46	0.26	(0.60)	(0.34)	(0.30)	—	(0.30)	$9.82	(3.38)%	$4,972,381	0.73%	0.73%	0.73%	2.50%
3/31/2021		$10.46	0.29	0.03	0.32	(0.32)	—	(0.32)	$10.46	3.06%	$5,239,001	0.74%	0.74%	0.74%	2.70%
3/31/2020		$10.53	0.32	(0.03)	0.29	(0.36)	—	(0.36)	$10.46	2.71%	$6,552,760	0.73%	0.73%	0.73%	3.03%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)	$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%

DoubleLine Total Return Bond Fund - Class R6:
3/31/2023		$9.83	0.31	(0.81)	(0.50)	(0.35)	—	(0.35)	$8.98	(5.02)%	$1,218,779	0.44%	0.44%	0.44%	3.35%
3/31/2022		$10.46	0.29	(0.59)	(0.30)	(0.33)	—	(0.33)	$9.83	(2.99)%	$1,711,466	0.43%	0.43%	0.43%	2.81%
3/31/2021		$10.46	0.31	0.05	0.36	(0.36)	—	(0.36)	$10.46	3.38%	$2,071,388	0.44%	0.44%	0.44%	2.89%
3/31/2020	(b)	$10.66	0.24	(0.18)	0.06	(0.26)	—	(0.26)	$10.46	0.52%	$65,403	0.45%	0.45%	0.45%	3.33%

										For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes											37%	89%	91%	31%	28%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Core Fixed Income Fund - Class I:
3/31/2023		$10.33	0.36	(0.88)	(0.52)	(0.40)	—	(0.40)	$9.41	(5.03)%	$6,889,213	0.47%	0.44%	0.44%	3.75%
3/31/2022		$11.01	0.28	(0.62)	(0.34)	(0.31)	(0.03)	(0.34)	$10.33	(3.19)%	$9,843,189	0.46%	0.42%	0.42%	2.55%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$10,772,238	0.47%	0.42%	0.42%	2.83%
3/31/2020		$10.83	0.36	(0.20)	0.16	(0.37)	—	(0.37)	$10.62	1.42%	$10,724,409	0.47%	0.41%	0.41%	3.30%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%

DoubleLine Core Fixed Income Fund - Class N:
3/31/2023		$10.32	0.33	(0.88)	(0.55)	(0.37)	—	(0.37)	$9.40	(5.27)%	$274,332	0.72%	0.69%	0.69%	3.48%
3/31/2022		$11.00	0.25	(0.61)	(0.36)	(0.29)	(0.03)	(0.32)	$10.32	(3.43)%	$443,006	0.71%	0.67%	0.67%	2.30%
3/31/2021		$10.61	0.29	0.42	0.71	(0.30)	(0.02)	(0.32)	$11.00	6.67%	$544,493	0.72%	0.66%	0.66%	2.58%
3/31/2020		$10.82	0.34	(0.20)	0.14	(0.35)	—	(0.35)	$10.61	1.17%	$706,970	0.72%	0.66%	0.66%	3.05%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)	$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%

DoubleLine Core Fixed Income Fund - Class R6:
3/31/2023		$10.33	0.37	(0.89)	(0.52)	(0.40)	—	(0.40)	$9.41	(5.00)%	$118,663	0.44%	0.41%	0.41%	3.88%
3/31/2022		$11.01	0.28	(0.61)	(0.33)	(0.32)	(0.03)	(0.35)	$10.33	(3.16)%	$93,509	0.44%	0.39%	0.39%	2.58%
3/31/2021		$10.62	0.32	0.42	0.74	(0.33)	(0.02)	(0.35)	$11.01	6.94%	$104,731	0.44%	0.38%	0.38%	2.88%
3/31/2020	(b)	$11.05	0.24	(0.42)	(0.18)	(0.25)	—	(0.25)	$10.62	(1.72)%	$112,911	0.45%	0.39%	0.39%	3.26%

										For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes											119%	117%	155%	43%	66%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	135

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Emerging Markets Fixed Income Fund - Class I:
3/31/2023	$9.71	0.42	(1.22)	(0.80)	(0.45)	—	(0.45)	$8.46	(8.22)%	$492,903	0.90%	0.90%	0.90%	4.80%
3/31/2022	$10.55	0.39	(0.84)	(0.45)	(0.39)	—	(0.39)	$9.71	(4.46)%	$721,060	0.87%	0.87%	0.87%	3.76%
3/31/2021	$8.83	0.41	1.75	2.16	(0.44)	—	(0.44)	$10.55	24.72%	$799,879	0.89%	0.89%	0.89%	4.06%
3/31/2020	$10.34	0.49	(1.51)	(1.02)	(0.49)	—	(0.49)	$8.83	(10.43)%	$755,648	0.90%	0.90%	0.90%	4.69%
3/31/2019	$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
3/31/2023	$9.71	0.40	(1.23)	(0.83)	(0.42)	—	(0.42)	$8.46	(8.45)%	$27,671	1.15%	1.15%	1.15%	4.56%
3/31/2022	$10.55	0.37	(0.85)	(0.48)	(0.36)	—	(0.36)	$9.71	(4.70)%	$38,728	1.12%	1.12%	1.12%	3.51%
3/31/2021	$8.83	0.39	1.74	2.13	(0.41)	—	(0.41)	$10.55	24.38%	$44,972	1.14%	1.14%	1.14%	3.86%
3/31/2020	$10.34	0.47	(1.51)	(1.04)	(0.47)	—	(0.47)	$8.83	(10.68)%	$122,727	1.15%	1.15%	1.15%	4.46%
3/31/2019	$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										34%	51%	81%	37%	66%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
3/31/2023	$9.63	0.29	(1.24)	(0.95)	(0.28)	—	(0.28)	$8.40	(9.68)%	$17,871	1.77%	1.69%	1.07%	3.42%
3/31/2022	$9.68	0.24	—	0.24	(0.29)	—	(0.29)	$9.63	2.43%	$27,033	1.59%	1.51%	1.07%	2.44%
3/31/2021	$7.77	0.22	2.01	2.23	(0.32)	—	(0.32)	$9.68	29.01%	$26,517	1.67%	1.57%	1.05%	2.40%
3/31/2020	$9.17	0.20	(1.30)	(1.10)	(0.30)	—	(0.30)	$7.77	(12.32)%	$16,739	1.22%	1.09%	1.00%	2.53%
3/31/2019	$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%

DoubleLine Multi-Asset Growth Fund(Consolidated) - Class A:
3/31/2023	$9.64	0.26	(1.24)	(0.98)	(0.25)	—	(0.25)	$8.41	(9.93)%	$1,559	2.02%	1.94%	1.32%	3.07%
3/31/2022	$9.70	0.22	(0.01)	0.21	(0.27)	—	(0.27)	$9.64	2.10%	$2,809	1.85%	1.77%	1.34%	2.22%
3/31/2021	$7.75	0.19	2.00	2.19	(0.24)	—	(0.24)	$9.70	28.47%	$1,533	1.85%	1.73%	1.30%	2.26%
3/31/2020	$9.13	0.20	(1.30)	(1.10)	(0.28)	—	(0.28)	$7.75	(12.42)%	$19,548	1.38%	1.27%	1.26%	2.13%
3/31/2019	$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										40%	27%	29%	13%	45%

(a) Calculated based on average shares outstanding during the period. (b) Total return does not include the effects of sales charges for Class A.

136	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Low Duration Bond Fund - Class I:
3/31/2023		$9.67	0.28	(0.19)	0.09	(0.30)	—	(0.30)	$9.46	0.94%	$5,256,310	0.43%	0.43%	0.43%	2.98%
3/31/2022		$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.42)%	$6,224,937	0.41%	0.41%	0.41%	1.55%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.08%	$5,689,932	0.42%	0.42%	0.42%	2.05%
3/31/2020		$9.97	0.30	(0.45)	(0.15)	(0.31)	—	(0.31)	$9.51	(1.59)%	$5,296,795	0.42%	0.41%	0.41%	3.05%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%

DoubleLine Low Duration Bond Fund - Class N:
3/31/2023		$9.67	0.26	(0.21)	0.05	(0.27)	—	(0.27)	$9.45	0.58%	$846,389	0.67%	0.67%	0.67%	2.73%
3/31/2022		$9.96	0.13	(0.28)	(0.15)	(0.14)	—	(0.14)	$9.67	(1.57)%	$1,043,811	0.66%	0.66%	0.66%	1.30%
3/31/2021		$9.50	0.18	0.46	0.64	(0.18)	—	(0.18)	$9.96	6.82%	$1,194,295	0.67%	0.67%	0.67%	1.83%
3/31/2020		$9.96	0.28	(0.45)	(0.17)	(0.29)	—	(0.29)	$9.50	(1.84)%	$1,483,316	0.67%	0.66%	0.66%	2.80%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%

DoubleLine Low Duration Bond Fund - Class R6:
3/31/2023		$9.67	0.30	(0.21)	0.09	(0.30)	—	(0.30)	$9.46	0.97%	$54,035	0.39%	0.39%	0.39%	3.13%
3/31/2022		$9.97	0.15	(0.29)	(0.14)	(0.16)	—	(0.16)	$9.67	(1.39)%	$41,366	0.39%	0.39%	0.39%	1.53%
3/31/2021		$9.51	0.20	0.47	0.67	(0.21)	—	(0.21)	$9.97	7.12%	$8,840	0.40%	0.39%	0.39%	2.05%
3/31/2020	(b)	$10.03	0.20	(0.52)	(0.32)	(0.20)	—	(0.20)	$9.51	(3.25)%	$369	0.39%	0.38%	0.38%	2.98%

										For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes											72%	80%	71%	60%	54%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Floating Rate Fund - Class I:
3/31/2023		$9.42	0.53	(0.42)	0.11	(0.56)	—	(0.56)	$8.97	1.31%	$200,203	0.68%	0.68%	0.68%	5.81%
3/31/2022		$9.51	0.32	(0.09)	0.23	(0.32)	—	(0.32)	$9.42	2.40%	$333,518	0.64%	0.64%	0.64%	3.37%
3/31/2021		$8.44	0.34	1.07	1.41	(0.34)	—	(0.34)	$9.51	16.95%	$240,442	0.72%	0.72%	0.72%	3.69%
3/31/2020		$9.65	0.47	(1.20)	(0.73)	(0.48)	—	(0.48)	$8.44	(7.99)%	$150,892	0.70%	0.70%	0.70%	4.84%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%

DoubleLine Floating Rate Fund - Class N:
3/31/2023		$9.44	0.48	(0.40)	0.08	(0.53)	—	(0.53)	$8.99	1.04%	$20,603	0.92%	0.92%	0.92%	5.32%
3/31/2022		$9.53	0.30	(0.10)	0.20	(0.29)	—	(0.29)	$9.44	2.15%	$45,362	0.90%	0.90%	0.90%	3.16%
3/31/2021		$8.45	0.32	1.08	1.40	(0.32)	—	(0.32)	$9.53	16.73%	$18,339	0.98%	0.98%	0.98%	3.54%
3/31/2020		$9.67	0.44	(1.20)	(0.76)	(0.46)	—	(0.46)	$8.45	(8.32)%	$51,646	0.95%	0.95%	0.95%	4.59%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%

										For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes											17%	40%	76%	58%	88%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	137

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Shiller Enhanced CAPE® - Class I:
3/31/2023		$16.79	0.49	(2.60)	(2.11)	(0.54)	(1.48)	(2.02)	$12.66	(12.06)%	$3,988,448	0.55%	0.55%	0.55%	3.48%
3/31/2022		$19.62	0.26	2.00	2.26	(0.30)	(4.79)	(5.09)	$16.79	10.96%	$7,828,188	0.54%	0.53%	0.53%	1.29%
3/31/2021		$11.69	0.27	7.95	8.22	(0.29)	—	(0.29)	$19.62	70.87%	$8,169,623	0.55%	0.54%	0.54%	1.64%
3/31/2020		$14.81	0.42	(2.72)	(2.30)	(0.43)	(0.39)	(0.82)	$11.69	(16.78)%	$4,633,848	0.55%	0.54%	0.54%	2.70%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%

DoubleLine Shiller Enhanced CAPE® - Class N:
3/31/2023		$16.78	0.46	(2.61)	(2.15)	(0.50)	(1.48)	(1.98)	$12.65	(12.29)%	$312,867	0.80%	0.80%	0.80%	3.26%
3/31/2022		$19.61	0.21	1.99	2.20	(0.24)	(4.79)	(5.03)	$16.78	10.69%	$566,561	0.79%	0.78%	0.78%	1.03%
3/31/2021		$11.68	0.24	7.93	8.17	(0.24)	—	(0.24)	$19.61	70.45%	$705,156	0.80%	0.79%	0.79%	1.56%
3/31/2020		$14.80	0.38	(2.72)	(2.34)	(0.39)	(0.39)	(0.78)	$11.68	(17.00)%	$1,246,723	0.80%	0.79%	0.79%	2.46%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%

DoubleLine Shiller Enhanced CAPE® - Class R6:
3/31/2023		$16.80	0.50	(2.60)	(2.10)	(0.55)	(1.48)	(2.03)	$12.67	(12.00)%	$8,103	0.50%	0.50%	0.50%	3.58%
3/31/2022		$19.62	0.27	2.01	2.28	(0.31)	(4.79)	(5.10)	$16.80	11.07%	$15,398	0.49%	0.49%	0.49%	1.35%
3/31/2021		$11.70	0.27	7.95	8.22	(0.30)	—	(0.30)	$19.62	70.82%	$12,333	0.51%	0.51%	0.51%	1.47%
3/31/2020	(b)	$15.69	0.27	(3.59)	(3.32)	(0.28)	(0.39)	(0.67)	$11.70	(22.15)%	$124	0.49%	0.48%	0.48%	2.60%

										For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes											77%	110%	69%	62%	55%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Flexible Income Fund - Class I:
3/31/2023		$9.21	0.41	(0.78)	(0.37)	(0.42)	—	(0.42)	$8.42	(3.99)%	$726,230	0.74%	0.74%	0.74%	4.74%
3/31/2022		$9.65	0.35	(0.43)	(0.08)	(0.36)	—	(0.36)	$9.21	(0.91)%	$971,543	0.73%	0.71%	0.71%	3.65%
3/31/2021		$8.40	0.35	1.28	1.63	(0.38)	—	(0.38)	$9.65	19.59%	$1,086,763	0.76%	0.73%	0.73%	3.71%
3/31/2020		$9.65	0.39	(1.22)	(0.83)	(0.42)	—	(0.42)	$8.40	(9.06)%	$874,594	0.73%	0.69%	0.69%	4.12%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%

DoubleLine Flexible Income Fund - Class N:
3/31/2023		$9.20	0.39	(0.77)	(0.38)	(0.40)	—	(0.40)	$8.42	(4.13)%	$95,069	0.99%	0.99%	0.99%	4.47%
3/31/2022		$9.65	0.33	(0.44)	(0.11)	(0.34)	—	(0.34)	$9.20	(1.26)%	$142,205	0.98%	0.96%	0.96%	3.39%
3/31/2021		$8.39	0.32	1.29	1.61	(0.35)	—	(0.35)	$9.65	19.43%	$155,408	1.01%	0.97%	0.97%	3.49%
3/31/2020		$9.64	0.37	(1.22)	(0.85)	(0.40)	—	(0.40)	$8.39	(9.30)%	$230,033	0.98%	0.94%	0.94%	3.83%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%

DoubleLine Flexible Income Fund - Class R6:
3/31/2023		$9.21	0.42	(0.78)	(0.36)	(0.42)	—	(0.42)	$8.43	(3.84)%	$125,350	0.70%	0.70%	0.70%	4.86%
3/31/2022		$9.66	0.34	(0.43)	(0.09)	(0.36)	—	(0.36)	$9.21	(0.98)%	$112,378	0.70%	0.68%	0.68%	3.55%
3/31/2021		$8.40	0.32	1.32	1.64	(0.38)	—	(0.38)	$9.66	19.78%	$758	0.72%	0.70%	0.70%	3.42%
3/31/2020	(b)	$9.74	0.25	(1.32)	(1.07)	(0.27)	—	(0.27)	$8.40	(11.26)%	$89	0.68%	0.65%	0.65%	3.91%

										For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes											13%	41%	46%	41%	44%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commencement of operations on July 31, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

138	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
3/31/2023	$9.40	0.26	(0.35)	(0.09)	(0.26)	—	(0.26)	$9.05	(0.90)%	$182,023	0.69%	0.69%	0.59%	2.81%
3/31/2022	$9.90	0.16	(0.45)	(0.29)	(0.17)	(0.04)	(0.21)	$9.40	(3.00)%	$238,613	0.68%	0.68%	0.59%	1.67%
3/31/2021	$9.36	0.22	0.56	0.78	(0.24)	—	(0.24)	$9.90	8.33%	$215,744	0.66%	0.66%	0.59%	2.21%
3/31/2020	$9.80	0.32	(0.36)	(0.04)	(0.32)	(0.08)	(0.40)	$9.36	(0.62)%	$180,730	0.63%	0.63%	0.59%	3.24%
3/31/2019	$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)	$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
3/31/2023	$9.41	0.23	(0.34)	(0.11)	(0.24)	—	(0.24)	$9.06	(1.18)%	$5,337	0.93%	0.93%	0.84%	2.51%
3/31/2022	$9.91	0.14	(0.46)	(0.32)	(0.14)	(0.04)	(0.18)	$9.41	(3.24)%	$22,501	0.93%	0.93%	0.84%	1.42%
3/31/2021	$9.38	0.19	0.55	0.74	(0.21)	—	(0.21)	$9.91	7.94%	$25,849	0.91%	0.91%	0.84%	1.95%
3/31/2020	$9.81	0.30	(0.36)	(0.06)	(0.29)	(0.08)	(0.37)	$9.38	(0.77)%	$16,922	0.88%	0.88%	0.84%	3.03%
3/31/2019	$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)	$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										37%	39%	72%	65%	42%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Long Duration Total Return Bond Fund - Class I:
3/31/2023	$8.84	0.22	(1.69)	(1.47)	(0.22)	—	(0.22)	$7.15	(16.66)%	$48,859	0.59%	0.59%	0.50%	2.97%
3/31/2022	$9.37	0.28	(0.53)	(0.25)	(0.28)	—	(0.28)	$8.84	(2.89)%	$54,898	0.54%	0.54%	0.50%	2.87%
3/31/2021	$11.75	0.29	(1.62)	(1.33)	(0.29)	(0.76)	(1.05)	$9.37	(12.24)%	$71,267	0.55%	0.55%	0.51%	2.56%
3/31/2020	$9.88	0.28	2.11	2.39	(0.27)	(0.25)	(0.52)	$11.75	24.85%	$87,469	0.68%	0.68%	0.65%	2.55%
3/31/2019	$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)	$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%

DoubleLine Long Duration Total Return Bond Fund - Class N:
3/31/2023	$8.81	0.21	(1.69)	(1.48)	(0.20)	—	(0.20)	$7.13	(16.83)%	$1,693	0.83%	0.83%	0.75%	2.73%
3/31/2022	$9.37	0.25	(0.56)	(0.31)	(0.25)	—	(0.25)	$8.81	(3.48)%	$5,364	0.77%	0.77%	0.75%	2.59%
3/31/2021	$11.74	0.26	(1.61)	(1.35)	(0.26)	(0.76)	(1.02)	$9.37	(12.38)%	$11,234	0.80%	0.80%	0.76%	2.29%
3/31/2020	$9.88	0.24	2.11	2.35	(0.24)	(0.25)	(0.49)	$11.74	24.44%	$20,225	0.93%	0.93%	0.90%	2.31%
3/31/2019	$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)	$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										227%	95%	89%	40%	25%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	139

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
3/31/2023	$12.56	0.07	(1.47)	(1.40)	(3.62)	—	(3.62)	$7.54	(11.83)%	$158,615	1.02%	1.02%	1.02%	0.64%
3/31/2022	$9.61	(0.11)	4.41	4.30	(1.35)	—	(1.35)	$12.56	48.24%	$223,799	1.04%	1.04%	1.10%	(0.97)%
3/31/2021	$6.91	(0.05)	2.75	2.70	—	—	—	$9.61	39.07%	$151,565	1.14%	1.14%	1.10%	(0.66)%
3/31/2020	$9.72	0.07	(2.78)	(2.71)	(0.10)	—	(0.10)	$6.91	(28.25)%	$116,739	1.09%	1.09%	1.10%	1.00%
3/31/2019	$10.11	0.12	(0.40)	(0.28)	(0.11)	—	(0.11)	$9.72	(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%

DoubleLine Strategic Commodity Fund(Consolidated) - Class N:
3/31/2023	$12.42	0.04	(1.44)	(1.40)	(3.59)	—	(3.59)	$7.43	(12.02)%	$16,743	1.27%	1.27%	1.27%	0.40%
3/31/2022	$9.52	(0.13)	4.35	4.22	(1.32)	—	(1.32)	$12.42	47.78%	$23,906	1.29%	1.29%	1.35%	(1.22)%
3/31/2021	$6.87	(0.07)	2.72	2.65	—	—	—	$9.52	38.57%	$20,205	1.39%	1.39%	1.34%	(0.88)%
3/31/2020	$9.65	0.07	(2.78)	(2.71)	(0.07)	—	(0.07)	$6.87	(28.28)%	$25,421	1.34%	1.34%	1.35%	0.75%
3/31/2019	$10.04	0.09	(0.40)	(0.31)	(0.08)	—	(0.08)	$9.65	(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										0%	0%	0%	0%	0%

(a) Calculated based on average shares outstanding during the period.

		Income (Loss) from Investment Operations:			Less Distributions:								Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess		Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Global Bond Fund - Class I:
3/31/2023	$9.26	0.11	(0.91)	(0.80)	—	—	—		—	$8.46	(8.64)%	$144,457	0.66%	0.66%	0.65%	1.26%
3/31/2022	$10.21	0.04	(0.88)	(0.84)	(0.03)	(0.08)	—	(b)	(0.11)	$9.26	(8.29)%	$276,559	0.56%	0.56%	0.56%	0.37%
3/31/2021	$10.21	0.05	0.12	0.17	—	(0.17)	—		(0.17)	$10.21	1.59%	$787,064	0.55%	0.55%	0.55%	0.50%
3/31/2020	$10.28	0.15	(0.10)	0.05	(0.12)	— (b)	—		(0.12)	$10.21	0.43%	$1,217,100	0.55%	0.55%	0.55%	1.34%
3/31/2019	$10.71	0.12	(0.42)	(0.30)	(0.13)	—	—		(0.13)	$10.28	(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%

DoubleLine Global Bond Fund - Class N:
3/31/2023	$9.23	0.08	(0.90)	(0.82)	—	—	—		—	$8.41	(8.88)%	$240	0.92%	0.92%	0.91%	0.95%
3/31/2022	$10.18	0.01	(0.87)	(0.86)	(0.01)	(0.08)	—	(b)	(0.09)	$9.23	(8.45)%	$416	0.81%	0.81%	0.81%	0.12%
3/31/2021	$10.21	0.03	0.11	0.14	—	(0.17)	—		(0.17)	$10.18	1.30%	$815	0.80%	0.80%	0.80%	0.29%
3/31/2020	$10.26	0.12	(0.10)	0.02	(0.07)	— (b)	—		(0.07)	$10.21	0.23%	$2,407	0.80%	0.80%	0.80%	1.13%
3/31/2019	$10.69	0.09	(0.42)	(0.33)	(0.10)	—	—		(0.10)	$10.26	(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%

											For the Year or Period Ended
												3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes												112%	83%	63%	21%	24%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.

140	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Infrastructure Income Fund - Class I:
3/31/2023	$9.67	0.28	(0.60)	(0.32)	(0.27)	(0.03)	(0.30)	$9.05	(3.24)%	$346,227	0.57%	0.57%	0.57%	3.02%
3/31/2022	$10.46	0.27	(0.71)	(0.44)	(0.28)	(0.07)	(0.35)	$9.67	(4.39)%	$521,889	0.57%	0.57%	0.57%	2.63%
3/31/2021	$9.56	0.29	0.92	1.21	(0.31)	—	(0.31)	$10.46	12.73%	$566,994	0.56%	0.56%	0.56%	2.82%
3/31/2020	$10.11	0.33	(0.54)	(0.21)	(0.34)	—	(0.34)	$9.56	(2.32)%	$503,146	0.56%	0.56%	0.56%	3.19%
3/31/2019	$10.00	0.32	0.11	0.43	(0.32)	— (b)	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%

DoubleLine Infrastructure Income Fund - Class N:
3/31/2023	$9.68	0.25	(0.59)	(0.34)	(0.25)	(0.03)	(0.28)	$9.06	(3.49)%	$601	0.82%	0.82%	0.82%	2.74%
3/31/2022	$10.46	0.25	(0.71)	(0.46)	(0.25)	(0.07)	(0.32)	$9.68	(4.60)%	$1,794	0.82%	0.82%	0.82%	2.38%
3/31/2021	$9.56	0.27	0.92	1.19	(0.29)	—	(0.29)	$10.46	12.45%	$9,700	0.81%	0.81%	0.81%	2.58%
3/31/2020	$10.11	0.30	(0.54)	(0.24)	(0.31)	—	(0.31)	$9.56	(2.55)%	$9,784	0.81%	0.81%	0.81%	2.93%
3/31/2019	$10.00	0.30	0.11	0.41	(0.30)	— (b)	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										8%	23%	39%	10%	15%

(a) Calculated based on average shares outstanding during the period. (b) Less than $0.005 per share.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)

DoubleLine Shiller Enhanced International CAPE® - Class I:
3/31/2023	$13.07	0.48	(0.99)	(0.51)	(0.55)	—	(0.55)	$12.01	(3.48)%	$45,489	0.93%	0.89%	0.61%	4.17%
3/31/2022	$12.75	0.26	0.39	0.65	(0.33)	—	(0.33)	$13.07	5.05%	$94,443	0.79%	0.75%	0.61%	1.91%
3/31/2021	$7.88	0.21	4.88	5.09	(0.22)	—	(0.22)	$12.75	65.24%	$40,292	0.93%	0.91%	0.62%	1.96%
3/31/2020	$10.17	0.29	(2.29)	(2.00)	(0.29)	—	(0.29)	$7.88	(20.29)%	$27,523	0.80%	0.77%	0.62%	2.84%
3/31/2019	$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%

DoubleLine Shiller Enhanced International CAPE® - Class N:
3/31/2023	$13.07	0.47	(1.01)	(0.54)	(0.52)	—	(0.52)	$12.01	(3.73)%	$9,111	1.20%	1.16%	0.86%	4.13%
3/31/2022	$12.76	0.22	0.39	0.61	(0.30)	—	(0.30)	$13.07	4.70%	$6,011	1.03%	0.99%	0.86%	1.59%
3/31/2021	$7.88	0.19	4.88	5.07	(0.19)	—	(0.19)	$12.76	64.90%	$6,002	1.18%	1.16%	0.87%	1.85%
3/31/2020	$10.17	0.27	(2.29)	(2.02)	(0.27)	—	(0.27)	$7.88	(20.50)%	$13,044	1.05%	1.02%	0.87%	2.61%
3/31/2019	$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%

									For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes										91%	125%	97%	48%	72%

(a) Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	141

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Real Estate and Income Fund - Class I:
3/31/2023	$13.58	0.35	(3.30)	(2.95)	(0.36)	—	(0.36)	$10.27	(21.80)%	$8,443	2.08%	2.08%	0.65%	3.08%
3/31/2022	$11.44	0.13	2.70	2.83	(0.13)	(0.56)	(0.69)	$13.58	24.60%	$14,666	1.71%	1.71%	0.65%	0.95%
3/31/2021	$8.51	0.16	2.97	3.13	(0.20)	—	(0.20)	$11.44	37.15%	$13,527	0.65%	0.65%	0.63%	1.60%
3/31/2020	$11.30	0.25	(2.65)	(2.40)	(0.28)	(0.11)	(0.39)	$8.51	(22.08)%	$94,289	0.86%	0.85%	0.62%	2.29%
3/31/2019(b)	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Real Estate and Income Fund - Class N:
3/31/2023	$13.62	0.32	(3.31)	(2.99)	(0.33)	—	(0.33)	$10.30	(22.01)%	$910	2.35%	2.35%	0.90%	2.85%
3/31/2022	$11.47	0.09	2.72	2.81	(0.10)	(0.56)	(0.66)	$13.62	24.31%	$2,178	1.94%	1.94%	0.90%	0.70%
3/31/2021	$8.51	0.13	3.00	3.13	(0.17)	—	(0.17)	$11.47	37.12%	$1,636	0.97%	0.97%	0.88%	1.28%
3/31/2020	$11.29	0.24	(2.65)	(2.41)	(0.26)	(0.11)	(0.37)	$8.51	(22.21)%	$3,809	1.11%	1.10%	0.87%	2.03%
3/31/2019(b)	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

										For the Year or Period Ended
										3/31/2023	3/31/2022	3/31/2021	3/31/2020	3/31/2019
Portfolio turnover rate for all share classes(c)										106%	201%	157%	100%	70%

(a) Calculated based on average shares outstanding during the period.

(b) Commenced operations on December 17, 2018. Total return is based on operations for a period that is less than a year.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
3/31/2023	$8.91	0.35	(0.54)	(0.19)	(0.17)	—	(0.17)	$8.55	(1.92)%	$9,423	2.45%	2.45%	0.90%	4.21%
3/31/2022	$9.38	0.32	(0.68)	(0.36)	(0.11)	—	(0.11)	$8.91	(3.90)%	$9,238	2.75%	2.75%	0.90%	3.51%
3/31/2021	$8.64	0.30	0.61	0.91	(0.17)	—	(0.17)	$9.38	10.60%	$9,604	2.57%	2.57%	0.90%	3.11%
3/31/2020(b)	$10.00	0.25	(1.49)	(1.24)	(0.12)	—	(0.12)	$8.64	(12.52)%	$8,664	6.23%	6.23%	0.90%	3.45%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
3/31/2023	$8.90	0.33	(0.54)	(0.21)	(0.16)	—	(0.16)	$8.53	(2.21)%	$209	2.66%	2.66%	1.15%	3.99%
3/31/2022	$9.37	0.30	(0.68)	(0.38)	(0.09)	—	(0.09)	$8.90	(4.08)%	$127	2.90%	2.90%	1.15%	3.27%
3/31/2021	$8.64	0.27	0.61	0.88	(0.15)	—	(0.15)	$9.37	10.24%	$96	2.82%	2.82%	1.15%	2.86%
3/31/2020(b)	$10.00	0.23	(1.49)	(1.26)	(0.10)	—	(0.10)	$8.64	(12.69)%	$87	6.48%	6.48%	1.15%	3.19%

											For the Year or Period Ended
											3/31/2023	3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(c)											20%	36%	20%	13%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on June 28, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

142	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Distribution in Excess	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Income Fund - Class I:
3/31/2023	$8.62	0.40	(1.09)	(0.69)	(0.40)	—	—	(0.40)	$7.53	(8.10)%	$50,732	0.83%	0.83%	0.65%	5.01%
3/31/2022	$9.28	0.42	(0.63)	(0.21)	(0.44)	—	(0.01)	(0.45)	$8.62	(2.42)%	$89,732	0.72%	0.72%	0.65%	4.55%
3/31/2021	$8.05	0.36	1.20	1.56	(0.33)	—	—	(0.33)	$9.28	19.70%	$136,369	0.74%	0.74%	0.65%	4.07%
3/31/2020(b)	$10.00	0.24	(1.94)	(1.70)	(0.25)	—	—	(0.25)	$8.05	(17.35)%	$69,580	1.13%	1.13%	0.65%	4.07%

DoubleLine Income Fund - Class N:
3/31/2023	$8.63	0.38	(1.09)	(0.71)	(0.38)	—	—	(0.38)	$7.54	(8.35)%	$3,194	1.08%	1.08%	0.90%	4.73%
3/31/2022	$9.30	0.39	(0.63)	(0.24)	(0.42)	—	(0.01)	(0.43)	$8.63	(2.75)%	$12,838	1.03%	1.03%	0.90%	4.30%
3/31/2021	$8.05	0.34	1.22	1.56	(0.31)	—	—	(0.31)	$9.30	19.67%	$2,676	0.99%	0.99%	0.90%	3.84%
3/31/2020(b)	$10.00	0.23	(1.94)	(1.71)	(0.24)	—	—	(0.24)	$8.05	(17.46)%	$592	1.26%	1.26%	0.90%	4.13%

												For the Year or Period Ended
												3/31/2023	3/31/2022	3/31/2021	3/31/2020
Portfolio turnover rate for all share classes(c)												23%	14%	30%	33%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced of operations on September 3, 2019. Total return is based on operations for a period that is less than a year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Expenses After Investment Advisory Fees (Waived)(d)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped(d)	Net Investment Income (Loss)(d)

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I:
3/31/2023	$10.56	0.29	(1.25)	(0.96)	(1.62)	—	(1.62)	$7.98	(10.67)%	$12,849	2.14%	1.87%	0.38%	3.21%
3/31/2022	$9.87	0.17	0.73	0.90	(0.20)	(0.01)	(0.21)	$10.56	9.12%	$13,761	5.51%	5.21%	0.35%	1.68%
3/31/2021(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.15)%	$10,547	11.70%	11.39%	0.34%	1.61%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N:
3/31/2023	$10.56	0.27	(1.24)	(0.97)	(1.60)	—	(1.60)	$7.99	(10.78)%	$365	2.43%	2.17%	0.64%	2.98%
3/31/2022	$9.87	0.14	0.73	0.87	(0.17)	(0.01)	(0.18)	$10.56	8.85%	$205	6.04%	5.74%	0.60%	1.33%
3/31/2021(b)	$10.00	0.01	(0.13)	(0.12)	(0.01)	—	(0.01)	$9.87	(1.17)%	$130	12.06%	11.75%	0.58%	1.52%

												For the Year or Period Ended
												3/31/2023	3/31/2022	3/31/2021
Portfolio turnover rate for all share classes(c)												119%	183%	0%

(a)  Calculated based on average shares outstanding during the period.

(b)  Commenced operations on February 26, 2021. Total return is based on operations for a period that is less than one year.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2023	143

Notes to Financial Statements	March 31, 2023

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 19 funds, the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Income Fund and DoubleLine Multi-Asset Trend Fund (each, a “Fund” and, collectively, the “Funds”), along with DoubleLine Selective Credit Fund. For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund which are classified as non-diversified funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Real Estate and Income Fund	Seek total return (capital appreciation and current income) return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

DoubleLine Multi-Asset Trend Fund (Consolidated)	Seek total return (capital appreciation and current income) which exceeds the total return of its benchmark index over a full market cycle	2/26/2021	2/26/2021	—	—

The fiscal year end for the Funds is March 31, and the period covered by these financial statements is for the period ended March 31, 2023 (the “period end”).

144	DoubleLine Funds Trust

March 31, 2023

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services— Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which a Fund calculates its NAV. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. Exchange traded futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade, and exchange traded options are generally valued at the last trade price on the exchange on which they principally trade. A Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Annual Report	|	March 31, 2023	145

Notes to Financial Statements (Cont.)

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, each Fund has designated its primary investment adviser, either DoubleLine Capital LP (“DoubleLine Capital”) or DoubleLine Alternatives LP (“DoubleLine Alternatives”) (each, an “Adviser” and collectively, the “Advisers”), as applicable, as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. Each Adviser, as Valuation Designee, is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 2023:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Short Term Investments	$962,815,179	$102,576,723	$7,732,150	$821,376	$138,573,963	$3,969,008

Affiliated Mutual Funds	—	443,534,549	—	3,944,563	—	—

Warrants	—	23,950	—	—	—	—

Exchange Traded Funds	—	—	—	2,714,748	—	—

Real Estate Investment Trusts	—	—	—	327,360	—	—

Total Level 1	962,815,179	546,135,222	7,732,150	7,808,047	138,573,963	3,969,008

Level 2

US Government and Agency Mortgage Backed Obligations	15,515,956,591	1,396,599,437	—	1,722,951	183,023,511	—

Non-Agency Residential Collateralized Mortgage Obligations	8,908,656,779	826,901,028	—	4,319,692	798,202,907	—

US Government and Agency Obligations	2,750,089,905	1,519,975,238	—	—	1,159,305,093	—

Non-Agency Commercial Mortgage Backed Obligations	2,620,162,465	397,829,391	—	—	798,846,996	—

Asset Backed Obligations	1,487,174,982	263,024,076	—	—	360,599,647	—

Collateralized Loan Obligations	1,104,430,132	276,256,281	—	—	1,003,217,447	3,132,901

US Corporate Bonds	—	1,109,209,857	—	—	371,889,708	9,426,828

Foreign US Corporate Bonds	—	422,955,419	382,862,526	—	586,703,450	648,564

Bank Loans	—	224,864,373	—	—	302,962,067	188,315,856

Short Term Investments	—	158,557,413	—	4,848,552	369,525,325	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	98,585,575	122,732,609	—	57,475,870	—

Municipal Bonds	—	5,746,682	—	—	—	—

Escrow Notes	—	3,187	—	—	—	—

Total Level 2	32,386,470,854	6,700,507,957	505,595,135	10,891,195	5,991,752,021	201,524,149

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	184,794,784	755,824	—	—	—	—

Asset Backed Obligations	51,085,796	6,490,384	—	—	—	—

Collateralized Loan Obligations	485,961	725,741	—	73,700	—	—

Common Stocks	—	1,272,990	—	—	—	690,372

Bank Loans	—	489,605	—	—	—	392,067

Rights	—	25,608	—	—	—	—

Escrow Notes	—	—	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	236,366,541	9,760,152	—	73,700	—	1,082,439

Total	$33,585,652,574	$7,256,403,331	$513,327,285	$18,772,942	$6,130,325,984	$206,575,596

Other Financial Instruments

Level 1

Futures Contracts	$121,079,802	$18,586,666	$—	$165,850	$—	$—

Total Level 1	121,079,802	18,586,666	—	165,850	—	—

Level 2

Excess Return Swaps	—	—	—	512,419	—	—

Unfunded Loan Commitments	—	(2,277)	—	—	—	(1,372)

Total Level 2	—	(2,277)	—	512,419	—	(1,372)

Level 3	—	—	—	—	—	—

Total	$121,079,802	$18,584,389	$—	$678,269	$—	$(1,372)

146	DoubleLine Funds Trust

March 31, 2023

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Short Term Investments	$198,976,395	$50,507,352	$3,211,353	$1,688,700	$19,524,246	$2,733,828

Warrants	—	2,699	—	—	—	—

Total Level 1	198,976,395	50,510,051	3,211,353	1,688,700	19,524,246	2,733,828

Level 2

US Government and Agency Obligations	788,178,859	32,348,750	—	8,589,475	—	50,372,198

Collateralized Loan Obligations	739,914,292	179,362,226	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	540,889,682	176,003,980	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	509,612,959	106,124,174	—	—	—	—

Bank Loans	320,292,498	67,187,379	—	—	—	—

Asset Backed Obligations	311,346,611	39,456,026	—	—	—	—

Foreign Corporate Bonds	272,259,498	63,219,418	168,780,139	—	—	—

US Corporate Bonds	270,500,331	38,435,221	—	—	—	—

Short Term Investments	258,735,127	67,288,323	—	2,929,218	158,320,143	2,332,761

US Government and Agency Mortgage Backed Obligations	107,961,423	76,915,206	—	36,308,093	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	17,244,937	15,682,199	15,022,902	—	—	86,936,014

Escrow Notes	—	752	—	—	—	—

Total Level 2	4,136,936,217	862,023,654	183,803,041	47,826,786	158,320,143	139,640,973

Level 3

Non-Agency Commercial Mortgage Backed Obligations	5,183,767	983,389	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	1,870,737	7,119,685	—	—	—	—

Common Stocks	656,098	290,300	—	—	—	—

Foreign Corporate Bonds	—	—	—	—	—	—

Warrants	—	—	—	—	—	—

Asset Backed Obligations	—	8,405,530	—	—	—	—

Collateralized Loan Obligations	—	1,520,905	—	—	—	—

Bank Loans	—	107,055	—	—	—	—

Rights	—	6,138	—	—	—	—

Escrow Notes	—	—	—	—	—	—

Total Level 3	7,710,602	18,433,002	—	—	—	—

Total	$4,343,623,214	$930,966,707	$187,014,394	$49,515,486	$177,844,389	$142,374,801

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$681,548	$—	$—

Total Level 1	—	—	—	681,548	—	—

Level 2

Excess Return Swaps	(69,105,032)	—	—	—	(2,371,000)	—

Unfunded Loan Commitments	(456)	(561)	—	—	—	—

Total Level 2	(69,105,488)	(561)	—	—	(2,371,000)	—

Level 3	—	—	—	—	—	—

Total	$(69,105,488)	$(561)	$—	$681,548	$(2,371,000)	$—

Annual Report	|	March 31, 2023	147

Notes to Financial Statements (Cont.)

Category	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Investments in Securities

Level 1

Short Term Investments	$247,280	$2,398,779	$50,295	$226,722	$3,899,009	$1,600,425

Affiliated Mutual Funds	—	3,931,367	—	—	—	9,779,197

Total Level 1	247,280	6,330,146	50,295	226,722	3,899,009	11,379,622

Level 2

Asset Backed Obligations	150,682,975	2,235,442	—	—	1,088,866	—

US Corporate Bonds	127,523,265	3,833,518	2,763,370	—	—	—

Foreign Corporate Bonds	49,692,331	2,918,908	418,933	2,000,990	—	—

US Government and Agency Obligations	15,517,092	8,766,474	2,407,166	—	2,716,289	—

Collateralized Loan Obligations	—	8,731,794	1,954,007	—	12,176,363	—

Short Term Investments	—	6,754,714	1,338,391	—	—	1,197,386

Non-Agency Residential Collateralized Mortgage Obligations	—	6,648,674	—	—	14,797,085	—

Non-Agency Commercial Mortgage Backed Obligations	—	6,131,523	2,135,322	—	10,625,177	—

US Government and Agency Mortgage Backed Obligations	—	1,148,034	—	—	4,068,415	1,772,211

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	168,967	—	7,263,737	—	—

Total Level 2	343,415,663	47,338,048	11,017,189	9,264,727	45,472,195	2,969,597

Level 3

Foreign Corporate Bonds	2,035,278	—	—	—	—	—

Asset Backed Obligations	—	—	—	—	4,079,163	—

Total Level 3	2,035,278	—	—	—	4,079,163	—

Total	$345,698,221	$53,668,194	$11,067,484	$9,491,449	$53,450,367	$14,349,219

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Level 2

Excess Return Swaps	—	2,203,436	(1,691,389)	—	—	(1,429,225)

Forward Currency Exchange Contracts	—	(1,611,199)	—	—	—	—

Total Level 2	—	592,237	(1,691,389)	—	—	(1,429,225)

Level 3	—	—	—	—	—	—

Total	$—	$592,237	$(1,691,389)	$—	$—	$(1,429,225)

See the Schedules of Investments for further disaggregation of investment categories.

148	DoubleLine Funds Trust

March 31, 2023

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of March 31, 2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of March 31, 2023	Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2023(c)
Investments in Securities
Asset Backed Obligations	$18,148,394	$(4,767,468)	$(2,442,932)	$—	$1,014,136	$(3,546,600)	$—	$—	$8,405,530	$(4,104,120)
Non-Agency Residential Collateralized Mortgage Obligations	8,647,146	112,347	(537,282)	113,315	—	(1,215,841)	—	—	7,119,685	(459,335)
Collateralized Loan Obligations	73,653	—	(22,939)	1,065	17,644	—	1,451,482	—	1,520,905	—
Non-Agency Commercial Mortgage Backed Obligations	1,134,911	2,765	(65,910)	8,611	—	(96,988)	—	—	983,389	(81,014)
Common Stocks	502,597	(24,661)	(213,426)	—	54,043	(28,253)	—	—	290,300	(156,150)
Bank Loans	108,383	438	(4,819)	4,381	—	(1,328)	—	—	107,055	(4,348)
Rights	—	—	6,138	—	—	—	—	—	6,138	—
Warrants	1,287	—	1,412	—	—	—	—	(2,699)	—	—
Escrow Notes	—	—	—	—	—	—	—	—	—	—
Total	$28,616,371	$(4,676,579)	$(3,279,758)	$127,372	$1,085,823	$(4,889,010)	$1,451,482	$(2,699)	$18,433,002	$(4,804,967)

DoubleLine Income Fund	Fair Value as of March 31, 2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases(a)	Sales(b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of March 31, 2023	Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2023(c)
Investments in Securities
Asset Backed Obligations	$7,811,068	$(144,619)	$(2,942,452)	$(1,083)	$413,457	$(1,057,208)	$—	$—	$4,079,163	$(2,728,465)
Non-Agency Commercial Mortgage Backed Obligations	1,157,833	(97,758)	149,266	5,659	—	(1,215,000)	—	—	—	—
Total	$8,968,901	$(242,377)	$(2,793,186)	$4,576	$413,457	$(2,272,208)	$—	$—	$4,079,163	$(2,728,465)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2023 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

Annual Report	|	March 31, 2023	149

Notes to Financial Statements (Cont.)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of March 31, 2023	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$8,405,530	Market Comparables	Market Quotes	$45.43-$82.06 ($59.19)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$7,119,685	Market Comparables	Market Quotes	$91.90 ($91.90)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$1,520,905	Market Comparables	Market Quotes	$23.90-$72.57 ($70.35)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$983,389	Market Comparables	Market Quotes	$75.78 ($75.78)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$290,300	Market Comparables	Market Quotes	$11.16-$28.00 ($17.35)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$107,055	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Rights	$6,138	Market Comparables	Market Quotes	$8.00-$8.50 ($8.26)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Warrants	$—	Intrinsic Value	Underlying Equity Price	$0.00 ($0.00)	Significant changes in the Underlying Equity Price would have resulted in direct changes in the fair value of the security

Escrow Notes	$—	Income Approach	Expected Value	$0.00 ($0.00)	Significant changes in the expected value would have resulted in direct changes in the fair value of the security

Foreign Corporate Bonds	$—	Market Comparables	EBITDA Multiple	5.5x (5.5x )	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

DoubleLine Income Fund	Fair Value as of March 31, 2023	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Asset Backed Obligations	$4,079,163	Market Comparables	Market Quotes	$23.41-$4,895.87 ($998.20)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for U.S. federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2020-2022 (Federal) and 2019-2022 (CA/DE) for the Funds are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of March 31, 2023, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2023. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of Florida. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Each Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

150	DoubleLine Funds Trust

March 31, 2023

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss).

Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses), attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

Annual Report	|	March 31, 2023	151

Notes to Financial Statements (Cont.)

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2023, the below Funds had the following unfunded positions.

DoubleLine Core Fixed Income Fund

Borrower	Par	Commitment Amount	Fair Value	Unrealized Appreciation (Depreciation)

Pediatric Associates Holding Company LLC	$27,632	$27,493	$27,088	$(405)

Phoenix Services International LLC	49,877	49,877	48,006	(1,871)

VT Topco, Inc.	157	157	156	(1)

		$77,527	$75,250	$(2,277)

DoubleLine Floating Rate Fund

Borrower	Par	Commitment Amount	Fair Value	Unrealized Appreciation (Depreciation)

Pediatric Associates Holding Company LLC	$18,553	$18,460	$18,187	$(273)

Phoenix Services International LLC	29,311	29,311	28,213	(1,098)

VT Topco, Inc.	89	89	88	(1)

		$47,860	$46,488	$(1,372)

DoubleLine Shiller Enhanced CAPE®

Borrower	Par	Commitment Amount	Fair Value	Unrealized Appreciation (Depreciation)

Phoenix Services International LLC	$12,161	$12,161	$11,705	$(456)

DoubleLine Flexible Income Fund

Borrower	Par	Commitment Amount	Fair Value	Unrealized Appreciation (Depreciation)

Pediatric Associates Holding Company LLC	$6,809	$6,775	$6,675	$(100)

Phoenix Services International LLC	12,293	12,293	11,833	(460)

VT Topco, Inc.	40	40	39	(1)

		$19,108	$18,547	$(561)

The Funds are obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Funds maintained with their custodian liquid investments having an aggregate value at least equal to the par value of their respective unfunded loan commitments and bridge loans.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. The DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds. A plan of adjustment of the Commonwealth was confirmed and, as a result, the litigation concerning the general obligation bonds was dismissed. The order confirming the plan has been appealed and, if the order is modified, stayed, or reversed on appeal, the litigation concerning the general obligation bonds could be reopened. At this time, it is anticipated that a material adverse effect on the DoubleLine Multi-Asset Growth Fund as a result of this litigation is remote. As of the period end, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

152	DoubleLine Funds Trust

March 31, 2023

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund and the DoubleLine Multi-Asset Trend Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd., the DoubleLine Strategic Commodity, Ltd., and the DoubleLine Multi-Asset Trend Fund, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of March 31, 2023, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Multi-Asset Trend Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015	2/26/2021

Fund Net Assets	$19,429,941	$175,357,508	$13,213,495

Subsidiary % of Fund Net Assets	18.71%	22.52%	16.01%

Subsidiary Financial Statement Information

Net Assets	$3,635,077	$39,482,674	$2,115,760

Total Income	69,155	957,856	52,884

Net Realized Gain/(Loss)	269	(12,239,163)	(145,230)

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives, the investment adviser of the DoubleLine Real Estate and Income Fund, engaged DoubleLine Capital to serve as sub- adviser to the DoubleLine Real Estate and Income Fund to manage its investment in debt instruments. On February 18, 2021, DoubleLine Alternatives, the investment adviser of the DoubleLine Multi-Asset Trend Fund, engaged DoubleLine Capital to serve as sub-adviser to the DoubleLine Multi-Asset Trend Fund to manage its investment in debt instruments. Effective as of July 29, 2022, DoubleLine Alternatives became the investment adviser to DoubleLine Shiller Enhanced CAPE® and DoubleLine Capital became the sub-adviser to the Fund. Prior to July 29, 2022, DoubleLine Capital was the sole investment adviser to DoubleLine Shiller Enhanced CAPE®.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the applicable Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each

Annual Report	|	March 31, 2023	153

Notes to Financial Statements (Cont.)

applicable Fund’s expense limitation is expected to apply until at least July 31, 2024. Each applicable expense limitation may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

	Advisory Fee	Expense Caps
		I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.35%	0.50%	0.75%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,

	2024	2025	2026

DoubleLine Emerging Markets Fixed Income Fund	$—	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$163,391	$132,394	$145,752

DoubleLine Low Duration Bond Fund	$—	$—	$—

DoubleLine Shiller Enhanced CAPE®	$—	$—	$—

DoubleLine Flexible Income Fund	$—	$—	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$171,094	$236,853	$234,164

DoubleLine Long Duration Total Return Bond Fund	$31,892	$27,645	$44,196

DoubleLine Global Bond Fund	$—	$—	$10,628

DoubleLine Shiller Enhanced International CAPE®	$124,784	$120,695	$170,757

DoubleLine Real Estate and Income Fund	$32,734	$172,146	$166,141

DoubleLine Emerging Markets Local Currency Bond Fund	$161,999	$182,623	$137,372

DoubleLine Income Fund	$79,680	$100,221	$129,356

DoubleLine Multi-Asset Trend Fund (Consolidated)	$99,689	$596,575	$221,908

154	DoubleLine Funds Trust

March 31, 2023

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2023:

DoubleLine Core Fixed Income Fund	$2,378,301

DoubleLine Multi-Asset Growth Fund (Consolidated)	$19,683

DoubleLine Shiller Enhanced International CAPE®	$25,888

DoubleLine Multi-Asset Trend Fund (Consolidated)	$39,606

As of March 31, 2023, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	76%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	86%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	71%	DoubleLine Core Fixed Income Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of March 31, 2023:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	50%

DoubleLine Shiller Enhanced CAPE®	31%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and

Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 calendar days of purchase.

Annual Report	|	March 31, 2023	155

Notes to Financial Statements (Cont.)

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended March 31, 2023 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$4,027,883,109	$13,258,256,597	$9,067,169,165	$6,080,842,398

DoubleLine Core Fixed Income Fund	$1,562,255,927	$5,795,086,244	$7,826,584,997	$5,684,245,671

DoubleLine Emerging Markets Fixed Income Fund	$193,637,317	$345,830,477	$—	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$5,955,437	$9,763,261	$—	$—

DoubleLine Low Duration Bond Fund	$715,288,625	$3,894,123,596	$3,720,695,461	$1,876,017,922

DoubleLine Floating Rate Fund	$47,174,513	$186,678,821	$—	$—

Doubleline Shiller Enhanced CAPE®	$473,196,773	$5,275,715,932	$4,008,504,027	$2,843,048,199

DoubleLine Flexible Income Fund	$77,628,038	$331,930,942	$44,272,070	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$88,842,684	$142,683,620	$—	$—

DoubleLine Long Duration Total Return Bond Fund	$9,680,495	$53,462,950	$95,673,733	$57,096,576

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$—	$—

DoubleLine Global Bond Fund	$31,979,058	$161,386,163	$114,262,532	$89,088,018

DoubleLine Infrastructure Income Fund	$17,525,370	$151,933,529	$15,143,703	$—

Doubleline Shiller Enhanced International CAPE®	$9,043,210	$57,392,351	$43,342,748	$39,079,326

Doubleline Real Estate and Income Fund	$2,806,917	$8,697,639	$8,603,118	$7,291,002

DoubleLine Emerging Markets Local Currency Bond Fund	$2,666,364	$1,614,747	$—	$—

DoubleLine Income Fund	$8,530,094	$41,190,156	$6,507,695	$5,421,797

DoubleLine Multi-Asset Trend Fund (Consolidated)	$6,776,470	$11,069,286	$8,348,359	$2,831,631

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Year Ended March 31, 2023		Year Ended March 31, 2022

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$1,359,051,998	$—	$1,504,999,786	$—

DoubleLine Core Fixed Income Fund	$328,340,998	$—	$324,968,269	$31,691,904

DoubleLine Emerging Markets Fixed Income Fund	$29,671,037	$—	$31,781,820	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$751,242	$—	$886,499	$—

DoubleLine Low Duration Bond Fund	$197,485,763	$—	$117,341,564	$—

DoubleLine Floating Rate Fund	$17,396,917	$—	$11,287,515	$—

Doubleline Shiller Enhanced CAPE®	$210,196,101	$492,478,152	$143,496,038	$2,105,213,872

DoubleLine Flexible Income Fund	$49,922,749	$—	$47,660,654	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$6,833,733	$—	$5,076,958	$425,553

DoubleLine Long Duration Total Return Bond Fund	$1,444,233	$—	$2,174,927	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$65,540,372	$—	$25,430,558	$—

DoubleLine Global Bond Fund	$—	$—	$1,740,844	$5,985,174

DoubleLine Infrastructure Income Fund	$12,311,480	$1,296,056	$15,429,278	$3,741,027

Doubleline Shiller Enhanced International CAPE	$2,763,952	$—	$2,105,619	$—

Doubleline Real Estate and Income Fund	$353,045	$—	$151,019	$668,267

DoubleLine Emerging Markets Local Currency Bond Fund	$184,950	$—	$112,398	$—

DoubleLine Income Fund	$3,359,147	$—	$6,074,237	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)	$2,395,845	$—	$244,893	$—

156	DoubleLine Funds Trust

March 31, 2023

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for U.S. federal income tax purposes as of March 31, 2023, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$39,006,470,860	$8,154,625,908	$638,489,646	$22,806,185	$6,418,045,458	$216,268,563

Gross Tax Unrealized Appreciation	97,270,927	39,763,183	5,480,111	2,553,398	7,676,446	813,431

Gross Tax Unrealized Depreciation	(5,397,009,411)	(919,399,094)	(130,642,472)	(5,908,372)	(295,395,920)	(10,506,398)

Net Tax Unrealized Appreciation (Depreciation)	(5,299,738,484)	(879,635,911)	(125,162,361)	(3,354,974)	(287,719,474)	(9,692,967)

	DoubleLine ShillerEnhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$4,677,703,215	$1,082,462,145	$201,443,987	$55,238,931	$177,942,496	$153,270,430

Gross Tax Unrealized Appreciation	77,878,086	1,246,966	433,797	246,428	137,869	1,824,569

Gross Tax Unrealized Depreciation	(481,063,119)	(152,742,404)	(14,863,390)	(5,288,325)	(2,606,976)	(12,720,198)

Net Tax Unrealized Appreciation (Depreciation)	(403,185,033)	(151,495,438)	(14,429,593)	(5,041,897)	(2,469,107)	(10,895,629)

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Tax Cost of Investments	$387,691,681	$56,030,842	$11,458,878	$10,569,473	$66,198,942	$14,872,724

Gross Tax Unrealized Appreciation	692,468	3,920,207	9,621	77,648	1,080,847	79,401

Gross Tax Unrealized Depreciation	(42,685,928)	(5,690,618)	(2,092,404)	(1,155,672)	(13,829,422)	(2,032,131)

Net Tax Unrealized Appreciation (Depreciation)	(41,993,460)	(1,770,411)	(2,082,783)	(1,078,024)	(12,748,575)	(1,952,730)

As of March 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(5,299,738,484)	$(879,635,911)	$(125,162,361)	$(3,354,974)	$(287,719,474)	$(9,692,967)

Undistributed Ordinary Income	14,814,133	8,174,495	1,215,059	119,903	5,076,890	1,103,726

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	14,814,133	8,174,495	1,215,059	119,903	5,076,890	1,103,726

Other Accumulated Gains (Losses)	(4,881,020,518)	(658,155,493)	(120,226,031)	(7,357,806)	(230,449,178)	(50,797,284)

Total Accumulated Earnings (Losses)	(10,165,944,869)	(1,529,616,909)	(244,173,333)	(10,592,877)	(513,091,762)	(59,386,525)

Annual Report	|	March 31, 2023	157

Notes to Financial Statements (Cont.)

	DoubleLine ShillerEnhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$(403,185,033)	$(151,495,438)	$(14,429,593)	$(5,041,897)	$(2,469,107)	$(10,895,629)

Undistributed Ordinary Income	9,411,808	1,745,210	20,596	96,149	580,912	—

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	9,411,808	1,745,210	20,596	96,149	580,912	—

Other Accumulated Gains (Losses)	(940,382,439)	(73,607,234)	(9,628,282)	(13,859,650)	(457,379)	(29,618,493)

Total Accumulated Earnings (Losses)	(1,334,155,664)	(223,357,462)	(24,037,279)	(18,805,398)	(2,345,574)	(40,514,122)

	DoubleLine Infrastructure Income Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Net Tax Unrealized Appreciation (Depreciation)	$(41,993,460)	$(1,770,411)	$(2,082,783)	$(1,078,024)	$(12,748,575)	$(1,952,730)

Undistributed Ordinary Income	921,945	12,898	3,448	—	140,695	606

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	921,945	12,898	3,448	—	140,695	606

Other Accumulated Gains (Losses)	(15,641,387)	(14,913,101)	(558,215)	(380,285)	(11,848,583)	(1,323,814)

Total Accumulated Earnings (Losses)	(56,712,902)	(16,670,614)	(2,637,550)	(1,458,309)	(24,456,463)	(3,275,938)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2023, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires

DoubleLine Total Return Bond Fund	$4,851,807,773	Indefinite

DoubleLine Core Fixed Income Fund	649,917,910	Indefinite

DoubleLine Emerging Markets Fixed Income Fund	120,117,313	Indefinite

DoubleLine Multi-Asset Growth Fund (Consolidated)	7,310,747	Indefinite

DoubleLine Low Duration Bond Fund	225,003,179	Indefinite

DoubleLine Floating Rate Fund	49,745,165	Indefinite

DoubleLine Shiller Enhanced CAPE®	930,935,990	Indefinite

DoubleLine Flexible Income Fund	72,351,266	Indefinite

DoubleLine Low Duration Emerging Markets Fixed Income Fund	9,533,808	Indefinite

DoubleLine Long Duration Total Return Bond Fund	13,763,759	Indefinite

DoubleLine Strategic Commodity Fund (Consolidated)	454,453	Indefinite

DoubleLine Global Bond Fund	27,936,684	Indefinite

DoubleLine Infrastructure Income Fund	14,653,603	Indefinite

DoubleLine Shiller Enhanced International CAPE®	14,902,749	Indefinite

DoubleLine Real Estate and Income Fund	554,823	Indefinite

DoubleLine Emerging Markets Local Currency Bond Fund	303,896	Indefinite

DoubleLine Income Fund	11,823,952	Indefinite

DoubleLine Multi-Asset Trend Fund (Consolidated)	1,323,445	Indefinite

158	DoubleLine Funds Trust

March 31, 2023

As of March 31, 2023, the following funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss

DoubleLine Global Bond Fund	$—	$1,685,943

DoubleLine Emerging Markets Local Currency Bond Fund	—	78,416

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income, prior period adjustments, net operating losses and deconsolidation of foreign subsidiaries. For the period ended March 31, 2023, the following table shows the reclassifications made:

	Paid-in Capital	Total Distributable Earnings (Loss)

DoubleLine Total Return Bond Fund	$—	$—

DoubleLine Core Fixed Income Fund	—	—

DoubleLine Emerging Markets Fixed Income Fund	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	—	—

DoubleLine Low Duration Bond Fund	—	—

DoubleLine Floating Rate Fund	—	—

DoubleLine Shiller Enhanced CAPE®	(4)	4

DoubleLine Flexible Income Fund	—	—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	—	—

DoubleLine Long Duration Total Return Bond Fund	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	(11,722,250)	11,722,250

DoubleLine Global Bond Fund	(12,681,715)	12,681,715

DoubleLine Infrastructure Income Fund	—	—

DoubleLine Shiller Enhanced International CAPE®	—	—

DoubleLine Real Estate and Income Fund	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	—	—

DoubleLine Income Fund	128,142	(128,142)

DoubleLine Multi-Asset Trend Fund (Consolidated)	(161,848)	161,848

If a Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with such Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, each Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that a Fund may not issue a Section 19 Notice in situations where such Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit https://doubleline.com/mutual-funds/ for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Annual Report	|	March 31, 2023	159

Notes to Financial Statements (Cont.)

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,171,725,790	$10,693,301,956	1,164,437,000	$12,140,719,262	350,423,068	$3,365,689,036	257,890,354	$2,816,447,196

Class N	274,438,789	2,482,424,967	144,003,344	1,490,582,418	15,128,315	145,162,360	8,753,541	96,073,671

Class R6	53,181,967	486,371,241	87,148,406	913,287,402	6,913,054	65,426,487	2,010,732	22,004,243

Reinvested Dividends

Class I	92,280,941	838,310,245	94,495,651	982,673,465	22,599,033	214,003,885	21,473,847	235,110,490

Class N	17,775,176	160,921,176	13,102,801	136,109,853	1,355,076	12,839,905	1,227,394	13,429,621

Class R6	3,637,242	33,036,800	3,730,030	38,786,644	432,199	4,076,907	294,541	3,225,436

Shares Redeemed

Class I	(2,007,758,181)	(18,386,460,613)	(1,554,308,376)	(16,151,732,822)	(593,397,316)	(5,708,094,146)	(304,700,503)	(3,316,030,683)

Class N	(228,946,594)	(2,086,753,887)	(151,827,360)	(1,576,475,045)	(30,207,922)	(284,449,503)	(16,544,198)	(181,667,417)

Class R6	(95,210,530)	(881,263,752)	(114,667,455)	(1,199,909,175)	(3,782,783)	(35,150,784)	(2,763,397)	(30,108,101)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(718,875,400)	$(6,660,111,867)	(313,885,959)	$(3,225,957,998)	(230,537,276)	$(2,220,495,853)	(32,357,689)	$(341,515,544)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	35,747,836	$308,847,991	23,181,679	$240,533,126	583,159	$4,976,014	751,790	$7,555,200

Class N	2,051,383	17,712,348	980,525	10,299,402	—	—	—	—

Class A	—	—	—	—	6,642	56,322	227,962	2,293,646

Reinvested Dividends								—

Class I	2,241,448	19,193,620	2,011,023	20,963,355	36,349	287,790	34,382	342,332

Class N	156,692	1,341,240	137,583	1,435,450	—	—	—	—

Class A	—	—	—	—	5,715	45,287	6,932	69,020

Shares Redeemed

Class I	(53,968,673)	(467,855,618)	(26,758,538)	(274,157,815)	(1,299,111)	(10,965,859)	(717,725)	(7,233,487)

Class N	(2,924,590)	(25,382,042)	(1,392,917)	(14,420,376)	—	—	—	—

Class A	—	—	—	—	(118,444)	(1,025,818)	(101,606)	(1,024,638)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(16,695,904)	$(146,142,461)	(1,840,645)	$(15,346,858)	(785,690)	$(6,626,264)	201,735	$2,002,073

160	DoubleLine Funds Trust

March 31, 2023

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023			Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount

Shares Sold

Class I	267,961,761	$2,542,655,473	368,768,358	$3,657,779,510	6,795,806	$61,845,213		17,996,410	$171,598,717

Class N	10,474,023	99,179,098	26,931,929	267,420,370	1,209,455	11,202,825		3,331,881	31,712,621

Class R6	4,212,724	40,140,888	4,761,979	47,401,845	—	—		—	—

Reinvested Dividends

Class I	13,485,368	127,299,824	7,489,591	74,154,030	679,023	6,105,332		442,972	4,215,007

Class N	2,246,787	21,198,187	1,347,661	13,343,765	167,531	1,511,625		70,763	673,812

Class R6	34,618	326,721	16,539	163,798	—	—		—	—

Shares Redeemed

Class I	(369,014,298)	(3,497,914,542)	(303,591,671)	(3,004,292,357)	(20,563,940)	(186,026,100	)(a)	(8,326,685)	(79,083,831	)(b)

Class N	(31,124,498)	(294,996,699)	(40,201,879)	(398,200,708)	(3,891,989)	(35,340,904	)(a)	(521,809)	(4,968,171	)(b)

Class R6	(2,808,821)	(26,690,987)	(1,389,866)	(13,718,083)	—	—		—	—

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(104,532,336)	$(988,802,037)	64,132,641	$644,052,170	(15,604,114)	$(140,702,009)		12,993,532	$124,148,155

(a)	Net of redemption fees of $91,678 and $10,897 for Class I and Class N, respectively.

(b)	Net of redemption fees of $101,535 and $7,709 for Class I and Class N, respectively.

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	90,409,831	$1,248,654,538	115,473,351	$2,282,880,481	28,200,508	$242,025,623	38,179,008	$365,054,206

Class N	7,902,683	105,974,145	7,172,848	142,131,499	6,847,879	58,591,923	3,577,544	34,483,084

Class R6	489,616	7,025,998	348,931	7,200,392	11,979,759	102,537,959	13,551,162	131,434,576

Reinvested Dividends

Class I	41,224,552	517,080,043	102,604,967	1,781,433,544	3,291,714	28,201,414	2,836,585	27,208,661

Class N	3,451,900	43,469,224	8,313,803	144,381,618	523,761	4,489,741	539,813	5,174,502

Class R6	114,045	1,437,113	188,322	3,276,671	74,770	639,326	33,928	323,525

Shares Redeemed

Class I	(282,818,689)	(3,932,553,381)	(168,386,465)	(3,246,596,754)	(50,737,988)	(439,003,812)	(48,129,381)	(462,563,714)

Class N	(20,390,208)	(280,712,155)	(17,692,049)	(337,526,472)	(11,526,147)	(99,582,845)	(4,779,182)	(45,913,058)

Class R6	(880,743)	(12,163,698)	(249,177)	(5,006,610)	(9,372,890)	(79,765,162)	(1,468,447)	(13,967,986)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(160,497,013)	$(2,301,788,173)	47,774,531	$772,174,369	(20,718,634)	$(181,865,833)	4,341,030	$41,233,796

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	13,406,902	$122,332,808	10,826,309	$105,775,647	1,525,549	$11,354,482	634,743	$6,133,665

Class N	848,737	7,730,071	827,224	8,135,516	159,325	1,189,184	659,249	6,170,858

Reinvested Dividends

Class I	590,385	5,332,023	424,989	4,150,698	38,917	284,611	59,742	583,318

Class N	45,488	411,406	45,716	447,660	6,029	44,512	14,917	144,590

Shares Redeemed

Class I	(19,274,905)	(174,794,723)	(7,646,957)	(74,539,790)	(941,886)	(7,141,404)	(2,085,817)	(20,275,786)

Class N	(2,696,281)	(24,519,261)	(1,089,093)	(10,668,142)	(536,683)	(4,162,283)	(1,264,988)	(12,575,840)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(7,079,674)	$(63,507,676)	3,388,188	$33,301,589	251,251	$1,569,102	(1,982,154)	$(19,819,195)

Annual Report	|	March 31, 2023	161

Notes to Financial Statements (Cont.)

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	6,122,585	$64,461,145	6,717,451	$74,576,556	2,632,319	$21,865,746	7,288,984	$74,839,903

Class N	626,665	6,506,706	930,234	10,240,772	696	5,907	6,153	62,900

Reinvested Dividends

Class I	6,489,578	50,099,541	2,037,721	20,584,495	—	—	6,562	65,037

Class N	759,847	5,790,033	242,158	2,422,028	—	—	493	4,865

Shares Redeemed

Class I	(9,400,328)	(94,097,905)	(6,709,592)	(75,462,764)	(15,407,720)	(141,495,414)	(54,523,541)	(535,997,806)

Class N	(1,058,352)	(10,800,412)	(1,371,340)	(15,492,219)	(17,278)	(143,789)	(41,620)	(420,732)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	3,539,995	$21,959,108	1,846,632	$16,868,868	(12,791,983)	$(119,767,550)	(47,262,969)	$(461,445,833)

	DoubleLine Infrastructure Income Fund				DoubleLine Shiller Enhanced International CAPE®

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,004,157	$9,359,697	2,064,445	$21,499,281	1,560,171	$18,010,356	6,084,193	$83,296,916

Class N	7,911	71,688	188,360	1,971,059	891,840	9,726,423	544,406	7,473,663

Reinvested Dividends

Class I	43,198	389,605	71,127	733,897	189,804	2,128,990	89,869	1,214,280

Class N	1,836	16,614	24,535	254,596	27,127	306,449	11,365	154,136

Shares Redeemed

Class I	(16,759,064)	(152,586,533)	(2,364,267)	(24,453,829)	(5,189,304)	(59,135,251)	(2,104,749)	(27,792,537)

Class N	(128,821)	(1,212,811)	(954,826)	(9,397,710)	(620,058)	(7,223,427)	(566,253)	(7,757,538)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(15,830,783)	$(143,961,740)	(970,626)	$(9,392,706)	(3,140,420)	$(36,186,460)	4,058,831	$56,588,920

	DoubleLine Real Estate and Income Fund				DoubleLine Emerging Markets Local Currency Bond Fund

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	50,003	$582,103	246,548	$3,280,253	108,294	$885,160	3,982	$35,878

Class N	19,442	227,441	115,979	1,569,425	11,352	92,808	6,509	59,173

Reinvested Dividends

Class I	27,010	292,914	48,151	672,805	23,004	182,403	11,993	111,300

Class N	3,571	38,733	7,159	100,398	320	2,519	118	1,097

Shares Redeemed

Class I	(334,990)	(3,893,529)	(397,464)	(4,895,582)	(65,807)	(543,498)	(3,166)	(28,634)

Class N	(94,656)	(1,049,077)	(105,872)	(1,421,084)	(1,449)	(11,968)	(2,662)	(23,834)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(329,620)	$(3,801,415)	(85,499)	$(693,785)	75,714	$607,424	16,774	$154,980

162	DoubleLine Funds Trust

March 31, 2023

	DoubleLine Income Fund				DoubleLine Multi-Asset Trend Fund (Consolidated)

	Year Ended March 31, 2023		Year Ended March 31, 2022		Year Ended March 31, 2023		Year Ended March 31, 2022

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	4,938,495	$38,578,899	6,793,985	$62,611,780	242,165	$2,332,953	265,376	$2,768,408

Class N	764,876	6,331,745	1,642,745	15,118,733	99,558	982,674	11,742	121,199

Reinvested Dividends

Class I	303,925	2,392,781	544,221	4,986,028	248,242	2,269,903	23,161	238,454

Class N	48,549	389,110	34,982	316,591	9,202	84,198	286	2,948

Shares Redeemed

Class I	(8,917,631)	(71,151,983)	(11,620,048)	(106,170,747)	(184,450)	(1,612,083)	(53,824)	(554,483)

Class N	(1,877,788)	(14,912,008)	(477,843)	(4,367,472)	(82,483)	(736,330)	(5,836)	(60,223)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(4,739,574)	$(38,371,456)	(3,081,958)	$(27,505,087)	332,234	$3,321,315	240,905	$2,516,303

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the year ended March 31, 2023, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$431,319	$(298,485)	$132,834

DoubleLine Core Fixed Income Fund	$99,439	$(66,389)	$33,050

DoubleLine Emerging Markets Fixed Income Fund	$7,123	$(4,918)	$2,205

DoubleLine Multi-Asset Growth Fund (Consolidated)	$1,461	$(202)	$1,259

DoubleLine Low Duration Bond Fund	$78,912	$(53,588)	$25,324

DoubleLine Floating Rate Fund	$3,457	$(2,431)	$1,026

DoubleLine Shiller Enhanced CAPE®	$96,962	$(46,132)	$50,830

DoubleLine Flexible Income Fund	$10,201	$(8,692)	$1,509

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$2,980	$(2,093)	$887

DoubleLine Long Duration Total Return Bond Fund	$449	$(401)	$48

DoubleLine Strategic Commodity Fund (Consolidated)	$2,050	$(1,777)	$273

DoubleLine Global Bond Fund	$2,714	$(1,080)	$1,634

DoubleLine Infrastructure Income Fund	$4,987	$(3,475)	$1,512

DoubleLine Shiller Enhanced International CAPE®	$597	$(483)	$114

DoubleLine Real Estate and Income Fund	$323	$(95)	$228

DoubleLine Emerging Markets Local Currency Bond Fund	$210	$(75)	$135

DoubleLine Income Fund	$1,016	$(558)	$458

DoubleLine Multi-Asset Trend Fund (Consolidated)	$226	$(122)	$104

Annual Report	|	March 31, 2023	163

Notes to Financial Statements (Cont.)

9.   Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity for the year ended March 31, 2023 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Real Estate and Income Fund	DoubleLine Multi-Asset Trend Fund (Consolidated)

Average Market Value

Futures Contracts - Long	$18,691,521	$3,335,768	$(83,697)	$—	$(511,259)	$—	$—	$—	$—	$—

Futures Contracts - Short	—	—	26,767	—	453,950	—	—	—	—	—

Average Notional Balance

Excess Return Swaps			5,090,000	6,178,400,000	—	187,800,000	—	60,220,000	12,740,000	14,880,050

Interest Rate Swaps	—	—	—	—	—	—	—	—	—	—

Forward Currency Exchange Contracts	—	—	—	—	—	—	5,877,582	102,018,635	—	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option written.

Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the

164	DoubleLine Funds Trust

March 31, 2023

Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked-to-market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

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Notes to Financial Statements (Cont.)

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to- market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s NAV.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities as of March 31, 2023 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Shiller Enhanced International CAPE®	$—	$—	$(1,611,199)	$—	$(1,611,199)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$121,079,802	$121,079,802
DoubleLine Core Fixed Income Fund	—	—	—	18,586,666	18,586,666
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	164,361	(8,527)	10,016	165,850
DoubleLine Long Duration Total Return Bond Fund	—	—	—	681,548	681,548
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$7,064	$505,355	$—	$—	$512,419
DoubleLine Shiller Enhanced CAPE®	—	(69,105,032)	—	—	(69,105,032)
DoubleLine Strategic Commodity Fund (Consolidated)	(2,371,000)	—	—	—	(2,371,000)
DoubleLine Shiller Enhanced International CAPE®	—	2,203,436	—	—	2,203,436
DoubleLine Real Estate and Income Fund	—	(1,691,389)	—	—	(1,691,389)
DoubleLine Multi-Asset Trend Fund (Consolidated)	(916,029)	(513,196)	—	—	(1,429,225)

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The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2023 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$(390,775)	$—	$(390,775)
DoubleLine Shiller Enhanced International CAPE®	—	—	(11,883,109)	—	(11,883,109)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(43,070,191)	$(43,070,191)
DoubleLine Core Fixed Income Fund	—	—	—	(350,127)	(350,127)
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	(525,351)	(139,951)	287,139	(378,163)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	(4,213,803)	(4,213,803)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$259	$(1,203,886)	$—	$—	$(1,203,627)
DoubleLine Shiller Enhanced CAPE®	—	(696,781,675)	—	—	(696,781,675)
DoubleLine Strategic Commodity Fund (Consolidated)	(12,001,105)	—	—	—	(12,001,105)
DoubleLine Shiller Enhanced International CAPE®	—	537,084	—	—	537,084
DoubleLine Real Estate and Income Fund	—	53,267	—	—	53,267
DoubleLine Multi-Asset Trend Fund (Consolidated)	(145,230)	(57,615)	—	—	(202,845)
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Global Bond Fund	$—	$—	$43,848	$—	$43,848
DoubleLine Shiller Enhanced International CAPE®	—	—	6,801,680	—	6,801,680
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$121,079,802	$121,079,802
DoubleLine Core Fixed Income Fund	—	—	—	18,586,666	18,586,666
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	(514,781)	(8,527)	(132,344)	(655,652)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	564,162	564,162
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$7,064	$631,204	$—	$—	$638,268
DoubleLine Shiller Enhanced CAPE®	—	(317,959,148)	—	—	(317,959,148)
DoubleLine Strategic Commodity Fund (Consolidated)	(18,086,969)	—	—	—	(18,086,969)
DoubleLine Shiller Enhanced International CAPE®	—	(1,270,710)	—	—	(1,270,710)
DoubleLine Real Estate and Income Fund	—	(3,400,710)	—	—	(3,400,710)
DoubleLine Multi-Asset Trend Fund (Consolidated)	(918,086)	(513,196)	—	6,958	(1,424,324)

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2023, the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$522,514	$(10,095)	$512,419	$(193,578)	$(280,000)	$38,841

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Notes to Financial Statements (Cont.)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$10,095	$(10,095)	$—	$—	$—	$—

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$79,617,633	$(79,617,633)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$148,722,665	$(79,617,633)	$69,105,032	$(69,105,032)	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$47,641	$(47,641)	$—	$—	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$2,418,641	$(47,641)	$2,371,000	$(2,371,000)	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$379,964	$(231,856)	$148,108	$(148,108)	$—	$—

Swap Contracts	2,203,436	—	2,203,436	(1,798,714)	—	404,722

	$2,583,400	$(231,856)	$2,351,544	(1,946,811)	$—	$404,722

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March 31, 2023

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$1,991,163	$(231,856)	$1,759,307	$(1,574,356)	$—	$184,951

DoubleLine Real Estate and Income Fund

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$1,691,389	$—	$1,691,389	$(1,691,389)	$—	$—

DoubleLine Multi-Asset Trend Fund (Consolidated)

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$1,429,225	$—	$1,429,225	$(1,429,225)	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjusted periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (LIBOR) or the Secured Overnight Financing Rate (SOFR) and secondarily, the prime rate offered by one or more major United States banks (the Prime Rate). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.

Securities purchased on a delayed delivery basis are marked-to-market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund, (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $50,000,000 credit facility. Borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%.

State Street Bank and Trust Company has made available to the DoubleLine Emerging Markets Local Currency Bond Fund an uncommitted $30,000,000 credit facility with an annual non-refundable facility fee of $50,000. Under the terms of the credit

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Notes to Financial Statements (Cont.)

facility, borrowings are limited to 15% of the Fund’s total assets. Borrowings under this credit facility bear interest at 0.10% plus 1.25% plus the greater of the Federal Funds Rate or the Overnight Bank Funding Rate as in effect on that day.

For the year ended March 31, 2023, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$4,050,136	$16,594,000	$37,903	$—	4.74%

DoubleLine Floating Rate Fund	$5,695,000	$6,442,000	$4,313	$60,130	6.82%

DoubleLine Shiller Enhanced CAPE®	$6,178,000	$11,654,000	$3,044	$—	5.90%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$3,544,902	$14,554,000	$32,242	$—	5.24%

DoubleLine Long Duration Total Return Bond Fund	$1,832,000	$2,891,000	$1,042	$—	3.83%

DoubleLine Infrastructure Income Fund	$1,825,714	$2,571,000	$1,546	$—	5.33%

DoubleLine Shiller Enhanced International CAPE®	$4,644,429	$6,443,000	$4,051	$—	4.77%

DoubleLine Income Fund	$2,067,000	$4,865,000	$3,027	$—	4.95%

13.  Significant Shareholder Holdings

As of March 31, 2023, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	1,055,980	96%	95%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,584	43%	95%

DoubleLine Real Estate and Income Fund - Class I	564,787	69%	63%

DoubleLine Real Estate and Income Fund - Class N	11,399	13%	63%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class I	1,195,306	74%	73%

DoubleLine Multi-Asset Trend Fund (Consolidated) - Class N	12,012	26%	73%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

14.  To-Be-Announced Securities

The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage- backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Fund’s exposure to interest rate risk and could also expose the Fund to counterparty default risk. In order to mitigate counterparty default risk, the Fund only enters TBAs with counterparties for which the risk of default is determined to be remote.

15.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

active management risk:  the risk that a Fund will fail to meet its investment objective and that the Fund’s investment performance will depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, and/or investments that perform poorly or underperform other asset classes, sectors, underlying funds, and/or available

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investments. Any given investment strategy may fail to produce the intended results, and Fund’s portfolio may underperform other comparable funds because of portfolio management decisions related to, among other things, the selection of investments, portfolio construction, risk assessments, and/or the outlook on market trends and opportunities.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting supply, demand and/or other market fundamentals with respect to a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy sector, industrial metals precious metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information (“Confidential Information”) by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

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Notes to Financial Statements (Cont.)

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

°

London Interbank Offered Rate (“LIBOR”) phase out/transition risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in relation to payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. LIBOR is currently in the process of being phased out. The transition from LIBOR and the terms of any replacement rate(s), including, for example, a secured overnight financing rate (“SOFR”) or another rate based on SOFR, may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. There are significant differences between LIBOR and SOFR, such as LIBOR being an unsecured lending rate while SOFR is a secured lending rate. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of the U.S. dollar LIBOR settings on a representative basis after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments

172	DoubleLine Funds Trust

March 31, 2023

financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (i) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlement of transactions, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its

Annual Report	|	March 31, 2023	173

Notes to Financial Statements (Cont.)

investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of its shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses. To the extent the Adviser determines to invest Fund assets in other investment companies, the Adviser will have an incentive to invest in other DoubleLine funds over investment companies sponsored or managed by others and to maintain such investments once made due to its own financial interest in those products and other business considerations.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR (or any comparable successor or alternative benchmark), may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level may appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity

174	DoubleLine Funds Trust

March 31, 2023

in the bond markets or adverse investor sentiments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of a Fund’s investments may become highly illiquid. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has been raising interest rates from historically low levels and may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of a Fund’s holdings to decrease.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to a Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, a Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local, regional, and general market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code, or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

Annual Report	|	March 31, 2023	175

Notes to Financial Statements (Cont.)

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase a Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

tax risk:  in order to qualify as a regulated investment company under the Internal Revenue Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

16.  Recently Issued Accounting Pronouncements

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Funds’ financial statements.

17.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

176	DoubleLine Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of each of the eighteen funds indicated in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eighteen of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund

DoubleLine Total Return Bond Fund(1)

DoubleLine Core Fixed Income Fund(1)

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®(1)

DoubleLine Flexible Income Fund(1)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

(1)	Schedule of Investments—Summary

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

Annual Report	|	March 31, 2023	177

Report of Independent Registered Accounting Firm  (Cont.)

evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 22, 2023

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Los Angeles, California 90017

T: (213) 356 6000, www.pwc.com/us

178	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) March 31, 2023

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2022 through March 31, 2023. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by the funds’ transfer agent, U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services). Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for 90 days or less in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Actual				Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value		Ending Account Value at 3/31/23		Expenses Paid During Period(a)(b)		Ending Account Value at 3/31/23		Expenses Paid During Period(a)(b)

DoubleLine Total Return Bond Fund	Class I	0.50%		$1,000		$1,032		$2.53		$1,022		$2.52

	Class N		0.75%		$1,000		$1,031		$3.80		$1,021		$3.78

	Class R6		0.44%		$1,000		$1,033		$2.23		$1,023		$2.22

DoubleLine Core Fixed Income Fund	Class I	0.44%		$1,000		$1,048		$2.25		$1,023		$2.22

	Class N		0.69%		$1,000		$1,046		$3.52		$1,021		$3.48

	Class R6		0.41%		$1,000		$1,048		$2.09		$1,023		$2.07

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.92%		$1,000		$1,085		$4.78		$1,020		$4.63

	Class N		1.17%		$1,000		$1,085		$6.08		$1,019		$5.89

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	1.06%		$1,000		$1,126		$5.62		$1,020		$5.34

	Class A		1.31%		$1,000		$1,125		$6.94		$1,018		$6.59

DoubleLine Low Duration Bond Fund	Class I	0.43%		$1,000		$1,030		$2.18		$1,023		$2.17

	Class N		0.68%		$1,000		$1,028		$3.44		$1,022		$3.43

	Class R6		0.39%		$1,000		$1,030		$1.97		$1,023		$1.97

Annual Report	|	March 31, 2023	179

Shareholder Expenses (Cont.)

					Actual				Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio(b)	Beginning Account Value		Ending Account Value at 3/31/23		Expenses Paid During Period(a)(b)		Ending Account Value at 3/31/23		Expenses Paid During Period(a)(b)

DoubleLine Floating Rate Fund	Class I	0.72%		$1,000		$1,056		$3.69		$1,021		$3.63

	Class N		0.97%		$1,000		$1,055		$4.97		$1,020		$4.89

DoubleLine Shiller Enhanced CAPE®	Class I	0.56%		$1,000		$1,138		$2.98		$1,022		$2.82

	Class N		0.81%		$1,000		$1,136		$4.31		$1,021		$4.08

	Class R6		0.51%		$1,000		$1,139		$2.72		$1,022		$2.57

DoubleLine Flexible Income Fund	Class I	0.74%		$1,000		$1,028		$3.74		$1,021		$3.73

	Class N		1.00%		$1,000		$1,028		$5.06		$1,020		$5.04

	Class R6		0.70%		$1,000		$1,030		$3.54		$1,021		$3.53

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%		$1,000		$1,042		$3.00		$1,022		$2.97

	Class N		0.84%		$1,000		$1,040		$4.27		$1,021		$4.23

DoubleLine Long Duration Total Return Bond Fund	Class I	0.50%		$1,000		$1,042		$2.55		$1,022		$2.52

	Class N		0.75%		$1,000		$1,041		$3.82		$1,021		$3.78

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.04%		$1,000		$1,044		$5.30		$1,020		$5.24

	Class N		1.29%		$1,000		$1,042		$6.57		$1,018		$6.49

DoubleLine Global Bond Fund	Class I	0.60%		$1,000		$1,068		$3.09		$1,022		$3.02

	Class N		0.86%		$1,000		$1,067		$4.43		$1,021		$4.33

DoubleLine Infrastructure Income Fund	Class I	0.57%		$1,000		$1,051		$2.92		$1,022		$2.87

	Class N		0.82%		$1,000		$1,050		$4.19		$1,021		$4.13

DoubleLine Shiller Enhanced International CAPE®	Class I	0.61%		$1,000		$1,282		$3.47		$1,022		$3.07

	Class N		0.86%		$1,000		$1,281		$4.89		$1,021		$4.33

DoubleLine Real Estate and Income Fund	Class I	0.65%		$1,000		$1,049		$3.32		$1,022		$3.28

	Class N		0.90%		$1,000		$1,049		$4.60		$1,020		$4.53

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.90%		$1,000		$1,116		$4.75		$1,020		$4.53

	Class N		1.15%		$1,000		$1,113		$6.06		$1,019		$5.79

DoubleLine Income Fund	Class I	0.65%		$1,000		$1,000		$3.24		$1,022		$3.28

	Class N		0.90%		$1,000		$999		$4.48		$1,020		$4.53

DoubleLine Multi-Asset Trend Fund (Consolidated)	Class I	0.38%		$1,000		$898		$1.80		$1,023		$1.92

	Class N		0.63%		$1,000		$898		$2.98		$1,022		$3.18

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

180	DoubleLine Funds Trust

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2023

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Selective Credit Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Multi-Asset Trend Fund

DoubleLine Multi-Asset Trend Ltd.

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting held in February 2023 (the “February Meeting”), the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” or “Management” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the relevant information provided to the Trustees, including information provided for their consideration at their February Meeting and at meetings held in preparation for the February Meeting with management and representatives of Strategic Insight, an independent third-party provider of investment company data (“Strategic Insight”), and additional information requested by the Independent Trustees. The Independent Trustees also met outside the presence of management prior to the February Meeting to consider the materials and information related to the proposed continuation of the Advisory Agreements.

The Trustees also meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the fees and expenses of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive or controlling. In all their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors,

Annual Report	|	March 31, 2023	181

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and market volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including, among others, Mr. Jeffrey Gundlach, and the strong historical investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”) that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended October 31, 2022, against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. In preparation for the February Meeting, the Independent Trustees met with Strategic Insight representatives twice to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and selecting the peer groups used within those reports, and the considerations for evaluating the comparative information presented in those reports. The Independent Trustees also considered the information Strategic Insight provided regarding the challenges Strategic Insight encountered in assembling appropriate peer groups for a number of the Funds due to, among other factors, the limited number of possible peer funds with substantially similar principal investment strategies, investment approaches and/or advisory fee structures for certain of the Funds. Where applicable, the Trustees also received information from DoubleLine, including regarding factors to consider in evaluating a Fund’s performance relative to its peer groups and the factors that contributed to the underperformance of certain Funds relative to their peer groups or benchmark indices.

In respect of the open-end Funds, the Trustees considered generally Management’s description of investment conditions in the fixed-income markets in recent years and their effects on the Funds. Management noted that, in the period following the height of the COVID-19 pandemic, the rapid increase in interest rates, followed by the actions of the Federal Reserve Board to counteract inflationary pressures, had a significant adverse effect on the values of outstanding debt securities. Management noted that this was particularly the case in respect of many of the mortgage-backed and other asset-backed securities in which many of the Funds invest. The Trustees considered Management’s statements that these developments hurt both the absolute and relative performance records of many of the Funds, but that the performance of many of those Funds has improved in more recent periods.

The Trustees considered that a number of the open-end Funds achieved performance at levels above the medians of their peers for the three-year period ended October 31, 2022. Those Funds included DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Infrastructure Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Shiller Enhanced International CAPE® and DoubleLine Selective Credit Fund. In addition, the Trustees noted that a number of Funds had experienced performance at levels below the medians of their peers for the three-year period ended October 31, 2022, but their performance had improved to levels above their peer group medians for the one-year period ended the same date. Those Funds included DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, and DoubleLine Long Duration Total Return Bond Fund. The Trustees noted improvements in the performance of DoubleLine Strategic Commodity Fund and DoubleLine Global Bond Fund, whereby each Fund was in the fourth comparative quartile for the three-year period and in the second quartile for the one-year period. In addition, the Trustees considered that DoubleLine Income Fund, which had been in the fourth comparative quartile for the three-year period, performed for the one-year period at the 60th comparative percentile, which represented substantial improvement in the Fund’s performance. The Trustees determined that the performance of each of those Funds supported the continuation of the Advisory Agreements.

With respect to DoubleLine Shiller Enhanced CAPE®, the Trustees considered Management’s statement that recent periods have been highly unusual in that the performance of both fixed-income and equity securities have been significantly adversely affected by market factors. Management noted that, because the Fund has approximately equal exposures to both fixed-income and equity securities, its performance had been affected particularly adversely over the period. The Trustees considered Management’s view that the Fund might be expected to experience a significant improvement in performance as one or both of those markets recover. With respect to DoubleLine Multi-Asset Growth Fund, the Trustees considered similarly that the Fund’s exposure to both fixed-income and equity securities had resulted in significant underperformance in recent periods, and that the Fund’s typically large exposure to fixed-income securities compared to peer funds had affected its comparative performance significantly. With respect to DoubleLine Multi-Asset Trend Fund, the Trustees considered the Fund’s limited operating history and noted that it was important to provide the Fund’s portfolio management team sufficient time to establish a longer performance history.

182	DoubleLine Funds Trust

(Unaudited) March 31, 2023

With respect to DoubleLine Real Estate and Income Fund, the Trustees considered that the Fund has very few assets and that DoubleLine was receiving no management fee from the Fund but rather was subsidizing its expenses.

On the basis of all of these factors, the Trustees determined that the historical performance records of the Funds, and the factors cited by Management in respect of underperforming Funds, were consistent with the continuance of the Advisory Agreement(s) for each of the Funds

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses relative to their expense peer groups. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers, but rather seeks to set fees at a competitive level that reflects DoubleLine’s demonstrated significant expertise and experience in the investment strategies that if offers.

The Trustees considered the expenses of each of the open-end Funds. They noted that all but six of the Funds had net total expense ratios at or below the medians of their peers. They noted that each of the six Funds with net total expense ratios above their peer medians (DoubleLine Total Return Bond Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Flexible Income Fund) had net total expense ratios within three basis points of the medians. They noted that DoubleLine Infrastructure Income Fund had a net total expense ratio slightly above the peer medians with respect to two of the peer groups presented by Strategic Insight and that the Fund had a net total expense ratio below the median for one of the peer groups presented by Strategic Insight. Similarly, the Trustees noted that the large majority of the Funds paid net advisory fees below the medians of their peer groups. Two of the Funds, DoubleLine Core Fixed Income Fund and DoubleLine Low Duration Bond Fund, whose net advisory fees were 2.9 and 1.6 basis points above their peer medians, respectively, nonetheless incurred net total expenses at rates lower than their peers. DoubleLine Total Return Bond Fund paid net advisory fees at a rate 5 basis points above its peer median, but incurred net total expenses at a rate close to its peer median. DoubleLine Strategic Commodity Fund, whose net advisory fee was 17.1 basis points above its peer median, incurred net total expenses at a rate equal to the peer median. The remaining two of those Funds, DoubleLine Emerging Markets Fixed Income Fund and DoubleLine Flexible Income Fund, paid net advisory fees at a rate 9 basis points above their peer medians, but incurred net total expenses at rates close to their peer medians, 2.8 basis points and 1 basis point, respectively, above the peer medians. The Trustees determined that neither the net advisory fees nor the net total expense ratios of any of the Fund appeared, on the basis of all of the information available to them, unreasonable or such as to call into question the continuation of the Funds’ Advisory Agreements.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreements for the proposed additional one-year term.

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ performance records and net management fees and net total expenses, based on each Fund’s net assets (excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets (including the principal amount of borrowings). The Trustees considered DoubleLine’s statement that the recent volatility in fixed-income markets had had a significant adverse effect on the performance of the closed-end funds, and the reasons why that volatility had caused the Funds to underperform many or most of their peers. (References to a Fund’s net total expense ratio below are to that ratio excluding investment related expenses, such as interest on leverage.)

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that the Fund’s net total expense ratio (excluding investment related expenses) was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was above, though near, the median of its expense group on both a net assets and a total managed assets basis. The Trustees considered DoubleLine’s statement that, although the Fund has outperformed its benchmark index and a number of its peer funds over various periods in the past, the Fund’s recent underperformance due to the recent market volatility has had the effect of reducing the Fund’s average annual returns compared to peers and the benchmark over longer time periods. The Trustees considered DoubleLine’s description of the factors leading to the Fund’s substantial underperformance in recent periods, its confirmation that it has remained consistent in its approach to managing the Fund, and factors that lead DoubleLine to expect improved performance in coming periods.

As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fees were in the second quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis. The Trustees also noted that DBL’s net total expense ratio was shown in the Strategic Insight Report to be in the third quartile of the Fund’s expense group on a net assets basis and in the fourth quartile of the expense group on a total managed assets basis.

Annual Report	|	March 31, 2023	183

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

In no case were the Fund’s net management fees or net total expenses the highest among its peers. The Trustees considered DoubleLine’s statement that, although the Fund performed in the fourth quartile for the three- and five-year periods, the Fund’s performance improved for the one-year period, with the Fund performing in the third-quartile of its Morningstar peer group. The Trustees also noted that the Fund outperformed its benchmark index for the one-, three-, and five-year periods shown in the Strategic Insight Report. The Trustees considered DoubleLine’s description of the factors leading to the Fund’s substantial underperformance and factors that have led to the recent improvement of the Fund’s relative perfomance and to DoubleLine’s expectation that performance will continue to improve.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted that DLY was only relatively recently organized and that it has only a limited operating history. The Trustees noted that while the Fund performed in the fourth quartile for the one-year period of its Morningstar peer group, it outperformed its benchmark index for the one-year period shown in the Strategic Insight Report and for the life of the Fund. They considered the factors cited by DoubleLine for the Fund’s underperformance, including in particular the high level of volatility in fixed-income markets in the periods since the Fund’s organization. In considering the fees and expenses of the Fund, the Trustees took into account DoubleLine’s statement that the Fund’s terms at its initial offering differed from many closed-end funds that came to market before it in that DoubleLine, as the Fund’s sponsor, bore all of the Fund’s initial organizational and offering expenses and that the Fund has a limited life, and that funds offered pursuant to such arrangements tend to pay higher advisory fees than funds whose sponsors do not bear those organizational and offering expenses and the related risks. The Trustees considered that Strategic Insight had developed an expense group comprising Funds with similar fee and expense arrangements. The Trustees noted that the Fund’s net advisory fees, though above the median of its peers both on a net assets and a total managed assets basis, was not the highest of its expense group. The Trustees considered similarly that the Fund’s net total expense ratio was above the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though not the highest of its expense group.

The Trustees noted that each of DSL, DBL, and DLY had employed leverage during some or all of the periods shown in the Strategic Insight Reports, and considered information from DoubleLine that they receive quarterly showing that each Fund earned a positive spread on its investment leverage, after taking into account any expenses related to the leverage, including incremental management fees.

As to all of the open- and closed-end Funds, Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, derivatives risk management services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire the necessary personnel and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods to continue to provide services of the same nature and quality as DoubleLine has historically provided to the Funds.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine also bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others

184	DoubleLine Funds Trust

(Unaudited) March 31, 2023

generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a sub-adviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account, among other things, information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation program, which is comprised of several components, including base salary, discretionary bonus and potential equity participation in DoubleLine, enables DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered in this respect information provided by DoubleLine regarding its reinvestment in its business to accommodate changing regulatory requirements and to maintain its ability to provide high-quality services to the Funds.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained competitively priced. The Trustees separately noted that DoubleLine had agreed to continue in place the expense limitation arrangements for a number of the Funds at current levels for an additional one-year period, with the prospect of recouping any waived fees or reimbursed expenses at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. Based on these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DSL, DBL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DSL, DBL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement(s); that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Annual Report	|	March 31, 2023	185

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2023

The Funds have adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that a Fund is unable to meet its redemption obligations timely and supporting each Fund’s compliance with its limits on investments in illiquid assets. For the fiscal year ended March 31, 2023, the program administrator determined that the program supported each Fund’s ability to meet reasonably foreseeable redemption requests, reduced the risk of significant dilution from redemptions and supported the Adviser’s management of each Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of a Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

186	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) March 31, 2023

For the fiscal year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $459,750 for single individuals and $517,200 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	2.83%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2023 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	1.78%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

Annual Report	|	March 31, 2023	187

Federal Tax Information (Cont.)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2023 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Real Estate and Income Fund	0.00%

DoubleLine Emerging Markets Local Currency Bond Fund	0.00%

DoubleLine Income Fund	0.00%

DoubleLine Multi-Asset Trend Fund (Consolidated)	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2023 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	85.61%

DoubleLine Emerging Markets Fixed Income Fund	9.94%

DoubleLine Multi-Asset Growth Fund (Consolidated)	72.33%

DoubleLine Low Duration Bond Fund	66.05%

DoubleLine Floating Rate Fund	97.31%

DoubleLine Shiller Enhanced CAPE®	75.28%

DoubleLine Flexible Income Fund	65.92%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	18.33%

DoubleLine Long Duration Total Return Bond Fund	100.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.68%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	55.46%

DoubleLine Shiller Enhanced International CAPE®	71.13%

DoubleLine Real Estate and Income Fund	78.99%

DoubleLine Emerging Markets Local Currency Bond Fund	4.52%

DoubleLine Income Fund	79.32%

DoubleLine Multi-Asset Trend Fund (Consolidated)	3.77%

188	DoubleLine Funds Trust

(Unaudited) March 31, 2023

For the fiscal year ended March 31, 2023, each Fund earned foreign source income and paid foreign taxes, which each intend to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid

DoubleLine Emerging Markets Fixed Income Fund	482,635	10,054

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	|	March 31, 2023	189

Trustees and Officers	(Unaudited) March 31, 2023

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	22	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	22	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	22	Independent Trustee, DoubleLine ETF Trust (an open-end investment company with 2 portfolios). Independent Trustee, Advisors Series Trust (an open-end investment company with 35 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	19	Interested Trustee, DoubleLine ETF Trust

Ronald R. Redell, 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer of DoubleLine Yield Opportunities Fund (since November 2019); Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	22	Interested Trustee, DoubleLine ETF Trust

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com.

190	DoubleLine Funds Trust

(Unaudited) March 31, 2023

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013). Formerly, Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistice Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017);

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2021 and Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Income Solutions Fund (since July 2018); Secretary, DoubleLine Opportunistic Credit Fund (since July 2018); Secretary, DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/ Since Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions* Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Annual Report	|	March 31, 2023	191

Trustees and Officers (Cont.)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018);

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017);

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020) Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, Vice President, DoubleLine Funds Trust (since January 2020); DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018).

Jose Sarmenta, 1975	Anti-Money Laundering Officer		Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019);

(1) The address of each officer is c/o DoubleLine Funds, 2002 North Tampa Street, Tampa, FL 33602.

192	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) March 31, 2023

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC’s website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of each month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	|	March 31, 2023	193

Privacy Policy	(Unaudited) March 31, 2023

What Does Doubleline Do With Your Personal Information?

This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, discloses, and protects your personal information, and how you might choose to limit our ability to disclose certain information about you. Please read this notice carefully.

Why We Need Your Personal Information

All financial companies need to disclose customers’ personal information to run their everyday businesses, to appropriately tailor the services offered (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information We May Collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where We Obtain Your Personal Information

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any DoubleLine investment account, including information provided when effecting wire transfers.

Information Collected From Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google.com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

194	DoubleLine Funds Trust

(Unaudited) March 31, 2023

How And Why We May Disclose Your Information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may disclose information to an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by contacting us at Privacy@DoubleLine.com or at 1 (800) 285- 1545. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. We do not share your information to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice Related To The California Consumer Privacy Act (CCPA) And To “Natural Persons” Residing In The State Of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers and consumers is covered under the Gramm-Leach-Bliley Act (“GLBA”) and is therefore excluded from the scope of the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, “CCPA”).

However, for California residents who are not DoubleLine customers or consumers, as those terms are defined by GLBA, the personal information we collect about you is subject to the CCPA. As such, you have privacy rights with respect to your personal information. Please review the following applicable California privacy notice that is available at https://www.doubleline.com, or by contacting us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

CA Privacy Notice for Website Visitors, Media Subscribers and Business Representatives

CA Privacy Notice for Employees

Notice To “Natural Persons” Residing In The European Economic Area (The “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Notice To Investors In Cayman Islands Investment Funds

If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.

Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Privacy For Children

DoubleLine is concerned about the privacy of children. Our website and our services are not targeted at individuals under 18 years of age, and we do not knowingly collect any personal information from an individual under 18. If we learn that a child under the

Annual Report	|	March 31, 2023	195

Privacy Policy (Cont.)

age of 13 (or such higher age as required by applicable law) has submitted personally identifiable information online without parental consent, we will take all reasonable measures to delete such information from its databases and to not use such information for any purpose (except where necessary to protect the safety of the child or others as required or allowed by law). If you become aware of any personally identifiable information, we have collected from children under 13 (or such higher age as required by applicable law), please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545. We do not sell or share any personal information and have no actual knowledge about selling or sharing personal information of individuals under the age of 16.

Retention Of Personal Information And Security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To And Control Of Your Personal Information

Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545.

Changes To Doubleline’s Privacy Policy

DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of such changes in accordance with applicable law.

196	DoubleLine Funds Trust

Investment Advisers:

DoubleLine Capital LP and DoubleLine Alternatives LP

2002 North Tampa Street

Suite 200

Tampa, FL 33602

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-DFT

DoubleLine || 2002 North Tampa Street, Suite 200 || Tampa, FL 33602 || (813) 791-7333

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2023	FYE 3/31/2022
(a) Audit Fees	$1,152,812	$1,045,350
(b) Audit-Related Fees	$900	$900
(c) Tax Fees	$267,824	$267,824
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2023	FYE 3/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2023	FYE 3/31/2022
Registrant	$267,824	$267,824
Registrant’s Investment Adviser	$338,535	$1,411,398

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant’s who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund’s, DoubleLine Core Fixed Income Fund’s, DoubleLine Shiller Enhanced CAPE’s, and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

March 31, 2023

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.6%
3,596,243	AASET Ltd., Series 2018-1A-B	5.44	% (b)(h)	01/16/2038	1,932,312
12,939,019	AASET Ltd., Series 2020-1A-A	3.35	% (h)	01/16/2040	10,696,208
12,950,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94	% (h)	08/15/2046	11,443,300
11,550,000	Aligned Data Centers Issuer LLC, Series 2021-1A-B	2.48	% (h)	08/15/2046	10,012,292
2,097,609	Aqua Finance Trust, Series 2017-A-A	3.72	% (h)	11/15/2035	2,072,126
21,285,000	Bojangles Issuer LLC, Series 2020-1A-A2	3.83	% (h)	10/20/2050	19,468,855
3,037,906	Business Jet Securities LLC, Series 2020-1A-A	2.98	% (h)	11/15/2035	2,886,214
9,812,500	Cajun Global LLC, Series 2021-1-A2	3.93	% (h)	11/20/2051	8,456,336
13,718,250	CAL Funding Ltd., Series 2020-1A-A	2.22	% (h)	09/25/2045	12,199,844
15,000,000	CANON, Series 2021-0001	3.50	% (b)	11/05/2023	14,925,000
20,064,605	Carbon Level Mitigation Trust, Series 2021-3-CERT	2.01	% (a)(h)	09/08/2051	15,857,218
12,508,841	Castlelake Aircraft Structured Trust, Series 2017-1R-A	2.74	% (h)	08/15/2041	11,297,435
12,976,250	CLI Funding LLC, Series 2020-1A-A	2.08	% (h)	09/18/2045	11,454,975
33,086,347	CLMTE, Series 2022-3	0.23	% (h)	11/21/2052	24,071,508
12,059,288	Coinstar Funding LLC, Series 2017-1A-A2	5.22	% (h)	04/25/2047	9,289,548
2,572,743	Commonbond Student Loan Trust, Series 2016-A-A1	3.32	% (h)	05/25/2040	2,430,133
4,129,132	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61	% (h)	10/15/2026	4,017,546
39,300,000	DataBank Issuer, Series 2021-1A-A2	2.06	% (h)	02/27/2051	34,929,329
31,000,000	DataBank Issuer, Series 2021-2A-A2	2.40	% (h)	10/25/2051	27,026,730
3,350,000	DataBank Issuer, Series 2021-2A-B	2.79	% (h)	10/25/2051	2,890,413
28,390,625	DB Master Finance LLC, Series 2021-1A-A23	2.79	% (h)	11/20/2051	23,008,648
6,000,000	Diamond Issuer, Series 2021-1A-B	2.70	% (h)	11/20/2051	5,048,792
17,945,304	Dividend Solar Loans LLC, Series 2019-1-A	3.67	% (h)	08/22/2039	16,222,289
29,593,478	ECAF Ltd., Series 2015-1A-A2	4.95	% (h)	06/15/2040	19,247,569
2,321,111	Falcon Aerospace Ltd., Series 2017-1-A	4.58	% (h)	02/15/2042	2,044,351
1,864,706	Foundation Finance Trust, Series 2019-1A-A	3.86	% (h)	11/15/2034	1,831,402
10,366,921	GAIA Aviation Ltd., Series 2019-1-A	3.97	% (h)(k)	12/15/2044	8,743,918
24,105,776	Global SC Finance SRL, Series 2020-1A-A	2.17	% (h)	10/17/2040	21,893,379
2,262,738	HERO Funding Trust, Series 2016-3A-A2	3.91	% (h)	09/20/2042	2,145,551
5,984,705	HERO Funding Trust, Series 2016-4A-A2	4.29	% (h)	09/20/2047	5,745,081
14,150,479	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72	% (h)	07/15/2039	12,008,351
37,240,000	Jack in the Box Funding LLC, Series 2019-1A-A23	4.97	% (h)	08/25/2049	33,996,344
5,508,375	Jersey Mike’s Funding, Series 2019-1A-A2	4.43	% (h)	02/15/2050	5,134,378
20,812,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (h)	07/30/2047	19,553,607
8,798,013	JOL Air Ltd., Series 2019-1-A	3.97	% (h)	04/15/2044	7,402,551
57,592,803	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30	% (h)	01/15/2042	47,306,325
1,583,754	Loanpal Solar Loan Ltd., Series 2021-1GS-B	2.84	% (h)	01/20/2048	1,196,527
12,538,765	Lunar Aircraft Ltd., Series 2020-1A-A	3.38	% (h)	02/15/2045	10,875,047
1,123,100	Lunar Structured Aircraft Portfolio Notes, Series 2021-1-B	3.43	% (h)	10/15/2046	938,944
33,020,775	ME Funding LLC, Series 2019-1-A2	6.45	% (h)	07/30/2049	32,393,595
13,599,582	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82	% (h)	06/22/2043	12,645,600
8,122,100	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% (h)	06/22/2043	7,611,283
10,571,401	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20	% (h)	02/22/2044	9,865,094
1,759,933	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37	% (h)	12/21/2043	1,659,125
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91	% (h)	12/16/2058	21,780,547
11,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13	% (h)	12/15/2059	10,035,578
11,868,303	Navigator Aircraft Ltd., Series 2021-1-B	3.57	% (h)(k)	11/15/2046	9,914,804
14,491,875	Neighborly Issuer LLC, Series 2021-1A-A2	3.58	% (h)	04/30/2051	12,368,788
3,819,751	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46	% (h)	02/15/2027	3,794,695
35,104,992	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97	% (h)	06/15/2044	30,571,112
12,529,125	Primrose Funding LLC, Series 2019-1A-A2	4.48	% (h)	07/30/2049	11,790,860
29,581,274	Project Silver, Series 2019-1-A	3.97	% (h)	07/15/2044	25,222,473
168,817	Prosper Pass-Thru Trust, Series 2019-ST1-A	4.50	% (h)	07/15/2025	169,132
30,632,333	Purewest Funding LLC, Series 2021-1-A1	4.09	% (h)	12/22/2036	29,254,810
14,114,446	Raptor Aircraft Finance LLC, Series 2019-1-A	4.21	% (h)	08/23/2044	11,413,519
37,913,988	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	34,035,463
7,442,050	Renew, Series 2017-2A-A	3.22	% (h)	09/22/2053	6,378,367
36,846,202	Research-Driven Pagaya Motor Asset Trust, Series 2021-2A-A	2.65	% (h)	03/25/2030	32,783,909
36,515,965	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (h)	03/15/2040	30,240,660
9,351,338	Sapphire Aviation Finance Ltd., Series 2020-1A-B	4.34	% (h)	03/15/2040	6,497,114
17,705,625	SEB Funding LLC, Series 2021-1A-A2	4.97	% (h)	01/30/2052	15,552,734
4,076,800	ServiceMaster Funding LLC, Series 2020-1-A2II	3.34	% (h)	01/30/2051	3,234,605
20,622,318	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% (h)	10/15/2042	16,933,068
2,571,075	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-C	1.95	% (h)	09/20/2038	2,327,127
3,085,290	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-D	3.23	% (h)	09/20/2038	2,789,408
5,313,041	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%)	5.16%		06/15/2039	4,945,253
4,111,384	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%)	5.14%		12/15/2039	3,810,348
49,354,029	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25	% (h)	08/15/2030	47,053,539
500,000	SoFi Alternative Consumer Loan Program, Series 2021-2-R1	0.00	% (b)(h)(i)	08/15/2030	10,102,557
13,196,524	SoFi Alternative Trust, Series 2021-1-PT2	9.72	% (a)(h)	05/25/2030	12,996,293
54,655,798	SoFi Alternative Trust, Series 2021-3-A	1.50	% (h)	11/15/2030	51,968,809
950,000	SoFi Alternative Trust, Series 2021-3-R1	0.00	% (b)(h)(i)	11/15/2030	24,125,927
20,000,000	SoFi Professional Loan Program LLC, Series 2017-E-B	3.49	% (h)	11/26/2040	19,110,280
13,000,000	SoFi Professional Loan Program LLC, Series 2017-E-C	4.16	% (h)	11/26/2040	11,707,901
22,800,000	SoFi Professional Loan Program LLC, Series 2018-A-B	3.61	% (h)	02/25/2042	20,729,172
18,000,000	SoFi Professional Loan Program Trust, Series 2018-B-BFX	3.83	% (h)	08/25/2047	16,360,646
22,014,944	Sprite Ltd., Series 2021-1-A	3.75	% (h)	11/15/2046	19,910,998
5,750,000	Stack Infrastructure Issuer LLC, Series 2020-1A-A2	1.89	% (h)	08/25/2045	5,261,665
16,796,966	Start Ltd., Series 2018-1-A	4.09	% (h)	05/15/2043	14,615,695
3,872,506	Stonepeak ABS, Series 2021-1A-A	2.68	% (h)	02/28/2033	3,509,892
7,324,871	Stonepeak ABS, Series 2021-1A-B	3.82	% (h)	02/28/2033	6,572,717
38,974,185	Sunbird Engine Finance LLC, Series 2020-1A-A	3.67	% (h)	02/15/2045	34,279,004
12,611,460	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% (h)	07/20/2048	11,532,013
12,257,581	Sunnova Helios Issuer LLC, Series 2019-AA-A	3.75	% (h)	06/20/2046	10,951,645
12,972,652	Sunnova Helios Issuer LLC, Series 2021-C-B	2.33	% (h)	10/20/2048	10,546,796
29,471,835	Sunnova Helios Sol Issuer LLC, Series 2020-2A-A	2.73	% (h)	11/01/2055	23,153,981
7,455,625	Taco Bell Funding LLC, Series 2021-1A-A23	2.54	% (h)	08/25/2051	5,893,399
5,233,750	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95	% (h)	08/25/2051	4,567,251
14,750,000	TAL Advantage LLC, Series 2020-1A-A	2.05	% (h)	09/20/2045	13,178,873
3,134,375	TAL Advantage LLC, Series 2020-1A-B	3.29	% (h)	09/20/2045	2,777,296
9,289,723	Textainer Marine Containers Ltd., Series 2020-1A-A	2.73	% (h)	08/21/2045	8,570,434
8,161,675	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% (h)	09/20/2045	7,268,806
2,658,798	Textainer Marine Containers Ltd., Series 2020-2A-B	3.34	% (h)	09/20/2045	2,335,268
22,706,667	Textainer Marine Containers Ltd., Series 2021-3A-A	1.94	% (h)	08/20/2046	19,143,443
4,211,296	Upgrade Master Credit Pass-Thru Trust, Series 2021-PT1-A	25.41	% (a)(h)	08/15/2027	3,385,873
189,926	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90	% (h)	09/15/2025	189,824
7,206,618	Upgrade Master Pass-Thru Trust, Series 2021-PT1-A	15.69	% (a)(h)	04/15/2027	7,028,096
6,155,802	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	14.42	% (a)(h)	07/15/2027	5,963,483
3,680,481	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	10.51	% (a)(h)	08/15/2027	3,539,239
10,612,898	Upgrade Master Pass-Thru Trust, Series 2021-PT5-A	15.91	% (a)(h)	10/15/2027	10,339,659
6,719,536	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00	% (h)	12/20/2026	6,436,436
5,595,889	Upstart Pass-Through Trust, Series 2021-ST1-A	2.75	% (h)	02/20/2027	5,346,754
2,937,366	Upstart Securitization Trust, Series 2020-2-A	2.31	% (h)	11/20/2030	2,874,436
3,712,084	Upstart Securitization Trust, Series 2021-3-A	0.83	% (h)	07/20/2031	3,652,416
10,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66	% (h)	07/20/2031	9,521,223
7,500,000	Upstart Securitization Trust, Series 2021-3-C	3.28	% (h)	07/20/2031	6,624,973
32,425,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99	% (h)	09/15/2045	27,506,598
54,400,000	Vault DI Issuer LLC, Series 2021-1A-A2	2.80	% (h)	07/15/2046	46,820,051
17,158,948	Vivint Solar Financing LLC, Series 2018-1A-A	4.73	% (h)	04/30/2048	15,571,450
16,918,959	VR Funding LLC, Series 2020-1A-A	2.79	% (h)	11/15/2050	14,520,015
11,480,386	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10	% (a)(h)	01/14/2026	11,296,940
19,057,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08	% (h)	06/15/2049	17,442,895
44,340,695	Willis Engine Structured Trust, Series 2020-A-A	3.23	% (h)	03/15/2045	32,550,947
10,368,750	Wingstop Funding LLC, Series 2020-1A-A2	2.84	% (h)	12/05/2050	9,130,807
10,100,554	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% (h)	10/15/2038	8,574,916

Total Asset Backed Obligations (Cost $1,735,003,548)					1,538,260,778

Collateralized Loan Obligations - 3.3%
2,000,000	Anchorage Capital Ltd., Series 2014-3RA-B (3 Month LIBOR USD + 1.50%)	6.30	% (h)	01/28/2031	1,931,120
20,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99	% (h)	10/15/2031	19,785,334
3,000,000	Apidos, Series 2013-12A-CR (3 Month LIBOR USD + 1.80%)	6.59	% (h)	04/15/2031	2,882,671
5,000,000	BlueMountain Ltd., Series 2018-2A-B (3 Month LIBOR USD + 1.70%, 1.70% Floor)	6.56	% (h)	08/15/2031	4,828,316
16,500,000	Capital Four Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00	% (h)	01/18/2035	16,053,587
18,500,000	Carlyle Global Market Strategies Ltd., Series 2022-2A-A2 (Secured Overnight Financing Rate 3 Month + 2.00%, 2.00% Floor)	6.64	% (h)	04/20/2035	17,812,407
10,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03	% (h)	01/20/2035	9,758,579
11,500,000	CIFC Funding Ltd., Series 2022-3A-B (Secured Overnight Financing Rate 3 Month + 2.00%, 2.00% Floor)	6.65	% (h)	04/21/2035	11,133,934
3,500,000	Dryden Ltd., Series 2017-53A-B (3 Month LIBOR USD + 1.40%)	6.19	% (h)	01/15/2031	3,424,732
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.91	% (h)	07/15/2031	25,127,213
13,000,000	Franklin Park Place LLC, Series 2022-1A-A (Secured Overnight Financing Rate 3 Month + 1.40%, 1.40% Floor)	6.06	% (h)	04/14/2035	12,748,176
58,370,000	Greywolf Ltd., Series 2018-1A-A1 (Secured Overnight Financing Rate 3 Month + 1.29%)	5.96	% (h)	04/26/2031	57,761,989
2,033,689	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	9.80	% (b)(h)	04/28/2025	485,961
5,000,777	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	8.47	% (h)	10/22/2025	4,853,792
13,000,000	Halsey Point Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.20%, 2.20% Floor)	7.01	% (h)	01/20/2033	12,760,748
28,915,345	Harbourview LLC, Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	5.92	% (h)	07/18/2031	28,533,874
10,000,000	Highbridge Loan Management Ltd., Series 7A-2015-BR (3 Month LIBOR USD + 1.18%)	6.04	% (h)	03/15/2027	10,010,890
6,000,000	Jamestown Ltd., Series 2018-11A-A2 (3 Month LIBOR USD + 1.70%)	6.49	% (h)	07/14/2031	5,790,534
53,922,114	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.97	% (h)	04/25/2030	53,361,059
5,000,000	Jamestown Ltd., Series 2018-6RA-A2A (3 Month LIBOR USD + 1.78%, 1.78% Floor)	6.60	% (h)	04/25/2030	4,850,487
4,500,000	Jamestown Ltd., Series 2019-1A-A2 (3 Month LIBOR USD + 2.15%, 2.15% Floor)	6.96	% (h)	04/20/2032	4,391,947
15,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (h)	10/15/2031	14,745,246
12,500,000	Marble Point Ltd., Series 2020-2A-A1R (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00	% (h)	10/15/2034	12,196,464
55,000,000	Marble Point Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.02	% (h)	07/25/2034	53,580,758
50,000,000	Marble Point Ltd., Series 2021-4A-A1 (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.03	% (h)	01/22/2035	48,629,355
54,500,000	MidOcean Credit, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.96	% (h)	07/20/2031	53,714,039
67,919,994	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	5.81	% (h)	07/20/2030	66,937,001
61,250,000	MKS Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	6.00	% (h)	01/20/2031	60,677,974
39,136,756	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	6.06	% (h)	10/20/2030	38,778,960
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	5.94	% (h)	07/15/2031	29,394,687
25,860,959	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	5.90	% (h)	04/19/2031	25,565,092
75,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (h)	07/15/2031	73,934,100
8,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	5.94	% (h)	07/15/2031	7,897,889
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	6.44	% (h)	07/17/2031	2,444,702
25,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (h)	04/18/2031	24,662,855
18,000,000	Sound Point Ltd., Series 2018-2A-C (3 Month LIBOR USD + 1.95%)	6.77	% (h)	07/26/2031	16,976,452
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	6.00	% (h)	10/26/2031	27,628,518
25,250,000	Sound Point Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.18%, 1.18% Floor)	6.00	% (h)	10/25/2034	24,649,285
13,839,148	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	5.89	% (h)	04/21/2031	13,721,115
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.99	% (h)	06/15/2031	33,465,513
10,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	6.59	% (h)	04/15/2032	9,572,665
4,000,000	THL Credit Wind River Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.00%)	6.79	% (h)	10/18/2030	3,786,898
20,000,000	THL Credit Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	5.93	% (h)	01/15/2031	19,749,450
20,000,000	Trimaran CAVU LLC, Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00	% (h)	01/18/2035	19,453,298
15,000,000	Unity-Peace Park Ltd., Series 2022-1A-B (Secured Overnight Financing Rate 3 Month + 2.00%, 2.00% Floor)	6.64	% (h)	04/20/2035	14,478,010
60,500,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.01	% (h)	10/20/2031	60,044,502
40,500,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.01	% (h)	10/20/2031	39,943,915

Total Collateralized Loan Obligations (Cost $1,122,185,722)					1,104,916,093

Non-Agency Commercial Mortgage Backed Obligations - 7.7%
7,949,000	20 Times Square Trust, Series 2018-20TS-F	3.10	% (a)(h)	05/15/2035	6,120,294
5,856,000	20 Times Square Trust, Series 2018-20TS-G	3.10	% (a)(h)	05/15/2035	4,124,169
2,010,000	ACRE Commercial Mortgage Ltd., Series 2021-FL4-B (1 Month LIBOR USD + 1.40%, 1.40% Floor)	6.16	% (h)	12/18/2037	1,951,563
11,551,000	Alen Mortgage Trust, Series 2021-ACEN-E (1 Month LIBOR USD + 4.00%, 4.00% Floor)	8.68	% (h)	04/15/2034	8,370,291
21,947,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XB	0.49	% (a)(c)(h)	10/15/2054	759,059
2,531,000	Arbor Realty Ltd., Series 2020-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.51%, 1.40% Floor)	6.34	% (h)	02/15/2035	2,511,921
6,300,000	Arbor Realty Ltd., Series 2021-FL1-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	6.31	% (h)	12/15/2035	6,044,415
10,001,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.63	% (h)	06/15/2035	9,638,047
35,435,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-D	3.18	% (a)(h)	01/15/2032	28,568,292
7,505,000	BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC-E	3.18	% (a)(h)	01/15/2032	5,681,471
46,112,103	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2015-UBS7-XA	0.75	% (a)(c)	09/15/2048	687,112
2,121,000	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2016-UB10-C	4.84	% (a)	07/15/2049	1,920,854
3,554,000	BANK, Series 2017-BNK4-C	4.37	% (a)	05/15/2050	2,979,208
32,391,966	BANK, Series 2017-BNK4-XA	1.34	% (a)(c)	05/15/2050	1,358,121
4,916,000	BANK, Series 2017-BNK5-B	3.90	% (a)	06/15/2060	4,395,752
1,960,000	BANK, Series 2017-BNK5-C	4.19	% (a)	06/15/2060	1,681,546
73,900,109	BANK, Series 2017-BNK5-XA	0.95	% (a)(c)	06/15/2060	2,248,152
144,971,847	BANK, Series 2018-BN10-XA	0.69	% (a)(c)	02/15/2061	3,978,361
91,198,905	BANK, Series 2019-BN16-XA	0.94	% (a)(c)	02/15/2052	3,733,866
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/15/2061	37,629,525
1,099,000	BANK, Series 2019-BN20-AS	3.24	% (a)	09/15/2062	946,406
5,000,000	BANK, Series 2019-BN21-C	3.52	% (a)	10/17/2052	3,775,968
62,007,000	BANK, Series 2020-BN30-XB	0.72	% (a)(c)	12/15/2053	2,724,154
112,743,000	BANK, Series 2021-BN35-XB	0.59	% (a)(c)	06/15/2064	4,563,769
175,255,778	Barclays Commercial Mortgage Trust, Series 2019-C4-XA	1.55	% (a)(c)	08/15/2052	12,361,035
73,613,095	Barclays Commercial Mortgage Trust, Series 2019-C5-XA	0.88	% (a)(c)	11/15/2052	2,773,373
1,867,413	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.68	% (h)	10/15/2037	1,804,235
45,454,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.68	% (h)	07/15/2037	44,464,953
15,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	8.23	% (h)	07/15/2037	14,324,780
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	8.07	% (h)	03/15/2037	3,076,113
11,799,000	BBCMS Mortgage Trust, Series 2020-C6-F5TB	3.69	% (a)(h)	02/15/2053	8,033,429
12,497,250	BBCMS Mortgage Trust, Series 2020-C6-F5TC	3.69	% (a)(h)	02/15/2053	8,174,296
93,719,055	BBCMS Mortgage Trust, Series 2020-C6-XA	1.05	% (a)(c)	02/15/2053	4,857,159
34,040,000	BBCMS Mortgage Trust, Series 2021-C11-XB	0.97	% (a)(c)	09/15/2054	2,315,040
136,379,834	BBCMS Mortgage Trust, Series 2021-C9-XA	1.62	% (a)(c)	02/15/2054	12,286,282
68,467,000	BBCMS Mortgage Trust, Series 2021-C9-XB	0.99	% (a)(c)	02/15/2054	4,295,503
4,125,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	6.46	% (h)	08/15/2036	4,105,744
37,023,869	Benchmark Mortgage Trust, Series 2018-B7-XA	0.43	% (a)(c)	05/15/2053	607,802
28,371,052	Benchmark Mortgage Trust, Series 2018-B8-XA	0.63	% (a)(c)	01/15/2052	754,471
79,524,188	Benchmark Mortgage Trust, Series 2019-B9-XA	1.03	% (a)(c)	03/15/2052	3,681,485
75,194,142	Benchmark Mortgage Trust, Series 2020-B16-XA	1.04	% (a)(c)	02/15/2053	3,688,310
75,277,584	Benchmark Mortgage Trust, Series 2020-B17-XA	1.42	% (a)(c)	03/15/2053	4,456,162
13,462,000	Benchmark Mortgage Trust, Series 2020-B18-AGND	3.74	% (h)	07/15/2053	11,959,054
2,432,000	Benchmark Mortgage Trust, Series 2020-B18-AGNE	3.76	% (h)	07/15/2053	2,116,096
91,104,794	Benchmark Mortgage Trust, Series 2020-B18-XA	1.79	% (a)(c)	07/15/2053	6,985,014
238,045,406	Benchmark Mortgage Trust, Series 2020-B19-XA	1.77	% (a)(c)	09/15/2053	18,266,605
70,839,465	Benchmark Mortgage Trust, Series 2020-B22-XA	1.52	% (a)(c)	01/15/2054	6,270,065
276,099,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% (a)(c)	09/15/2043	7,054,053
232,721,221	Benchmark Mortgage Trust, Series 2021-B24-XA	1.15	% (a)(c)	03/15/2054	14,307,212
121,470,979	Benchmark Mortgage Trust, Series 2021-B28-XA	1.28	% (a)(c)	08/15/2054	8,864,114
59,609,000	Benchmark Mortgage Trust, Series 2021-B28-XB	0.95	% (a)(c)	08/15/2054	3,916,246
66,420,000	Benchmark Mortgage Trust, Series 2021-B29-XB	0.70	% (a)(c)	09/15/2054	3,211,088
364,692,920	Benchmark Mortgage Trust, Series 2021-B30-XA	0.81	% (a)(c)	11/15/2054	19,208,850
30,009,000	BF Mortgage Trust, Series 2019-NYT-D (1 Month LIBOR USD + 2.00%, 2.00% Floor)	6.68	% (h)	12/15/2035	25,686,921
672,000	BFLD, Series 2019-DPLO-B (Secured Overnight Financing Rate 1 Month + 1.45%, 1.45% Floor)	6.28	% (h)	10/15/2034	659,932
14,537,000	BHMS Mortgage Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	5.93	% (h)	07/15/2035	14,003,601
22,680,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	5.50	% (h)	06/15/2035	21,818,121
9,834,000	BSPRT Issuer Ltd., Series 2021-FL6-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	5.78	% (h)	03/15/2036	9,599,793
516,361	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	6.66	% (h)	09/15/2037	506,396
5,160,000	BX Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	7.58	% (h)	04/15/2034	4,901,413
173,184,000	BX Trust, Series 2019-OC11-E	3.94	% (a)(h)	12/09/2041	137,926,387
326,679,000	BX Trust, Series 2019-OC11-XB	0.18	% (a)(c)(h)	12/09/2041	4,046,573
20,042,935	BX Trust, Series 2021-SOAR-J (1 Month LIBOR USD + 3.75%, 3.75% Floor)	8.44	% (h)	06/15/2038	18,481,248
3,450,000	BX Trust, Series 2021-VIEW-F (1 Month LIBOR USD + 3.93%, 3.93% Floor)	8.61	% (h)	06/15/2036	3,082,272
56,748,000	BX Trust, Series 2021-VOLT-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	6.68	% (h)	09/15/2036	53,085,257
14,745,000	BX Trust, Series 2021-VOLT-F (1 Month LIBOR USD + 2.40%, 2.40% Floor)	7.08	% (h)	09/15/2036	13,611,685
4,653,036	BX Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	6.53	% (h)	10/15/2038	4,339,732
63,812,612	California Housing Finance, Series 2021-2-X	0.78	% (a)(c)	03/25/2035	3,419,080
71,379,713	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.23	% (a)(c)	05/10/2050	2,738,440
5,723,000	CD Commercial Mortgage Trust, Series 2017-CD6-B	3.91	% (a)	11/13/2050	5,071,092
5,175,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.23	% (a)	11/13/2050	4,312,140
42,823,613	CD Commercial Mortgage Trust, Series 2017-CD6-XA	0.88	% (a)(c)	11/13/2050	1,142,855
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	4.84	% (a)	05/10/2058	6,504,952
77,142,122	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.61	% (a)(c)	05/10/2058	2,816,899
5,000,000	CFCRE Commercial Mortgage Trust, Series 2016-C6-C	4.19	% (a)	11/10/2049	4,194,509
5,275,000	CHCP Ltd., Series 2021-FL1-B (Secured Overnight Financing Rate 1 Month + 1.76%, 1.65% Floor)	6.42	% (h)	02/15/2038	5,018,049
128,537,548	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.09	% (a)(c)	03/11/2047	705,825
66,284,184	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.12	% (a)(c)	05/10/2047	554,898
159,515,214	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.94	% (a)(c)	10/10/2047	1,631,458
9,978,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-C	4.42	% (a)	02/10/2048	9,207,557
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(h)	02/10/2048	3,107,002
165,250,676	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.31	% (a)(c)	02/10/2048	2,889,458
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.57	% (a)	09/10/2058	12,728,762
156,578,627	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	0.87	% (a)(c)	09/10/2058	2,653,006
96,208,267	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.82	% (a)(c)	05/10/2049	4,273,465
193,586,891	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.21	% (a)(c)	02/10/2049	5,037,073
33,183,734	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.65	% (a)(c)	04/10/2049	1,248,986
92,005,003	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.66	% (a)(c)	04/15/2049	3,058,587
52,593,375	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.89	% (a)(c)	07/10/2049	2,402,223
85,671,563	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.38	% (a)(c)	10/10/2049	3,158,899
223,425,827	Citigroup Commercial Mortgage Trust, Series 2017-B1-XA	0.74	% (a)(c)	08/15/2050	5,890,220
38,463,137	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.11	% (a)(c)	04/14/2050	1,328,471
3,625,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-D	3.31	% (a)(h)	11/10/2042	2,759,518
7,800,000	Citigroup Commercial Mortgage Trust, Series 2020-420K-E	3.31	% (a)(h)	11/10/2042	5,757,610
23,804,000	Citigroup Commercial Mortgage Trust, Series 2020-555-E	3.50	% (a)(h)	12/10/2041	17,665,932
4,175,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.50	% (a)(h)	12/10/2041	2,991,302
2,853,000	Citigroup Commercial Mortgage Trust, Series 2020-GC46-B	3.15	% (a)	02/15/2053	2,197,571
15,203,734	CLNC Ltd., Series 2019-FL1-A (Secured Overnight Financing Rate 1 Month + 1.36%, 1.25% Floor)	6.06	% (h)	08/20/2035	15,028,085
32,731,000	CLNC Ltd., Series 2019-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.66%, 1.55% Floor)	6.36	% (h)	08/20/2035	31,784,387
29,797,989	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	6.71	% (h)	08/20/2035	28,960,129
11,847,607	Commercial Mortgage Pass-Through Trust, Series 2012-CR3-XA	1.23	% (a)(c)	10/15/2045	118
86,513,737	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.59	% (a)(c)	08/10/2046	21,222
162,552,946	Commercial Mortgage Pass-Through Trust, Series 2013-CR12-XA	1.13	% (a)(c)	10/10/2046	408,528
843,000	Commercial Mortgage Pass-Through Trust, Series 2013-CR13-C	4.88	% (a)	11/10/2046	782,374
4,345,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR16-C	4.90	% (a)	04/10/2047	3,920,451
7,635,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR19-C	4.70	% (a)	08/10/2047	6,867,369
25,400,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR20-C	4.46	% (a)	11/10/2047	22,174,672
89,335,547	Commercial Mortgage Pass-Through Trust, Series 2014-UBS3-XA	1.05	% (a)(c)	06/10/2047	660,895
833,000	Commercial Mortgage Pass-Through Trust, Series 2015-3BP-F	3.24	% (a)(h)	02/10/2035	689,299
149,011,825	Commercial Mortgage Pass-Through Trust, Series 2015-CR22-XA	0.82	% (a)(c)	03/10/2048	1,850,757
5,360,000	Commercial Mortgage Pass-Through Trust, Series 2015-CR23-C	4.30	% (a)	05/10/2048	4,935,083
74,716,056	Commercial Mortgage Pass-Through Trust, Series 2015-CR26-XA	0.90	% (a)(c)	10/10/2048	1,293,791
17,822,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.30	% (a)	02/10/2048	15,006,693
266,355,276	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	0.98	% (a)(c)	02/10/2048	3,438,141
1,403,000	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-C	4.66	% (a)	02/10/2049	1,265,407
5,524,000	Commercial Mortgage Pass-Through Trust, Series 2017-PANW-E	3.81	% (a)(h)	10/10/2029	4,888,293
5,248,500	Commercial Mortgage Pass-Through Trust, Series 2018-COR3-C	4.56	% (a)	05/10/2051	4,350,558
18,570,000	Commercial Mortgage Pass-Through Trust, Series 2018-HCLV-A (1 Month LIBOR USD + 1.10%, 1.00% Floor)	5.78	% (h)	09/15/2033	17,612,917
16,681,499	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	6.83	% (h)	05/15/2036	16,163,623
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.26	% (a)	04/15/2050	3,482,220
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85	% (a)	06/15/2057	12,653,483
9,205,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-B	4.11	% (a)	08/15/2048	8,292,993
2,299,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.56	% (a)	11/15/2048	2,080,730
276,244,341	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	0.81	% (a)(c)	11/15/2048	4,511,733
9,425,000	CSAIL Commercial Mortgage Trust, Series 2016-C5-C	4.64	% (a)	11/15/2048	8,595,772
35,762,243	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.86	% (a)(c)	01/15/2049	1,550,479
11,020,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-B	4.33	% (a)	11/15/2049	9,866,213
132,703,719	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.10	% (a)(c)	06/15/2050	4,701,122
4,399,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-B	3.89	% (a)	11/15/2050	3,893,193
3,356,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.18	% (a)	11/15/2050	2,837,253
77,707,836	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.75	% (a)(c)	11/15/2050	1,954,997
1,677,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.92	% (a)	11/15/2051	1,396,188
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	13,643,143
26,115,369	CSAIL Commercial Mortgage Trust, Series 2019-C17-XA	1.35	% (a)(c)	09/15/2052	1,553,872
7,924,000	CSAIL Commercial Mortgage Trust, Series 2019-C18-B	3.59%		12/15/2052	6,623,352
246,060,725	CSAIL Commercial Mortgage Trust, Series 2019-C18-XA	1.05	% (a)(c)	12/15/2052	11,146,920
196,860,155	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.11	% (a)(c)	03/15/2053	11,002,140
81,465,000	CSAIL Commercial Mortgage Trust, Series 2020-C19-XB	0.08	% (a)(c)	03/15/2053	469,344
147,561,481	CSMC Trust, Series 2014-USA-X1	0.54	% (a)(c)(h)	09/15/2037	1,495,108
3,799,000	CSMC Trust, Series 2017-CALI-E	3.78	% (a)(h)	11/10/2032	2,146,437
6,050,000	CSMC Trust, Series 2017-CALI-F	3.78	% (a)(h)	11/10/2032	1,270,504
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	6.58	% (h)	07/15/2032	11,101,905
16,671,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	7.98	% (h)	07/15/2032	15,193,489
4,847,000	CSMC Trust, Series 2017-TIME-A	3.65	% (h)	11/13/2039	4,119,528
32,384,445	CSMC Trust, Series 2020-NET-A	2.26	% (h)	08/15/2037	29,151,033
3,894,000	CSMC Trust, Series 2020-NET-B	2.82	% (h)	08/15/2037	3,532,718
142,322,564	CSMC Trust, Series 2020-NET-X	1.26	% (a)(c)(h)	08/15/2037	3,526,184
1,961,542	CSWF Trust, Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	7.93	% (h)	08/15/2035	1,878,628
5,903,500	CSWF Trust, Series 2021-B33-A1	3.05	% (h)	10/10/2043	5,076,018
23,397,500	CSWF Trust, Series 2021-B33-A2	3.17	% (h)	10/10/2043	18,707,139
4,887,333	CSWF Trust, Series 2021-B33-B	3.64	% (a)(h)	10/10/2043	3,756,034
109,000,000	CSWF Trust, Series 2021-B33-X	0.50	% (a)(c)(h)	10/10/2043	3,506,018
7,447,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.50%, 1.35% Floor)	6.18	% (h)	06/15/2033	6,529,300
5,161,000	DBJPM Mortgage Trust, Series 2016-C1-B	4.20	% (a)	05/10/2049	4,516,470
104,474,216	DBJPM Mortgage Trust, Series 2016-C1-XA	1.37	% (a)(c)	05/10/2049	3,231,304
59,711,593	DBJPM Mortgage Trust, Series 2020-C9-XA	1.71	% (a)(c)	09/15/2053	4,032,676
5,750,000	DOLP Trust, Series 2021-NYC-E	3.70	% (a)(h)	05/10/2041	3,484,168
11,475,000	DOLP Trust, Series 2021-NYC-F	3.70	% (a)(h)	05/10/2041	6,643,752
6,520,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(h)	12/10/2036	5,877,053
1,479,905	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	7.37	% (h)	08/25/2024	1,469,205
1,255,078	FS Rialto, Series 2019-FL1-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.93	% (h)	12/16/2036	1,248,128
38,881,000	Great Wolf Trust, Series 2019-WOLF-E (Secured Overnight Financing Rate 1 Month + 2.85%, 2.85% Floor)	7.67	% (h)	12/15/2036	37,485,763
35,048,000	Great Wolf Trust, Series 2019-WOLF-F (Secured Overnight Financing Rate 1 Month + 3.25%, 3.25% Floor)	8.07	% (h)	12/15/2036	33,384,233
25,725,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	6.28	% (h)	09/15/2037	24,917,647
14,873,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	6.68	% (h)	09/15/2037	14,449,491
6,083,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-B (Secured Overnight Financing Rate 1 Month + 1.76%, 1.65% Floor)	6.59	% (h)	07/15/2039	5,796,326
3,443,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSA	4.58	% (a)(h)	03/10/2033	3,241,020
6,834,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSB	4.58	% (a)(h)	03/10/2033	5,995,437
9,287,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSC	4.58	% (a)(h)	03/10/2033	7,847,347
8,990,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSD	4.58	% (a)(h)	03/10/2033	7,336,556
11,236,750	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSE	4.58	% (a)(h)	03/10/2033	8,907,981
16,399,000	GS Mortgage Securities Corporation Trust, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.68	% (h)	11/15/2032	16,018,081
15,571,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-A (1 Month LIBOR USD + 1.15%, 0.90% Floor)	5.83	% (h)	07/15/2031	13,795,906
3,897,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-D (1 Month LIBOR USD + 1.85%, 1.60% Floor)	6.53	% (h)	07/15/2031	2,971,463
11,950,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.35%, 2.10% Floor)	7.03	% (h)	07/15/2031	8,771,300
11,242,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 3.05%, 2.80% Floor)	7.73	% (h)	07/15/2031	7,813,190
4,648,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 4.17%, 3.93% Floor)	8.86	% (h)	07/15/2031	2,788,800
7,561,000	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-D	3.25	% (a)(h)	02/10/2037	6,505,085
6,760,500	GS Mortgage Securities Corporation Trust, Series 2020-UPTN-F	3.25	% (a)(h)	02/10/2037	5,692,724
56,900,000	GS Mortgage Securities Corporation Trust, Series 2021-1HTL-A (1 Month LIBOR USD + 3.48%, 3.48% Floor)	8.20	% (h)	10/15/2023	56,109,431
3,280,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-E (1 Month LIBOR USD + 3.35%, 3.35% Floor)	8.03	% (h)	11/15/2036	3,109,140
16,787,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-G (1 Month LIBOR USD + 5.00%, 5.00% Floor)	9.68	% (h)	11/15/2036	15,307,902
597,367	GS Mortgage Securities Trust, Series 2011-GC3-X	0.00	% (a)(c)(h)	03/10/2044	6
4,000,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.31	% (a)	02/10/2048	3,680,462
196,666,079	GS Mortgage Securities Trust, Series 2015-GC28-XA	0.97	% (a)(c)	02/10/2048	2,551,723
201,250,448	GS Mortgage Securities Trust, Series 2015-GC32-XA	0.71	% (a)(c)	07/10/2048	2,647,570
148,377,932	GS Mortgage Securities Trust, Series 2015-GC34-XA	1.20	% (a)(c)	10/10/2048	3,613,611
64,385,076	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (a)(c)	11/10/2048	1,071,535
40,016,963	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.73	% (a)(c)	05/10/2049	1,635,537
259,292,569	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.20	% (a)(c)	10/10/2049	8,312,427
48,337,995	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.57	% (a)(c)	11/10/2049	798,810
180,909,690	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.08	% (a)(c)	08/10/2050	6,563,747
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.33	% (a)(c)	08/10/2050	1,337,543
195,511,648	GS Mortgage Securities Trust, Series 2018-GS9-XA	0.42	% (a)(c)	03/10/2051	3,367,864
60,376,163	GS Mortgage Securities Trust, Series 2019-GC38-XA	0.95	% (a)(c)	02/10/2052	2,576,776
16,964,304	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.13	% (a)(c)	05/10/2052	763,943
180,966,846	GS Mortgage Securities Trust, Series 2020-GC45-XA	0.67	% (a)(c)	02/13/2053	5,802,756
55,802,957	GS Mortgage Securities Trust, Series 2020-GSA2-XA	1.72	% (a)(c)(h)	12/12/2053	5,123,627
5,692,000	Hilton USA Trust, Series 2016-SFP-A	2.83	% (h)	11/05/2035	5,365,528
5,949,647	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18-X	0.66	% (a)(c)	06/12/2047	60
761,319	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20-X1	0.00	% (a)(c)(h)	02/12/2051	1
9,535,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-B	4.40	% (a)	07/15/2047	8,716,545
51,337,598	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1-XA	0.89	% (a)(c)	01/15/2049	1,020,504
11,745,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76	% (a)(h)	01/05/2031	11,728,378
9,343,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-MINN-E (1 Month LIBOR USD + 2.75%, 3.50% Floor)	7.43	% (h)	11/15/2035	8,029,507
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.36	% (a)(h)	07/05/2033	4,584,624
6,097,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-FFX	5.36	% (a)(h)	07/05/2033	4,591,041
7,366,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-ACE-C	3.69	% (a)(h)	01/10/2037	6,170,535
40,424,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (h)	01/16/2037	32,944,566
1,900,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC-E (1 Month LIBOR USD + 2.45%, 2.45% Floor)	7.13	% (h)	04/15/2038	1,791,787
59,674,194	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.66	% (a)(c)	02/15/2047	172,811
4,787,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.64	% (a)	08/15/2047	4,203,606
154,492,503	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.81	% (a)(c)	11/15/2047	1,527,684
158,755,110	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	0.93	% (a)(c)	01/15/2048	1,778,613
13,992,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.30	% (a)	02/15/2048	12,707,790
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.80	% (a)(h)	02/15/2048	7,174,680
10,663,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.14	% (a)	10/15/2048	9,798,843
29,436,648	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	0.94	% (a)(c)	10/15/2048	376,562
28,761,533	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.56	% (a)(c)	05/15/2048	272,665
123,827,783	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.43	% (a)(c)	07/15/2048	1,029,752
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.66	% (a)	11/15/2048	16,125,678
55,820,277	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.11	% (a)(c)	11/15/2048	887,241
7,394,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.74	% (a)	03/17/2049	6,711,599
18,619,396	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-XA	1.21	% (a)(c)	03/17/2049	451,645
1,725,000	JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5-C	3.76	% (a)	03/15/2050	1,335,865
89,467,885	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.47	% (a)(c)	06/13/2052	5,432,615
105,529,839	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.49	% (a)(c)	06/15/2049	3,619,621
140,503,659	JPMDB Commercial Mortgage Securities Trust, Series 2017-C5-XA	0.89	% (a)(c)	03/15/2050	3,573,795
181,590,350	JPMDB Commercial Mortgage Securities Trust, Series 2017-C7-XA	0.83	% (a)(c)	10/15/2050	5,077,175
1,844,000	JPMDB Commercial Mortgage Securities Trust, Series 2018-C8-C	4.81	% (a)	06/15/2051	1,582,448
13,604,000	JPMDB Commercial Mortgage Securities Trust, Series 2019-COR6-AS	3.41	% (a)	11/13/2052	11,742,984
1,435,000	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-B	3.29	% (a)	05/13/2053	1,159,234
279,243,765	JPMDB Commercial Mortgage Securities Trust, Series 2020-COR7-XA	1.65	% (a)(c)	05/13/2053	19,239,449
7,875,000	KKR Industrial Portfolio Trust, Series 2021-KDIP-F (Secured Overnight Financing Rate 1 Month + 2.16%, 2.16% Floor)	6.99	% (h)	12/15/2037	7,265,330
13,713,000	LCCM Trust, Series 2021-FL3-A (1 Month LIBOR USD + 1.45%, 1.45% Floor)	6.13	% (h)	11/15/2038	13,427,824
8,882,559	LMREC, Inc., Series 2019-CRE3-A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	6.20	% (h)	12/22/2035	8,879,024
34,112,530	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	6.18	% (h)	05/15/2036	34,175,263
12,625,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	6.38	% (h)	05/15/2036	12,564,122
1,360,000	LSTAR Commercial Mortgage Trust, Series 2015-3-D	3.15	% (a)(h)	04/20/2048	1,222,509
16,270,226	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.79	% (a)(c)(h)	03/10/2050	309,377
25,000,000	M360 Ltd., Series 2021-CRE3-A (1 Month LIBOR USD + 1.50%, 1.50% Floor)	6.25	% (h)	11/22/2038	24,557,125
7,162,000	M360 Ltd., Series 2021-CRE3-B (1 Month LIBOR USD + 2.25%, 2.25% Floor)	7.00	% (h)	11/22/2038	6,997,883
5,731,000	Manhattan West Mortgage Trust, Series 2020-1MW-C	2.33	% (a)(h)	09/10/2039	4,541,330
16,683,436	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	9.94	% (h)	11/15/2038	15,298,931
4,706,450	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-A (Secured Overnight Financing Rate 1 Month + 0.96%, 0.85% Floor)	5.62	% (h)	07/15/2036	4,623,932
10,000,000	MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5-AS (Secured Overnight Financing Rate 1 Month + 1.31%, 1.20% Floor)	5.97	% (h)	07/15/2036	9,693,280
12,625,000	MFT Trust, Series 2020-ABC-A	3.36	% (h)	02/10/2042	9,235,211
5,326,000	MFT Trust, Series 2020-ABC-B	3.48	% (a)(h)	02/10/2042	3,731,220
4,220,000	MHC Commercial Mortgage Trust, Series 2021-MHC-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	5.48	% (h)	04/15/2038	4,086,461
1,000,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(h)	02/12/2040	537,198
11,129,584	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.16	% (a)(h)	10/15/2030	7,354,858
88,774,781	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.66	% (a)(c)	10/15/2046	71,171
13,450,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.48	% (a)	10/15/2047	12,528,220
6,693,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	6,050,334
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.45	% (a)	02/15/2048	5,075,424
166,480,383	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.24	% (a)(c)	02/15/2048	2,482,472
14,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.50	% (a)	12/15/2047	12,877,632
131,080,228	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.15	% (a)(c)	01/15/2049	3,244,327
7,564,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.27	% (a)	11/15/2049	5,971,376
40,017,322	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.25	% (a)(c)	05/15/2050	1,489,921
15,693,772	Morgan Stanley Capital Trust, Series 2006-HQ10-X1	0.03	% (a)(c)(h)	11/12/2041	126,793
7,137,000	Morgan Stanley Capital Trust, Series 2015-UBS8-B	4.32	% (a)	12/15/2048	6,209,196
23,986,210	Morgan Stanley Capital Trust, Series 2015-UBS8-XA	0.85	% (a)(c)	12/15/2048	423,419
15,461,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.28%, 3.15% Floor)	7.96	% (h)	11/15/2034	14,221,878
5,023,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.48%, 4.35% Floor)	9.16	% (h)	11/15/2034	4,583,015
140,650,637	Morgan Stanley Capital Trust, Series 2017-H1-XA	1.32	% (a)(c)	06/15/2050	4,974,433
4,661,000	Morgan Stanley Capital Trust, Series 2017-HR2-C	4.32	% (a)	12/15/2050	3,990,201
8,000,000	Morgan Stanley Capital Trust, Series 2018-MP-E	4.28	% (a)(h)	07/11/2040	5,777,768
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/15/2052	4,663,447
77,293,745	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.00	% (a)(c)	03/15/2052	3,496,213
3,845,000	Morgan Stanley Capital Trust, Series 2019-L3-AS	3.49%		11/15/2052	3,354,522
156,393,581	Morgan Stanley Capital Trust, Series 2019-L3-XA	0.64	% (a)(c)	11/15/2052	5,006,393
3,355,000	Morgan Stanley Capital Trust, Series 2019-NUGS-D (1 Month LIBOR USD + 1.80%, 3.30% Floor)	6.48	% (h)	12/15/2036	2,644,743
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98	% (h)	05/15/2036	1,237,560
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	6.83	% (h)	05/15/2036	4,856,223
2,200,000	Morgan Stanley Capital Trust, Series 2020-HR8-B	2.70%		07/15/2053	1,675,245
24,004,000	Morgan Stanley Capital Trust, Series 2020-L4-B	3.08%		02/15/2053	19,248,147
286,683,821	Morgan Stanley Capital Trust, Series 2020-L4-XA	1.07	% (a)(c)	02/15/2053	16,927,705
4,353,603	Morgan Stanley Capital Trust, Series 2021-ILP-A (1 Month LIBOR USD + 0.78%, 0.78% Floor)	5.46	% (h)	11/15/2023	4,183,117
17,924,725	Morgan Stanley Capital Trust, Series 2021-ILP-D (1 Month LIBOR USD + 1.58%, 1.58% Floor)	6.26	% (h)	11/15/2023	16,538,951
10,779,000	Morgan Stanley Capital Trust, Series 2021-L6-C	3.46	% (a)	06/15/2054	7,813,785
7,794,000	MRCD Mortgage Trust, Series 2019-PARK-F	2.72	% (h)	12/15/2036	6,457,995
32,926,000	MRCD Mortgage Trust, Series 2019-PARK-G	2.72	% (h)	12/15/2036	18,259,564
1,060,091	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	7.74	% (h)	10/15/2037	986,420
6,056,876	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	5.63	% (h)	06/15/2035	5,869,690
13,188,800	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-D	3.75	% (h)	12/15/2038	12,011,121
3,167,783	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	6.28	% (h)	02/15/2036	3,090,397
3,725,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	6.58	% (h)	02/15/2036	3,514,538
4,425,000	NLY Commercial Mortgage Trust, Series 2019-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	7.03	% (h)	02/15/2036	4,153,305
7,357,491	OPG Trust, Series 2021-PORT-D (1 Month LIBOR USD + 1.13%, 1.13% Floor)	5.82	% (h)	10/15/2036	6,840,571
226,329	PFP Ltd., Series 2021-7-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	5.53	% (h)	04/14/2038	223,144
37,079,000	SLG Office Trust, Series 2021-OVA-F	2.85	% (h)	07/15/2041	24,781,468
4,300,344	SMR Mortgage Trust, Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	12.33	% (h)	02/15/2039	3,639,592
2,985,000	Soho Trust, Series 2021-SOHO-B	2.70	% (a)(h)	08/10/2038	2,067,950
1,629,000	SREIT Trust, Series 2021-IND-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	7.22	% (h)	10/15/2038	1,447,726
56,592,000	SREIT Trust, Series 2021-IND-G (1 Month LIBOR USD + 3.27%, 3.27% Floor)	7.95	% (h)	10/15/2038	50,614,906
5,300,000	SREIT Trust, Series 2021-MFP-E (1 Month LIBOR USD + 2.03%, 2.03% Floor)	6.71	% (h)	11/15/2038	4,930,921
10,245,586	TRTX Issuer Ltd., Series 2019-FL3-AS (Secured Overnight Financing Rate 1 Month + 1.56%, 1.45% Floor)	6.31	% (h)	10/15/2034	10,088,829
12,261,000	TRTX Issuer Ltd., Series 2021-FL4-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.91	% (h)	03/15/2038	12,057,639
24,581,368	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	7.59	% (h)	03/15/2038	22,999,970
8,000,000	UBS Commercial Mortgage Trust, Series 2017-C1-C	4.44%		06/15/2050	6,775,909
83,565,597	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.52	% (a)(c)	06/15/2050	4,019,539
1,154,000	UBS Commercial Mortgage Trust, Series 2017-C2-C	4.30	% (a)	08/15/2050	978,926
6,857,000	UBS Commercial Mortgage Trust, Series 2017-C3-B	4.09	% (a)	08/15/2050	5,974,214
10,628,177	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.12	% (a)(c)	08/15/2050	336,358
3,561,000	UBS Commercial Mortgage Trust, Series 2017-C4-B	4.24	% (a)	10/15/2050	3,208,810
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.62	% (a)	12/15/2050	2,468,710
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.95	% (a)	03/15/2051	1,306,554
39,527,005	UBS Commercial Mortgage Trust, Series 2018-C9-XA	0.92	% (a)(c)	03/15/2051	1,475,674
8,350,000	UBS Commercial Mortgage Trust, Series 2019-C17-AS	3.20%		10/15/2052	7,006,051
14,858,000	UBS Commercial Mortgage Trust, Series 2019-C18-AS	3.38	% (a)	12/15/2052	12,844,823
9,705,000	UBS Commercial Mortgage Trust, Series 2019-C18-B	3.68	% (a)	12/15/2052	8,142,390
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,103,179
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07	% (a)	02/15/2048	10,547,574
338,224,618	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.19	% (a)(c)	02/15/2048	5,730,168
3,187,500	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	2,763,111
183,975,698	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.84	% (a)(c)	02/15/2048	2,216,870
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.60	% (a)	11/15/2048	8,736,523
119,376,142	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	0.95	% (a)(c)	11/15/2048	2,326,390
222,043,638	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.29	% (a)(c)	04/15/2050	4,037,508
3,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.55	% (a)	09/15/2058	2,737,613
8,438,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-C	4.28	% (a)	07/15/2058	7,521,451
83,761,608	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.93	% (a)(c)	12/15/2048	1,712,313
10,085,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.73	% (a)	01/15/2059	9,181,235
4,250,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-B	4.09%		06/15/2049	3,741,530
5,888,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.06	% (a)	06/15/2049	4,625,650
5,890,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC24-C	4.43	% (a)	10/15/2049	5,134,934
2,155,000	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-C	4.39	% (a)	11/15/2049	1,878,469
99,793,597	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.58	% (a)(c)	11/15/2049	3,961,007
187,721,392	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.10	% (a)(c)	09/15/2050	6,601,129
8,014,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.49	% (a)	11/15/2050	6,752,644
1,904,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-C	4.30	% (a)	12/15/2050	1,585,134
48,908,667	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	0.86	% (a)(c)	12/15/2050	1,608,836
1,758,000	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-C	4.59%		01/15/2060	1,539,754
142,309,245	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.59	% (a)(c)	03/15/2051	3,387,074
74,577,311	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.41	% (a)(c)	05/15/2052	4,461,021
3,193,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-B	3.84	% (a)	06/15/2052	2,733,005
48,130,708	Wells Fargo Commercial Mortgage Trust, Series 2019-C51-XA	1.33	% (a)(c)	06/15/2052	2,744,365
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/15/2052	21,118,204
77,052,702	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.60	% (a)(c)	08/15/2052	5,534,511
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C53-C	3.58	% (a)	10/15/2052	3,856,524
141,714,224	Wells Fargo Commercial Mortgage Trust, Series 2019-C54-XA	0.83	% (a)(c)	12/15/2052	5,950,113
28,088,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-AS	2.94%		02/15/2053	23,638,417
52,886,315	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-XB	0.81	% (a)(c)	02/15/2053	2,394,999
160,598,786	Wells Fargo Commercial Mortgage Trust, Series 2020-C56-XA	1.40	% (a)(c)	06/15/2053	10,354,045
93,253,429	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-XA	1.82	% (a)(c)	07/15/2053	9,248,157
174,030,808	Wells Fargo Commercial Mortgage Trust, Series 2021-C61-XA	1.37	% (a)(c)	11/15/2054	12,976,416
2,022,574	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	6.48	% (h)	02/15/2040	1,845,735
659,041	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	7.18	% (h)	02/15/2040	590,046
1,658,965	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	8.33	% (h)	02/15/2040	1,472,495
84,909,945	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.70	% (a)(c)	12/15/2046	260,054
100,762,024	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	0.96	% (a)(c)	03/15/2047	515,247
10,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-B	4.21	% (a)	08/15/2047	9,318,400
3,147,000	WF-RBS Commercial Mortgage Trust, Series 2014-C21-C	4.23	% (a)	08/15/2047	2,651,916
159,958,615	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.79	% (a)(c)	11/15/2047	1,555,502

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,430,510,206)					2,620,162,465

Non-Agency Residential Collateralized Mortgage Obligations - 26.9%
89,834,527	ABFC Trust, Series 2007-WMC1-A1A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	6.10%		06/25/2037	62,380,709
12,875,000	Accredited Mortgage Loan Trust, Series 2006-1-M2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	1.15%		04/25/2036	9,184,552
13,085,000	Accredited Mortgage Loan Trust, Series 2006-2-M2 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	5.14%		09/25/2036	9,662,217
1,561,590	ACE Securities Corporation Home Equity Loan Trust, Series 2007-ASP1-A2C (1 Month LIBOR USD + 0.52%, 0.52% Floor)	5.37%		03/25/2037	694,153
11,067,863	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		01/25/2037	6,434,874
2,579,072	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.19%		01/25/2037	1,499,462
2,417,881	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		01/25/2037	1,405,708
73,044,842	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		11/25/2036	24,040,087
4,025,863	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	4.92%		11/25/2036	1,680,698
4,352,271	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2D (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		11/25/2036	1,842,024
2,852,333	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		02/25/2037	1,229,338
2,500,528	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM2-A2D (1 Month LIBOR USD + 0.37%, 0.37% Floor)	5.22%		02/25/2037	1,077,687
3,015,394	Adjustable Rate Mortgage Trust, Series 2004-4-CB1 (1 Month LIBOR USD + 1.15%, 1.15% Floor, 10.00% Cap)	6.00%		03/25/2035	2,414,983
597,189	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.29	% (a)	01/25/2036	535,017
19,465,137	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.77	% (a)	02/25/2036	11,731,595
1,650,752	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	4.29	% (a)	08/25/2035	1,520,589
137,202	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	3.80	% (a)	10/25/2035	129,798
4,193,249	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	3.61	% (a)	11/25/2035	3,192,055
11,377,014	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	4.60	% (a)	03/25/2036	6,675,778
6,922,198	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	4.57	% (a)	05/25/2036	5,979,980
10,289,180	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	4.45	% (a)	05/25/2036	2,739,704
5,291,186	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.38	% (a)	03/25/2037	4,480,749
899,804	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.29	% (a)(h)	11/25/2037	850,527
242,851	Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 2.55% Floor)	7.40%		11/25/2033	212,387
800,034	Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 2.03% Floor)	6.88%		04/25/2034	711,687
617,792	Aegis Asset Backed Securities Corporation Mortgage Pass-Through Certificates, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.95% Floor)	6.80%		06/25/2034	582,016
4,989,984	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	5.85%		03/25/2035	4,626,811
9,782,433	Aegis Asset Backed Securities Trust, Series 2006-1-A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.00% Cap)	5.02%		01/25/2037	7,333,419
36,134,436	Ajax Master Trust, Series 2016-1-PC	4.81	% (a)(h)	01/01/2057	27,924,753
38,141,980	Ajax Master Trust, Series 2016-2-PC	3.72	% (a)(h)	10/25/2056	27,302,601
45,762,130	Ajax Master Trust, Series 2017-1-PC	3.40	% (a)(b)(h)	06/25/2057	34,935,039
17,347,198	AJAX Mortgage Loan Trust, Series 2020-D-A	2.25	% (h)(k)	06/25/2060	16,653,371
15,494,509	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28	% (h)(k)	01/25/2026	15,277,923
3,227,207	American Home Mortgage Assets Trust, Series 2006-2-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.23%		09/25/2046	2,646,017
2,983,082	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 11.00% Cap)	5.45%		11/25/2045	2,084,858
13,132,546	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	7.02%		11/25/2045	6,008,163
2,146,383	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	369,993
7,248,123	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60	% (h)	01/25/2037	1,422,619
6,862,903	Ameriquest Mortgage Securities Trust, Series 2004-FR1-M1	3.93%		05/25/2034	6,604,890
108,292,944	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.02%		10/25/2036	59,524,592
5,193,001	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 1.20% Floor)	6.05%		10/25/2032	3,966,835
41,588,000	AMSR Trust, Series 2019-SFR1-E	3.47	% (h)	01/19/2039	38,012,534
30,156,000	AMSR Trust, Series 2020-SFR4-G1	4.00	% (h)	11/17/2037	27,636,044
10,000,000	AMSR Trust, Series 2020-SFR5-F	2.69	% (h)	11/17/2037	8,952,881
6,500,000	AMSR Trust, Series 2021-SFR3-E1	2.33	% (h)	10/17/2038	5,631,753
11,000,000	AMSR Trust, Series 2021-SFR3-E2	2.43	% (h)	10/17/2038	9,522,049
18,500,000	AMSR Trust, Series 2021-SFR3-F	3.23	% (h)	10/17/2038	16,163,609
6,500,000	AMSR Trust, Series 2021-SFR4-D	2.77	% (h)	12/17/2038	5,709,013
10,500,000	AMSR Trust, Series 2021-SFR4-E1	2.97	% (h)	12/17/2038	9,077,449
9,177,878	Angel Oak Mortgage Trust LLC, Series 2019-2-M1	4.07	% (a)(h)	03/25/2049	9,031,307
9,121,000	Angel Oak Mortgage Trust LLC, Series 2021-7-M1	3.26	% (a)(h)	10/25/2066	5,836,020
9,652,851	Argent Securities Trust, Series 2004-W11-M6 (1 Month LIBOR USD + 1.88%, 1.88% Floor)	6.72%		11/25/2034	7,751,296
12,599,495	Argent Securities Trust, Series 2006-W5-A1A (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		06/25/2036	8,317,149
1,641,246	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.68% Floor)	6.53%		06/25/2034	1,591,017
19,895,841	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.07%		11/25/2036	17,684,796
464,061	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	287,948
2,334,349	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	2,105,289
1,698,515	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	1,527,029
2,074,767	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	1,834,036
508,874	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	449,378
1,152,560	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	976,869
8,223,736	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.50%		10/25/2036	2,419,167
1,579,740	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.65	% (c)(d)	11/25/2036	138,692
563,010	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		11/25/2036	443,325
2,770,432	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	2,396,868
461,789	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	383,109
2,400,330	Banc of America Funding Trust, Series 2006-2-3A1	6.00%		03/25/2036	2,149,744
74,290	Banc of America Funding Trust, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%, 22.80% Cap)	8.26	% (d)	03/25/2036	73,028
178,993	Banc of America Funding Trust, Series 2006-2-6A2	5.50%		03/25/2036	173,363
289,437	Banc of America Funding Trust, Series 2006-3-1A1	6.00%		03/25/2036	262,559
225,567	Banc of America Funding Trust, Series 2006-3-6A1	6.38	% (a)	03/25/2036	225,532
1,324,474	Banc of America Funding Trust, Series 2006-6-1A7	6.25%		08/25/2036	1,117,341
513,213	Banc of America Funding Trust, Series 2006-7-T2A5	6.54%		10/25/2036	439,200
2,418,932	Banc of America Funding Trust, Series 2006-7-T2A8	6.41%		10/25/2036	2,070,204
624,210	Banc of America Funding Trust, Series 2006-8T2-A8	6.10%		10/25/2036	548,079
278,725	Banc of America Funding Trust, Series 2006-B-7A1	3.68	% (a)	03/20/2036	224,655
4,187,107	Banc of America Funding Trust, Series 2006-D-6A1	3.44	% (a)	05/20/2036	3,220,744
128,983	Banc of America Funding Trust, Series 2006-H-3A1	3.88	% (a)	09/20/2046	104,867
46,291,959	Banc of America Funding Trust, Series 2006-H-5A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	5.12%		10/20/2036	17,488,852
494,776	Banc of America Funding Trust, Series 2007-1-TA10	6.34%		01/25/2037	442,187
678,201	Banc of America Funding Trust, Series 2007-3-TA1B	5.83	% (a)	04/25/2037	588,068
1,154,208	Banc of America Funding Trust, Series 2007-5-1A1	5.50%		07/25/2037	912,905
818,844	Banc of America Funding Trust, Series 2009-R14A-3A (-2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	5.80	% (d)(h)	06/26/2035	758,740
1,088,107	Banc of America Funding Trust, Series 2009-R15A-4A2	5.75	% (a)(h)	12/26/2036	921,988
625,012	Banc of America Funding Trust, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	7.13	% (d)(h)	07/26/2036	596,900
5,379,773	Banc of America Funding Trust, Series 2014-R6-3A2	4.89	% (a)(b)(e)(h)	10/26/2036	4,565,822
12,760,425	Banc of America Funding Trust, Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09	% (h)	06/26/2036	10,651,527
20,909,406	Banc of America Funding Trust, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.81	% (h)	09/29/2036	16,462,910
1,325,318	Banc of America Mortgage Trust, Series 2006-1-A9	6.00%		05/25/2036	1,114,847
159,356	Banc of America Mortgage Trust, Series 2007-1-2A5	5.75%		01/25/2037	132,280
3,448,090	Banc of America Mortgage Trust, Series 2007-3-2A8	7.00%		09/25/2037	2,939,482
5,975,340	BankUnited Trust, Series 2005-1-2A1	4.07	% (a)	09/25/2045	5,195,850
837,226	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	5.14	% (h)	07/25/2037	748,245
2,708,642	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C-2A4 (1 Month LIBOR USD + 0.42%)	5.25%		11/28/2036	2,286,124
24,385,265	BCAP LLC Trust, Series 2007-AA2-11A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.23	% (h)	05/25/2047	23,916,858
2,051,817	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	1,061,983
2,221,341	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	1,112,649
10,224,912	BCAP LLC Trust, Series 2008-RR3-A1B	6.69	% (a)(h)	10/25/2036	3,080,674
1,523,604	BCAP LLC Trust, Series 2009-RR13-18A2	5.75	% (a)(h)	07/26/2037	833,443
2,633,219	BCAP LLC Trust, Series 2009-RR4-4A2	5.75	% (a)(h)	02/26/2036	1,271,940
6,490,972	BCAP LLC Trust, Series 2010-RR6-7A10	6.00	% (a)(h)	02/26/2037	2,920,725
634,243	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	4.41	% (a)	02/25/2036	470,097
2,459,209	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	3.94	% (a)	10/25/2046	1,986,844
3,008,912	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	4.35	% (a)	02/25/2047	2,568,269
817,169	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	3.88	% (a)	02/25/2047	748,793
10,459,954	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	6.66%		12/25/2046	8,254,361
236,487	Bear Stearns ALT-A Trust, Series 2004-11-2A3	4.67	% (a)	11/25/2034	232,436
4,920,801	Bear Stearns ALT-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	5.33%		02/25/2036	4,776,766
13,894,484	Bear Stearns ALT-A Trust, Series 2006-3-21A1	3.67	% (a)	05/25/2036	10,544,538
4,076,647	Bear Stearns ALT-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	5.19%		08/25/2036	3,279,286
6,733,688	Bear Stearns ALT-A Trust, Series 2006-6-2A1	3.69	% (a)	11/25/2036	3,125,200
3,226,481	Bear Stearns ALT-A Trust, Series 2006-8-2A1	3.68	% (a)	08/25/2046	2,243,675
5,788,933	Bear Stearns ALT-A Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.50% Cap)	5.17%		01/25/2047	4,478,056
2,631,926	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	5.50%		08/25/2034	2,630,382
6,067,957	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	5,226,410
1,979,301	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	1,842,688
28,973,967	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.19	% (a)	09/25/2035	23,611,039
4,868,201	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	3,297,080
7,839,562	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	4,157,429
1,289,182	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.75%		12/25/2036	1,265,846
2,364,204	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	5.01%		02/25/2037	2,338,057
24,557,053	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		05/25/2037	22,086,628
12,707,892	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	5.90%		08/25/2037	10,494,097
1,140,350	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	613,013
1,288,446	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	701,153
1,597,865	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	4.38	% (a)	10/25/2036	1,135,638
6,431,156	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	5.25%		11/25/2036	5,475,547
3,056,094	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	5.21%		12/25/2037	2,672,746
6,883,869	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 10.50% Cap)	5.17%		04/25/2037	6,630,527
7,696,211	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		11/25/2036	7,436,710
5,926,840	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	5.01%		03/25/2037	5,466,645
5,859,161	BNC Mortgage Loan Trust, Series 2007-4-A4 (1 Month LIBOR USD + 1.50%, 1.50% Floor)	6.35%		11/25/2037	4,751,656
24,137,424	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00	% (h)	08/27/2037	12,878,841
100,200,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24	% (h)(k)	03/28/2029	91,953,740
12,750,000	CAFL Issuer LLC, Series 2021-RTL1-A2	3.10	% (h)(k)	03/28/2029	11,629,730
4,320,219	Carrington Mortgage Loan Trust, Series 2006-FRE2-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor, 12.50% Cap)	4.97%		10/25/2036	3,336,423
20,831,557	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	5.01%		10/25/2036	16,099,100
6,411,795	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	5.10%		10/25/2036	4,958,909
4,621,657	Carrington Mortgage Loan Trust, Series 2006-NC3-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 12.50% Cap)	5.00%		08/25/2036	4,342,622
43,234,273	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	5.01%		10/25/2036	41,482,109
25,286,755	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	5.00%		01/25/2037	21,582,581
13,962,193	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	4.99%		12/25/2036	13,297,780
17,542,970	Cascade MH Asset Trust, Series 2019-MH1-A	4.00	% (a)(h)	11/25/2044	16,569,156
2,750,000	Centex Home Equity Loan Trust, Series 2004-A-AF5	5.43%		01/25/2034	2,634,880
2,709,872	Chase Mortgage Finance Trust, Series 2005-A1-2A4	3.94	% (a)	12/25/2035	2,459,241
7,097,678	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	3,524,183
6,773,665	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	3,030,397
4,627,580	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	2,147,349
13,247,711	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	6,460,124
2,926,602	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.02	% (a)	07/25/2037	2,477,829
3,914,663	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	1,613,239
2,290,898	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	1,122,233
1,078,243	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	11
2,150,152	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	1,060,639
5,096,068	ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-M1-2F4	4.12	% (k)	08/25/2037	4,378,505
5,300,364	ChaseFlex Trust Multi-Class Mortgage Pass-Through Certificates, Series 2007-M1-2F5	4.12	% (k)	08/25/2037	4,553,595
1,445,850	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	1,231,590
118,329	ChaseFlex Trust, Series 2006-1-A5	4.46	% (a)	06/25/2036	109,879
2,507,486	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	4.74%		09/25/2036	2,028,045
3,207,672	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	1,256,623
478,954	CHL Mortgage Pass-Through Trust, Series 2003-60-4A1	4.21	% (a)	02/25/2034	444,695
12,001,857	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	6,139,331
2,459,943	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	1,450,057
2,027,087	CHL Mortgage Pass-Through Trust, Series 2005-20-A5	5.50%		10/25/2035	1,318,537
1,503,171	CHL Mortgage Pass-Through Trust, Series 2005-20-A8	5.25%		10/25/2035	974,380
6,774,853	CHL Mortgage Pass-Through Trust, Series 2005-23-A1	5.50%		11/25/2035	3,927,974
1,367,631	CHL Mortgage Pass-Through Trust, Series 2005-24-A8	5.50%		11/25/2035	809,182
2,239,376	CHL Mortgage Pass-Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	1,452,204
428,439	CHL Mortgage Pass-Through Trust, Series 2005-27-2A1	5.50%		12/25/2035	194,614
904,703	CHL Mortgage Pass-Through Trust, Series 2005-28-A7	5.25%		11/01/2035	523,147
7,494,121	CHL Mortgage Pass-Through Trust, Series 2005-HYB1-4A1	3.78	% (a)	03/25/2035	6,673,031
256,047	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-1A1	3.62	% (a)	12/20/2035	221,442
7,124,138	CHL Mortgage Pass-Through Trust, Series 2005-HYB8-4A1	3.87	% (a)	12/20/2035	5,907,038
750,640	CHL Mortgage Pass-Through Trust, Series 2005-J3-2A4	4.50%		09/25/2035	653,548
689,027	CHL Mortgage Pass-Through Trust, Series 2005-J4-A5	5.50%		11/25/2035	560,369
4,577,060	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	2,210,526
3,227,885	CHL Mortgage Pass-Through Trust, Series 2006-16-2A1	6.50%		11/25/2036	1,246,107
6,661,941	CHL Mortgage Pass-Through Trust, Series 2006-1-A2	6.00%		03/25/2036	3,829,376
1,361,720	CHL Mortgage Pass-Through Trust, Series 2006-20-1A21	6.00%		02/25/2037	722,600
16,863,775	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	10,922,718
194,168	CHL Mortgage Pass-Through Trust, Series 2006-J3-A4	5.50%		05/25/2036	188,261
3,841,142	CHL Mortgage Pass-Through Trust, Series 2007-10-A7	6.00%		07/25/2037	1,917,431
13,374,335	CHL Mortgage Pass-Through Trust, Series 2007-11-A1	6.00%		08/25/2037	6,777,600
6,554,434	CHL Mortgage Pass-Through Trust, Series 2007-12-A9	5.75%		08/25/2037	3,625,947
2,827,189	CHL Mortgage Pass-Through Trust, Series 2007-13-A1	6.00%		08/25/2037	1,502,557
4,632,505	CHL Mortgage Pass-Through Trust, Series 2007-13-A10	6.00%		08/25/2037	2,462,023
3,686,746	CHL Mortgage Pass-Through Trust, Series 2007-15-1A1	6.25%		09/25/2037	2,408,253
514,954	CHL Mortgage Pass-Through Trust, Series 2007-15-1A16	6.25%		09/25/2037	336,378
1,483,247	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	968,381
1,811,623	CHL Mortgage Pass-Through Trust, Series 2007-15-1A29	6.25%		09/25/2037	1,183,329
2,764,205	CHL Mortgage Pass-Through Trust, Series 2007-17-1A2	6.00%		10/25/2037	2,127,935
427,810	CHL Mortgage Pass-Through Trust, Series 2007-18-1A1	6.00%		11/25/2037	242,933
37,594,253	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	19,688,689
1,348,316	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	667,709
3,534,269	CHL Mortgage Pass-Through Trust, Series 2007-3-A1	6.00%		04/25/2037	1,881,044
1,361,172	CHL Mortgage Pass-Through Trust, Series 2007-3-A12	6.00%		04/25/2037	724,456
3,162,829	CHL Mortgage Pass-Through Trust, Series 2007-4-1A39	6.00%		05/25/2037	1,524,963
1,208,520	CHL Mortgage Pass-Through Trust, Series 2007-5-A2	5.75%		05/25/2037	646,394
4,357,351	CHL Mortgage Pass-Through Trust, Series 2007-7-A1	6.00%		06/25/2037	2,401,946
1,958,252	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	1,024,792
1,306,185	CHL Mortgage Pass-Through Trust, Series 2007-7-A2	5.75%		06/25/2037	701,787
4,315,549	CHL Mortgage Pass-Through Trust, Series 2007-8-1A4	6.00%		01/25/2038	2,100,225
2,264,784	CHL Mortgage Pass-Through Trust, Series 2007-8-1A5	5.44%		01/25/2038	1,027,245
3,670,725	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	1,786,412
5,258,352	CHL Mortgage Pass-Through Trust, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	2,687,649
5,373,443	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	2,727,723
707,187	CHL Mortgage Pass-Through Trust, Series 2007-9-A11	5.75%		07/25/2037	358,990
3,958,195	CHL Mortgage Pass-Through Trust, Series 2007-HY1-1A1	3.75	% (a)	04/25/2037	3,483,966
9,081,274	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.75	% (a)	03/25/2037	7,578,902
15,713,071	CHL Mortgage Pass-Through Trust, Series 2007-J1-2A1	6.00%		02/25/2037	6,541,543
387,802	CHL Mortgage Pass-Through Trust, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	5.35%		07/25/2037	123,983
1,939,010	CHL Mortgage Pass-Through Trust, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	0.65	% (c)(d)	07/25/2037	236,260
634,691	Citicorp Mortgage Securities Trust, Series 2006-7-1A1	6.00%		12/25/2036	537,993
2,036,135	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	1,919,248
155,000	Citicorp Residential Mortgage Trust, Series 2006-2-A5	4.91%		09/25/2036	154,275
1,276,463	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	895,302
456,071	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	417,839
1,127,766	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	1,078,221
4,568,195	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	3.56	% (a)	06/25/2036	4,055,503
2,311,009	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85	% (k)	10/25/2036	1,528,806
9,139,063	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.61%		03/25/2036	4,446,239
9,282,826	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.66%		05/25/2036	3,464,065
1,648,975	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.16	% (a)	04/25/2037	1,489,002
532,763	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50	% (a)(h)	10/25/2036	292,354
14,905,614	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75	% (h)	04/25/2047	8,750,927
658,472	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50	% (a)(h)	05/25/2037	596,205
43,270,756	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99	% (h)	01/25/2037	39,189,550
1,564,324	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3-A2D (1 Month LIBOR USD + 0.35%, 0.35% Floor)	5.20%		03/25/2037	1,275,313
182,626	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	4.10	% (a)	04/25/2037	180,359
2,028,133	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8-1A1A	3.50	% (a)	08/25/2047	1,755,085
3,557,491	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97	% (k)	01/25/2037	1,768,058
7,841,991	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76	% (k)	01/25/2037	3,900,361
3,090,768	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00	% (a)(h)	10/25/2037	2,693,084
15,893,834	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00	% (a)(b)(h)	06/25/2037	13,998,772
20,051,256	Citigroup Mortgage Loan Trust, Inc., Series 2021-JL1-A	2.75	% (a)(h)	02/27/2062	18,285,619
3,614,133	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	5.05%		01/25/2037	1,687,807
2,883,187	Citigroup Mortgage Loan Trust, Series 2014-8-3A2	6.00	% (a)(b)(h)	03/25/2037	2,484,767
113,672,271	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% (h)	10/25/2058	95,702,515
172,318,407	Citigroup Mortgage Loan Trust, Series 2019-D-PT1	3.41	% (a)(h)	04/25/2064	142,268,162
222,169,188	Citigroup Mortgage Loan Trust, Series 2020-RP1-A1	1.50	% (a)(h)	08/25/2064	196,580,163
26,293,400	Citigroup Mortgage Loan Trust, Series 2020-RP1-M1	2.00	% (a)(h)	08/25/2064	20,732,956
22,116,950	Citigroup Mortgage Loan Trust, Series 2020-RP1-M2	2.50	% (a)(h)	08/25/2064	17,451,824
18,676,200	Citigroup Mortgage Loan Trust, Series 2020-RP1-M3	2.75	% (a)(h)	08/25/2064	14,308,067
49,064,248	Citigroup Mortgage Loan Trust, Series 2020-RP1-PT5	7.23	% (a)(h)	08/25/2064	37,049,385
292,488,016	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75	% (a)(h)	03/25/2065	265,836,245
34,186,100	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25	% (a)(h)	03/25/2065	30,174,717
28,635,750	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40	% (a)(h)	03/25/2065	24,530,008
26,589,300	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40	% (a)(h)	03/25/2065	21,810,357
78,057,061	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.14	% (a)(h)	03/25/2065	74,462,768
1,612,743	CitiMortgage Alternative Loan Trust, Series 2006-A1-1A5	5.50%		04/25/2036	1,454,794
1,818,265	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	1,640,742
1,878,245	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	1,686,273
1,413,621	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	1,269,308
424,218	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		08/25/2044	409,183
1,610,976	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	1,344,965
4,556,369	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	4,108,788
2,225,272	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	1,995,518
1,084,967	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	972,947
2,941,920	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		01/25/2037	2,417,777
2,776,028	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55	% (c)(d)	01/25/2037	124,580
2,299,203	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00	% (f)	03/25/2037	2,095,298
5,291,201	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55	% (c)(d)	03/25/2037	309,220
2,073,508	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	1,886,121
3,707,929	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	5.18%		04/25/2037	3,076,808
3,707,929	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	1.82	% (c)(d)	04/25/2037	309,803
3,926,888	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	3,566,778
519,013	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	474,619
6,842,815	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	6,257,513
218,141	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	192,901
14,812,000	COLT Mortgage Loan Trust, Series 2021-5-M1	3.26	% (a)(h)	11/26/2066	10,168,734
4,294,000	COLT Mortgage Loan Trust, Series 2021-HX1-B1	3.11	% (a)(h)	10/25/2066	2,694,430
4,130,000	COLT Mortgage Loan Trust, Series 2021-HX1-B2	3.86	% (a)(h)	10/25/2066	2,550,932
6,000,000	COLT Mortgage Loan Trust, Series 2021-HX1-M1	2.36	% (a)(h)	10/25/2066	3,690,204
12,393,947	COLT Mortgage Loan Trust, Series 2022-4-A1	4.30	% (a)(h)	03/25/2067	11,891,915
9,000,000	CoreVest American Finance Trust, Series 2020-3-D	2.95	% (a)(h)	08/15/2053	7,017,790
26,508,473	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	19,818,236
5,637,400	Countrywide Alternative Loan Trust, Series 2005-13CB-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	5.35%		05/25/2035	4,570,585
2,574,939	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	2,210,918
2,247,773	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	5.35%		07/25/2035	1,373,285
4,589,203	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (c)(d)	07/25/2035	229,841
1,476,054	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	4.27	% (d)	07/25/2035	1,138,684
2,009,492	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	5.50%		08/25/2035	1,612,501
991,969	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	483,240
5,653,369	Countrywide Alternative Loan Trust, Series 2005-32T1-A9	5.50%		08/25/2035	3,386,165
2,169,266	Countrywide Alternative Loan Trust, Series 2005-46CB-A14	5.50%		10/25/2035	1,577,569
1,098,991	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	799,226
3,772,392	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	2,385,514
1,326,342	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	774,554
29,074,381	Countrywide Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	20,330,371
11,930,210	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	8,929,296
297,921	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	0.40	% (d)	12/25/2035	225,597
349,448	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	311,624
5,071,803	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	4,522,828
993,982	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	5.50%		01/25/2036	925,741
2,500,654	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	0.00	% (c)(d)	01/25/2036	78,048
29,549,887	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	15,350,744
446,267	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	274,261
17,398,027	Countrywide Alternative Loan Trust, Series 2005-80CB-4A1	6.00%		02/25/2036	9,098,745
19,055,950	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	8,875,535
1,272,440	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	3.87	% (d)	02/25/2036	1,065,030
883,399	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	538,558
1,241,000	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	881,697
282,422	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	5.50%		10/25/2035	179,208
132,299	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	93,995
364,701	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	218,938
209,851	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	195,635
392,994	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	5.33%		11/25/2035	251,521
785,988	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	0.17	% (c)(d)	11/25/2035	49,791
3,490,514	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	3,282,130
16,327	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		12/25/2023	14,584
463,659	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	5.35%		04/25/2035	360,231
1,426,642	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (c)(d)	04/25/2035	52,546
2,867,504	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	5.15%		05/25/2035	2,223,005
2,867,504	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	0.35	% (c)(d)	05/25/2035	153,523
2,612,348	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	1,389,925
3,219,652	Countrywide Alternative Loan Trust, Series 2006-12CB-A8	6.00%		05/25/2036	1,765,209
10,754,287	Countrywide Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	5,558,756
27,643,003	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	14,023,729
2,715,988	Countrywide Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	1,556,942
712,255	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		07/25/2036	313,693
712,255	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	0.65	% (c)(d)	07/25/2036	67,124
3,507,945	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	5.25%		08/25/2036	1,743,682
4,756,985	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.75	% (c)(d)	08/25/2036	489,998
732,241	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	452,973
4,110,873	Countrywide Alternative Loan Trust, Series 2006-23CB-2A3	6.50%		08/25/2036	1,460,120
1,305,472	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	743,261
3,820,955	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	2.30	% (c)(d)	08/25/2036	723,460
3,063,908	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	1,790,259
3,288,494	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	5.45%		08/25/2036	1,533,572
1,458,844	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	814,784
1,872,550	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,070,525
2,603,329	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	1,587,406
374,596	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	14.66	% (d)	10/25/2036	560,714
229,448	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	12.37	% (d)	10/25/2036	272,813
1,922,541	Countrywide Alternative Loan Trust, Series 2006-2CB-A9	6.00%		03/25/2036	906,049
2,584,076	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	2,011,069
2,082,593	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	5.52%		11/25/2036	1,095,675
3,473,766	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	0.48	% (c)(d)	11/25/2036	322,054
7,743,360	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	3,592,133
625,026	Countrywide Alternative Loan Trust, Series 2006-36T2-2A4	6.25%		12/25/2036	289,949
815,232	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	663,486
13,279,975	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	1.70	% (c)(d)	01/25/2037	1,063,282
4,522,458	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		01/25/2037	585,991
1,264,231	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	878,947
2,151,804	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	0.60	% (c)(d)	01/25/2037	207,805
2,856,285	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	1,648,695
6,985,541	Countrywide Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55	% (c)(d)	01/25/2037	878,368
6,985,541	Countrywide Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		01/25/2037	3,141,640
3,007,729	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	1,736,111
3,628,458	Countrywide Alternative Loan Trust, Series 2006-42-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		01/25/2047	1,605,769
3,628,458	Countrywide Alternative Loan Trust, Series 2006-42-1A2 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55	% (c)(d)	01/25/2047	483,214
2,416,364	Countrywide Alternative Loan Trust, Series 2006-42-1A3	6.00%		01/25/2047	1,461,289
2,742,094	Countrywide Alternative Loan Trust, Series 2006-43CB-1A12	5.75%		02/25/2037	1,544,695
9,486,990	Countrywide Alternative Loan Trust, Series 2006-43CB-1A6	6.00%		02/25/2037	5,485,525
9,729,136	Countrywide Alternative Loan Trust, Series 2006-45T1-1A1 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		02/25/2037	3,774,679
3,138,431	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		02/25/2037	709,570
3,138,431	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55	% (c)(d)	02/25/2037	328,437
1,335,624	Countrywide Alternative Loan Trust, Series 2006-45T1-2A2	6.00%		02/25/2037	761,573
5,623,277	Countrywide Alternative Loan Trust, Series 2006-4CB-1A1	6.00%		04/25/2036	3,074,650
638,249	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	533,104
4,258,422	Countrywide Alternative Loan Trust, Series 2006-7CB-1A14	6.00%		05/25/2036	2,505,532
7,425,919	Countrywide Alternative Loan Trust, Series 2006-7CB-1A16	6.00%		05/25/2036	4,369,196
2,275,302	Countrywide Alternative Loan Trust, Series 2006-7CB-1A6	6.00%		05/25/2036	1,338,722
2,304,452	Countrywide Alternative Loan Trust, Series 2006-7CB-1A9	6.00%		05/25/2036	1,355,873
815,025	Countrywide Alternative Loan Trust, Series 2006-9T1-A11	6.00%		05/25/2036	337,903
1,940,011	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	1,408,418
3,936,209	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	2,857,626
820,492	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	517,947
1,017,530	Countrywide Alternative Loan Trust, Series 2006-J7-1A1	6.25%		11/25/2036	504,364
30,691,671	Countrywide Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	4.95%		03/20/2047	25,003,181
2,841,059	Countrywide Alternative Loan Trust, Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	4.08%		06/25/2046	2,365,392
587,199	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	10.83	% (d)	05/25/2037	665,434
9,547,200	Countrywide Alternative Loan Trust, Series 2007-12T1-A11	6.00%		06/25/2037	4,759,057
8,729,817	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	5,696,555
5,206,072	Countrywide Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	3,277,434
6,245,400	Countrywide Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	3,931,734
7,407,225	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		08/25/2037	2,842,475
2,144,947	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	14.21	% (d)	08/25/2037	3,375,215
2,633,379	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	2,077,517
4,960,984	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	7.61	% (d)	08/25/2037	5,030,112
747,333	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	469,638
597,772	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	9.93	% (d)	08/25/2037	727,238
10,713,834	Countrywide Alternative Loan Trust, Series 2007-19-1A34	6.00%		08/25/2037	5,601,095
8,785,968	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	4,593,224
26,975,101	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	11,972,685
2,699,733	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	9.02	% (d)	09/25/2037	2,537,855
18,057,085	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	7,699,790
6,944,422	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	5.35%		09/25/2037	3,099,849
9,855,575	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.65	% (c)(d)	09/25/2037	1,761,537
1,004,532	Countrywide Alternative Loan Trust, Series 2007-24-A2 (-6 x 1 Month LIBOR USD + 41.70%, 41.70% Cap)	12.63	% (d)	10/25/2037	1,142,401
2,008,640	Countrywide Alternative Loan Trust, Series 2007-24-A3 (-1 x 1 Month LIBOR USD + 6.95%, 6.95% Cap)	2.10	% (c)(d)	10/25/2037	409,584
3,295,179	Countrywide Alternative Loan Trust, Series 2007-24-A4 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 7.00% Cap)	5.55%		10/25/2037	777,616
4,358,443	Countrywide Alternative Loan Trust, Series 2007-24-A6 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 7.00% Cap)	5.85%		10/25/2037	1,102,499
3,248,450	Countrywide Alternative Loan Trust, Series 2007-2CB-1A4 (1 Month LIBOR USD + 1.00%, 5.75% Floor, 100.00% Cap)	5.75%		03/25/2037	1,879,469
15,342,616	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	1,674,803
3,613,643	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	0.80	% (c)(d)	04/25/2037	498,637
3,613,643	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	5.40%		04/25/2037	1,605,948
14,393,066	Countrywide Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	7,956,457
5,809,043	Countrywide Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	2,806,183
4,822,293	Countrywide Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	2,789,981
5,287,683	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	3,059,236
1,327,119	Countrywide Alternative Loan Trust, Series 2007-7T2-A8	6.00%		04/25/2037	625,169
240,171	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	11.13	% (d)	05/25/2037	269,247
256,379	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	11.01	% (d)	05/25/2037	286,155
398,322	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	5.35%		05/25/2037	153,677
398,322	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	0.65	% (c)(d)	05/25/2037	42,209
1,407,133	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	692,123
20,441,982	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	3.98	% (a)	03/25/2047	17,163,348
19,976,504	Countrywide Alternative Loan Trust, Series 2007-HY4-4A1	3.67	% (a)	06/25/2037	17,111,760
20,321,737	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		06/25/2047	18,592,865
5,857,799	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		06/25/2037	5,356,872
21,575,536	Countrywide Asset Backed Certificates, Series 2007-4-A5	4.46	% (k)	04/25/2047	15,877,720
11,390,847	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		05/25/2037	10,400,113
2,027,496	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	1,541,256
426,806	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	324,448
4,116,608	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	3,045,167
5,551,407	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	4,837,989
9,678,679	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	1,567,766
2,501,082	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	2,169,013
3,569,621	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	1,792,699
8,303,241	Credit Suisse Mortgage Capital Certificates, Series 2009-11R-4A1	7.00	% (a)(h)	09/26/2037	2,455,613
5,778,095	Credit Suisse Mortgage Capital Certificates, Series 2009-12R-5A1	6.00	% (b)(h)	06/27/2036	3,208,107
7,448,710	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.68	% (a)(h)	08/26/2046	5,208,359
30,365,494	Credit Suisse Mortgage Capital Certificates, Series 2021-RPL9-A1	2.44	% (a)(h)	02/25/2061	28,432,120
70,579,096	Credit Suisse Mortgage-Backed Trust, Series 2017-RPL2-CERT	0.00	% (a)(b)(h)	02/25/2056	52,473,977
4,227,000	Credit Suisse Mortgage-Backed Trust, Series 2020-AFC1-B1	3.45	% (a)(h)	02/25/2050	3,009,339
9,394,125	Credit Suisse Mortgage-Backed Trust, Series 2020-RPL1-CERT	3.23	% (a)(h)	01/25/2046	7,685,017
8,411,458	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	3.18%		05/25/2036	5,470,131
3,963,183	CSAB Mortgage Backed Trust, Series 2006-3-A4B	6.61%		11/25/2036	667,340
2,298,202	CSAB Mortgage Backed Trust, Series 2006-4-A6A	6.18%		12/25/2036	476,526
8,406,984	CSAB Mortgage Backed Trust, Series 2007-1-1A1A	5.90	% (a)	05/25/2037	2,192,572
776,887	CSMC Mortgage-Backed Trust, Series 2005-1R-2A5	5.75	% (h)	12/26/2035	556,666
11,281,244	CSMC Mortgage-Backed Trust, Series 2006-1-2A1	6.00%		02/25/2036	3,828,666
2,338,043	CSMC Mortgage-Backed Trust, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	5.55%		03/25/2036	782,853
13,068,583	CSMC Mortgage-Backed Trust, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	0.45	% (c)(d)	03/25/2036	1,211,286
2,722,168	CSMC Mortgage-Backed Trust, Series 2006-2-5A3	6.25%		03/25/2036	1,244,048
7,367,274	CSMC Mortgage-Backed Trust, Series 2006-2-5A4	6.00%		03/25/2036	3,254,521
1,138,804	CSMC Mortgage-Backed Trust, Series 2006-3-4A3	5.50%		04/25/2036	835,345
688,436	CSMC Mortgage-Backed Trust, Series 2006-3-4A4	5.50%		04/25/2036	504,987
2,431,308	CSMC Mortgage-Backed Trust, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	1,462,207
20,280,070	CSMC Mortgage-Backed Trust, Series 2006-4-4A1	7.00%		05/25/2036	5,219,940
7,094,686	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	3,066,450
6,871,044	CSMC Mortgage-Backed Trust, Series 2006-6-1A4	6.00%		07/25/2036	3,671,201
10,035,754	CSMC Mortgage-Backed Trust, Series 2006-6-3A1	7.00%		07/25/2036	1,613,799
113,952	CSMC Mortgage-Backed Trust, Series 2006-7-3A11	6.00%		08/25/2036	47,222
1,576,857	CSMC Mortgage-Backed Trust, Series 2006-7-7A5	6.00%		08/25/2036	1,253,813
2,411,842	CSMC Mortgage-Backed Trust, Series 2006-9-2A1	5.50%		11/25/2036	2,088,844
9,389,727	CSMC Mortgage-Backed Trust, Series 2006-9-3A1	6.00%		11/25/2036	8,096,679
3,553,863	CSMC Mortgage-Backed Trust, Series 2006-9-4A1	6.00%		11/25/2036	2,300,130
1,437,029	CSMC Mortgage-Backed Trust, Series 2006-9-6A14	6.00%		11/25/2036	1,239,339
233,473	CSMC Mortgage-Backed Trust, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	12.20	% (d)	11/25/2036	305,618
8,413,117	CSMC Mortgage-Backed Trust, Series 2007-1-1A4	6.13	% (a)	02/25/2037	2,155,504
5,453,663	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2057	966,405
2,989,103	CSMC Mortgage-Backed Trust, Series 2007-1-5A14	6.00%		02/25/2037	1,797,478
27,237	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	21,712
5,172,094	CSMC Mortgage-Backed Trust, Series 2007-3-2A10	6.00%		04/25/2037	2,061,306
2,486,878	CSMC Mortgage-Backed Trust, Series 2007-5-2A5	5.00%		08/25/2037	2,052,580
24,060,900	CSMC Mortgage-Backed Trust, Series 2007-5-3A19	6.00%		08/25/2037	18,513,238
10,611,782	CSMC Mortgage-Backed Trust, Series 2007-5-3A9	6.00%		08/25/2037	8,165,806
2,446,912	CSMC Mortgage-Backed Trust, Series 2008-2R-1A1	6.00	% (b)(h)	07/25/2037	1,913,911
11,164	CSMC Trust, Series 2009-1R-4A2	3.26	% (a)(h)	07/20/2035	12,900
1,599,980	CSMC Trust, Series 2010-13R-1A2	5.50	% (a)(h)	12/26/2035	1,362,563
23,098,537	CSMC Trust, Series 2010-17R-6A1	3.26	% (a)(h)	06/26/2037	21,854,593
7,073,567	CSMC Trust, Series 2010-4R-3A17	6.00	% (a)(b)(h)	06/26/2037	6,197,208
3,492,393	CSMC Trust, Series 2010-4R-8A17	6.00	% (a)(b)(h)	06/26/2037	3,067,514
8,827,666	CSMC Trust, Series 2010-7R-1A17	6.00	% (a)(h)	01/26/2037	4,992,547
9,025,787	CSMC Trust, Series 2013-9R-A1	3.00	% (a)(h)	05/27/2043	7,749,223
7,785,636	CSMC Trust, Series 2019-RPL6-CERT	0.00	% (a)(h)	11/25/2058	6,792,065
185,127,764	CSMC Trust, Series 2019-RPL6-PT1	3.91	% (a)(h)	11/25/2058	160,356,022
179,692,655	CSMC Trust, Series 2020-RPL1-PT1	3.34	% (a)(h)	10/25/2069	143,046,908
15,777,612	CSMC Trust, Series 2021-JR1-A1	2.47	% (a)(h)	09/27/2066	15,198,708
14,307,474	CSMC Trust, Series 2021-JR2-A1	2.22	% (a)(h)	11/25/2061	13,652,591
7,469,850	CSMC Trust, Series 2021-NQM1-B1	2.83	% (a)(h)	05/25/2065	4,711,797
6,225,825	CSMC Trust, Series 2021-NQM5-M1	2.17	% (a)(h)	05/25/2066	3,234,249
3,180,040	CSMC Trust, Series 2021-NQM6-B1	3.29	% (a)(h)	07/25/2066	1,760,413
7,445,317	CSMC Trust, Series 2021-NQM6-M1	2.58	% (a)(h)	07/25/2066	4,174,008
17,544,000	CWABS Asset-Backed Certificates Trust, Series 2005-11-MF1	5.35	% (a)	02/25/2036	14,960,042
1,887,962	CWABS Asset-Backed Certificates Trust, Series 2005-4-AF5B	5.65%		10/25/2035	1,864,237
7,976,255	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50	% (a)	09/25/2035	7,099,209
258,856	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	0.40	% (d)	11/25/2035	355,924
503,713	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	5.05%		11/25/2035	238,051
1,520,260	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	0.45	% (c)(d)	11/25/2035	70,397
5,174,296	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	4,479,904
13,271,484	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		09/25/2047	10,966,020
15,806,293	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA3-A2 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	5.10%		07/25/2047	13,522,200
3,281,056	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1-A1C	5.67	% (a)	02/25/2036	3,044,098
420,714	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	4.81	% (a)	06/25/2036	365,202
736,269	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01	% (a)	10/25/2036	657,196
10,281,383	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65	% (a)	10/25/2036	9,179,796
732,425	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90	% (a)	10/25/2036	653,821
1,068,740	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90	% (a)	10/25/2036	952,215
2,112,259	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	6.37%		10/25/2036	1,878,938
3,910,025	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-3A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	4.12	% (b)(h)	10/27/2036	3,197,817
4,546,877	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	5.57	% (d)(h)	04/15/2036	4,213,677
1,557,841	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	5.55	% (d)(h)	04/15/2036	1,441,588
2,537,386	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	5.66	% (d)(h)	04/15/2036	2,337,173
321,982	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	5.30	% (d)(h)	04/15/2036	296,723
2,826,700	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	6.01	% (d)(h)	04/15/2036	2,510,477
46,823,481	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	5.57	% (d)(h)	04/15/2036	41,498,251
10,737,278	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04%		04/25/2037	9,161,428
22,750,000	FBR Securitization Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.93%, 0.93% Floor, 14.00% Cap)	5.78%		09/25/2035	19,528,696
5,500,000	FBR Securitization Trust, Series 2005-5-M3 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 14.00% Cap)	5.58%		11/25/2035	4,909,556
75,600,000	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2022-DNA3-M1B (Secured Overnight Financing Rate 30 Day Average + 2.90%)	7.46	% (h)	04/25/2042	75,132,195
3,411,212	Fieldstone Mortgage Investment Trust, Series 2007-1-2A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor, 12.25% Cap)	5.16%		04/25/2047	2,378,399
20,673,780	Figure Line of Credit Trust, Series 2020-1-A	4.04	% (a)(h)	09/25/2049	19,771,761
7,485,652	First Franklin Mortgage Loan Trust, Series 2006-FF8-M1 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.22%		07/25/2036	6,909,199
4,000,000	First Franklin Mortgage Loan Trust, Series 2006-FF9-2A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		06/25/2036	3,491,916
18,416,005	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		03/25/2037	10,110,904
21,924,384	First Franklin Mortgage Loan Trust, Series 2007-FF2-A2C (1 Month LIBOR USD + 0.15%, 0.15% Floor)	5.00%		03/25/2037	10,771,996
2,972,576	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	4.08	% (a)	05/25/2035	1,596,172
3,466,489	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	1,835,578
258,593	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		02/25/2050	257,293
1,138,505	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	4.45	% (a)	06/25/2036	890,311
1,938,472	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	995,383
6,504,781	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	3,213,571
1,234,436	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	556,174
1,947,026	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	862,708
2,946,472	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50	% (a)	05/25/2035	2,017,131
10,628,076	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	4,456,869
546,869	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	229,329
611,663	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	273,833
1,888,250	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	845,344
1,073,585	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	480,630
928,245	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	461,111
1,532,056	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	658,714
9,000,000	FirstKey Homes Trust, Series 2020-SFR1-E	2.79	% (h)	08/17/2037	8,274,738
18,000,000	FirstKey Homes Trust, Series 2020-SFR2-D	1.97	% (h)	10/19/2037	16,179,793
26,225,000	FirstKey Homes Trust, Series 2020-SFR2-E	2.67	% (h)	10/19/2037	23,836,812
16,350,000	FirstKey Homes Trust, Series 2021-SFR1-E1	2.39	% (h)	08/17/2038	13,946,877
11,500,000	FirstKey Homes Trust, Series 2021-SFR1-E2	2.49	% (h)	08/17/2038	9,754,048
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-D	2.06	% (h)	09/17/2038	6,927,515
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E1	2.26	% (h)	09/17/2038	6,856,818
8,000,000	FirstKey Homes Trust, Series 2021-SFR2-E2	2.36	% (h)	09/17/2038	6,827,385
34,891,000	FirstKey Homes Trust, Series 2021-SFR3-B	2.44	% (h)	12/17/2038	31,042,198
29,584,000	FirstKey Homes Trust, Series 2021-SFR3-C	2.54	% (h)	12/17/2038	26,285,227
22,626,000	FirstKey Homes Trust, Series 2021-SFR3-D	2.79	% (h)	12/17/2038	20,120,085
45,314,000	FirstKey Homes Trust, Series 2021-SFR3-E1	2.99	% (h)	12/17/2038	39,724,930
25,293,000	FirstKey Homes Trust, Series 2021-SFR3-E2	3.08	% (h)	12/17/2038	22,180,800
10,174,000	FirstKey Homes Trust, Series 2021-SFR3-F1	3.58	% (h)	12/17/2038	8,808,166
62,350,000	FMC GMSR Issuer Trust, Series 2020-GT1-A	4.45	% (a)(h)	01/25/2026	57,326,248
72,500,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62	% (a)(h)	07/25/2026	62,355,930
64,820,000	FMC GMSR Issuer Trust, Series 2021-GT2-A	3.85	% (a)(h)	10/25/2026	55,735,367
118,622,712	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		11/25/2036	70,709,136
7,750,000	FRTKL, Series 2021-SFR1-E1	2.37	% (h)	09/17/2038	6,565,789
6,650,000	FRTKL, Series 2021-SFR1-E2	2.52	% (h)	09/17/2038	5,600,190
2,751,000	GCAT Trust, Series 2019-NQM3-M1	3.45	% (a)(h)	11/25/2059	2,157,526
7,096,000	GCAT Trust, Series 2021-NQM2-M1	2.54	% (a)(h)	05/25/2066	4,393,066
8,405,000	GCAT Trust, Series 2021-NQM6-B1	4.42	% (a)(h)	08/25/2066	5,697,489
32,779,839	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		08/25/2036	14,332,493
1,862,898	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	3.88	% (a)	09/19/2035	1,557,637
21,535,545	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 10.50% Cap)	5.37%		08/25/2045	7,642,530
18,161,621	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		04/25/2047	15,583,911
893,496	GS Mortgage Securities Corporation Trust, Series 2008-2R-1A1	3.86	% (a)(h)	09/25/2036	330,070
114,552,960	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-A1	1.75	% (a)(h)	05/25/2060	98,214,706
12,540,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M1	2.25	% (a)(h)	05/25/2060	10,024,611
10,237,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M2	2.75	% (a)(h)	05/25/2060	7,953,553
9,341,000	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-M3	3.00	% (a)(h)	05/25/2060	7,058,428
31,826,217	GS Mortgage-Backed Securities Trust, Series 2020-RPL2-PT4	6.67	% (f)(h)	05/25/2060	30,657,527
110,618	GSAA Home Equity Trust, Series 2005-12-AF3	5.07	% (a)	09/25/2035	75,566
7,909,999	GSAA Home Equity Trust, Series 2006-10-AF3	5.98	% (a)	06/25/2036	2,131,020
5,661,322	GSAA Home Equity Trust, Series 2006-10-AF4	6.80%		06/25/2036	1,521,371
10,929,573	GSAA Home Equity Trust, Series 2006-15-AF4	6.46%		09/25/2036	3,162,274
1,670,453	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77	% (a)	11/25/2036	505,579
3,902,051	GSAA Home Equity Trust, Series 2006-18-AF6	6.18%		11/25/2036	985,758
7,366,425	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.03%		12/25/2036	2,034,923
3,983,251	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	2,476,637
2,522,239	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	1,169,893
5,751,438	GSAA Home Equity Trust, Series 2007-7-A5 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	5.41%		07/25/2037	2,933,144
16,224,395	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		08/25/2036	12,878,426
6,945,385	GSAMP Trust, Series 2007-H1-A2B (1 Month LIBOR USD + 0.40%, 0.40% Floor)	5.25%		01/25/2047	3,649,613
6,726,138	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	5.20	% (h)	03/25/2035	5,872,384
6,726,138	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	0.00	% (a)(c)(h)	03/25/2035	126,009
4,348,925	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	5.20	% (h)	09/25/2035	3,699,889
4,348,925	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	0.00	% (a)(c)(h)	09/25/2035	71,269
16,422,098	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	5.20	% (h)	01/25/2036	13,339,448
16,422,098	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	0.00	% (a)(c)(h)	01/25/2036	304,784
17,199,806	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	4.80	% (h)	09/26/2036	10,327,396
727,900	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	687,802
1,704,623	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	1,525,914
218,348	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	208,397
2,299,191	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	2.05	% (c)(d)	07/25/2035	205,239
136,481	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	5.35%		07/25/2035	130,599
110,461	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	5.35%		09/25/2035	107,416
6,976,869	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	3,035,487
1,670,972	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	709,497
186,377	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	308,158
345,192	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	308,349
1,561,603	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	826,011
1,875,479	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	992,037
17,082,497	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	8,145,452
4,396,506	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	2,683,557
3,670,473	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	1,327,362
9,684,311	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	4,617,301
28,008,092	GSR Mortgage Loan Trust, Series 2006-OA1-3A1	3.77	% (f)	08/25/2046	6,319,421
198,711	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	399,972
582,071	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	838,329
12,625,870	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	8,329,319
41,782,715	GSR Mortgage Loan Trust, Series 2007-OA1-1A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	5.08%		05/25/2037	22,708,739
287,674	Harborview Mortgage Loan Trust, Series 2005-14-3A1A	4.37	% (a)	12/19/2035	269,669
5,225,443	Harborview Mortgage Loan Trust, Series 2005-2-1A (1 Month LIBOR USD + 0.52%, 0.52% Floor)	5.28%		05/19/2035	1,729,965
21,715,548	Harborview Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.62% Floor, 11.00% Cap)	5.38%		09/19/2035	11,275,199
41,446,843	Harborview Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	4.69%		09/19/2035	20,014,519
3,929,869	Harborview Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	4.78%		11/19/2036	3,404,823
4,349,111	Harborview Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.10%		12/19/2036	3,728,022
32,180,958	Harborview Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.12%		01/25/2047	28,680,539
5,617,857	Harborview Mortgage Loan Trust, Series 2006-4-1A2A (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.14%		05/19/2046	2,846,642
57,914,288	Harborview Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.40%)	4.98%		07/21/2036	29,822,731
7,274,727	Harborview Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	5.18%		02/19/2046	6,006,419
14,338,289	Harborview Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 2.00%, 10.50% Cap)	5.85%		10/25/2037	11,465,227
445,639	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 1.29% Floor)	6.14%		08/25/2033	432,056
112,448	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.99% Floor)	5.84%		01/25/2035	112,305
12,182,000	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.56%, 0.56% Floor)	5.41%		06/25/2036	10,561,256
8,528,139	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		11/25/2036	6,800,652
8,070,567	Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04%		07/25/2037	3,264,372
8,070,567	Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-B-1A2 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04%		07/25/2037	3,264,372
3,687,594	Home Partners of America Trust, Series 2019-2-C	3.02	% (h)	10/19/2039	3,275,036
3,922,972	Home Partners of America Trust, Series 2019-2-D	3.12	% (h)	10/19/2039	3,450,796
7,384,419	Home Partners of America Trust, Series 2019-2-E	3.32	% (h)	10/19/2039	6,385,842
389,465	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor, 11.50% Cap)	5.58%		03/25/2035	316,290
10,350,000	HomeBanc Mortgage Trust, Series 2005-3-M5 (1 Month LIBOR USD + 1.85%, 1.85% Floor, 11.50% Cap)	6.69%		07/25/2035	8,768,458
13,161,000	Homeward Opportunities Fund Trust, Series 2020-1-B1	5.74	% (a)(h)	11/25/2059	12,820,826
13,276,000	Homeward Opportunities Fund Trust, Series 2020-1-B2	5.89	% (a)(h)	11/25/2059	12,843,743
28,994,000	Homeward Opportunities Fund Trust, Series 2020-2-B2	5.49	% (a)(h)	05/25/2065	25,968,175
23,886,853	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% (h)(k)	08/25/2025	23,823,830
18,928,073	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	6,889,305
13,943,577	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.49%		12/25/2036	4,746,989
28,356,772	HSI Asset Securitization Corporation Trust, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		10/25/2036	9,432,730
14,210,545	HSI Asset Securitization Corporation Trust, Series 2007-NC1-A2 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		04/25/2037	9,728,920
61,607,268	HSI Asset Securitization Corporation Trust, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.03%		04/25/2037	42,335,208
234,861	Impac CMB Trust, Series 2002-9F-A1	5.22%		12/25/2032	228,963
10,315,595	Impac Secured Assets Trust, Series 2007-3-A1B (1 Month LIBOR USD + 0.48%, 0.48% Floor, 11.50% Cap)	5.33%		09/25/2037	8,227,000
27,076,571	Imperial Fund Mortgage Trust, Series 2021-NQM4-A1	2.09	% (a)(h)	01/25/2057	22,901,020
14,000,392	Imperial Fund Mortgage Trust, Series 2021-NQM4-A2	2.30	% (a)(h)	01/25/2057	11,582,232
10,669,974	Imperial Fund Mortgage Trust, Series 2021-NQM4-A3	2.45	% (a)(h)	01/25/2057	8,762,876
3,202,295	IndyMac IMJA Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	1,367,717
2,344,330	IndyMac IMJA Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	1,001,276
7,339,746	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	3,786,694
11,143,892	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	6,266,355
18,077,843	IndyMac IMJA Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	5,723,418
15,418,841	IndyMac IMJA Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	7,344,468
12,629,253	IndyMac IMJA Mortgage Loan Trust, Series 2007-A4-A1	6.25%		02/25/2038	4,370,982
29,130,254	IndyMac IMSC Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	8,257,853
255,044	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	189,292
25,175,498	IndyMac IMSC Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	8,387,245
2,965,453	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.21%		07/25/2047	1,994,093
792,948	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2-1A1	3.58	% (a)	09/25/2036	525,783
891,708	IndyMac INDA Mortgage Loan Trust, Series 2006-AR2-4A1	3.55	% (a)	09/25/2036	745,456
8,156,585	IndyMac INDA Mortgage Loan Trust, Series 2006-AR3-1A1	3.67	% (a)	12/25/2036	6,745,157
3,136,350	IndyMac INDA Mortgage Loan Trust, Series 2007-AR1-3A1	2.83	% (a)	03/25/2037	2,588,875
2,331,255	IndyMac INDA Mortgage Loan Trust, Series 2007-AR3-3A1	3.09	% (a)	07/25/2037	1,999,732
5,767,653	IndyMac INDX Mortgage Loan Trust, Series 2005-AR15-A1	3.50	% (a)	09/25/2035	4,652,628
2,282,387	IndyMac INDX Mortgage Loan Trust, Series 2006-AR7-3A1	3.34	% (a)	05/25/2036	1,834,431
1,926,719	IndyMac INDX Mortgage Loan Trust, Series 2007-AR13-2A1	3.48	% (a)	07/25/2037	1,506,574
4,922,421	IndyMac INDX Mortgage Loan Trust, Series 2007-AR21-8A1	3.68	% (a)	09/25/2037	4,554,828
5,151,743	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	3,582,651
1,651,539	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	1,148,522
3,407,664	JP Morgan Alternative Loan Trust, Series 2006-A2-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 11.50% Cap)	5.21%		05/25/2036	2,752,552
2,208,752	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	1,242,809
2,901,031	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%		05/25/2036	2,872,802
6,710,386	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	6.46%		12/25/2036	6,439,754
2,179,200	JP Morgan Mortgage Acquisition Corporation, Series 2005-WMC1-M4 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	5.75%		09/25/2035	1,843,543
5,854,090	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46	% (k)	09/25/2029	3,639,807
10,670,937	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	4.52%		11/25/2036	9,419,554
22,843,292	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		08/25/2036	10,260,033
21,112,788	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.21%		08/25/2036	9,543,438
2,999,372	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.91%		07/25/2036	872,565
4,385,039	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1A (1 Month LIBOR USD + 0.13%, 0.13% Floor)	4.98%		12/25/2036	2,578,441
35,550,679	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A1B (1 Month LIBOR USD + 0.23%, 0.23% Floor)	5.08%		12/25/2036	2,805,908
15,565,867	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.60%		11/25/2036	15,188,994
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		03/25/2037	7,905,413
130,149	JP Morgan Mortgage Trust, Series 2005-A6-5A1	3.96	% (a)	08/25/2035	127,803
3,674,251	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	3,713,086
375,196	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	308,030
1,051,629	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	458,184
3,397,507	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	1,619,360
1,786,086	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	776,669
7,423,570	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	5.23%		08/25/2036	1,101,689
7,423,570	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	2.27	% (c)(d)	08/25/2036	1,376,788
832,270	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	361,908
5,697,542	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	2,469,903
2,372,738	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	1,034,158
5,560,342	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	5.23%		01/25/2037	1,698,204
5,560,342	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	1.77	% (c)(d)	01/25/2037	1,073,109
647,431	JP Morgan Mortgage Trust, Series 2007-A2-2A1	4.15	% (a)	04/25/2037	472,488
2,552,330	JP Morgan Mortgage Trust, Series 2007-A3-3A2M	3.63	% (a)	05/25/2037	2,243,583
6,178,560	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	2,801,427
1,731,490	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	878,412
4,003,785	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	2,236,185
1,704,150	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	687,439
673,837	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	371,214
3,691,681	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	2,034,054
4,208,183	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	2,318,685
5,006,849	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00	% (a)(h)	02/26/2037	2,598,490
16,378,412	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00	% (a)(h)	09/27/2037	7,418,009
8,090,704	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00	% (h)	02/26/2037	4,017,838
5,115,515	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.00	% (a)(h)	01/26/2037	2,477,565
124,515,191	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00	% (h)	06/25/2058	109,937,687
26,865,978	Legacy Mortgage Asset Trust, Series 2020-GS1-A2	7.00	% (e)(h)(k)	10/25/2059	22,645,408
26,264,000	Legacy Mortgage Asset Trust, Series 2020-GS2-A2	7.00	% (h)(k)	03/25/2060	24,021,054
24,000,000	Legacy Mortgage Asset Trust, Series 2021-GS4-A2	3.55	% (h)(k)	11/25/2060	21,215,616
4,885,069	Lehman Mortgage Trust, Series 2005-2-2A3B	5.94%		08/25/2035	4,383,543
1,636,527	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	927,750
1,006,836	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	718,753
1,853,929	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	1,575,178
157,721	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	128,039
847,305	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	719,843
819,130	Lehman Mortgage Trust, Series 2005-4-2A3A	5.50%		10/25/2035	878,690
7,252,178	Lehman Mortgage Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	4.20%		02/25/2036	6,082,591
946,481	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	5.50%		02/25/2036	398,609
2,839,442	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	0.00	% (c)(d)	02/25/2036	233,607
1,986,125	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	5.50%		02/25/2036	1,407,242
1,986,125	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	0.00	% (b)(c)(d)	02/25/2036	81,143
1,279,644	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	954,984
48,739	Lehman Mortgage Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.19%		08/25/2046	139,635
6,123,238	Lehman Mortgage Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	5.45%		03/25/2036	5,807,160
1,533,705	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.55	% (c)(d)	08/25/2036	114,776
974,789	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	795,602
6,819,378	Lehman Mortgage Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	5.27%		04/25/2036	5,768,244
5,458,845	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	5.20%		09/25/2036	791,476
11,370,715	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	2.30	% (c)(d)	09/25/2036	1,509,573
38,953	Lehman Mortgage Trust, Series 2006-5-2A4A	6.39%		04/25/2036	51,489
6,019,087	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	4,234,034
266,241	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	257,594
2,779,036	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		11/25/2036	675,226
10,312,889	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	1.70	% (c)(d)	11/25/2036	1,267,837
1,704,888	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	8.39	% (d)	01/25/2037	1,765,840
1,852,655	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	5.45%		01/25/2037	995,102
5,538,572	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	0.30	% (c)(d)	01/25/2037	381,519
3,435,300	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	5.23%		01/25/2037	716,337
6,193,594	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	1.77	% (c)(d)	01/25/2037	694,590
8,244,448	Lehman Mortgage Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	5.25%		06/25/2046	7,322,030
5,822,291	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	1,789,688
19,847,920	Lehman Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	5.06	% (h)	06/25/2037	14,471,063
5,480,881	Lehman Mortgage Trust, Series 2007-1-2A1	7.00	% (a)	02/25/2037	5,376,955
5,822,490	Lehman Mortgage Trust, Series 2007-1-2A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15	% (h)	06/25/2037	4,126,944
10,101,479	Lehman Mortgage Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.40%, 0.40% Floor)	5.25%		07/25/2047	9,441,130
10,396,304	Lehman Mortgage Trust, Series 2007-15N-4A1 (1 Month LIBOR USD + 0.90%, 0.90% Floor)	5.75%		08/25/2047	8,372,978
1,438,371	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	1,014,747
2,484,840	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	5.18%		05/25/2037	694,952
10,906,759	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	1.82	% (c)(d)	05/25/2037	1,382,476
743,640	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	5.18%		05/25/2037	161,003
6,532,250	Lehman Mortgage Trust, Series 2007-5-11A1	4.60	% (a)	06/25/2037	4,075,361
684,585	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	11.01	% (d)	08/25/2036	904,347
629,747	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	276,068
96,740	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	79,461
5,546,451	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	1,831,197
3,268,147	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	1,155,041
9,300,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86	% (a)(h)	02/25/2026	8,554,738
92,000,000	LHOME Mortgage Trust, Series 2021-RTL2-A1	2.09	% (h)(k)	06/25/2026	88,613,038
13,639,646	Long Beach Mortgage Loan Trust, Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	5.43%		03/25/2046	5,014,227
48,331,701	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.21%		05/25/2046	16,026,739
4,926,857	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39%		05/25/2046	1,637,551
15,470,046	Long Beach Mortgage Loan Trust, Series 2006-5-2A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	5.33%		06/25/2036	7,455,905
26,651,142	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.29%, 0.29% Floor)	5.14%		07/25/2036	19,257,614
11,639,107	Long Beach Mortgage Loan Trust, Series 2006-WL1-M2 (1 Month LIBOR USD + 0.68%, 0.68% Floor)	5.52%		01/25/2046	10,091,059
2,669,816	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.52%, 0.52% Floor, 11.50% Cap)	5.37%		11/25/2035	2,509,370
2,377,018	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.38	% (a)	03/25/2035	2,060,656
754,880	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	2.87	% (a)	07/25/2035	636,746
5,085,951	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	3.76	% (a)	11/25/2036	2,891,880
6,651,000	MASTR Alternative Loans Trust, Series 2004-9-M2	6.26%		08/25/2034	5,269,945
1,111,612	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	989,196
62,885	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	59,615
6,678,809	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	3,599,930
1,563,758	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	1,126,015
1,290,887	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	769,112
773,789	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	720,183
3,703,707	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	1,170,864
2,338,446	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 4.13% Floor)	8.97%		12/25/2032	2,164,797
6,669,932	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.19%		06/25/2036	5,812,013
10,345,672	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	5.06%		05/25/2037	9,743,934
13,467,157	MASTR Asset Backed Securities Trust, Series 2007-WMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	4.99%		01/25/2037	3,931,120
1,660,394	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	1,152,913
1,101,042	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	733,589
2,634,287	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	1,198,144
13,584,301	MASTR Resecuritization Trust, Series 2008-1-A1	6.00	% (a)(b)(h)	09/27/2037	9,652,897
7,064,518	MASTR Resecuritization Trust, Series 2008-4-A1	6.00	% (a)(h)	06/27/2036	5,711,112
1,228,459	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%		10/25/2032	1,204,397
481,891	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	5.25%		10/25/2032	451,221
20,511,980	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		04/25/2037	8,188,553
10,518,934	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	5.27%		04/25/2037	4,280,258
14,579,367	Merrill Lynch Alternative Note Asset Trust, Series 2007-A3-A2C (1 Month LIBOR USD + 0.64%, 0.64% Floor)	5.49%		04/25/2037	6,019,657
13,022,682	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	5.17%		03/25/2037	3,445,153
13,022,682	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	1.83	% (c)(d)	03/25/2037	2,155,984
29,074,952	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5-1A1	2.91	% (a)	10/25/2047	9,219,568
2,380,568	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-H1-1A2 (1 Month LIBOR USD + 3.50%, 3.50% Floor)	8.35%		10/25/2037	2,156,981
18,380,197	Merrill Lynch Mortgage Investors Trust, Series 2005-AR1-M2 (1 Month LIBOR USD + 1.01%, 1.01% Floor)	5.85%		06/25/2036	15,613,108
572,225	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	4.14	% (a)	10/25/2036	543,029
8,087,998	Merrill Lynch Mortgage Investors Trust, Series 2006-AR1-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17	% (h)	03/25/2037	2,552,343
771,969	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	391,718
23,341,348	Merrill Lynch Mortgage Investors Trust, Series 2006-FM1-A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	4.32%		04/25/2037	14,618,962
10,576,139	Merrill Lynch Mortgage Investors Trust, Series 2006-HE3-A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		06/25/2037	2,881,757
7,618,656	Merrill Lynch Mortgage Investors Trust, Series 2006-HE4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	5.05%		07/25/2037	1,775,792
79,803,061	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		02/25/2037	39,159,410
8,712,454	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		04/25/2047	3,681,081
7,433,049	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.23%		04/25/2047	3,140,412
3,113,402	Merrill Lynch Mortgage Investors Trust, Series 2007-HE3-A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39%		04/25/2047	1,315,391
53,227,139	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	5.10%		03/25/2037	42,797,424
21,510,750	MFA Trust, Series 2021-NPL1-A1	2.36	% (h)(k)	03/25/2060	20,419,991
17,042,240	Morgan Stanley Capital Trust, Series 2006-HE7-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		09/25/2036	7,570,359
22,614,503	Morgan Stanley Capital Trust, Series 2006-HE7-A2D (1 Month LIBOR USD + 0.46%, 0.46% Floor)	5.31%		09/25/2036	10,087,258
13,128,684	Morgan Stanley Capital Trust, Series 2006-NC2-M1 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39%		02/25/2036	11,280,026
5,797,447	Morgan Stanley Capital Trust, Series 2007-HE4-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	4.98	% (h)	02/25/2037	2,571,396
25,942,820	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		12/25/2036	12,927,639
5,160,667	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2-AFPT (1 Month LIBOR USD + 0.07%, 0.07% Floor)	4.92%		11/25/2036	1,708,643
675,958	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	5.55%		12/25/2035	427,612
1,693,587	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	1,229,190
1,952,273	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.31	% (a)	12/25/2035	1,795,910
4,607,819	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.73%		08/25/2036	920,683
6,813,880	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	3,225,386
6,807,406	Morgan Stanley Mortgage Loan Trust, Series 2006-16AX-2A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.19%		11/25/2036	2,056,031
5,311,551	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	6.15%		10/25/2046	1,645,326
1,819,675	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	6.08%		10/25/2046	458,911
1,784,183	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	1,618,089
15,638,285	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.15	% (a)	06/25/2036	10,480,663
1,584,006	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	874,089
1,603,533	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	884,863
2,874,976	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	1,728,974
3,649,065	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	3.41	% (a)	10/25/2037	2,229,522
2,942,702	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	6.42%		09/25/2046	713,471
1,965,863	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.58%		09/25/2046	568,966
311,484	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	6.12%		01/25/2047	293,222
5,339,023	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	6.36%		01/25/2047	2,076,351
3,122,825	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	6.46%		01/25/2047	1,214,196
4,096,977	Morgan Stanley Re-Remic Trust, Series 2010-R5-4B	3.22	% (h)(k)	06/26/2036	3,567,392
6,613,864	Morgan Stanley Re-Remic Trust, Series 2010-R5-5B	2.85	% (h)(k)	01/26/2037	5,666,095
9,866,135	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00	% (a)(h)	11/26/2036	7,470,994
187,636	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94	% (a)(h)	02/26/2037	187,270
7,574,313	Morgan Stanley Re-Remic Trust, Series 2012-R4-1B (1 Month LIBOR USD)	3.28	% (h)	08/26/2036	6,440,027
6,571,823	Morgan Stanley Re-Remic Trust, Series 2013-R2-1B	3.37	% (a)(b)(h)	10/26/2036	5,402,108
2,461,099	Morgan Stanley Resecuritization Trust, Series 2014-R7-B1	3.95	% (a)(h)	01/26/2051	2,419,475
4,817,953	Morgan Stanley Resecuritization Trust, Series 2014-R7-B2	3.95	% (a)(e)(h)	01/26/2051	4,443,598
22,538,683	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(h)	10/25/2060	22,010,135
9,717,097	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17	% (a)	07/25/2036	2,286,964
12,267,502	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	4.64%		10/25/2036	2,534,694
17,829,000	New Century Home Equity Loan Trust, Series 2005-4-M5 (1 Month LIBOR USD + 1.02%, 1.02% Floor, 12.50% Cap)	5.87%		09/25/2035	15,272,079
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.56%, 0.56% Floor, 12.50% Cap)	5.41%		05/25/2036	10,669,441
62,504,400	New Residential Mortgage Loan Trust, Series 2020-RPL1-M1	3.25	% (a)(h)	11/25/2059	53,067,836
16,345,550	New Residential Mortgage Loan Trust, Series 2020-RPL1-M2	3.50	% (a)(h)	11/25/2059	13,599,637
238,747	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.66% Floor, 10.50% Cap)	5.18%		08/25/2035	208,791
25,802	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	5.36%		02/25/2035	25,003
13,025,792	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16	% (a)	05/25/2036	2,965,415
2,647,074	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41	% (a)	05/25/2036	602,075
14,356,074	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% (a)	01/25/2036	4,654,556
2,426,479	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65	% (a)	01/25/2036	786,436
1,156,362	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76	% (a)	06/25/2036	329,027
15,201,309	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% (k)	10/25/2036	3,765,284
2,601,236	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.56%		02/25/2037	756,160
12,965,161	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	6.49%		02/25/2037	3,769,591
2,858,332	Nomura Resecuritization Trust, Series 2014-1R-6A7	6.56	% (a)(h)	08/26/2036	2,238,856
4,467,351	Nomura Resecuritization Trust, Series 2014-2R-4A9	6.37	% (h)(k)	07/26/2036	3,867,278
7,207,676	Nomura Resecuritization Trust, Series 2015-4R-5A2 (1 Month LIBOR USD + 0.43%, 0.43% Floor)	2.60	% (b)(e)(h)	03/26/2036	5,515,357
13,936,736	NovaStar Mortgage Funding Trust, Series 2005-3-M4 (1 Month LIBOR USD + 0.89%, 0.89% Floor, 11.00% Cap)	5.73%		01/25/2036	11,877,999
7,706,452	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	5.17%		10/25/2036	4,230,809
51,366,326	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84	% (h)	12/25/2025	48,003,034
54,004,909	NRZ Excess Spread-Collateralized Notes, Series 2021-FHT1-A	3.10	% (h)	07/25/2026	48,657,451
9,694,000	OBX Trust, Series 2021-NQM3-M1	2.33	% (a)(h)	07/25/2061	5,040,757
794,166	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	5.82%		11/25/2034	766,264
5,859,658	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		01/25/2037	3,413,481
55,538,915	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04%		07/25/2037	45,141,369
10,080,000	People’s Choice Home Loan Securities Trust, Series 2005-1-M5 (1 Month LIBOR USD + 1.50%, 1.50% Floor, 15.00% Cap)	6.35%		01/25/2035	7,150,611
3,187,991	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 10.10% Cap)	5.17%		02/25/2037	2,191,646
7,211,078	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	6,132,261
3,364,807	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	2,861,413
205,104	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	180,101
36,839,660	PMT Credit Risk Transfer Trust, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	7.60	% (h)	05/27/2023	36,062,159
9,464,977	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 3.70%, 2.70% Floor)	8.55	% (h)	10/27/2024	9,161,976
28,206,926	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	8.20	% (h)	02/27/2025	27,134,649
70,798,070	PMT Credit Risk Transfer Trust, Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	7.75	% (h)	02/27/2024	68,735,708
67,663,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	7.85	% (h)	03/25/2026	67,276,570
17,500,000	PNMAC GMSR Issuer Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	6.97	% (h)	04/25/2023	17,386,250
1,200,000	PNMAC GMSR Issuer Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.85%, 2.85% Floor)	7.70	% (h)	02/25/2025	1,195,262
124,366,743	PR Mortgage Loan Trust, Series 2014-1-APT	5.89	% (a)(h)	10/25/2049	114,217,273
55,060,523	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (h)(k)	09/27/2060	52,495,820
27,596,389	Pretium Mortgage Credit Partners LLC, Series 2021-NPL5-A1	2.49	% (h)(k)	10/25/2051	26,056,196
18,326,093	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74	% (h)(k)	07/25/2051	17,118,737
33,311,012	Pretium Mortgage Credit Partners LLC, Series 2021-RN4-A1	2.49	% (a)(h)	10/25/2051	31,425,955
5,221,992	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50	% (h)	05/25/2035	4,587,912
2,840,277	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00	% (h)	05/25/2035	2,341,763
57,778,775	Progress Residential Trust, Series 2021-SFR10-E1	3.57	% (h)	12/17/2040	48,400,350
23,977,912	Progress Residential Trust, Series 2021-SFR10-E2	3.67	% (h)	12/17/2040	19,954,689
12,988,036	Progress Residential Trust, Series 2021-SFR10-F	4.61	% (h)	12/17/2040	10,804,192
29,000,000	Progress Residential Trust, Series 2021-SFR2-E1	2.55	% (h)	04/19/2038	25,284,514
20,000,000	Progress Residential Trust, Series 2021-SFR2-E2	2.65	% (h)	04/19/2038	17,395,152
62,271,000	Progress Residential Trust, Series 2021-SFR2-F	3.40	% (h)	04/19/2038	54,141,384
7,000,000	Progress Residential Trust, Series 2021-SFR5-E1	2.21	% (h)	07/17/2038	5,984,146
25,000,000	Progress Residential Trust, Series 2021-SFR8-E1	2.38	% (h)	10/17/2038	21,246,655
23,900,000	Progress Residential Trust, Series 2021-SFR8-E2	2.53	% (h)	10/17/2038	20,262,461
19,900,000	Progress Residential Trust, Series 2021-SFR8-F	3.18	% (h)	10/17/2038	16,867,867
5,500,000	PRPM LLC, Series 2020-4-A2	3.44	% (h)(k)	10/25/2025	5,376,842
195,865,549	PRPM LLC, Series 2021-10-A1	2.49	% (h)(k)	10/25/2026	181,545,564
103,000,292	PRPM LLC, Series 2021-11-A1	2.49	% (h)(k)	11/25/2026	97,720,724
85,735,125	PRPM LLC, Series 2021-2-A1	2.12	% (a)(h)	03/25/2026	81,281,683
7,100,000	PRPM LLC, Series 2021-2-A2	3.77	% (a)(h)	03/25/2026	6,329,991
51,574,275	PRPM LLC, Series 2021-6-A1	1.79	% (h)(k)	07/25/2026	47,770,868
44,253,246	PRPM LLC, Series 2021-7-A1	1.87	% (h)(k)	08/25/2026	41,432,668
1,571,845	RAMP Trust, Series 2004-RS7-A3	4.31	% (a)	07/25/2034	1,430,454
9,079,876	RAMP Trust, Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	5.45%		03/25/2036	8,733,314
13,016,867	RAMP Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	5.45%		05/25/2036	11,753,193
12,716,265	RAMP Trust, Series 2006-RS6-A4 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39%		11/25/2036	10,623,386
12,419,815	RBSGC Structured Trust, Series 2008-B-A1	6.00	% (h)	06/25/2037	10,924,993
1,642,833	RBSSP Resecuritization Trust, Series 2009-12-17A2	3.99	% (a)(h)	10/25/2035	1,579,565
14,578,867	RBSSP Resecuritization Trust, Series 2009-12-20A2	4.06	% (a)(h)	12/25/2035	12,007,305
2,919,878	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00	% (h)	07/26/2037	1,466,519
56,716,112	Redwood Funding Trust, Series 2019-1-PT	4.47	% (h)(k)	09/27/2024	55,710,172
5,365,067	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75	% (k)	05/25/2036	2,538,696
2,062,139	Renaissance Home Equity Loan Trust, Series 2006-2-AF5	6.25	% (k)	08/25/2036	866,439
17,385,181	Renaissance Home Equity Loan Trust, Series 2006-3-AF3	5.59	% (k)	11/25/2036	6,034,534
18,049,871	Renaissance Home Equity Loan Trust, Series 2006-3-AF4	5.81	% (k)	11/25/2036	6,506,912
2,933,947	Renaissance Home Equity Loan Trust, Series 2006-3-AF5	6.12	% (k)	11/25/2036	1,111,261
10,257,172	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47	% (k)	01/25/2037	3,419,726
20,198,460	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69	% (k)	01/25/2037	6,993,888
8,192,822	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74	% (k)	04/25/2037	2,488,067
5,779,950	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35	% (k)	04/25/2037	1,658,214
3,486,895	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51	% (k)	04/25/2037	1,017,717
5,072,268	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61	% (k)	04/25/2037	1,506,490
2,781,357	Renaissance Home Equity Loan Trust, Series 2007-1-AF4	5.76	% (k)	04/25/2037	847,385
8,232,817	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91	% (k)	04/25/2037	2,570,993
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68	% (k)	06/25/2037	5,377,365
22,755,581	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20	% (k)	06/25/2037	7,647,127
897,262	Reperforming Loan REMIC Trust, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	5.08	% (h)	11/25/2034	844,830
873,033	Reperforming Loan REMIC Trust, Series 2004-R2-1AS	1.54	% (a)(c)(h)	11/25/2034	46,894
271,058	Reperforming Loan REMIC Trust, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	5.21	% (h)	03/25/2035	254,429
269,174	Reperforming Loan REMIC Trust, Series 2005-R1-1AS	1.62	% (a)(c)(h)	03/25/2035	14,913
15,265,559	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.62	% (a)	10/25/2035	10,846,826
8,228,457	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.65	% (a)	12/25/2035	6,505,885
5,970,858	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	3.97	% (a)	03/25/2035	2,354,602
196,894	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	0.00	% (d)	08/25/2035	194,124
774,433	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	636,758
1,585,248	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	5.55%		09/25/2035	1,244,279
6,499,519	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	0.20	% (c)(d)	09/25/2035	345,103
4,900,028	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	1,775,518
1,292,285	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	1,085,615
1,544,362	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	1,334,324
1,461,871	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	5.50%		11/25/2035	1,166,485
1,461,618	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	0.00	% (c)(d)	11/25/2035	50,314
835,513	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	717,442
864,537	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	742,364
2,421,495	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	2,079,298
1,721,122	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	5.70%		12/25/2035	1,349,610
1,721,122	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	0.30	% (c)(d)	12/25/2035	75,551
1,384,868	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	1,189,164
607,140	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	597,909
2,091,123	Residential Accredit Loans, Inc., Series 2006-QS10-A1	6.00%		08/25/2036	1,715,004
643,041	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	519,805
4,793,716	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	3,877,747
1,120,247	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	543,447
1,844,783	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	1,461,915
2,904,334	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	2,353,274
1,305,233	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	1,117,201
530,466	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	434,297
1,886,253	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	1,548,397
1,503,522	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,230,947
595,008	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	487,139
235,456	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	192,770
1,094,334	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	879,754
6,079,644	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	4,887,533
649,834	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	5.71	% (d)	01/25/2036	659,896
4,355,819	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	3,693,339
1,050,386	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-790 x 1 Month LIBOR USD + 5143.00%, 0.10% Floor, 8.00% Cap)	8.00	% (d)	04/25/2036	912,322
4,154,509	Residential Accredit Loans, Inc., Series 2006-QS4-A9	6.00%		04/25/2036	3,275,306
2,597,246	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	2,095,731
7,740,771	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	6,246,068
1,309,229	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	1,073,610
1,899,407	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	1,557,575
3,716,630	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	3,041,507
6,445,178	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	0.70	% (c)(d)	08/25/2036	573,984
2,339,689	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	0.45	% (c)(d)	07/25/2036	144,850
22,297,348	Residential Accredit Loans, Inc., Series 2007-QA5-1A1	5.61	% (a)	09/25/2037	14,963,984
24,942,967	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.46%, 0.46% Floor)	5.31%		06/25/2037	9,849,409
10,053,547	Residential Accredit Loans, Inc., Series 2007-QH7-2A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	5.45%		08/25/2037	8,493,097
23,688,832	Residential Accredit Loans, Inc., Series 2007-QS10-A1	6.50%		09/25/2037	18,999,164
2,417,970	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	1,885,562
7,929,982	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	0.60	% (c)(d)	01/25/2037	509,763
798,237	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	620,504
1,955,016	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	1,488,820
2,669,021	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	2,173,150
13,421,406	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	11,190,799
2,140,127	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,756,267
3,518,387	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	2,953,827
1,420,005	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	1,090,975
585,810	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	5.15%		03/25/2037	414,643
1,945,608	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	1.85	% (c)(d)	03/25/2037	188,376
1,583,370	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	1,250,618
509,100	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	14.62	% (d)	04/25/2037	570,230
2,267,262	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	1,790,786
3,613,315	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	2,937,559
249,560	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	15.46	% (d)	04/25/2037	285,319
5,393,697	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	2,312,228
13,876,844	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	11,276,088
3,860,296	Residential Asset Securities Corporation, Series 2005-KS4-M5 (1 Month LIBOR USD + 1.20%, 1.80% Floor)	6.65%		05/25/2035	3,617,784
8,028,278	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	5.05%		01/25/2037	7,852,726
4,544,457	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	2,264,722
1,543,098	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (c)(d)	11/25/2035	120,657
1,569,341	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	5.40%		11/25/2035	713,880
1,649,909	Residential Asset Securitization Trust, Series 2005-A15-1A7	6.00%		02/25/2036	1,554,422
6,973,827	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	2,839,573
7,081,171	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	2,862,456
2,942,164	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	1,911,259
2,974,240	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (c)(d)	07/25/2035	165,113
4,916,476	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	1,815,407
646,450	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	314,323
6,980,990	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	2,845,727
7,263,578	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	2,756,735
10,289,843	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	5,093,390
14,025,160	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		12/25/2036	2,721,675
30,951,425	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	1.70	% (c)(d)	12/25/2036	5,086,805
5,462,973	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	2,396,920
3,803,897	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	1,661,236
3,161,396	Residential Asset Securitization Trust, Series 2006-A2-A9	6.00%		01/25/2046	1,380,644
2,269,471	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	1,523,752
4,547,599	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	9.02	% (b)(d)	01/25/2046	4,862,125
19,262,060	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	11,393,875
723,090	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	9.24	% (d)	04/25/2037	928,440
22,879,678	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.25	% (c)(d)	05/25/2037	1,410,079
5,878,898	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.25%		05/25/2037	637,932
4,115,722	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	2,426,483
1,803,711	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	1,063,404
7,626,110	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	4,616,915
7,744,622	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	2,981,398
34,065,822	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	13,114,105
15,093,847	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	5,810,583
3,808,724	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	3,094,120
1,177,346	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	995,423
80,606	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	68,151
2,363,797	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	1,905,280
2,887,318	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	2,324,385
1,430,517	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	1,141,913
1,611,635	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	1,286,491
3,008,738	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	2,401,731
470,166	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	375,310
1,628,002	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	1,176,664
1,488,365	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	1,166,426
833,528	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	653,230
11,025,785	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	9,205,115
3,195,316	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	2,668,619
1,330,577	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	1,010,242
8,360,893	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	6,523,561
4,168,012	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	2,955,508
292,445	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	4.56	% (a)	02/25/2037	280,849
2,732,095	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.53	% (a)	04/25/2037	2,103,016
6,300,000	Residential Mortgage Loan Trust, Series 2020-2-M1	3.57	% (a)(h)	05/25/2060	5,303,974
38,110,350	RSFR, Series 2020-1-PT	5.71	% (h)(k)	02/17/2025	34,114,518
66,197,364	RSFR, Series 2021-1-PT	4.75	% (h)(k)	06/19/2026	58,682,639
3,647,791	Securitized Asset Backed Receivables LLC Trust, Series 2006-NC3-A2B (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		09/25/2036	1,330,775
5,740,352	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	4.92%		04/25/2037	3,810,637
5,610,297	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		04/25/2037	3,724,652
15,220,319	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	5.05%		05/25/2037	9,179,093
194,735,773	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	4.29	% (a)(h)	02/25/2054	166,557,059
60,607	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 11.50% Cap)	5.46%		07/20/2033	54,170
4,090,795	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.19%		02/25/2036	3,987,746
2,478,818	SG Mortgage Securities Trust, Series 2006-FRE1-A2C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39%		02/25/2036	1,435,697
11,174,524	Soundview Home Loan Trust, Series 2007-NS1-M1 (1 Month LIBOR USD + 0.35%, 0.35% Floor)	5.20%		01/25/2037	9,809,233
3,423,565	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	5.00%		06/25/2037	2,324,527
6,015,872	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	5.02%		08/25/2037	5,077,144
19,022,838	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.85%		09/25/2037	13,346,558
42,788,624	Soundview Home Loan Trust, Series 2007-WM1W-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	4.29	% (b)	02/25/2037	33,238,220
3,926,983	Specialty Underwriting & Residential Finance Trust, Series 2006-BC2-A2B	4.17%		02/25/2037	1,561,151
13,703,562	Specialty Underwriting & Residential Finance Trust, Series 2007-AB1-A2C (1 Month LIBOR USD + 0.25%, 0.25% Floor)	5.10%		03/25/2037	7,599,837
9,826,000	Spruce Hill Mortgage Loan Trust, Series 2020-SH1-M1	3.22	% (a)(h)	01/28/2050	9,272,018
3,661,796	STARM Mortgage Loan Trust, Series 2007-2-1A1	4.18	% (a)	04/25/2037	1,623,415
1,486,916	STARM Mortgage Loan Trust, Series 2007-3-1A1	3.10	% (a)	06/25/2037	1,001,468
6,329,000	Starwood Mortgage Residential Trust, Series 2021-1-B2	4.52	% (a)(h)	05/25/2065	4,523,168
5,000,000	Starwood Mortgage Residential Trust, Series 2021-2-B1	2.75	% (a)(h)	05/25/2065	3,448,287
7,110,000	Starwood Mortgage Residential Trust, Series 2021-2-B2	3.00	% (a)(h)	05/25/2065	4,405,841
9,103,000	Starwood Mortgage Residential Trust, Series 2021-5-M1	3.25	% (a)(h)	09/25/2066	5,855,660
1,296,213	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.26	% (a)	12/25/2035	1,126,679
2,386,247	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	4.18	% (a)	01/25/2037	1,798,430
7,429,112	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	4.49	% (a)	02/25/2036	4,527,617
1,719,161	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8-4A4	3.91	% (a)	09/25/2036	1,519,001
6,972,617	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	5.45%		08/25/2037	5,721,265
73,308,141	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	5.01%		06/25/2036	45,754,484
8,293,021	Structured Asset Investment Loan Trust, Series 2006-4-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	5.02%		07/25/2036	4,933,227
20,800,000	Structured Asset Investment Loan Trust, Series 2006-4-A5 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	5.16%		07/25/2036	6,922,700
9,040,905	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 10.50% Cap)	5.25%		05/25/2036	6,837,159
809,731	Structured Asset Securities Corporation, Series 2003-24A-1A3	5.35	% (a)	07/25/2033	775,676
8,611,177	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	4,959,025
68,487,305	Structured Asset Securities Corporation, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		12/25/2036	41,949,659
12,690,512	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.34%, 0.34% Floor)	5.19%		12/25/2036	12,230,740
51,811,899	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (c)(d)(h)	03/28/2045	3,588,565
20,127,500	Structured Asset Securities Corporation, Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		11/25/2037	14,601,634
13,587,182	Structured Asset Securities Corporation, Series 2007-MN1A-A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09	% (h)	01/25/2037	8,648,240
15,868,310	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04	% (h)	03/25/2037	12,766,606
222,979	SunTrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	203,545
455,728	SunTrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	215,979
11,037,395	Terwin Mortgage Trust, Series 2006-7-2A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	5.39	% (h)	08/25/2037	4,786,298
151,208	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 11.50% Cap)	5.85%		12/25/2033	140,495
2,947,886	Thornburg Mortgage Securities Trust, Series 2004-4-5A	2.75	% (a)	12/25/2044	2,403,225
4,353,389	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	6.41%		03/25/2037	3,788,734
1,494,250	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	6.41%		03/25/2037	1,241,080
30,000,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A1	2.24	% (h)(k)	06/25/2024	28,387,968
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40	% (h)	03/17/2038	4,571,191
8,900,000	Tricon American Homes Trust, Series 2020-SFR1-D	2.55	% (h)	07/17/2038	8,084,514
1,600,000	Tricon American Homes Trust, Series 2020-SFR1-E	3.54	% (h)	07/17/2038	1,496,130
16,000,000	Tricon Residential Trust, Series 2021-SFR1-B	2.24	% (h)	07/17/2038	14,433,450
13,250,000	Tricon Residential Trust, Series 2021-SFR1-C	2.34	% (h)	07/17/2038	11,920,047
5,250,000	Tricon Residential Trust, Series 2021-SFR1-D	2.59	% (h)	07/17/2038	4,712,132
10,000,000	Tricon Residential Trust, Series 2021-SFR1-E2	2.89	% (h)	07/17/2038	8,837,472
11,300,000	Tricon Residential Trust, Series 2021-SFR1-F	3.69	% (h)	07/17/2038	9,987,612
3,503,242	TVC Mortgage Trust, Series 2020-RTL1-A1	3.47	% (h)	09/25/2024	3,496,108
4,812,732	VCAT LLC, Series 2021-NPL3-A1	1.74	% (h)(k)	05/25/2051	4,481,445
21,637,036	VCAT LLC, Series 2021-NPL4-A1	1.87	% (h)(k)	08/25/2051	20,125,767
34,676,998	VCAT LLC, Series 2021-NPL5-A1	1.87	% (h)(k)	08/25/2051	32,067,606
15,029,419	VCAT LLC, Series 2021-NPL6-A1	1.92	% (h)(k)	09/25/2051	13,975,260
8,707,879	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07	% (a)(h)	11/25/2047	8,215,274
10,703,648	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05	% (a)(h)	10/26/2048	10,290,840
28,245,412	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76	% (a)(h)	03/25/2049	26,552,232
2,708,439	Velocity Commercial Capital Loan Trust, Series 2019-1-M4	4.61	% (a)(h)	03/25/2049	2,112,057
10,575,363	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13	% (a)(h)	07/25/2049	9,896,045
3,851,477	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26	% (a)(h)	07/25/2049	3,410,623
2,398,467	Velocity Commercial Capital Loan Trust, Series 2020-1-M4	3.54	% (a)(h)	02/25/2050	1,920,755
6,100,000	Verus Securitization Trust, Series 2021-3-M1	2.40	% (a)(h)	06/25/2066	3,974,414
4,588,000	Verus Securitization Trust, Series 2021-4-B1	3.05	% (a)(h)	07/25/2066	2,819,436
2,300,000	Verus Securitization Trust, Series 2021-4-B2	3.81	% (a)(h)	07/25/2066	1,428,680
2,500,000	Verus Securitization Trust, Series 2021-4-M1	2.20	% (a)(h)	07/25/2066	1,488,562
6,651,000	Verus Securitization Trust, Series 2021-5-B1	3.04	% (a)(h)	09/25/2066	3,907,967
9,255,000	Verus Securitization Trust, Series 2021-5-M1	2.33	% (a)(h)	09/25/2066	5,770,383
15,759,784	VOLT LLC, Series 2021-CF1-A1	1.99	% (h)(k)	08/25/2051	14,370,379
13,295,743	VOLT LLC, Series 2021-CF2-A1	2.49	% (h)(k)	11/27/2051	11,943,949
24,076,766	VOLT LLC, Series 2021-NPL1-A1	1.89	% (h)(k)	02/27/2051	22,130,923
7,563,735	VOLT LLC, Series 2021-NPL2-A1	1.89	% (h)(k)	02/27/2051	6,987,309
65,214,185	VOLT LLC, Series 2021-NPL3-A1	2.24	% (h)(k)	02/27/2051	61,329,389
8,931,940	VOLT LLC, Series 2021-NPL5-A1	2.12	% (h)(k)	03/27/2051	8,429,876
27,819,806	VOLT LLC, Series 2021-NPL6-A1	2.24	% (h)(k)	04/25/2051	25,694,242
2,075,274	VOLT LLC, Series 2021-NPL9-A1	1.99	% (h)(k)	05/25/2051	1,911,101
6,346,025	Voyager Trust, Series 2009-1-SAC3	2.94	% (a)(h)	02/25/2038	4,548,617
1,203,201	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE2-A4 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	5.33%		05/25/2036	924,117
19,581,107	Washington Mutual Asset-Backed Certificates Trust, Series 2007-HE2-2A2 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		02/25/2037	5,760,045
3,853,488	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-1-2A	6.00%		03/25/2035	3,184,964
1,065,635	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-4-5A1	5.50%		06/25/2035	909,762
411,549	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	0.00	% (d)	07/25/2035	408,573
1,332,697	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	5.45%		07/25/2035	1,125,857
308,879	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-6-2A7	5.50%		08/25/2035	261,727
3,996,981	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	6.00%		08/25/2035	3,769,455
363,362	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	0.00	% (d)	08/25/2035	354,075
2,290,710	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-7-3CB	6.50%		08/25/2035	1,870,528
5,079,533	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-1A2	5.50%		10/25/2035	4,783,265
4,559,652	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9-2A2	5.50%		11/25/2035	4,202,325
1,221,470	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-9-CX	5.50	% (c)	11/25/2035	219,019
4,796,965	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19-B1 (1 Month LIBOR USD + 1.05%, 1.05% Floor, 10.50% Cap)	5.90%		12/25/2045	3,895,024
4,403,842	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-2CB1	7.00%		02/25/2036	3,402,763
1,534,351	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A1	5.75%		02/25/2036	1,354,454
775,621	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A2	5.75%		02/25/2036	702,099
659,159	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A7	5.75%		02/25/2036	596,922
2,024,873	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-3-3CB4	6.00%		04/25/2036	1,673,648
1,170,426	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-1A8	5.75%		07/25/2036	858,246
2,562,123	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-2CB1	6.00%		07/25/2036	1,793,360
4,653,893	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-2CB6	6.00%		07/25/2036	3,257,497
13,238,668	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-3A3	6.72%		07/25/2036	3,361,903
5,516,876	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-5-3A5	6.95%		07/25/2036	1,399,936
7,860,715	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A4	4.17%		10/25/2036	3,016,027
2,884,781	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-9-A7	4.29%		10/25/2036	938,233
6,054,370	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-1A1	3.75	% (a)	09/25/2036	5,246,713
3,893,422	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	5.05%		12/25/2036	1,947,192
5,845,826	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	3.98%		11/25/2046	4,876,497
5,564,873	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	4.09%		06/25/2046	3,994,542
4,956,089	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	4.13%		06/25/2046	3,778,565
3,330,160	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5-A12B (12 Month US Treasury Average + 0.98%, 0.98% Floor)	4.12%		06/25/2046	2,932,593
480,014	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR6-2A3	3.74	% (a)	08/25/2036	401,587
7,477,610	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A6	6.00%		04/25/2037	6,129,252
2,319,574	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A2	6.00%		04/25/2037	1,997,908
3,214,452	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A3	6.00%		04/25/2037	2,768,347
2,267,801	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-4-1A1	5.50%		06/25/2037	2,123,908
168,921	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	10.41	% (d)	06/25/2037	196,313
4,223,013	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A6	6.00%		06/25/2037	3,823,839
7,860,861	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE1-2A2 (1 Month LIBOR USD + 0.11%, 0.11% Floor)	4.96%		01/25/2037	3,547,849
14,913,823	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	5.02%		07/25/2047	10,626,570
4,957,089	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY3-4A1	3.61	% (a)	03/25/2037	4,396,764
7,641,196	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5-1A1	3.00	% (a)	05/25/2037	6,395,983
5,811,595	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		01/25/2047	4,988,335
533,591	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	464,014
2,342,879	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	2,037,384
2,020,074	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	1,756,671
3,310,800	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	2,879,095
12,748,698	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	11,532,527
2,268,794	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	5.20%		06/25/2037	1,585,452
3,342,285	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	1.80	% (c)(d)	06/25/2037	226,704
264,186	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	215,917
4,438,307	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	3,810,933
1,763,368	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	1,514,108
3,072,383	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	2,619,146
23,701,239	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	20,386,497
4,671,123	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	4.29	% (a)	12/28/2037	4,181,124
1,590,046	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	4.09	% (a)	09/25/2036	1,406,930
819,384	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	4.28	% (a)	09/25/2036	753,510
824,224	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	4.64	% (a)	04/25/2036	763,924
1,263,003	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	1,153,143
87,839	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	79,307
2,844,191	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	2,596,792
770,346	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	703,318
261,982	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	5.35%		06/25/2037	222,849
715,730	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	653,473
303,002	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	5.35%		06/25/2037	257,741
136,690	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	9.93	% (d)	06/25/2037	163,993
11,337,413	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	4.49	% (a)	12/28/2037	9,754,966

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $11,199,354,623)					9,093,451,563

US Government and Agency Mortgage Backed Obligations - 45.9%
2,095,071	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C03490	4.50%		08/01/2040	2,111,231
15,467,288	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91388	3.50%		02/01/2032	15,247,497
7,948,394	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91403	3.50%		03/01/2032	7,835,436
8,001,379	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91413	3.50%		12/01/2031	7,887,686
4,082,772	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91417	3.50%		01/01/2032	4,024,761
16,332,844	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91447	3.50%		05/01/2032	16,100,688
20,424,461	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91594	3.00%		01/01/2033	19,288,675
6,154,197	Federal Home Loan Mortgage Corporation Pass-Thru, Pool C91596	3.00%		02/01/2033	5,811,944
2,938,208	Federal Home Loan Mortgage Corporation Pass-Thru, Pool D98901	3.50%		01/01/2032	2,896,458
6,501,801	Federal Home Loan Mortgage Corporation Pass-Thru, Pool D98923	3.50%		01/01/2032	6,409,424
8,064,557	Federal Home Loan Mortgage Corporation Pass-Thru, Pool D99724	3.00%		11/01/2032	7,616,167
7,130,999	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G01840	5.00%		07/01/2035	7,297,024
1,425,169	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G04817	5.00%		09/01/2038	1,458,423
5,593,445	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G07801	4.00%		10/01/2044	5,470,878
11,862,579	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G07862	4.00%		01/01/2044	11,625,785
12,853,777	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G07905	4.00%		01/01/2042	12,605,298
26,127,456	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08534	3.00%		06/01/2043	24,149,860
8,471,877	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08537	3.00%		07/01/2043	7,830,632
15,655,362	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08614	3.00%		11/01/2044	14,469,743
17,838,997	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08619	3.00%		12/01/2044	16,476,891
23,171,963	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08622	3.00%		01/01/2045	21,398,310
43,723,294	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08626	3.00%		02/01/2045	40,385,685
22,105,325	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08631	3.00%		03/01/2045	20,404,207
62,494,321	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08635	3.00%		04/01/2045	57,672,117
18,684,760	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08640	3.00%		05/01/2045	17,239,122
99,886,393	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08648	3.00%		06/01/2045	92,137,488
19,125,805	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08653	3.00%		07/01/2045	17,638,092
11,159,493	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08658	3.00%		08/01/2045	10,289,116
12,597,328	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08670	3.00%		10/01/2045	11,609,567
148,266,660	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08675	3.00%		11/01/2045	136,641,126
60,950,320	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08680	3.00%		12/01/2045	56,133,314
25,681,364	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08686	3.00%		01/01/2046	23,651,700
57,493,878	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08692	3.00%		02/01/2046	52,949,895
18,046,326	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08705	3.00%		05/01/2046	16,601,368
20,922,414	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08715	3.00%		08/01/2046	19,234,148
1,105,584	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08800	3.50%		02/01/2048	1,044,115
12,249,847	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G16072	3.00%		02/01/2032	11,726,264
24,875,942	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G60251	3.50%		10/01/2045	23,549,902
65,227,009	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G60393	3.50%		01/01/2046	61,709,684
9,574,347	Federal Home Loan Mortgage Corporation Pass-Thru, Pool J22834	2.50%		03/01/2028	9,219,871
22,749,036	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q13637	3.00%		11/01/2042	21,027,582
22,941,348	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q13638	3.00%		11/01/2042	21,205,300
39,735,711	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q16672	3.00%		03/01/2043	36,728,251
2,637,734	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q23595	4.00%		12/01/2043	2,599,935
3,131,461	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q24052	4.00%		01/01/2044	3,086,588
2,608,813	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q24172	4.00%		01/01/2044	2,571,429
2,758,775	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q24979	4.00%		02/01/2044	2,711,703
10,495,649	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q31596	3.50%		02/01/2045	9,949,167
4,464,719	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q32861	3.50%		04/01/2045	4,228,104
10,902,336	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q32921	3.50%		04/01/2045	10,317,773
11,839,153	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q39502	3.50%		03/01/2046	11,200,699
25,781,698	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q44073	3.00%		09/01/2046	23,673,265
16,017,462	Federal Home Loan Mortgage Corporation Pass-Thru, Pool QU7965	2.00%		09/01/2051	12,947,563
14,472,237	Federal Home Loan Mortgage Corporation Pass-Thru, Pool QU7970	2.00%		09/01/2051	11,698,350
51,880,733	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA3515	2.50%		09/01/2050	44,876,494
21,965,854	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA4218	2.50%		12/01/2050	18,994,965
16,696,911	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA4968	2.50%		04/01/2046	14,662,981
63,664,703	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA5267	3.00%		05/01/2051	57,356,482
190,299,174	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA7642	4.50%		08/01/2052	186,799,795
86,859,653	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA7672	4.50%		07/01/2052	85,264,673
142,548,502	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA7784	4.50%		08/01/2052	139,923,566
60,277,869	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB0714	2.00%		12/01/2041	51,364,025
78,792,643	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5089	1.50%		12/01/2040	65,444,942
8,760,947	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5106	2.50%		03/01/2041	7,824,730
90,039,647	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5110	1.50%		05/01/2041	75,104,399
58,159,275	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RB5131	2.00%		10/01/2041	50,055,741
16,882,822	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0035	3.00%		04/01/2047	15,592,702
35,047,675	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0699	2.00%		11/01/2050	29,613,850
48,725,064	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0715	2.00%		09/01/2051	41,020,407
61,645,121	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD1914	4.00%		10/01/2052	59,042,572
26,235,786	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD1966	4.00%		11/01/2052	25,132,672
69,449,717	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD2120	3.00%		10/01/2051	62,644,993
42,170,749	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD2386	3.50%		06/01/2052	39,303,290
213,885,568	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD7534	2.50%		02/01/2051	188,113,978
89,211,325	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8152	3.00%		06/01/2051	80,388,985
3,405,883	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8168	3.00%		09/01/2051	3,067,110
9,838,833	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8169	3.50%		09/01/2051	9,152,613
41,872,815	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8214	3.50%		05/01/2052	38,950,122
41,940,880	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SE9043	2.00%		09/01/2051	33,902,336
993,968	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60392	4.00%		10/01/2041	947,448
1,675,737	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60681	4.00%		05/01/2042	1,600,221
5,731,446	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60782	3.50%		07/01/2042	5,313,018
6,742,437	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60853	3.50%		09/01/2042	6,247,084
6,942,418	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60854	3.50%		09/01/2042	6,432,387
1,066,862	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T65110	3.50%		10/01/2042	988,497
7,001,495	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T65492	3.00%		06/01/2048	6,350,469
563,702	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T69016	5.00%		06/01/2041	561,623
12,007,404	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T69050	3.50%		05/01/2046	11,218,771
137,878	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U60299	4.00%		11/01/2040	134,416
1,379,910	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U99125	3.00%		01/01/2043	1,276,132
23,528,815	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U99193	3.50%		03/01/2044	22,337,629
53,867,517	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V81821	3.00%		08/01/2045	49,699,825
15,527,782	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V82117	3.00%		12/01/2045	14,307,035
12,912,278	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V82209	3.50%		02/01/2046	12,215,923
7,076,032	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V82248	3.50%		03/01/2046	6,694,434
83,584,649	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Z40117	3.00%		04/01/2045	77,257,099
6,989,904	Federal Home Loan Mortgage Corporation Pass-Thru, Pool ZS4750	3.00%		01/01/2048	6,375,245
15,356,469	Federal Home Loan Mortgage Corporation Pass-Thru, Pool ZT1827	3.00%		07/01/2047	14,074,283
447,461	Federal Home Loan Mortgage Corporation REMICS, Series 2519-ZD	5.50%		11/15/2032	453,748
243,626	Federal Home Loan Mortgage Corporation REMICS, Series 2596-ZL	5.00%		04/15/2033	246,591
161,542	Federal Home Loan Mortgage Corporation REMICS, Series 2684-ZN	4.00%		10/15/2033	157,657
1,067,106	Federal Home Loan Mortgage Corporation REMICS, Series 2750-ZT	5.00%		02/15/2034	1,081,104
2,864,468	Federal Home Loan Mortgage Corporation REMICS, Series 2825-PZ	5.50%		07/15/2034	2,939,668
1,728,147	Federal Home Loan Mortgage Corporation REMICS, Series 2898-JZ	5.00%		12/15/2034	1,747,268
4,235,605	Federal Home Loan Mortgage Corporation REMICS, Series 2899-AZ	5.00%		12/15/2034	4,262,047
2,234,545	Federal Home Loan Mortgage Corporation REMICS, Series 2909-Z	5.00%		12/15/2034	2,249,500
4,553,376	Federal Home Loan Mortgage Corporation REMICS, Series 2932-Z	5.00%		02/15/2035	4,589,543
1,803,143	Federal Home Loan Mortgage Corporation REMICS, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.82	% (c)(d)	07/15/2035	142,168
1,132,102	Federal Home Loan Mortgage Corporation REMICS, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.42	% (c)(d)	09/15/2035	79,448
415,508	Federal Home Loan Mortgage Corporation REMICS, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	2.05	% (c)(d)	10/15/2035	37,526
2,959,929	Federal Home Loan Mortgage Corporation REMICS, Series 3116-Z	5.50%		02/15/2036	3,036,985
488,187	Federal Home Loan Mortgage Corporation REMICS, Series 3117-ZN	4.50%		02/15/2036	468,723
1,444,961	Federal Home Loan Mortgage Corporation REMICS, Series 3174-PZ	5.00%		01/15/2036	1,469,566
373,159	Federal Home Loan Mortgage Corporation REMICS, Series 3187-JZ	5.00%		07/15/2036	379,712
1,046,581	Federal Home Loan Mortgage Corporation REMICS, Series 3188-ZK	5.00%		07/15/2036	1,054,529
1,628,331	Federal Home Loan Mortgage Corporation REMICS, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.82	% (c)(d)	08/15/2036	127,694
2,150,379	Federal Home Loan Mortgage Corporation REMICS, Series 3203-Z	5.00%		07/15/2036	2,173,995
3,407,291	Federal Home Loan Mortgage Corporation REMICS, Series 3203-ZC	5.00%		07/15/2036	3,444,710
2,208,263	Federal Home Loan Mortgage Corporation REMICS, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	1.75	% (c)(d)	01/15/2037	184,422
2,039,300	Federal Home Loan Mortgage Corporation REMICS, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	1.40	% (c)(d)	02/15/2037	141,460
409,934	Federal Home Loan Mortgage Corporation REMICS, Series 3315-HZ	6.00%		05/15/2037	419,719
1,573,117	Federal Home Loan Mortgage Corporation REMICS, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	1.97	% (c)(d)	06/15/2037	136,012
365,978	Federal Home Loan Mortgage Corporation REMICS, Series 3351-ZC	5.50%		07/15/2037	370,012
4,707,195	Federal Home Loan Mortgage Corporation REMICS, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.37	% (c)(d)	08/15/2037	356,019
197,402	Federal Home Loan Mortgage Corporation REMICS, Series 3369-Z	6.00%		09/15/2037	203,831
548,314	Federal Home Loan Mortgage Corporation REMICS, Series 3405-ZG	5.50%		01/15/2038	553,533
272,494	Federal Home Loan Mortgage Corporation REMICS, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	1.50	% (c)(d)	02/15/2038	18,352
945,112	Federal Home Loan Mortgage Corporation REMICS, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	0.97	% (c)(d)	03/15/2038	55,023
155,197	Federal Home Loan Mortgage Corporation REMICS, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	0.97	% (c)(d)	03/15/2038	8,715
230,231	Federal Home Loan Mortgage Corporation REMICS, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	1.35	% (c)(d)	02/15/2037	16,478
239,854	Federal Home Loan Mortgage Corporation REMICS, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	1.38	% (c)(d)	06/15/2038	13,541
69,989	Federal Home Loan Mortgage Corporation REMICS, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	1.39	% (c)(d)	07/15/2038	5,380
1,668,196	Federal Home Loan Mortgage Corporation REMICS, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	1.17	% (c)(d)	08/15/2038	99,822
2,382,641	Federal Home Loan Mortgage Corporation REMICS, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	0.87	% (c)(d)	02/15/2038	123,595
748,075	Federal Home Loan Mortgage Corporation REMICS, Series 3524-LB	3.33	% (a)(c)(g)	06/15/2038	715,503
57,233	Federal Home Loan Mortgage Corporation REMICS, Series 3530-GZ	4.50%		05/15/2039	52,785
2,249,338	Federal Home Loan Mortgage Corporation REMICS, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	2.07	% (c)(d)	06/15/2039	225,126
141,890	Federal Home Loan Mortgage Corporation REMICS, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.47	% (c)(d)	06/15/2039	11,512
59,026	Federal Home Loan Mortgage Corporation REMICS, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	1.12	% (c)(d)	07/15/2039	4,643
2,754,122	Federal Home Loan Mortgage Corporation REMICS, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	2.52	% (c)(d)	08/15/2035	305,869
816,854	Federal Home Loan Mortgage Corporation REMICS, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.32	% (c)(d)	10/15/2049	74,559
865,512	Federal Home Loan Mortgage Corporation REMICS, Series 3583-GB	4.50%		10/15/2039	857,163
1,567,175	Federal Home Loan Mortgage Corporation REMICS, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	1.67	% (c)(d)	03/15/2032	89,709
2,493,375	Federal Home Loan Mortgage Corporation REMICS, Series 3626-AZ	5.50%		08/15/2036	2,572,347
3,656,894	Federal Home Loan Mortgage Corporation REMICS, Series 3641-Z	5.50%		02/15/2036	3,771,373
3,293,184	Federal Home Loan Mortgage Corporation REMICS, Series 3654-ZB	5.50%		11/15/2037	3,394,101
8,042,407	Federal Home Loan Mortgage Corporation REMICS, Series 3666-VZ	5.50%		08/15/2036	8,288,683
403,821	Federal Home Loan Mortgage Corporation REMICS, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	1.77	% (c)(d)	05/15/2040	31,706
3,041,376	Federal Home Loan Mortgage Corporation REMICS, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.37	% (c)(d)	08/15/2032	126,405
1,387,319	Federal Home Loan Mortgage Corporation REMICS, Series 3704-EI	5.00	% (c)	12/15/2036	233,672
1,456,817	Federal Home Loan Mortgage Corporation REMICS, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	1.69	% (d)	08/15/2040	1,455,473
1,978,799	Federal Home Loan Mortgage Corporation REMICS, Series 3724-CM	5.50%		06/15/2037	2,056,649
6,336,477	Federal Home Loan Mortgage Corporation REMICS, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.37	% (c)(d)	09/15/2040	595,089
186,682	Federal Home Loan Mortgage Corporation REMICS, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	0.63	% (d)	10/15/2040	156,840
4,674,509	Federal Home Loan Mortgage Corporation REMICS, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	0.68	% (d)	11/15/2040	3,697,174
14,154,951	Federal Home Loan Mortgage Corporation REMICS, Series 3768-ZX	5.00%		12/15/2040	14,215,190
1,984,230	Federal Home Loan Mortgage Corporation REMICS, Series 3771-AL	4.00%		12/15/2030	1,957,395
5,299,997	Federal Home Loan Mortgage Corporation REMICS, Series 3779-BY	3.50%		12/15/2030	5,158,619
13,813,391	Federal Home Loan Mortgage Corporation REMICS, Series 3779-DZ	4.50	% (e)	12/15/2040	13,898,156
5,944,174	Federal Home Loan Mortgage Corporation REMICS, Series 3779-LB	4.00%		12/15/2030	5,863,788
1,433,943	Federal Home Loan Mortgage Corporation REMICS, Series 3779-YA	3.50%		12/15/2030	1,395,692
4,925,846	Federal Home Loan Mortgage Corporation REMICS, Series 3783-AC	4.00%		01/15/2031	4,859,458
2,984,617	Federal Home Loan Mortgage Corporation REMICS, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	0.13	% (d)	01/15/2041	2,199,154
4,135,038	Federal Home Loan Mortgage Corporation REMICS, Series 3788-AY	3.50%		01/15/2031	4,023,204
482,493	Federal Home Loan Mortgage Corporation REMICS, Series 3790-Z	4.00%		01/15/2041	462,566
10,851,588	Federal Home Loan Mortgage Corporation REMICS, Series 3800-VZ	4.50%		02/15/2041	10,789,169
1,378,508	Federal Home Loan Mortgage Corporation REMICS, Series 3803-ZM	4.00%		02/15/2041	1,327,448
17,219,762	Federal Home Loan Mortgage Corporation REMICS, Series 3806-CZ	5.50%		07/15/2034	17,649,278
5,685,696	Federal Home Loan Mortgage Corporation REMICS, Series 3808-DB	3.50%		02/15/2031	5,531,243
4,806,672	Federal Home Loan Mortgage Corporation REMICS, Series 3812-EY	3.50%		02/15/2031	4,676,159
1,464,562	Federal Home Loan Mortgage Corporation REMICS, Series 3818-CZ	4.50%		03/15/2041	1,467,834
3,706,482	Federal Home Loan Mortgage Corporation REMICS, Series 3819-ZU	5.50%		07/15/2034	3,799,878
11,902,604	Federal Home Loan Mortgage Corporation REMICS, Series 3824-EY	3.50%		03/15/2031	11,579,206
3,350,433	Federal Home Loan Mortgage Corporation REMICS, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	0.00	% (d)	02/15/2041	2,588,454
4,400,916	Federal Home Loan Mortgage Corporation REMICS, Series 3829-VZ	4.00%		03/15/2041	4,198,866
8,225,305	Federal Home Loan Mortgage Corporation REMICS, Series 3843-PZ	5.00%		04/15/2041	8,466,877
11,740,339	Federal Home Loan Mortgage Corporation REMICS, Series 3863-ZA	5.50%		08/15/2034	12,037,524
3,926,739	Federal Home Loan Mortgage Corporation REMICS, Series 3870-PB	4.50%		06/15/2041	3,897,631
17,987,625	Federal Home Loan Mortgage Corporation REMICS, Series 3871-LZ	5.50%		06/15/2041	18,571,920
5,404,926	Federal Home Loan Mortgage Corporation REMICS, Series 3872-BA	4.00%		06/15/2041	5,328,828
2,782,465	Federal Home Loan Mortgage Corporation REMICS, Series 3877-EY	4.50%		06/15/2041	2,606,771
908,895	Federal Home Loan Mortgage Corporation REMICS, Series 3877-GY	4.50%		06/15/2041	840,453
7,834,341	Federal Home Loan Mortgage Corporation REMICS, Series 3877-ZU	4.50%		06/15/2041	7,794,105
2,405,083	Federal Home Loan Mortgage Corporation REMICS, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	1.29	% (c)(d)	07/15/2041	185,398
10,016,197	Federal Home Loan Mortgage Corporation REMICS, Series 3901-VZ	4.00%		07/15/2041	9,577,066
16,774,047	Federal Home Loan Mortgage Corporation REMICS, Series 3910-GZ	5.00%		08/15/2041	17,255,499
2,384,230	Federal Home Loan Mortgage Corporation REMICS, Series 3910-ZE	5.00%		10/15/2034	2,398,316
3,465,899	Federal Home Loan Mortgage Corporation REMICS, Series 3919-KL	4.50%		09/15/2041	3,444,018
11,737,289	Federal Home Loan Mortgage Corporation REMICS, Series 3919-ZJ	4.00%		09/15/2041	11,557,690
596,196	Federal Home Loan Mortgage Corporation REMICS, Series 3942-JZ	4.00%		10/15/2041	571,234
3,694,427	Federal Home Loan Mortgage Corporation REMICS, Series 3944-AZ	4.00%		10/15/2041	3,539,509
1,454,946	Federal Home Loan Mortgage Corporation REMICS, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	0.65	% (d)	10/15/2041	1,249,570
10,624,183	Federal Home Loan Mortgage Corporation REMICS, Series 3969-AB	4.00%		10/15/2033	10,368,092
1,977,029	Federal Home Loan Mortgage Corporation REMICS, Series 3982-AZ	3.50%		01/15/2042	1,802,056
46,028,188	Federal Home Loan Mortgage Corporation REMICS, Series 3990-ZA	3.50%		01/15/2042	43,213,352
2,822,886	Federal Home Loan Mortgage Corporation REMICS, Series 3999-EZ	4.00%		02/15/2042	2,703,395
19,683,890	Federal Home Loan Mortgage Corporation REMICS, Series 3999-ZB	4.00%		02/15/2042	18,823,808
33,664,791	Federal Home Loan Mortgage Corporation REMICS, Series 4016-KZ	4.00%		03/15/2042	32,796,317
17,995	Federal Home Loan Mortgage Corporation REMICS, Series 4050-BC	2.00%		05/15/2041	17,956
489,258	Federal Home Loan Mortgage Corporation REMICS, Series 4050-ND	2.50%		09/15/2041	474,277
66,436,971	Federal Home Loan Mortgage Corporation REMICS, Series 4084-TZ	4.00%		07/15/2042	63,497,195
45,045,290	Federal Home Loan Mortgage Corporation REMICS, Series 4097-ZA	3.50%		08/15/2042	42,492,542
46,824,925	Federal Home Loan Mortgage Corporation REMICS, Series 4109-GE	4.50%		10/15/2041	47,057,378
13,472,139	Federal Home Loan Mortgage Corporation REMICS, Series 4116-AP	1.35%		08/15/2042	11,715,433
3,802,170	Federal Home Loan Mortgage Corporation REMICS, Series 4121-AV	3.00%		12/15/2035	3,642,147
16,538,386	Federal Home Loan Mortgage Corporation REMICS, Series 4160-HP	2.50%		01/15/2033	15,618,218
17,348,709	Federal Home Loan Mortgage Corporation REMICS, Series 4162-ZJ	3.00%		02/15/2033	16,256,603
49,569,126	Federal Home Loan Mortgage Corporation REMICS, Series 4174-Z	3.50	% (e)	03/15/2043	47,358,363
75,277,041	Federal Home Loan Mortgage Corporation REMICS, Series 4179-AZ	4.00%		01/15/2041	72,797,159
9,433,238	Federal Home Loan Mortgage Corporation REMICS, Series 4183-ZB	3.00	% (e)	03/15/2043	7,635,978
3,359,987	Federal Home Loan Mortgage Corporation REMICS, Series 4186-ZJ	3.00	% (e)	03/15/2033	3,069,219
9,565,847	Federal Home Loan Mortgage Corporation REMICS, Series 4189-ML	3.00%		04/15/2038	8,924,131
40,143,373	Federal Home Loan Mortgage Corporation REMICS, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.00	% (d)	06/15/2043	28,863,090
19,309,604	Federal Home Loan Mortgage Corporation REMICS, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	0.00	% (d)	07/15/2043	14,219,921
24,689,417	Federal Home Loan Mortgage Corporation REMICS, Series 4223-ZV	4.00%		07/15/2043	24,292,589
5,572,998	Federal Home Loan Mortgage Corporation REMICS, Series 4229-TZ	3.00%		06/15/2043	5,140,225
30,681,549	Federal Home Loan Mortgage Corporation REMICS, Series 4229-ZA	4.00%		07/15/2043	30,086,747
8,852,526	Federal Home Loan Mortgage Corporation REMICS, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	1.15	% (d)	09/15/2043	6,745,282
22,093,818	Federal Home Loan Mortgage Corporation REMICS, Series 4250-BZ	3.00%		09/15/2033	20,766,614
9,846,357	Federal Home Loan Mortgage Corporation REMICS, Series 4267-BZ	4.00%		10/15/2040	9,629,599
24,525,869	Federal Home Loan Mortgage Corporation REMICS, Series 4283-ZL	3.00%		08/15/2033	23,302,322
20,108,510	Federal Home Loan Mortgage Corporation REMICS, Series 4355-ZX	4.00%		05/15/2044	19,636,121
17,459,228	Federal Home Loan Mortgage Corporation REMICS, Series 4376-GZ	3.00	% (e)	08/15/2044	15,603,324
55,507,108	Federal Home Loan Mortgage Corporation REMICS, Series 4377-LZ	3.00	% (e)	08/15/2044	49,767,284
1,680,342	Federal Home Loan Mortgage Corporation REMICS, Series 4379-KA	3.00%		08/15/2044	1,582,571
167,963	Federal Home Loan Mortgage Corporation REMICS, Series 4384-A	3.00%		12/15/2040	167,474
30,341,106	Federal Home Loan Mortgage Corporation REMICS, Series 4384-ZY	3.00	% (e)	09/15/2044	27,297,056
153,774,084	Federal Home Loan Mortgage Corporation REMICS, Series 4390-NZ	3.00	% (e)	09/15/2044	137,882,932
13,018,248	Federal Home Loan Mortgage Corporation REMICS, Series 4408-PB	3.00%		04/15/2044	12,347,832
16,987,040	Federal Home Loan Mortgage Corporation REMICS, Series 4427-CE	3.00%		02/15/2034	16,459,472
7,678,281	Federal Home Loan Mortgage Corporation REMICS, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.92	% (c)(d)	07/15/2044	406,173
7,676,713	Federal Home Loan Mortgage Corporation REMICS, Series 4429-HA	3.00%		04/15/2034	7,415,540
29,303,050	Federal Home Loan Mortgage Corporation REMICS, Series 4434-LZ	3.00	% (e)	02/15/2045	25,535,765
1,142,828	Federal Home Loan Mortgage Corporation REMICS, Series 4438-B	3.00%		10/15/2043	1,093,016
10,956,793	Federal Home Loan Mortgage Corporation REMICS, Series 4441-VZ	3.00	% (e)	02/15/2045	9,505,167
529,620	Federal Home Loan Mortgage Corporation REMICS, Series 4444-CH	3.00%		01/15/2041	527,817
31,851,141	Federal Home Loan Mortgage Corporation REMICS, Series 4444-CZ	3.00	% (e)	02/15/2045	27,945,494
22,871,748	Federal Home Loan Mortgage Corporation REMICS, Series 4447-YZ	4.00%		08/15/2043	22,271,728
42,362,438	Federal Home Loan Mortgage Corporation REMICS, Series 4463-ZC	3.00%		04/15/2045	38,912,437
31,692,481	Federal Home Loan Mortgage Corporation REMICS, Series 4467-ZA	3.00	% (e)	04/15/2045	28,833,701
15,378,406	Federal Home Loan Mortgage Corporation REMICS, Series 4471-BA	3.00%		12/15/2041	14,934,828
13,372,375	Federal Home Loan Mortgage Corporation REMICS, Series 4471-BC	3.00%		12/15/2041	12,986,660
41,095,766	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	38,675,386
56,265,051	Federal Home Loan Mortgage Corporation REMICS, Series 4483-CA	3.00%		06/15/2044	53,531,408
28,822,681	Federal Home Loan Mortgage Corporation REMICS, Series 4483-PA	2.50%		06/15/2045	27,049,138
8,097,784	Federal Home Loan Mortgage Corporation REMICS, Series 4492-GZ	3.50%		07/15/2045	7,486,397
796,499	Federal Home Loan Mortgage Corporation REMICS, Series 4498-PD	2.50%		08/15/2042	784,878
6,238,728	Federal Home Loan Mortgage Corporation REMICS, Series 4500-GO	0.00	% (g)	08/15/2045	4,878,930
11,062,097	Federal Home Loan Mortgage Corporation REMICS, Series 4504-CA	3.00%		04/15/2044	10,577,807
19,469,692	Federal Home Loan Mortgage Corporation REMICS, Series 4527-GA	3.00%		02/15/2044	18,491,856
40,124,103	Federal Home Loan Mortgage Corporation REMICS, Series 4533-AB	3.00%		06/15/2044	38,164,590
36,483,939	Federal Home Loan Mortgage Corporation REMICS, Series 4543-HG	2.70%		04/15/2044	34,487,311
56,463,748	Federal Home Loan Mortgage Corporation REMICS, Series 4573-CA	3.00%		11/15/2044	53,682,174
11,532,014	Federal Home Loan Mortgage Corporation REMICS, Series 4573-DA	3.00%		03/15/2045	10,994,534
11,904,221	Federal Home Loan Mortgage Corporation REMICS, Series 4588-DA	3.00%		02/15/2044	11,418,745
7,318,562	Federal Home Loan Mortgage Corporation REMICS, Series 4629-KA	3.00%		03/15/2045	7,054,396
37,323,718	Federal Home Loan Mortgage Corporation REMICS, Series 4636-DZ	3.50	% (e)	12/15/2046	34,885,520
27,053,716	Federal Home Loan Mortgage Corporation REMICS, Series 4679-VZ	3.50	% (e)	02/15/2047	25,243,184
6,329,549	Federal Home Loan Mortgage Corporation REMICS, Series 4744-KA	3.00%		08/15/2046	6,001,311
21,534,000	Federal Home Loan Mortgage Corporation REMICS, Series 4759-NL	3.00%		02/15/2048	18,710,791
5,774,909	Federal Home Loan Mortgage Corporation REMICS, Series 4791-IO	3.00	% (c)	05/15/2048	887,625
31,317,933	Federal Home Loan Mortgage Corporation REMICS, Series 4791-JT	3.00%		05/15/2048	27,904,642
4,750,003	Federal Home Loan Mortgage Corporation REMICS, Series 4791-LI	3.00	% (c)	05/15/2048	585,319
4,750,003	Federal Home Loan Mortgage Corporation REMICS, Series 4791-LO	0.00	% (g)	05/15/2048	3,768,302
18,628,738	Federal Home Loan Mortgage Corporation REMICS, Series 4791-PO	0.00	% (g)	05/15/2048	14,632,527
13,323,724	Federal Home Loan Mortgage Corporation REMICS, Series 4792-A	3.00%		05/15/2048	11,871,216
8,181,251	Federal Home Loan Mortgage Corporation REMICS, Series 4793-C	3.00%		06/15/2048	7,567,494
7,991,746	Federal Home Loan Mortgage Corporation REMICS, Series 4795-AO	0.00	% (g)	05/15/2048	6,141,028
6,413,469	Federal Home Loan Mortgage Corporation REMICS, Series 4801-OG	0.00	% (g)	06/15/2048	4,962,316
12,514,124	Federal Home Loan Mortgage Corporation REMICS, Series 4901-BD	3.00%		07/25/2049	11,759,005
25,905,961	Federal Home Loan Mortgage Corporation REMICS, Series 4924-ST (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	08/25/2048	2,467,978
12,651,219	Federal Home Loan Mortgage Corporation REMICS, Series 5004-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30	% (c)(d)	07/25/2050	1,755,452
13,479,952	Federal Home Loan Mortgage Corporation REMICS, Series 5023-YI	3.00	% (c)	10/25/2050	2,130,256
6,454,176	Federal Home Loan Mortgage Corporation REMICS, Series 5062-PA	1.25%		01/25/2051	5,024,160
13,388,459	Federal Home Loan Mortgage Corporation REMICS, Series 5081-MI	2.50	% (c)	03/25/2051	1,848,437
53,760,055	Federal Home Loan Mortgage Corporation REMICS, Series 5105-NH	2.00%		02/25/2037	48,140,119
8,644,370	Federal Home Loan Mortgage Corporation REMICS, Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.00	% (c)(d)	06/25/2051	185,296
20,716,675	Federal Home Loan Mortgage Corporation REMICS, Series 5117-D	2.00%		06/25/2051	18,455,508
43,718,502	Federal Home Loan Mortgage Corporation REMICS, Series 5126-AH	2.00%		02/25/2037	39,148,283
72,358,994	Federal Home Loan Mortgage Corporation REMICS, Series 5130-IO	3.50	% (c)	08/25/2051	14,167,153
12,921,195	Federal Home Loan Mortgage Corporation REMICS, Series 5140-B	2.00%		05/25/2040	11,275,916
27,399,441	Federal Home Loan Mortgage Corporation REMICS, Series 5145-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00	% (c)(d)	09/25/2051	482,973
50,056,691	Federal Home Loan Mortgage Corporation REMICS, Series 5157-EI	3.00	% (c)	10/25/2051	6,840,993
12,051,003	Federal Home Loan Mortgage Corporation REMICS, Series 5159-CD	1.50%		07/25/2041	10,398,513
45,116,496	Federal Home Loan Mortgage Corporation REMICS, Series 5160-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.74%, 3.74% Cap)	0.00	% (c)(d)	08/25/2050	1,797,698
25,846,482	Federal Home Loan Mortgage Corporation REMICS, Series 5175-CZ	2.50	% (e)	09/25/2051	15,322,223
24,995,976	Federal Home Loan Mortgage Corporation REMICS, Series R003-ZA	5.50%		10/15/2035	25,758,581
74,046,028	Federal Home Loan Mortgage Corporation, Pool Z40206	3.50%		02/01/2047	70,055,834
9,138,047	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	8,145,905
4,877,914	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	4,329,191
1,408,789	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	6.48	% (h)	01/25/2051	1,324,902
1,250,000	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M2 (Secured Overnight Financing Rate 30 Day Average + 3.75%)	8.23	% (h)	01/25/2051	1,091,812
12,474,029	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	11,540,961
8,902,687	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	8,421,631
35,833,707	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	33,727,090
6,273,216	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	5,843,769
5,536,187	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	5,120,495
38,140,341	Federal Home Loan Mortgage Corporation, Series 357-200	2.00%		09/15/2047	33,862,699
12,698,870	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	11,818,873
28,450,153	Federal Home Loan Mortgage Corporation, Series 4857-J	3.40%		01/15/2049	27,172,221
43,074,423	Federal Home Loan Mortgage Corporation, Series 5007-IP	3.00	% (c)	07/25/2050	6,994,955
28,215,529	Federal Home Loan Mortgage Corporation, Series 5059-ID	3.00	% (c)	01/25/2051	4,276,346
34,143,557	Federal Home Loan Mortgage Corporation, Series 5077-CI	3.50	% (c)	02/25/2051	6,245,799
18,221,518	Federal Home Loan Mortgage Corporation, Series 5160-ZY	3.00	% (e)	10/25/2050	13,477,850
33,532,999	Federal Home Loan Mortgage Corporation, Series 5171-GI	3.00	% (c)	12/25/2051	5,427,447
29,327,579	Federal Home Loan Mortgage Corporation, Series 5181-IL	3.00	% (c)	01/25/2052	4,764,025
68,678,214	Federal Home Loan Mortgage Corporation, Series 5209-IO	3.00	% (c)	10/25/2051	10,989,050
82,158,182	Federal Home Loan Mortgage Corporation, Series 5279-IO	3.00	% (c)	03/25/2051	13,224,345
20,865,033	Federal Home Loan Mortgage Corporation, Series 5299-ZA	3.00	% (e)	03/25/2052	15,950,879
23,235,899	Federal National Mortgage Association Pass-Thru, Pool BM7154	0.00	% (f)	03/01/2053	22,852,564
3,260,000	Federal National Mortgage Association Pass-Thru, Pool BS7503	4.87%		04/01/2031	3,359,384
3,508,880	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	3,586,608
2,545,112	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	2,601,564
4,281,414	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	4,376,378
2,853,866	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	2,917,175
1,200,369	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	1,226,977
968,897	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	990,410
2,365,337	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	2,417,876
102,591	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	104,870
591,208	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	601,483
4,720,807	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	4,648,212
5,505,562	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	5,083,634
323,852	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	329,422
69,377	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	70,921
941,501	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,009,252
580,929	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	611,405
4,722,280	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	4,799,509
7,912,070	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	8,087,495
6,412,288	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	6,266,598
134,733	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	130,586
450,591	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	440,358
3,331,630	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	3,280,792
718,969	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	677,883
547,936	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	515,938
12,180,978	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	11,995,040
10,174,644	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	10,019,331
1,618,135	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	1,593,435
4,459,685	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	4,391,631
6,457,972	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	6,359,395
4,120,794	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	3,885,236
8,661,356	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	8,171,117
3,197,222	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	2,953,526
4,358,866	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	4,112,222
12,326,734	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	11,628,653
6,517,531	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	6,148,599
33,847,888	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	31,252,127
25,827,503	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	23,846,751
19,971,546	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%		12/01/2032	18,840,526
10,922,893	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%		02/01/2043	10,090,224
12,461,032	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%		02/01/2043	11,511,108
5,799,023	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%		02/01/2033	5,470,503
8,780,476	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%		02/01/2033	8,282,988
10,545,683	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%		03/01/2038	9,685,914
4,542,195	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%		04/01/2033	4,285,093
8,970,844	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%		04/01/2038	8,239,878
7,142,466	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%		05/01/2033	6,737,871
22,306,249	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%		05/01/2033	21,042,243
4,204,889	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%		05/01/2033	3,966,778
193,465	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	192,032
334,248	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%		06/01/2040	340,891
213,533	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%		06/01/2040	218,282
2,697,460	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%		12/01/2040	2,642,501
137,137	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%		12/01/2040	133,740
1,852,407	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%		01/01/2041	1,746,562
716,295	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	700,034
1,198,955	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%		04/01/2026	1,192,700
490,433	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%		09/01/2041	465,702
802,987	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%		09/01/2041	769,006
55,160	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%		09/01/2041	52,005
1,547,662	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%		10/01/2041	1,459,220
2,098,193	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%		10/01/2041	1,995,507
1,106,195	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%		10/01/2041	1,042,966
5,163,386	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%		11/01/2041	4,868,342
1,333,524	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%		10/01/2041	1,257,309
533,400	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%		11/01/2041	506,423
7,950,645	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%		11/01/2041	7,788,594
2,858,031	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%		12/01/2041	2,645,495
1,004,707	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%		12/01/2041	947,225
9,622,448	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%		01/01/2032	9,475,637
1,458,603	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%		02/01/2042	1,375,219
2,870,493	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%		02/01/2042	2,706,507
1,138,722	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%		03/01/2042	1,073,642
1,759,792	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%		03/01/2042	1,659,225
503,774	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%		03/01/2042	498,488
49,435,543	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%		06/01/2043	45,178,999
26,132,624	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%		07/01/2043	24,140,659
503,388	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%		04/01/2026	504,639
4,393,132	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%		10/01/2043	4,325,562
9,616,895	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%		09/01/2053	8,849,647
18,245,318	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%		06/01/2053	16,436,357
24,274,780	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%		04/01/2042	23,787,683
23,121,125	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%		10/01/2044	21,348,822
7,447,415	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%		02/01/2045	7,450,725
22,877,188	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%		06/01/2044	23,028,557
22,360,740	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%		03/01/2046	21,146,324
11,091,424	Federal National Mortgage Association Pass-Thru, Pool AL9220	3.00%		06/01/2045	10,241,276
19,215,797	Federal National Mortgage Association Pass-Thru, Pool AL9445	3.00%		07/01/2031	18,427,109
4,963,949	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%		05/01/2042	4,680,217
13,910,718	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%		09/01/2042	12,876,251
10,720,406	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%		09/01/2042	9,923,137
6,706,555	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%		12/01/2042	6,192,199
6,664,167	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%		04/01/2043	6,153,003
6,407,783	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%		03/01/2044	6,410,628
7,027,126	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%		03/01/2044	7,030,245
4,117,748	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%		05/01/2044	4,119,576
1,958,445	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%		06/01/2044	1,961,130
2,053,551	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%		07/01/2044	2,056,368
9,736,556	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%		08/01/2034	9,184,624
4,724,308	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%		10/01/2034	4,444,862
9,639,450	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%		10/01/2034	9,069,141
30,843,344	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%		12/01/2044	28,452,807
12,101,352	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%		12/01/2044	11,155,955
7,863,787	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%		01/01/2035	7,398,566
11,588,771	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%		01/01/2035	10,903,113
8,762,311	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%		01/01/2045	8,338,018
11,395,505	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%		01/01/2035	10,721,137
70,336,197	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%		03/01/2045	64,841,501
27,455,038	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	25,315,938
11,962,023	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%		04/01/2035	11,254,167
9,758,296	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%		04/01/2035	9,180,897
12,578,140	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%		04/01/2035	11,833,419
8,703,284	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%		05/01/2035	8,188,295
14,176,072	Federal National Mortgage Association Pass-Thru, Pool AS7473	3.00%		07/01/2046	12,846,315
29,993,717	Federal National Mortgage Association Pass-Thru, Pool AS7661	3.00%		08/01/2046	27,180,163
19,419,561	Federal National Mortgage Association Pass-Thru, Pool AS8056	3.00%		10/01/2046	17,805,962
27,282,207	Federal National Mortgage Association Pass-Thru, Pool AS8111	3.00%		10/01/2041	25,140,721
16,846,220	Federal National Mortgage Association Pass-Thru, Pool AS8269	3.00%		11/01/2046	15,440,355
14,208,122	Federal National Mortgage Association Pass-Thru, Pool AS8306	3.00%		11/01/2041	13,119,310
16,686,910	Federal National Mortgage Association Pass-Thru, Pool AS8356	3.00%		11/01/2046	15,121,588
13,602,467	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%		07/01/2045	12,327,483
17,198,045	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%		03/01/2045	15,847,319
6,106,522	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%		02/01/2045	5,533,773
423,748	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%		01/01/2045	383,997
2,786,556	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%		03/01/2045	2,525,176
5,986,529	Federal National Mortgage Association Pass-Thru, Pool AZ0576	3.50%		04/01/2042	5,585,949
8,481,318	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	8,015,343
16,313,771	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%		11/01/2046	14,958,242
8,371,375	Federal National Mortgage Association Pass-Thru, Pool BC9081	3.00%		12/01/2046	7,678,829
80,609,984	Federal National Mortgage Association Pass-Thru, Pool BF0314	3.00%		01/01/2053	73,444,233
67,338,808	Federal National Mortgage Association Pass-Thru, Pool BF0353	3.00%		05/01/2053	61,352,333
36,068,788	Federal National Mortgage Association Pass-Thru, Pool BF0391	3.00%		09/01/2053	32,872,562
20,862,429	Federal National Mortgage Association Pass-Thru, Pool BK8257	1.50%		12/01/2050	15,948,327
18,991,303	Federal National Mortgage Association Pass-Thru, Pool BK8267	2.50%		12/01/2050	16,621,310
41,043,676	Federal National Mortgage Association Pass-Thru, Pool BM5112	3.00%		11/01/2033	39,291,039
19,004,269	Federal National Mortgage Association Pass-Thru, Pool BM5299	3.00%		12/01/2046	17,425,174
29,215,736	Federal National Mortgage Association Pass-Thru, Pool BM5633	3.00%		07/01/2047	26,766,804
4,337,044	Federal National Mortgage Association Pass-Thru, Pool BM5834	3.00%		04/01/2048	3,930,138
48,461,136	Federal National Mortgage Association Pass-Thru, Pool BM6779	2.00%		08/01/2051	39,184,865
8,360,728	Federal National Mortgage Association Pass-Thru, Pool BQ6432	2.00%		08/01/2051	6,760,404
16,560,083	Federal National Mortgage Association Pass-Thru, Pool BQ6564	2.00%		09/01/2051	13,390,211
27,529,677	Federal National Mortgage Association Pass-Thru, Pool BS4319	2.35%		01/01/2039	20,969,645
7,863,000	Federal National Mortgage Association Pass-Thru, Pool BS7410	5.48%		01/01/2033	8,165,457
10,467,000	Federal National Mortgage Association Pass-Thru, Pool BS8014	4.84%		03/01/2033	10,664,466
19,846,936	Federal National Mortgage Association Pass-Thru, Pool BT1777	2.50%		06/01/2051	17,335,274
1,610,347	Federal National Mortgage Association Pass-Thru, Pool BT6556	2.00%		07/01/2051	1,302,089
8,282,142	Federal National Mortgage Association Pass-Thru, Pool CA0862	3.50%		09/01/2047	7,821,912
6,032,977	Federal National Mortgage Association Pass-Thru, Pool CA3898	3.00%		07/01/2034	5,754,963
4,514,729	Federal National Mortgage Association Pass-Thru, Pool CA4413	3.00%		10/01/2049	3,973,671
40,634,103	Federal National Mortgage Association Pass-Thru, Pool CA7235	2.50%		10/01/2050	35,154,442
12,989,580	Federal National Mortgage Association Pass-Thru, Pool CA7671	2.50%		11/01/2040	11,602,124
22,568,698	Federal National Mortgage Association Pass-Thru, Pool CA7789	2.50%		11/01/2040	20,158,048
17,522,379	Federal National Mortgage Association Pass-Thru, Pool CB0189	3.00%		04/01/2051	15,789,725
3,728,647	Federal National Mortgage Association Pass-Thru, Pool CB1648	2.00%		09/01/2051	3,014,933
14,239,651	Federal National Mortgage Association Pass-Thru, Pool CB3332	3.50%		04/01/2052	13,324,456
86,021,843	Federal National Mortgage Association Pass-Thru, Pool CB3618	4.00%		05/01/2052	82,405,403
28,155,320	Federal National Mortgage Association Pass-Thru, Pool CB3786	4.00%		06/01/2052	26,966,096
97,530,553	Federal National Mortgage Association Pass-Thru, Pool CB4291	5.00%		08/01/2052	97,497,433
48,105,989	Federal National Mortgage Association Pass-Thru, Pool CB4613	4.50%		09/01/2052	47,220,123
48,942,800	Federal National Mortgage Association Pass-Thru, Pool FM1000	3.00%		04/01/2047	44,738,960
25,971,352	Federal National Mortgage Association Pass-Thru, Pool FM4347	2.50%		09/01/2050	22,479,233
46,247,527	Federal National Mortgage Association Pass-Thru, Pool FM4752	2.50%		11/01/2050	40,476,284
51,200,148	Federal National Mortgage Association Pass-Thru, Pool FM4792	2.50%		11/01/2050	44,295,626
28,839,102	Federal National Mortgage Association Pass-Thru, Pool FM4913	2.50%		11/01/2050	24,947,785
36,157,352	Federal National Mortgage Association Pass-Thru, Pool FM5150	2.00%		12/01/2050	30,034,660
5,457,128	Federal National Mortgage Association Pass-Thru, Pool FM6864	1.50%		04/01/2041	4,551,991
68,898,363	Federal National Mortgage Association Pass-Thru, Pool FM7557	3.50%		03/01/2050	64,999,999
68,696,136	Federal National Mortgage Association Pass-Thru, Pool FM8104	3.00%		07/01/2051	61,942,016
29,844,322	Federal National Mortgage Association Pass-Thru, Pool FM8158	2.50%		07/01/2051	26,248,276
68,689,841	Federal National Mortgage Association Pass-Thru, Pool FM8215	2.50%		03/01/2051	60,118,524
50,949,039	Federal National Mortgage Association Pass-Thru, Pool FM8304	4.00%		07/01/2049	49,466,464
66,442,060	Federal National Mortgage Association Pass-Thru, Pool FM8435	2.50%		09/01/2051	58,127,326
74,433,564	Federal National Mortgage Association Pass-Thru, Pool FM8769	2.50%		09/01/2051	65,075,000
38,127,853	Federal National Mortgage Association Pass-Thru, Pool FM8780	2.50%		09/01/2051	33,283,334
10,850,321	Federal National Mortgage Association Pass-Thru, Pool FM9422	2.00%		01/01/2051	9,014,116
31,281,504	Federal National Mortgage Association Pass-Thru, Pool FM9490	2.00%		11/01/2051	26,161,400
19,514,921	Federal National Mortgage Association Pass-Thru, Pool FM9846	2.50%		12/01/2051	16,852,247
148,894,209	Federal National Mortgage Association Pass-Thru, Pool FM9958	3.50%		11/01/2051	139,102,058
86,359,950	Federal National Mortgage Association Pass-Thru, Pool FM9993	3.50%		07/01/2051	81,102,943
37,044,302	Federal National Mortgage Association Pass-Thru, Pool FS0009	3.50%		11/01/2051	34,508,951
58,691,629	Federal National Mortgage Association Pass-Thru, Pool FS1472	3.50%		11/01/2050	55,089,774
17,494,313	Federal National Mortgage Association Pass-Thru, Pool FS2588	4.50%		08/01/2052	17,200,558
16,436,997	Federal National Mortgage Association Pass-Thru, Pool FS2837	4.00%		09/01/2052	15,745,893
781,721	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	782,047
2,791,506	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	2,792,672
568,588	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%		05/01/2030	568,826
37,888	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%		06/01/2040	37,516
71,486	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	70,783
844,141	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%		10/01/2030	824,976
191,958	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%		12/01/2030	187,599
4,959,297	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%		01/01/2031	4,846,659
1,135,166	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%		11/01/2041	1,070,747
37,352,348	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%		12/01/2031	36,782,298
15,927,637	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%		01/01/2032	15,684,548
18,664,812	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%		02/01/2032	18,380,009
9,592,382	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%		03/01/2032	9,446,000
1,950,155	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%		04/01/2042	1,805,500
12,887,850	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%		05/01/2032	12,691,160
1,140,867	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%		05/01/2042	1,056,034
28,067,880	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%		06/01/2032	27,639,441
3,378,518	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%		06/01/2042	3,127,158
1,993,136	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%		06/01/2042	1,879,218
17,252,370	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%		07/01/2032	16,856,168
28,298,888	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%		07/01/2042	26,199,575
32,008,974	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%		08/01/2042	29,626,937
12,242,802	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%		08/01/2032	11,936,350
9,230,668	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%		09/01/2042	8,543,517
2,315,215	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%		10/01/2032	2,257,062
15,502,715	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%		10/01/2042	14,349,747
15,426,501	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	14,562,258
1,392,202	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	1,289,121
8,790,790	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	8,292,852
35,177,093	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	33,184,405
21,007,370	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	19,817,250
36,839,539	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	34,752,061
4,697,033	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	4,430,861
23,396,548	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	22,808,080
5,324,745	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	4,928,849
4,227,579	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	3,913,305
13,959,119	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	13,607,930
10,441,478	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	9,667,970
10,827,279	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	9,812,359
35,163,614	Federal National Mortgage Association Pass-Thru, Pool MA2259	3.00%		05/01/2035	33,082,819
15,557,290	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	14,098,164
14,938,293	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		05/01/2046	13,826,359
16,593,134	Federal National Mortgage Association Pass-Thru, Pool MA2649	3.00%		06/01/2046	15,036,537
15,288,611	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	14,150,671
5,150,683	Federal National Mortgage Association Pass-Thru, Pool MA2673	3.00%		07/01/2046	4,667,493
19,103,925	Federal National Mortgage Association Pass-Thru, Pool MA2711	3.00%		08/01/2046	17,311,819
1,801,089	Federal National Mortgage Association Pass-Thru, Pool MA2743	3.00%		09/01/2046	1,592,005
42,447,786	Federal National Mortgage Association Pass-Thru, Pool MA2806	3.00%		11/01/2046	39,052,038
13,651,985	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	12,559,135
17,193,930	Federal National Mortgage Association Pass-Thru, Pool MA2895	3.00%		02/01/2047	15,746,596
10,238,845	Federal National Mortgage Association Pass-Thru, Pool MA3614	3.50%		03/01/2049	9,633,270
2,368,675	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	2,314,830
37,249,682	Federal National Mortgage Association Pass-Thru, Pool MA4100	2.00%		08/01/2050	30,941,111
79,022,485	Federal National Mortgage Association Pass-Thru, Pool MA4191	2.00%		11/01/2050	63,994,481
98,266,483	Federal National Mortgage Association Pass-Thru, Pool MA4306	2.50%		04/01/2051	84,824,679
52,523,723	Federal National Mortgage Association Pass-Thru, Pool MA4340	2.00%		05/01/2051	42,469,908
81,373,468	Federal National Mortgage Association Pass-Thru, Pool MA4701	4.50%		08/01/2052	79,803,730
48,244,040	Federal National Mortgage Association Pass-Thru, Pool MA4733	4.50%		09/01/2052	47,312,134
35,460,306	Federal National Mortgage Association Pass-Thru, Series 2022-18-DZ	3.50	% (e)	04/25/2052	28,363,777
322,409	Federal National Mortgage Association REMICS, Series 2002-70-QZ	5.50%		11/25/2032	331,148
453,977	Federal National Mortgage Association REMICS, Series 2002-75-ZG	5.50%		11/25/2032	459,682
6,537,320	Federal National Mortgage Association REMICS, Series 2003-129-ZT	5.50%		01/25/2034	6,700,810
1,147,992	Federal National Mortgage Association REMICS, Series 2003-29-ZL	5.00%		04/25/2033	1,156,252
549,852	Federal National Mortgage Association REMICS, Series 2003-64-ZG	5.50%		07/25/2033	557,810
4,553,811	Federal National Mortgage Association REMICS, Series 2003-84-PZ	5.00%		09/25/2033	4,577,216
754,181	Federal National Mortgage Association REMICS, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	03/25/2034	12,950
1,323,133	Federal National Mortgage Association REMICS, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	2.85	% (c)(d)	07/25/2034	103,948
43,473	Federal National Mortgage Association REMICS, Series 2005-107-EG	4.50%		01/25/2026	42,753
244,368	Federal National Mortgage Association REMICS, Series 2005-37-ZK	4.50%		05/25/2035	241,396
2,245,848	Federal National Mortgage Association REMICS, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	1.85	% (c)(d)	10/25/2035	225,725
1,973,910	Federal National Mortgage Association REMICS, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	1.73	% (c)(d)	10/25/2036	198,368
779,033	Federal National Mortgage Association REMICS, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	1.47	% (c)(d)	01/25/2037	77,629
284,123	Federal National Mortgage Association REMICS, Series 2006-16-HZ	5.50%		03/25/2036	288,117
3,213,335	Federal National Mortgage Association REMICS, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	1.90	% (c)(d)	07/25/2036	267,671
260,054	Federal National Mortgage Association REMICS, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	1.75	% (c)(d)	10/25/2036	21,873
4,220,141	Federal National Mortgage Association REMICS, Series 2007-109-VZ	5.00%		10/25/2035	4,252,554
469,942	Federal National Mortgage Association REMICS, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (c)(d)	05/25/2037	30,194
3,236,830	Federal National Mortgage Association REMICS, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	1.96	% (c)(d)	03/25/2037	336,036
1,536,444	Federal National Mortgage Association REMICS, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	1.59	% (c)(d)	04/25/2037	143,605
186,564	Federal National Mortgage Association REMICS, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	1.26	% (c)(d)	04/25/2037	10,742
1,356,856	Federal National Mortgage Association REMICS, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.25	% (c)(d)	04/25/2037	101,756
1,297,074	Federal National Mortgage Association REMICS, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	1.77	% (c)(d)	10/25/2036	117,044
2,090,241	Federal National Mortgage Association REMICS, Series 2007-60-VZ	6.00%		07/25/2037	2,168,762
1,369,801	Federal National Mortgage Association REMICS, Series 2007-71-GZ	6.00%		07/25/2047	1,497,632
1,612,134	Federal National Mortgage Association REMICS, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	1.02	% (c)(d)	08/25/2037	137,513
199,551	Federal National Mortgage Association REMICS, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	1.80	% (c)(d)	03/25/2037	13,825
1,638,540	Federal National Mortgage Association REMICS, Series 2008-29-ZA	4.50%		04/25/2038	1,620,460
3,377,028	Federal National Mortgage Association REMICS, Series 2008-48-BE	5.00%		06/25/2034	3,412,992
293,517	Federal National Mortgage Association REMICS, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	06/25/2037	20,871
116,864	Federal National Mortgage Association REMICS, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30	% (c)(d)	07/25/2038	8,813
287,872	Federal National Mortgage Association REMICS, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	02/25/2037	18,891
416,105	Federal National Mortgage Association REMICS, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (c)(d)	02/25/2038	29,292
310,573	Federal National Mortgage Association REMICS, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	07/25/2038	21,915
199,397	Federal National Mortgage Association REMICS, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	07/25/2038	12,559
877,039	Federal National Mortgage Association REMICS, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	08/25/2038	70,036
160,700	Federal National Mortgage Association REMICS, Series 2008-81-LP	5.50%		09/25/2038	164,827
1,900,620	Federal National Mortgage Association REMICS, Series 2009-106-EZ	4.50%		01/25/2040	1,846,335
271,300	Federal National Mortgage Association REMICS, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (c)(d)	01/25/2040	28,247
228,259	Federal National Mortgage Association REMICS, Series 2009-16-MZ	5.00%		03/25/2029	227,276
807,965	Federal National Mortgage Association REMICS, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	06/25/2039	57,501
624,536	Federal National Mortgage Association REMICS, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	06/25/2039	48,272
284,191	Federal National Mortgage Association REMICS, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.25	% (c)(d)	07/25/2039	21,874
204,839	Federal National Mortgage Association REMICS, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	1.10	% (c)(d)	07/25/2039	16,342
2,225,987	Federal National Mortgage Association REMICS, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	1.90	% (c)(d)	07/25/2039	146,987
225,019	Federal National Mortgage Association REMICS, Series 2009-51-BZ	4.50%		07/25/2039	222,388
620,305	Federal National Mortgage Association REMICS, Series 2009-54-EZ	5.00%		07/25/2039	616,835
280,254	Federal National Mortgage Association REMICS, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	0.95	% (c)(d)	09/25/2039	22,566
1,236,919	Federal National Mortgage Association REMICS, Series 2009-80-PM	4.50%		10/25/2039	1,238,006
1,366,199	Federal National Mortgage Association REMICS, Series 2009-83-Z	4.50%		10/25/2039	1,338,328
5,485,100	Federal National Mortgage Association REMICS, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	2.38	% (c)(d)	01/25/2036	442,487
8,444,698	Federal National Mortgage Association REMICS, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	1.90	% (c)(d)	10/25/2039	970,521
464,925	Federal National Mortgage Association REMICS, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	0.87	% (c)(d)	04/25/2037	22,937
356,667	Federal National Mortgage Association REMICS, Series 2009-94-BC	5.00%		11/25/2039	355,889
6,570,550	Federal National Mortgage Association REMICS, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	0.00	% (c)(d)	09/25/2040	314,423
2,908,193	Federal National Mortgage Association REMICS, Series 2010-101-ZC	4.50%		09/25/2040	2,882,165
6,130,085	Federal National Mortgage Association REMICS, Series 2010-101-ZH	4.50%		07/25/2040	6,085,018
2,081,952	Federal National Mortgage Association REMICS, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	1.50	% (c)(d)	02/25/2040	178,437
648,018	Federal National Mortgage Association REMICS, Series 2010-10-ZA	4.50%		02/25/2040	626,881
727,287	Federal National Mortgage Association REMICS, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	1.10	% (c)(d)	10/25/2050	77,735
1,013,540	Federal National Mortgage Association REMICS, Series 2010-116-Z	4.00%		10/25/2040	961,140
254,499	Federal National Mortgage Association REMICS, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	0.00	% (c)(d)	10/25/2040	8,775
760,092	Federal National Mortgage Association REMICS, Series 2010-120-KD	4.00%		10/25/2040	720,593
6,556,463	Federal National Mortgage Association REMICS, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	0.00	% (c)(d)	10/25/2040	325,051
242,685	Federal National Mortgage Association REMICS, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	3.72	% (d)	11/25/2040	299,442
178,693	Federal National Mortgage Association REMICS, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	1.01	% (d)	11/25/2040	160,399
1,116,563	Federal National Mortgage Association REMICS, Series 2010-128-HZ	4.00%		11/25/2040	1,081,016
778,928	Federal National Mortgage Association REMICS, Series 2010-132-Z	4.50%		11/25/2040	737,535
88,008	Federal National Mortgage Association REMICS, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	1.01	% (d)	12/25/2040	80,760
4,631,944	Federal National Mortgage Association REMICS, Series 2010-142-AZ	4.00%		12/25/2040	4,431,704
1,735,617	Federal National Mortgage Association REMICS, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	1.80	% (c)(d)	01/25/2026	30,941
7,645,773	Federal National Mortgage Association REMICS, Series 2010-150-ZA	4.00%		01/25/2041	7,216,472
3,484,849	Federal National Mortgage Association REMICS, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	0.60	% (c)(d)	03/25/2040	228,015
1,350,167	Federal National Mortgage Association REMICS, Series 2010-21-DZ	5.00%		03/25/2040	1,361,294
552,741	Federal National Mortgage Association REMICS, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	0.10	% (c)(d)	03/25/2040	10,061
32,703	Federal National Mortgage Association REMICS, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	1.60	% (c)(d)	12/25/2049	113
935,410	Federal National Mortgage Association REMICS, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (c)(d)	02/25/2050	99,717
705,122	Federal National Mortgage Association REMICS, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (c)(d)	04/25/2040	26,573
700,540	Federal National Mortgage Association REMICS, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	0.08	% (c)(d)	04/25/2040	39,873
209,229	Federal National Mortgage Association REMICS, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	1.60	% (c)(d)	04/25/2040	7,955
111,134	Federal National Mortgage Association REMICS, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	1.60	% (c)(d)	04/25/2040	2,504
551,202	Federal National Mortgage Association REMICS, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	0.10	% (c)(d)	05/25/2040	44,501
3,736,547	Federal National Mortgage Association REMICS, Series 2010-49-ZW	4.50%		05/25/2040	3,462,452
991,988	Federal National Mortgage Association REMICS, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	1.38	% (c)(d)	02/25/2040	63,851
302,795	Federal National Mortgage Association REMICS, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	0.01	% (d)	06/25/2040	265,562
2,624,275	Federal National Mortgage Association REMICS, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	0.92	% (c)(d)	06/25/2040	213,303
3,299,194	Federal National Mortgage Association REMICS, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (c)(d)	01/25/2040	173,707
215,138	Federal National Mortgage Association REMICS, Series 2010-60-VZ	5.00%		10/25/2039	220,860
195,160	Federal National Mortgage Association REMICS, Series 2010-61-EL	4.50%		06/25/2040	194,291
3,077,781	Federal National Mortgage Association REMICS, Series 2010-64-EZ	5.00%		06/25/2040	3,100,594
7,247,862	Federal National Mortgage Association REMICS, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	5.35%		06/25/2040	7,155,468
8,860,326	Federal National Mortgage Association REMICS, Series 2010-76-ZK	4.50%		07/25/2040	8,857,029
2,029,588	Federal National Mortgage Association REMICS, Series 2010-79-CZ	4.00%		07/25/2040	1,929,042
7,806,380	Federal National Mortgage Association REMICS, Series 2010-79-VZ	4.50%		07/25/2040	7,807,252
934,943	Federal National Mortgage Association REMICS, Series 2010-84-ZC	4.50%		08/25/2040	928,690
1,869,881	Federal National Mortgage Association REMICS, Series 2010-84-ZD	4.50%		08/25/2040	1,857,376
2,596,115	Federal National Mortgage Association REMICS, Series 2010-84-ZG	4.50%		08/25/2040	2,598,642
214,013	Federal National Mortgage Association REMICS, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	1.00	% (c)(d)	08/25/2040	13,504
743,651	Federal National Mortgage Association REMICS, Series 2010-94-Z	4.50%		08/25/2040	738,461
3,982,944	Federal National Mortgage Association REMICS, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	1.69	% (d)	09/25/2040	4,180,712
430,095	Federal National Mortgage Association REMICS, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	0.50	% (c)(d)	02/25/2040	21,778
13,723,186	Federal National Mortgage Association REMICS, Series 2011-106-LZ	3.50%		10/25/2041	13,012,484
520,021	Federal National Mortgage Association REMICS, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	0.78	% (d)	11/25/2041	413,758
1,656,556	Federal National Mortgage Association REMICS, Series 2011-111-CZ	4.00%		11/25/2041	1,585,107
4,450,315	Federal National Mortgage Association REMICS, Series 2011-111-EZ	5.00%		11/25/2041	4,501,388
876,136	Federal National Mortgage Association REMICS, Series 2011-111-VZ	4.00%		11/25/2041	838,458
30,000,000	Federal National Mortgage Association REMICS, Series 2011-131-PB	4.50%		12/25/2041	30,137,730
9,174,092	Federal National Mortgage Association REMICS, Series 2011-16-AL	3.50%		03/25/2031	8,915,699
18,748,615	Federal National Mortgage Association REMICS, Series 2011-17-NY	3.50%		03/25/2031	18,218,698
383,788	Federal National Mortgage Association REMICS, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	1.62	% (c)(d)	03/25/2041	24,024
1,761,043	Federal National Mortgage Association REMICS, Series 2011-25-KY	3.00%		04/25/2026	1,714,780
1,706,852	Federal National Mortgage Association REMICS, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	0.00	% (d)	04/25/2041	1,423,404
19,753,341	Federal National Mortgage Association REMICS, Series 2011-29-AL	3.50%		04/25/2031	19,195,473
3,383,936	Federal National Mortgage Association REMICS, Series 2011-2-GZ	4.00%		02/25/2041	3,237,596
7,277,459	Federal National Mortgage Association REMICS, Series 2011-32-ZG	4.00%		04/25/2041	7,110,955
1,271,980	Federal National Mortgage Association REMICS, Series 2011-36-VZ	4.50%		05/25/2041	1,189,232
3,769,115	Federal National Mortgage Association REMICS, Series 2011-37-Z	4.50%		05/25/2041	3,777,578
5,279,387	Federal National Mortgage Association REMICS, Series 2011-38-BZ	4.00%		05/25/2041	5,101,585
1,474,848	Federal National Mortgage Association REMICS, Series 2011-39-CB	3.00%		05/25/2026	1,435,275
3,783,516	Federal National Mortgage Association REMICS, Series 2011-39-ZD	4.00%		02/25/2041	3,619,948
1,165,796	Federal National Mortgage Association REMICS, Series 2011-40-LZ	4.50%		05/25/2041	1,159,620
1,866,829	Federal National Mortgage Association REMICS, Series 2011-42-MZ	4.50%		05/25/2041	1,853,387
11,179,319	Federal National Mortgage Association REMICS, Series 2011-45-ZA	4.00%		05/25/2031	10,813,633
3,409,150	Federal National Mortgage Association REMICS, Series 2011-45-ZB	4.50%		05/25/2041	3,147,998
9,938,689	Federal National Mortgage Association REMICS, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		06/25/2041	9,770,144
711,329	Federal National Mortgage Association REMICS, Series 2011-59-MA	4.50%		07/25/2041	699,135
2,682,529	Federal National Mortgage Association REMICS, Series 2011-60-EL	3.00%		07/25/2026	2,611,088
6,752,131	Federal National Mortgage Association REMICS, Series 2011-64-DB	4.00%		07/25/2041	6,591,333
4,383,602	Federal National Mortgage Association REMICS, Series 2011-77-Z	3.50%		08/25/2041	3,988,561
28,712,123	Federal National Mortgage Association REMICS, Series 2011-99-CZ	4.50%		10/25/2041	28,719,855
14,854,243	Federal National Mortgage Association REMICS, Series 2012-104-Z	3.50%		09/25/2042	14,064,238
2,257,410	Federal National Mortgage Association REMICS, Series 2012-111-LB	3.50%		05/25/2041	2,167,169
14,123,544	Federal National Mortgage Association REMICS, Series 2012-111-MJ	4.00%		04/25/2042	13,488,041
16,862,779	Federal National Mortgage Association REMICS, Series 2012-122-DB	3.00%		11/25/2042	15,639,334
13,604,182	Federal National Mortgage Association REMICS, Series 2012-132-KH	1.75%		12/25/2032	12,396,347
13,958,142	Federal National Mortgage Association REMICS, Series 2012-144-PT	3.98	% (a)	11/25/2049	13,686,313
4,666,408	Federal National Mortgage Association REMICS, Series 2012-14-BZ	4.00%		03/25/2042	4,496,580
27,997,729	Federal National Mortgage Association REMICS, Series 2012-15-PZ	4.00%		03/25/2042	26,631,720
10,359,964	Federal National Mortgage Association REMICS, Series 2012-20-ZT	3.50%		03/25/2042	9,758,726
36,527,883	Federal National Mortgage Association REMICS, Series 2012-30-DZ	4.00%		04/25/2042	35,156,090
19,228,564	Federal National Mortgage Association REMICS, Series 2012-31-Z	4.00%		04/25/2042	18,535,442
8,157,200	Federal National Mortgage Association REMICS, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		07/25/2042	8,013,009
28,612,295	Federal National Mortgage Association REMICS, Series 2012-74-Z	4.00%		07/25/2042	27,884,035
282,549	Federal National Mortgage Association REMICS, Series 2012-80-EA	2.00%		04/25/2042	270,230
18,918,055	Federal National Mortgage Association REMICS, Series 2012-86-ZC	3.50%		08/25/2042	17,991,327
34,110,989	Federal National Mortgage Association REMICS, Series 2012-96-VZ	3.50%		09/25/2042	32,289,796
7,937,105	Federal National Mortgage Association REMICS, Series 2012-98-BG	4.50%		08/25/2040	7,935,943
14,894,987	Federal National Mortgage Association REMICS, Series 2012-99-QE	3.00%		09/25/2042	13,813,716
10,321,830	Federal National Mortgage Association REMICS, Series 2013-100-PJ	3.00%		03/25/2043	9,718,808
21,824,155	Federal National Mortgage Association REMICS, Series 2013-130-ZE	3.00%		01/25/2044	20,069,192
26,603,760	Federal National Mortgage Association REMICS, Series 2013-133-ZT	3.00	% (e)	01/25/2039	24,567,952
6,774,935	Federal National Mortgage Association REMICS, Series 2013-41-ZH	3.00	% (e)	05/25/2033	6,250,246
5,692,246	Federal National Mortgage Association REMICS, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	0.00	% (d)	04/25/2043	4,346,110
994,109	Federal National Mortgage Association REMICS, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	0.00	% (d)	06/25/2043	579,589
1,751,524	Federal National Mortgage Association REMICS, Series 2013-81-ZQ	3.00	% (e)	08/25/2043	1,281,958
6,703,398	Federal National Mortgage Association REMICS, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.20	% (c)(d)	12/25/2042	499,954
23,954,290	Federal National Mortgage Association REMICS, Series 2014-12-GZ	3.50%		03/25/2044	22,662,347
14,762,065	Federal National Mortgage Association REMICS, Series 2014-21-GZ	3.00%		04/25/2044	13,576,264
33,204,951	Federal National Mortgage Association REMICS, Series 2014-37-ZY	2.50	% (e)	07/25/2044	28,914,510
23,263,623	Federal National Mortgage Association REMICS, Series 2014-39-ZA	3.00%		07/25/2044	21,485,389
107,594	Federal National Mortgage Association REMICS, Series 2014-46-NZ	3.00	% (e)	06/25/2043	81,079
65,427,517	Federal National Mortgage Association REMICS, Series 2014-60-EZ	3.00	% (e)	10/25/2044	58,550,771
46,184,365	Federal National Mortgage Association REMICS, Series 2014-61-ZV	3.00	% (e)	10/25/2044	41,342,618
38,947,286	Federal National Mortgage Association REMICS, Series 2014-64-NZ	3.00	% (e)	10/25/2044	34,966,768
13,714,051	Federal National Mortgage Association REMICS, Series 2014-67-DZ	3.00	% (e)	10/25/2044	12,375,917
43,841,630	Federal National Mortgage Association REMICS, Series 2014-68-MZ	3.00	% (e)	11/25/2044	39,237,329
24,749,060	Federal National Mortgage Association REMICS, Series 2014-77-VZ	3.00	% (e)	11/25/2044	22,251,808
734,822	Federal National Mortgage Association REMICS, Series 2014-82-YA	3.00%		04/25/2041	728,341
31,784,290	Federal National Mortgage Association REMICS, Series 2014-84-KZ	3.00	% (e)	12/25/2044	28,488,625
1,781,451	Federal National Mortgage Association REMICS, Series 2014-95-NA	3.00%		04/25/2041	1,771,145
6,205,223	Federal National Mortgage Association REMICS, Series 2015-11-A	3.00%		05/25/2034	5,985,845
6,666,413	Federal National Mortgage Association REMICS, Series 2015-21-G	3.00%		02/25/2042	6,545,261
5,268,735	Federal National Mortgage Association REMICS, Series 2015-42-CA	3.00%		03/25/2044	5,010,385
21,730,951	Federal National Mortgage Association REMICS, Series 2015-49-A	3.00%		03/25/2044	20,601,796
10,511,958	Federal National Mortgage Association REMICS, Series 2015-52-GZ	3.00	% (e)	07/25/2045	9,481,432
5,936,702	Federal National Mortgage Association REMICS, Series 2015-88-AC	3.00%		04/25/2043	5,744,007
43,241,752	Federal National Mortgage Association REMICS, Series 2015-88-BA	3.00%		04/25/2044	41,132,588
3,119,674	Federal National Mortgage Association REMICS, Series 2015-94-MA	3.00%		01/25/2046	2,849,868
13,149,602	Federal National Mortgage Association REMICS, Series 2016-2-JA	2.50%		02/25/2046	12,467,925
27,636,362	Federal National Mortgage Association REMICS, Series 2016-32-LA	3.00%		10/25/2044	26,276,476
19,278,743	Federal National Mortgage Association REMICS, Series 2016-72-PA	3.00%		07/25/2046	17,813,038
2,572,754	Federal National Mortgage Association REMICS, Series 2016-74-PA	3.00%		12/25/2044	2,508,985
2,368,883	Federal National Mortgage Association REMICS, Series 2016-79-EP	3.00%		01/25/2044	2,299,586
6,669,061	Federal National Mortgage Association REMICS, Series 2016-81-PA	3.00%		02/25/2044	6,466,452
10,551,081	Federal National Mortgage Association REMICS, Series 2018-21-IO	3.00	% (c)	04/25/2048	1,613,721
17,426,843	Federal National Mortgage Association REMICS, Series 2018-21-PO	0.00	% (g)	04/25/2048	13,578,989
43,601,535	Federal National Mortgage Association REMICS, Series 2018-27-AO	0.00	% (g)	05/25/2048	33,997,804
12,732,898	Federal National Mortgage Association REMICS, Series 2018-33-A	3.00%		05/25/2048	11,644,015
14,922,631	Federal National Mortgage Association REMICS, Series 2018-38-JB	3.00%		06/25/2048	13,766,397
32,079,508	Federal National Mortgage Association REMICS, Series 2018-7-CD	3.00%		02/25/2048	29,530,650
23,221,934	Federal National Mortgage Association REMICS, Series 2018-85-PO	0.00	% (g)	12/25/2048	17,657,515
5,567,333	Federal National Mortgage Association REMICS, Series 2019-48-AZ	3.50%		09/25/2049	5,250,437
5,645,460	Federal National Mortgage Association REMICS, Series 2019-64-D	2.50%		11/25/2049	5,009,360
16,597,146	Federal National Mortgage Association REMICS, Series 2019-69-DS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (c)(d)	12/25/2049	1,899,253
45,324,360	Federal National Mortgage Association REMICS, Series 2019-78-ZB	3.00%		01/25/2050	40,984,680
35,621,029	Federal National Mortgage Association REMICS, Series 2020-47-GL	2.00%		05/25/2046	30,999,696
12,456,103	Federal National Mortgage Association REMICS, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30	% (c)(d)	08/25/2050	1,564,296
7,147,451	Federal National Mortgage Association REMICS, Series 2020-61-DC	1.50%		09/25/2060	5,757,485
74,025,481	Federal National Mortgage Association REMICS, Series 2020-62-JD	1.25%		09/25/2050	57,872,270
18,738,549	Federal National Mortgage Association REMICS, Series 2020-70-IK	3.50	% (c)	10/25/2050	3,429,271
23,202,708	Federal National Mortgage Association REMICS, Series 2020-97-EI	2.00	% (c)	01/25/2051	2,843,608
18,731,976	Federal National Mortgage Association REMICS, Series 2021-13-AK	2.00%		01/25/2049	16,493,505
9,997,981	Federal National Mortgage Association REMICS, Series 2021-1-PA	1.00%		11/25/2050	7,852,714
15,079,614	Federal National Mortgage Association REMICS, Series 2021-21-DK	2.00%		07/25/2043	13,257,400
15,190,694	Federal National Mortgage Association REMICS, Series 2021-29-BA	1.25%		05/25/2041	13,323,811
4,105,829	Federal National Mortgage Association REMICS, Series 2021-29-CG	1.25%		05/25/2041	3,602,483
44,891,402	Federal National Mortgage Association REMICS, Series 2021-3-KI	2.50	% (c)	02/25/2051	6,218,936
31,723,963	Federal National Mortgage Association REMICS, Series 2021-58-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 2.65% Cap)	0.00	% (c)(d)	09/25/2051	598,479
6,440,009	Federal National Mortgage Association REMICS, Series 2021-61-KZ	2.50	% (e)	09/25/2051	4,043,114
90,200,732	Federal National Mortgage Association REMICS, Series 2021-70-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	0.00	% (c)(d)	10/25/2049	3,667,129
83,740,952	Federal National Mortgage Association REMICS, Series 2022-3-EZ	2.00	% (e)	01/25/2052	50,848,905
56,886,751	Federal National Mortgage Association REMICS, Series 2022-3-NZ	2.00	% (e)	02/25/2052	34,539,820
82,658,259	Federal National Mortgage Association REMICS, Series 2022-3-Z	2.00	% (e)	02/25/2052	50,018,256
17,712,183	Federal National Mortgage Association REMICS, Series 2022-4-LG	3.00%		02/25/2052	16,433,428
128,700,396	Federal National Mortgage Association REMICS, Series 2023-2-IO	3.00	% (c)	12/25/2051	20,845,526
16,354,643	Federal National Mortgage Association, Pool 387898	3.71%		08/01/2030	15,802,894
25,134,138	Federal National Mortgage Association, Pool AM8510	3.15%		05/01/2035	22,948,628
28,292,749	Federal National Mortgage Association, Pool AM8950	3.14%		06/01/2040	25,649,595
4,625,692	Federal National Mortgage Association, Pool AN5480	3.43%		06/01/2037	4,350,880
217,500,000	Federal National Mortgage Association, Pool AN6680	3.37%		11/01/2047	174,465,417
5,500,000	Federal National Mortgage Association, Pool AN7330	3.26%		12/01/2037	4,851,630
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	9,200,818
20,700,000	Federal National Mortgage Association, Pool AN8121	3.16%		01/01/2035	18,384,279
44,231,073	Federal National Mortgage Association, Pool BL0870	4.28%		12/01/2048	39,615,615
5,000,000	Federal National Mortgage Association, Pool BL2303	3.36%		05/01/2031	4,738,825
8,860,000	Federal National Mortgage Association, Pool BL4038	2.98%		09/01/2034	7,851,268
13,075,000	Federal National Mortgage Association, Pool BL4198	2.31%		10/01/2031	11,364,250
63,966,000	Federal National Mortgage Association, Pool BL4808	2.80%		11/01/2039	51,947,099
17,125,000	Federal National Mortgage Association, Pool BL5256	2.28%		02/01/2032	14,787,276
30,200,000	Federal National Mortgage Association, Pool BL5315	2.44%		01/01/2032	26,307,991
8,190,000	Federal National Mortgage Association, Pool BL5840	2.73%		02/01/2035	6,886,309
6,547,730	Federal National Mortgage Association, Pool BL6639	2.66%		05/01/2050	5,024,081
16,912,784	Federal National Mortgage Association, Pool BL6689	2.19%		05/01/2032	14,469,842
28,785,015	Federal National Mortgage Association, Pool BL6913	1.96%		05/01/2035	22,928,644
36,488,000	Federal National Mortgage Association, Pool BL7110	1.76%		07/01/2035	28,321,331
3,568,101	Federal National Mortgage Association, Pool BL7331	2.23%		07/01/2040	2,557,433
20,400,000	Federal National Mortgage Association, Pool BL7424	1.65%		08/01/2035	15,434,431
40,000,000	Federal National Mortgage Association, Pool BL8165	1.35%		09/01/2032	31,466,643
32,000,000	Federal National Mortgage Association, Pool BL8269	1.51%		09/01/2035	24,261,956
17,000,000	Federal National Mortgage Association, Pool BL8977	1.20%		11/01/2030	13,700,648
48,643,000	Federal National Mortgage Association, Pool BL9056	1.78%		11/01/2035	36,077,067
10,901,978	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	7,519,684
53,000,000	Federal National Mortgage Association, Pool BL9576	2.24%		12/01/2050	34,890,089
171,164,366	Federal National Mortgage Association, Pool BM6831	1.93	% (a)	10/01/2033	138,850,052
177,343,292	Federal National Mortgage Association, Pool BM6857	1.83	% (a)	12/01/2031	147,587,692
48,883,000	Federal National Mortgage Association, Pool BS2496	1.88%		09/01/2033	39,430,173
5,592,000	Federal National Mortgage Association, Pool BS2500	1.81%		06/01/2030	4,774,685
15,354,250	Federal National Mortgage Association, Pool BS2568	2.20%		09/01/2046	11,629,361
3,000,000	Federal National Mortgage Association, Pool BS2580	2.15%		08/01/2033	2,484,031
22,000,000	Federal National Mortgage Association, Pool BS2805	1.81%		09/01/2033	17,789,988
9,975,000	Federal National Mortgage Association, Pool BS2834	2.24%		08/01/2041	6,948,248
39,850,000	Federal National Mortgage Association, Pool BS3020	1.96%		09/01/2033	32,143,995
34,043,000	Federal National Mortgage Association, Pool BS3101	1.91%		09/01/2033	27,700,437
2,595,000	Federal National Mortgage Association, Pool BS3163	1.75%		08/01/2030	2,202,118
19,880,000	Federal National Mortgage Association, Pool BS3192	2.03%		09/01/2036	14,992,229
16,125,000	Federal National Mortgage Association, Pool BS3314	1.83%		10/01/2033	13,040,402
21,000,000	Federal National Mortgage Association, Pool BS3345	2.16%		10/01/2036	16,463,335
48,402,000	Federal National Mortgage Association, Pool BS3363	1.97%		12/01/2035	37,252,620
25,042,000	Federal National Mortgage Association, Pool BS3426	1.76%		11/01/2031	20,237,019
12,048,000	Federal National Mortgage Association, Pool BS3431	1.83%		11/01/2033	9,694,699
6,536,000	Federal National Mortgage Association, Pool BS3434	1.83%		11/01/2033	5,259,342
32,694,000	Federal National Mortgage Association, Pool BS3442	2.12%		10/01/2036	25,102,786
49,716,000	Federal National Mortgage Association, Pool BS3458	1.98%		10/01/2033	40,955,287
11,900,000	Federal National Mortgage Association, Pool BS3514	2.08%		10/01/2033	9,647,895
43,652,000	Federal National Mortgage Association, Pool BS3833	2.09%		12/01/2033	35,989,022
7,339,000	Federal National Mortgage Association, Pool BS3955	2.30%		12/01/2036	5,735,148
46,000,000	Federal National Mortgage Association, Pool BS3974	1.94%		01/01/2032	38,275,162
43,600,000	Federal National Mortgage Association, Pool BS4020	1.91%		12/01/2031	36,247,680
21,200,000	Federal National Mortgage Association, Pool BS4110	2.13%		01/01/2034	17,580,210
48,972,000	Federal National Mortgage Association, Pool BS4111	1.98%		01/01/2032	41,203,263
46,000,000	Federal National Mortgage Association, Pool BS4125	2.32%		12/01/2031	39,198,009
21,024,000	Federal National Mortgage Association, Pool BS4177	1.94%		12/01/2031	17,783,940
12,500,000	Federal National Mortgage Association, Pool BS4213	2.46%		12/01/2036	10,116,498
18,199,000	Federal National Mortgage Association, Pool BS4225	2.36%		01/01/2037	14,420,540
20,000,000	Federal National Mortgage Association, Pool BS4273	1.93%		12/01/2031	16,851,187
33,675,000	Federal National Mortgage Association, Pool BS4276	2.03%		01/01/2032	28,508,112
43,878,000	Federal National Mortgage Association, Pool BS4296	1.80%		01/01/2032	36,030,992
51,025,000	Federal National Mortgage Association, Pool BS4306	1.92%		01/01/2032	41,528,690
60,975,000	Federal National Mortgage Association, Pool BS4328	1.88%		02/01/2032	50,358,128
19,170,000	Federal National Mortgage Association, Pool BS4330	1.92%		01/01/2034	15,411,087
30,761,000	Federal National Mortgage Association, Pool BS4333	1.89%		01/01/2032	25,199,483
12,000,000	Federal National Mortgage Association, Pool BS4334	2.01%		01/01/2034	9,618,240
18,569,549	Federal National Mortgage Association, Pool BS4359	1.99%		01/01/2032	15,825,829
21,800,000	Federal National Mortgage Association, Pool BS4360	2.14%		01/01/2037	16,830,896
92,763,174	Federal National Mortgage Association, Pool BS4383	2.07%		01/01/2032	79,591,929
69,169,000	Federal National Mortgage Association, Pool BS4410	1.93%		01/01/2032	57,775,446
53,950,000	Federal National Mortgage Association, Pool BS4453	1.96%		01/01/2032	44,463,049
51,688,000	Federal National Mortgage Association, Pool BS4524	2.02%		01/01/2032	42,737,855
41,850,000	Federal National Mortgage Association, Pool BS4736	2.00%		02/01/2032	34,239,029
24,500,000	Federal National Mortgage Association, Pool BS4737	2.00%		02/01/2032	20,044,354
20,155,000	Federal National Mortgage Association, Pool BS4951	2.63%		04/01/2032	17,396,341
24,762,678	Federal National Mortgage Association, Pool BS6649	3.89%		10/01/2032	23,693,331
139,849,000	Federal National Mortgage Association, Pool BS6912	4.33%		12/01/2032	138,610,261
41,050,000	Federal National Mortgage Association, Pool BS7329	5.41%		12/01/2032	42,629,613
11,270,008	Federal National Mortgage Association, Pool BV8021	4.50%		08/01/2052	11,074,761
61,408,802	Federal National Mortgage Association, Pool CB4391	4.50%		08/01/2052	60,377,658
5,481,140	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	5,604,038
1,721,874	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	1,738,871
65,599,035	Federal National Mortgage Association, Series 2014-M11-1A	3.16	% (a)	08/25/2024	63,747,752
206,552,086	Federal National Mortgage Association, Series 2019-M16-X	1.18	% (a)(c)	07/25/2031	13,015,425
487,990,597	Federal National Mortgage Association, Series 2019-M18-X	0.71	% (a)(c)	08/25/2029	14,892,497
212,026,243	Federal National Mortgage Association, Series 2019-M24-2XA	1.14	% (a)(c)	03/25/2031	13,206,924
263,873,446	Federal National Mortgage Association, Series 2019-M24-XA	1.25	% (a)(c)	03/25/2029	15,188,213
370,632,693	Federal National Mortgage Association, Series 2020-M10-X2	1.72	% (a)(c)	12/25/2030	30,019,432
192,135,890	Federal National Mortgage Association, Series 2020-M10-X8	0.72	% (a)(c)	12/25/2027	4,197,843
79,130,702	Federal National Mortgage Association, Series 2020-M13-X2	1.23	% (a)(c)	09/25/2030	2,824,056
511,417,001	Federal National Mortgage Association, Series 2020-M15-X1	1.47	% (a)(c)	09/25/2031	29,305,984
18,465,583	Federal National Mortgage Association, Series 2020-M17-X1	1.36	% (a)(c)	01/25/2028	810,659
122,032,414	Federal National Mortgage Association, Series 2020-M27-X1	0.87	% (a)(c)	03/25/2031	5,216,507
163,208,089	Federal National Mortgage Association, Series 2020-M54-X	1.52	% (a)(c)	12/25/2033	13,283,751
53,237,500	Federal National Mortgage Association, Series 2020-M7-X2	1.24	% (a)(c)	03/25/2031	3,555,419
11,260,016	Federal National Mortgage Association, Series 2021-M12-2A1	2.13	% (a)	05/25/2033	9,957,621
934,583,950	Federal National Mortgage Association, Series 2021-M14-X	0.98	% (a)(c)	10/25/2031	39,600,191
182,220,575	Federal National Mortgage Association, Series 2021-M3-X2	0.98	% (a)(c)	08/25/2033	8,087,988
22,840,091	Federal National Mortgage Association, Series 2021-M5-A1	1.46	% (a)	01/25/2033	20,434,458
714,338,768	Federal National Mortgage Association, Series 2022-M2-X	0.39	% (a)(c)	01/25/2032	18,668,672
23,002,247	Federal National Mortgage Association, Series 2022-M4-A1X	2.46	% (a)	05/25/2030	20,910,089
3,044,846	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	0.60	% (c)(d)	11/25/2039	213,993
30,635,416	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	27,759,585
25,360,390	Government National Mortgage Association Pass-Thru, Pool 786510	3.00%		02/20/2052	22,616,236
28,796,221	Government National Mortgage Association Pass-Thru, Pool 785310	2.50%		02/20/2051	25,274,339
44,949,080	Government National Mortgage Association Pass-Thru, Pool 785346	2.00%		03/20/2051	37,179,466
13,321,403	Government National Mortgage Association Pass-Thru, Pool 785350	2.00%		01/20/2051	11,034,780
26,612,004	Government National Mortgage Association Pass-Thru, Pool 785374	2.50%		03/20/2051	23,437,960
93,044,155	Government National Mortgage Association Pass-Thru, Pool 785401	2.50%		10/20/2050	79,619,675
132,323,522	Government National Mortgage Association Pass-Thru, Pool 785412	2.50%		03/20/2051	116,145,379
30,305,012	Government National Mortgage Association Pass-Thru, Pool 785595	2.50%		03/20/2051	26,676,479
57,091,598	Government National Mortgage Association Pass-Thru, Pool 785609	2.50%		08/20/2051	50,185,383
14,451,504	Government National Mortgage Association Pass-Thru, Pool 785638	2.50%		08/20/2051	12,685,085
33,275,307	Government National Mortgage Association Pass-Thru, Pool 785639	2.50%		08/20/2051	29,204,844
13,600,322	Government National Mortgage Association Pass-Thru, Pool 785680	2.50%		10/20/2051	11,938,502
10,476,197	Government National Mortgage Association Pass-Thru, Pool CB2017	2.50%		03/20/2051	9,196,027
10,164,921	Government National Mortgage Association Pass-Thru, Pool CB4182	2.50%		03/20/2051	8,921,278
2,897,962	Government National Mortgage Association Pass-Thru, Pool CB5487	2.50%		03/20/2051	2,486,893
8,942,364	Government National Mortgage Association Pass-Thru, Pool CB9135	2.50%		04/20/2051	7,915,052
7,964,181	Government National Mortgage Association Pass-Thru, Pool CH0426	2.50%		02/20/2052	6,780,190
6,589,072	Government National Mortgage Association Pass-Thru, Pool CI0294	2.50%		01/20/2052	5,609,555
28,426,542	Government National Mortgage Association Pass-Thru, Pool CI6428	2.50%		01/20/2052	24,201,616
596,884	Government National Mortgage Association Pass-Thru, Pool MA2511	3.50%		01/20/2045	555,904
11,419,627	Government National Mortgage Association Pass-Thru, Pool MA7255	2.50%		03/20/2051	10,065,365
36,002,530	Government National Mortgage Association REMICS, Series 2021-49-NI	2.50%		03/20/2051	4,511,758
28,531,474	Government National Mortgage Association, Series 2021-125-IO	3.00%		06/20/2051	3,735,309
4,996,681	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	2.50	% (c)(d)	08/20/2033	191,401
2,063,201	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	2,071,169
1,244,916	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	1,277,124
2,289,184	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	1.32	% (c)(d)	10/20/2034	120,908
576,683	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	583,387
6,223,120	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	6,286,534
438,860	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	5.05	% (d)	05/20/2036	460,625
2,266,057	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	0.00	% (c)(d)	04/20/2037	25,937
2,365,899	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.77	% (c)(d)	01/16/2038	182,372
4,069,587	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	2.96	% (c)(d)	05/16/2038	527,138
1,472,544	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	1.57	% (c)(d)	05/20/2038	38,086
1,696,646	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.49	% (c)(d)	06/20/2038	101,860
1,359,137	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.52	% (c)(d)	06/16/2038	100,053
485,055	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.29	% (c)(d)	09/20/2038	12,245
843,607	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	1.83	% (c)(d)	11/16/2036	33,499
3,382,455	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	3,336,063
2,841,981	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	1.92	% (c)(d)	02/16/2039	256,531
615,777	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.34	% (c)(d)	09/20/2038	17,775
2,027,440	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	2,009,483
10,911,812	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	10,783,357
9,082	Government National Mortgage Association, Series 2009-41-ZQ	4.50	% (e)	06/16/2039	8,965
1,431,283	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	1,428,047
126,132	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	124,639
856,529	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	1.47	% (c)(d)	04/16/2039	32,223
1,553,943	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	1,535,973
561,498	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	1.98	% (c)(d)	03/20/2037	7,646
7,861,194	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.29	% (c)(d)	03/20/2040	225,608
3,045,343	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	1.02	% (c)(d)	01/16/2040	203,437
2,721,187	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	2,706,452
22,607,922	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.49	% (c)(d)	02/20/2040	2,341,844
1,954,012	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	1,976,881
1,864,201	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	0.92	% (c)(d)	04/20/2040	142,656
567,778	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	1.79	% (c)(d)	09/20/2039	29,423
5,892,162	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	0.99	% (c)(d)	05/20/2040	454,207
6,677,883	Government National Mortgage Association, Series 2010-62-ZG	5.50%		05/16/2040	6,846,629
2,896,531	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	0.00	% (d)	12/20/2040	2,394,216
2,900,196	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	0.00	% (d)	12/20/2040	2,371,118
818,475	Government National Mortgage Association, Series 2011-69-OC	0.00	% (g)	05/20/2041	691,437
8,265,240	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	0.59	% (c)(d)	05/20/2041	590,223
8,168,755	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	8,073,339
3,166,499	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	0.62	% (c)(d)	05/20/2041	228,810
2,486,214	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.39	% (c)(d)	05/20/2041	180,859
8,256,023	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.39	% (c)(d)	08/20/2043	847,012
11,973,367	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	1.47	% (c)(d)	09/16/2043	1,003,945
19,460,362	Government National Mortgage Association, Series 2013-182-WZ	2.50%		12/20/2043	17,592,401
59,987,577	Government National Mortgage Association, Series 2013-182-ZW	2.50%		12/20/2043	55,166,879
4,412,237	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.52	% (c)(d)	02/16/2043	246,157
5,645,282	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.49	% (c)(d)	02/20/2043	627,779
3,976,521	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	3,862,394
9,772,844	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.84	% (c)(d)	11/20/2044	794,248
10,627,475	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.84	% (c)(d)	11/20/2044	883,053
17,965,522	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	0.79	% (c)(d)	02/20/2044	1,387,217
11,013,339	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	1.44	% (c)(d)	03/20/2044	1,102,835
11,974,775	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.52	% (c)(d)	04/16/2044	1,169,633
11,303,504	Government National Mortgage Association, Series 2016-108-SM (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.34	% (c)(d)	08/20/2046	1,355,624
23,178,638	Government National Mortgage Association, Series 2019-122-IO	1.00	% (a)(c)	07/16/2061	1,509,741
21,387,906	Government National Mortgage Association, Series 2020-104-AI	3.00	% (c)	07/20/2050	3,003,454
5,872,735	Government National Mortgage Association, Series 2020-104-EI	3.00	% (c)	07/20/2050	865,105
11,563,837	Government National Mortgage Association, Series 2020-112-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.20%, 6.20% Cap)	1.64	% (c)(d)	08/20/2050	1,570,680
45,430,141	Government National Mortgage Association, Series 2020-115-IG	2.50	% (c)	08/20/2050	6,343,665
21,929,902	Government National Mortgage Association, Series 2020-138-IC	3.50	% (c)	08/20/2050	3,650,458
160,570,996	Government National Mortgage Association, Series 2020-140-ES (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	09/20/2050	21,910,860
41,255,315	Government National Mortgage Association, Series 2020-140-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	1.59	% (c)(d)	09/20/2050	5,575,371
53,404,318	Government National Mortgage Association, Series 2020-146-CI	2.50	% (c)	10/20/2050	6,479,444
35,438,206	Government National Mortgage Association, Series 2020-146-EI	2.50	% (c)	10/20/2050	4,914,400
28,158,850	Government National Mortgage Association, Series 2020-146-KI	2.50	% (c)	10/20/2050	3,714,783
38,942,073	Government National Mortgage Association, Series 2020-148-JL	1.00%		10/20/2050	29,890,911
21,081,106	Government National Mortgage Association, Series 2020-151-MI	2.50	% (c)	10/20/2050	2,828,387
66,714,677	Government National Mortgage Association, Series 2020-152-IO	0.59	% (a)(c)	12/16/2062	3,459,476
48,990,912	Government National Mortgage Association, Series 2020-160-IA	2.50	% (c)	10/20/2050	6,702,290
12,029,956	Government National Mortgage Association, Series 2020-160-IM	2.50	% (c)	10/20/2050	1,591,433
38,580,473	Government National Mortgage Association, Series 2020-162-QS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	10/20/2050	4,827,814
55,779,119	Government National Mortgage Association, Series 2020-166-SM (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	11/20/2050	7,528,586
17,694,336	Government National Mortgage Association, Series 2020-167-BI	2.50	% (c)	11/20/2050	2,286,094
35,728,522	Government National Mortgage Association, Series 2020-167-IA	2.50	% (c)	11/20/2050	4,633,821
85,023,445	Government National Mortgage Association, Series 2020-167-JI	2.50	% (c)	11/20/2050	11,843,638
16,111,523	Government National Mortgage Association, Series 2020-167-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	11/20/2050	1,950,743
29,812,165	Government National Mortgage Association, Series 2020-167-YK	1.20%		11/20/2050	23,239,450
91,662,062	Government National Mortgage Association, Series 2020-173-MI	2.50	% (c)	11/20/2050	12,222,760
41,240,014	Government National Mortgage Association, Series 2020-175-SC (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	11/20/2050	5,780,637
30,474,977	Government National Mortgage Association, Series 2020-181-AI	2.50	% (c)	12/20/2050	3,963,865
52,838,861	Government National Mortgage Association, Series 2020-181-BI	2.50	% (c)	12/20/2050	7,350,218
33,392,217	Government National Mortgage Association, Series 2020-181-SA (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	12/20/2050	3,949,438
30,118,705	Government National Mortgage Association, Series 2020-181-YM	1.17%		12/20/2050	23,443,328
71,121,878	Government National Mortgage Association, Series 2020-185-AI	2.50	% (c)	12/20/2050	9,749,401
55,640,373	Government National Mortgage Association, Series 2020-185-KI	2.50	% (c)	12/20/2050	7,119,892
51,599,319	Government National Mortgage Association, Series 2020-187-AI	2.50	% (c)	12/20/2050	6,644,073
5,976,438	Government National Mortgage Association, Series 2020-188-DI	2.50	% (c)	12/20/2050	834,415
29,940,285	Government National Mortgage Association, Series 2020-188-GI	2.00	% (c)	12/20/2050	3,296,348
44,455,408	Government National Mortgage Association, Series 2020-188-IQ	3.00	% (c)	10/20/2050	6,674,508
98,007,930	Government National Mortgage Association, Series 2020-188-KI	2.50	% (c)	12/20/2050	13,668,931
39,909,484	Government National Mortgage Association, Series 2020-188-NS (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	12/20/2050	4,724,010
40,727,654	Government National Mortgage Association, Series 2020-195-IX	1.13	% (a)(c)	12/16/2062	3,088,215
9,661,840	Government National Mortgage Association, Series 2020-79-KG	1.30%		06/20/2050	7,833,205
19,087,411	Government National Mortgage Association, Series 2020-98-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.39	% (c)(d)	07/20/2050	2,229,070
119,689,687	Government National Mortgage Association, Series 2021-100-IO	0.97	% (a)(c)	06/16/2063	8,472,534
69,502,261	Government National Mortgage Association, Series 2021-107-QI	2.50	% (c)	06/20/2051	9,730,469
67,900,805	Government National Mortgage Association, Series 2021-10-IO	0.99	% (a)(c)	05/16/2063	4,928,003
132,792,192	Government National Mortgage Association, Series 2021-110-IO	0.87	% (a)(c)	11/16/2063	9,181,053
27,375,131	Government National Mortgage Association, Series 2021-114-SB (-1 x 1 Month LIBOR USD + 2.60%, 2.60% Cap)	0.00	% (c)(d)	06/20/2051	291,882
49,475,686	Government National Mortgage Association, Series 2021-116-IA	2.50	% (c)	06/20/2051	6,908,587
50,147,150	Government National Mortgage Association, Series 2021-116-XI	3.50	% (c)	03/20/2051	8,114,666
23,836,698	Government National Mortgage Association, Series 2021-117-IJ	3.50	% (c)	06/20/2051	3,568,673
18,600,373	Government National Mortgage Association, Series 2021-117-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	07/20/2051	1,850,304
126,539,467	Government National Mortgage Association, Series 2021-122-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00	% (c)(d)	07/20/2051	1,191,787
247,744,689	Government National Mortgage Association, Series 2021-12-IO	0.97	% (a)(c)	03/16/2063	17,073,573
67,467,466	Government National Mortgage Association, Series 2021-135-GI	3.00	% (c)	08/20/2051	9,776,852
86,672,726	Government National Mortgage Association, Series 2021-135-SK (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	08/20/2051	9,315,853
69,374,312	Government National Mortgage Association, Series 2021-136-EI	3.00	% (c)	08/20/2051	10,060,052
42,920,530	Government National Mortgage Association, Series 2021-138-IL	3.00	% (c)	08/20/2051	6,061,306
42,381,566	Government National Mortgage Association, Series 2021-138-KI	3.00	% (c)	08/20/2051	6,483,663
67,765,651	Government National Mortgage Association, Series 2021-138-PS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.75%, 3.75% Cap)	0.00	% (c)(d)	08/20/2051	1,422,984
16,643,750	Government National Mortgage Association, Series 2021-139-BI	3.50	% (c)	08/20/2051	2,457,105
53,943,892	Government National Mortgage Association, Series 2021-140-IJ	3.00	% (c)	08/20/2051	8,335,739
34,201,526	Government National Mortgage Association, Series 2021-142-IO	3.00	% (c)	08/20/2051	5,129,473
114,205,749	Government National Mortgage Association, Series 2021-143-IO	0.97	% (a)(c)	10/16/2063	8,011,442
86,954,546	Government National Mortgage Association, Series 2021-144-IO	0.82	% (a)(c)	04/16/2063	5,662,889
69,666,920	Government National Mortgage Association, Series 2021-151-IO	0.92	% (a)(c)	04/16/2063	4,917,739
31,820,447	Government National Mortgage Association, Series 2021-155-IE	3.00	% (c)	09/20/2051	4,893,301
89,124,331	Government National Mortgage Association, Series 2021-155-KI	4.00	% (c)	09/20/2051	13,544,046
41,867,247	Government National Mortgage Association, Series 2021-155-S (-1 x Secured Overnight Financing Rate 30 Day Average + 3.20%, 3.20% Cap)	0.00	% (c)(d)	09/20/2051	803,361
43,292,603	Government National Mortgage Association, Series 2021-155-SG (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	09/20/2051	5,969,799
51,252,080	Government National Mortgage Association, Series 2021-158-IO	3.00	% (c)	09/20/2051	7,766,110
69,112,979	Government National Mortgage Association, Series 2021-158-IV	2.50	% (c)	09/20/2051	9,642,843
30,202,402	Government National Mortgage Association, Series 2021-15-BI	2.50	% (c)	01/20/2051	4,043,344
27,257,980	Government National Mortgage Association, Series 2021-160-IA	3.00	% (c)	09/20/2051	4,015,362
86,701,059	Government National Mortgage Association, Series 2021-160-SQ (-1 x Secured Overnight Financing Rate 30 Day Average + 2.65%, 3.00% Cap)	0.00	% (c)(d)	09/20/2051	1,736,752
39,358,037	Government National Mortgage Association, Series 2021-160-WI	2.50	% (c)	09/20/2051	5,100,369
46,685,041	Government National Mortgage Association, Series 2021-160-XI	3.00	% (c)	09/20/2051	6,808,042
47,986,115	Government National Mortgage Association, Series 2021-161-KI	3.50	% (c)	09/20/2051	7,948,315
89,847,158	Government National Mortgage Association, Series 2021-161-UI	3.00	% (c)	09/20/2051	13,228,179
30,161,064	Government National Mortgage Association, Series 2021-162-DI	3.00	% (c)	09/20/2051	4,513,166
15,475,488	Government National Mortgage Association, Series 2021-170-IO	0.99	% (a)(c)	05/16/2063	1,142,930
16,424,850	Government National Mortgage Association, Series 2021-175-IN	2.50	% (c)	07/20/2051	2,271,370
57,252,244	Government National Mortgage Association, Series 2021-175-IU	2.50	% (c)	09/20/2051	7,719,629
49,364,771	Government National Mortgage Association, Series 2021-176-TI	4.00	% (c)	10/20/2051	7,288,916
131,316,615	Government National Mortgage Association, Series 2021-177-IA	2.50	% (c)	10/20/2051	17,497,821
59,990,633	Government National Mortgage Association, Series 2021-180-IO	0.90	% (a)(c)	11/16/2063	4,342,890
70,688,697	Government National Mortgage Association, Series 2021-184-IO	0.88	% (a)(c)	12/16/2061	4,769,430
29,869,472	Government National Mortgage Association, Series 2021-188-IA	3.00	% (c)	10/20/2051	4,217,265
51,722,910	Government National Mortgage Association, Series 2021-188-IN	2.50	% (c)	10/20/2051	7,266,562
37,243,423	Government National Mortgage Association, Series 2021-188-IT	2.50	% (c)	10/20/2051	4,994,641
25,524,647	Government National Mortgage Association, Series 2021-191-BI	2.50	% (c)	10/20/2051	3,576,570
51,154,961	Government National Mortgage Association, Series 2021-191-CI	2.50	% (c)	10/20/2051	7,179,660
31,624,873	Government National Mortgage Association, Series 2021-192-AI	3.00	% (c)	10/20/2051	4,774,132
130,416,219	Government National Mortgage Association, Series 2021-193-FW (Secured Overnight Financing Rate 30 Day Average + 0.45%, 0.45% Floor, 3.00% Cap)	3.00%		11/20/2051	115,219,769
135,624,187	Government National Mortgage Association, Series 2021-193-SW (-1 x Secured Overnight Financing Rate 30 Day Average + 2.55%, 2.55% Cap)	0.00	% (c)(d)	11/20/2051	1,421,843
77,495,337	Government National Mortgage Association, Series 2021-196-IO	2.50	% (c)	11/20/2051	10,903,501
88,132,415	Government National Mortgage Association, Series 2021-1-EI	2.00	% (c)	01/20/2051	8,207,102
89,217,911	Government National Mortgage Association, Series 2021-200-IO	0.88	% (a)(c)	11/16/2063	6,350,647
27,646,214	Government National Mortgage Association, Series 2021-205-DI	2.50	% (c)	11/20/2051	3,549,080
187,663,293	Government National Mortgage Association, Series 2021-208-IO	0.75	% (a)(c)	06/16/2064	11,040,776
34,290,399	Government National Mortgage Association, Series 2021-20-IO	1.14	% (a)(c)	08/16/2062	2,603,001
185,926,585	Government National Mortgage Association, Series 2021-210-IO	0.98	% (a)(c)	05/16/2062	13,600,288
53,244,678	Government National Mortgage Association, Series 2021-211-IO	0.97	% (a)(c)	01/16/2063	3,842,503
36,916,288	Government National Mortgage Association, Series 2021-213-IH	3.00	% (c)	12/20/2051	5,319,585
10,132,365	Government National Mortgage Association, Series 2021-226-TI	2.50	% (c)	12/20/2051	1,423,995
272,483,359	Government National Mortgage Association, Series 2021-22-IO	0.98	% (a)(c)	05/16/2063	18,937,512
82,609,915	Government National Mortgage Association, Series 2021-24-XI	2.00	% (c)	02/20/2051	8,803,425
34,772,158	Government National Mortgage Association, Series 2021-24-YD	1.20%		02/20/2051	27,109,073
12,366,177	Government National Mortgage Association, Series 2021-25-EI	2.50	% (c)	02/20/2051	1,549,930
63,399,605	Government National Mortgage Association, Series 2021-2-IO	0.87	% (a)(c)	06/16/2063	4,086,174
23,175,976	Government National Mortgage Association, Series 2021-30-IB	2.50	% (c)	02/20/2051	3,237,028
27,831,799	Government National Mortgage Association, Series 2021-30-WI	2.50	% (c)	02/20/2051	3,878,712
28,406,419	Government National Mortgage Association, Series 2021-35-IO	0.99	% (a)(c)	12/16/2062	2,061,050
33,740,883	Government National Mortgage Association, Series 2021-40-IO	0.82	% (a)(c)	02/16/2063	2,174,418
606,487,424	Government National Mortgage Association, Series 2021-45-IO	0.81	% (a)(c)	04/16/2063	37,685,188
51,406,186	Government National Mortgage Association, Series 2021-49-QI	2.50	% (c)	03/20/2049	5,122,755
24,677,189	Government National Mortgage Association, Series 2021-52-IO	0.72	% (a)(c)	04/16/2063	1,350,504
209,961,669	Government National Mortgage Association, Series 2021-60-IO	0.83	% (a)(c)	05/16/2063	13,177,425
240,799,975	Government National Mortgage Association, Series 2021-65-IO	0.88	% (a)(c)	08/16/2063	15,885,454
182,911,543	Government National Mortgage Association, Series 2021-70-IO	0.71	% (a)(c)	04/16/2063	10,618,802
166,218,295	Government National Mortgage Association, Series 2021-71-IO	0.87	% (a)(c)	10/16/2062	10,857,795
162,579,660	Government National Mortgage Association, Series 2021-72-IO	0.57	% (a)(c)	01/16/2061	8,187,788
101,997,249	Government National Mortgage Association, Series 2021-74-CI	3.00	% (c)	12/20/2050	14,788,132
108,438,164	Government National Mortgage Association, Series 2021-77-SJ (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.00	% (c)(d)	05/20/2051	4,426,175
12,576,080	Government National Mortgage Association, Series 2021-78-IC	4.00	% (c)	05/20/2051	2,049,263
45,373,117	Government National Mortgage Association, Series 2021-7-IP	3.50	% (c)	07/20/2050	7,290,634
99,413,460	Government National Mortgage Association, Series 2021-7-KI	2.50	% (c)	01/20/2051	13,993,031
57,820,486	Government National Mortgage Association, Series 2021-7-MI	2.50	% (c)	01/20/2051	8,121,454
60,195,369	Government National Mortgage Association, Series 2021-80-IO	0.90	% (a)(c)	12/16/2062	4,322,238
317,979,379	Government National Mortgage Association, Series 2021-85-IO	0.68	% (a)(c)	03/16/2063	18,076,778
52,561,633	Government National Mortgage Association, Series 2021-87-ET	2.00%		05/20/2051	44,763,390
48,917,056	Government National Mortgage Association, Series 2021-96-TS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	0.00	% (c)(d)	06/20/2051	1,137,948
37,163,586	Government National Mortgage Association, Series 2021-97-SH (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.00	% (c)(d)	06/20/2051	1,534,990
119,806,351	Government National Mortgage Association, Series 2021-98-IG	3.00	% (c)	06/20/2051	18,137,819
27,410,279	Government National Mortgage Association, Series 2021-98-MI	2.50	% (c)	06/20/2051	3,837,828
29,928,166	Government National Mortgage Association, Series 2021-98-SB (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	06/20/2051	3,235,756
76,880,981	Government National Mortgage Association, Series 2021-98-ST (-1 x Secured Overnight Financing Rate 30 Day Average + 2.73%, 2.73% Cap)	0.00	% (c)(d)	03/20/2051	1,174,272
9,653,112	Government National Mortgage Association, Series 2021-98-SW (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (c)(d)	06/20/2051	1,101,187
42,228,483	Government National Mortgage Association, Series 2021-99-IO	0.59	% (a)(c)	05/16/2061	2,172,157
64,368,527	Government National Mortgage Association, Series 2021-9-AI	2.00	% (c)	01/20/2051	6,637,966
111,885,527	Government National Mortgage Association, Series 2021-9-MI	2.50	% (c)	01/20/2051	14,990,915
88,161,194	Government National Mortgage Association, Series 2022-141-IO	0.78	% (a)(c)	06/16/2064	6,460,479
116,693,335	Government National Mortgage Association, Series 2022-14-IO	0.66	% (a)(c)	12/01/2061	6,476,223
97,599,738	Government National Mortgage Association, Series 2022-158-IO	0.88	% (a)(c)	08/16/2064	7,832,847
62,615,832	Government National Mortgage Association, Series 2022-167-IO	0.82	% (a)(c)	08/16/2065	4,394,072
135,100,710	Government National Mortgage Association, Series 2022-169-IO	0.88	% (a)(c)	01/16/2062	10,709,785
93,186,997	Government National Mortgage Association, Series 2022-188-IO	2.50	% (c)	02/20/2051	12,963,933
81,371,595	Government National Mortgage Association, Series 2022-202-IO	0.72	% (a)(c)	10/16/2063	5,642,664
97,970,245	Government National Mortgage Association, Series 2022-207-IO	3.00	% (c)	08/20/2051	14,840,885
22,686,399	Government National Mortgage Association, Series 2022-218-IB	3.00	% (c)	07/20/2050	3,253,060
60,217,318	Government National Mortgage Association, Series 2022-218-IO	3.50	% (c)	01/20/2052	10,306,320
75,645,267	Government National Mortgage Association, Series 2022-21-IO	0.78	% (a)(c)	10/16/2063	4,935,997
147,508,081	Government National Mortgage Association, Series 2022-27-IO	0.75	% (a)(c)	03/16/2064	9,064,962
94,825,441	Government National Mortgage Association, Series 2022-35-IO	0.55	% (a)(c)	10/16/2063	5,254,050
145,777,420	Government National Mortgage Association, Series 2022-38-IO	0.72	% (a)(c)	04/16/2064	8,859,389
422,210,132	Government National Mortgage Association, Series 2022-39-IO	0.62	% (a)(c)	01/16/2064	25,180,655
124,633,656	Government National Mortgage Association, Series 2022-42-IO	0.67	% (a)(c)	12/16/2063	7,302,722
22,562,879	Government National Mortgage Association, Series 2022-44-TY	2.00%		12/20/2051	18,276,413
61,053,787	Government National Mortgage Association, Series 2022-48-IO	0.71	% (a)(c)	01/16/2064	3,927,541
67,560,558	Government National Mortgage Association, Series 2022-49-IO	0.76	% (a)(c)	03/16/2064	4,184,539
127,564,620	Government National Mortgage Association, Series 2022-54-IO	0.59	% (a)(c)	10/16/2063	6,828,687
79,963,258	Government National Mortgage Association, Series 2022-62-IO	0.62	% (a)(c)	06/16/2064	4,543,984
211,521,970	Government National Mortgage Association, Series 2022-71-IO	0.55	% (a)(c)	06/16/2064	10,300,951
98,904,728	Government National Mortgage Association, Series 2022-73-IO	0.56	% (a)(c)	07/16/2064	5,570,314
53,110,157	Government National Mortgage Association, Series 2022-78-IO	3.00	% (c)	08/20/2051	7,726,163
53,395,936	Government National Mortgage Association, Series 2022-83-IO	2.50	% (c)	11/20/2051	7,027,941
128,082,367	Government National Mortgage Association, Series 2022-86-IO	0.53	% (a)(c)	10/16/2063	6,349,991
195,134,059	Government National Mortgage Association, Series 2022-8-IO	0.85	% (a)(c)	09/16/2063	13,496,213
98,885,320	Government National Mortgage Association, Series 2022-91-IO	0.43	% (a)(c)	07/16/2064	4,723,445
64,805,697	Government National Mortgage Association, Series 2022-9-EI	3.00	% (c)	01/20/2052	8,276,899
74,074,074	Government National Mortgage Association, Series 2023-50-IO	0.86	% (a)(c)	07/16/2064	5,296,741
16,000,000	Seasoned Credit Risk Transfer Trust, Series 2020-1-MB	2.50%		08/25/2059	12,185,587
10,000,000	Seasoned Credit Risk Transfer Trust, Series 2020-2-MB	2.00%		11/25/2059	7,213,153
17,358,426	Seasoned Credit Risk Transfer Trust, Series 2020-2-MT	2.00%		11/25/2059	14,629,449
35,000,000	Seasoned Credit Risk Transfer Trust, Series 2022-2-MB	3.00%		04/25/2062	26,574,496

Total US Government and Agency Mortgage Backed Obligations (Cost $17,320,498,958)					15,515,956,591

US Government and Agency Obligations - 8.1%
54,900,000	Tennessee Valley Authority	4.25%		09/15/2065	51,721,153
530,000,000	United States Treasury Notes	3.50%		02/15/2033	530,869,528
1,280,000,000	United States Treasury Notes	3.00%		08/15/2052	1,124,800,000
1,050,000,000	United States Treasury Notes	3.63%		02/15/2053	1,042,699,224

Total US Government and Agency Obligations (Cost $2,806,018,732)					2,750,089,905

Short Term Investments - 2.8%
320,938,393	First American Government Obligations Fund - Class U	4.66	% (j)		320,938,393
320,938,393	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73	% (j)		320,938,393
320,938,393	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74	% (j)		320,938,393

Total Short Term Investments (Cost $962,815,179)					962,815,179

Total Investments - 99.3% (Cost $38,576,386,968)					33,585,652,574
Other Assets in Excess of Liabilities - 0.7%					232,647,216

NET ASSETS - 100.0%					$33,818,299,790

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	45.9%
Non-Agency Residential Collateralized Mortgage Obligations	26.9%
US Government and Agency Obligations	8.1%
Non-Agency Commercial Mortgage Backed Obligations	7.7%
Asset Backed Obligations	4.6%
Collateralized Loan Obligations	3.3%
Short Term Investments	2.8%
Other Assets and Liabilities	0.7%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Value determined using significant unobservable inputs.
(c)	Interest only security
(d)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(e)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Principal only security
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(i)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(j)	Seven-day yield as of period end
(k)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

FUTURES CONTRACTS

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount (1)	Unrealized Appreciation (Depreciation)/ Value
US Treasury Ultra Long Bond Future	Long	13,000	06/21/2023	$1,834,625,000	$73,915,617
10-Year US Treasury Ultra Note Future	Long	11,800	06/21/2023	1,429,459,375	47,164,185

					$121,079,802

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

DoubleLine Core Fixed Income Fund

Schedule of Investments

March 31, 2023

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 3.7%
3,002,309	AASET Ltd., Series 2021-2A-B	3.54	% (f)	01/15/2047	2,293,587
3,630,297	Business Jet Securities LLC, Series 2020-1A-A	2.98	% (f)	11/15/2035	3,449,026
5,000,000	CANON, Series 2021-0001	3.50	% (b)	11/05/2023	4,975,000
20,823,409	Carbon Level Mitigation Trust, Series 2021-5-CERT	0.61	% (f)	10/13/2051	16,298,878
8,799,505	Castlelake Aircraft Structured Trust, Series 2021-1A-A	3.47	% (f)	01/15/2046	8,109,263
3,000,000	Diamond Infrastructure Funding LLC, Series 2021-1A-C	3.48	% (f)	04/15/2049	2,404,674
7,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	6,651,543
8,500,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21	% (f)	02/15/2028	7,896,994
1,470,582	HERO Funding Trust, Series 2016-1A-A	4.05	% (f)	09/20/2041	1,421,131
1,779,594	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% (f)	11/15/2039	1,424,340
14,210,421	ITE Rail Fund Levered LP, Series 2021-1A-A	2.25	% (f)	02/28/2051	12,232,118
14,000,000	LendingPoint Asset Securitization Trust, Series 2021-A-C	2.75	% (f)	12/15/2028	13,463,927
11,563,542	MACH 1 Cayman Ltd., Series 2019-1-A	3.47	% (f)	10/15/2039	9,722,141
1,036,864	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01	% (f)	06/22/2043	971,653
1,491,188	Mosaic Solar Loan Trust, Series 2019-2A-B	3.28	% (f)	09/20/2040	1,324,118
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% (f)	02/18/2042	7,100,137
4,642,635	NP SPE LLC, Series 2016-1A-A1	4.16	% (f)	04/20/2046	4,481,896
4,982,952	NP SPE LLC, Series 2019-1A-A2	3.24	% (f)	09/20/2049	4,552,619
9,788,724	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00	% (f)	01/25/2029	9,346,830
19,350,000	Primrose Funding LLC, Series 2019-1A-A2	4.48	% (f)	07/30/2049	18,209,823
3,253,898	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (f)	03/15/2040	2,694,712
4,987,500	SEB Funding LLC, Series 2021-1A-A2	4.97	% (f)	01/30/2052	4,381,052
967,500	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88	% (f)	10/25/2049	887,473
1,144,519	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75	% (f)	10/15/2042	939,769
7,257,945	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25	% (f)	08/15/2030	6,919,638
75,000	SoFi Alternative Consumer Loan Program, Series 2021-2-R1	0.00	% (b)(f)(o)	08/15/2030	1,515,384
5,557,928	SoFi Alternative Trust, Series 2021-1-PT1	9.72	% (a)(f)	05/25/2030	5,473,597
5,000,000	SoFi Professional Loan Program LLC, Series 2017-B-BFX	3.70	% (a)(f)	05/25/2040	4,790,730
2,000,000	SoFi Professional Loan Program LLC, Series 2017-C-C	4.21	% (a)(f)	07/25/2040	1,785,440
2,624,526	Start Ltd., Series 2018-1-A	4.09	% (f)	05/15/2043	2,283,702
1,899,435	START Ltd., Series 2019-1-A	4.09	% (f)	03/15/2044	1,658,965
4,203,820	Sunnova Helios Issuer LLC, Series 2018-1A-A	4.87	% (f)	07/20/2048	3,844,004
5,000,974	Sunnova Helios Sol Issuer LLC, Series 2020-1A-A	3.35	% (f)	02/01/2055	4,293,400
4,537,446	Sunrun Atlas Issuer LLC, Series 2019-2-A	3.61	% (f)	02/01/2055	4,052,025
2,711,874	Upgrade Master Credit Pass-Thru Trust, Series 2021-ST3-A	2.50	% (f)	07/15/2027	2,646,946
1,538,950	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	14.42	% (a)(f)	07/15/2027	1,490,871
6,418,810	Upgrade Master Pass-Thru Trust, Series 2021-PT4-A	10.51	% (a)(f)	08/15/2027	6,172,482
2,835,037	Upstart Pass-Through Trust, Series 2021-ST2-A	2.50	% (f)	04/20/2027	2,698,115
545,511	Upstart Securitization Trust, Series 2020-2-A	2.31	% (f)	11/20/2030	533,824
17,250,000	Upstart Securitization Trust, Series 2021-2-C	3.61	% (f)	06/20/2031	15,320,631
584,653	Upstart Securitization Trust, Series 2021-3-A	0.83	% (f)	07/20/2031	575,256
6,000,000	Upstart Securitization Trust, Series 2021-3-C	3.28	% (f)	07/20/2031	5,299,979
12,450,000	Upstart Securitization Trust, Series 2021-4-B	1.84	% (f)	09/20/2031	11,585,335
15,550,000	Upstart Securitization Trust, Series 2021-4-C	3.19	% (f)	09/20/2031	12,891,054
4,500,000	US Auto Funding LLC, Series 2021-1A-C	2.20	% (f)	05/15/2026	4,307,165
8,000,000	Vantage Data Centers LLC, Series 2020-2A-A2	1.99	% (f)	09/15/2045	6,786,516
10,747,685	Vivint Solar Financing LLC, Series 2020-1A-A	2.21	% (f)	07/31/2051	8,459,729
10,613,703	WAVE LLC, Series 2019-1-A	3.60	% (f)	09/15/2044	8,896,968

Total Asset Backed Obligations (Cost $297,759,124)					269,514,460

Bank Loans - 3.1%
1,315,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.56%		04/20/2028	1,337,283
760,375	Acrisure LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.5% Floor)	9.09%		02/16/2027	747,068
677,083	Acuris Finance, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.05%		02/16/2028	655,644
1,853,692	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.48%		07/31/2028	1,794,615
843,625	Air Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.37%		08/11/2028	843,363
321,954	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.66%		04/22/2024	202,964
488,227	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.31%		10/08/2027	484,870
341,659	Alliant Holdings Intermediate LLC (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.35%		11/05/2027	338,630
861,875	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.28%		11/05/2027	854,334
1,679,957	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.66%		05/12/2028	1,597,916
1,523,926	Almonde, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.33%		06/13/2024	1,430,449
450,000	Almonde, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	12.08%		06/16/2025	365,319
980,949	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		08/17/2028	979,722
265,235	AMC Entertainment Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.68%		04/22/2026	194,119
1,100,059	American Airlines, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	8.26%		01/29/2027	1,076,287
920,700	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	11.07%		10/20/2028	811,754
689,866	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.66%		03/03/2028	604,495
1,340,343	AmWINS Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	7.09%		02/22/2028	1,326,477
	Applied Systems, Inc.
85,086	(1 Month LIBOR USD + 5.50%, 0.75% Floor)	10.91%		09/17/2027	85,246
1,174,914	(3 Month LIBOR USD + 6.75%, 0.75% Floor)	11.33%		09/17/2027	1,177,117
2,487,667	Applied Systems, Inc. (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.40%		09/19/2026	2,487,667
	APX Group, Inc., Senior Secured First Lien Term Loan
600	(Prime Rate + 2.25%, 0.50% Floor)	10.25%		07/10/2028	598
1,063,200	(3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.25%		07/10/2028	1,060,069
1,349,548	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.41%		12/11/2028	1,249,297
351,328	Ascend Learning LLC, Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.75%, 0.50% Floor)	10.47%		12/10/2029	305,362
1,859,391	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		02/12/2027	1,844,748
589,050	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%,0.50% Floor)	8.31%		02/12/2027	583,896
870,992	Astra Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50% Floor)	10.09%		10/25/2028	756,134
894,785	Astra Acquisition Corporation, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.88%, 0.75% Floor)	13.51%		10/25/2029	666,615
1,018,061	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		12/23/2026	947,164
295,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%		01/31/2028	246,841
485,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%		01/19/2029	402,793
607,638	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.70%		07/17/2028	518,878
385,415	Aveanna Healthcare LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	11.95%		12/10/2029	240,884
736,313	Axalta Coating Systems US Holdings, Inc. (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.90%		12/20/2029	738,308
1,936,270	Bausch & Lomb Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.46%		05/10/2027	1,885,172
797,213	BCP Renaissance Parent LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.40%		11/02/2026	792,231
207,900	BCPE Empire Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.63%, 0.50% Floor)	9.53%		06/11/2026	206,043
1,327,119	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		06/05/2028	1,318,997
145,108	Bright Bidco B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 1.00% + 1.00% PIK, 1.00% Floor)	5.68%		10/29/2027	123,704
1,139,422	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.59%		08/01/2025	1,135,275
186,136	Brown Group Holding LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.41%		06/07/2028	184,779
330,000	Caesars Entertainment, Inc. (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		02/06/2030	328,899
212,300	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		08/12/2026	211,297
1,571,710	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	8.09%		10/18/2028	1,539,294
1,691,472	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	8.59%		01/29/2027	1,117,285
2,107,900	Castlelake Aviation LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.62%		10/22/2026	2,090,605
1,346,299	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	9.88%		07/14/2026	1,252,906
882,788	Central Parent, Inc. (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.15%		07/06/2029	881,432
1,041,509	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.56%		02/01/2027	1,033,536
1,234,800	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.67%		12/01/2027	1,221,588
183,381	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		11/22/2028	179,858
1,352,003	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	8.33%		08/21/2026	1,263,000
942,335	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		09/18/2024	902,286
781,221	CMG Media Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	8.66%		12/17/2026	694,506
136,297	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.94%		05/15/2028	135,700
1,401,029	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.17%		04/16/2029	1,397,968
512,391	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.91%		05/17/2028	471,400
649,900	Connect US Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	8.14%		12/11/2026	646,855
999,375	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	9.09%		05/13/2027	984,594
686,519	Constant Contact, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.81%		02/10/2028	650,189
797,113	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.38%		06/02/2028	682,389
649,073	Cornerstone Building Brands, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	8.59%		10/16/2028	601,204
434,784	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		03/17/2025	424,131
1,291,340	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	7.82%		05/01/2024	1,056,212
989,221	DCert Buyer, Inc., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.00%)	8.70%		10/16/2026	970,831
330,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (6 Month Secured Overnight Financing Rate + 7.00%)	11.70%		02/19/2029	306,808
1,233,171	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	8.56%		04/09/2027	1,197,205
1,450,000	Delta 2 Luxembourg SARL (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%		01/15/2030	1,452,422
866,999	DexKo Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.91%		10/04/2028	814,437
1,250,216	DG Investment Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.56%		03/31/2028	1,216,966
250,000	DG Investment Intermediate Holdings, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	11.59%		03/30/2029	221,199
2,498,375	Diamond (BC) B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.58%		09/29/2028	2,492,329
708,901	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.40%)	8.03	% (c)	08/24/2026	40,613
1,369,804	DirectTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	9.84%		08/02/2027	1,321,395
461,697	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		04/06/2026	452,362
858,757	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		04/06/2026	841,393
1,133,550	Echo Global Logistics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		11/24/2028	1,102,173
646,329	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		03/31/2026	620,314
801,442	EG Group Limited, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		02/06/2025	769,071
866,806	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	10.17%		07/28/2028	867,890
546,000	Element Materials Technology Group, Inc. (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%		06/22/2029	540,881
252,000	Element Materials Technology Group, Inc. (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%		06/22/2029	249,638
710,167	Endurance International Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.22%		02/10/2028	665,782
1,124,901	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	8.65%		03/31/2027	192,358
460,270	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.15%		03/31/2027	117,369
474,088	Everi Holdings, Inc. Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	7.34%		08/03/2028	473,533
1,003,377	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.56%, 0.75% Floor)	7.48%		05/01/2026	980,726
811,777	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	7.46%		12/15/2027	808,904
1,331,326	Fertitta Entertainment LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	8.81%		01/29/2029	1,313,779
1,192,950	FINThrive Software Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	8.84%		12/18/2028	1,113,917
1,127,777	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		01/29/2027	1,123,373
489,605	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	13.16	% (b)	06/30/2027	489,605
1,178,040	Freeport LNG Investments LLP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.31%		12/21/2028	1,143,960
1,682,930	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	9.11%		10/30/2026	1,669,265
900,475	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	9.01%		02/01/2029	875,154
333,325	Gates Global LLC (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.31%		11/16/2029	333,040
	Getty Images, Inc., Senior Secured First Lien Term Loan
881,782	(3 Month Secured Overnight Financing Rate + 4.50%)	9.40%		02/19/2026	882,514
54,701	(1 Month Secured Overnight Financing Rate + 4.50%)	9.41%		02/19/2026	54,746
625,942	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%		09/29/2028	623,792
590,739	Global Medical Response, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	9.20%		03/14/2025	417,948
704,954	Global Medical Response, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	9.24%		10/02/2025	499,344
294,263	Go Daddy Operating Company LLC (1 Month Secured Overnight Financing Rate + 3.25%)	8.06%		11/09/2029	294,463
979,261	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.70%		04/28/2028	973,753
279,131	Grab Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	9.35%		01/29/2026	278,642
1,585,000	Gray Television, Inc., Senior Secured First Lien Term Loan	7.80	% (d)	11/30/2028	1,545,383
1,608,120	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		03/06/2028	1,590,036
1,924,447	Greeneden US Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.84%		12/01/2027	1,899,939
380,400	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	9.80%		06/16/2028	357,576
527,037	Grinding Media, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.70%		10/12/2028	498,050
817,442	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		04/30/2025	771,121
1,915,961	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	8.53%		05/23/2025	1,653,264
1,317,960	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.82%		04/21/2028	1,248,767
1,068,200	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	6.56%		03/15/2028	1,067,447
1,397,231	Hunter Douglas Holding B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.37%		02/26/2029	1,261,504
619,663	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	11.09%		07/07/2025	594,877
596,490	ICON Luxembourg SARL Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.41%		07/03/2028	595,786
999,768	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		05/01/2026	889,243
485,000	INEOS US Finance LLC (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		02/19/2030	483,181
1,846,350	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.63%		10/27/2028	1,836,343
1,742,342	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.08%		02/01/2029	1,727,820
1,136,973	ION Trading Technologies SARL Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	9.91%		03/31/2028	1,075,155
340,000	IRB Holding Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	7.69%		12/15/2027	334,876
1,004,081	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		01/02/2026	1,000,316
375,638	Ivanti Software, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	9.21%		12/01/2027	309,802
2,232,029	Jazz Pharmaceuticals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		05/05/2028	2,226,215
1,580,925	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.57%		07/07/2028	886,108
1,956,590	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		03/24/2026	1,945,995
699,882	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 1.00% Floor)	7.86%		12/11/2026	672,572
938,125	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.59%		09/22/2028	930,418
1,345,833	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.70%		12/22/2026	1,296,858
768,300	LaserShip, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	9.66%		05/08/2028	658,817
240,000	LaserShip, Inc., Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.50%, 0.75% Floor)	12.66%		04/30/2029	157,200
694,493	LBM Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		12/17/2027	656,404
426,508	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	7.09%		03/24/2025	420,820
763,056	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	9.38%		08/31/2027	439,814
995,170	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%)	7.17%		03/15/2027	661,166
1,394,896	Lummus Technology Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		06/30/2027	1,373,324
1,537,613	Madison IAQ LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	8.30%		06/21/2028	1,467,075
358,133	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.63%		10/19/2027	357,014
875,821	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		08/29/2025	874,179
1,952,281	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	8.92%		05/04/2028	1,919,024
535,676	McAfee Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.52%		03/01/2029	505,276
2,673,000	Medline Borrower LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		10/23/2028	2,609,730
482,003	Messer Industries GMBH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.23%		03/02/2026	481,576
1,064,656	MIC Glen LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		07/21/2028	1,034,180
539,416	Michaels Stores, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	9.41%		04/14/2028	496,632
1,523,756	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.00%		10/01/2027	1,458,996
922,250	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	10.21%		06/21/2027	958,624
1,219,048	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%)	9.66%		03/27/2026	1,188,139
1,355,003	Mitchell International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.50%		10/16/2028	1,284,556
220,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	11.34%		10/15/2029	192,225
377,559	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		10/19/2026	378,150
517,961	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%		08/28/2026	511,917
802,429	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		10/20/2025	749,601
1,076,375	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.94%		11/09/2028	1,022,562
1,580,278	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.16%		11/16/2027	1,524,968
2,114,512	Organon & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	8.00%		06/02/2028	2,116,268
1,315,573	Oryx Midstream Services Permian Basin LLC (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%		10/05/2028	1,295,346
383,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		10/24/2025	373,624
1,335,900	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.23%		11/30/2027	1,308,708
1,683,470	Packers Holdings LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.75% Floor)	8.09%		03/06/2028	1,527,404
1,091,882	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.58%		10/28/2027	1,027,396
275,000	Par Petroleum LLC (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.24%		02/28/2030	270,417
705,100	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	8.00%		12/28/2027	651,118
461,152	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		05/29/2026	461,249
1,728,522	PECF USS Intermediate Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		12/15/2028	1,464,499
155,499	Pediatric Associates Holding Company LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		12/29/2028	152,437
1,203,632	Pediatric Associates Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		12/29/2028	1,179,932
451,588	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	7.66%		05/03/2029	451,222
2,340,828	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		02/01/2028	2,316,449
650,088	Perrigo Investments LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%		04/20/2029	646,837
2,425,786	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.66%		02/11/2028	2,410,128
1,199,688	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.34%		02/14/2025	1,161,298
1,265,677	PG&E Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	7.88%		06/23/2025	1,264,297
467,974	Phoenix Services International LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month Secured Overnight Financing Rate + 12.00%, 2.00% Floor or 10.00% PIK)	16.81%		05/29/2023	433,815
221,418	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 12.00%, 2.00% Floor or 10.00% PIK)	16.81%		05/29/2023	213,115
1,639,148	Phoenix Services International LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67	% (c)	03/03/2025	172,365
489,041	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.85%		01/21/2028	486,290
1,560,000	Pilot Travel Centers LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	6.91%		08/04/2028	1,556,747
897,750	Playa Resorts Holdings B.V. (1 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	8.99%		01/05/2029	893,890
721,375	PMHC, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.08%		04/23/2029	637,778
578,200	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	7.88%		12/29/2027	570,973
899,573	Polar US Borrower LLC, Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.75%)	9.02%		10/15/2025	752,907
573,948	Polaris Newco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.16%		06/02/2028	525,002
432,300	PQ Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	7.33%		06/09/2028	429,598
158,019	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	7.00%		07/03/2028	157,833
1,572,188	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%)	8.67%		07/31/2026	1,537,599
	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan
911,141	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	8.79%		10/02/2028	732,329
298,547	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.01%		10/02/2028	239,957
	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan
137,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.54%		09/30/2029	88,201
137,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.76%		09/30/2029	88,201
1,114,876	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	7.85%		01/29/2025	1,047,286
1,441,750	Proofpoint, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		08/31/2028	1,412,511
1,612,328	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		02/12/2027	1,177,008
539,550	QUIKRETE Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		03/18/2029	534,060
701,862	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	8.09%		09/25/2026	577,187
1,897,214	Radiology Partners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	8.88%		07/09/2025	1,538,517
1,227,585	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	8.58%		11/14/2025	1,172,344
1,507,301	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		05/30/2025	1,468,556
671,277	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.13%		02/17/2028	666,242
110,237	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/25/2024	1,654
1,329,750	Restoration Hardware, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	7.34%		10/20/2028	1,248,635
873,400	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.96%		04/16/2029	868,120
532,955	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%		11/01/2024	382,664
1,145,790	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%		09/30/2026	1,054,127
937,044	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.60%		04/17/2026	926,896
859,750	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	8.56%		10/20/2027	892,425
1,396,500	SMG US Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%		01/23/2025	1,385,677
2,414,703	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		10/07/2027	2,390,568
1,376,932	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	8.84%		10/05/2027	1,330,460
1,203,767	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.99%		03/06/2028	1,015,461
447,750	Spirit AeroSystems, Inc. (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.18%		01/15/2027	447,974
1,938,445	SRS Distribution, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		06/02/2028	1,876,899
1,024,298	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	9.81%		04/16/2026	945,668
898,179	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	7.41%		07/21/2026	898,789
446,292	Sunshine Luxembourg SARL Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.91%		10/01/2026	442,702
702,860	SWF Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.75%		10/06/2028	593,916
815,475	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	8.92%		04/06/2028	801,612
588,821	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	7.58%		12/07/2026	309,867
853,901	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.81%		08/31/2028	854,170
391,050	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.04%		01/18/2029	389,339
1,098,078	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		04/07/2028	1,061,188
497,662	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	11.59%		07/20/2026	467,927
678,031	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		06/01/2028	661,081
1,227,622	Titan Acquisition Limited, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	8.15%		03/28/2025	1,167,524
1,515,433	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.09%		12/01/2028	1,506,591
1,557,998	TransDigm, Inc. (3 Month Secured Overnight Financing Rate + 3.25%)	8.15%		08/24/2028	1,555,661
1,287,551	Travelport Finance (Luxembourg) SARL Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.75%, 1.00% Floor)	13.59%		02/28/2025	1,323,609
282,070	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.73%		02/16/2028	278,192
1,147,654	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		03/03/2028	1,123,267
305,525	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.16%		09/15/2028	296,121
1,720,157	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		03/31/2028	1,550,833
	Uber Technologies
213,402	(3 Month Secured Overnight Financing Rate + 2.75%)	7.87%		03/04/2030	213,219
494,823	(3 Month Secured Overnight Financing Rate + 2.75%)	7.66%		03/04/2030	494,397
92,633	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	8.58%		05/04/2026	91,313
395,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	10.03%		05/03/2027	380,583
547,561	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	8.59%		08/27/2025	548,672
2,040,681	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.57%		04/21/2028	2,030,733
411,110	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.17%		10/22/2025	411,880
324,113	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		07/01/2026	324,315
272,938	Univision Communications, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.15%		06/24/2029	271,505
129,675	Vantage Specialty Chemicals, Inc. (1 Month Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	9.60%		10/26/2026	124,909
2,389,489	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		08/27/2025	2,390,241
723,975	Viad Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	9.92%		07/31/2028	693,206
881,575	Victoria’s Secret & Company, Senior secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.24%		08/02/2028	874,963
1,545,610	Vistra Operations Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.46%		12/31/2025	1,539,435
10,095	VT Topco, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		08/01/2025	9,974
354,112	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		08/01/2025	349,863
622,125	Walker & Dunlop, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%		12/15/2028	611,238
995,287	Wand NewCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		02/05/2026	978,904
698,709	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	10.57%		06/22/2026	688,281
1,259,063	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		08/03/2028	1,247,699
1,555,000	WMG Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	6.97%		01/20/2028	1,541,658
623,672	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.17%		07/26/2028	605,742
692,145	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		03/09/2027	566,143
1,031,915	Zebra Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	7.75%		11/01/2028	1,030,625
850,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%		04/28/2028	841,147

Total Bank Loans (Cost $237,000,997)					225,353,978

Collateralized Loan Obligations - 3.8%
1,000,000	AIMCO Ltd., Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	7.34	% (f)	04/17/2031	919,322
3,500,000	Aimco Ltd., Series 2020-11A-AR (3 Month LIBOR USD + 1.13%, 1.13% Floor)	5.92	% (f)	10/17/2034	3,417,517
5,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00	% (f)	10/15/2034	4,886,982
1,000,000	Apidos, Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	7.39	% (f)	04/15/2031	916,742
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	8.55	% (f)	05/28/2030	4,710,872
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	7.41	% (f)	01/20/2031	3,127,958
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.92	% (f)	07/25/2034	444,146
1,000,000	Bain Capital Credit Ltd., Series 2022-3A-D (Secured Overnight Financing Rate 3 Month + 3.70%, 3.70% Floor)	8.36	% (f)	07/17/2035	876,280
2,500,000	Barings Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	7.76	% (f)	10/20/2030	2,293,047
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	7.39	% (f)	04/15/2031	1,782,608
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	7.71	% (f)	07/20/2029	4,745,447
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	7.69	% (f)	10/15/2030	1,886,024
3,000,000	Barings Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	8.44	% (f)	04/15/2036	2,781,811
2,250,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.19	% (f)	04/15/2036	2,063,823
5,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	7.99	% (f)	10/15/2036	4,635,466
1,000,000	Barings Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	7.94	% (f)	07/15/2034	930,315
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	7.41	% (f)	04/20/2031	3,475,640
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.96	% (f)	11/15/2030	1,759,037
2,400,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	7.81	% (f)	10/20/2030	2,039,506
1,000,000	Buckhorn Park Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.89	% (f)	07/18/2034	892,799
2,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	7.79	% (f)	07/15/2030	2,225,024
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	7.55	% (f)	01/30/2031	2,404,920
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	7.59	% (f)	07/15/2031	2,593,710
2,500,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.89	% (f)	04/15/2034	2,186,709
1,000,000	Canyon Capital Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.84	% (f)	07/15/2034	869,813
5,000,000	Carlyle Global Market Strategies Ltd., Series 2016-3A-DRR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	8.11	% (f)	07/20/2034	4,614,019
9,000,000	Carlyle Global Market Strategies Ltd., Series 2021-9A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	8.01	% (f)	10/20/2034	8,308,066
6,000,000	Cathedral Lake Ltd., Series 2021-8A-C (3 Month LIBOR USD + 2.62%, 2.62% Floor)	7.43	% (f)	01/20/2035	5,857,855
5,000,000	Cathedral Lake Ltd., Series 2021-8A-D1 (3 Month LIBOR USD + 3.42%, 3.42% Floor)	8.23	% (f)	01/20/2035	4,373,381
1,000,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	7.64	% (f)	07/18/2031	945,195
9,500,000	Columbia Cent Ltd., Series 2018-27A-DR (3 Month LIBOR USD + 3.83%, 3.83% Floor)	8.65	% (f)	01/25/2035	8,089,095
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	7.39	% (f)	04/17/2030	2,864,507
2,000,000	Dryden Ltd., Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	7.41	% (f)	05/15/2031	1,784,810
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.96	% (f)	08/15/2031	2,798,770
2,006,000	Dryden Senior Loan Fund, Series 2016-42A-DR (3 Month LIBOR USD + 2.93%)	7.72	% (f)	07/15/2030	1,792,247
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DR3 (3 Month LIBOR USD + 3.25%, 3.25% Floor)	8.06	% (f)	04/20/2034	2,016,340
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	7.69	% (f)	07/15/2030	2,076,805
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	7.74	% (f)	10/15/2030	1,829,034
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	11.19	% (f)	10/15/2030	3,275,586
3,500,000	Goldentree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	7.19	% (f)	01/18/2031	3,364,178
1,500,233	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	8.47	% (f)	10/22/2025	1,456,138
5,000,000	Hayfin Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	6.60	% (f)	04/28/2031	4,860,081
1,000,000	Hayfin Ltd., Series 2019-1A-B1R (3 Month LIBOR USD + 1.85%, 1.85% Floor)	6.65	% (f)	04/28/2031	970,073
1,500,000	Highbridge Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.79	% (f)	10/15/2030	1,378,605
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	7.71	% (f)	07/20/2030	2,239,934
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	7.56	% (f)	07/20/2031	3,359,274
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	8.24	% (f)	07/15/2027	1,965,570
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%)	7.61	% (f)	10/20/2027	1,956,696
2,000,000	LCM LP, Series 25A-D (3 Month LIBOR USD + 3.45%)	8.26	% (f)	07/20/2030	1,738,453
3,250,000	LCM LP, Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	7.76	% (f)	10/20/2030	2,740,643
4,000,000	LCM LP, Series 30A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.81	% (f)	04/20/2031	3,500,990
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	7.64	% (f)	10/18/2031	3,785,868
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	7.56	% (f)	11/15/2028	1,437,287
2,000,000	Magnetite Ltd., Series 2019-23A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.87	% (f)	01/25/2035	1,855,137
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-DR (3 Month LIBOR USD + 2.70%, 2.70% Floor)	7.50	% (f)	01/20/2032	1,862,325
6,000,000	Oak Hill Credit Funding Ltd., Series 2014-10RA-D1R (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.86	% (f)	04/20/2034	5,718,849
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	8.69	% (f)	07/15/2029	4,983,302
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.79	% (f)	07/17/2030	1,775,267
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR2 (3 Month LIBOR USD + 2.50%)	7.32	% (f)	01/25/2031	1,683,477
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	7.62	% (f)	02/14/2031	2,066,756
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	10.27	% (f)	01/22/2030	2,048,500
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	7.74	% (f)	07/15/2030	8,831,453
5,460,000	Octagon Investment Partners Ltd., Series 2017-1A-CR (3 Month LIBOR USD + 3.30%)	8.11	% (f)	03/17/2030	4,851,973
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	11.01	% (f)	03/17/2030	1,454,751
1,500,000	Octagon Investment Partners Ltd., Series 2018-18A-C (3 Month LIBOR USD + 2.70%)	7.49	% (f)	04/16/2031	1,330,188
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	7.67	% (f)	07/25/2030	2,238,316
3,500,000	Octagon Investment Partners Ltd., Series 2019-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.16	% (f)	01/20/2035	3,118,998
5,000,000	Race Point Ltd., Series 2013-8A-DR2 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	8.42	% (f)	02/20/2030	4,403,794
3,500,000	Sound Point Ltd., Series 2016-2A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	8.66	% (f)	10/20/2028	3,436,944
9,000,000	Sound Point Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.65%, 3.65% Floor)	8.47	% (f)	01/23/2029	8,826,332
7,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	8.09	% (f)	07/15/2034	6,003,909
7,000,000	Sound Point Ltd., Series 2019-3A-DR (3 Month LIBOR USD + 3.50%, 3.50% Floor)	8.32	% (f)	10/25/2034	5,992,755
2,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.16	% (f)	07/20/2034	1,737,156
4,000,000	Sound Point Ltd., Series 2020-3A-D (3 Month LIBOR USD + 3.65%, 3.65% Floor)	8.47	% (f)	01/25/2032	3,591,130
1,250,000	Sound Point Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	8.07	% (f)	10/25/2034	1,093,173
1,000,000	Sound Point Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.22	% (f)	10/25/2034	872,645
10,000,000	Steward Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	7.39	% (f)	01/15/2030	8,860,582
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.84	% (f)	10/15/2031	2,697,746
2,250,000	THL Credit Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.79	% (f)	07/18/2031	1,883,229
1,000,000	THL Credit Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	10.54	% (b)(f)	01/15/2031	725,741
4,000,000	THL Credit Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.22	% (f)	10/22/2031	3,366,171
3,000,000	THL Credit Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	8.51	% (f)	04/18/2036	2,555,492
4,000,000	THL Credit Wind River Ltd., Series 2017-3A-DR (3 Month LIBOR USD + 3.85%, 3.85% Floor)	8.64	% (f)	04/15/2035	3,576,510
4,000,000	THL Credit Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	7.69	% (f)	07/15/2030	3,504,173
2,500,000	THL Credit Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	7.79	% (f)	07/15/2030	2,137,101
10,000,000	Trimaran CAVU LLC, Series 2021-3A-D (3 Month LIBOR USD + 3.78%, 3.78% Floor)	8.57	% (f)	01/18/2035	9,019,974
1,000,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%)	7.71	% (f)	04/20/2031	897,306
3,000,000	Voya Ltd., Series 2014-1A-CR2 (Secured Overnight Financing Rate 3 Month + 3.06%)	7.69	% (f)	04/18/2031	2,605,952
3,000,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%)	7.96	% (f)	04/20/2034	2,696,719
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	7.54	% (f)	07/15/2031	3,538,393
5,000,000	Wellfleet Ltd., Series 2019-XA-A1R (3 Month LIBOR USD + 1.17%)	5.98	% (f)	07/20/2032	4,894,785

Total Collateralized Loan Obligations (Cost $306,182,899)					276,982,022

Foreign Corporate Bonds - 5.8%
263,000	1375209 B.C. Ltd.	9.00	% (f)	01/30/2028	261,027
1,300,000	Adani Electricity Mumbai Ltd.	3.95%		02/12/2030	928,652
500,000	Adani Electricity Mumbai Ltd.	3.87%		07/22/2031	347,430
1,372,500	Adani International Container Terminal Private Ltd.	3.00	% (f)	02/16/2031	1,047,139
2,928,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	2,233,896
1,000,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	796,000
214,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	169,809
1,700,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	1,286,149
700,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	451,544
4,500,000	AES Andres B.V.	5.70	% (f)	05/04/2028	3,952,800
3,200,000	AI Candelaria Spain S.A.	5.75	% (f)	06/15/2033	2,272,000
900,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	639,000
800,000	Altice Financing S.A.	5.00	% (f)	01/15/2028	651,280
1,305,000	Altice France Holding S.A.	6.00	% (f)	02/15/2028	834,025
1,660,000	Altice France Holding S.A.	5.50	% (f)	10/15/2029	1,270,823
540,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	528,414
12,018,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	11,353,777
340,000	ARD Finance S.A. (7.25% PIK)	6.50	% (f)	06/30/2027	260,508
7,697,000	Australia & New Zealand Banking Group Ltd. (5 Year CMT Rate + 1.70%) (5 Year CMT Rate + 1.70%)	2.57	% (f)	11/25/2035	5,946,035
1,066,595	Avation Capital S.A. (9.00% PIK)	8.25	% (f)	10/31/2026	923,642
9,225,000	Avolon Holdings Funding Ltd.	3.25	% (f)	02/15/2027	8,195,613
1,000,000	Banco Continental SAECA	2.75%		12/10/2025	888,630
2,400,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65	% (f)(g)	04/22/2031	1,660,800
500,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	431,843
1,200,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	1,081,217
500,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13	% (f)	07/01/2030	450,507
900,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00	% (g)	06/18/2024	886,725
300,000	Banco Industrial S.A. (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	277,377
4,555,000	Banco Internacional del Peru S.A.A. Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	4,182,128
700,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	644,695
550,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63	% (g)	01/24/2032	444,125
3,700,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% (g)	01/10/2028	3,277,275
2,521,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (f)(g)	06/27/2029	2,181,716
300,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (g)	06/27/2029	259,625
600,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	5.95%		10/01/2028	587,387
1,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	840,995
2,500,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00	% (g)	09/23/2025	2,278,171
2,000,000	Banistmo S.A.	4.25%		07/31/2027	1,832,405
4,100,000	Bank Hapoalim B.M.	3.26	% (a)(f)	01/21/2032	3,425,550
1,050,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28	% (f)	01/29/2031	916,534
9,226,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	8,336,952
12,510,000	Bank of Nova Scotia (5 Year CMT Rate + 2.05%)	4.59%		05/04/2037	11,037,792
10,485,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	6.25%		05/16/2024	10,449,377
13,550,000	BAT Capital Corporation	3.46%		09/06/2029	11,990,239
400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	342,512
500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	469,861
800,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	699,360
1,775,000	Bell Telephone Company of Canada	3.65%		08/15/2052	1,374,526
1,050,278	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	706,042
12,430,000	BNP Paribas S.A. (Secured Overnight Financing Rate + 1.51%)	3.05	% (f)	01/13/2031	10,667,910
1,205,000	Bombardier, Inc.	7.88	% (f)	04/15/2027	1,221,019
6,480,000	BPCE S.A.	1.00	% (f)	01/20/2026	5,779,751
1,400,000	Braskem Idesa SAPI	6.99%		02/20/2032	1,057,835
2,300,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	2,292,525
2,800,000	C&W Senior Financing	6.88%		09/15/2027	2,507,327
2,450,000	CAP S.A.	3.90%		04/27/2031	1,891,685
2,100,000	CAP S.A.	3.90	% (f)	04/27/2031	1,621,444
4,685,000	CCL Industries, Inc.	3.05	% (f)	06/01/2030	3,986,062
300,000	Cemex S.A.B. de C.V. (5 Year CMT Rate + 4.91%)	9.13	% (f)(g)	03/14/2028	300,811
1,000,000	CEMEX, S.A.B de C.V. (5 Year CMT Rate + 4.53%)	5.13	% (g)	06/08/2026	896,200
5,000,000	Chile Electricity PEC S.p.A.	0.00	% (f)	01/25/2028	3,757,759
4,325,000	CI Financial Corporation	4.10%		06/15/2051	2,624,638
5,185,000	Commonwealth Bank of Australia	4.32	% (f)	01/10/2048	3,982,218
1,100,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	1,063,524
1,181,000	Cosan Overseas Ltd.	8.25	% (g)	05/05/2023	1,176,329
200,000	Cosan Overseas Ltd.	7.00%		01/20/2027	200,499
5,400,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% (c)(g)	11/29/2027	148,500
1,000,000	CT Trust	5.13%		02/03/2032	837,500
2,300,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	2,075,810
1,252,207	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK)	8.00	% (f)	04/01/2025	501,997
1,809,487	Digicel Group Holdings Ltd. (7.00% PIK)	7.00	% (f)(g)	04/17/2023	210,516
900,000	Ecopetrol S.A.	5.88%		05/28/2045	625,500
9,200,000	Ecopetrol S.A.	5.88%		11/02/2051	6,228,400
1,660,000	eG Global Finance PLC	8.50	% (f)	10/30/2025	1,556,059
4,700,000	EIG Pearl Holdings SARL	3.55%		08/31/2036	4,033,493
300,000	EIG Pearl Holdings SARL	4.39%		11/30/2046	237,644
2,388,960	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	2,203,947
5,900,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	4,522,017
2,000,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	1,443,615
6,030,000	Enbridge, Inc.	3.40%		08/01/2051	4,259,392
819,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	731,960
1,000,000	Freeport Indonesia PT	5.32	% (f)	04/14/2032	936,091
1,900,000	Freeport Indonesia PT	6.20%		04/14/2052	1,743,231
750,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	703,792
400,000	Freeport-McMoRan, Inc.	5.25%		09/01/2029	392,617
3,000,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	2,837,184
2,661,300	Galaxy Pipeline Assets Bidco Ltd.	2.16	% (f)	03/31/2034	2,295,155
1,400,000	Galaxy Pipeline Assets Bidco Ltd.	2.63%		03/31/2036	1,153,319
2,659,580	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	2,160,872
2,050,000	Garda World Security Corporation	4.63	% (f)	02/15/2027	1,842,677
930,000	Garda World Security Corporation	6.00	% (f)	06/01/2029	740,545
5,843,000	Glencore Funding LLC	1.63	% (f)	04/27/2026	5,292,046
5,525,000	Glencore Funding LLC	3.38	% (f)	09/23/2051	3,851,910
300,000	Gran Tierra Energy International Holdings Ltd.	6.25	% (f)	02/15/2025	254,574
2,900,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,460,886
3,500,000	Gran Tierra Energy, Inc.	7.75	% (f)	05/23/2027	2,744,875
1,485,000	Grifols Escrow Issuer S.A.	4.75	% (f)	10/15/2028	1,219,200
819,513	Guara Notre SARL	5.20%		06/15/2034	706,375
12,830,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	6.53%		09/12/2026	12,726,382
3,801,900	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	3,587,334
885,000	Intelsat Jackson Holdings S.A.	6.50	% (f)	03/15/2030	813,519
1,278,180	Interoceanica Finance Ltd.	0.00%		11/30/2025	1,191,903
1,192,690	Invepar Holdings	0.00	% (b)(c)	12/30/2028	-
2,400,000	Inversiones La Construccion S.A.	4.75%		02/07/2032	1,910,816
1,150,500	JSW Hydro Energy Ltd.	4.13	% (f)	05/18/2031	955,671
2,200,000	JSW Steel Ltd.	5.05%		04/05/2032	1,802,933
1,000,000	Korea Development Bank	1.63%		01/19/2031	814,312
5,000,000	Korea Development Bank	2.00%		10/25/2031	4,131,466
865,000	Kronos Acquisition Holdings, Inc.	5.00	% (f)	12/31/2026	792,025
1,864,182	Lima Metro Finance Ltd.	5.88%		07/05/2034	1,795,915
11,890,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	10,882,543
5,955,120	LLPL Capital Pte Ltd.	6.88	% (f)	02/04/2039	5,285,257
16,230,000	Macquarie Group Ltd. (Secured Overnight Financing Rate + 1.53%)	2.87	% (f)	01/14/2033	13,160,009
1,340,000	Mattamy Group Corporation	4.63	% (f)	03/01/2030	1,167,570
3,623,443	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	2,850,744
500,000	MEGlobal Canada ULC	5.00%		05/18/2025	495,545
1,200,000	Mercury Chile Holdco LLC	6.50	% (f)	01/24/2027	1,134,000
2,550,000	Mexarrend SAPI de C.V.	10.25	% (c)(f)	07/24/2024	545,917
1,367,000	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	1,317,207
180,000	Millicom International Cellular S.A.	5.13%		01/15/2028	160,954
6,600,000	Minejesa Capital B.V.	5.63%		08/10/2037	5,179,900
1,050,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	892,223
850,000	Movida Europe S.A.	5.25%		02/08/2031	619,013
1,200,000	Multibank, Inc.	7.75	% (f)	02/03/2028	1,202,280
1,295,028	MV24 Capital B.V.	6.75%		06/01/2034	1,194,275
8,705,000	National Australia Bank Ltd.	2.99	% (f)	05/21/2031	7,004,336
6,580,000	NatWest Markets PLC	0.80	% (f)	08/12/2024	6,160,642
1,100,000	Network i2i Ltd. (5 Year CMT Rate + 3.39%)	3.98	% (g)	03/03/2026	968,591
450,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65	% (g)	01/15/2025	429,750
6,205,000	NXP B.V.	3.88%		06/18/2026	5,995,869
2,000,000	Oleoducto Central S.A.	4.00%		07/14/2027	1,712,271
628,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	556,019
500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (f)	09/10/2030	458,927
2,500,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	2,294,637
1,300,000	Parkland Corporation	4.50	% (f)	10/01/2029	1,156,701
950,000	Parkland Corporation	4.63	% (f)	05/01/2030	845,961
3,600,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	3,182,310
2,691,000	Petroleos del Peru S.A.	4.75%		06/19/2032	2,003,207
1,200,000	Petroleos del Peru S.A.	5.63%		06/19/2047	778,200
1,030,000	Primo Water Holdings, Inc.	4.38	% (f)	04/30/2029	899,999
1,600,000	Reliance Industries Ltd.	2.88%		01/12/2032	1,331,217
14,010,000	Renesas Electronics Corporation	2.17	% (f)	11/25/2026	12,431,406
1,498,500	Rutas 2 and 7 Finance Ltd.	0.00%		09/30/2036	948,364
2,500,000	Sasol Financing USA LLC	5.50%		03/18/2031	2,093,259
5,175,144	SCC Power PLC (4.00% + 4.00% PIK)	8.00	% (f)	12/31/2028	1,857,877
2,803,202	SCC Power PLC (4.00% or 4.00% PIK)	4.00	% (f)	05/17/2032	204,332
1,010,000	Seaspan Corporation	5.50	% (f)	08/01/2029	788,778
1,400,000	Shinhan Financial Group Company Ltd. (5 Year CMT Rate + 2.06%)	2.88	% (f)(g)	05/12/2026	1,183,280
200,000	Simpar Europe S.A.	5.20%		01/26/2031	146,342
1,455,000	Superior Plus LP	4.50	% (f)	03/15/2029	1,300,919
350,000	Sydney Airport Finance Company Pty Ltd.	3.63	% (f)	04/28/2026	337,358
300,000	Telefonica Moviles Chile S.A.	3.54	% (f)	11/18/2031	239,502
620,000	Telesat LLC	4.88	% (f)	06/01/2027	321,792
614,000	Telesat LLC	6.50	% (f)	10/15/2027	196,480
700,000	Temasek Financial Ltd.	1.00%		10/06/2030	559,664
5,900,000	Temasek Financial Ltd.	1.00	% (f)	10/06/2030	4,717,172
1,000,000	Titan Acquisition Ltd.	7.75	% (f)	04/15/2026	838,520
1,000,000	TK Elevator US Newco, Inc.	5.25	% (f)	07/15/2027	945,405
14,840,000	Toronto-Dominion Bank	4.69%		09/15/2027	14,699,402
500,000	Transelec S.A.	3.88%		01/12/2029	462,153
7,966,000	TSMC Global Ltd.	1.25	% (f)	04/23/2026	7,205,912
923,278	UEP Penonome S.A.	6.50%		10/01/2038	695,031
4,708,720	UEP Penonome S.A.	6.50	% (f)	10/01/2038	3,544,659
9,700,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% (c)(g)	01/29/2025	137,934
2,000,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.23%)	2.00%		10/14/2031	1,773,397
1,500,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	1,345,987
300,000	UPL Corporation Ltd.	4.50%		03/08/2028	265,744
3,350,000	UPL Corporation Ltd.	4.63%		06/16/2030	2,835,730
5,600,000	Vedanta Resources Finance PLC	9.25	% (f)	04/23/2026	3,363,560
3,100,000	Vedanta Resources Ltd.	6.13%		08/09/2024	1,840,500
5,720,000	Volkswagen Group of America Finance LLC	4.25	% (f)	11/13/2023	5,679,570
1,500,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	927,762
1,702,000	VTR Finance NV	6.38%		07/15/2028	689,310
8,070,000	Weir Group PLC	2.20	% (f)	05/13/2026	7,275,513
8,200,000	Westpac Banking Corporation (5 Year CMT Rate + 1.53%)	3.02%		11/18/2036	6,431,291

Total Foreign Corporate Bonds (Cost $509,779,154)					422,955,419

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.3%
1,751,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	1,479,309
10,305,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	6.26	% (f)	09/26/2023	10,303,535
5,700,000	Brazilian Government International Bond	5.63%		02/21/2047	4,814,371
1,500,000	Chile Government International Bond	3.50%		01/25/2050	1,126,552
11,900,000	Chile Government International Bond	3.10%		01/22/2061	7,780,311
2,500,000	Colombia Government International Bond	5.00%		06/15/2045	1,753,668
11,150,000	Colombia Government International Bond	4.13%		05/15/2051	6,898,301
4,100,000	Dominican Republic International Bond	4.88	% (f)	09/23/2032	3,491,696
5,800,000	Indonesia Government International Bond	3.70%		10/30/2049	4,612,585
17,270,000	Mexico Government International Bond	3.75%		01/11/2028	16,586,386
3,500,000	Mexico Government International Bond	2.66%		05/24/2031	2,929,678
9,200,000	Mexico Government International Bond	4.28%		08/14/2041	7,540,687
3,000,000	Mexico Government International Bond	4.40%		02/12/2052	2,351,547
5,535,000	NBN Company Ltd.	1.45	% (f)	05/05/2026	5,006,387
4,600,000	Panama Government International Bond	2.25%		09/29/2032	3,536,847
200,000	Panama Government International Bond	4.30%		04/29/2053	147,233
1,900,000	Panama Government International Bond	4.50%		04/01/2056	1,418,838
5,800,000	Panama Government International Bond	3.87%		07/23/2060	3,815,814
900,000	Perusahaan Penerbit SBSN Indonesia III	3.80%		06/23/2050	722,357
2,000,000	Philippine Government International Bond	3.70%		02/02/2042	1,640,249
3,100,000	Philippine Government International Bond	2.95%		05/05/2045	2,240,311
800,000	Philippine Government International Bond	2.65%		12/10/2045	550,150
2,800,000	Republic of South Africa Government Bond	4.30%		10/12/2028	2,518,390
7,500,000	Saudi Government International Bond	3.45%		02/02/2061	5,320,373

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $121,195,881)					98,585,575

Municipal Bonds - 0.1%
4,430,000	State of California	7.55%		04/01/2039	5,746,682

Total Municipal Bonds (Cost $6,240,186)					5,746,682

Non-Agency Commercial Mortgage Backed Obligations - 5.4%
22,775,500	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XB	0.75	% (a)(f)(h)	06/15/2054	1,168,627
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.61	% (a)(f)	08/14/2034	2,084,405
5,515,000	Bank of America Merrill Lynch Commercial Mortgage Trust, Series 2015-UBS7-C	4.34	% (a)	09/15/2048	4,689,638
4,123,978	BANK, Series 2017-BNK8-XA	0.71	% (a)(h)	11/15/2050	109,537
1,005,000	BANK, Series 2020-BN28-AS	2.14%		03/15/2063	782,410
4,009,000	BANK, Series 2021-BN35-A5	2.29%		06/15/2064	3,249,649
3,109,000	BANK, Series 2021-BN37-C	3.11	% (a)	11/15/2064	2,161,344
11,034,000	BANK, Series 2022-BNK39-AS	3.18%		02/15/2055	8,900,027
2,682,000	BANK, Series 2022-BNK39-E	2.50	% (f)	02/15/2055	1,228,734
4,526,000	BBCMS Mortgage Trust, Series 2021-C12-A5	2.69%		11/15/2054	3,767,728
5,364,000	BBCMS Mortgage Trust, Series 2022-C14-A5	2.95	% (a)	02/15/2055	4,548,089
5,785,000	BBCMS Mortgage Trust, Series 2022-C16-A5	4.60	% (a)	06/15/2055	5,581,900
4,598,000	Benchmark Mortgage Trust, Series 2020-B18-AGNF	4.14	% (f)	07/15/2053	3,953,340
4,549,000	Benchmark Mortgage Trust, Series 2020-B19-AS	2.15%		09/15/2053	3,498,630
1,091,000	Benchmark Mortgage Trust, Series 2020-B19-C	3.21%		09/15/2053	794,840
89,954,742	Benchmark Mortgage Trust, Series 2021-B28-XA	1.28	% (a)(h)	08/15/2054	6,564,276
10,350,000	Benchmark Mortgage Trust, Series 2022-B32-AS	3.41	% (a)	01/15/2055	8,631,589
4,600,000	BPR Trust, Series 2022-OANA-A (Secured Overnight Financing Rate 1 Month + 1.90%, 1.90% Floor)	6.73	% (f)	04/15/2037	4,431,069
11,798,000	BX Trust, Series 2019-OC11-E	3.94	% (a)(f)	12/09/2041	9,396,108
7,065,276	BX Trust, Series 2021-XL2-E (1 Month LIBOR USD + 1.85%, 1.85% Floor)	6.53	% (f)	10/15/2038	6,589,548
4,955,000	CD Commercial Mortgage Trust, Series 2017-CD4-C	4.35	% (a)	05/10/2050	3,907,650
2,106,902	CFCRE Commercial Mortgage Trust, Series 2016-C6-A2	2.95%		11/10/2049	1,950,750
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20	% (a)	06/15/2050	2,812,487
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.42	% (a)(f)	02/10/2048	1,600,717
3,153,934	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.31	% (a)(h)	02/10/2048	55,147
4,470,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85	% (f)	02/10/2049	2,334,239
36,935,047	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.66	% (a)(h)	04/15/2049	1,227,858
38,897,201	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.89	% (a)(h)	07/10/2049	1,776,645
66,760,723	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.38	% (a)(h)	10/10/2049	2,461,615
13,720,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10	% (a)	10/12/2050	12,295,071
4,534,000	Citigroup Commercial Mortgage Trust, Series 2019-GC41-B	3.20%		08/10/2056	3,653,139
8,478,000	Citigroup Commercial Mortgage Trust, Series 2020-555-F	3.50	% (a)(f)	12/10/2041	6,074,314
7,003,000	Citigroup Commercial Mortgage Trust, Series 2020-555-G	3.50	% (a)(f)	12/10/2041	4,755,216
10,383,000	Citigroup Commercial Mortgage Trust, Series 2022-GC48-A5	4.58	% (a)	05/15/2054	10,093,332
1,857,021	Commercial Mortgage Pass-Through Trust, Series 2012-CR3-XA	1.23	% (a)(h)	10/15/2045	19
1,815,000	Commercial Mortgage Pass-Through Trust, Series 2014-CR16-B	4.58%		04/10/2047	1,742,369
3,325,000	Commercial Mortgage Pass-Through Trust, Series 2015-CR25-B	4.52	% (a)	08/10/2048	3,142,681
50,225,730	Commercial Mortgage Pass-Through Trust, Series 2015-CR26-XA	0.90	% (a)(h)	10/10/2048	869,714
4,310,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-C	4.33	% (a)	07/10/2048	3,954,455
43,384,404	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-XA	0.93	% (a)(h)	02/10/2049	894,461
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	4.92	% (a)(f)	01/15/2049	2,517,082
35,827,707	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.86	% (a)(h)	01/15/2049	1,553,317
6,000,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	4.92	% (a)	11/15/2051	4,995,304
400,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-B	4.61	% (a)	08/15/2051	356,726
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	7,956,354
62,758,443	CSAIL Commercial Mortgage Trust, Series 2020-C19-XA	1.11	% (a)(h)	03/15/2053	3,507,450
6,269,000	CSMC Trust, Series 2020-NET-C	3.53	% (f)	08/15/2037	5,702,501
7,968,667	CSWF Trust, Series 2021-B33-B	3.64	% (a)(f)	10/10/2043	6,124,113
3,731,000	CSWF Trust, Series 2021-B33-C	3.64	% (a)(f)	10/10/2043	2,635,420
4,475,000	DBJPM Mortgage Trust, Series 2016-C1-C	3.32	% (a)	05/10/2049	3,701,765
51,741,243	DBJPM Mortgage Trust, Series 2016-C1-XA	1.37	% (a)(h)	05/10/2049	1,600,315
4,550,000	DOLP Trust, Series 2021-NYC-D	3.70	% (a)(f)	05/10/2041	2,986,659
5,000,000	DOLP Trust, Series 2021-NYC-E	3.70	% (a)(f)	05/10/2041	3,029,711
2,588,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	5.93	% (f)	07/15/2035	1,991,621
380,821	GS Mortgage Securities Trust, Series 2011-GC5-XA	0.00	% (a)(f)(h)	08/10/2044	4
6,484,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.52	% (a)(f)	11/10/2047	3,935,898
2,635,000	GS Mortgage Securities Trust, Series 2015-GC32-B	4.40	% (a)	07/10/2048	2,489,559
92,192,039	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (a)(h)	11/10/2048	1,534,315
1,825,000	GS Mortgage Securities Trust, Series 2016-GS2-C	4.70	% (a)	05/10/2049	1,649,919
44,349,851	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.73	% (a)(h)	05/10/2049	1,812,627
1,070,000	GS Mortgage Securities Trust, Series 2019-GC42-A3	2.75%		09/10/2052	927,323
50,756,963	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1-XA	0.89	% (a)(h)	01/15/2049	1,008,962
6,690,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.76	% (a)(f)	01/05/2031	6,680,532
7,958,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-LOOP-E	3.86	% (a)(f)	12/05/2038	5,547,454
32,623,705	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.66	% (a)(h)	02/15/2047	94,475
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.48	% (a)	09/15/2047	2,586,403
8,204,658	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	3.98	% (a)(f)	09/15/2047	6,937,819
40,710,746	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.81	% (a)(h)	11/15/2047	402,564
1,684,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-B	3.90%		02/15/2048	1,582,461
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.80	% (a)(f)	02/15/2048	8,348,857
4,987,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.19	% (a)	05/15/2048	4,448,865
47,843,897	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.43	% (a)(h)	07/15/2048	397,870
37,223,082	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.81	% (a)(h)	08/15/2048	591,210
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.66	% (a)	11/15/2048	2,796,064
1,000,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94	% (a)	03/10/2052	850,007
7,675,000	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-AS	3.48%		06/15/2049	7,105,576
44,917,306	JPMDB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.49	% (a)(h)	06/15/2049	1,540,641
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.61	% (a)(f)	03/10/2049	4,986,103
4,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(f)	02/12/2040	2,417,389
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.48	% (a)	10/15/2047	2,794,399
26,356,193	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.24	% (a)(h)	02/15/2048	393,010
75,089,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-XB	0.14	% (a)(f)(h)	07/15/2050	284,910
44,167,492	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.35	% (a)(h)	09/15/2049	1,519,790
6,364,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-B	4.11%		05/15/2050	5,698,201
5,238,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34-D	2.70	% (f)	11/15/2052	3,136,620
24,313,064	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.44	% (a)(h)	08/15/2049	930,155
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	6.88	% (f)	06/15/2035	1,832,163
1,789,000	SG Commercial Mortgage Securities Trust, Series 2016-C5-B	3.93%		10/10/2048	1,521,261
44,329,957	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	1.88	% (a)(h)	10/10/2048	1,850,594
10,336,000	SLG Office Trust, Series 2021-OVA-E	2.85	% (f)	07/15/2041	7,514,723
9,660,000	SLG Office Trust, Series 2021-OVA-F	2.85	% (f)	07/15/2041	6,456,188
8,911,000	UBS Commercial Mortgage Trust, Series 2017-C1-B	4.04%		06/15/2050	7,780,314
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15	% (a)	12/15/2050	2,214,361
1,450,000	UBS Commercial Mortgage Trust, Series 2017-C7-B	4.29	% (a)	12/15/2050	1,305,343
6,958,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.59	% (a)	12/15/2050	5,992,710
559,000	UBS Commercial Mortgage Trust, Series 2018-C10-C	5.05	% (a)	05/15/2051	479,280
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	4.88	% (a)	06/15/2051	5,999,610
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	4.94	% (a)	08/15/2051	2,489,265
2,189,160	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-B	3.65	% (a)(f)	03/10/2046	2,130,513
7,795,924	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-C	3.89	% (a)(f)	03/10/2046	5,648,134
1,374,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5-D	3.89	% (a)(f)	03/10/2046	868,999
92,468	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.00	% (a)(h)	11/15/2048	45
4,891,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.60	% (a)	11/15/2048	4,404,735
37,838,649	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.07	% (a)(h)	05/15/2048	579,987
50,379,224	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	0.93	% (a)(h)	12/15/2048	1,029,887
7,687,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35-B	3.44%		07/15/2048	6,580,120
58,567,007	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.58	% (a)(h)	11/15/2049	2,324,642
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,257,496
7,228,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.00	% (a)	08/15/2051	6,049,271
5,000,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.93	% (a)	09/15/2061	4,308,799
6,546,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.14	% (a)	01/15/2052	5,418,908
20,775,711	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-XA	1.26	% (a)(h)	03/15/2052	1,119,713
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/15/2052	8,693,147
2,705,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C55-B	3.14%		02/15/2053	2,179,440
5,510,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58-B	2.70%		07/15/2053	4,199,601
118,941,283	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.53	% (a)(h)	04/15/2054	10,113,030
2,436,000	Wells Fargo Commercial Mortgage Trust, Series 2021-C61-C	3.31%		11/15/2054	1,727,124
56,137,538	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.00	% (a)(h)	08/15/2047	622,122
41,011,631	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.78	% (a)(h)	09/15/2057	316,179

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $537,335,498)					397,829,391

Non-Agency Residential Collateralized Mortgage Obligations - 11.4%
6,229,510	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	5.10	% (a)	03/25/2037	4,391,893
20,233	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	4.29	% (a)(f)	11/25/2037	19,125
3,542,154	AJAX Mortgage Loan Trust, Series 2020-A-A	2.38	% (e)(f)	12/25/2059	3,498,232
859,042	AJAX Mortgage Loan Trust, Series 2020-D-A	2.25	% (e)(f)	06/25/2060	824,683
3,873,627	AlphaFlow Transitional Mortgage Trust, Series 2021-WL1-A1	3.28	% (e)(f)	01/25/2026	3,819,481
3,100,000	AMSR Trust, Series 2019-SFR1-E	3.47	% (f)	01/19/2039	2,833,482
10,000,000	AMSR Trust, Series 2021-SFR1-F	3.60	% (a)(f)	06/17/2038	8,370,574
3,000,000	AMSR Trust, Series 2021-SFR2-E1	2.48	% (f)	08/17/2038	2,579,383
2,500,000	AMSR Trust, Series 2021-SFR2-E2	2.58	% (f)	08/17/2038	2,137,255
4,500,000	AMSR Trust, Series 2021-SFR2-F1	3.28	% (f)	08/17/2038	3,915,657
2,000,000	AMSR Trust, Series 2021-SFR2-F2	3.67	% (f)	08/17/2038	1,740,145
11,199,693	Argent Securities Trust, Series 2006-M1-A2C (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		07/25/2036	3,018,820
14,261,307	Argent Securities Trust, Series 2006-M1-A2D (1 Month LIBOR USD + 0.48%, 0.48% Floor)	5.33%		07/25/2036	3,843,775
130,737	Banc of America Funding Trust, Series 2005-G-A3	2.35	% (a)	10/20/2035	86,861
117,142	Banc of America Funding Trust, Series 2006-2-6A2	5.50%		03/25/2036	113,457
86,614	Banc of America Funding Trust, Series 2006-6-1A2	6.25%		08/25/2036	73,069
249,377	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	135,707
9,100,000	CAFL Issuer LLC, Series 2021-RTL1-A1	2.24	% (e)(f)	03/28/2029	8,351,088
6,059,407	Carrington Mortgage Loan Trust, Series 2006-NC5-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor, 14.50% Cap)	5.00%		01/25/2037	5,171,785
1,303,390	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.02	% (a)	07/25/2037	1,103,525
797,834	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	8
171,112	CHL Mortgage Pass-Through Trust, Series 2005-28-A7	5.25%		11/01/2035	98,946
406,955	CHL Mortgage Pass-Through Trust, Series 2007-10-A5	6.00%		07/25/2037	203,145
168,715	CHL Mortgage Pass-Through Trust, Series 2007-15-1A16	6.25%		09/25/2037	110,208
425,239	CHL Mortgage Pass-Through Trust, Series 2007-3-A17	6.00%		04/25/2037	226,325
6,953,000	CIM Trust, Series 2020-R2-M2	3.00	% (a)(f)	10/25/2059	5,544,682
24,599	Citicorp Mortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	23,187
42,311	Citicorp Residential Mortgage Trust, Series 2006-2-A5	4.91%		09/25/2036	42,113
4,081,257	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	4.92%		01/25/2037	1,743,395
26,925,819	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92	% (f)	10/25/2058	22,669,280
48,544,062	Citigroup Mortgage Loan Trust, Series 2021-RP2-A1	1.75	% (a)(f)	03/25/2065	44,120,684
5,674,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M1	3.25	% (a)(f)	03/25/2065	5,008,215
4,752,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M2	3.40	% (a)(f)	03/25/2065	4,070,667
4,413,000	Citigroup Mortgage Loan Trust, Series 2021-RP2-M3	3.40	% (a)(f)	03/25/2065	3,619,844
12,955,241	Citigroup Mortgage Loan Trust, Series 2021-RP2-PT1	6.14	% (a)(f)	03/25/2065	12,358,691
59,548	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	53,734
36,569	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	30,531
243,564	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	218,417
7,363,002	CitiMortgage Alternative Loan Trust, Series 2007-A2-1A5	6.00%		02/25/2037	6,592,583
3,563,970	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	3,215,771
1,000,000	CoreVest American Finance Trust, Series 2020-4-E	3.38	% (f)	12/15/2052	770,377
66,997	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	53,573
130,373	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	63,512
13,000,805	Countrywide Alternative Loan Trust, Series 2005-37T1-A5 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 5.50% Cap)	5.30%		09/25/2035	7,936,717
477,538	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	341,304
7,457,011	Countrywide Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	5,120,717
70,606	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	5.50%		10/25/2035	44,802
256,290	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	146,519
6,139,265	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	3,712,702
974,139	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	485,586
6,168,185	Countrywide Alternative Loan Trust, Series 2007-12T1-A3	6.00%		06/25/2037	3,074,696
1,033,566	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	5.30%		08/25/2037	396,624
299,295	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	14.21	% (i)	08/25/2037	470,960
56,375	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	7.61	% (i)	08/25/2037	57,160
260,660	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	163,804
1,359,674	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	5.35%		09/25/2037	606,931
1,335,648	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.65	% (h)(i)	09/25/2037	238,727
718,388	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	78,419
5,898,069	Countrywide Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	3,336,851
5,075,612	Countrywide Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.21%		06/25/2047	3,666,209
57,953	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	44,055
644,018	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	537,441
3,035,094	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00	% (f)	01/27/2038	1,454,036
7,205,868	Credit-Based Asset Servicing and Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	4.93	% (f)	05/25/2046	5,893,391
2,364,895	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	1,022,150
19,564	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		09/25/2056	10,818
61,763	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2057	10,945
10,721	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	8,546
726,239	CSMC Trust, Series 2010-4R-3A17	6.00	% (a)(b)(f)	06/26/2037	636,264
31,037,014	CSMC Trust, Series 2020-RPL1-PT1	3.34	% (a)(f)	10/25/2069	24,707,459
9,035,400	CSMC Trust, Series 2020-RPL4-M1	2.50	% (f)	01/25/2060	6,796,061
3,227,279	CSMC Trust, Series 2021-JR1-A1	2.47	% (a)(f)	09/27/2066	3,108,865
7,093,197	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	5.00%		02/25/2047	4,145,052
4,866,605	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6-2A1	5.50%		12/25/2035	4,213,505
4,500,323	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR2-2A1	3.89	% (a)	10/25/2035	3,616,850
420,092	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	5.57	% (f)(i)	04/15/2036	389,307
44,183	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	5.66	% (f)(i)	04/15/2036	40,697
763,130	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	5.57	% (f)(i)	04/15/2036	676,339
15,984,000	First Franklin Mortgage Loan Trust, Series 2006-FF15-A6 (1 Month LIBOR USD + 0.31%, 0.31% Floor)	5.16%		11/25/2036	13,076,394
11,030,681	First Franklin Mortgage Loan Trust, Series 2007-FF2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	4.99%		03/25/2037	6,056,154
201,213	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	90,656
2,663,593	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	1,220,850
37,753	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50	% (a)	05/25/2035	25,845
16,440,000	FMC GMSR Issuer Trust, Series 2021-GT2-A	3.85	% (a)(f)	10/25/2026	14,135,906
6,944,000	GCAT Trust, Series 2021-NQM6-M1	3.41	% (a)(f)	08/25/2066	4,833,073
1,398,156	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	1,204,864
7,546,000	GS Mortgage-Backed Securities Trust, Series 2020-NQM1-M1	3.29	% (a)(f)	09/27/2060	6,068,772
7,679	GSAA Home Equity Trust, Series 2005-7-AF5	5.11%		05/25/2035	7,454
952,379	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	592,154
947,320	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	439,396
1,479,875	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	1,312,250
22,702,102	GSR Mortgage Loan Trust, Series 2006-OA1-1A1 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	5.29%		08/25/2046	5,436,599
82,465	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	165,988
11,246,942	Harborview Mortgage Loan Trust, Series 2005-7-2A1 (1 Month LIBOR USD + 0.57%, 0.57% Floor, 11.00% Cap)	5.33%		06/19/2045	6,998,961
2,560,764	Home Partners of America Trust, Series 2021-1-D	2.48	% (f)	09/17/2041	2,086,967
1,177,083	Home Partners of America Trust, Series 2021-1-E	2.58	% (f)	09/17/2041	938,284
1,324,653	Home Partners of America Trust, Series 2021-1-F	3.33	% (f)	09/17/2041	1,028,019
5,250,000	Homeward Opportunities Fund Trust, Series 2020-2-M1	3.90	% (a)(f)	05/25/2065	4,550,605
3,282,163	Homeward Opportunities Fund Trust, Series 2020-BPL1-A1	3.23	% (e)(f)	08/25/2025	3,273,503
22,685,417	HSI Asset Securitization Corporation Trust, Series 2006-HE1-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		10/25/2036	7,546,184
10,038,878	HSI Asset Securitization Corporation Trust, Series 2007-NC1-A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.03%		04/25/2037	6,898,504
25,280,305	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	5.39%		02/25/2037	22,451,545
2,728,000	Imperial Fund Mortgage Trust, Series 2021-NQM4-M1	3.45	% (a)(f)	01/25/2057	1,913,498
1,439,735	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.21%		07/25/2047	968,138
1,431,724	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A24 (1 Month LIBOR USD + 0.62%, 0.62% Floor)	5.47%		07/25/2047	1,036,639
3,152,400	JP Morgan Alternative Loan Trust, Series 2005-A2-1M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor, 11.50% Cap)	5.54%		01/25/2036	2,975,580
74,385	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.69%		05/25/2036	73,662
2,869,635	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.81%		08/25/2036	2,690,493
37,061	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.62%		08/25/2036	35,406
35,842	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	6.21%		12/25/2036	34,771
13,906,079	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		07/25/2036	6,392,654
16,334,017	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		08/25/2036	11,842,300
13,497,555	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC4-A5 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	5.06%		12/25/2036	7,257,183
2,342,071	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	2,356,964
164,294	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	90,509
23,658,793	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00	% (f)	06/25/2058	20,888,961
7,000,000	Legacy Mortgage Asset Trust, Series 2021-GS3-A2	0.00	% (e)(f)	07/25/2061	6,148,822
3,457,909	Lehman Mortgage Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	5.12%		02/25/2036	2,973,716
371,647	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	188,735
25,783	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	8.39	% (i)	01/25/2037	26,705
506,286	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	155,625
3,654,314	Lehman Mortgage Trust, Series 2007-1-1A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		02/25/2037	3,473,587
9,604,107	Lehman Mortgage Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	5.10%		08/25/2047	7,646,906
90,486	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	63,837
9,359,243	Lehman Mortgage Trust, Series 2007-3-2A3 (1 Month LIBOR USD + 0.48%, 0.48% Floor)	5.33%		03/25/2037	8,354,017
4,200,000	LHOME Mortgage Trust, Series 2021-RTL1-A2	2.86	% (a)(f)	02/25/2026	3,863,430
35,180,081	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.23%		03/25/2046	12,847,421
13,560,421	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.36%, 0.36% Floor)	5.21%		05/25/2046	4,496,621
15,730,054	Long Beach Mortgage Loan Trust, Series 2006-6-2A3 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.15%		07/25/2036	6,423,177
73,761	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	65,638
4,700,841	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	2,380,226
32,352	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	10,228
12,395,405	MASTR Asset Backed Securities Trust, Series 2005-NC2-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		11/25/2035	7,081,177
772,661	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	514,799
1,652,118	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	661,681
8,966,657	Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		08/25/2037	7,488,896
5,786,163	Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	5.10%		03/25/2037	4,652,380
3,229,539	MFA Trust, Series 2021-NPL1-A1	2.36	% (e)(f)	03/25/2060	3,065,777
7,752,800	Morgan Stanley Capital Trust, Series 2006-HE5-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		08/25/2036	4,057,058
19,538	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		11/25/2033	14,796
469,170	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	433,050
1,668,084	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.15	% (a)	06/25/2036	1,117,937
26,624,301	Morgan Stanley Mortgage Loan Trust, Series 2007-2AX-2A2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		12/25/2036	10,473,678
7,927,954	Morgan Stanley Mortgage Loan Trust, Series 2007-7AX-2A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		04/25/2037	2,288,555
172,892	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75	% (a)(f)	05/26/2037	151,293
2,326,275	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(f)	10/25/2060	2,271,722
15,867,593	MortgageIT Securities Corp Mortgage Loan Trust, Series 2007-1-2A11 (1 Month LIBOR USD + 0.44%, 0.44% Floor)	5.29%		06/25/2047	12,042,113
6,000,000	New Century Home Equity Loan Trust, Series 2005-B-M2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	5.58%		10/25/2035	4,832,645
165,400	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52	% (a)	01/25/2036	53,626
513,533	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80	% (e)	10/25/2036	127,199
867,079	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.56%		02/25/2037	252,053
7,103,122	NRPL Trust, Series 2019-3A-A1	6.00	% (e)(f)	07/25/2059	7,103,619
4,062,609	NRZ Excess Spread-Collateralized Notes, Series 2020-PLS1-A	3.84	% (f)	12/25/2025	3,796,604
31,996	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.98% Floor)	5.82%		11/25/2034	30,872
18,241,378	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04%		07/25/2037	14,826,375
1,856,864	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 3.70%, 2.70% Floor)	8.55	% (f)	10/27/2024	1,797,421
4,041,107	PMT Credit Risk Transfer Trust, Series 2020-1R-A (1 Month LIBOR USD + 2.35%, 2.35% Floor)	8.20	% (f)	02/27/2025	3,887,485
15,000,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	7.85	% (f)	03/25/2026	14,914,333
5,647,097	PR Mortgage Loan Trust, Series 2014-1-APT	5.89	% (a)(f)	10/25/2049	5,186,242
5,445,468	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74	% (e)(f)	07/25/2051	5,086,710
3,404,000	Progress Residential Trust, Series 2021-SFR6-E2	2.53	% (f)	07/17/2038	2,971,878
4,666,000	Progress Residential Trust, Series 2021-SFR6-F	3.42	% (f)	07/17/2038	4,052,352
5,100,000	Progress Residential Trust, Series 2021-SFR8-F	3.18	% (f)	10/17/2038	4,322,921
3,849,530	PRPM LLC, Series 2021-3-A1	1.87	% (e)(f)	04/25/2026	3,691,094
3,472,178	PRPM LLC, Series 2021-7-A1	1.87	% (e)(f)	08/25/2026	3,250,871
1,923,398	PRPM LLC, Series 2021-9-A1	2.36	% (e)(f)	10/25/2026	1,824,775
11,500,000	RAMP Trust, Series 2006-NC1-M2 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 14.00% Cap)	5.45%		01/25/2036	9,100,367
6,268,290	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	2,763,598
20,881,708	Redwood Funding Trust, Series 2019-1-PT	4.47	% (e)(f)	09/27/2024	20,511,342
129,037	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	113,228
169,967	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	137,393
1,854,676	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	1,564,784
1,851,328	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	1,459,539
369,353	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	302,881
575	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		12/25/2023	-
19,788,694	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.46%, 0.46% Floor)	5.31%		06/25/2037	7,814,104
636,943	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	522,698
2,332,243	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	1,895,141
159,801	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	82,890
227,223	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	113,236
1,618,626	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	501,244
111,826	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	9.02	% (b)(i)	01/25/2046	119,560
40,603	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	32,985
402,909	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	321,623
325,600	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	235,333
5,154,000	Residential Mortgage Loan Trust, Series 2020-1-M1	3.24	% (a)(f)	01/26/2060	4,330,455
7,695,758	Saxon Asset Securities Trust, Series 2005-2-M4 (1 Month LIBOR USD + 0.95%, 0.95% Floor, 11.50% Cap)	5.79%		10/25/2035	4,914,967
15,336,272	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 100.00% Cap)	5.01	% (f)	04/25/2037	10,703,225
19,952,415	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	4.92%		04/25/2037	13,245,078
14,153,179	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	5.07%		04/25/2037	9,396,233
2,545,920	Securitized Asset Backed Receivables LLC Trust, Series 2007-BR3-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		04/25/2037	1,690,208
20,084,980	Securitized Asset Backed Receivables LLC Trust, Series 2007-HE1-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor)	5.17%		12/25/2036	4,624,828
24,422,145	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	4.29	% (a)(f)	02/25/2054	20,888,205
3,611,410	Sequoia Mortgage Trust, Series 2007-3-2AA1	3.23	% (a)	07/20/2037	2,841,290
6,726,717	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	5.85%		09/25/2037	4,719,513
5,910,000	Starwood Mortgage Residential Trust, Series 2020-1-B1	3.73	% (a)(f)	02/25/2050	4,731,390
11,027,026	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.03%		09/25/2036	6,939,587
776,944	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	5.20	% (f)	03/25/2035	718,974
776,944	Structured Asset Securities Corporation, Series 2005-RF1-AIO	0.00	% (a)(f)(h)	03/25/2035	12,989
6,094,940	VCAT LLC, Series 2021-NPL4-A1	1.87	% (e)(f)	08/25/2051	5,669,230
7,514,710	VCAT LLC, Series 2021-NPL6-A1	1.92	% (e)(f)	09/25/2051	6,987,630
1,199,174	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91	% (f)	04/25/2048	1,093,744
580,104	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26	% (f)	04/25/2048	517,354
363,729	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41	% (f)	04/25/2048	300,831
1,999,883	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94	% (a)(f)	03/25/2049	1,789,994
813,817	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01	% (a)(f)	03/25/2049	699,549
751,506	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12	% (a)(f)	03/25/2049	601,023
3,151,957	VOLT LLC, Series 2021-CF1-A1	1.99	% (e)(f)	08/25/2051	2,874,076
1,850,010	VOLT LLC, Series 2021-CF2-A1	2.49	% (e)(f)	11/27/2051	1,661,917
7,292,938	VOLT LLC, Series 2021-NP12-A1	2.73	% (e)(f)	12/26/2051	6,718,559
1,332,604	VOLT LLC, Series 2021-NPL1-A1	1.89	% (e)(f)	02/27/2051	1,224,905
4,396,395	VOLT LLC, Series 2021-NPL5-A1	2.12	% (e)(f)	03/27/2051	4,149,273
4,287,107	VOLT LLC, Series 2021-NPL6-A1	2.24	% (e)(f)	04/25/2051	3,959,552
76,508	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-1-2A	6.00%		03/25/2035	63,235
394,582	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-1-3A1	5.75%		02/25/2036	348,319
1,164,101	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-2-4CB	6.00%		03/25/2036	1,104,745
7,294,386	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A5	4.17%		10/25/2036	2,797,969
3,241,691	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-8-A6	4.17%		10/25/2036	1,244,412
4,556,417	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13-1A (12 Month US Treasury Average + 0.88%, 0.88% Floor)	4.02%		10/25/2046	3,736,376
1,415,251	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19-2A (12 Month US Treasury Average + 1.25%, 1.25% Floor)	4.39%		01/25/2047	1,226,122
7,305,430	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A2	6.00%		04/25/2037	6,010,006
5,123,584	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-2-1A3	6.00%		04/25/2037	4,215,052
683,471	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-3-A6	6.00%		04/25/2037	584,101
54,364	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	10.41	% (i)	06/25/2037	63,180
6,501,869	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-5-A3	7.00%		06/25/2037	5,592,869
4,748,274	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7-2A1	3.37	% (a)	07/25/2037	3,900,789
350,707	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	301,659
9,278	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	4.07	% (a)	08/25/2035	8,659
413,358	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	349,212
20,662	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	18,865

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $993,384,245)					827,656,852

US Corporate Bonds - 15.2%
12,386,000	AbbVie, Inc.	4.70%		05/14/2045	11,615,467
1,865,000	Academy Ltd.	6.00	% (f)	11/15/2027	1,821,391
2,050,000	Acuris Finance, Inc.	5.00	% (f)	05/01/2028	1,611,946
1,670,000	AdaptHealth LLC	5.13	% (f)	03/01/2030	1,418,364
1,235,000	Advanced Drainage Systems, Inc.	5.00	% (f)	09/30/2027	1,175,176
610,000	Advanced Drainage Systems, Inc.	6.38	% (f)	06/15/2030	598,415
1,105,000	AEP Transmission Company LLC	5.40%		03/15/2053	1,152,761
930,000	Aethon United Finance Corporation	8.25	% (f)	02/15/2026	913,460
3,245,000	Agree LP	2.60%		06/15/2033	2,563,923
3,596,000	Air Lease Corporation	1.88%		08/15/2026	3,189,648
286,000	Air Methods Corporation	8.00	% (c)(f)	05/15/2025	18,660
4,870,000	Alexandria Real Estate Equities, Inc.	3.00%		05/18/2051	3,031,690
1,215,000	Alexandria Real Estate Equities, Inc.	5.15%		04/15/2053	1,115,226
1,125,000	Alliant Holdings Intermediate LLC	6.75	% (f)	10/15/2027	1,044,506
1,120,000	Allied Universal Holdco LLC	6.63	% (f)	07/15/2026	1,077,440
975,000	Allied Universal Holdco LLC	6.00	% (f)	06/01/2029	728,915
385,000	AMC Entertainment Holdings, Inc.	7.50	% (f)	02/15/2029	266,372
1,990,000	American Airlines, Inc.	5.75	% (f)	04/20/2029	1,910,999
2,186,950	American Airlines, Inc.	3.95%		07/11/2030	1,913,581
600,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	507,426
11,385,000	American Express Company	3.95%		08/01/2025	11,171,118
5,780,000	Amgen, Inc.	5.25%		03/02/2030	5,913,698
4,985,000	Amgen, Inc.	5.65%		03/02/2053	5,192,958
1,040,000	AmWINS Group, Inc.	4.88	% (f)	06/30/2029	921,768
989,000	Antero Midstream Partners LP	5.75	% (f)	03/01/2027	967,539
995,000	Antero Resources Corporation	5.38	% (f)	03/01/2030	926,718
4,650,000	Anthem, Inc.	2.38%		01/15/2025	4,453,611
1,535,000	Arconic Corporation	6.13	% (f)	02/15/2028	1,511,449
300,000	Ardagh Packaging Finance, Inc.	5.25	% (f)	04/30/2025	295,783
5,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	5,052,903
845,000	Ashton Woods Finance Company	4.63	% (f)	04/01/2030	696,702
885,000	ASP Unifrax Holdings, Inc.	5.25	% (f)	09/30/2028	708,266
1,410,000	AssuredPartners, Inc.	5.63	% (f)	01/15/2029	1,220,122
3,990,000	AT&T, Inc.	2.75%		06/01/2031	3,440,215
15,295,000	AT&T, Inc.	3.50%		09/15/2053	11,124,030
7,805,000	AT&T, Inc.	3.55%		09/15/2055	5,612,376
11,705,000	Athene Global Funding	5.31	% (d)(f)	08/19/2024	11,484,803
10,105,000	Aviation Capital Group LLC	1.95	% (f)	09/20/2026	8,757,026
3,700,000	Bank Leumi (Secured Overnight Financing Rate + 1.75%)	4.83%		07/22/2026	3,660,317
13,470,000	Bank of America Corporation (5 Year CMT Rate + 1.20%)	2.48%		09/21/2036	10,239,062
3,995,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.11%)	3.84%		04/25/2025	3,923,650
4,985,000	Bank of America Corporation (Secured Overnight Financing Rate + 1.21%)	2.57%		10/20/2032	4,077,769
585,000	Bausch Health Companies, Inc.	6.13	% (f)	02/01/2027	379,209
1,290,000	Bausch Health Companies, Inc.	4.88	% (f)	06/01/2028	762,261
467,000	Bausch Health Companies, Inc.	11.00	% (f)	09/30/2028	345,972
93,000	Bausch Health Companies, Inc.	14.00	% (f)	10/15/2030	52,820
1,140,000	BCPE Empire Holdings, Inc.	7.63	% (f)	05/01/2027	1,042,701
5,260,000	Becton Dickinson & Company	4.69%		02/13/2028	5,284,762
7,380,000	Berkshire Hathaway Energy Company	4.60%		05/01/2053	6,740,832
4,540,000	Berkshire Hathaway Finance Corporation	2.85%		10/15/2050	3,209,419
3,190,000	Berkshire Hathaway Finance Corporation	3.85%		03/15/2052	2,677,114
3,650,000	Berry Global, Inc.	1.65%		01/15/2027	3,198,964
6,984,000	Boeing Company	2.95%		02/01/2030	6,169,832
4,155,000	Boeing Company	3.75%		02/01/2050	3,152,642
125,000	Boxer Parent Company, Inc.	7.13	% (f)	10/02/2025	124,559
5,665,000	BP Capital Markets America, Inc.	2.94%		06/04/2051	3,936,176
6,070,000	BP Capital Markets America, Inc.	3.00%		03/17/2052	4,287,768
3,065,000	Brighthouse Financial Global Funding	1.00	% (f)	04/12/2024	2,929,051
3,885,000	Brighthouse Financial Global Funding	2.00	% (f)	06/28/2028	3,291,574
10,845,000	Broadcom, Inc.	3.42	% (f)	04/15/2033	9,081,800
13,010,000	Brooklyn Union Gas Company	4.49	% (f)	03/04/2049	10,573,326
1,270,000	Builders FirstSource, Inc.	4.25	% (f)	02/01/2032	1,107,807
1,495,000	Caesars Entertainment, Inc.	4.63	% (f)	10/15/2029	1,308,925
70,000	Caesars Entertainment, Inc.	7.00	% (f)	02/15/2030	71,289
1,100,000	Callon Petroleum Company	7.50	% (f)	06/15/2030	1,035,061
890,000	Calpine Corporation	4.50	% (f)	02/15/2028	826,649
555,000	Calpine Corporation	5.13	% (f)	03/15/2028	508,885
600,000	Calpine Corporation	4.63	% (f)	02/01/2029	518,873
3,335,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	3,217,509
1,915,000	Carnival Corporation	5.75	% (f)	03/01/2027	1,573,010
1,465,000	Carnival Corporation	9.88	% (f)	08/01/2027	1,510,444
11,515,000	Carrier Global Corporation	3.38%		04/05/2040	9,169,142
525,000	Carvana Corporation	5.63	% (f)	10/01/2025	363,710
749,000	Castle US Holding Corporation	9.50	% (f)	02/15/2028	307,921
650,000	Catalent Pharma Solutions, Inc.	3.50	% (f)	04/01/2030	571,824
2,520,000	CCO Holdings LLC	4.75	% (f)	03/01/2030	2,186,100
1,275,000	CCO Holdings LLC	4.50	% (f)	08/15/2030	1,078,822
1,200,000	CCO Holdings LLC	4.75	% (f)	02/01/2032	1,009,329
565,000	CCO Holdings LLC	4.25	% (f)	01/15/2034	442,500
1,830,000	Cedar Fair LP	5.25%		07/15/2029	1,708,113
1,520,000	Cengage Learning, Inc.	9.50	% (f)	06/15/2024	1,471,056
9,845,000	Centene Corporation	2.50%		03/01/2031	7,981,341
6,180,000	CF Industries, Inc.	5.38%		03/15/2044	5,590,799
5,701,000	Charter Communications Operating LLC	4.91%		07/23/2025	5,646,406
6,490,000	Charter Communications Operating LLC	3.50%		03/01/2042	4,390,441
1,219,000	Chesapeake Energy Corporation	5.88	% (f)	02/01/2029	1,161,798
12,650,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	5.98%		05/17/2024	12,650,468
2,815,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.69%)	2.01%		01/25/2026	2,652,592
2,255,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.28%)	3.07%		02/24/2028	2,098,729
770,000	Clarivate Science Holdings Corporation	4.88	% (f)	07/01/2029	697,116
460,000	Clean Harbors, Inc.	5.13	% (f)	07/15/2029	439,097
465,000	Clear Channel Outdoor Holdings, Inc.	7.50	% (f)	06/01/2029	330,894
1,265,000	Clearway Energy Operating LLC	4.75	% (f)	03/15/2028	1,209,479
2,450,000	CNX Midstream Partners LP	4.75	% (f)	04/15/2030	2,110,185
1,210,000	CNX Resources Corporation	6.00	% (f)	01/15/2029	1,132,802
425,000	CNX Resources Corporation	7.38	% (f)	01/15/2031	419,112
4,005,000	Comcast Corporation	3.95%		10/15/2025	3,961,665
6,015,000	Comcast Corporation	3.40%		04/01/2030	5,626,824
725,000	CommScope Technologies LLC	5.00	% (f)	03/15/2027	530,990
855,000	CommScope, Inc.	4.75	% (f)	09/01/2029	713,497
805,000	Community Health Systems, Inc.	6.00	% (f)	01/15/2029	681,746
1,110,000	Community Health Systems, Inc.	4.75	% (f)	02/15/2031	820,623
745,000	Consolidated Communications, Inc.	5.00	% (f)	10/01/2028	506,811
3,495,000	Constellation Brands, Inc.	3.15%		08/01/2029	3,197,202
2,995,000	Constellation Brands, Inc.	2.88%		05/01/2030	2,628,718
6,750,000	Continental Resources, Inc.	2.27	% (f)	11/15/2026	6,000,890
623,000	Cornerstone Building Brands, Inc.	6.13	% (f)	01/15/2029	445,375
5,495,000	Corporate Office Properties LP	2.90%		12/01/2033	3,838,537
740,000	Coty, Inc.	6.50	% (f)	04/15/2026	737,057
1,240,000	Coty, Inc.	5.00	% (f)	04/15/2026	1,197,521
3,085,000	CQP Holdco LP	5.50	% (f)	06/15/2031	2,776,562
13,045,000	Crown Castle International Corporation	3.65%		09/01/2027	12,380,588
1,185,000	CSC Holdings LLC	6.50	% (f)	02/01/2029	985,230
1,315,000	CSC Holdings LLC	5.75	% (f)	01/15/2030	693,662
1,050,000	CSI Compressco LP	7.50	% (f)	04/01/2025	1,001,448
14,115,000	CSX Corporation	3.80%		11/01/2046	11,613,284
1,225,000	CVR Nitrogen Finance Corporation	6.13	% (f)	06/15/2028	1,087,316
3,105,000	CVS Health Corporation	5.13%		02/21/2030	3,148,474
410,000	Dana, Inc.	5.38%		11/15/2027	383,023
965,000	Dana, Inc.	5.63%		06/15/2028	907,389
285,000	Dana, Inc.	4.25%		09/01/2030	228,763
547,000	Dealer Tire LLC	8.00	% (f)	02/01/2028	491,605
11,376,000	Dick’s Sporting Goods, Inc.	3.15%		01/15/2032	9,356,640
3,330,000	Dick’s Sporting Goods, Inc.	4.10%		01/15/2052	2,372,194
3,000,000	Digital Realty Trust LP	3.60%		07/01/2029	2,697,658
860,000	DirectTV Financing LLC	5.88	% (f)	08/15/2027	779,728
8,380,000	Discover Financial Services	4.10%		02/09/2027	7,937,621
345,000	DISH DBS Corporation	5.88%		11/15/2024	308,016
1,275,000	DISH DBS Corporation	5.75	% (f)	12/01/2028	953,859
620,000	DISH DBS Corporation	5.13%		06/01/2029	330,820
3,180,000	Dollar General Corporation	4.25%		09/20/2024	3,143,336
10,358,000	Dollar Tree, Inc.	4.00%		05/15/2025	10,170,778
1,570,000	Dollar Tree, Inc.	3.38%		12/01/2051	1,109,878
440,000	Dornoch Debt Merger Sub, Inc.	6.63	% (f)	10/15/2029	297,388
5,585,000	DTE Energy Company	4.22	% (e)	11/01/2024	5,525,662
4,400,000	DTE Energy Company	2.95%		03/01/2030	3,874,233
1,265,000	Duke Energy Carolinas LLC	2.85%		03/15/2032	1,101,048
3,840,000	Duke Energy Corporation	4.30%		03/15/2028	3,768,676
10,910,000	Duke Energy Corporation	3.95%		08/15/2047	8,688,728
2,075,000	Dun & Bradstreet Corporation	5.00	% (f)	12/15/2029	1,798,996
1,435,000	Elevance Health, Inc.	4.55%		05/15/2052	1,297,580
596,000	Embarq Corporation	8.00%		06/01/2036	251,175
325,000	Emergent BioSolutions, Inc.	3.88	% (f)	08/15/2028	158,980
620,000	Encompass Health Corporation	4.50%		02/01/2028	578,547
215,000	Encompass Health Corporation	4.75%		02/01/2030	195,714
1,430,000	Encompass Health Corporation	4.63%		04/01/2031	1,250,535
495,000	Endo Luxembourg Finance Company SARL	6.13	% (f)	04/01/2029	366,612
865,000	Energizer Holdings, Inc.	6.50	% (f)	12/31/2027	840,886
5,905,000	Energy Transfer LP	4.75%		01/15/2026	5,835,561
4,090,000	Energy Transfer LP	4.40%		03/15/2027	3,976,976
6,675,000	Energy Transfer LP	5.00%		05/15/2044	5,708,118
3,785,000	Entergy Corporation	2.80%		06/15/2030	3,278,514
1,235,000	EQM Midstream Partners LP	4.75	% (f)	01/15/2031	1,026,767
6,985,000	Equinix, Inc.	1.80%		07/15/2027	6,082,967
1,470,000	EverArc Escrow SARL	5.00	% (f)	10/30/2029	1,222,040
3,710,000	Exelon Corporation	5.15%		03/15/2028	3,777,868
2,330,000	Exelon Corporation	4.10%		03/15/2052	1,919,151
3,335,000	Expedia Group, Inc.	5.00%		02/15/2026	3,322,567
5,961,000	Expedia Group, Inc.	3.80%		02/15/2028	5,651,900
2,229,000	Expedia Group, Inc.	3.25%		02/15/2030	1,934,249
968,000	Expedia Group, Inc.	2.95%		03/15/2031	808,614
5,580,000	Exxon Mobil Corporation	4.23%		03/19/2040	5,231,752
990,000	Ferrellgas LP	5.38	% (f)	04/01/2026	928,066
1,580,000	Fertitta Entertainment LLC	6.75	% (f)	01/15/2030	1,301,335
4,065,000	Ford Motor Company	3.25%		02/12/2032	3,200,645
1,600,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	1,520,352
1,200,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	1,146,360
1,670,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	1,378,310
6,550,000	Fortinet, Inc.	1.00%		03/15/2026	5,882,542
845,000	Fortress Transportation and Infrastructure Investors LLC	5.50	% (f)	05/01/2028	771,958
390,000	Frontier Communications Holdings LLC	5.88	% (f)	10/15/2027	354,900
800,000	Frontier Communications Holdings LLC	5.00	% (f)	05/01/2028	695,104
100,392	Frontier Communications Holdings LLC	5.88%		11/01/2029	76,656
560,000	Full House Resorts, Inc.	8.25	% (f)	02/15/2028	510,104
1,295,000	Gap, Inc.	3.88	% (f)	10/01/2031	899,727
7,115,000	General Motors Financial Company, Inc.	2.40%		10/15/2028	6,091,558
7,365,000	General Motors Financial Company, Inc.	3.10%		01/12/2032	6,007,248
6,360,000	Georgia Power Company	2.20%		09/15/2024	6,108,888
14,594,000	Georgia Power Company	3.25%		03/15/2051	10,466,447
1,955,000	Global Access, Inc.	5.00	% (f)	07/15/2029	1,742,229
1,913,912	Global Aircraft Leasing Company (7.25% PIK)	6.50	% (f)	09/15/2024	1,729,048
5,670,000	Global Payments, Inc.	4.95%		08/15/2027	5,606,446
13,448,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	6.03%		05/15/2026	13,344,487
4,340,000	Goldman Sachs Group, Inc. (Secured Overnight Financing Rate + 0.82%)	5.63%		09/10/2027	4,232,596
1,510,000	Goodyear Tire & Rubber Company	5.25%		07/15/2031	1,305,939
615,000	GrafTech Finance, Inc.	4.63	% (f)	12/15/2028	513,586
1,105,000	Griffon Corporation	5.75%		03/01/2028	1,026,020
665,000	Group 1 Automotive, Inc.	4.00	% (f)	08/15/2028	586,331
635,971	Gulfport Energy Corporation	8.00	% (f)	05/17/2026	630,374
2,797,000	Halliburton Company	2.92%		03/01/2030	2,494,004
8,750,000	HCA, Inc.	5.38%		02/01/2025	8,759,304
6,120,000	HCA, Inc.	4.13%		06/15/2029	5,738,963
5,405,000	Health Care Service Corporation and Mutual Legal Reserve Company	3.20	% (f)	06/01/2050	3,934,121
1,580,000	Helios Software Holdings, Inc.	4.63	% (f)	05/01/2028	1,285,326
370,000	Hertz Corporation	5.00	% (f)	12/01/2029	306,856
1,075,000	Hess Midstream Operations LP	5.13	% (f)	06/15/2028	1,021,639
1,710,000	Hess Midstream Operations LP	4.25	% (f)	02/15/2030	1,529,244
1,355,000	Hess Midstream Operations LP	5.50	% (f)	10/15/2030	1,261,987
4,410,000	Hewlett Packard Enterprise Company	5.90%		10/01/2024	4,466,953
1,200,000	H-Food Holdings LLC	8.50	% (f)	06/01/2026	743,820
975,000	Hightower Holding LLC	6.75	% (f)	04/15/2029	830,764
1,797,000	Hilcorp Energy LP	6.25	% (f)	11/01/2028	1,707,651
315,000	Hilcorp Energy LP	5.75	% (f)	02/01/2029	290,364
7,239,000	Host Hotels & Resorts LP	2.90%		12/15/2031	5,657,875
12,910,000	Hyundai Capital America	2.65	% (f)	02/10/2025	12,319,234
1,260,000	Icahn Enterprises LP	5.25%		05/15/2027	1,183,795
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	167,535
595,000	iHeartCommunications, Inc.	5.25	% (f)	08/15/2027	486,984
1,115,000	II-VI, Inc.	5.00	% (f)	12/15/2029	1,013,256
845,000	Illuminate Buyer LLC	9.00	% (f)	07/01/2028	749,866
1,435,000	Installed Building Products, Inc.	5.75	% (f)	02/01/2028	1,323,244
5,111,000	Invitation Homes Operating Partnership LP	2.70%		01/15/2034	3,918,129
1,380,000	Iron Mountain, Inc.	4.88	% (f)	09/15/2029	1,241,834
850,000	Iron Mountain, Inc.	4.50	% (f)	02/15/2031	731,255
4,165,000	Jacobs Engineering Group, Inc.	5.90%		03/01/2033	4,174,125
750,000	JELD-WEN, Inc.	4.63	% (f)	12/15/2025	696,581
4,420,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.92%)	2.60%		02/24/2026	4,191,610
5,210,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.02%)	2.07%		06/01/2029	4,524,398
7,365,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.25%)	2.58%		04/22/2032	6,202,467
7,100,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.26%)	2.96%		01/25/2033	6,076,712
1,295,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.99%)	4.85%		07/25/2028	1,293,766
8,800,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 2.04%)	2.52%		04/22/2031	7,528,160
10,144,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	11,347,361
6,820,000	Kraft Heinz Foods Company	4.38%		06/01/2046	5,947,622
1,300,000	Leeward Renewable Energy Operations LLC	4.25	% (f)	07/01/2029	1,133,862
745,000	Legacy LifePoint Health LLC	4.38	% (f)	02/15/2027	610,032
1,015,000	Legends Hospitality Holding Company LLC	5.00	% (f)	02/01/2026	909,318
530,000	Level 3 Financing, Inc.	3.75	% (f)	07/15/2029	283,269
624,000	Level 3 Financing, Inc.	0.00	% (f)	05/15/2030	599,820
1,260,000	LFS Topco LLC	5.88	% (f)	10/15/2026	1,099,463
375,000	LifePoint Health, Inc.	5.38	% (f)	01/15/2029	229,688
550,000	Lions Gate Capital Holdings LLC	5.50	% (f)	04/15/2029	362,219
3,760,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	3,743,686
3,775,000	Lowe’s Companies, Inc.	5.63%		04/15/2053	3,793,116
975,000	LSF9 Atlantis Holdings LLC	7.75	% (f)	02/15/2026	886,641
535,000	Lumen Technologies, Inc.	4.00	% (f)	02/15/2027	353,590
1,235,000	M/I Homes, Inc.	4.95%		02/01/2028	1,143,985
1,030,000	Madison IAQ LLC	4.13	% (f)	06/30/2028	892,098
1,010,000	Madison IAQ LLC	5.88	% (f)	06/30/2029	781,225
6,065,000	Magallanes, Inc.	3.76	% (f)	03/15/2027	5,716,714
4,829,000	Marathon Petroleum Corporation	5.13%		12/15/2026	4,877,139
6,580,000	Marriott International, Inc.	3.13%		06/15/2026	6,220,596
7,175,000	Marriott International, Inc.	2.75%		10/15/2033	5,814,006
10,955,000	Marvell Technology, Inc.	4.20%		06/22/2023	10,909,061
6,750,000	Massachusetts Mutual Life Insurance Company	3.20	% (f)	12/01/2061	4,375,939
1,085,000	Match Group Holdings LLC	5.00	% (f)	12/15/2027	1,028,759
6,465,000	McDonald’s Corporation	4.45%		03/01/2047	5,929,246
1,085,000	McGraw-Hill Education, Inc.	5.75	% (f)	08/01/2028	945,225
1,700,000	Medline Borrower LP	5.25	% (f)	10/01/2029	1,476,565
6,260,000	Meta Platforms, Inc.	3.85%		08/15/2032	5,863,421
6,820,000	Meta Platforms, Inc.	4.45%		08/15/2052	6,007,640
1,130,000	Metis Merger Sub LLC	6.50	% (f)	05/15/2029	942,217
5,880,000	MetLife, Inc.	5.25%		01/15/2054	5,736,867
830,000	Michaels Companies, Inc.	5.25	% (f)	05/01/2028	692,610
660,000	Michaels Companies, Inc.	7.88	% (f)	05/01/2029	462,624
1,238,000	Midwest Gaming Borrower LLC	4.88	% (f)	05/01/2029	1,077,653
1,380,000	Minerva Merger Sub, Inc.	6.50	% (f)	02/15/2030	1,120,228
1,480,000	ModivCare Escrow Issuer, Inc.	5.00	% (f)	10/01/2029	1,258,156
4,660,000	Monongahela Power Company	5.40	% (f)	12/15/2043	4,735,390
2,430,000	Morgan Stanley (Secured Overnight Financing Rate + 1.29%)	2.94%		01/21/2033	2,060,523
13,579,000	Morgan Stanley (Secured Overnight Financing Rate + 1.36%)	2.48%		09/16/2036	10,324,770
4,590,000	Morgan Stanley (Secured Overnight Financing Rate + 1.61%)	4.21%		04/20/2028	4,459,509
4,330,000	Morgan Stanley (Secured Overnight Financing Rate + 1.67%)	4.68%		07/17/2026	4,276,866
342,000	Moss Creek Resources Holdings, Inc.	7.50	% (f)	01/15/2026	317,533
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	857,468
1,020,000	Nabors Industries Ltd.	7.25	% (f)	01/15/2026	973,830
1,635,000	Nasdaq, Inc.	3.95%		03/07/2052	1,272,686
1,845,000	National Rural Utilities Cooperative Finance Corporation	5.45%		10/30/2025	1,880,564
1,460,000	Nationstar Mortgage Holdings, Inc.	5.75	% (f)	11/15/2031	1,134,096
955,000	Navient Corporation	5.00%		03/15/2027	842,396
1,185,000	NCL Corporation Ltd.	5.88	% (f)	03/15/2026	1,009,798
830,000	NCL Corporation Ltd.	8.38	% (f)	02/01/2028	833,592
6,163,000	NetApp, Inc.	1.88%		06/22/2025	5,749,601
2,670,000	Netflix, Inc.	4.88%		04/15/2028	2,659,053
765,000	Netflix, Inc.	5.38	% (f)	11/15/2029	777,909
550,000	Netflix, Inc.	4.88	% (f)	06/15/2030	548,114
505,000	News Corporation	5.13	% (f)	02/15/2032	474,190
4,950,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	4,906,383
845,000	NFP Corporation	4.88	% (f)	08/15/2028	763,263
795,000	NGL Energy Operating LLC	7.50	% (f)	02/01/2026	767,798
410,000	NGL Energy Partners LP	7.50%		04/15/2026	355,019
2,988,000	NGPL PipeCo LLC	3.25	% (f)	07/15/2031	2,538,638
8,995,000	Northrop Grumman Corporation	5.15%		05/01/2040	9,112,692
4,395,000	NRG Energy, Inc.	2.00	% (f)	12/02/2025	3,961,964
1,585,000	NRG Energy, Inc.	3.63	% (f)	02/15/2031	1,272,690
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,619,434
940,000	Oasis Petroleum, Inc.	6.38	% (f)	06/01/2026	932,184
1,075,000	Occidental Petroleum Corporation	6.63%		09/01/2030	1,133,141
1,570,000	Occidental Petroleum Corporation	6.13%		01/01/2031	1,630,469
650,000	Occidental Petroleum Corporation	6.45%		09/15/2036	684,125
660,000	Occidental Petroleum Corporation	6.60%		03/15/2046	694,650
1,885,000	Olympus Water US Holding Corporation	4.25	% (f)	10/01/2028	1,561,694
750,000	Olympus Water US Holding Corporation	6.25	% (f)	10/01/2029	555,837
850,000	OneMain Finance Corporation	6.88%		03/15/2025	824,500
280,000	OneMain Finance Corporation	7.13%		03/15/2026	269,444
825,000	OneMain Finance Corporation	5.38%		11/15/2029	694,898
3,330,000	ONEOK, Inc.	3.40%		09/01/2029	2,971,152
3,265,000	Oracle Corporation	6.25%		11/09/2032	3,513,464
2,280,000	Oracle Corporation	3.80%		11/15/2037	1,895,703
8,865,000	Oracle Corporation	3.85%		04/01/2060	6,197,270
1,455,000	Organon & Company	5.13	% (f)	04/30/2031	1,292,880
1,800,000	Owens & Minor, Inc.	6.63	% (f)	04/01/2030	1,547,370
6,272,000	Owens Corning	4.40%		01/30/2048	5,242,976
7,693,000	Pacific Gas and Electric Company	2.50%		02/01/2031	6,238,959
6,622,000	Packaging Corporation of America	3.40%		12/15/2027	6,297,716
875,000	Park Intermediate Holdings LLC	4.88	% (f)	05/15/2029	753,782
3,325,000	Parker-Hannifin Corporation	4.25%		09/15/2027	3,264,924
335,000	PBF Holding Company LLC	6.00%		02/15/2028	322,421
455,000	PECF USS Intermediate Holding Corporation	8.00	% (f)	11/15/2029	302,709
2,085,000	Penn National Gaming, Inc.	5.63	% (f)	01/15/2027	1,960,181
940,000	Penn National Gaming, Inc.	4.13	% (f)	07/01/2029	784,764
1,575,000	PennyMac Financial Services, Inc.	4.25	% (f)	02/15/2029	1,255,700
6,000,000	Penske Truck Leasing Company LP	4.20	% (f)	04/01/2027	5,749,504
4,055,000	PepsiCo, Inc.	3.60%		02/18/2028	3,980,822
1,175,000	Performance Food Group, Inc.	4.25	% (f)	08/01/2029	1,056,392
1,095,000	PetSmart, Inc.	7.75	% (f)	02/15/2029	1,076,035
1,465,000	Phillips 66	4.95%		12/01/2027	1,472,214
1,200,000	Pike Corporation	5.50	% (f)	09/01/2028	1,051,272
1,862,000	Pioneer Natural Resources Company	1.90%		08/15/2030	1,516,981
430,000	Post Holdings, Inc.	5.50	% (f)	12/15/2029	405,692
303,000	Post Holdings, Inc.	4.63	% (f)	04/15/2030	271,836
690,000	Premier Entertainment Sub LLC	5.63	% (f)	09/01/2029	510,169
805,000	Prime Security Services Borrower LLC	6.25	% (f)	01/15/2028	753,432
1,290,000	Public Service Enterprise Group, Inc. (Secured Overnight Financing Rate + 1.09%)	4.76%		01/26/2027	1,275,001
340,000	Radiate Holdco LLC	4.50	% (f)	09/15/2026	266,393
745,000	Radiology Partners, Inc.	9.25	% (f)	02/01/2028	412,652
6,795,000	Raytheon Technologies Corporation	3.03%		03/15/2052	4,927,762
960,000	Realogy Group LLC	5.25	% (f)	04/15/2030	700,589
2,865,000	Regal Rexnord Corporation	6.05	% (f)	02/15/2026	2,880,530
530,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.	9.75	% (f)	12/01/2026	429,187
445,000	Rent-A-Center, Inc.	6.38	% (f)	02/15/2029	374,210
650,000	Roller Bearing Company of America, Inc.	4.38	% (f)	10/15/2029	581,204
1,475,000	Royal Caribbean Cruises Ltd.	5.50	% (f)	08/31/2026	1,381,640
205,000	Royal Caribbean Cruises Ltd.	7.25	% (f)	01/15/2030	206,466
7,545,000	Royalty Pharma PLC	2.15%		09/02/2031	5,967,475
8,560,000	Royalty Pharma PLC	3.30%		09/02/2040	6,212,373
580,000	RP Escrow Issuer LLC	5.25	% (f)	12/15/2025	440,034
5,975,000	Ryder System, Inc.	5.65%		03/01/2028	6,059,231
4,293,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	4,280,979
1,595,000	Sabra Health Care LP	3.20%		12/01/2031	1,171,602
1,705,000	San Diego Gas & Electric Company	5.35%		04/01/2053	1,758,797
3,060,000	Santander Holdings USA, Inc. (Secured Overnight Financing Rate + 1.25%)	2.49%		01/06/2028	2,649,196
3,025,000	Santander Holdings USA, Inc. (Secured Overnight Financing Rate + 2.36%)	6.50%		03/09/2029	3,024,904
880,000	Schweitzer-Mauduit International, Inc.	6.88	% (f)	10/01/2026	806,122
1,535,000	Scientific Games Holdings LP	6.63	% (f)	03/01/2030	1,357,913
1,450,000	Scotts Miracle-Gro Company	4.50%		10/15/2029	1,248,346
350,000	Scripps Escrow, Inc.	5.88	% (f)	07/15/2027	258,125
580,000	Scripps Escrow, Inc.	3.88	% (f)	01/15/2029	455,844
1,250,000	SEG Holding LLC	5.63	% (f)	10/15/2028	1,188,115
1,075,000	Select Medical Corporation	6.25	% (f)	08/15/2026	1,043,830
1,100,000	Sirius XM Radio, Inc.	5.50	% (f)	07/01/2029	1,002,326
690,000	Sirius XM Radio, Inc.	4.13	% (f)	07/01/2030	564,855
11,508,000	Smithfield Foods, Inc.	4.25	% (f)	02/01/2027	10,720,129
1,640,000	Sonic Automotive, Inc.	4.63	% (f)	11/15/2029	1,375,789
5,365,000	Southern Company (5 Year CMT Rate + 2.92%)	3.75%		09/15/2051	4,513,789
4,595,000	Southwestern Electric Power Company	3.25%		11/01/2051	3,206,276
1,215,000	Southwestern Energy Company	5.38%		02/01/2029	1,146,541
1,350,000	Southwestern Energy Company	4.75%		02/01/2032	1,194,007
1,230,000	Spectrum Brands, Inc.	5.00	% (f)	10/01/2029	1,069,045
975,000	SRS Distribution, Inc.	4.63	% (f)	07/01/2028	867,233
745,000	SRS Distribution, Inc.	6.13	% (f)	07/01/2029	629,525
1,090,000	Staples, Inc.	7.50	% (f)	04/15/2026	956,039
480,000	Staples, Inc.	10.75	% (f)	04/15/2027	348,636
950,000	Station Casinos LLC	4.63	% (f)	12/01/2031	803,192
1,470,000	Suburban Propane Partners LP	5.00	% (f)	06/01/2031	1,286,213
1,550,000	SunCoke Energy, Inc.	4.88	% (f)	06/30/2029	1,351,335
635,000	Sunoco LP	6.00%		04/15/2027	627,696
475,000	Sunoco LP	4.50%		05/15/2029	436,603
510,000	SWF Escrow Issuer Corporation	6.50	% (f)	10/01/2029	314,390
10,715,000	Synchrony Financial	3.95%		12/01/2027	9,089,181
950,000	Tenet Healthcare Corporation	6.25%		02/01/2027	935,275
835,000	Tenet Healthcare Corporation	6.13%		10/01/2028	801,053
1,500,000	Tenet Healthcare Corporation	6.13	% (f)	06/15/2030	1,481,100
1,710,000	Texas Instruments, Inc.	5.00%		03/14/2053	1,806,076
4,310,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	4,156,370
6,395,000	T-Mobile USA, Inc.	2.25%		02/15/2026	5,953,494
6,410,000	T-Mobile USA, Inc.	3.40%		10/15/2052	4,621,448
460,000	Townsquare Media, Inc.	6.88	% (f)	02/01/2026	435,579
1,720,000	TransDigm, Inc.	5.50%		11/15/2027	1,623,685
1,044,063	Transocean Poseidon Ltd.	6.88	% (f)	02/01/2027	1,024,434
1,320,000	Trident TPI Holdings, Inc.	6.63	% (f)	11/01/2025	1,222,221
4,546,000	Triton Container International Ltd	3.25%		03/15/2032	3,593,526
2,385,000	Triton Container International Ltd.	1.15	% (f)	06/07/2024	2,244,060
1,045,000	Triton Water Holdings, Inc.	6.25	% (f)	04/01/2029	830,785
5,290,000	Truist Financial Corporation (Secured Overnight Financing Rate + 1.44%)	4.87%		01/26/2029	5,162,869
1,255,000	United Airlines, Inc.	4.63	% (f)	04/15/2029	1,136,806
770,000	United Natural Foods, Inc.	6.75	% (f)	10/15/2028	716,339
7,215,000	UnitedHealth Group, Inc.	5.05%		04/15/2053	7,302,562
2,645,000	UnitedHealth Group, Inc.	4.95%		05/15/2062	2,578,359
430,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	10.50	% (f)	02/15/2028	417,487
1,000,000	Univision Communications, Inc.	4.50	% (f)	05/01/2029	841,165
980,000	USA Compression Partners LP	6.88%		09/01/2027	937,424
2,420,000	Verizon Communications, Inc.	3.88%		03/01/2052	1,960,785
4,350,000	Viatris, Inc.	1.65%		06/22/2025	3,991,621
1,265,000	Victoria’s Secret Company	4.63	% (f)	07/15/2029	1,026,383
440,000	Viking Cruises Ltd.	13.00	% (f)	05/15/2025	465,150
3,150,000	Viking Cruises Ltd.	5.88	% (f)	09/15/2027	2,715,615
2,525,000	Virginia Electric and Power Company	3.75%		05/15/2027	2,451,811
475,000	Virtusa Corporation	7.13	% (f)	12/15/2028	373,749
6,718,000	VMware, Inc.	2.20%		08/15/2031	5,322,730
2,505,000	Vornado Realty LP	2.15%		06/01/2026	2,009,646
6,735,000	Warnermedia Holdings, Inc.	4.05	% (f)	03/15/2029	6,269,753
1,660,000	WASH Multifamily Acquisition, Inc.	5.75	% (f)	04/15/2026	1,572,618
755,000	Weatherford International Ltd.	6.50	% (f)	09/15/2028	757,005
940,000	Weatherford International Ltd.	8.63	% (f)	04/30/2030	962,522
5,375,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	5,058,289
5,720,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.98%)	4.81%		07/25/2028	5,652,938
6,085,000	Wells Fargo & Company (Secured Overnight Financing Rate 3 Month + 1.43%)	2.88%		10/30/2030	5,292,014
1,400,000	Western Midstream Operating LP	4.30%		02/01/2030	1,275,750
365,000	Wheel Pros, Inc.	6.50	% (f)	05/15/2029	166,075
11,311,000	Willis North America, Inc.	4.50%		09/15/2028	10,957,661
2,835,000	Workday, Inc.	3.70%		04/01/2029	2,660,119
1,020,000	WR Grace Holdings LLC	5.63	% (f)	08/15/2029	867,000
10,922,000	WRKCo, Inc.	3.75%		03/15/2025	10,601,155
1,215,000	Wyndham Hotels & Resorts, Inc.	4.38	% (f)	08/15/2028	1,120,446
1,270,000	XHR LP	4.88	% (f)	06/01/2029	1,078,424

Total US Corporate Bonds (Cost $1,246,576,338)					1,109,209,857

US Government and Agency Mortgage Backed Obligations - 19.2%
266,973	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G01840	5.00%		07/01/2035	273,189
141,177	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G04817	5.00%		09/01/2038	144,471
5,573,603	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08537	3.00%		07/01/2043	5,151,732
3,036,326	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08622	3.00%		01/01/2045	2,803,916
2,923,082	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08686	3.00%		01/01/2046	2,692,063
10,873,276	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08701	3.00%		04/01/2046	9,978,986
708,695	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08737	3.00%		12/01/2046	649,971
6,502,300	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G61645	4.00%		10/01/2048	6,330,197
1,025,030	Federal Home Loan Mortgage Corporation Pass-Thru, Pool N70081	5.50%		07/01/2038	1,025,647
5,225,549	Federal Home Loan Mortgage Corporation Pass-Thru, Pool Q33789	3.50%		06/01/2045	4,961,608
12,248,380	Federal Home Loan Mortgage Corporation Pass-Thru, Pool QE7537	4.50%		08/01/2052	12,023,336
25,754,200	Federal Home Loan Mortgage Corporation Pass-Thru, Pool RA7672	4.50%		07/01/2052	25,281,283
15,823,310	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0035	3.00%		04/01/2047	14,614,154
8,443,147	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD0699	2.00%		11/01/2050	7,134,114
29,684,643	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD1743	4.00%		10/01/2052	28,576,593
29,423,311	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD1966	4.00%		11/01/2052	28,186,174
39,138,899	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD2263	4.00%		12/01/2052	37,482,683
63,850,622	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD7538	2.00%		04/01/2051	53,755,171
11,179,380	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8174	3.00%		10/01/2051	10,065,380
25,275,391	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SD8221	3.50%		06/01/2052	23,511,130
866,502	Federal Home Loan Mortgage Corporation Pass-Thru, Pool T60854	3.50%		09/01/2042	802,844
141,849	Federal Home Loan Mortgage Corporation Pass-Thru, Pool U60299	4.00%		11/01/2040	138,287
3,809,042	Federal Home Loan Mortgage Corporation Pass-Thru, Pool V83144	4.00%		04/01/2047	3,714,282
11,517,352	Federal Home Loan Mortgage Corporation Pass-Thru, Pool ZT1827	3.00%		07/01/2047	10,555,713
32,188	Federal Home Loan Mortgage Corporation REMICS, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	3.92	% (i)	07/15/2033	32,136
868,494	Federal Home Loan Mortgage Corporation REMICS, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	4.68	% (i)	12/15/2033	879,856
36,797	Federal Home Loan Mortgage Corporation REMICS, Series 2750-ZT	5.00%		02/15/2034	37,279
81,961	Federal Home Loan Mortgage Corporation REMICS, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	1.82	% (h)(i)	07/15/2035	6,462
40,824	Federal Home Loan Mortgage Corporation REMICS, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	2.05	% (h)(i)	10/15/2035	3,687
133,197	Federal Home Loan Mortgage Corporation REMICS, Series 3116-Z	5.50%		02/15/2036	136,664
10,503	Federal Home Loan Mortgage Corporation REMICS, Series 3117-ZN	4.50%		02/15/2036	10,084
151,435	Federal Home Loan Mortgage Corporation REMICS, Series 3203-ZC	5.00%		07/15/2036	153,098
41,618	Federal Home Loan Mortgage Corporation REMICS, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	1.40	% (h)(i)	02/15/2037	2,887
94,067	Federal Home Loan Mortgage Corporation REMICS, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.32	% (h)(i)	11/15/2037	6,145
116,844	Federal Home Loan Mortgage Corporation REMICS, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	1.71	% (h)(i)	11/15/2037	6,957
58,586	Federal Home Loan Mortgage Corporation REMICS, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	1.50	% (h)(i)	02/15/2038	4,100
15,918	Federal Home Loan Mortgage Corporation REMICS, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	0.97	% (h)(i)	03/15/2038	927
15,918	Federal Home Loan Mortgage Corporation REMICS, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	0.97	% (h)(i)	03/15/2038	894
61,653	Federal Home Loan Mortgage Corporation REMICS, Series 3524-LB	3.33	% (a)(h)(k)	06/15/2038	58,968
33,679	Federal Home Loan Mortgage Corporation REMICS, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	0.27	% (h)(i)	08/15/2039	1,628
106,546	Federal Home Loan Mortgage Corporation REMICS, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.32	% (h)(i)	10/15/2049	9,725
95,705	Federal Home Loan Mortgage Corporation REMICS, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	1.67	% (h)(i)	03/15/2032	5,478
448,807	Federal Home Loan Mortgage Corporation REMICS, Series 3626-AZ	5.50%		08/15/2036	463,023
172,930	Federal Home Loan Mortgage Corporation REMICS, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	1.09	% (h)(i)	05/15/2040	12,743
115,974	Federal Home Loan Mortgage Corporation REMICS, Series 3666-VZ	5.50%		08/15/2036	119,525
1,241,600	Federal Home Loan Mortgage Corporation REMICS, Series 3779-DZ	4.50	% (j)	12/15/2040	1,249,218
573,577	Federal Home Loan Mortgage Corporation REMICS, Series 3779-YA	3.50%		12/15/2030	558,277
162,797	Federal Home Loan Mortgage Corporation REMICS, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	0.13	% (i)	01/15/2041	119,954
101,340	Federal Home Loan Mortgage Corporation REMICS, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	0.49	% (i)	01/15/2041	80,746
453,152	Federal Home Loan Mortgage Corporation REMICS, Series 3806-CZ	5.50%		07/15/2034	464,455
365,349	Federal Home Loan Mortgage Corporation REMICS, Series 3808-DB	3.50%		02/15/2031	355,424
532,568	Federal Home Loan Mortgage Corporation REMICS, Series 3818-CZ	4.50%		03/15/2041	533,758
459,827	Federal Home Loan Mortgage Corporation REMICS, Series 3819-ZU	5.50%		07/15/2034	471,414
1,252,886	Federal Home Loan Mortgage Corporation REMICS, Series 3824-EY	3.50%		03/15/2031	1,218,844
251,282	Federal Home Loan Mortgage Corporation REMICS, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	0.00	% (i)	02/15/2041	194,134
757,441	Federal Home Loan Mortgage Corporation REMICS, Series 3863-ZA	5.50%		08/15/2034	776,614
2,009,625	Federal Home Loan Mortgage Corporation REMICS, Series 3889-VZ	4.00%		07/15/2041	1,924,693
2,025,539	Federal Home Loan Mortgage Corporation REMICS, Series 3910-GZ	5.00%		08/15/2041	2,083,676
756,899	Federal Home Loan Mortgage Corporation REMICS, Series 3972-AZ	3.50%		12/15/2041	689,444
8,003,335	Federal Home Loan Mortgage Corporation REMICS, Series 4165-ZT	3.00	% (j)	02/15/2043	6,709,245
2,271,501	Federal Home Loan Mortgage Corporation REMICS, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	1.22	% (h)(i)	01/15/2054	193,416
8,196,376	Federal Home Loan Mortgage Corporation REMICS, Series 4413-AZ	3.50%		11/15/2044	7,751,925
2,399,292	Federal Home Loan Mortgage Corporation REMICS, Series 4471-BA	3.00%		12/15/2041	2,330,086
11,741,648	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	11,050,110
13,675,577	Federal Home Loan Mortgage Corporation REMICS, Series 4542-AC	2.70%		01/15/2045	12,871,303
34,934,000	Federal Home Loan Mortgage Corporation REMICS, Series 5138-HM	2.00%		04/25/2051	27,268,708
9,507,186	Federal Home Loan Mortgage Corporation REMICS, Series 5148-BZ	2.50	% (j)	10/25/2051	5,910,495
13,936,055	Federal Home Loan Mortgage Corporation REMICS, Series 5195-ZN	2.50	% (j)	02/25/2052	9,650,211
172,505	Federal Home Loan Mortgage Corporation REMICS, Series R003-ZA	5.50%		10/15/2035	177,768
51,450	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	52,590
42,419	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	43,359
357,693	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	365,627
178,392	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	182,349
242,862	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	248,249
53,975	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	54,904
303,057	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	308,013
264,941	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	258,921
26,012	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	25,211
5,464	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	5,424
429,777	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	420,020
4,491,746	Federal National Mortgage Association Pass-Thru, Pool AL9238	3.00%		10/01/2041	4,130,457
1,155,664	Federal National Mortgage Association Pass-Thru, Pool AL9445	3.00%		07/01/2031	1,108,231
6,431,480	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	5,930,386
8,233,844	Federal National Mortgage Association Pass-Thru, Pool AS7661	3.00%		08/01/2046	7,461,470
3,675,012	Federal National Mortgage Association Pass-Thru, Pool AS7724	2.50%		08/01/2046	3,227,483
11,941,521	Federal National Mortgage Association Pass-Thru, Pool BC9081	3.00%		12/01/2046	10,953,624
8,313,793	Federal National Mortgage Association Pass-Thru, Pool BD8013	2.50%		09/01/2046	7,301,419
2,082,538	Federal National Mortgage Association Pass-Thru, Pool BM4094	3.00%		03/01/2043	1,922,962
12,078,991	Federal National Mortgage Association Pass-Thru, Pool BM6089	3.50%		12/01/2044	11,454,854
28,186,281	Federal National Mortgage Association Pass-Thru, Pool CB3127	3.50%		03/01/2052	26,374,539
9,621,198	Federal National Mortgage Association Pass-Thru, Pool CB4613	4.50%		09/01/2052	9,444,025
36,816,067	Federal National Mortgage Association Pass-Thru, Pool CB4794	4.50%		10/01/2052	36,138,117
11,081,981	Federal National Mortgage Association Pass-Thru, Pool FM1000	3.00%		04/01/2047	10,130,117
33,065,077	Federal National Mortgage Association Pass-Thru, Pool FM2310	3.00%		01/01/2048	30,181,716
17,611,056	Federal National Mortgage Association Pass-Thru, Pool FM4575	2.50%		10/01/2050	15,442,036
11,094,331	Federal National Mortgage Association Pass-Thru, Pool FM6061	2.00%		02/01/2051	9,298,888
30,892,653	Federal National Mortgage Association Pass-Thru, Pool FM8214	4.00%		05/01/2049	30,003,944
7,266,360	Federal National Mortgage Association Pass-Thru, Pool FM8664	3.00%		10/01/2046	6,673,378
24,661,715	Federal National Mortgage Association Pass-Thru, Pool FM8972	4.00%		06/01/2049	24,027,493
5,966,804	Federal National Mortgage Association Pass-Thru, Pool FM9846	2.50%		12/01/2051	5,152,675
57,533,718	Federal National Mortgage Association Pass-Thru, Pool FM9993	3.50%		07/01/2051	54,031,457
42,485,774	Federal National Mortgage Association Pass-Thru, Pool FS1472	3.50%		11/01/2050	39,878,459
10,898,842	Federal National Mortgage Association Pass-Thru, Pool FS3708	5.00%		01/01/2053	10,893,911
187,613	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	187,691
126,812	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	126,865
4,575	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	4,530
2,417,895	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	2,238,151
1,082,728	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	981,236
1,866,826	Federal National Mortgage Association Pass-Thru, Pool MA2621	3.50%		05/01/2046	1,727,869
4,033,977	Federal National Mortgage Association Pass-Thru, Pool MA2649	3.00%		06/01/2046	3,655,551
1,661,054	Federal National Mortgage Association Pass-Thru, Pool MA2711	3.00%		08/01/2046	1,505,233
10,637,067	Federal National Mortgage Association Pass-Thru, Pool MA2806	3.00%		11/01/2046	9,786,120
71,146,369	Federal National Mortgage Association Pass-Thru, Pool MA4326	2.50%		05/01/2051	61,502,014
14,239,294	Federal National Mortgage Association Pass-Thru, Pool MA4709	5.00%		07/01/2052	14,217,762
909,873	Federal National Mortgage Association REMICS, Series 2005-20-QH	5.00%		03/25/2035	920,924
164,601	Federal National Mortgage Association REMICS, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	1.73	% (h)(i)	10/25/2036	16,542
68,612	Federal National Mortgage Association REMICS, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	1.90	% (h)(i)	07/25/2036	5,715
50,607	Federal National Mortgage Association REMICS, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (h)(i)	05/25/2037	3,252
677,387	Federal National Mortgage Association REMICS, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	7.39	% (i)	04/25/2037	717,755
263,390	Federal National Mortgage Association REMICS, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	1.59	% (h)(i)	04/25/2037	24,618
39,826	Federal National Mortgage Association REMICS, Series 2008-29-ZA	4.50%		04/25/2038	39,386
13,293	Federal National Mortgage Association REMICS, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (h)(i)	07/25/2038	837
170,180	Federal National Mortgage Association REMICS, Series 2009-111-EZ	5.00%		01/25/2040	170,815
4,788	Federal National Mortgage Association REMICS, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	1.40	% (h)(i)	01/25/2040	498
26,259	Federal National Mortgage Association REMICS, Series 2009-16-MZ	5.00%		03/25/2029	26,146
24,099	Federal National Mortgage Association REMICS, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	1.10	% (h)(i)	07/25/2039	1,923
49,494	Federal National Mortgage Association REMICS, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.25	% (h)(i)	08/25/2039	1,925
451,394	Federal National Mortgage Association REMICS, Series 2009-77-ZA	4.50%		10/25/2039	446,223
121,440	Federal National Mortgage Association REMICS, Series 2009-83-Z	4.50%		10/25/2039	118,962
33,251	Federal National Mortgage Association REMICS, Series 2010-101-ZH	4.50%		07/25/2040	33,007
149,315	Federal National Mortgage Association REMICS, Series 2010-112-ZA	4.00%		10/25/2040	142,840
65,929	Federal National Mortgage Association REMICS, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	0.00	% (h)(i)	10/25/2040	3,269
29,336	Federal National Mortgage Association REMICS, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	1.01	% (i)	12/25/2040	26,920
20,739	Federal National Mortgage Association REMICS, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (h)(i)	04/25/2040	782
13,559	Federal National Mortgage Association REMICS, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	0.08	% (h)(i)	04/25/2040	772
84,355	Federal National Mortgage Association REMICS, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	1.50	% (h)(i)	04/25/2050	8,460
5,119	Federal National Mortgage Association REMICS, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	1.60	% (h)(i)	04/25/2040	115
557,230	Federal National Mortgage Association REMICS, Series 2010-37-MY	4.50%		04/25/2040	556,355
110,711	Federal National Mortgage Association REMICS, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	0.15	% (h)(i)	01/25/2040	5,829
192,333	Federal National Mortgage Association REMICS, Series 2010-60-VZ	5.00%		10/25/2039	197,448
84,814	Federal National Mortgage Association REMICS, Series 2010-64-EZ	5.00%		06/25/2040	85,443
123,648	Federal National Mortgage Association REMICS, Series 2010-7-PE	5.00%		02/25/2040	126,646
40,908	Federal National Mortgage Association REMICS, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	1.15	% (h)(i)	08/25/2040	3,020
26,553	Federal National Mortgage Association REMICS, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	1.69	% (i)	09/25/2040	27,871
1,198,828	Federal National Mortgage Association REMICS, Series 2011-141-PZ	4.00%		01/25/2042	1,163,743
245,572	Federal National Mortgage Association REMICS, Series 2011-25-KY	3.00%		04/25/2026	239,121
352,738	Federal National Mortgage Association REMICS, Series 2011-29-AL	3.50%		04/25/2031	342,776
493,353	Federal National Mortgage Association REMICS, Series 2011-59-MA	4.50%		07/25/2041	484,896
18,003,636	Federal National Mortgage Association REMICS, Series 2013-6-ZB	3.00	% (j)	02/25/2043	16,509,467
5,753,040	Federal National Mortgage Association REMICS, Series 2017-46-ZL	3.50	% (j)	06/25/2057	4,852,040
857,987	Federal National Mortgage Association REMICS, Series 2017-86-MA	3.00%		04/25/2046	816,552
10,551,081	Federal National Mortgage Association REMICS, Series 2018-21-IO	3.00	% (h)	04/25/2048	1,613,721
16,600,360	Federal National Mortgage Association REMICS, Series 2018-21-PO	0.00	% (k)	04/25/2048	12,934,994
8,592,109	Federal National Mortgage Association REMICS, Series 2018-35-IO	3.00	% (h)	05/25/2048	1,460,386
32,961,528	Federal National Mortgage Association REMICS, Series 2018-35-PO	0.00	% (k)	05/25/2048	24,297,119
32,751,259	Federal National Mortgage Association REMICS, Series 2020-49-ZD	2.00	% (j)	07/25/2050	21,866,519
18,441,600	Federal National Mortgage Association REMICS, Series 2021-48-NS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.65%, 3.65% Cap)	0.00	% (h)(i)	08/25/2051	752,876
9,473,966	Federal National Mortgage Association REMICS, Series 2022-12-MZ	3.00	% (j)	03/25/2052	6,954,512
25,725,350	Federal National Mortgage Association REMICS, Series 2022-28-Z	2.50	% (j)	02/25/2052	19,131,184
15,126,117	Federal National Mortgage Association REMICS, Series 2022-31-GZ	2.00	% (j)	03/25/2052	10,828,102
66,901,332	Federal National Mortgage Association REMICS, Series 2022-3-ZW	2.00	% (j)	02/25/2052	40,887,639
23,051,406	Federal National Mortgage Association REMICS, Series 2022-40-AZ	2.00	% (j)	08/25/2050	15,794,100
17,450,500	Federal National Mortgage Association, Pool BL2643	3.39%		07/01/2034	16,036,712
39,950,000	Federal National Mortgage Association, Pool BL4421	2.14%		10/01/2029	35,476,642
25,972,000	Federal National Mortgage Association, Pool BL4424	2.14%		10/01/2029	23,063,813
28,707,000	Federal National Mortgage Association, Pool BL4425	2.14%		10/01/2029	25,492,564
32,930,000	Federal National Mortgage Association, Pool BL4592	2.28%		11/01/2029	29,345,129
18,090,000	Federal National Mortgage Association, Pool BL5484	2.26%		01/01/2030	16,060,439
4,878,511	Federal National Mortgage Association, Pool BL9284	2.23%		12/01/2050	3,364,973
36,599,790	Federal National Mortgage Association, Pool BS4941	2.46%		04/01/2032	31,743,297
140,542	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	143,693
103,802	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	0.60	% (h)(i)	11/25/2039	7,295
7,824,819	Federal Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00	% (a)	11/25/2057	7,101,618
14,204,499	Federal Seasoned Credit Risk Transfer Trust, Series 2019-4-M55D	4.00%		02/25/2059	13,617,429
2,250,073	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	1.44	% (h)(i)	08/20/2044	261,891
92,413	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	2.50	% (h)(i)	08/20/2033	3,540
48,505	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.29	% (h)(i)	09/20/2038	1,225
645,094	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	639,381
694,388	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	686,214
679,850	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	671,988
882,944	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	889,128
2,270,684	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.29	% (h)(i)	09/20/2040	237,530
94,068	Government National Mortgage Association, Series 2010-25-ZB	4.50%		02/16/2040	93,559
1,186,536	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	1,145,022
3,914,677	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	3,868,951
2,540,503	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.39	% (h)(i)	02/20/2043	115,822
2,063,433	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	1.37	% (h)(i)	08/16/2043	211,065
3,032,652	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	0.84	% (h)(i)	07/20/2044	262,467
2,571,512	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	1.44	% (h)(i)	08/20/2044	299,304
16,928,517	Government National Mortgage Association, Series 2020-61-IA	3.00	% (h)	05/20/2050	2,418,438
12,169,396	Government National Mortgage Association, Series 2021-117-ID	3.50	% (h)	06/20/2051	2,024,360
26,501,795	Government National Mortgage Association, Series 2021-155-UI	4.50	% (h)	09/20/2051	4,340,968
19,920,353	Government National Mortgage Association, Series 2021-214-IG	2.50	% (h)	12/20/2051	2,818,051
17,299,851	Government National Mortgage Association, Series 2022-83-GZ	3.00	% (j)	05/20/2052	14,283,830
35,547,105	Government National Mortgage Association Pass-Thru	3.00%		02/20/2052	32,224,475
11,861,499	Government National Mortgage Association Pass-Thru, Pool 784415	3.50%		04/20/2047	11,299,572
45,277,776	Government National Mortgage Association Pass-Thru, Pool 785662	2.50%		10/20/2051	38,884,578
28,897,737	Government National Mortgage Association Pass-Thru, Pool 785713	2.50%		10/20/2051	25,366,027
13,510,460	Government National Mortgage Association Pass-Thru, Pool 785764	2.50%		11/20/2051	11,857,685
11,135,776	Government National Mortgage Association Pass-Thru, Pool 786227	3.00%		04/20/2052	10,098,279

Total US Government and Agency Mortgage Backed Obligations (Cost $1,551,072,051)					1,396,599,437

US Government and Agency Obligations - 20.9%
200,900,000	United States Treasury Notes	4.50%		11/30/2024	201,724,004
3,650,000	United States Treasury Notes	4.25%		12/31/2024	3,653,778
1,450,000	United States Treasury Notes	4.13%		01/31/2025	1,449,774
6,550,000	United States Treasury Notes	4.63%		02/28/2025	6,614,221
5,450,000	United States Treasury Notes	3.88%		01/15/2026	5,452,342
188,450,000	United States Treasury Notes	4.00%		02/15/2026	189,252,384
4,150,000	United States Treasury Notes	2.75%		07/31/2027	3,997,617
5,350,000	United States Treasury Notes	4.13%		09/30/2027	5,451,984
225,600,000	United States Treasury Notes	3.88%		12/31/2027	228,019,032
7,500,000	United States Treasury Notes	3.50%		01/31/2028	7,461,914
5,100,000	United States Treasury Notes	3.50%		01/31/2030	5,080,078
123,700,000	United States Treasury Notes	4.00%		02/28/2030	126,985,781
4,000,000	United States Treasury Notes	3.63%		03/31/2030	4,015,936
220,400,000	United States Treasury Notes	2.88%		05/15/2032	209,793,250
52,100,000	United States Treasury Notes	3.50%		02/15/2033	52,185,476
56,300,000	United States Treasury Notes	2.25%		05/15/2041	44,759,600
82,400,000	United States Treasury Notes	3.25%		05/15/2042	76,071,937
7,050,000	United States Treasury Notes	3.88%		02/15/2043	7,114,441
46,800,000	United States Treasury Notes	2.88%		05/15/2052	40,055,133
52,800,000	United States Treasury Notes	4.00%		11/15/2052	56,050,500
246,500,000	United States Treasury Notes	3.63%		02/15/2053	244,786,056

Total US Government and Agency Obligations (Cost $1,518,088,678)					1,519,975,238

Affiliated Mutual Funds - 6.1%
12,929,742	DoubleLine Global Bond Fund (Class I) (l)				109,385,620
32,972,257	DoubleLine Infrastructure Income Fund (Class I)				298,398,929
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				35,750,000

Total Affiliated Mutual Funds (Cost $504,557,903)					443,534,549

Common Stocks - 0.0% (n)
4,329	Bright Bidco B.V. (b)(l)				75,757
70,094	Foresight Equity (b)(l)				782,245
14,821	Intelsat Emergence S.A. (b)(l)				414,988

Total Common Stocks (Cost $2,522,340)					1,272,990

Escrow Notes - 0.0% (n)
1,585,000	GCB Intelsat Jackson(b)(l)				-
1,695,000	Gulfport Energy Corporation (l)				3,187

Total Escrow Notes (Cost $-)					3,187

Rights - 0.0% (n)
1,552	Intelsat Jackson Holdings Ltd. - Series A (b)(l)				12,416
1,552	Intelsat Jackson Holdings Ltd. - Series B (b)(l)				13,192

Total Rights (Cost $-)					25,608

Warrants - 0.0% (n)
31,063	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (l)				23,950
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (b)(l)				-

Total Warrants (Cost $-)					23,950

Short Term Investments - 3.6%
34,192,241	First American Government Obligations Fund - Class U	4.66	% (m)		34,192,241
34,192,241	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73	% (m)		34,192,241
34,192,241	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74	% (m)		34,192,241
158,000,000	United States Treasury Bills	0.00%		05/18/2023	157,076,687
1,500,000	United States Treasury Bills	0.00%		07/11/2023	1,480,726

Total Short Term Investments (Cost $261,097,893)					261,134,136

Total Investments - 99.6% (Cost $8,092,793,187)					7,256,403,331
Other Assets in Excess of Liabilities - 0.4%					25,805,128

NET ASSETS - 100.0%					$7,282,208,459

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	20.9%
US Government and Agency Mortgage Backed Obligations	19.2%
US Corporate Bonds	15.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Affiliated Mutual Funds	6.1%
Foreign Corporate Bonds	5.8%
Non-Agency Commercial Mortgage Backed Obligations	5.4%
Collateralized Loan Obligations	3.8%
Asset Backed Obligations	3.7%
Short Term Investments	3.6%
Bank Loans	3.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Municipal Bonds	0.1%
Common Stocks	0.0	% (n)
Rights	0.0	% (n)
Warrants	0.0	% (n)
Escrow Notes	0.0	% (n)
Other Assets and Liabilities	0.4%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	20.9%
US Government and Agency Mortgage Backed Obligations	19.2%
Non-Agency Residential Collateralized Mortgage Obligations	11.4%
Affiliated Mutual Funds	6.1%
Non-Agency Commercial Mortgage Backed Obligations	5.4%
Banking	4.6%
Collateralized Loan Obligations	3.8%
Asset Backed Obligations	3.7%
Short Term Investments	3.6%
Energy	2.3%
Utilities	1.9%
Technology	1.6%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.3%
Healthcare	1.2%
Media	1.2%
Telecommunications	0.9%
Insurance	0.8%
Retailers (other than Food/Drug)	0.8%
Transportation	0.8%
Pharmaceuticals	0.6%
Food Products	0.6%
Aerospace & Defense	0.6%
Automotive	0.6%
Finance	0.6%
Mining	0.4%
Real Estate	0.4%
Business Equipment and Services	0.4%
Chemicals/Plastics	0.4%
Electronics/Electric	0.4%
Diversified Manufacturing	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Commercial Services	0.4%
Leisure	0.3%
Pulp & Paper	0.2%
Beverage and Tobacco	0.2%
Food Service	0.2%
Construction	0.2%
Industrial Equipment	0.2%
Containers and Glass Products	0.2%
Financial Intermediaries	0.1%
Building and Development (including Steel/Metals)	0.1%
Municipal Bonds	0.1%
Cosmetics/Toiletries	0.1%
Consumer Products	0.0	% (n)
Chemical Products	0.0	% (n)
Environmental Control	0.0	% (n)
Food/Drug Retailers	0.0	% (n)
Other Assets and Liabilities	0.4%

	100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Value determined using significant unobservable inputs.
(c)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.
(f)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(g)	Perpetual maturity. The date disclosed is the next call date of the security.
(h)	Interest only security
(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(k)	Principal only security
(l)	Non-income producing security
(m)	Seven-day yield as of period end
(n)	Represents less than 0.05% of net assets
(o)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

BRL	Brazilian Real
GBP	British Pound
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

FUTURES CONTRACTS

Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount (1)	Unrealized Appreciation (Depreciation)/Value
US Treasury Ultra Long Bond Future	Long	1,900	06/21/2023	$268,137,500	$10,604,626
10-Year US Treasury Ultra Note Future	Long	2,000	06/21/2023	242,281,250	7,982,040

					$18,586,666

(1)	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

AFFILIATED MUTUAL FUNDS

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended March 31, 2023 is as follows:

Fund	Value at March 31, 2022	Gross Purchases	Gross Sales	Net Realized Gain (Loss) for the Period Ended March 31, 2023	Change in Unrealized for the Period Ended March 31, 2023	Value at March 31, 2023	Shares Held at March 31, 2023	Dividend Income Earned for the Period Ended March 31, 2023
DoubleLine Infrastructure Income Fund (Class I)	$441,672,848	$—	$(116,100,000)	$(13,892,771)	$(13,281,148)	$298,398,929	32,972,257	$10,273,391
DoubleLine Global Bond Fund (Class I)	208,481,214	12,100,000	(102,100,000)	(7,319,571)	(1,776,023)	109,385,620	12,929,742	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	44,200,000	—	—	—	(8,450,000)	35,750,000	5,000,000	1,098,642

	$694,354,062	$12,100,000	$(218,200,000)	$(21,212,342)	$(23,507,171)	$443,534,549	50,901,999	$11,372,033

DoubleLine Shiller Enhanced CAPE®

Schedule of Investments

March 31, 2023

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 7.2%
6,000,000	Affirm Asset Securitization Trust, Series 2021-B-A	1.03	% (k)	08/17/2026	5,738,333
4,200,000	Affirm Asset Securitization Trust, Series 2021-B-B	1.24	% (k)	08/17/2026	3,915,068
6,000,000	Aligned Data Centers Issuer LLC, Series 2021-1A-A2	1.94	% (k)	08/15/2046	5,301,915
4,000,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-D	2.30	% (k)	11/22/2027	3,698,482
1,687,962	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-A	1.19	% (k)	01/15/2027	1,636,289
3,555,949	Business Jet Securities LLC, Series 2021-1A-A	2.16	% (k)	04/15/2036	3,270,019
9,548,438	CAL Funding Ltd., Series 2020-1A-A	2.22	% (k)	09/25/2045	8,491,568
2,984,834	Castlelake Aircraft Structured Trust, Series 2019-1A-A	3.97	% (k)	04/15/2039	2,670,337
889,646	College Avenue Student Loans LLC, Series 2017-A-B	4.50	% (k)	11/26/2046	812,502
2,259,724	Credit Suisse ABS Trust, Series 2020-AT1-A	2.61	% (k)	10/15/2026	2,198,657
2,140,805	Diamond Resorts Owner Trust, Series 2021-1A-C	2.70	% (k)	11/21/2033	1,966,403
1,494,236	DRB Prime Student Loan Trust, Series 2017-A-B	3.10	% (a)(k)	05/27/2042	1,484,854
5,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-D	1.08%		11/16/2026	4,751,103
10,000,000	Exeter Automobile Receivables Trust, Series 2021-1A-E	2.21	% (k)	02/15/2028	9,290,581
2,490,000	ExteNet LLC, Series 2019-1A-A2	3.20	% (k)	07/26/2049	2,370,944
1,356,150	Foundation Finance Trust, Series 2019-1A-A	3.86	% (k)	11/15/2034	1,331,929
10,000,000	Genesis Sales Finance Master Trust, Series 2021-AA-C	1.65	% (k)	12/21/2026	9,300,894
3,614,059	Global SC Finance SRL, Series 2020-1A-A	2.17	% (k)	10/17/2040	3,282,366
882,349	HERO Funding Trust, Series 2016-1A-A	4.05	% (k)	09/20/2041	852,679
16,906,138	Horizon Aircraft Finance Ltd., Series 2019-2-A	3.43	% (k)	11/15/2039	13,531,234
4,424,700	Jack in the Box Funding LLC, Series 2019-1A-A2II	4.48	% (k)	08/25/2049	4,167,565
11,525,250	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85	% (k)	07/30/2047	10,828,378
515,396	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61	% (k)	08/25/2042	459,540
6,632,389	Lendbuzz Securitization Trust, Series 2022-1A-A	4.22	% (k)	05/17/2027	6,407,334
7,188,588	Loanpal Solar Loan Ltd., Series 2020-3GS-A	2.47	% (k)	12/20/2047	5,679,798
4,548,950	Loanpal Solar Loan Ltd., Series 2021-1GS-A	2.29	% (k)	01/20/2048	3,601,944
7,740,000	ME Funding LLC, Series 2019-1-A2	6.45	% (k)	07/30/2049	7,592,990
730,165	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45	% (k)	06/20/2042	702,602
5,665,812	Mosaic Solar Loan Trust, Series 2020-2A-B	2.21	% (k)	08/20/2046	4,860,987
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68	% (k)	02/18/2042	4,260,082
6,584,302	Pagaya AI Debt Selection Trust, Series 2021-2-NOTE	3.00	% (k)	01/25/2029	6,287,066
7,499,116	Pagaya AI Debt Selection Trust, Series 2021-5-B	2.63	% (k)	08/15/2029	6,899,144
8,498,998	Pagaya AI Debt Selection Trust, Series 2021-5-C	3.93	% (k)	08/15/2029	7,324,900
16,647,798	Pagaya AI Debt Selection Trust, Series 2022-1-B	3.34	% (k)	10/15/2029	15,125,074
9,189,700	Purewest Funding LLC, Series 2021-1-A1	4.09	% (k)	12/22/2036	8,776,443
7,000,000	Santander Drive Auto Receivables Trust, Series 2020-4-D	1.48%		01/15/2027	6,740,488
16,269,489	Sapphire Aviation Finance Ltd., Series 2020-1A-A	3.23	% (k)	03/15/2040	13,473,561
2,056,860	Sierra Timeshare Receivables Funding LLC, Series 2021-2A-C	1.95	% (k)	09/20/2038	1,861,702
15,513,858	SoFi Alternative Consumer Loan Program, Series 2021-2-A	1.25	% (k)	08/15/2030	14,790,726
12,505,338	SoFi Alternative Trust, Series 2021-1-PT1	9.72	% (a)(k)	05/25/2030	12,315,594
26,075,370	SoFi Alternative Trust, Series 2021-3-A	1.50	% (k)	11/15/2030	24,793,453
98,640	SoFi Professional Loan Program LLC, Series 2017-A-A2B	2.40	% (k)	03/26/2040	98,050
2,624,526	Start Ltd., Series 2018-1-A	4.09	% (k)	05/15/2043	2,283,702
5,925,000	Taco Bell Funding LLC, Series 2021-1A-A2I	1.95	% (k)	08/25/2051	5,170,473
3,392,500	TAL Advantage LLC, Series 2020-1A-A	2.05	% (k)	09/20/2045	3,031,141
8,000,000	Theorem Funding Trust, Series 2021-1A-B	1.84	% (k)	12/15/2027	7,578,558
9,843,787	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15	% (k)(l)	09/15/2038	8,279,865
6,234,375	TIF Funding LLC, Series 2021-1A-A	1.65	% (k)	02/20/2046	5,267,587
3,847,376	Upgrade Master Pass-Thru Trust, Series 2021-PT3-A	14.42	% (a)(k)	07/15/2027	3,727,176
2,150,252	Upstart Pass-Through Trust, Series 2020-ST5-A	3.00	% (k)	12/20/2026	2,059,660
3,797,799	Upstart Pass-Through Trust, Series 2020-ST6-A	3.00	% (k)	01/20/2027	3,628,708
1,769,412	Upstart Pass-Through Trust, Series 2021-ST3-A	2.00	% (k)	05/20/2027	1,666,718
1,439,298	Upstart Securitization Trust, Series 2021-1-B	1.89	% (k)	03/20/2031	1,421,250
7,170,000	Upstart Securitization Trust, Series 2021-2-B	1.75	% (k)	06/20/2031	6,847,187
3,000,000	Upstart Securitization Trust, Series 2021-3-B	1.66	% (k)	07/20/2031	2,856,367
6,245,168	Willis Engine Structured Trust, Series 2020-A-A	3.23	% (k)	03/15/2045	4,584,641

Total Asset Backed Obligations (Cost $342,205,880)					311,346,611

Bank Loans - 7.4%
12,362,707	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		11/19/2026	12,264,857
7,929,200	Ali Group North America Corporation, Senior Secured First Lien (1 Month Secured Overnight Financing Rate + 2.00%)	6.92%		07/30/2029	7,828,103
362,545	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.31%		10/08/2027	360,052
315,000	Almonde, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	12.08%		06/16/2025	255,723
339,500	American Airlines, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	8.26%		01/29/2027	332,163
1,270,009	Api Group DE, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 0.00%)	4.84%		10/01/2026	1,270,803
1,725,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		03/11/2025	1,723,387
694,713	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		01/15/2027	687,769
10,134,142	Asplundh Tree Expert LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		09/07/2027	10,096,139
8,838,275	Avantor Funding, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.09%		11/08/2027	8,843,136
4,716,250	Axalta Coating Systems US Holdings, Inc. (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.90%		12/20/2029	4,729,031
6,028,965	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.51%		07/01/2026	6,015,792
5,042,154	Cable One, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		05/03/2028	4,931,856
2,903,391	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.85%		04/06/2026	2,889,977
154,400	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		08/12/2026	153,670
6,226,451	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%		12/16/2027	6,207,990
4,425,960	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%, 0.50% Floor)	6.81%		02/22/2028	4,399,957
11,984,710	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.56%		02/01/2027	11,892,967
3,796,938	Clean Harbors, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		10/09/2028	3,818,295
431,650	Connect US Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	8.14%		12/11/2026	429,628
672,750	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	9.09%		05/13/2027	662,800
456,966	Cyanco Intermediate Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		03/17/2025	445,771
1,156,142	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	7.82%		05/01/2024	945,632
406,413	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.40%)	8.03	% (b)	08/24/2026	23,283
5,935,172	Elanco Animal Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.41%		07/30/2027	5,815,964
1,750,184	Element Solutions, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	6.81%		01/30/2026	1,750,341
8,951,958	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.12%		12/22/2027	8,901,604
622,670	Exgen Renewables LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	7.46%		12/15/2027	620,466
697,366	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		01/29/2027	694,643
12,431,228	Fleetcor Technologies Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		04/28/2028	12,381,503
3,771,136	Focus Financial Partners LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.31%		06/30/2028	3,720,640
1,716,463	Froneri US, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	7.41%		01/29/2027	1,696,157
383,133	Generac Power Systems, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.52%		12/11/2026	382,454
11,307,130	Go Daddy Operating Company LLC (1 Month Secured Overnight Financing Rate + 3.25%)	8.06%		11/09/2029	11,314,819
991,950	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		08/10/2027	990,363
2,378,074	Gray Television, Inc. (1 Month Secured Overnight Financing Rate + 2.50%)	7.36%		01/02/2026	2,342,414
1,420,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.64%		06/22/2026	1,421,625
10,126,884	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	6.56%		03/15/2028	10,119,745
451,053	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	11.09%		07/07/2025	433,010
8,024,444	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.41%		07/03/2028	8,014,975
	ICU Medical, Inc., Senior Secured First Lien Term Loan
1,559,448	(3 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.23%		01/08/2029	1,543,207
212,652	(1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.22%		01/08/2029	210,437
663,931	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		05/01/2026	590,534
12,382,297	IQVIA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		06/11/2025	12,391,026
13,104,411	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		01/02/2026	13,055,269
4,634,217	KFC Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.51%		03/15/2028	4,620,709
426,949	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	7.09%		03/24/2025	421,256
264,123	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.63%		10/19/2027	263,298
2,048,872	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		08/29/2025	2,045,030
340,498	Nascar Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		10/19/2026	341,031
465,206	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%		08/28/2026	459,777
11,103,709	NortonLifeLock, Inc., Senior Secured First Lien (1 Month Secured Overnight Financing Rate + 2.00%, 0.50% Floor)	6.91%		09/12/2029	11,007,939
485,100	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.58%		10/28/2027	456,450
481,378	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		05/29/2026	481,479
114,101	Phoenix Services International LLC (1 Month Secured Overnight Financing Rate + 12.00%, 2.00% Floor)	16.81%		05/29/2023	105,777
53,989	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00% or 10.00% PIK, 2.00% Floor)	16.81%		05/29/2023	51,964
399,675	Phoenix Services International LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	2.92	% (b)	03/03/2025	42,028
12,391,935	Pilot Travel Centers LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00%)	6.91%		08/04/2028	12,366,098
445,900	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	7.88%		12/29/2027	440,326
2,125,794	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	7.00%		07/03/2028	2,123,286
112,512	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/25/2024	1,688
12,361,174	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.47%		02/04/2027	12,286,698
1,824,034	Select Medical Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%		03/06/2025	1,820,386
10,365,000	Setanta Aircraft Leasing DAC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	7.16%		11/02/2028	10,376,661
612,750	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	8.56%		10/20/2027	636,038
1,388,713	SMG US Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%		01/23/2025	1,377,950
1,877,631	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	7.83%		06/27/2025	1,479,217
3,889,615	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		04/16/2025	3,885,006
7,259,929	Standard Industries, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.12%		09/22/2028	7,233,176
11,864,904	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	7.41%		07/21/2026	11,872,972
392,931	Sunshine Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.91%		10/01/2026	389,770
6,785,474	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		11/13/2026	6,749,137
3,964,254	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.09%		12/01/2028	3,941,123
165,919	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.17%		10/22/2025	166,230
2,863,988	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		06/02/2028	2,865,777
333,788	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		07/01/2026	333,996
2,183,125	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.91%		09/14/2026	2,176,073
454,690	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%)	6.95%		07/01/2026	452,758
2,694,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%		01/31/2028	2,656,569
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
2,468,688	(1 Month LIBOR USD + 1.75%)	6.46%		12/31/2025	2,458,826
9,893,074	(1 Month LIBOR USD + 1.75%)	6.59%		12/31/2025	9,853,551
2,182,375	Walker & Dunlop, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%		12/15/2028	2,144,183
10,162,934	WMG Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.13%)	6.97%		01/20/2028	10,075,736
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%		04/28/2028	232,552

Total Bank Loans (Cost $321,736,048)					320,292,498

Collateralized Loan Obligations - 17.2%
27,000,000	37 Capital, Series 2021-1A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	5.99	% (k)	10/15/2034	26,330,503
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	5.89	% (k)	06/13/2031	12,064,616
2,203,793	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	5.85	% (k)	01/28/2031	2,175,205
23,000,000	Anchorage Capital Ltd., Series 2021-19A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00	% (k)	10/15/2034	22,480,117
2,000,000	Atlas Senior Loan Fund Ltd., Series 2018-11A-B (3 Month LIBOR USD + 1.65%)	6.47	% (k)	07/26/2031	1,916,843
10,000,000	Bain Capital Credit Ltd., Series 2019-1A-AR (3 Month LIBOR USD + 1.13%)	5.93	% (k)	04/19/2034	9,757,194
29,500,000	Battalion Ltd., Series 2017-11A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.97	% (k)	04/24/2034	28,619,407
10,000,000	Battalion Ltd., Series 2021-20A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	5.97	% (k)	07/15/2034	9,752,684
14,000,000	Benefit Street Partners Ltd., Series 2021-24A-A (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.98	% (k)	10/20/2034	13,654,056
10,500,000	Bridge Street Ltd., Series 2021-1A-A1A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	6.04	% (k)	07/20/2034	10,290,519
9,850,000	Cathedral Lake Ltd., Series 2021-7RA-A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	6.10	% (k)	01/15/2032	9,755,561
20,000,000	Cathedral Lake Ltd., Series 2021-8A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03	% (k)	01/20/2035	19,517,158
20,000,000	CBAM Ltd., Series 2017-2A-AR (3 Month LIBOR USD + 1.19%, 1.19% Floor)	5.98	% (k)	07/17/2034	19,453,470
10,350,000	CFIP Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.23%, 1.23% Floor)	6.02	% (k)	10/18/2034	10,095,966
1,800,000	CIFC Funding Ltd., Series 2014-5A-BR2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	6.59	% (k)	10/17/2031	1,753,640
25,000,000	CQS Ltd., Series 2021-1A-A (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.03	% (k)	01/20/2035	24,352,480
11,000,000	CQS Ltd., Series 2021-1A-B (3 Month LIBOR USD + 1.88%, 1.88% Floor)	6.69	% (k)	01/20/2035	10,564,423
25,000,000	Dryden Ltd., Series 2020-85A-AR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (k)	10/15/2035	24,373,485
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.91	% (k)	07/15/2031	19,707,618
13,500,000	Gulf Stream Meridian Ltd., Series 2021-IIIA-A1 (3 Month LIBOR USD + 1.32%, 1.32% Floor)	6.11	% (k)	04/15/2034	13,228,352
127,268	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	8.61	% (k)	08/01/2025	109,108
9,500,000	Hayfin Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	5.93	% (k)	04/20/2031	9,327,583
6,500,000	Hayfin Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	6.29	% (k)	04/20/2031	6,268,380
15,000,000	Jamestown Ltd., Series 2016-9A-A1RR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	6.06	% (k)	07/25/2034	14,677,560
10,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (k)	10/15/2031	9,830,164
14,000,000	Logan Ltd., Series 2022-1A-B (Secured Overnight Financing Rate 3 Month + 2.05%, 2.05% Floor)	6.70	% (k)	04/21/2035	13,647,736
3,000,000	Madison Park Funding Ltd., Series 2017-26A-BR (3 Month LIBOR USD + 1.60%)	6.40	% (k)	07/29/2030	2,949,752
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	6.54	% (k)	04/15/2029	8,492,450
25,000,000	Marble Point Ltd., Series 2018-2A-A1R (3 Month LIBOR USD + 1.28%, 1.28% Floor)	6.09	% (k)	01/20/2032	24,617,312
29,500,000	Marble Point Ltd., Series 2020-1A-A (3 Month LIBOR USD + 1.30%, 1.30% Floor)	6.11	% (k)	04/20/2033	28,858,493
25,000,000	Marble Point Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.02	% (k)	07/25/2034	24,354,890
23,000,000	Marble Point Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.24%, 1.24% Floor)	6.03	% (k)	10/17/2034	22,296,888
24,085,104	MKS Ltd., Series 2017-1A-AR (3 Month LIBOR USD + 1.00%, 1.00% Floor)	5.81	% (k)	07/20/2030	23,736,525
6,500,000	MKS Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	6.00	% (k)	01/20/2031	6,439,295
10,000,000	MP Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	6.00	% (k)	04/28/2034	9,696,101
22,600,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	5.94	% (k)	07/15/2031	22,143,998
8,838,031	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	6.13	% (k)	11/15/2030	8,764,107
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (k)	07/15/2031	14,786,820
17,500,000	Palmer Square Ltd., Series 2021-2A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	5.94	% (k)	07/15/2034	17,058,503
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	6.12	% (k)	08/23/2031	14,794,918
14,000,000	Sandstone Peak Ltd., Series 2021-1A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01	% (k)	10/15/2034	13,679,131
25,000,000	Sound Point Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.96	% (k)	07/15/2034	24,218,392
11,000,000	Steele Creek Ltd., Series 2019-1A-BR (3 Month LIBOR USD + 1.80%, 1.80% Floor)	6.59	% (k)	04/15/2032	10,529,931
18,000,000	Steele Creek Ltd., Series 2019-2A-AR (3 Month LIBOR USD + 1.17%, 1.17% Floor)	5.96	% (k)	07/15/2032	17,658,826
9,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	6.64	% (k)	07/15/2032	8,654,183
20,000,000	Trimaran CAVU LLC, Series 2021-3A-A (3 Month LIBOR USD + 1.21%, 1.21% Floor)	6.00	% (k)	01/18/2035	19,453,298
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	6.02	% (k)	10/15/2031	9,849,294
17,500,000	Wellfleet Ltd., Series 2020-1A-A1A (3 Month LIBOR USD + 1.31%, 1.31% Floor)	6.10	% (k)	04/15/2033	17,190,483
15,990,000	Wellfleet Ltd., Series 2020-2A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01	% (k)	07/15/2034	15,592,167
25,000,000	Whitebox Ltd., Series 2021-3A-A1 (3 Month LIBOR USD + 1.22%, 1.22% Floor)	6.01	% (k)	10/15/2034	24,470,903
6,000,000	Whitehorse Ltd., Series 2018-12A-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	6.04	% (k)	10/15/2031	5,923,804

Total Collateralized Loan Obligations (Cost $756,776,030)					739,914,292

Foreign Corporate Bonds - 6.3%
1,605,825	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	1,225,152
2,600,000	Adani Ports & Special Economic Zone Ltd.	3.38%		07/24/2024	2,408,900
1,500,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	1,194,000
4,305,000	AerCap Global Aviation Trust	1.75%		10/29/2024	4,013,850
3,850,000	AES Andes S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	3,591,170
4,425,831	AI Candelaria Spain S.A.	7.50%		12/15/2028	4,042,621
1,145,000	Avolon Holdings Funding Ltd.	5.13	% (k)	10/01/2023	1,134,791
3,100,000	Banco Bilbao Vizcaya Argentaria Colombia S.A.	4.88%		04/21/2025	2,962,826
1,850,000	Banco Continental SAECA	2.75	% (k)	12/10/2025	1,643,965
1,000,000	Banco Continental SAECA	2.75%		12/10/2025	888,630
5,700,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25	% (k)	09/30/2031	4,923,012
200,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	172,737
3,550,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	3,198,601
3,350,000	Banco Internacional del Peru S.A.A. Interbank (5 Year CMT Rate + 3.71%)	4.00%		07/08/2030	3,075,769
800,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	736,794
200,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38	% (k)	09/14/2025	184,198
2,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.64%)	5.88	% (d)	01/24/2027	1,875,500
3,600,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	6.91%		10/18/2027	3,296,700
3,580,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	3,010,762
4,800,000	Bank Hapoalim B.M.	3.26	% (a)(k)	01/21/2032	4,010,400
4,050,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28	% (k)	01/29/2031	3,535,205
4,070,000	Bank of Montreal	1.50%		01/10/2025	3,829,487
2,015,000	Bank of Nova Scotia	4.75%		02/02/2026	2,007,327
4,150,000	Barclays PLC (1 Year CMT Rate + 0.80%)	1.01%		12/10/2024	4,000,234
2,080,000	BAT Capital Corporation	2.79%		09/06/2024	2,006,311
2,420,000	BAT International Finance PLC	1.67%		03/25/2026	2,203,711
200,000	BBVA Banco Continental S.A. (5 Year CMT Rate + 2.75%)	5.25%		09/22/2029	192,982
3,730,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,505,166
136,993	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	92,092
3,980,000	BNP Paribas S.A. (3 Month LIBOR USD + 2.24%)	4.71	% (k)	01/10/2025	3,936,013
4,155,000	BPCE S.A.	2.38	% (k)	01/14/2025	3,905,229
4,800,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	4,784,400
1,000,000	Camposol S.A.	6.00%		02/03/2027	550,920
2,560,000	Canadian Imperial Bank of Commerce	0.45%		06/22/2023	2,531,927
2,450,000	Canadian Imperial Bank of Commerce	3.95%		08/04/2025	2,382,433
4,280,000	Canadian Pacific Railway Company	1.35%		12/02/2024	4,034,291
700,000	Cencosud S.A.	5.15%		02/12/2025	699,286
5,600,000	Chile Electricity PEC S.p.A.	0.00	% (k)	01/25/2028	4,208,690
4,000,000	Commonwealth Bank of Australia (Secured Overnight Financing Rate + 0.40%)	4.94	% (k)	07/07/2025	3,950,700
2,850,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	2,755,494
800,000	Cosan Overseas Ltd.	7.00%		01/20/2027	801,996
1,100,000	CSN Steel S.L.	7.63%		04/17/2026	1,101,226
2,445,000	Daimler Trucks Finance North America LLC	1.63	% (k)	12/13/2024	2,315,129
6,800,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	6,137,177
517,764	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK)	8.00	% (k)	04/01/2025	207,566
201,586	Digicel Group Holdings Ltd. (7.00% PIK)	7.00	% (d)(k)	04/17/2023	23,453
3,000,000	Ecopetrol S.A.	4.13%		01/16/2025	2,920,805
1,248,085	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	1,126,709
2,256,240	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	2,081,505
100,000	Enbridge, Inc.	4.00%		10/01/2023	99,261
2,149,000	Enbridge, Inc.	0.55%		10/04/2023	2,092,970
1,960,000	Enbridge, Inc.	2.50%		02/14/2025	1,877,992
1,300,000	Equate Petrochemical B.V.	4.25%		11/03/2026	1,264,186
4,588,235	Fenix Power Peru S.A.	4.32%		09/20/2027	4,235,500
2,550,000	Freeport Indonesia PT	4.76%		04/14/2027	2,493,678
1,550,000	Freeport Indonesia PT	4.76	% (k)	04/14/2027	1,515,765
700,000	Freeport-McMoRan, Inc.	4.13%		03/01/2028	659,778
3,646,850	Galaxy Pipeline Assets Bidco Ltd.	1.75%		09/30/2027	3,400,445
3,911,000	Glencore Funding LLC	4.00	% (k)	04/16/2025	3,819,131
4,093,974	GNL Quintero S.A.	4.63%		07/31/2029	3,924,443
275,000	Gold Fields Orogen Holdings BVI Ltd.	5.13%		05/15/2024	274,102
2,000,000	Grupo de Inversiones Suramericana S.A.	5.50%		04/29/2026	1,897,490
728,456	Guara Notre SARL	5.20%		06/15/2034	627,889
3,995,000	HSBC Holdings PLC (Secured Overnight Financing Rate + 0.58%)	1.16%		11/22/2024	3,877,893
1,660,600	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	1,566,882
1,000,000	Indonesia Asahan Aluminium Persero PT	4.75%		05/15/2025	985,959
2,836,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,618,033
547,791	Interoceanica Finance Ltd.	0.00%		11/30/2025	510,815
35,034	Invepar Holdings	0.00	% (b)(c)	12/30/2028	–
5,450,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	4,848,013
1,850,000	JDE Peet’s NV	0.80	% (k)	09/24/2024	1,724,931
1,000,000	Korea Development Bank	0.80%		04/27/2026	891,801
3,800,000	Korea Development Bank	1.00%		09/09/2026	3,371,316
2,300,000	Korea Hydro & Nuclear Power Company Ltd.	1.25	% (k)	04/27/2026	2,063,986
3,000,000	Korea Southern Power Company Ltd.	0.75	% (k)	01/27/2026	2,680,555
3,500,000	KT Corporation	1.00%		09/01/2025	3,191,252
4,280,000	Lloyds Banking Group PLC (1 Year CMT Rate + 0.55%)	0.70%		05/11/2024	4,253,244
400,000	MEGlobal Canada ULC	5.00%		05/18/2025	396,436
4,400,000	MEGlobal Canada ULC	5.00	% (k)	05/18/2025	4,360,796
600,000	Mercury Chile Holdco LLC	6.50%		01/24/2027	567,000
1,500,000	Mercury Chile Holdco LLC	6.50	% (k)	01/24/2027	1,417,500
810,000	Millicom International Cellular S.A.	6.63%		10/15/2026	774,931
2,205,000	Millicom International Cellular S.A.	5.13%		01/15/2028	1,971,689
6,300,000	Minejesa Capital B.V.	4.63%		08/10/2030	5,566,603
4,846,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	5.68%		07/26/2023	4,844,459
3,880,000	Mizuho Financial Group, Inc. (Secured Overnight Financing Rate + 0.96%)	5.70%		05/22/2026	3,813,526
750,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	637,302
800,000	Multibank, Inc.	7.75	% (k)	02/03/2028	801,520
1,199,100	MV24 Capital B.V.	6.75%		06/01/2034	1,105,810
3,940,000	NatWest Group PLC (3 Month LIBOR USD + 1.55%)	6.68%		06/25/2024	3,937,112
750,000	ONGC Videsh Ltd.	4.63%		07/15/2024	743,261
700,000	ONGC Videsh Vankorneft Pte Ltd.	3.75%		07/27/2026	665,945
2,500,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	2,213,450
400,000	Orbia Advance Corporation S.A.B. de C.V.	1.88%		05/11/2026	356,651
6,600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	6,057,843
1,900,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83	% (k)	09/10/2030	1,743,925
700,000	Periama Holdings LLC	5.95%		04/19/2026	663,446
1,000,000	Pertamina Persero PT	1.40%		02/09/2026	915,506
200,000	Petrobras Global Finance B.V.	7.38%		01/17/2027	206,249
2,025,000	Royal Bank of Canada	5.14	% (f)	01/20/2026	1,987,537
5,716,000	Sable International Finance Ltd.	5.75%		09/07/2027	5,330,574
1,650,000	Sasol Financing USA LLC	4.38%		09/18/2026	1,493,365
2,900,000	Sociedad Quimica y Minera de Chile S.A.	4.38%		01/28/2025	2,851,928
4,055,000	Sumitomo Mitsui Trust Bank Ltd.	0.80	% (k)	09/12/2023	3,971,564
6,500,000	TNB Global Ventures Capital BHD	3.24%		10/19/2026	6,120,725
3,040,000	Toronto-Dominion Bank	0.70%		09/10/2024	2,859,699
2,820,000	TransCanada PipeLines Ltd.	6.20%		03/09/2026	2,840,436
1,500,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	1,438,343
4,045,000	UBS Group AG (1 Year CMT Rate + 0.83%)	1.01	% (k)	07/30/2024	3,965,168
7,900,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	7,088,868
1,300,000	UPL Corporation Ltd.	4.50%		03/08/2028	1,151,558
1,500,000	Vedanta Resources Ltd.	7.13%		05/31/2023	1,395,237
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	118,742
2,825,000	Volkswagen Group of America Finance LLC	0.88	% (k)	11/22/2023	2,747,873
4,445,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	2,749,269
500,000	VTR Finance NV	6.38%		07/15/2028	202,500

Total Foreign Corporate Bonds (Cost $292,850,061)					272,259,498

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.4%
2,700,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	2,281,060
3,360,000	BOC Aviation Corporation	1.63	% (k)	04/29/2024	3,224,379
9,600,000	Colombia Government International Bond	4.50%		01/28/2026	9,226,199
1,100,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.13%		05/15/2027	1,054,350
1,500,000	Republic of South Africa Government Bond	4.88%		04/14/2026	1,458,949

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $18,476,293)					17,244,937

Non-Agency Commercial Mortgage Backed Obligations - 12.0%
2,000,000	Alen Mortgage Trust, Series 2021-ACEN-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	6.33	% (k)	04/15/2034	1,708,715
40,902,000	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XD	0.55	% (a)(g)(k)	05/15/2053	1,254,280
112,931,419	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF2-XA	1.12	% (a)(g)(k)	06/15/2054	7,388,154
2,000,000	Arbor Realty Ltd., Series 2020-FL1-B (Secured Overnight Financing Rate 1 Month + 1.91%, 1.80% Floor)	6.74	% (k)	02/15/2035	1,978,782
2,830,000	Arbor Realty Ltd., Series 2020-FL1-D (Secured Overnight Financing Rate 1 Month + 2.56%, 2.45% Floor)	7.39	% (k)	02/15/2035	2,742,477
12,000,000	AREIT Trust, Series 2019-CRE3-C (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	6.67	% (k)	09/14/2036	10,930,164
1,251,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	7.42	% (k)	09/14/2036	1,112,961
3,100,000	BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX-C (1 Month LIBOR USD + 2.00%, 2.00% Floor)	6.68	% (k)	09/15/2038	2,808,612
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	8.07	% (k)	03/15/2037	8,083,651
11,001,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (Secured Overnight Financing Rate 1 Month + 2.96%, 2.96% Floor)	7.79	% (k)	11/15/2034	4,818,460
29,456,500	BBCMS Mortgage Trust, Series 2021-C10-XB	1.02	% (a)(g)	07/15/2054	1,864,016
21,205,000	BBCMS Mortgage Trust, Series 2021-C10-XD	1.70	% (a)(g)(k)	07/15/2054	2,125,244
6,840,228	BB-UBS Trust, Series 2012-TFT-TE	3.56	% (a)(c)(k)	06/05/2030	5,183,767
8,000,000	BDS Ltd., Series 2021-FL10-A (1 Month LIBOR USD + 1.35%, 1.35% Floor)	6.11	% (k)	12/16/2036	7,897,352
157,695,000	Benchmark Mortgage Trust, Series 2020-IG1-XA	0.51	% (a)(g)	09/15/2043	4,028,950
165,041,500	BHMS Mortgage Trust, Series 2018-ATLS-XCP	0.00	% (a)(g)(k)	07/15/2035	1,650
3,000,000	BPR Trust, Series 2021-TY-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	6.38	% (k)	09/15/2038	2,819,909
8,040,000	BRSP Ltd., Series 2021-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	5.91	% (k)	08/19/2038	7,790,245
13,968,000	BRSP Ltd., Series 2021-FL1-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	6.36	% (k)	08/19/2038	13,348,757
7,507,000	BSPRT Issuer Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.50%, 1.50% Floor)	6.06	% (k)	02/15/2037	7,345,567
13,155,000	BSREP Commercial Mortgage Trust, Series 2021-DC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	6.59	% (k)	08/15/2038	11,246,303
101,539	BX Trust, Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%, 1.98% Floor)	6.66	% (k)	09/15/2037	99,579
2,915,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	8.28	% (k)	06/15/2036	2,661,834
6,029,069	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	7.53	% (k)	10/15/2035	5,006,096
45,063,630	CD Commercial Mortgage Trust, Series 2017-CD3-XA	0.96	% (a)(g)	02/10/2050	1,284,453
53,442,277	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.23	% (a)(g)	05/10/2050	2,050,281
2,950,000	CD Commercial Mortgage Trust, Series 2017-CD6-C	4.23	% (a)	11/13/2050	2,458,128
19,504,216	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.61	% (a)(g)	05/10/2058	712,210
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	0.90	% (a)(g)	06/15/2050	510,299
3,000,000	CHCP Ltd., Series 2021-FL1-AS (Secured Overnight Financing Rate 1 Month + 1.41%, 1.30% Floor)	6.07	% (k)	02/15/2038	2,879,859
6,620,053	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.94	% (a)(g)	10/10/2047	67,707
4,416,243	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.31	% (a)(g)	02/10/2048	77,219
10,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.04	% (a)	06/10/2048	9,024,232
17,601,114	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.21	% (a)(g)	02/10/2049	457,976
11,609,095	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.66	% (a)(g)	04/15/2049	385,929
2,519,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-B	3.38%		07/10/2049	2,231,453
11,909,012	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.89	% (a)(g)	07/10/2049	543,949
11,233,543	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.11	% (a)(g)	04/14/2050	387,993
19,958,000	CLNC Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 3.01%, 2.90% Floor)	7.71	% (k)	08/20/2035	19,039,593
4,903,098	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.59	% (a)(g)	08/10/2046	1,203
21,334,601	Commercial Mortgage Pass-Through Trust, Series 2013-CR12-XA	1.13	% (a)(g)	10/10/2046	53,618
2,214,084	Commercial Mortgage Pass-Through Trust, Series 2014-CR17-XA	0.95	% (a)(g)	05/10/2047	14,701
14,785,853	Commercial Mortgage Pass-Through Trust, Series 2015-CR22-XA	0.82	% (a)(g)	03/10/2048	183,643
30,997,499	Commercial Mortgage Pass-Through Trust, Series 2015-CR25-XA	0.80	% (a)(g)	08/10/2048	480,830
34,568,101	Commercial Mortgage Pass-Through Trust, Series 2015-CR27-XA	0.91	% (a)(g)	10/10/2048	630,761
5,373,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.30	% (a)	02/10/2048	4,524,237
8,080,755	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	0.98	% (a)(g)	02/10/2048	104,307
9,657,000	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-B	4.33	% (a)	07/10/2048	9,125,750
42,287,351	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-XA	0.65	% (a)(g)	07/10/2048	482,021
12,922,646	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-XA	0.93	% (a)(g)	02/10/2049	266,427
11,396,000	Commercial Mortgage Pass-Through Trust, Series 2018-HCLV-D (1 Month LIBOR USD + 2.28%, 2.18% Floor)	6.96	% (k)	09/15/2033	9,563,326
25,431,217	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.81	% (a)(g)	04/15/2050	262,310
2,907,046	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.86	% (a)(g)	01/15/2049	126,036
122,764,292	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.00	% (a)(g)	03/15/2054	6,954,462
9,873,828	CSMC Trust, Series 2014-USA-X1	0.54	% (a)(g)(k)	09/15/2037	100,043
6,295,000	CSMC Trust, Series 2020-NET-D	3.70	% (a)(k)	08/15/2037	5,642,203
3,350,000	CSMC Trust, Series 2021-ADV-C (1 Month LIBOR USD + 2.30%, 2.30% Floor)	6.99	% (k)	07/15/2038	2,959,205
16,359,816	DBJPM Mortgage Trust, Series 2016-C1-XA	1.37	% (a)(g)	05/10/2049	505,996
2,433,468	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	10.17	% (k)	05/25/2026	2,381,058
124,762,277	FREMF Mortgage Trust, Series 2017-K67-X2B	0.10	% (g)(k)	09/25/2049	454,933
1,401,628	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	9.02	% (k)	12/25/2026	1,383,652
2,481,119	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	7.92	% (k)	03/25/2027	2,467,960
845,940	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	6.82	% (k)	02/25/2025	834,715
1,225,145	FREMF Mortgage Trust, Series 2019-KF69-B (1 Month LIBOR USD + 2.30%, 2.30% Floor)	6.97	% (k)	08/25/2029	1,157,910
3,250,000	FS Rialto, Series 2021-FL2-A (1 Month LIBOR USD + 1.22%, 1.22% Floor)	5.95	% (k)	05/16/2038	3,175,939
10,700,000	Greystone Commercial Real Estate Notes, Series 2021-FL3-C (Secured Overnight Financing Rate 1 Month + 2.11%, 2.00% Floor)	6.94	% (k)	07/15/2039	10,027,505
2,314,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSD	4.58	% (a)(k)	03/10/2033	1,888,408
2,893,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSE	4.58	% (a)(k)	03/10/2033	2,293,438
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.35%, 2.10% Floor)	7.03	% (k)	07/15/2031	3,670,000
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 3.05%, 2.80% Floor)	7.73	% (k)	07/15/2031	3,475,000
5,000,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 4.17%, 3.93% Floor)	8.86	% (k)	07/15/2031	3,000,000
10,950,000	GS Mortgage Securities Corporation Trust, Series 2021-ARDN-E (1 Month LIBOR USD + 3.35%, 3.35% Floor)	8.03	% (k)	11/15/2036	10,379,599
3,407,776	GS Mortgage Securities Trust, Series 2014-GC24-XA	0.70	% (a)(g)	09/10/2047	24,701
29,759,886	GS Mortgage Securities Trust, Series 2015-GC32-XA	0.71	% (a)(g)	07/10/2048	391,509
8,527,764	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (a)(g)	11/10/2048	141,924
14,184,912	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.73	% (a)(g)	05/10/2049	579,753
24,785,428	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.20	% (a)(g)	10/10/2049	794,574
14,505,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(k)	09/06/2034	12,233,558
6,339,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-B	4.40	% (a)	07/15/2047	5,794,880
14,644,043	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1-XA	0.89	% (a)(g)	01/15/2049	291,099
31,333,166	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.58	% (a)(g)	12/15/2049	508,327
336,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-CFX	4.95	% (k)	07/05/2033	281,736
4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% (k)	05/05/2032	3,957,724
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% (a)(k)	05/05/2032	4,029,587
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% (a)(k)	05/05/2032	4,700,571
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% (a)(k)	05/05/2032	4,893,964
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% (a)(k)	05/05/2032	5,236,060
11,575,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (k)	01/16/2037	9,433,340
6,273,797	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-NLP-A (Secured Overnight Financing Rate 1 Month + 0.60%, 0.60% Floor)	5.42	% (k)	04/15/2037	5,927,391
4,077,963	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.66	% (a)(g)	02/15/2047	11,809
1,500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-B	4.48	% (a)	09/15/2047	1,418,024
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.48	% (a)	09/15/2047	467,514
4,240,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	3.98	% (a)(k)	09/15/2047	3,585,324
16,201,187	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	0.81	% (a)(g)	11/15/2047	160,204
5,287,890	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.80	% (a)(k)	02/15/2048	3,639,225
2,828,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-B	4.12	% (a)	05/15/2048	2,599,833
13,197,399	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.56	% (a)(g)	05/15/2048	125,114
22,044,675	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.43	% (a)(g)	07/15/2048	183,323
9,383,970	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.81	% (a)(g)	08/15/2048	149,045
14,404,075	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.11	% (a)(g)	11/15/2048	228,947
7,942,000	KREF Ltd., Series 2021-FL2-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	6.36	% (k)	02/15/2039	7,413,102
3,506,000	KREF Ltd., Series 2022-FL3-A (Secured Overnight Financing Rate 1 Month + 1.45%, 1.45% Floor)	6.21	% (k)	02/17/2039	3,457,309
10,000,000	LCCM Trust, Series 2017-LC26-C	4.71	% (k)	07/12/2050	8,471,603
6,367,000	LCCM Trust, Series 2021-FL3-AS (1 Month LIBOR USD + 1.80%, 1.80% Floor)	6.48	% (k)	11/15/2038	6,181,415
2,400,000	LCCM Trust, Series 2021-FL3-B (1 Month LIBOR USD + 2.20%, 2.20% Floor)	6.88	% (k)	11/15/2038	2,258,134
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-C (1 Month LIBOR USD + 2.55%, 2.55% Floor)	7.23	% (k)	05/15/2028	1,006,192
2,000,000	LoanCore Issuer Ltd., Series 2019-CRE2-B (1 Month LIBOR USD + 1.70%, 1.70% Floor)	6.38	% (k)	05/15/2036	1,990,356
7,970,000	LoanCore Issuer Ltd., Series 2021-CRE5-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98	% (k)	07/15/2036	7,810,186
5,500,000	LoanCore Issuer Ltd., Series 2021-CRE6-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	5.98	% (k)	11/15/2038	5,378,829
5,735,000	LoanCore Issuer Ltd., Series 2022-CRE7-A (Secured Overnight Financing Rate 30 Day Average + 1.55%, 1.55% Floor)	6.11	% (k)	01/17/2037	5,621,562
6,170,357	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.69	% (a)(g)(k)	03/10/2049	115,074
64,084,973	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.79	% (a)(g)(k)	03/10/2050	1,218,569
1,458,833	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	7.41	% (k)	08/25/2024	1,445,915
5,150,000	MF1 Ltd., Series 2021-FL6-C (1 Month LIBOR USD + 1.85%, 1.85% Floor)	6.56	% (k)	07/16/2036	4,856,270
3,890,000	MF1 Ltd., Series 2022-FL8-A (Secured Overnight Financing Rate 30 Day Average + 1.35%, 1.35% Floor)	5.91	% (k)	02/19/2037	3,799,004
12,550,000	MF1 Ltd., Series 2022-FL8-AS (Secured Overnight Financing Rate 30 Day Average + 1.75%, 1.75% Floor)	6.31	% (k)	02/19/2037	12,139,431
11,933,000	MFT Trust, Series 2020-ABC-D	3.48	% (a)(k)	02/10/2042	7,497,931
3,575,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(k)	02/12/2040	1,920,481
10,347,653	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.16	% (a)(k)	10/15/2030	6,838,128
2,219,370	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.66	% (a)(g)	10/15/2046	1,779
2,775,186	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	0.90	% (a)(g)	02/15/2047	8,991
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.48	% (a)	10/15/2047	465,733
16,235,105	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.15	% (a)(g)	01/15/2049	401,830
711,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	7.53	% (k)	12/15/2036	482,607
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	6.83	% (k)	05/15/2036	10,782,886
1,331,000	Morgan Stanley Capital Trust, Series 2019-PLND-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	7.48	% (k)	05/15/2036	879,152
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	6.88	% (k)	06/15/2035	8,639,325
8,191,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% (a)(k)	01/15/2037	7,405,816
4,742,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% (a)(k)	01/15/2037	4,116,090
1,500,000	SFO Commercial Mortgage Trust, Series 2021-555-C (1 Month LIBOR USD + 1.80%, 1.80% Floor)	6.48	% (k)	05/15/2038	1,251,857
168,062,650	SLG Office Trust, Series 2021-OVA-X	0.26	% (a)(g)(k)	07/15/2041	2,671,524
16,126,291	SMR Mortgage Trust, Series 2022-IND-A (Secured Overnight Financing Rate 1 Month + 1.65%, 1.65% Floor)	6.48	% (k)	02/15/2039	15,457,663
459,000	STWD Ltd., Series 2019-FL1-C (Secured Overnight Financing Rate 1 Month + 2.06%, 1.95% Floor)	6.72	% (k)	07/15/2038	435,563
8,744,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 2.46%, 2.35% Floor)	7.12	% (k)	07/15/2038	8,162,524
6,400,000	STWD Ltd., Series 2021-FL2-A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	5.91	% (k)	04/18/2038	6,200,160
11,630,000	TRTX Issuer Ltd., Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.65%, 1.65% Floor)	6.21	% (k)	02/15/2039	11,365,336
1,500,000	UBS Commercial Mortgage Trust, Series 2017-C4-C	4.54	% (a)	10/15/2050	1,297,384
76,832,680	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.73	% (a)(g)	10/15/2051	2,180,281
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.69	% (a)	02/15/2051	5,096,374
1,067,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	4.95	% (a)	03/15/2051	929,395
1,488,824	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	7.36	% (k)	09/15/2036	1,361,332
1,990,000	VMC Finance LLC, Series 2022-FL5-A (Secured Overnight Financing Rate 30 Day Average + 1.90%, 1.90% Floor)	6.46	% (k)	02/18/2039	1,967,189
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	509,746
9,585,800	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	0.84	% (a)(g)	02/15/2048	115,507
49,465,119	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.88	% (a)(g)	09/15/2058	837,395
23,210,630	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.60	% (a)(g)	07/15/2058	257,427
10,372,944	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.57	% (a)(g)	03/15/2059	371,762
21,035,873	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.58	% (a)(g)	11/15/2049	834,956
68,009,408	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	0.97	% (a)(g)	07/15/2050	2,114,195
22,405,780	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.60	% (a)(g)	08/15/2052	1,609,353
62,875,779	Wells Fargo Commercial Mortgage Trust, Series 2021-C59-XA	1.53	% (a)(g)	04/15/2054	5,346,038
272,707	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	7.18	% (k)	02/15/2040	244,157
5,250,000	Wells Fargo Commercial Mortgage Trust, Series 2022-ONL-A	3.86	% (k)	12/15/2039	4,778,627
2,101,343	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	0.96	% (a)(g)	03/15/2047	10,745
6,268,989	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.00	% (a)(g)	08/15/2047	69,474

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $634,264,628)					514,796,726

Non-Agency Residential Collateralized Mortgage Obligations - 12.6%
5,077,429	ACE Securities Corporation Home Equity Loan Trust, Series 2006-CW1-A2D (1 Month LIBOR USD + 0.52%, 0.52% Floor)	5.37%		07/25/2036	4,024,211
7,275,256	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	4.97%		11/25/2036	3,051,653
4,996,484	Adjustable Rate Mortgage Trust, Series 2006-1-6A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	5.11%		03/25/2036	3,084,416
4,846,690	AJAX Mortgage Loan Trust, Series 2021-C-A	2.12	% (k)(l)	01/25/2061	4,553,741
2,338,224	American Home Mortgage Investment Trust, Series 2004-2-M1 (1 Month LIBOR USD + 0.90%, 0.90% Floor, 11.00% Cap)	5.75%		02/25/2044	2,041,677
6,000,000	Angel Oak Mortgage Trust LLC, Series 2019-1-M1	4.50	% (a)(k)	11/25/2048	5,901,158
2,503,339	Angel Oak Mortgage Trust LLC, Series 2020-2-A1A	2.53	% (a)(k)	01/26/2065	2,312,430
465,267	Angel Oak Mortgage Trust LLC, Series 2020-6-A3	1.78	% (a)(k)	05/25/2065	413,882
7,940,622	Angel Oak Mortgage Trust LLC, Series 2021-7-A1	1.98	% (a)(k)	10/25/2066	6,525,642
1,103,970	Arroyo Mortgage Trust, Series 2019-1-A1	3.81	% (a)(k)	01/25/2049	1,041,542
609,611	Arroyo Mortgage Trust, Series 2019-2-A2	3.50	% (a)(k)	04/25/2049	570,144
4,525,257	Arroyo Mortgage Trust, Series 2019-3-A3	3.42	% (a)(k)	10/25/2048	4,180,578
1,065,067	Banc of America Funding Trust, Series 2006-7-T2A1	5.88	% (a)	10/25/2036	911,894
10,577,388	Banc of America Funding Trust, Series 2015-R2-4A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	3.81	% (k)	09/29/2036	8,328,050
2,170,225	Banc of America Funding Trust, Series 2015-R2-9A2	4.73	% (f)(k)	03/27/2036	1,823,289
1,108,151	Banc of America Mortgage Trust, Series 2005-I-2A5	3.84	% (a)	10/25/2035	996,471
2,403,581	Banc of America Mortgage Trust, Series 2007-3-1A1	6.00%		09/25/2037	2,100,094
6,761,208	BCAP LLC Trust, Series 2009-RR4-7A2	6.00	% (a)(k)	03/26/2037	2,910,559
1,343,007	BCAP LLC Trust, Series 2012-RR1-3A4	5.50	% (a)(k)	10/26/2035	908,125
18,028	Bellemeade Ltd., Series 2018-3A-M1B (1 Month LIBOR USD + 1.85%, 1.85% Floor)	6.70	% (k)	10/25/2028	18,025
17,678,569	BRAVO Residential Funding Trust, Series 2021-B-A1	2.12	% (k)(l)	04/01/2069	16,781,836
2,862,044	BRAVO Residential Funding Trust, Series 2021-NQM2-A3	1.44	% (a)(k)	03/25/2060	2,692,381
8,890,959	BRAVO Residential Funding Trust, Series 2022-RPL1-A1	2.75	% (a)(k)	09/25/2061	7,870,336
744,281	CHL Mortgage Pass-Through Trust, Series 2005-10-A2	5.50%		05/25/2035	615,612
9,932,791	CHL Mortgage Pass-Through Trust, Series 2006-20-1A18 (1 Month LIBOR USD + 0.65%, 0.65% Floor, 6.00% Cap)	5.50%		02/25/2037	3,926,831
1,651,629	CHL Mortgage Pass-Through Trust, Series 2006-21-A10	5.75%		02/25/2037	817,774
560,047	CHL Mortgage Pass-Through Trust, Series 2007-14-A15	6.50%		09/25/2037	331,203
1,768,584	Citigroup Mortgage Loan Trust, Series 2020-EXP1-A1A	1.80	% (a)(k)	05/25/2060	1,612,392
647,995	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	584,686
176,304	COLT Mortgage Loan Trust, Series 2020-3-A3	2.38	% (a)(k)	04/27/2065	165,185
3,133,349	COLT Mortgage Loan Trust, Series 2021-1R-A1	0.86	% (a)(k)	05/25/2065	2,644,283
5,769,903	COLT Mortgage Loan Trust, Series 2021-5-A1	1.73	% (a)(k)	11/26/2066	4,879,617
6,287,026	COLT Mortgage Loan Trust, Series 2022-2-A1	2.99	% (k)(l)	02/25/2067	5,654,568
313,865	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	266,444
1,067,837	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	923,718
4,248,772	Countrywide Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	2,917,625
1,569,572	Countrywide Alternative Loan Trust, Series 2005-61-1A2 (1 Month LIBOR USD + 0.74%, 0.74% Floor)	5.59%		12/25/2035	1,296,131
7,644,981	Countrywide Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor)	5.45%		12/25/2035	5,571,755
7,820,336	Countrywide Alternative Loan Trust, Series 2006-16CB-A5	6.00%		06/25/2036	4,483,013
1,508,286	Countrywide Alternative Loan Trust, Series 2006-32CB-A21	5.50%		11/25/2036	906,751
2,253,871	Countrywide Alternative Loan Trust, Series 2006-34-A6	6.25%		11/25/2046	1,153,979
5,697,550	Countrywide Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	2,527,409
1,413,632	Countrywide Alternative Loan Trust, Series 2006-J4-2A9	6.00%		07/25/2036	892,375
1,548,465	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	860,624
2,921,277	Countrywide Alternative Loan Trust, Series 2006-OA12-A1B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	4.95%		09/20/2046	2,816,999
4,007,739	Countrywide Alternative Loan Trust, Series 2006-OA21-A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	4.95%		03/20/2047	3,264,932
11,322,796	Countrywide Alternative Loan Trust, Series 2007-12T1-A11	6.00%		06/25/2037	5,644,150
10,158,411	Countrywide Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	5,063,731
296,554	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	191,276
4,337,669	Countrywide Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	2,454,050
10,910,594	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	5,614,289
2,452	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		04/25/2023	1,530
1,126,473	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	833,282
52,624	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	42,350
470,663	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	270,101
43,044,077	Credit Suisse Mortgage-Backed Trust, Series 2019-RP10-A1	3.00	% (a)(k)	12/26/2059	43,115,388
8,643,155	CSMC Trust, Series 2009-8R-8A2	6.00	% (a)(k)	03/26/2037	3,687,336
473,111	CSMC Trust, Series 2011-12R-3A5	3.90	% (a)(k)	07/27/2036	450,696
7,201,358	CSMC Trust, Series 2020-RPL2-A12	3.46	% (a)(k)	02/25/2060	7,221,164
469,992	CSMC Trust, Series 2021-JR1-A1	2.47	% (a)(k)	09/27/2066	452,747
18,409,718	CSMC Trust, Series 2022-NQM1-A1	2.27	% (a)(k)	11/25/2066	15,918,743
6,923,675	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor)	5.11%		12/25/2036	2,430,531
4,594,288	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	5.23%		12/25/2036	1,608,381
201,737	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA2-A1 (12 Month US Treasury Average + 0.77%, 0.77% Floor)	3.91%		04/25/2047	169,275
410,177	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01	% (a)	10/25/2036	366,125
361,189	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50	% (a)(k)	07/27/2037	293,731
4,867,871	GCAT Trust, Series 2020-3-A1	2.98	% (k)(l)	09/25/2025	4,744,127
3,574,173	GCAT Trust, Series 2020-NQM2-A1	1.56	% (k)(l)	04/25/2065	3,244,595
7,617,137	GCAT Trust, Series 2021-NQM4-A3	1.56	% (a)(k)	08/25/2066	5,872,434
102,888	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63	% (a)(k)	01/25/2059	102,502
5,357,976	GSAA Home Equity Trust, Series 2006-19-A3A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	5.33%		12/25/2036	2,134,136
332,690	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	175,977
2,349,009	Harborview Mortgage Loan Trust, Series 2006-1-2A1A (1 Month LIBOR USD + 0.48%, 0.48% Floor)	5.24%		03/19/2036	2,036,525
777,856	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	5.39%		02/25/2037	690,817
699,490	IndyMac INDX Mortgage Loan Trust, Series 2006-AR5-2A1	3.15	% (a)	05/25/2036	585,553
32,935,956	JP Morgan Alternative Loan Trust, Series 2005-S1-1A4	6.00%		12/25/2035	13,731,379
3,673,506	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.68%, 0.68% Floor, 11.50% Cap)	5.53%		04/25/2047	3,466,403
11,497,546	JP Morgan Mortgage Acquisition Trust, Series 2006-WMC2-A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		07/25/2036	5,285,446
6,064,368	JP Morgan Resecuritization Trust, Series 2014-4-1C	0.00	% (a)(c)(k)	01/26/2036	1,870,737
1,158,868	Legacy Mortgage Asset Trust, Series 2020-SL1-A	2.73	% (k)(l)	01/25/2060	1,142,863
2,887,886	Legacy Mortgage Asset Trust, Series 2021-GS1-A1	1.89	% (k)(l)	10/25/2066	2,687,646
190,582	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	99,394
9,411,668	Lehman Mortgage Trust, Series 2007-15N-3A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	5.10%		08/25/2047	7,493,684
16,466,874	Long Beach Mortgage Loan Trust, Series 2006-11-2A2 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	4.95%		12/25/2036	6,154,124
9,924,516	Long Beach Mortgage Loan Trust, Series 2006-2-2A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor)	5.23%		03/25/2046	3,624,336
70,041	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	4.16	% (a)	04/25/2036	39,012
1,578,755	MASTR Adjustable Rate Mortgages Trust, Series 2006-OA2-4A1A (12 Month US Treasury Average + 0.85%, 0.85% Floor)	3.99%		12/25/2046	1,356,472
338,060	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	135,395
1,196,355	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	552,158
36,148,115	Merrill Lynch Mortgage Investors Trust, Series 2006-RM2-A1A (1 Month LIBOR USD + 0.37%, 0.37% Floor)	5.22%		05/25/2037	10,439,583
4,528,994	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2A (1 Month LIBOR USD + 0.24%, 0.24% Floor)	5.09%		02/25/2037	1,347,909
7,003,166	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A2B (1 Month LIBOR USD + 0.42%, 0.42% Floor)	5.27%		02/25/2037	2,084,553
5,461,659	MFA Trust, Series 2021-NQM2-A3	1.47	% (a)(k)	11/25/2064	4,453,031
235,730	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.47	% (a)	02/25/2036	141,823
516,950	Morgan Stanley Residential Mortgage Loan Trust, Series 2020-RPL1-A1	2.69	% (a)(k)	10/25/2060	504,827
4,160,521	Nomura Resecuritization Trust, Series 2015-8R-4A4	4.06	% (a)(k)	11/25/2047	3,387,195
474,856	OBX Trust, Series 2020-EXP2-A3	2.50	% (a)(k)	05/25/2060	396,207
3,296,114	OBX Trust, Series 2021-NQM2-A3	1.56	% (a)(k)	05/25/2061	2,568,333
6,723,385	OBX Trust, Series 2022-NQM1-A1	2.31	% (a)(k)	11/25/2061	5,777,449
2,627,417	Pretium Mortgage Credit Partners LLC, Series 2021-NPL1-A1	2.24	% (k)(l)	09/27/2060	2,505,033
3,363,790	Pretium Mortgage Credit Partners LLC, Series 2021-NPL2-A1	1.99	% (k)(l)	06/27/2060	3,151,905
29,743,980	Pretium Mortgage Credit Partners LLC, Series 2021-NPL3-A1	1.87	% (k)(l)	07/25/2051	27,655,090
6,078,133	Pretium Mortgage Credit Partners LLC, Series 2021-RN1-A1	1.99	% (k)(l)	02/25/2061	5,718,555
5,984,030	Pretium Mortgage Credit Partners LLC, Series 2021-RN2-A1	1.74	% (k)(l)	07/25/2051	5,589,792
5,920,871	PRPM LLC, Series 2021-6-A1	1.79	% (k)(l)	07/25/2026	5,484,229
633,129	RBSSP Resecuritization Trust, Series 2009-2-3A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.12	% (k)	04/26/2035	568,796
533,245	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	429,217
1,400,030	Residential Accredit Loans, Inc., Series 2007-QS4-3A4	6.00%		03/25/2037	1,175,381
1,743,381	Residential Accredit Loans, Inc., Series 2007-QS4-3A9	6.00%		03/25/2037	1,463,598
1,168,001	Residential Accredit Loans, Inc., Series 2007-QS8-A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		06/25/2037	800,888
768,824	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	624,733
4,565,133	Residential Asset Securities Corporation, Series 2004-KS7-A2A (1 Month LIBOR USD + 0.58%, 0.58% Floor)	5.43%		08/25/2034	4,187,076
688,726	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	302,184
2,104,795	Residential Asset Securitization Trust, Series 2006-A6-1A4	6.00%		07/25/2036	622,095
4,441,215	Residential Funding Mortgage Securities Trust, Series 2007-S1-A1 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		01/25/2037	3,286,874
5,394,000	Residential Mortgage Loan Trust, Series 2019-2-M1	3.86	% (a)(k)	05/25/2059	5,134,930
5,968,772	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM3-A1 (1 Month LIBOR USD + 0.10%, 0.10% Floor)	4.95%		10/25/2036	2,075,556
1,584,031	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.03%		08/25/2037	1,520,767
8,000,000	Starwood Mortgage Residential Trust, Series 2020-2-M1E	3.00	% (k)	04/25/2060	7,497,072
1,235,241	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.26	% (a)	12/25/2035	1,073,682
10,156,708	VCAT LLC, Series 2021-NPL1-A1	2.29	% (k)(l)	12/26/2050	9,733,105
12,189,879	VCAT LLC, Series 2021-NPL4-A1	1.87	% (k)(l)	08/25/2051	11,338,460
6,501,937	VCAT LLC, Series 2021-NPL5-A1	1.87	% (k)(l)	08/25/2051	6,012,676
3,280,001	Velocity Commercial Capital Loan Trust, Series 2020-1-M2	2.98	% (a)(k)	02/25/2050	2,766,309
2,641,687	Velocity Commercial Capital Loan Trust, Series 2021-1-M2	2.26	% (a)(k)	05/25/2051	2,073,753
1,986,015	Velocity Commercial Capital Loan Trust, Series 2021-2-M2	2.20	% (a)(k)	08/25/2051	1,608,209
284,203	Verus Securitization Trust, Series 2020-4-A3	2.32	% (k)(l)	05/25/2065	265,614
1,500,000	Verus Securitization Trust, Series 2020-INV1-A2	3.04	% (a)(k)	03/25/2060	1,436,140
16,006,596	Verus Securitization Trust, Series 2021-7-A1	1.83	% (a)(k)	10/25/2066	13,631,754
2,539,288	Verus Securitization Trust, Series 2021-R1-A3	1.26	% (a)(k)	10/25/2063	2,301,741
4,956,326	VOLT LLC, Series 2021-NP10-A1	1.99	% (k)(l)	05/25/2051	4,549,108
7,671,830	VOLT LLC, Series 2021-NP11-A1	1.87	% (k)(l)	08/25/2051	7,038,020
12,186,170	VOLT LLC, Series 2021-NPL1-A1	1.89	% (k)(l)	02/27/2051	11,201,305
1,124,780	VOLT LLC, Series 2021-NPL2-A1	1.89	% (k)(l)	02/27/2051	1,039,061
5,211,420	VOLT LLC, Series 2021-NPL5-A1	2.12	% (k)(l)	03/27/2051	4,918,487
2,993,408	VOLT LLC, Series 2021-NPL6-A1	2.24	% (k)(l)	04/25/2051	2,764,697
26,937,409	VOLT LLC, Series 2021-NPL8-A1	2.12	% (k)(l)	04/25/2051	24,671,539
6,501,324	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5-2A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	4.43%		10/25/2036	2,476,865
2,387,597	Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	4.43%		10/25/2036	910,361
1,047,771	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	5.26%		10/25/2035	957,979
3,073,109	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR4-A5	3.33	% (a)	04/25/2035	2,772,314
2,931,228	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10-2A1	3.60	% (a)	09/25/2036	2,465,511
10,988,917	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18-1A1	3.16	% (a)	01/25/2037	9,468,904
1,698,677	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HE4-2A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	5.02%		07/25/2047	1,025,385
531,759	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	457,389
2,040,867	Wells Fargo Mortgage Backed Securities Trust, Series 2007-15-A1	6.00%		11/25/2037	1,686,446
6,877,124	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR6-A2	4.27	% (a)	10/25/2037	6,010,293

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $642,686,334)					542,760,419

US Corporate Bonds - 6.3%
2,260,000	AbbVie, Inc.	2.60%		11/21/2024	2,181,984
4,030,000	Amazon.com, Inc.	4.60%		12/01/2025	4,064,923
165,000	American Express Company	3.38%		05/03/2024	161,809
595,000	American Express Company	5.35	% (f)	11/04/2026	583,505
3,310,000	American Express Company (Secured Overnight Financing Rate + 0.93%)	5.72%		03/04/2025	3,291,558
2,010,000	Amgen, Inc.	5.51%		03/02/2026	2,018,664
1,960,000	Arrow Electronics, Inc.	6.13%		03/01/2026	1,965,131
2,515,000	AT&T, Inc.	5.54%		02/20/2026	2,523,326
6,015,000	Athene Global Funding	5.47	% (f)(k)	05/24/2024	5,921,842
1,075,000	Avery Dennison Corporation	0.85%		08/15/2024	1,016,447
5,375,000	Bank of America Corporation (3 Month LIBOR USD + 0.97%)	3.46%		03/15/2025	5,263,936
1,380,000	Boeing Company	4.51%		05/01/2023	1,379,541
425,000	Boeing Company	4.88%		05/01/2025	424,345
1,970,000	Brighthouse Financial Global Funding	0.60	% (k)	06/28/2023	1,946,354
1,821,000	Broadcom, Inc.	3.15%		11/15/2025	1,743,242
90,000	Broadcom, Inc.	3.88%		01/15/2027	87,054
4,100,000	Campbell Soup Company	3.95%		03/15/2025	4,028,884
1,935,000	Capital One Financial Corporation (Secured Overnight Financing Rate + 2.16%)	4.99%		07/24/2026	1,866,831
5,697,000	Cardinal Health, Inc.	3.08%		06/15/2024	5,570,322
3,120,000	Caterpillar Financial Services Corporation	3.65%		08/12/2025	3,065,118
3,986,000	Charles Schwab Corporation	5.84	% (f)	03/03/2027	3,801,858
2,717,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	5.99%		06/01/2024	2,716,217
1,410,000	Citigroup, Inc. (Secured Overnight Financing Rate + 0.53%)	1.28%		11/03/2025	1,318,123
2,965,000	Citigroup, Inc. (Secured Overnight Financing Rate + 1.53%)	3.29%		03/17/2026	2,843,596
1,960,000	Constellation Brands, Inc.	3.60%		05/09/2024	1,935,226
2,030,000	CVS Health Corporation	5.00%		02/20/2026	2,053,842
2,162,000	Dell International LLC	4.00%		07/15/2024	2,133,510
1,900,000	Dollar General Corporation	4.15%		11/01/2025	1,866,898
3,693,000	Dollar Tree, Inc.	4.00%		05/15/2025	3,626,249
1,925,000	Duke Energy Corporation	5.00%		12/08/2025	1,939,433
6,000,000	Elevance Health, Inc.	3.50%		08/15/2024	5,880,265
2,495,000	Eli Lilly & Company	5.00%		02/27/2026	2,518,183
3,775,000	Energy Transfer LP	5.88%		01/15/2024	3,774,509
4,390,000	Entergy Corporation	0.90%		09/15/2025	3,955,594
4,140,000	Equinix, Inc.	1.25%		07/15/2025	3,796,119
3,959,000	Expedia Group, Inc.	6.25	% (k)	05/01/2025	4,010,922
1,740,000	General Mills, Inc.	4.00%		04/17/2025	1,717,365
1,675,000	General Mills, Inc.	5.24%		11/18/2025	1,680,339
3,890,000	General Motors Financial Company, Inc.	5.25%		03/01/2026	3,894,092
4,105,000	Goldman Sachs Group, Inc.	3.50%		04/01/2025	3,988,247
3,862,000	HCA, Inc.	5.00%		03/15/2024	3,840,337
3,378,000	Hyatt Hotels Corporation	1.30%		10/01/2023	3,307,497
4,315,000	Hyundai Capital America	1.00	% (k)	09/17/2024	4,046,857
1,785,000	Intel Corporation	4.88%		02/10/2026	1,808,515
2,955,000	John Deere Capital Corporation	4.75%		01/20/2028	3,018,817
4,040,000	JPMorgan Chase & Company	3.90%		07/15/2025	3,977,850
2,510,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 0.42%)	0.56%		02/16/2025	2,406,604
5,490,000	JPMorgan Chase & Company (Secured Overnight Financing Rate + 1.32%)	5.97%		04/26/2026	5,471,849
4,250,000	Keurig Dr Pepper, Inc.	0.75%		03/15/2024	4,071,687
2,030,000	Kinder Morgan, Inc.	4.30%		06/01/2025	2,000,344
1,110,000	Lowe’s Companies, Inc.	4.40%		09/08/2025	1,105,184
4,160,000	Magallanes, Inc.	3.79	% (k)	03/15/2025	4,030,825
4,155,000	Marriott International, Inc.	3.60%		04/15/2024	4,077,702
3,990,000	Marsh & McLennan Companies, Inc.	3.88%		03/15/2024	3,934,862
440,000	McDonald’s Corporation	3.35%		04/01/2023	440,000
985,000	McDonald’s Corporation	3.38%		05/26/2025	963,135
2,515,000	McDonald’s Corporation	1.45%		09/01/2025	2,343,262
2,030,000	McKesson Corporation	5.25%		02/15/2026	2,035,943
4,166,000	Microchip Technology, Inc.	0.97%		02/15/2024	4,000,481
3,960,000	Morgan Stanley (Secured Overnight Financing Rate + 0.46%)	5.11%		01/25/2024	3,948,906
3,999,000	Morgan Stanley (Secured Overnight Financing Rate + 0.62%)	0.73%		04/05/2024	3,997,846
3,051,000	Mosaic Company	4.25%		11/15/2023	3,019,279
1,755,000	New York Life Global Funding	3.60	% (k)	08/05/2025	1,712,957
1,350,000	NextEra Energy Capital Holdings, Inc.	4.20%		06/20/2024	1,335,107
685,000	NextEra Energy Capital Holdings, Inc.	4.26%		09/01/2024	678,964
3,350,000	Northrop Grumman Corporation	2.93%		01/15/2025	3,245,358
4,020,000	NVIDIA Corporation	0.58%		06/14/2024	3,839,615
3,080,000	Omnicom Group, Inc.	3.65%		11/01/2024	3,019,395
1,940,000	Oracle Corporation	5.80%		11/10/2025	1,989,328
1,055,000	Pacific Gas and Electric Company	3.25%		02/16/2024	1,033,695
2,800,000	Pacific Gas and Electric Company	4.95%		06/08/2025	2,768,926
1,895,000	Parker-Hannifin Corporation	3.65%		06/15/2024	1,867,113
4,085,000	Penske Truck Leasing Company LP	2.70	% (k)	11/01/2024	3,910,834
1,515,000	Phillips 66	3.85%		04/09/2025	1,483,002
510,000	Phillips 66	1.30%		02/15/2026	462,099
2,185,000	Pioneer Natural Resources Company	1.13%		01/15/2026	1,986,897
2,975,000	Public Service Enterprise Group, Inc.	0.84%		11/08/2023	2,890,515
2,050,000	Public Service Enterprise Group, Inc. (Secured Overnight Financing Rate + 1.09%)	4.76%		01/26/2027	2,026,164
2,010,000	Raytheon Technologies Corporation	5.00%		02/27/2026	2,041,452
3,932,000	Republic Services, Inc.	2.50%		08/15/2024	3,810,314
4,045,000	Royalty Pharma PLC	0.75%		09/02/2023	3,944,772
1,810,000	Sabine Pass Liquefaction LLC	5.63%		03/01/2025	1,822,219
3,219,000	Simon Property Group LP	2.00%		09/13/2024	3,075,874
3,900,000	Southern California Edison Company	5.69	% (f)	04/01/2024	3,875,798
1,985,000	Southern Company	5.15%		10/06/2025	2,010,748
845,000	Synchrony Financial	4.38%		03/19/2024	812,509
3,295,000	Synchrony Financial	4.25%		08/15/2024	3,116,605
1,910,000	Toyota Motor Credit Corporation	3.65%		08/18/2025	1,868,601
4,615,000	Triton Container International Ltd.	0.80	% (k)	08/01/2023	4,510,004
2,003,000	Truist Financial Corporation (Secured Overnight Financing Rate + 0.40%)	5.21%		06/09/2025	1,918,602
1,425,000	Union Pacific Corporation	4.75%		02/21/2026	1,443,016
615,000	UnitedHealth Group, Inc.	0.55%		05/15/2024	586,771
1,885,000	UnitedHealth Group, Inc.	3.70%		05/15/2027	1,845,457
3,850,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	5.96%		05/15/2025	3,859,023
2,072,000	Viatris, Inc.	1.65%		06/22/2025	1,901,296
2,000,000	WEC Energy Group, Inc.	4.75%		01/09/2026	2,002,068
1,750,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.56%)	4.54%		08/15/2026	1,719,365
4,005,000	Wells Fargo & Company (Secured Overnight Financing Rate + 1.60%)	1.65%		06/02/2024	3,979,519
4,015,000	Welltower, Inc.	3.63%		03/15/2024	3,930,952
1,945,000	Workday, Inc.	3.50%		04/01/2027	1,862,218
4,135,000	Zimmer Biomet Holdings, Inc.	1.45%		11/22/2024	3,909,994

Total US Corporate Bonds (Cost $278,061,427)					270,500,331

US Government and Agency Mortgage Backed Obligations - 2.5%
491,848	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08626	3.00%		02/01/2045	454,303
484,058	Federal Home Loan Mortgage Corporation Pass-Thru, Pool G08631	3.00%		03/01/2045	446,807
8,267,606	Federal Home Loan Mortgage Corporation Pass-Thru, Pool SB8119	2.00%		09/01/2036	7,468,673
281,482	Federal Home Loan Mortgage Corporation REMICS, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	1.60	% (g)(h)	02/15/2038	26,419
654,326	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	615,789
9,092,609	Federal Home Loan Mortgage Corporation REMICS, Series 4954-LB	2.50%		02/25/2050	8,059,105
6,179,317	Federal Home Loan Mortgage Corporation REMICS, Series 5105-NH	2.00%		02/25/2037	5,533,347
932,715	Federal Home Loan Mortgage Corporation, Series 2021-MN1-M1 (Secured Overnight Financing Rate 30 Day Average + 2.00%)	6.48	% (k)	01/25/2051	877,177
643,148	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	593,039
1,563,887	Federal National Mortgage Association Pass-Thru, Pool CB0302	1.50%		05/01/2036	1,377,414
183,390	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	173,007
793,741	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	719,296
14,258,894	Federal National Mortgage Association Pass-Thru, Pool MA4176	2.00%		11/01/2040	12,344,270
378,136	Federal National Mortgage Association REMICS, Series 2012-32-DA	2.00%		11/25/2026	369,988
17,806	Federal National Mortgage Association REMICS, Series 2013-40-KP	3.50%		04/25/2042	17,723
1,474,230	Federal National Mortgage Association REMICS, Series 2016-72-PA	3.00%		07/25/2046	1,362,148
7,134,635	Federal National Mortgage Association REMICS, Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.20	% (g)(h)	06/25/2049	711,780
5,561,861	Federal National Mortgage Association REMICS, Series 2019-43-FD (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.25%		08/25/2049	5,405,256
5,556,206	Federal National Mortgage Association REMICS, Series 2020-39-MH	3.00%		06/25/2040	5,062,619
4,622,701	Federal National Mortgage Association REMICS, Series 2021-21-HG	2.00%		11/25/2047	4,133,038
8,761,524	Federal National Mortgage Association REMICS, Series 2021-29-CG	1.25%		05/25/2041	7,687,423
974,382	Federal National Mortgage Association, Pool AL2987 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.30% Cap)	3.87%		11/01/2042	979,835
2,659,867	Federal National Mortgage Association, Pool AP7870 (12 Month LIBOR USD + 1.70%, 1.70% Floor, 7.55% Cap)	3.95%		07/01/2042	2,703,274
771,468	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.55%, 1.55% Floor, 7.02% Cap)	3.50%		05/01/2045	774,029
3,405,516	Federal National Mortgage Association, Pool BM4513 (12 Month LIBOR USD + 1.68%, 1.68% Floor, 7.75% Cap)	4.13%		05/01/2044	3,455,075
22,509,004	Federal National Mortgage Association, Series 2020-M49-1A1	1.26	% (a)	11/25/2030	19,836,873
10,024,341	Federal National Mortgage Association, Series 2021-M20-A1	1.84	% (a)	10/25/2031	8,891,873
8,617,654	Federal National Mortgage Association, Series 2022-M1S-A1	2.08	% (a)	11/25/2031	7,766,600
116,146	Government National Mortgage Association, Series 2016-136-UD	3.00%		04/20/2045	115,243

Total US Government and Agency Mortgage Backed Obligations (Cost $121,912,134)					107,961,423

US Government and Agency Obligations - 18.3%
36,600,000	United States Treasury Notes	4.38%		10/31/2024	36,649,325
73,300,000	United States Treasury Notes	4.50	% (e)	11/30/2024	73,600,644
74,000,000	United States Treasury Notes	4.25	% (e)	12/31/2024	74,076,602
111,400,000	United States Treasury Notes	4.13	% (e)	01/31/2025	111,382,594
138,200,000	United States Treasury Notes	4.63	% (e)	02/28/2025	139,555,008
103,000,000	United States Treasury Notes	3.88%		03/31/2025	102,637,852
62,100,000	United States Treasury Notes	4.50%		11/15/2025	63,027,862
67,600,000	United States Treasury Notes	3.88	% (e)	01/15/2026	67,629,047
63,400,000	United States Treasury Notes	4.00	% (e)	02/15/2026	63,669,945
54,700,000	United States Treasury Notes	4.63%		03/15/2026	55,949,980

Total US Government and Agency Obligations (Cost $785,443,460)					788,178,859

Common Stocks - 0.0% (m)
58,790	Foresight Equity (c)(i)				656,098

Total Common Stocks (Cost $851,127)					656,098

Warrants - 0.0% (m)
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (c)(i)				–

Total Warrants (Cost $–)					–

Short Term Investments - 10.6%
66,325,465	First American Government Obligations Fund - Class U	4.66	% (j)		66,325,465
66,325,465	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73	% (j)		66,325,465
66,325,465	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74	% (j)		66,325,465
130,000,000	United States Treasury Bills	0.00%		07/25/2023	128,095,911
48,400,000	United States Treasury Bills	0.00%		01/25/2024	46,640,584
87,500,000	United States Treasury Bills	0.00%		02/22/2024	83,998,632

Total Short Term Investments (Cost $457,704,779)					457,711,522

Total Investments - 100.8% (Cost $4,652,968,201)					4,343,623,214
Liabilities in Excess of Other Assets - (0.8)%					(34,205,885)

NET ASSETS - 100.0%					$4,309,417,329

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.3%
Collateralized Loan Obligations	17.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.6%
Non-Agency Commercial Mortgage Backed Obligations	12.0%
Short Term Investments	10.6%
Bank Loans	7.4%
Asset Backed Obligations	7.2%
Foreign Corporate Bonds	6.3%
US Corporate Bonds	6.3%
US Government and Agency Mortgage Backed Obligations	2.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Common Stocks	0.0	%(m)
Warrants	0.0	%(m)
Other Assets and Liabilities	(0.8)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	18.3%
Collateralized Loan Obligations	17.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.6%
Non-Agency Commercial Mortgage Backed Obligations	12.0%
Short Term Investments	10.6%
Asset Backed Obligations	7.2%
Banking	4.2%
US Government and Agency Mortgage Backed Obligations	2.5%
Utilities	2.0%
Healthcare	1.5%
Business Equipment and Services	1.1%
Electronics/Electric	0.9%
Food Service	0.8%
Pharmaceuticals	0.8%
Transportation	0.8%
Media	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Energy	0.6%
Retailers (other than Food/Drug)	0.5%
Technology	0.5%
Telecommunications	0.5%
Containers and Glass Products	0.4%
Chemicals/Plastics	0.4%
Aerospace & Defense	0.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.4%
Automotive	0.4%
Food Products	0.4%
Insurance	0.3%
Mining	0.3%
Chemical Products	0.3%
Finance	0.2%
Leisure	0.2%
Building and Development (including Steel/Metals)	0.2%
Environmental Control	0.2%
Real Estate	0.2%
Financial Intermediaries	0.2%
Construction	0.2%
Beverage and Tobacco	0.1%
Commercial Services	0.1%
Diversified Manufacturing	0.0	%(m)
Consumer Products	0.0	%(m)
Industrial Equipment	0.0	%(m)
Other Assets and Liabilities	(0.8)%

	100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(c)	Value determined using significant unobservable inputs.

(d)	Perpetual maturity. The date disclosed is the next call date of the security.

(e)	All or a portion of this security has been pledged as collateral.

(f)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(g)	Interest only security

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Non-income producing security

(j)	Seven-day yield as of period end

(k)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(l)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(m)	Represents less than 0.05% of net assets

BRL	Brazilian Real
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

SWAP AGREEMENTS

EXCESS RETURN SWAPS

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	11/29/2023	$100,000,000	$9,361,219	$—	$9,361,219
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	12/7/2023	60,000,000	6,679,192	—	6,679,192
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	8/1/2023	85,000,000	5,793,919	—	5,793,919
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	1/31/2024	65,000,000	5,628,544	—	5,628,544
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	1/16/2024	75,000,000	5,425,417	—	5,425,417
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	1/23/2024	70,000,000	5,179,662	—	5,179,662
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/21/2023	100,000,000	5,112,907	—	5,112,907
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	7/27/2023	85,000,000	4,647,809	—	4,647,809
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	1/10/2024	70,000,000	3,841,119	—	3,841,119
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	8/9/2023	85,000,000	3,661,411	—	3,661,411
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	1/4/2024	50,000,000	3,524,409	—	3,524,409
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	8/17/2023	60,000,000	3,500,823	—	3,500,823
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	2/6/2024	50,000,000	3,370,450	—	3,370,450
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	2/20/2024	85,000,000	3,120,598	—	3,120,598
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	03/26/2024	75,000,000	2,956,437	—	2,956,437
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	6/15/2023	80,000,000	1,634,087	—	1,634,087
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/14/2023	70,000,000	1,489,794	—	1,489,794
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/20/2023	90,000,000	1,386,839	—	1,386,839
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	12/27/2023	100,000,000	1,258,085	—	1,258,085
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	11/9/2023	80,000,000	565,447	—	565,447
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	12/21/2023	80,000,000	505,990	—	505,990
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	10/10/2023	85,000,000	372,020	—	372,020
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	12/12/2023	50,000,000	305,629	—	305,629
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	8/16/2023	60,000,000	228,005	—	228,005
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	3/12/2024	80,000,000	67,821	—	67,821
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	11/7/2023	85,000,000	(315,090)	—	(315,090)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	3/19/2024	90,000,000	(419,007)	—	(419,007)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/18/2023	75,000,000	(484,816)	—	(484,816)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/26/2023	65,000,000	(556,424)	—	(556,424)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	2/29/2024	55,000,000	(860,476)	—	(860,476)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	7/6/2023	100,000,000	(1,618,918)	—	(1,618,918)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/24/2023	70,000,000	(1,710,434)	—	(1,710,434)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	7/19/2023	70,000,000	(2,028,353)	—	(2,028,353)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	8/22/2023	60,000,000	(2,923,588)	—	(2,923,588)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	8/31/2023	100,000,000	(2,970,348)	—	(2,970,348)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	9/28/2023	75,000,000	(3,420,965)	—	(3,420,965)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	7/25/2023	90,000,000	(3,444,145)	—	(3,444,145)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	6/1/2023	60,000,000	(3,492,714)	—	(3,492,714)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	7/11/2023	95,000,000	(3,666,368)	—	(3,666,368)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	10/4/2023	85,000,000	(4,149,785)	—	(4,149,785)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	6/8/2023	95,000,000	(4,918,371)	—	(4,918,371)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	9/14/2023	80,000,000	(5,249,369)	—	(5,249,369)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	9/20/2023	80,000,000	(5,272,463)	—	(5,272,463)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	10/12/2023	90,000,000	(5,492,722)	—	(5,492,722)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	4/11/2023	75,000,000	(6,000,559)	—	(6,000,559)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	6/6/2023	95,000,000	(6,086,598)	—	(6,086,598)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Bank of America Merrill Lynch	Long	0.38%	Termination	5/30/2023	95,000,000	(7,311,503)	—	(7,311,503)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	9/27/2023	95,000,000	(7,840,250)	—	(7,840,250)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	9/12/2023	95,000,000	(7,879,953)	—	(7,879,953)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	5/23/2023	90,000,000	(8,880,552)	—	(8,880,552)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	5/16/2023	95,000,000	(9,932,440)	—	(9,932,440)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	5/24/2023	80,000,000	(9,946,076)	—	(9,946,076)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	BNP Paribas	Long	0.39%	Termination	4/26/2023	80,000,000	(10,094,101)	—	(10,094,101)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Barclays Capital, Inc.	Long	0.40%	Termination	5/4/2023	90,000,000	(10,615,067)	—	(10,615,067)
Shiller Barclays CAPE® US Sector II ER USD Index(1)	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	4/18/2023	100,000,000	(11,141,210)	—	(11,141,210)

							$(69,105,032)	$—	$(69,105,032)

(1)

Shiller Barclays CAPE® US Sector II ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of March 31, 2023, is available on the Barclays Capital, Inc. website at https://indices.cib.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E

DoubleLine Flexible Income Fund

Schedule of Investments

March 31, 2023

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 5.1%
5,000,000	Affirm Asset Securitization Trust, Series 2021-B-D	2.54	% (a)	08/17/2026	4,453,860
650,000	Amur Equipment Finance Receivables LLC, Series 2021-1A-E	4.13	% (a)	03/20/2028	596,149
513,000	Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A-C	3.77	% (a)	03/15/2027	463,476
1,771,875	CAL Funding Ltd., Series 2020-1A-A	2.22	% (a)	09/25/2045	1,575,755
787,500	CAL Funding Ltd., Series 2020-1A-B	3.50	% (a)	09/25/2045	698,111
2,468,915	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30	% (a)	06/15/2043	1,762,208
930,785	Diamond Resorts Owner Trust, Series 2021-1A-D	3.83	% (a)	11/21/2033	848,631
6,250,000	ExteNet LLC, Series 2019-1A-C	5.22	% (a)	07/26/2049	5,875,913
890,352	GAIA Aviation Ltd., Series 2019-1-C	7.00	% (a)(k)(l)	12/15/2044	406,741
1,855,212	Jersey Mike’s Funding, Series 2019-1A-A2	4.43	% (a)	02/15/2050	1,729,250
1,134,247	JOL Air Ltd., Series 2019-1-B	4.95	% (a)	04/15/2044	805,994
1,146,105	Loanpal Solar Loan Ltd., Series 2021-1GS-C	3.50	% (a)	01/20/2048	731,020
3,108,382	Lunar Structured Aircraft Portfolio Notes, Series 2021-1-C	5.68	% (a)(k)	10/15/2046	2,550,685
1,281,651	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00	% (a)(b)	06/22/2043	1,185,556
5,499,701	Pagaya AI Debt Selection Trust, Series 2021-3-C	3.27	% (a)	05/15/2029	4,774,207
1,350,000	Pagaya AI Debt Selection Trust, Series 2021-5-CERT	0.00	% (a)(c)(k)	08/15/2029	933,229
4,308,408	Regional Ltd., Series 2021-1A-A	5.75%		04/15/2041	3,867,666
1,328,645	Textainer Marine Containers Ltd., Series 2020-2A-A	2.10	% (a)	09/20/2045	1,183,294
1,750,000	Upstart Securitization Trust, Series 2021-3-C	3.28	% (a)	07/20/2031	1,545,827
4,575,719	Vivint Solar Financing LLC, Series 2018-1A-A	4.73	% (a)	04/30/2048	4,152,387
9,937,610	WAVE LLC, Series 2019-1-C	6.41	% (a)(k)	09/15/2044	4,514,875
1,089,280	Willis Engine Structured Trust, Series 2018-A-A	4.75	% (a)(l)	09/15/2043	848,620
2,777,652	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61	% (a)	10/15/2038	2,358,102

Total Asset Backed Obligations (Cost $60,175,566)					47,861,556

Bank Loans - 7.1%
291,709	1011778 B.C. Unlimited Liability Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		11/19/2026	289,400
225,000	AAdvantage Loyalty IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.56%		04/20/2028	228,813
187,625	Acrisure LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		02/16/2027	184,342
115,104	Acuris Finance US, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	9.05%		02/16/2028	111,459
373,379	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.44%		01/05/2026	372,912
576,913	AI Aqua Merger Sub, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.48%		07/31/2028	558,527
233,238	Air Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.37%		08/11/2028	233,165
94,939	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.66%		04/22/2024	59,851
700,700	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.61%		02/04/2028	699,222
258,128	Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.31%		10/08/2027	256,353
109,725	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.35%		11/05/2027	108,752
475,885	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.66%		05/12/2028	452,645
365,085	Almonde, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	8.33%		06/13/2024	342,691
60,000	Almonde, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	12.08%		06/16/2025	48,709
340,419	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		08/17/2028	339,994
82,436	AMC Entertainment Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.68%		04/22/2026	60,333
308,717	American Airlines, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%)	8.26%		01/29/2027	302,046
222,750	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 6.25%, 0.75% Floor)	11.07%		10/20/2028	196,392
171,637	American Trailer World Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.66%		03/03/2028	150,397
358,461	AmWINS Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	7.09%		02/22/2028	354,753
	Applied Systems, Inc.
293,728	(3 Month Secured Overnight Financing Rate + 6.75%, 0.75% Floor)	11.33%		09/17/2027	294,280
21,272	(1 Month LIBOR USD + 5.50%, 0.75% Floor)	10.91%		09/17/2027	21,311
443,535	Applied Systems, Inc. (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.40%		09/19/2026	443,535
	APX Group, Inc., Senior Secured First Lien Term Loan
162,433	(3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.25%		07/10/2028	161,955
92	(Prime Rate + 2.25%, 0.50% Floor)	10.25%		07/10/2028	91
426,082	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.41%		12/11/2028	394,431
103,216	Ascend Learning LLC, Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.75%, 0.50%)	10.47%		12/10/2029	89,712
524,138	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		02/12/2027	520,011
143,550	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50%)	8.31%		02/12/2027	142,294
234,126	Astra Acquisition Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.25%, 0.50%)	10.09%		10/25/2028	203,252
145,016	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		12/23/2026	134,917
239,786	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		07/30/2027	220,603
50,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%		01/31/2028	41,837
165,000	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	10.09%		01/19/2029	137,032
164,441	Aveanna Healthcare LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.70%		07/17/2028	140,420
118,610	Aveanna Healthcare LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.50% Floor)	11.95%		12/10/2029	74,131
226,188	Axalta Coating Systems US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.90%		12/20/2029	226,800
428,597	Bally’s Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	7.96%		10/02/2028	410,155
546,174	Bausch & Lomb Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.46%		05/10/2027	531,760
197,416	BCP Renaissance Parent LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.40%		11/02/2026	196,182
54,450	BCPE Empire Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.63%, 0.50% Floor)	9.53%		06/11/2026	53,964
751,613	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		06/05/2028	747,013
36,793	Bright Bidco B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 1.00% + 1.00% PIK, 1.00% Floor)	5.68%		10/29/2027	31,366
690,865	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.59%		08/01/2025	688,350
391,132	Brown Group Holding LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%, 0.50% Floor)	7.41%		06/07/2028	388,281
100,000	Caesars Entertainment, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		02/06/2030	99,667
48,250	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		08/12/2026	48,022
283,446	Camelot U.S. Acquisition 1 Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		10/30/2026	283,180
480,271	Carnival Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	8.09%		10/18/2028	470,365
525,714	Castle US Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	8.59%		01/29/2027	347,255
514,774	Castlelake Aviation One LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.62%		10/22/2026	510,550
426,370	Cengage Learning, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.75%, 1.00% Floor)	9.88%		07/14/2026	396,793
234,413	Central Parent, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.15%		07/06/2029	234,053
256,675	Charter Communications Operating LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.56%		02/01/2027	254,710
196,000	Charter Next Generation, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.67%		12/01/2027	193,903
354,600	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		09/29/2028	351,719
43,355	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		11/22/2028	42,522
753,360	Clarios Global LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		04/30/2026	750,847
114,550	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	8.33%		08/21/2026	107,010
254,893	ClubCorp Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		09/18/2024	244,060
241,961	CMG Media Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	8.66%		12/17/2026	215,103
427,431	CNT Holdings I Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.75% Floor)	8.13%		11/08/2027	421,447
21,983	Columbus McKinnon Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.94%		05/15/2028	21,887
377,200	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.17%		04/16/2029	376,376
137,900	Conair Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.91%		05/17/2028	126,868
87,300	Connect U.S. Finco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	8.14%		12/11/2026	86,891
136,500	Conservice Midco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	9.09%		05/13/2027	134,481
194,560	Constant Contact, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.81%		02/10/2028	184,264
228,248	Corelogic, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.38%		06/02/2028	195,398
201,005	Cornerstone OnDemand, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.50% Floor)	8.59%		10/16/2028	186,181
102,041	Cyanco Intermediate 2 Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		03/17/2025	99,541
356,320	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	7.82%		05/01/2024	291,441
278,849	DCert Buyer, Inc., Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.00%)	8.70%		10/16/2026	273,665
95,000	DCert Buyer, Inc., Senior Secured Second Lien Term Loan (6 Month Secured Overnight Financing Rate + 7.00%)	11.70%		02/19/2029	88,323
388,219	Deerfield Dakota Holding LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	8.56%		04/09/2027	376,897
415,000	Delta 2 Luxembourg SARL (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%		01/15/2030	415,693
245,573	DexKo Global, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.91%		10/04/2028	230,685
387,327	DG Investment Intermediate Holdings 2, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.56%		03/31/2028	377,026
45,000	DG Investment Intermediate Holdings 2, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%, 0.75% Floor)	11.59%		03/30/2029	39,816
617,188	Diamond (BC) B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.58%		09/29/2028	615,694
121,344	Diamond Sports Group LLC, Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.40%)	8.03	% (d)	08/24/2026	6,952
385,542	DIRECTV Financing LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	9.84%		08/02/2027	371,917
141,317	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		04/06/2026	138,460
75,977	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		04/06/2026	74,441
277,200	Echo Global Logistics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		11/24/2028	269,527
108,544	EG America LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		03/31/2026	104,175
184,348	EG Group Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		02/06/2025	176,902
211,777	Eisner Advisory Group LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.25%, 0.75% Floor)	10.17%		07/28/2028	212,041
67,725	Element Materials Technology Group US Holdings, Inc., Senior Secured First Lien Delayed-Draw Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%		06/22/2029	67,090
146,738	Element Materials Technology Group US Holdings, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.25%		06/22/2029	145,362
202,281	Endurance International Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.22%		02/10/2028	189,638
153,271	Energizer Holdings, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.12%		12/22/2027	152,409
201,367	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	8.65%		03/31/2027	34,434
82,392	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 1.00% Floor)	9.15%		03/31/2027	21,010
131,963	Everi Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	7.34%		08/03/2028	131,808
678,485	EW Scripps Company, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.56%, 0.75% Floor)	7.48%		05/01/2026	663,169
133,759	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 1.00% Floor)	7.46%		12/15/2027	133,285
331,650	Fertitta Entertainment LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.50% Floor)	8.81%		01/29/2029	327,279
295,299	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		03/31/2025	294,837
292,050	FINThrive Software Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	8.84%		12/18/2028	272,702
187,311	First Advantage Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		01/29/2027	186,579
107,055	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.50% Floor)	13.16	% (k)	06/30/2027	107,055
284,693	Freeport LNG Investments LLLP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.31%		12/21/2028	276,457
455,000	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	9.11%		10/30/2026	451,305
223,875	Garda World Security Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%)	9.01%		02/01/2029	217,580
94,525	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.31%		11/16/2029	94,444
	Getty Images, Inc., Senior Secured First Lien Term Loan
161,637	(3 Month Secured Overnight Financing Rate + 4.50%)	9.40%		02/19/2026	161,772
10,027	(1 Month Secured Overnight Financing Rate + 4.50%)	9.41%		02/19/2026	10,035
154,554	GIP II Blue Holding LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%		09/29/2028	154,023
147,685	Global Medical Response, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	9.20%		03/14/2025	104,487
208,980	Global Medical Response, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	9.24%		10/02/2025	148,028
84,788	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.06%		11/09/2029	84,845
515,813	Gogo Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.70%		04/28/2028	512,911
174,653	Grab Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	9.35%		01/29/2026	174,347
456,913	Graham Packaging Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	7.84%		08/04/2027	453,431
601,856	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.50%)	7.36%		01/02/2026	592,831
322,612	Great Outdoors Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		03/06/2028	318,984
450,345	Greeneden U.S. Holdings II LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.84%		12/01/2027	444,610
68,277	Greystone Select Financial LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 0.75% Floor)	9.80%		06/16/2028	64,180
165,455	Grinding Media, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.70%		10/12/2028	156,355
225,800	Heartland Dental LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		04/30/2025	213,005
537,512	H-Food Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.69%)	8.53%		05/23/2025	463,814
246,250	Hightower Holding LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.82%		04/21/2028	233,322
181,300	Horizon Therapeutics USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%, 0.50% Floor)	6.56%		03/15/2028	181,172
441,139	Hunter Douglas Holding B.V., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%, 0.50% Floor)	8.37%		02/26/2029	398,287
128,959	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.25%, 0.75% Floor)	11.09%		07/07/2025	123,800
166,329	ICON Luxembourg SARL, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.41%		07/03/2028	166,133
135,769	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		05/01/2026	120,760
155,000	Ineos US Finance LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%)	8.41%		02/19/2030	154,419
436,664	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.08%		02/01/2029	433,024
297,103	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	9.91%		03/31/2028	280,950
296,675	IRB Holding Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.75% Floor)	7.69%		12/15/2027	292,204
583,503	Iron Mountain Information Management LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.59%		01/02/2026	581,314
116,518	Ivanti Software, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	9.21%		12/01/2027	96,097
398,577	Jazz Pharmaceuticals, Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		05/05/2028	397,538
389,075	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%, 0.75% Floor)	9.57%		07/07/2028	218,077
515,059	Kenan Advantage Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		03/24/2026	512,270
207,476	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 1.00% Floor)	7.86%		12/11/2026	199,381
123,438	KKR Apple Bidco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 0.50% Floor)	7.59%		09/22/2028	122,423
381,187	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.70%		12/22/2026	367,316
197,870	LBM Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		12/17/2027	187,018
686,000	Leslie’s Poolmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.50% Floor)	7.34%		03/09/2028	677,531
102,183	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	7.09%		03/24/2025	100,820
182,804	LogMeIn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	9.38%		08/31/2027	105,366
280,182	Lumen Technologies, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%)	7.17%		03/15/2027	186,146
395,221	Lummus Technology Holdings V LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		06/30/2027	389,109
722,138	Madison IAQ LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%, 0.50% Floor)	8.30%		06/21/2028	689,009
58,197	Maravai Intermediate Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.63%		10/19/2027	58,015
542,552	Mavis Tire Express Services Topco Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	8.92%		05/04/2028	533,310
172,565	McAfee Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.52%		03/01/2029	162,772
653,400	Medline Borrower LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		10/23/2028	637,934
264,939	Messer Industries GmbH, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.23%		03/02/2026	264,704
98,125	MIC Glen LLC, Senior Secured First Lien Term Loan (2 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		07/21/2028	95,316
134,880	Michaels Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	9.41%		04/14/2028	124,182
476,758	Milano Acquisition Corporation, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.00%		10/01/2027	456,496
127,500	Mileage Plus Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	10.21%		06/21/2027	132,529
381,110	Minotaur Acquisition, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%)	9.66%		03/27/2026	371,447
281,198	Mirion Technologies (US), Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.75%, 0.50% Floor)	7.48%		10/20/2028	279,660
390,543	Mitchell International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.50%		10/16/2028	370,239
55,000	Mitchell International, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%, 0.50% Floor)	11.34%		10/15/2029	48,056
350,563	Monogram Food Solutions LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.50% Floor)	8.88%		08/28/2028	338,293
83,387	NASCAR Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		10/19/2026	83,518
514,258	Natgasoline LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.19%		11/14/2025	509,116
58,502	National Intergovernmental Purchasing Alliance Company, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%)	8.40%		05/23/2025	57,829
115,103	NCR Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%		08/28/2026	113,759
196,915	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		10/20/2025	183,951
266,625	Olympus Water US Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	8.94%		11/09/2028	253,295
500,505	OneDigital Borrower LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.16%		11/16/2027	482,987
377,138	Organon & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	8.00%		06/02/2028	377,451
334,075	Oryx Midstream Services Permian Basin LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.06%		10/05/2028	328,938
95,750	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		10/24/2025	93,406
420,329	Packaging Coordinators Midco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.75% Floor)	8.23%		11/30/2027	411,773
474,214	Packers Holdings LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.75% Floor)	8.09%		03/06/2028	430,252
263,306	PAI HoldCo, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.58%		10/28/2027	247,755
85,000	Par Petroleum LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.24%		02/28/2030	83,583
201,411	Park River Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.75% Floor)	8.00%		12/28/2027	185,991
101,130	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.34%		05/29/2026	101,151
512,855	PECF USS Intermediate Holding III Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		12/15/2028	434,519
38,319	Pediatric Associates Holding Company LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		12/29/2028	37,565
296,609	Pediatric Associates Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		12/29/2028	290,769
124,063	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.75%, 0.50% Floor)	7.66%		05/03/2029	123,962
658,526	Peraton Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		02/01/2028	651,668
173,688	Perrigo Investments LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.25%, 0.50% Floor)	7.16%		04/20/2029	172,819
413,622	Petco Health and Wellness Company, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%, 0.75% Floor)	8.41%		03/03/2028	407,095
206,850	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%, 0.75% Floor)	8.66%		02/11/2028	205,515
290,122	PetVet Care Centers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.34%		02/14/2025	280,838
335,513	PG&E Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	7.88%		06/23/2025	335,147
695,800	Phoenix Guarantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		03/05/2026	680,628
115,340	Phoenix Services International LLC, Senior Secured First Lien Delayed-Draw Term Loan (1 Month Secured Overnight Financing Rate + 12.00%, 2.00% Floor)	16.81%		05/29/2023	106,920
54,572	Phoenix Services International LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.00% or 10.00% PIK, 2.00% Floor)	16.81%		05/29/2023	52,526
403,994	Phoenix Services International LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.67	% (d)	03/03/2025	42,482
259,350	Playa Resorts Holding BV, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	8.99%		01/05/2029	258,235
213,925	PMHC II, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.08%		04/23/2029	189,134
93,100	PointClickCare Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	7.88%		12/29/2027	91,936
266,674	Polar US Borrower LLC, Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.75%)	9.02%		10/15/2025	223,195
176,488	Polaris Newco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.16%		06/02/2028	161,437
73,688	PQ Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.50% Floor)	7.33%		06/09/2028	73,227
44,063	PRA Health Sciences, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%, 0.50% Floor)	7.00%		07/03/2028	44,011
266,063	Pregis Topco LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.75%)	8.67%		07/31/2026	260,209
	Pretium PKG Holdings, Inc., Senior Secured First Lien Term Loan
223,136	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	8.79%		10/02/2028	179,346
73,114	(3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.01%		10/02/2028	58,765
	Pretium PKG Holdings, Inc., Senior Secured Second Lien Term Loan
32,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.54%		09/30/2029	20,848
32,500	(3 Month LIBOR USD + 6.75%, 0.50% Floor)	11.76%		09/30/2029	20,848
348,665	Prometric Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	7.85%		01/29/2025	327,528
691,250	Proofpoint, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		08/31/2028	677,231
279,291	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 0.50% Floor)	9.09%		02/13/2027	201,788
208,780	Pug LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.34%		02/12/2027	152,411
574,200	QUIKRETE Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		03/18/2029	568,358
221,526	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.75% Floor)	8.09%		09/25/2026	182,175
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
367,093	(1 Month LIBOR USD + 4.25%)	8.88%		07/09/2025	297,688
145,000	(1 Month LIBOR USD + 4.25%)	4.33%		07/09/2025	117,586
271,621	RealPage, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.50% Floor)	7.84%		04/24/2028	264,107
308,046	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	8.58%		11/14/2025	294,184
333,963	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	8.09%		05/30/2025	325,378
116,541	Rent-A-Center, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.13%		02/17/2028	115,667
25,601	Rentpath, Inc., Senior Secured First Lien Term Loan (Prime Rate + 0.00%)	3.25%		04/25/2024	384
123,074	Reynolds Consumer Products LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 1.75%)	6.47%		02/04/2027	122,333
233,238	Scientific Games International, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.96%		04/16/2029	231,828
157,828	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 1.00% Floor)	9.66%		11/01/2024	113,321
264,095	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.35%		09/30/2026	242,967
203,575	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	6.60%		04/17/2026	201,370
137,750	SkyMiles IP Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	8.56%		10/20/2027	142,985
304,242	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	7.33%		01/23/2025	301,884
410,597	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		10/07/2027	406,493
710,000	Sotera Health Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	7.58%		12/11/2026	686,481
469,552	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	7.83%		06/27/2025	369,917
429,142	Southern Veterinary Partners LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	8.84%		10/05/2027	414,658
283,327	Spin Holdco, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	8.99%		03/06/2028	239,006
129,675	Spirit AeroSystems, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.18%		01/15/2027	129,740
547,974	SRS Distribution, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.50% Floor)	8.34%		06/02/2028	530,576
290,507	Staples, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	9.81%		04/16/2026	268,206
159,888	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.25%)	7.41%		07/21/2026	159,996
459,620	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.91%		10/01/2026	455,922
207,668	SWF Holdings I Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	8.75%		10/06/2028	175,480
147,375	Tecta America Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	8.92%		04/06/2028	144,870
145,676	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	7.58%		12/07/2026	76,662
207,375	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.00%, 0.50% Floor)	7.81%		08/31/2028	207,440
94,050	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.04%		01/18/2029	93,639
312,682	The Edelman Financial Engines Centre LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	8.59%		04/07/2028	302,177
154,180	The Edelman Financial Engines Centre LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	11.59%		07/20/2026	144,967
200,791	Tiger Acquisition LLC, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%, 0.50% Floor)	8.16%		06/01/2028	195,771
281,255	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.00%)	8.15%		03/28/2025	267,486
225,561	Trans Union LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.50% Floor)	7.09%		12/01/2028	224,245
340,000	Transdigm, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.25%)	8.15%		08/24/2028	339,490
221,989	Travelport Finance (Luxembourg) SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 8.75%, 1.00% Floor)	13.59%		02/28/2025	228,206
87,539	Traverse Midstream Partners LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 0.50% Floor)	8.73%		02/16/2028	86,335
323,778	TricorBraun Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		03/03/2028	316,897
83,773	Trident TPI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.50% Floor)	9.16%		09/15/2028	81,195
511,115	Triton Water Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 0.50% Floor)	8.66%		03/31/2028	460,803
	Uber Technologies
153,325	(3 Month Secured Overnight Financing Rate + 2.75%)	7.66%		03/04/2030	153,193
66,125	(3 Month Secured Overnight Financing Rate + 2.75%)	7.87%		03/04/2030	66,068
353,249	UFC Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.75% Floor)	7.57%		04/29/2026	351,787
75,275	UKG, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%)	8.58%		05/04/2026	74,203
95,000	UKG, Inc., Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 5.25%, 0.50% Floor)	10.03%		05/03/2027	91,532
93,868	Ultra Clean Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	8.59%		08/27/2025	94,058
575,242	United Airlines, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.75% Floor)	8.57%		04/21/2028	572,437
246,936	United Natural Foods, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.25%)	8.17%		10/22/2025	247,399
77,400	Univar Solutions USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.84%		07/01/2026	77,448
74,438	Univision Communications, Inc., Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.15%		06/24/2029	74,047
494,842	US Foods, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	6.91%		09/14/2026	493,243
39,900	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	9.60%		10/26/2026	38,434
461,611	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	8.84%		08/27/2025	461,756
201,925	Viad Corporation, Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	9.92%		07/31/2028	193,343
246,250	Victoria’s Secret & Company, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 0.50% Floor)	8.24%		08/02/2028	244,403
140,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.93%		01/31/2029	138,828
2,548	VT Topco, Inc., Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		08/01/2025	2,518
89,390	VT Topco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	8.59%		08/01/2025	88,317
312,962	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	7.59%		02/05/2026	307,811
122,152	WaterBridge Midstream Operating LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	10.57%		06/22/2026	120,329
350,563	Whatabrands LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 0.50% Floor)	8.09%		08/03/2028	347,399
193,224	WWEX UNI TopCo Holdings LLC, Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.00%, 0.75% Floor)	9.17%		07/26/2028	187,669
261,026	Zayo Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	7.84%		03/09/2027	213,507
184,427	Zebra Buyer LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 0.50% Floor)	7.75%		11/01/2028	184,197
235,000	Ziggo Financing Partnership, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	7.18%		04/28/2028	232,551

Total Bank Loans (Cost $70,500,988)					67,294,434

Collateralized Loan Obligations - 19.1%
2,000,000	AIMCO Ltd., Series 2021-15A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	7.69	% (a)	10/17/2034	1,861,283
2,000,000	Apidos, Series 2013-12A-DR (3 Month LIBOR USD + 2.60%, 0.00% Floor)	7.39	% (a)	04/15/2031	1,833,484
2,500,000	Apidos, Series 2018-29A-C (3 Month LIBOR USD + 2.75%, 0.00% Floor)	7.57	% (a)	07/25/2030	2,315,492
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%, 0.00% Floor)	7.52	% (a)	11/21/2030	2,314,000
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	7.74	% (a)	08/23/2030	934,698
500,000	Bain Capital Credit Ltd., Series 2017-2A-DR2 (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.92	% (a)	07/25/2034	444,146
1,250,000	Bain Capital Credit Ltd., Series 2021-7A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	8.07	% (a)	01/22/2035	1,078,204
1,737,500	Barings Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%, 0.00% Floor)	11.26	% (a)	10/20/2030	1,421,996
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.71	% (a)	07/20/2029	3,721,919
2,000,000	Barings Ltd., Series 2019-2A-CR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.19	% (a)	04/15/2036	1,834,509
2,000,000	Barings Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	7.99	% (a)	10/15/2036	1,854,186
1,000,000	Barings Ltd., Series 2021-1A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	11.12	% (a)	04/25/2034	917,222
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.72	% (a)	10/22/2030	3,302,674
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%, 0.00% Floor)	7.41	% (a)	04/20/2031	434,455
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.96	% (a)	11/15/2030	879,519
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%, 0.00% Floor)	7.81	% (a)	10/20/2030	849,794
1,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%, 0.00% Floor)	7.79	% (a)	07/15/2030	890,010
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	7.55	% (a)	01/30/2031	1,749,033
3,000,000	Canyon Capital Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	7.94	% (a)	10/15/2034	2,611,914
2,000,000	Canyon Capital Ltd., Series 2021-1A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.89	% (a)	04/15/2034	1,749,367
2,500,000	Canyon Capital Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.84	% (a)	10/15/2034	2,180,629
1,000,000	Canyon Capital Ltd., Series 2021-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	11.09	% (a)	10/15/2034	858,226
500,000	Carlyle Global Market Strategies Ltd., Series 2020-2A-CR (3 Month LIBOR USD + 3.20%, 3.20% Floor)	8.02	% (a)	01/25/2035	457,705
3,500,000	Cathedral Lake Ltd., Series 2021-8A-C (3 Month LIBOR USD + 2.62%, 2.62% Floor)	7.43	% (a)	01/20/2035	3,417,082
3,500,000	Cathedral Lake Ltd., Series 2021-8A-D1 (3 Month LIBOR USD + 3.42%, 3.42% Floor)	8.23	% (a)	01/20/2035	3,061,367
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.79	% (a)	04/15/2030	1,326,537
500,000	CIFC Funding Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%, 0.00% Floor)	7.64	% (a)	07/18/2031	472,598
1,000,000	CIFC Funding Ltd., Series 2019-3A-CR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.84	% (a)	10/16/2034	946,646
1,000,000	CIFC Funding Ltd., Series 2020-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	7.91	% (a)	10/20/2034	926,082
1,000,000	Dryden Ltd., Series 2019-68A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.14	% (a)	07/15/2035	900,952
900,000	Dryden Ltd., Series 2020-77A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.92	% (a)	05/20/2034	803,805
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%, 0.00% Floor)	8.01	% (a)	08/15/2030	2,327,007
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	7.29	% (a)	01/15/2031	2,633,662
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	7.94	% (a)	10/15/2030	933,670
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%, 3.25% Floor)	8.04	% (a)	07/15/2030	929,214
2,500,000	Goldentree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.72	% (a)	07/21/2030	2,363,377
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%, 0.00% Floor)	7.29	% (a)	04/15/2031	1,332,889
290,527	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%, 0.00% Floor)	9.80	% (a)(k)	04/28/2025	69,423
500,000	Halcyon Loan Advisors Funding Ltd., Series 2018-1A-A2 (3 Month LIBOR USD + 1.80%, 1.80% Floor)	6.61	% (a)	07/21/2031	478,597
2,000,000	Hayfin Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	6.29	% (a)	04/20/2031	1,928,732
1,500,000	Highbridge Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.79	% (a)	10/15/2030	1,378,605
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.71	% (a)	10/20/2029	1,787,591
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%, 0.00% Floor)	7.56	% (a)	07/20/2031	2,666,423
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	10.49	% (a)	07/15/2027	1,144,963
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 0.00% Floor)	7.61	% (a)	10/20/2027	1,956,696
5,000,000	LCM LP, Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	7.31	% (a)	01/20/2031	4,205,398
1,500,000	LCM LP, Series 27A-D (3 Month LIBOR USD + 2.95%, 0.00% Floor)	7.74	% (a)	07/16/2031	1,262,666
4,500,000	Madison Park Funding Ltd., Series 2015-18A-BR (3 Month LIBOR USD + 1.60%, 0.00% Floor)	6.42	% (a)	10/21/2030	4,409,767
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	7.29	% (a)	04/15/2029	947,070
1,000,000	Madison Park Funding Ltd., Series 2021-52A-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	7.97	% (a)	01/22/2035	903,063
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%, 0.00% Floor)	7.31	% (a)	04/20/2031	3,282,769
1,750,000	Magnetite Ltd., Series 2019-23A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.87	% (a)	01/25/2035	1,623,245
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%, 0.00% Floor)	6.54	% (a)	04/15/2029	984,632
3,500,000	Marble Point Ltd., Series 2021-3A-D1 (3 Month LIBOR USD + 3.50%, 3.50% Floor)	8.29	% (a)	10/17/2034	3,262,081
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.86	% (a)	10/20/2030	899,221
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR2 (3 Month LIBOR USD + 3.30%, 3.30% Floor)	8.11	% (a)	04/20/2034	938,959
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	7.69	% (a)	04/15/2034	3,586,280
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-DR (3 Month LIBOR USD + 2.85%, 2.85% Floor)	7.64	% (a)	10/18/2029	1,390,175
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	7.44	% (a)	10/18/2030	921,851
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%, 0.00% Floor)	7.66	% (a)	04/20/2030	1,389,882
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2020-38A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.81	% (a)	10/20/2035	923,423
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CRR (3 Month LIBOR USD + 3.90%, 3.90% Floor)	8.69	% (a)	07/15/2029	4,004,439
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CR3 (3 Month LIBOR USD + 2.75%, 2.75% Floor)	7.62	% (a)	02/14/2031	459,279
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%, 0.00% Floor)	11.01	% (a)	03/17/2030	1,033,204
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.21	% (a)	07/20/2030	1,806,743
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	7.41	% (a)	01/20/2031	3,542,411
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%, 0.00% Floor)	7.67	% (a)	07/25/2030	2,685,979
500,000	Octagon Investment Partners Ltd., Series 2019-1A-ER (3 Month LIBOR USD + 7.00%, 7.00% Floor)	11.81	% (a)	01/20/2035	426,390
1,000,000	Octagon Investment Partners Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	8.09	% (a)	07/15/2036	891,606
2,500,000	OHA Credit Funding Ltd., Series 2021-16A-E (3 Month LIBOR USD + 6.10%, 6.10% Floor)	10.89	% (a)	10/18/2034	2,343,568
500,000	Park Avenue Institutional Advisers Ltd., Series 2021-2A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.19	% (a)	07/15/2034	452,186
4,000,000	RR Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%, 0.00% Floor)	7.74	% (a)	04/15/2030	3,627,748
2,000,000	Sound Point Ltd., Series 2015-2A-DRRR (3 Month LIBOR USD + 4.50%, 4.50% Floor)	9.31	% (a)	07/20/2032	1,701,629
6,000,000	Sound Point Ltd., Series 2019-2A-DR (3 Month LIBOR USD + 3.30%, 3.30% Floor)	8.09	% (a)	07/15/2034	5,146,208
1,000,000	Sound Point Ltd., Series 2020-1A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.16	% (a)	07/20/2034	868,578
5,000,000	Sound Point Ltd., Series 2020-2A-DR (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.17	% (a)	10/25/2034	4,320,307
3,375,000	Sound Point Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.22	% (a)	10/25/2034	2,945,178
1,750,000	Southwick Park LLC, Series 2019-4A-DR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	7.76	% (a)	07/20/2032	1,608,408
5,000,000	Steele Creek Ltd., Series 2019-2A-BR (3 Month LIBOR USD + 1.85%, 1.85% Floor)	6.64	% (a)	07/15/2032	4,807,880
3,500,000	Steward Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	7.39	% (a)	01/15/2030	3,101,204
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	7.84	% (a)	10/15/2031	1,348,873
2,000,000	THL Credit Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%, 0.00% Floor)	11.54	% (a)	10/18/2030	1,611,077
2,000,000	THL Credit Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	7.79	% (a)	07/18/2031	1,673,981
4,000,000	THL Credit Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	7.69	% (a)	01/15/2031	3,395,935
2,000,000	THL Credit Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	10.54	% (a)(k)	01/15/2031	1,451,482
1,500,000	THL Credit Wind River Ltd., Series 2014-3A-DR2 (3 Month LIBOR USD + 3.40%, 3.40% Floor)	8.22	% (a)	10/22/2031	1,262,314
2,000,000	THL Credit Wind River Ltd., Series 2017-1A-DR (3 Month LIBOR USD + 3.72%, 3.72% Floor)	8.51	% (a)	04/18/2036	1,703,661
1,750,000	THL Credit Wind River Ltd., Series 2017-1A-ER (3 Month LIBOR USD + 7.06%, 7.06% Floor)	11.85	% (a)	04/18/2036	1,466,366
1,500,000	THL Credit Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%, 0.00% Floor)	7.57	% (a)	11/20/2030	1,338,036
1,500,000	THL Credit Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.69	% (a)	07/15/2030	1,314,065
3,500,000	THL Credit Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%, 0.00% Floor)	7.79	% (a)	07/15/2030	2,991,941
500,000	THL Credit Wind River Ltd., Series 2021-3A-D (3 Month LIBOR USD + 3.35%, 3.35% Floor)	8.16	% (a)	07/20/2033	445,413
1,000,000	THL Credit Wind River Ltd., Series 2021-4A-D (3 Month LIBOR USD + 3.20%, 3.20% Floor)	8.01	% (a)	01/20/2035	864,328
1,500,000	TIAA Ltd., Series 2017-2A-B (3 Month LIBOR USD + 1.50%, 0.00% Floor)	6.29	% (a)	01/16/2031	1,442,713
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	7.01	% (a)	07/20/2032	5,896,369
500,000	Upland Ltd., Series 2016-1A-CR (3 Month LIBOR USD + 2.90%, 0.00% Floor)	7.71	% (a)	04/20/2031	448,653
500,000	Vibrant Ltd., Series 2015-3A-A2RR (3 Month LIBOR USD + 1.85%, 0.00% Floor)	6.66	% (a)	10/20/2031	486,180
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%, 0.00% Floor)	7.74	% (a)	10/15/2030	3,409,575
1,500,000	Voya Ltd., Series 2017-3A-CR (3 Month LIBOR USD + 3.15%, 0.00% Floor)	7.96	% (a)	04/20/2034	1,348,359

Total Collateralized Loan Obligations (Cost $201,273,094)					180,883,131

Foreign Corporate Bonds - 6.7%
44,000	1375209 B.C. Ltd.	9.00	% (a)	01/30/2028	43,670
400,000	Adani Electricity Mumbai Ltd.	3.95%		02/12/2030	285,739
300,000	Adani Electricity Mumbai Ltd.	3.87%		07/22/2031	208,458
1,200,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	915,531
200,000	Adani Ports & Special Economic Zone Ltd.	4.00%		07/30/2027	159,200
200,000	Adani Ports & Special Economic Zone Ltd.	4.20%		08/04/2027	158,700
600,000	Adani Ports & Special Economic Zone Ltd.	4.38%		07/03/2029	453,935
400,000	Adani Ports & Special Economic Zone Ltd.	3.10%		02/02/2031	258,025
600,000	AES Andes S.A. (5 Year Swap Rate USD + 4.64%)	7.13	% (a)	03/26/2079	573,913
1,000,000	AES Andres B.V.	5.70	% (a)	05/04/2028	878,400
235,417	AI Candelaria Spain S.A.	7.50%		12/15/2028	215,033
500,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	355,000
500,000	AI Candelaria Spain S.A.	5.75	% (a)	06/15/2033	355,000
200,000	Altice Financing S.A.	5.00	% (a)	01/15/2028	162,820
200,000	Altice France Holding S.A.	6.00	% (a)	02/15/2028	127,820
255,000	Altice France Holding S.A.	5.50	% (a)	10/15/2029	195,217
200,000	ARD Finance S.A. (7.25% PIK)	6.50	% (a)	06/30/2027	153,240
205,742	Avation Capital S.A. (9.00% PIK)	8.25	% (a)	10/31/2026	178,167
300,000	Banco Continental SAECA	2.75%		12/10/2025	266,589
600,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65	% (a)(e)	04/22/2031	415,200
200,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 2.45%)	3.25%		09/30/2031	172,737
500,000	Banco de Credito del Peru S.A. (5 Year CMT Rate + 3.00%)	3.13%		07/01/2030	450,507
400,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25	% (e)	04/15/2024	363,700
500,000	Banco do Brasil S.A. (10 Year CMT Rate + 6.36%)	9.00	% (e)	06/18/2024	492,625
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 6.66%)	7.50%		04/16/2031	224,637
450,000	Banco Industrial S.A. (5 Year CMT Rate + 4.44%)	4.88%		01/29/2031	416,066
1,850,000	Banco Internacional del Peru S.A.A. Interbank (1 Year CMT Rate + 3.71%)	4.00%		07/08/2030	1,698,559
300,000	Banco Latinoamericano de Comercio Exterior S.A.	2.38%		09/14/2025	276,298
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63	% (e)	01/24/2032	161,500
1,200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63	% (e)	01/10/2028	1,062,900
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (e)	06/27/2029	173,083
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50	% (a)(e)	06/27/2029	173,083
200,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand (5 Year CMT Rate + 3.00%)	5.95%		10/01/2028	195,796
500,000	Bancolombia S.A. (5 Year CMT Rate + 2.94%)	4.63%		12/18/2029	420,497
200,000	Bangkok Bank PCL (5 Year CMT Rate + 4.73%)	5.00	% (e)	09/23/2025	182,254
800,000	Banistmo S.A.	4.25%		07/31/2027	732,962
1,276,000	Bank Hapoalim B.M.	3.26	% (a)(g)	01/21/2032	1,066,098
400,000	Bank Leumi (5 Year CMT Rate + 1.63%)	3.28	% (a)	01/29/2031	349,156
600,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	513,768
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%		09/13/2034	174,840
319,650	Bioceanico Sovereign Certificate Ltd.	0.00%		06/05/2034	214,882
195,000	Bombardier, Inc.	7.88	% (a)	04/15/2027	197,592
450,000	Braskem Idesa SAPI	6.99%		02/20/2032	340,018
1,300,000	Braskem Netherlands Finance B.V. (5 Year CMT Rate + 8.22%)	8.50%		01/23/2081	1,295,775
850,000	C&W Senior Financing	6.88%		09/15/2027	761,153
600,000	CAP S.A.	3.90	% (a)	04/27/2031	463,270
700,000	CAP S.A.	3.90%		04/27/2031	540,481
300,000	Cemex S.A.B. de C.V. (5 Year CMT Rate + 4.91%)	9.13	% (a)(e)	03/14/2028	300,811
2,000,000	Chile Electricity PEC S.p.A.	0.00	% (a)	01/25/2028	1,503,104
600,000	Corporacion Financiera de Desarrollo S.A. (3 Month LIBOR USD + 5.61%)	5.25%		07/15/2029	580,104
390,000	Cosan Overseas Ltd.	8.25	% (e)	05/05/2023	388,458
600,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13	% (d)(e)	11/29/2027	16,500
400,000	CT Trust	5.13%		02/03/2032	335,000
800,000	DBS Group Holdings Ltd. (5 Year CMT Rate + 1.10%)	1.82%		03/10/2031	722,021
334,346	Digicel Group Holdings Ltd. (5.00% + 3.00% PIK)	8.00	% (a)	04/01/2025	134,036
344,666	Digicel Group Holdings Ltd. (7.00% PIK)	7.00	% (a)(e)	04/17/2023	40,098
600,000	Ecopetrol S.A.	4.63%		11/02/2031	462,173
150,000	Ecopetrol S.A.	5.88%		05/28/2045	104,250
2,050,000	Ecopetrol S.A.	5.88%		11/02/2051	1,387,850
230,000	eG Global Finance PLC	8.50	% (a)	10/30/2025	215,599
1,100,000	EIG Pearl Holdings SARL	3.55%		08/31/2036	944,009
338,000	Empresa de Transmision Electrica S.A.	5.13%		05/02/2049	271,535
621,500	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	561,059
796,320	Empresa Electrica Cochrane S.p.A.	5.50%		05/14/2027	734,649
1,800,000	Empresas Publicas de Medellin ESP	4.25%		07/18/2029	1,379,598
400,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	288,723
423,529	Fenix Power Peru S.A.	4.32%		09/20/2027	390,969
182,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	162,658
600,000	Freeport Indonesia PT	5.32	% (a)	04/14/2032	561,655
400,000	Freeport Indonesia PT	6.20%		04/14/2052	366,996
300,000	Freeport-McMoRan, Inc.	4.38%		08/01/2028	281,517
1,000,000	Freeport-McMoRan, Inc.	4.63%		08/01/2030	945,728
832,194	Galaxy Pipeline Assets Bidco Ltd.	2.16	% (a)	03/31/2034	717,700
869,877	Galaxy Pipeline Assets Bidco Ltd.	2.94%		09/30/2040	706,763
240,000	Garda World Security Corporation	4.63	% (a)	02/15/2027	215,728
180,000	Garda World Security Corporation	6.00	% (a)	06/01/2029	143,331
1,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	1,357,730
200,000	Gran Tierra Energy, Inc.	7.75	% (a)	05/23/2027	156,850
270,000	Grifols Escrow Issuer S.A.	4.75	% (a)	10/15/2028	221,673
455,285	Guara Notre SARL	5.20%		06/15/2034	392,431
1,398,400	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	1,319,479
300,000	Indonesia Asahan Aluminium Persero PT	5.45%		05/15/2030	294,686
150,000	Intelsat Jackson Holdings S.A.	6.50	% (a)	03/15/2030	137,885
35,079	Invepar Holdings	0.00	% (d)(k)	12/30/2028	–
726,000	Inversiones La Construccion S.A.	4.75%		02/07/2032	578,022
600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.45%)	3.88%		04/15/2031	533,726
265,500	JSW Hydro Energy Ltd.	4.13	% (a)	05/18/2031	220,539
300,000	JSW Steel Ltd.	5.05%		04/05/2032	245,855
1,400,000	Korea Development Bank	1.63%		01/19/2031	1,140,037
160,000	Kronos Acquisition Holdings, Inc.	5.00	% (a)	12/31/2026	146,502
200,000	LG Chem Ltd.	2.38	% (a)	07/07/2031	164,708
909,810	LLPL Capital Pte Ltd.	6.88	% (a)	02/04/2039	807,470
827,100	LLPL Capital Pte Ltd.	6.88%		02/04/2039	734,063
330,000	Mattamy Group Corporation	4.63	% (a)	03/01/2030	287,536
1,352,752	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	1,064,278
600,000	Mexarrend SAPI de C.V.	10.25	% (a)(d)	07/24/2024	128,451
410,100	Mexico Generadora de Energia S. de R.L.	5.50%		12/06/2032	395,162
2,500,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,962,083
500,000	Mong Duong Finance Holdings B.V.	5.13%		05/07/2029	424,868
400,000	Movida Europe S.A.	5.25%		02/08/2031	291,300
400,000	Multibank, Inc.	7.75	% (a)	02/03/2028	400,760
770,850	MV24 Capital B.V.	6.75%		06/01/2034	710,878
200,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65	% (e)	01/15/2025	191,000
800,000	Oleoducto Central S.A.	4.00%		07/14/2027	684,908
252,000	Orazul Energy Peru S.A.	5.63%		04/28/2027	223,116
600,000	Oversea-Chinese Banking Corporation Ltd. (5 Year CMT Rate + 1.58%)	1.83%		09/10/2030	550,713
340,000	Parkland Corporation	4.63	% (a)	05/01/2030	302,765
1,750,000	Petrobras Global Finance B.V.	6.75%		06/03/2050	1,546,956
900,000	Petroleos del Peru S.A.	4.75%		06/19/2032	669,969
400,000	Petroleos del Peru S.A.	5.63%		06/19/2047	259,400
900,000	Petroleos Mexicanos	6.75%		09/21/2047	585,730
160,000	Primo Water Holdings, Inc.	4.38	% (a)	04/30/2029	139,806
560,000	Rutas 2 and 7 Finance Ltd.	0.00%		09/30/2036	354,410
600,000	Sasol Financing USA LLC	5.50%		03/18/2031	502,382
909,146	SCC Power PLC (4.00% + 4.00% PIK)	8.00	% (a)	12/31/2028	326,383
492,454	SCC Power PLC (4.00% or 4.00% PIK)	4.00	% (a)	05/17/2032	35,896
155,000	Seaspan Corporation	5.50	% (a)	08/01/2029	121,050
500,000	Simpar Europe S.A.	5.20%		01/26/2031	365,855
250,000	Superior Plus LP	4.50	% (a)	03/15/2029	223,526
500,000	Telefonica Moviles Chile S.A.	3.54	% (a)	11/18/2031	399,170
115,000	Telesat LLC	4.88	% (a)	06/01/2027	59,687
1,900,000	Temasek Financial Ltd.	1.00	% (a)	10/06/2030	1,519,089
151,000	Tervita Corporation	11.00	% (a)	12/01/2025	162,431
160,000	Titan Acquisition Ltd.	7.75	% (a)	04/15/2026	134,163
450,000	TK Elevator US Newco, Inc.	5.25	% (a)	07/15/2027	425,432
553,967	UEP Penonome S.A.	6.50	% (a)	10/01/2038	417,019
738,623	UEP Penonome S.A.	6.50%		10/01/2038	556,025
2,800,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88	% (d)(e)	01/29/2025	39,816
700,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.23%)	2.00%		10/14/2031	620,689
562,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.52%)	1.75%		03/16/2031	504,297
800,000	UPL Corporation Ltd.	4.63%		06/16/2030	677,189
1,100,000	Vedanta Resources Finance PLC	9.25	% (a)	04/23/2026	660,699
1,300,000	Vedanta Resources Ltd.	6.13%		08/09/2024	771,823
300,000	VTR Comunicaciones S.p.A.	5.13%		01/15/2028	185,552
700,000	VTR Finance NV	6.38%		07/15/2028	283,500
325,000	VZ Secured Financing B.V.	5.00	% (a)	01/15/2032	265,484

Total Foreign Corporate Bonds (Cost $77,094,051)					63,219,418

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.7%
1,100,000	Banco Nacional de Comercio Exterior (5 Year CMT Rate + 2.00%)	2.72%		08/11/2031	929,321
400,000	Brazilian Government International Bond	5.00%		01/27/2045	315,338
1,200,000	Brazilian Government International Bond	5.63%		02/21/2047	1,013,552
800,000	Chile Government International Bond	3.50%		01/25/2050	600,828
2,300,000	Chile Government International Bond	3.10%		01/22/2061	1,503,758
1,200,000	Colombia Government International Bond	3.25%		04/22/2032	895,952
500,000	Colombia Government International Bond	5.00%		06/15/2045	350,734
2,000,000	Colombia Government International Bond	4.13%		05/15/2051	1,237,363
500,000	Dominican Republic International Bond	5.88%		01/30/2060	384,150
800,000	Mexico Government International Bond	2.66%		05/24/2031	669,641
3,200,000	Mexico Government International Bond	4.28%		08/14/2041	2,622,848
1,000,000	Mexico Government International Bond	4.40%		02/12/2052	783,849
800,000	Panama Government International Bond	4.30%		04/29/2053	588,930
400,000	Panama Government International Bond	4.50%		04/01/2056	298,703
2,300,000	Panama Government International Bond	3.87%		07/23/2060	1,513,167
400,000	Philippine Government International Bond	2.95%		05/05/2045	289,072
400,000	Philippine Government International Bond	2.65%		12/10/2045	275,075
700,000	Republic of South Africa Government Bond	4.30%		10/12/2028	629,597
1,100,000	Saudi Government International Bond	3.45%		02/02/2061	780,321

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $20,589,637)					15,682,199

Non-Agency Commercial Mortgage Backed Obligations - 11.3%
15,358,349	Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1-XA	0.96	% (a)(f)(g)	05/15/2053	771,190
10,194,000	Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3-XD	1.18	% (a)(f)(g)	10/15/2054	809,026
1,017,000	AREIT Trust, Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.65% Floor)	7.42	% (a)	09/14/2036	904,781
9,858,529	BANK, Series 2017-BNK5-XA	0.95	% (f)(g)	06/15/2060	299,911
59,332,701	BANK, Series 2018-BN11-XA	0.45	% (f)(g)	03/15/2061	1,178,318
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.55%, 3.55% Floor)	8.23	% (a)	07/15/2037	1,823,069
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%, 2.44% Floor)	7.27	% (a)	03/15/2037	567,141
1,675,000	BBCMS Mortgage Trust, Series 2019-BWAY-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	7.79	% (a)	11/15/2034	733,653
1,297,629	BB-UBS Trust, Series 2012-TFT-TE	3.56	% (a)(g)(k)	06/05/2030	983,389
1,216,000	BDS Ltd., Series 2019-FL4-B (1 Month LIBOR USD + 1.75%, 1.75% Floor)	6.46	% (a)	08/15/2036	1,210,324
908,000	BDS Ltd., Series 2021-FL10-A (1 Month LIBOR USD + 1.35%, 1.35% Floor)	6.11	% (a)	12/16/2036	896,349
56,266,542	Benchmark Mortgage Trust, Series 2022-B32-XA	0.46	% (a)(f)(g)	01/15/2055	1,317,954
2,866,000	BPR Trust, Series 2021-TY-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	7.03	% (a)	09/15/2038	2,692,931
1,575,000	BX Trust, Series 2019-CALM-E (Secured Overnight Financing Rate 1 Month + 2.11%, 2.11% Floor)	6.94	% (a)	11/15/2032	1,515,483
1,800,000	BX Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	6.58	% (a)	04/15/2034	1,704,770
467,500	BX Trust, Series 2019-XL-G (Secured Overnight Financing Rate 1 Month + 2.41%, 2.41% Floor)	7.24	% (a)	10/15/2036	450,592
2,820,000	BX Trust, Series 2021-VIEW-E (1 Month LIBOR USD + 3.60%, 3.60% Floor)	8.28	% (a)	06/15/2036	2,575,085
1,119,631	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	7.53	% (a)	10/15/2035	929,660
8,738,962	CD Commercial Mortgage Trust, Series 2017-CD3-XA	0.96	% (f)(g)	02/10/2050	249,088
3,825,019	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.61	% (f)(g)	05/10/2058	139,673
1,504,793	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	0.94	% (f)(g)	10/10/2047	15,390
6,444,135	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	1.82	% (f)(g)	05/10/2049	286,241
2,202,404	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	1.89	% (f)(g)	07/10/2049	100,596
1,216,000	CLNC Ltd., Series 2019-FL1-B (Secured Overnight Financing Rate 1 Month + 2.01%, 1.90% Floor)	6.71	% (a)	08/20/2035	1,181,809
1,508,646	Commercial Mortgage Pass-Through Trust, Series 2013-CR10-XA	0.59	% (f)(g)	08/10/2046	370
919,696	Commercial Mortgage Pass-Through Trust, Series 2014-CR17-XA	0.95	% (f)(g)	05/10/2047	6,107
10,815,763	Commercial Mortgage Pass-Through Trust, Series 2015-CR25-XA	0.80	% (f)(g)	08/10/2048	167,773
6,595,141	Commercial Mortgage Pass-Through Trust, Series 2015-CR27-XA	0.91	% (f)(g)	10/10/2048	120,341
1,227,000	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-C	4.30	% (g)	02/10/2048	1,033,173
1,616,151	Commercial Mortgage Pass-Through Trust, Series 2015-DC1-XA	0.98	% (f)(g)	02/10/2048	20,861
9,475,420	Commercial Mortgage Pass-Through Trust, Series 2015-LC21-XA	0.65	% (f)(g)	07/10/2048	108,008
2,629,533	Commercial Mortgage Pass-Through Trust, Series 2016-DC2-XA	0.93	% (f)(g)	02/10/2049	54,213
2,228,000	Commercial Mortgage Pass-Through Trust, Series 2018-HCLV-D (1 Month LIBOR USD + 2.28%, 2.18% Floor)	6.96	% (a)	09/15/2033	1,869,699
2,253,015	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	0.81	% (f)(g)	04/15/2050	23,239
42,471,111	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.57	% (f)(g)	08/15/2051	956,577
31,937,197	CSAIL Commercial Mortgage Trust, Series 2021-C20-XA	1.00	% (f)(g)	03/15/2054	1,809,207
18,269,000	CSAIL Commercial Mortgage Trust, Series 2021-C20-XD	1.46	% (a)(f)(g)	03/15/2054	1,639,436
1,974,822	CSMC Trust, Series 2014-USA-X1	0.54	% (a)(f)(g)	09/15/2037	20,009
1,768,000	ELP Commercial Mortgage Trust, Series 2021-ELP-C (1 Month LIBOR USD + 1.32%, 1.32% Floor)	6.00	% (a)	11/15/2038	1,675,557
2,246,218	Extended Stay America Trust, Series 2021-ESH-D (1 Month LIBOR USD + 2.25%, 2.25% Floor)	6.94	% (a)	07/15/2038	2,145,004
2,264,000	Fontainebleau Miami Beach Trust, Series 2019-FBLU-G	3.96	% (a)(g)	12/10/2036	2,040,744
639,609	FREMF Mortgage Trust, Series 2016-KF18-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	10.17	% (a)	05/25/2026	625,834
372,621	FREMF Mortgage Trust, Series 2017-KF27-B (1 Month LIBOR USD + 4.35%, 4.35% Floor)	9.02	% (a)	12/25/2026	367,842
700,066	FREMF Mortgage Trust, Series 2017-KF30-B (1 Month LIBOR USD + 3.25%, 3.25% Floor)	7.92	% (a)	03/25/2027	696,353
1,479,905	FREMF Mortgage Trust, Series 2017-KF34-B (1 Month LIBOR USD + 2.70%, 2.55% Floor)	7.37	% (a)	08/25/2024	1,469,205
392,798	FREMF Mortgage Trust, Series 2018-KF44-B (1 Month LIBOR USD + 2.15%, 2.15% Floor)	6.82	% (a)	02/25/2025	387,586
2,439,521	FREMF Mortgage Trust, Series 2019-KF71-C (1 Month LIBOR USD + 6.00%, 6.00% Floor)	10.67	% (a)	10/25/2029	2,317,641
1,230,000	FS Rialto, Series 2021-FL3-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	5.98	% (a)	11/16/2036	1,213,523
1,350,000	FS Rialto, Series 2022-FL4-AS (Secured Overnight Financing Rate 30 Day Average + 2.40%, 2.40% Floor)	6.96	% (a)	01/19/2039	1,310,909
442,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSD	4.58	% (a)(g)	03/10/2033	360,707
553,000	GS Mortgage Securities Corporation Trust, Series 2018-GS10-WLSE	4.58	% (a)(g)	03/10/2033	438,393
1,509,000	GS Mortgage Securities Corporation Trust, Series 2018-RIVR-E (1 Month LIBOR USD + 1.55%, 1.55% Floor)	6.23	% (a)	07/15/2035	991,621
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-E (1 Month LIBOR USD + 2.35%, 2.10% Floor)	7.03	% (a)	07/15/2031	623,900
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-F (1 Month LIBOR USD + 3.05%, 2.80% Floor)	7.73	% (a)	07/15/2031	590,750
850,000	GS Mortgage Securities Corporation Trust, Series 2018-TWR-G (1 Month LIBOR USD + 4.17%, 3.93% Floor)	8.86	% (a)	07/15/2031	510,000
7,012,038	GS Mortgage Securities Trust, Series 2014-GC24-XA	0.70	% (f)(g)	09/10/2047	50,827
6,914,403	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.76	% (f)(g)	11/10/2048	115,074
5,311,651	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.73	% (f)(g)	05/10/2049	217,093
2,377,000	GSCG Trust, Series 2019-600C-E	3.99	% (a)(g)	09/06/2034	2,004,768
1,376,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-C20-C	4.56	% (g)	07/15/2047	1,179,289
5,034,658	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.58	% (f)(g)	12/15/2049	81,679
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.36	% (a)(g)	07/05/2033	1,538,691
2,555,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	7.68	% (a)	07/15/2036	2,397,805
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34	% (a)	05/05/2032	719,074
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.45	% (a)(g)	05/05/2032	732,312
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.45	% (a)(g)	05/05/2032	853,378
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.45	% (a)(g)	05/05/2032	888,634
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.45	% (a)(g)	05/05/2032	951,104
1,685,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-NNN-EFX	3.97	% (a)	01/16/2037	1,373,234
1,223,389	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	0.66	% (f)(g)	02/15/2047	3,543
2,973,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.64	% (g)	08/15/2047	2,610,679
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.48	% (g)	09/15/2047	93,503
1,115,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.19	% (g)	05/15/2048	994,683
3,079,393	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.56	% (f)(g)	05/15/2048	29,193
4,118,520	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	0.81	% (f)(g)	08/15/2048	65,414
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.62	% (g)	12/15/2048	424,203
1,780,000	KREF Ltd., Series 2021-FL2-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	5.78	% (a)	02/15/2039	1,733,074
2,532,000	LCCM Trust, Series 2017-LC26-C	4.71	% (a)	07/12/2050	2,145,010
2,398,313	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	1.69	% (a)(f)(g)	03/10/2049	44,727
12,087,272	LSTAR Commercial Mortgage Trust, Series 2017-5-X	0.79	% (a)(f)(g)	03/10/2050	229,838
2,828,597	Med Trust, Series 2021-MDLN-G (1 Month LIBOR USD + 5.25%, 5.25% Floor)	9.94	% (a)	11/15/2038	2,593,860
857,464	Merchants Bank of Indiana Multifamily Housing Mortgage Loan Trust, Series 2021-Q015-B (Secured Overnight Financing Rate 30 Day Average + 2.85%)	7.41	% (a)	08/25/2024	849,872
2,200,000	MF1 Ltd., Series 2021-FL7-C (1 Month LIBOR USD + 2.05%, 2.05% Floor)	6.81	% (a)	10/16/2036	2,049,390
2,538,000	MFT Trust, Series 2020-ABC-D	3.48	% (a)(g)	02/10/2042	1,594,716
2,500,000	MKT Mortgage Trust, Series 2020-525M-F	2.94	% (a)(g)	02/12/2040	1,342,994
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.48	% (g)	10/15/2047	93,147
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.50	% (g)	12/15/2047	244,659
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.33%, 2.20% Floor)	7.01	% (a)	11/15/2034	364,255
2,489,000	Morgan Stanley Capital Trust, Series 2019-NUGS-F (1 Month LIBOR USD + 2.84%, 4.34% Floor)	7.53	% (a)	12/15/2036	1,689,464
2,284,679	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	7.74	% (a)	10/15/2037	2,125,906
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	6.88	% (a)	06/15/2035	1,667,894
1,183,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ1	3.50	% (a)(g)	01/15/2037	1,069,598
685,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ2	3.50	% (a)(g)	01/15/2037	594,585
639,000	Natixis Commercial Mortgage Securities Trust, Series 2020-2PAC-AMZ3	3.50	% (a)(g)	01/15/2037	542,016
1,500,000	One New York Plaza Trust, Series 2020-1NYP-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	6.88	% (a)	01/15/2036	1,381,392
2,750,000	RLGH Trust, Series 2021-TROT-D (1 Month LIBOR USD + 1.71%, 1.71% Floor)	6.40	% (a)	04/15/2036	2,619,271
2,874,000	Soho Trust, Series 2021-SOHO-B	2.70	% (a)(g)	08/10/2038	1,991,051
2,889,000	SREIT Trust, Series 2021-IND-F (1 Month LIBOR USD + 2.54%, 2.54% Floor)	7.22	% (a)	10/15/2038	2,567,513
961,000	STWD Ltd., Series 2019-FL1-D (Secured Overnight Financing Rate 1 Month + 2.46%, 2.35% Floor)	7.12	% (a)	07/15/2038	897,094
295,805	TTAN, Series 2021-MHC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	7.59	% (a)	03/15/2038	276,775
1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.69	% (g)	02/15/2051	930,391
12,773,849	UBS Commercial Mortgage Trust, Series 2018-C8-XA	0.81	% (f)(g)	02/15/2051	423,941
1,321,442	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	7.36	% (a)	09/15/2036	1,208,283
100,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	86,686
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.08	% (g)	05/15/2048	365,543
9,496,870	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	0.88	% (f)(g)	09/15/2058	160,773
4,920,813	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	0.95	% (f)(g)	11/15/2048	95,896
1,841,104	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.07	% (f)(g)	05/15/2048	28,220
6,330,172	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.60	% (f)(g)	07/15/2058	70,207
1,881,388	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.57	% (f)(g)	03/15/2059	67,428
3,598,876	Wells Fargo Commercial Mortgage Trust, Series 2016-NXS6-XA	1.58	% (f)(g)	11/15/2049	142,847
13,727,781	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	0.97	% (f)(g)	07/15/2050	426,753
2,423,000	Wells Fargo Commercial Mortgage Trust, Series 2017-C41-C	4.49	% (g)	11/15/2050	2,041,634
1,986,906	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.38	% (f)(g)	01/15/2060	86,661
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	4.93	% (g)	09/15/2061	1,953,609
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	7.18	% (a)	02/15/2040	1,017,321
1,136,277	Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE-E (1 Month LIBOR USD + 3.65%, 3.65% Floor)	8.33	% (a)	02/15/2040	1,008,558
2,664,320	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.00	% (f)(g)	08/15/2047	29,526

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $131,678,659)					107,107,563

Non-Agency Residential Collateralized Mortgage Obligations - 19.3%
2,978,468	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	5.03%		01/25/2037	1,731,693
1,208,940	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2D (1 Month LIBOR USD + 0.50%, 0.50% Floor)	5.35%		01/25/2037	702,854
1,000,000	AMSR Trust, Series 2020-SFR4-E1	2.21	% (a)	11/17/2037	895,825
5,122,000	AMSR Trust, Series 2021-SFR3-G	3.80	% (a)	10/17/2038	4,451,173
8,151,692	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.75	% (a)	10/27/2046	6,877,898
1,647,688	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2007-HE2-A4 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	5.08%		05/25/2037	1,133,344
1,105,374	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2-2A1	3.60	% (g)	07/25/2036	924,639
721,620	Bear Stearns ALT-A Trust, Series 2006-4-22A1	3.69	% (g)	08/25/2036	528,634
1,959,829	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	5.45%		06/25/2037	656,736
132,047	CHL Mortgage Pass-Through Trust, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	5.91%		02/20/2036	108,444
256,022	CHL Mortgage Pass-Through Trust, Series 2007-14-A15	6.50%		09/25/2037	151,407
5,013,655	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	2,805,010
3,135,838	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	1,591,847
405,564	CHL Mortgage Pass-Through Trust, Series 2007-HY1-1A1	3.75	% (g)	04/25/2037	356,974
647,995	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	584,686
239,197	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	170,153
527,847	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	187,483
3,319,643	Countrywide Alternative Loan Trust, Series 2006-6CB-2A10	6.00%		05/25/2036	1,460,515
2,181,728	Countrywide Alternative Loan Trust, Series 2006-OA6-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor)	5.27%		07/25/2046	1,811,345
296,554	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	191,276
476,938	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	259,374
417,272	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	188,379
169,102	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	97,043
278,311	CSAB Mortgage Backed Trust, Series 2006-2-A5A	6.58%		09/25/2036	95,270
709,667	CSMC Trust, Series 2011-12R-3A5	3.90	% (a)(g)	07/27/2036	676,043
7,700,000	CSMC Trust, Series 2020-RPL6-A2	3.35	% (a)(g)	03/25/2059	6,693,273
1,500,000	CSMC Trust, Series 2021-NQM6-B1	3.29	% (a)(g)	07/25/2066	830,373
190,496	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A1A	6.01	% (g)	10/25/2036	170,038
110,568	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50	% (a)(g)	07/27/2037	89,918
7,100,000	Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2-B1 (1 Month LIBOR USD + 2.50%)	7.35	% (a)	02/25/2050	6,765,230
6,452,000	FirstKey Homes Trust, Series 2021-SFR1-F1	3.24	% (a)	08/17/2038	5,498,929
8,000,000	FMC GMSR Issuer Trust, Series 2021-GT1-A	3.62	% (a)(g)	07/25/2026	6,880,654
500,000	GCAT Trust, Series 2019-NQM3-B1	3.95	% (a)(g)	11/25/2059	371,543
6,461,369	Home Partners of America Trust, Series 2019-2-F	3.87	% (a)	10/19/2039	5,586,478
777,856	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.50% Cap)	5.39%		02/25/2037	690,817
1,285,916	IndyMac INDX Mortgage Loan Trust, Series 2006-AR19-2A1	3.39	% (g)	08/25/2036	1,039,736
403,929	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	204,113
310,653	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	3.79	% (g)	04/25/2037	249,391
3,300,000	Legacy Mortgage Asset Trust, Series 2021-GS1-A2	3.84	% (a)(l)	10/25/2066	2,938,600
108,904	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	56,796
5,459,711	Lehman Mortgage Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	5.25%		06/25/2046	4,848,859
3,000,000	LoanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	7.53	% (a)	10/16/2023	2,546,281
70,041	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	4.16	% (g)	04/25/2036	39,012
263,616	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	105,579
550,470	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	254,060
16,147,132	Merrill Lynch Mortgage Investors Trust, Series 2006-HE6-A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	5.13%		11/25/2037	8,001,361
4,778,516	Morgan Stanley Mortgage Loan Trust, Series 2005-7-3A1	4.71	% (g)	11/25/2035	2,936,768
80,416	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	53,588
294,662	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.47	% (g)	02/25/2036	177,279
453,442	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75	% (g)	04/25/2037	235,293
7,747,516	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.75	% (a)(k)	12/26/2046	7,119,685
1,438,833	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.36%, 0.36% Floor, 12.50% Cap)	5.21%		05/25/2036	1,396,480
3,600,000	New York Mortgage Trust, Series 2021-BPL1-A2	2.98	% (a)(l)	05/25/2026	3,446,095
10,063,408	NovaStar Mortgage Funding Trust, Series 2006-3-A2C (1 Month LIBOR USD + 0.32%, 0.32% Floor, 11.00% Cap)	5.17%		10/25/2036	5,524,768
5,550,803	PMT Credit Risk Transfer Trust, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	7.60	% (a)	05/27/2023	5,433,654
425,074	PMT Credit Risk Transfer Trust, Series 2019-3R-A (1 Month LIBOR USD + 3.70%, 2.70% Floor)	8.55	% (a)	10/27/2024	411,466
500,000	PMT Credit Risk Transfer Trust, Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	7.85	% (a)	03/25/2026	497,144
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68	% (a)	10/17/2036	2,966,627
1,100,000	Progress Residential Trust, Series 2021-SFR1-G	3.86	% (a)	04/17/2038	961,269
7,500,000	Progress Residential Trust, Series 2021-SFR2-F	3.40	% (a)	04/19/2038	6,520,859
8,100,000	Progress Residential Trust, Series 2021-SFR3-F	3.44	% (a)	05/17/2026	7,198,545
3,000,000	PRPM LLC, Series 2021-2-A2	3.77	% (a)(g)	03/25/2026	2,674,644
286,132	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	230,311
1,498,835	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	610,289
344,363	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	151,092
2,855,140	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	2,230,042
5,750,000	Residential Mortgage Loan Trust, Series 2020-1-B1	3.95	% (a)(g)	01/26/2060	4,369,721
4,662,352	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	5.00%		06/25/2037	3,165,636
1,116,000	Starwood Mortgage Residential Trust, Series 2019-INV1-B1	3.66	% (a)(g)	09/27/2049	939,085
609,386	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.26	% (g)	12/25/2035	529,683
8,118,768	Structured Asset Securities Corporation, Series 2007-OSI-A4 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	5.05%		06/25/2037	5,390,484
5,532,498	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	5.04	% (a)	03/25/2037	4,451,086
13,320,364	TBW Mortgage Backed Pass Through Trust, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	5.25%		07/25/2036	1,254,842
13,320,450	TBW Mortgage Backed Pass Through Trust, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	2.25	% (f)(h)	07/25/2036	814,442
6,600,000	Toorak Mortgage Corporation Ltd., Series 2021-1-A2	3.10	% (a)(l)	06/25/2024	6,050,710
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75	% (a)	03/17/2038	4,568,503
1,604,965	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51	% (a)(g)	10/26/2048	1,417,726
408,411	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72	% (a)(g)	10/26/2048	348,955
1,146,779	Velocity Commercial Capital Loan Trust, Series 2019-1-M5	5.70	% (a)(g)	03/25/2049	905,392
1,721,262	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99	% (a)(g)	07/25/2049	1,482,036
3,100,000	Verus Securitization Trust, Series 2019-INV3-B1	3.73	% (a)(g)	11/25/2059	2,555,172
2,600,000	Verus Securitization Trust, Series 2021-3-B1	3.20	% (a)(g)	06/25/2066	1,666,982
5,000,000	Verus Securitization Trust, Series 2021-7-B1	4.14	% (a)(g)	10/25/2066	3,354,003
3,000,000	Verus Securitization Trust, Series 2021-R2-B1	3.25	% (a)(g)	02/25/2064	2,153,510
529,137	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-2-4CB	6.00%		03/25/2036	502,157
787,114	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6-2A2	3.15	% (g)	06/25/2037	676,471
253,218	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	217,804
4,534,286	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2007-2-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	5.45%		04/25/2037	3,034,281

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $226,979,009)					183,123,665

US Corporate Bonds - 4.1%
425,000	Academy Ltd.	6.00	% (a)	11/15/2027	415,062
275,000	Acuris Finance, Inc.	5.00	% (a)	05/01/2028	216,237
260,000	AdaptHealth LLC	5.13	% (a)	03/01/2030	220,823
255,000	Advanced Drainage Systems, Inc.	6.38	% (a)	06/15/2030	250,157
215,000	Aethon United Finance Corporation	8.25	% (a)	02/15/2026	211,176
55,000	Air Methods Corporation	8.00	% (a)(d)	05/15/2025	3,588
185,000	Alliant Holdings Intermediate LLC	6.75	% (a)	10/15/2027	171,763
260,000	Allied Universal Holdco LLC	6.63	% (a)	07/15/2026	250,120
200,000	Allied Universal Holdco LLC	6.00	% (a)	06/01/2029	149,521
70,000	AMC Entertainment Holdings, Inc.	7.50	% (a)	02/15/2029	48,431
355,000	American Airlines, Inc.	5.75	% (a)	04/20/2029	340,907
2,314,858	American Airlines, Inc.	5.25%		01/15/2024	2,268,768
100,000	American Axle & Manufacturing, Inc.	5.00%		10/01/2029	84,571
185,000	AmWINS Group, Inc.	4.88	% (a)	06/30/2029	163,968
239,000	Antero Midstream Partners LP	5.75	% (a)	03/01/2027	233,814
230,000	Antero Resources Corporation	5.38	% (a)	03/01/2030	214,216
290,000	Arconic Corporation	6.13	% (a)	02/15/2028	285,551
145,000	Ashton Woods Finance Company	4.63	% (a)	04/01/2030	119,552
170,000	ASP Unifrax Holdings, Inc.	5.25	% (a)	09/30/2028	136,051
250,000	AssuredPartners, Inc.	5.63	% (a)	01/15/2029	216,334
100,000	Bausch Health Companies, Inc.	6.13	% (a)	02/01/2027	64,822
220,000	Bausch Health Companies, Inc.	4.88	% (a)	06/01/2028	129,998
78,000	Bausch Health Companies, Inc.	11.00	% (a)	09/30/2028	57,786
15,000	Bausch Health Companies, Inc.	14.00	% (a)	10/15/2030	8,519
250,000	BCPE Empire Holdings, Inc.	7.63	% (a)	05/01/2027	228,662
150,000	Blue Racer Midstream LLC	7.63	% (a)	12/15/2025	148,635
25,000	Boxer Parent Company, Inc.	7.13	% (a)	10/02/2025	24,912
195,000	Builders FirstSource, Inc.	4.25	% (a)	02/01/2032	170,096
225,000	Caesars Entertainment, Inc.	4.63	% (a)	10/15/2029	196,995
15,000	Caesars Entertainment, Inc.	7.00	% (a)	02/15/2030	15,276
190,000	Callon Petroleum Company	7.50	% (a)	06/15/2030	178,783
210,000	Calpine Corporation	4.50	% (a)	02/15/2028	195,052
210,000	Calpine Corporation	4.63	% (a)	02/01/2029	181,606
340,000	Carnival Corporation	5.75	% (a)	03/01/2027	279,281
250,000	Carnival Corporation	9.88	% (a)	08/01/2027	257,755
145,000	Castle US Holding Corporation	9.50	% (a)	02/15/2028	59,611
355,000	CCO Holdings LLC	4.75	% (a)	03/01/2030	307,962
295,000	CCO Holdings LLC	4.50	% (a)	08/15/2030	249,610
200,000	CCO Holdings LLC	4.75	% (a)	02/01/2032	168,221
180,000	CCO Holdings LLC	4.25	% (a)	01/15/2034	140,973
235,000	Cedar Fair LP	5.25%		07/15/2029	219,348
270,000	Chesapeake Energy Corporation	5.88	% (a)	02/01/2029	257,330
135,000	Clarivate Science Holdings Corporation	4.88	% (a)	07/01/2029	122,222
110,000	Clean Harbors, Inc.	5.13	% (a)	07/15/2029	105,001
95,000	Clear Channel Outdoor Holdings, Inc.	7.50	% (a)	06/01/2029	67,602
305,000	Clearway Energy Operating LLC	4.75	% (a)	03/15/2028	291,614
260,000	CNX Midstream Partners LP	4.75	% (a)	04/15/2030	223,938
185,000	CNX Resources Corporation	6.00	% (a)	01/15/2029	173,197
75,000	CNX Resources Corporation	7.38	% (a)	01/15/2031	73,961
150,000	CommScope Technologies LLC	5.00	% (a)	03/15/2027	109,860
135,000	CommScope, Inc.	4.75	% (a)	09/01/2029	112,657
140,000	Community Health Systems, Inc.	6.00	% (a)	01/15/2029	118,565
200,000	Community Health Systems, Inc.	4.75	% (a)	02/15/2031	147,860
140,000	Consolidated Communications, Inc.	5.00	% (a)	10/01/2028	95,240
120,000	Cornerstone Building Brands, Inc.	6.13	% (a)	01/15/2029	85,787
285,000	Coty, Inc.	5.00	% (a)	04/15/2026	275,237
470,000	CQP Holdco LP	5.50	% (a)	06/15/2031	423,009
230,000	CSC Holdings LLC	6.50	% (a)	02/01/2029	191,226
245,000	CSC Holdings LLC	5.75	% (a)	01/15/2030	129,237
180,000	CSI Compressco LP	7.50	% (a)	04/01/2025	171,677
190,000	CVR Nitrogen Finance Corporation	6.13	% (a)	06/15/2028	168,645
100,000	Dana, Inc.	5.38%		11/15/2027	93,420
65,000	Dana, Inc.	4.25%		09/01/2030	52,174
110,000	Dealer Tire LLC	8.00	% (a)	02/01/2028	98,860
165,000	DirectTV Financing LLC	5.88	% (a)	08/15/2027	149,599
60,000	DISH DBS Corporation	5.88%		11/15/2024	53,568
195,000	DISH DBS Corporation	5.75	% (a)	12/01/2028	145,884
110,000	DISH DBS Corporation	5.13%		06/01/2029	58,694
80,000	Dornoch Debt Merger Sub, Inc.	6.63	% (a)	10/15/2029	54,070
250,000	Dun & Bradstreet Corporation	5.00	% (a)	12/15/2029	216,746
115,000	Embarq Corporation	8.00%		06/01/2036	48,465
55,000	Emergent BioSolutions, Inc.	3.88	% (a)	08/15/2028	26,904
45,000	Encompass Health Corporation	4.75%		02/01/2030	40,963
145,000	Encompass Health Corporation	4.63%		04/01/2031	126,802
95,000	Endo Luxembourg Finance Company SARL	6.13	% (a)	04/01/2029	70,360
160,000	Energizer Holdings, Inc.	6.50	% (a)	12/31/2027	155,540
155,000	EQM Midstream Partners LP	4.75	% (a)	01/15/2031	128,865
215,000	EverArc Escrow SARL	5.00	% (a)	10/30/2029	178,734
180,000	Ferrellgas LP	5.38	% (a)	04/01/2026	168,739
285,000	Fertitta Entertainment LLC	6.75	% (a)	01/15/2030	234,735
630,000	Ford Motor Company	3.25%		02/12/2032	496,041
200,000	Ford Motor Credit Company LLC	4.39%		01/08/2026	190,044
200,000	Ford Motor Credit Company LLC	4.95%		05/28/2027	191,060
260,000	Ford Motor Credit Company LLC	3.63%		06/17/2031	214,587
170,000	Fortress Transportation and Infrastructure Investors LLC	5.50	% (a)	05/01/2028	155,305
165,000	Frontier Communications Holdings LLC	5.00	% (a)	05/01/2028	143,365
23,218	Frontier Communications Holdings LLC	5.88%		11/01/2029	17,728
110,000	Full House Resorts, Inc.	8.25	% (a)	02/15/2028	100,199
200,000	Gap, Inc.	3.88	% (a)	10/01/2031	138,954
320,000	Global Access, Inc.	5.00	% (a)	07/15/2029	285,173
246,640	Global Aircraft Leasing Company (7.25% PIK)	6.50	% (a)	09/15/2024	222,817
280,000	Goodyear Tire & Rubber Company	5.25%		07/15/2031	242,161
125,000	GrafTech Finance, Inc.	4.63	% (a)	12/15/2028	104,387
210,000	Griffon Corporation	5.75%		03/01/2028	194,990
112,043	Gulfport Energy Corporation	8.00	% (a)	05/17/2026	111,057
315,000	Helios Software Holdings, Inc.	4.63	% (a)	05/01/2028	256,252
70,000	Hertz Corporation	5.00	% (a)	12/01/2029	58,054
365,000	Hess Midstream Operations LP	4.25	% (a)	02/15/2030	326,418
450,000	Hess Midstream Operations LP	5.50	% (a)	10/15/2030	419,110
230,000	H-Food Holdings LLC	8.50	% (a)	06/01/2026	142,565
220,000	Hightower Holding LLC	6.75	% (a)	04/15/2029	187,454
470,000	Hilcorp Energy LP	6.25	% (a)	11/01/2028	446,631
240,000	Icahn Enterprises LP	5.25%		05/15/2027	225,485
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	40,063
225,000	II-VI, Inc.	5.00	% (a)	12/15/2029	204,469
165,000	Illuminate Buyer LLC	9.00	% (a)	07/01/2028	146,424
335,000	Installed Building Products, Inc.	5.75	% (a)	02/01/2028	308,911
145,000	Iron Mountain, Inc.	4.88	% (a)	09/15/2029	130,483
350,000	Iron Mountain, Inc.	4.50	% (a)	02/15/2031	301,105
130,000	JELD-WEN, Inc.	4.63	% (a)	12/15/2025	120,741
200,000	Leeward Renewable Energy Operations LLC	4.25	% (a)	07/01/2029	174,440
145,000	Legacy LifePoint Health LLC	4.38	% (a)	02/15/2027	118,731
220,000	Legends Hospitality Holding Company LLC	5.00	% (a)	02/01/2026	197,094
115,000	Level 3 Financing, Inc.	3.75	% (a)	07/15/2029	61,464
110,000	Level 3 Financing, Inc.	0.00	% (a)	05/15/2030	105,737
320,000	LFS Topco LLC	5.88	% (a)	10/15/2026	279,229
75,000	LifePoint Health, Inc.	5.38	% (a)	01/15/2029	45,937
110,000	Lions Gate Capital Holdings LLC	5.50	% (a)	04/15/2029	72,444
195,000	LSF9 Atlantis Holdings LLC	7.75	% (a)	02/15/2026	177,328
95,000	Lumen Technologies, Inc.	4.00	% (a)	02/15/2027	62,787
285,000	M/I Homes, Inc.	4.95%		02/01/2028	263,996
160,000	Madison IAQ LLC	4.13	% (a)	06/30/2028	138,578
160,000	Madison IAQ LLC	5.88	% (a)	06/30/2029	123,758
200,000	McGraw-Hill Education, Inc.	5.75	% (a)	08/01/2028	174,235
305,000	Medline Borrower LP	5.25	% (a)	10/01/2029	264,913
200,000	Metis Merger Sub LLC	6.50	% (a)	05/15/2029	166,764
150,000	Michaels Companies, Inc.	5.25	% (a)	05/01/2028	125,170
130,000	Michaels Companies, Inc.	7.88	% (a)	05/01/2029	91,123
335,000	Midwest Gaming Borrower LLC	4.88	% (a)	05/01/2029	291,610
220,000	Minerva Merger Sub, Inc.	6.50	% (a)	02/15/2030	178,587
230,000	ModivCare Escrow Issuer, Inc.	5.00	% (a)	10/01/2029	195,524
60,000	Moss Creek Resources Holdings, Inc.	7.50	% (a)	01/15/2026	55,708
225,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	205,245
170,000	Nabors Industries Ltd.	7.25	% (a)	01/15/2026	162,305
275,000	Nationstar Mortgage Holdings, Inc.	5.75	% (a)	11/15/2031	213,614
150,000	Navient Corporation	5.00%		03/15/2027	132,314
255,000	NCL Corporation Ltd.	5.88	% (a)	03/15/2026	217,298
155,000	NCL Corporation Ltd.	8.38	% (a)	02/01/2028	155,671
85,000	News Corporation	5.13	% (a)	02/15/2032	79,814
200,000	NFP Corporation	4.88	% (a)	08/15/2028	180,654
200,000	NGL Energy Operating LLC	7.50	% (a)	02/01/2026	193,157
70,000	NGL Energy Partners LP	7.50%		04/15/2026	60,613
300,000	NRG Energy, Inc.	3.63	% (a)	02/15/2031	240,888
160,000	Oasis Petroleum, Inc.	6.38	% (a)	06/01/2026	158,670
290,000	Occidental Petroleum Corporation	6.13%		01/01/2031	301,169
155,000	Occidental Petroleum Corporation	6.60%		03/15/2046	163,137
220,000	Olympus Water US Holding Corporation	4.25	% (a)	10/01/2028	182,267
200,000	Olympus Water US Holding Corporation	6.25	% (a)	10/01/2029	148,223
60,000	OneMain Finance Corporation	7.13%		03/15/2026	57,738
220,000	OneMain Finance Corporation	6.63%		01/15/2028	201,916
200,000	Organon & Company	5.13	% (a)	04/30/2031	177,716
305,000	Owens & Minor, Inc.	6.63	% (a)	04/01/2030	262,193
200,000	Park Intermediate Holdings LLC	4.88	% (a)	05/15/2029	172,293
60,000	PBF Holding Company LLC	6.00%		02/15/2028	57,747
90,000	PECF USS Intermediate Holding Corporation	8.00	% (a)	11/15/2029	59,877
300,000	Penn National Gaming, Inc.	5.63	% (a)	01/15/2027	282,041
145,000	Penn National Gaming, Inc.	4.13	% (a)	07/01/2029	121,054
245,000	PennyMac Financial Services, Inc.	4.25	% (a)	02/15/2029	195,331
180,000	Performance Food Group, Inc.	4.25	% (a)	08/01/2029	161,830
250,000	PetSmart, Inc.	7.75	% (a)	02/15/2029	245,670
250,000	Pike Corporation	5.50	% (a)	09/01/2028	219,015
105,000	Post Holdings, Inc.	5.50	% (a)	12/15/2029	99,064
72,000	Post Holdings, Inc.	4.63	% (a)	04/15/2030	64,595
130,000	Premier Entertainment Sub LLC	5.63	% (a)	09/01/2029	96,119
165,000	Prime Security Services Borrower LLC	6.25	% (a)	01/15/2028	154,430
70,000	Radiate Holdco LLC	4.50	% (a)	09/15/2026	54,846
75,000	Radiate Holdco LLC	6.50	% (a)	09/15/2028	30,851
140,000	Radiology Partners, Inc.	9.25	% (a)	02/01/2028	77,545
125,000	Realogy Group LLC	5.25	% (a)	04/15/2030	91,223
100,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.	9.75	% (a)	12/01/2026	80,979
90,000	Rent-A-Center, Inc.	6.38	% (a)	02/15/2029	75,683
100,000	Roller Bearing Company of America, Inc.	4.38	% (a)	10/15/2029	89,416
255,000	Royal Caribbean Cruises Ltd.	5.50	% (a)	08/31/2026	238,860
40,000	Royal Caribbean Cruises Ltd.	7.25	% (a)	01/15/2030	40,286
110,000	RP Escrow Issuer LLC	5.25	% (a)	12/15/2025	83,455
165,000	Schweitzer-Mauduit International, Inc.	6.88	% (a)	10/01/2026	151,148
220,000	Scientific Games Holdings LP	6.63	% (a)	03/01/2030	194,619
220,000	Scientific Games International, Inc.	7.25	% (a)	11/15/2029	220,625
65,000	Scripps Escrow, Inc.	5.88	% (a)	07/15/2027	47,938
100,000	Scripps Escrow, Inc.	3.88	% (a)	01/15/2029	78,594
225,000	SEG Holding LLC	5.63	% (a)	10/15/2028	213,861
205,000	Select Medical Corporation	6.25	% (a)	08/15/2026	199,056
260,000	Southwestern Energy Company	5.38%		02/01/2029	245,350
215,000	Southwestern Energy Company	4.75%		02/01/2032	190,157
285,000	Spectrum Brands, Inc.	5.00	% (a)	10/01/2029	247,706
150,000	SRS Distribution, Inc.	4.63	% (a)	07/01/2028	133,421
150,000	SRS Distribution, Inc.	6.13	% (a)	07/01/2029	126,750
190,000	Staples, Inc.	7.50	% (a)	04/15/2026	166,649
85,000	Staples, Inc.	10.75	% (a)	04/15/2027	61,738
145,000	Station Casinos LLC	4.63	% (a)	12/01/2031	122,592
280,000	Suburban Propane Partners LP	5.00	% (a)	06/01/2031	244,993
240,000	SunCoke Energy, Inc.	4.88	% (a)	06/30/2029	209,239
115,000	Sunoco LP	6.00%		04/15/2027	113,677
100,000	Sunoco LP	4.50%		05/15/2029	91,917
90,000	SWF Escrow Issuer Corporation	6.50	% (a)	10/01/2029	55,481
165,000	Tenet Healthcare Corporation	6.25%		02/01/2027	162,443
145,000	Tenet Healthcare Corporation	6.13%		10/01/2028	139,105
250,000	Tenet Healthcare Corporation	6.13	% (a)	06/15/2030	246,850
115,000	TMS International Corporation	6.25	% (a)	04/15/2029	88,795
275,000	Townsquare Media, Inc.	6.88	% (a)	02/01/2026	260,400
285,000	TransDigm, Inc.	5.50%		11/15/2027	269,041
182,813	Transocean Poseidon Ltd.	6.88	% (a)	02/01/2027	179,376
305,000	Trident TPI Holdings, Inc.	6.63	% (a)	11/01/2025	282,407
180,000	Triton Water Holdings, Inc.	6.25	% (a)	04/01/2029	143,102
225,000	United Airlines, Inc.	4.63	% (a)	04/15/2029	203,810
390,000	United Natural Foods, Inc.	6.75	% (a)	10/15/2028	362,821
85,000	Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	10.50	% (a)	02/15/2028	82,527
230,000	Univision Communications, Inc.	4.50	% (a)	05/01/2029	193,468
170,000	USA Compression Partners LP	6.88%		09/01/2027	162,614
300,000	Victoria’s Secret Company	4.63	% (a)	07/15/2029	243,411
85,000	Viking Cruises Ltd.	13.00	% (a)	05/15/2025	89,859
605,000	Viking Cruises Ltd.	5.88	% (a)	09/15/2027	521,571
105,000	Virtusa Corporation	7.13	% (a)	12/15/2028	82,618
230,000	WASH Multifamily Acquisition, Inc.	5.75	% (a)	04/15/2026	217,893
120,000	Weatherford International Ltd.	6.50	% (a)	09/15/2028	120,319
240,000	Weatherford International Ltd.	8.63	% (a)	04/30/2030	245,750
70,000	Wheel Pros, Inc.	6.50	% (a)	05/15/2029	31,850
190,000	WR Grace Holdings LLC	5.63	% (a)	08/15/2029	161,500
380,000	XHR LP	4.88	% (a)	06/01/2029	322,678

Total US Corporate Bonds (Cost $43,621,942)					38,435,221

US Government and Agency Mortgage Backed Obligations - 8.1%
10,309,961	Federal Home Loan Mortgage Corporation Pass-Thru, Series KF89-AS (Secured Overnight Financing Rate 30 Day Average + 0.37%)	4.90%		09/25/2030	10,160,116
685,893	Federal Home Loan Mortgage Corporation REMICS, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	1.77	% (f)(h)	09/15/2041	76,561
234,833	Federal Home Loan Mortgage Corporation REMICS, Series 4471-GA	3.00%		02/15/2044	221,002
14,084,140	Federal Home Loan Mortgage Corporation REMICS, Series 4851-PF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.08%		08/15/2057	13,817,909
2,140,629	Federal Home Loan Mortgage Corporation REMICS, Series 4942-FB (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	5.18%		04/15/2040	2,091,303
12,595,047	Federal Home Loan Mortgage Corporation REMICS, Series 4944-F (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	5.30%		01/25/2050	12,333,929
1,596,465	Federal Home Loan Mortgage Corporation REMICS, Series 4981-GF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	5.25%		06/25/2050	1,546,472
11,613,784	Federal Home Loan Mortgage Corporation REMICS, Series 5142-QI	3.00	% (f)	09/25/2051	1,955,082
6,903,215	Federal National Mortgage Association REMICS, Series 2013-12-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	5.20%		02/25/2043	6,696,292
8,840,185	Federal National Mortgage Association REMICS, Series 2017-11-SK (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	1.20	% (f)(h)	03/25/2047	1,074,376
4,669,042	Federal National Mortgage Association REMICS, Series 2018-86-MF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	5.15%		12/25/2048	4,573,057
8,482,794	Federal National Mortgage Association REMICS, Series 2020-54-AS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.30	% (f)(h)	08/25/2050	1,065,309
9,598,670	Federal National Mortgage Association REMICS, Series 2021-32-AI	3.00	% (f)	05/25/2046	1,162,994
5,638,800	Federal National Mortgage Association REMICS, Series 2022-43-FA (Secured Overnight Financing Rate 30 Day Average + 0.55%, 0.55% Floor, 6.00% Cap)	5.11%		07/25/2052	5,493,655
21,151,897	Federal National Mortgage Association, Series 2019-M7-X	0.33	% (f)(g)	04/25/2029	339,560
22,051,656	Federal National Mortgage Association, Series 2021-M8-X	0.25	% (f)(g)	11/25/2035	489,275
23,523,190	Government National Mortgage Association, Series 2013-155-IB	0.18	% (f)(g)	09/16/2053	94,495
8,015,865	Government National Mortgage Association, Series 2019-128-KS (-1 x 1 Month LIBOR USD + 2.85%, 2.85% Cap)	0.00	% (f)(h)	10/20/2049	131,593
7,228,535	Government National Mortgage Association, Series 2020-104-SB (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	1.39	% (f)(h)	07/20/2050	972,129
21,126,036	Government National Mortgage Association, Series 2020-115-SA (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	0.00	% (f)(h)	08/20/2050	963,717
15,574,859	Government National Mortgage Association, Series 2020-115-YS (-1 x 1 Month LIBOR USD + 4.20%, 4.20% Cap)	0.00	% (f)(h)	08/20/2050	672,831
32,535,679	Government National Mortgage Association, Series 2020-129-SA (-1 x 1 Month LIBOR USD + 3.75%, 3.75% Cap)	0.00	% (f)(h)	09/20/2050	857,204
38,010,053	Government National Mortgage Association, Series 2020-146-IJ	2.50	% (f)	10/20/2050	4,655,103
15,318,301	Government National Mortgage Association, Series 2020-189-SU (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (f)(h)	12/20/2050	2,234,366
12,914,686	Government National Mortgage Association, Series 2021-193-DS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00	% (f)(h)	11/20/2051	93,212
8,703,477	Government National Mortgage Association, Series 2021-1-SH (-1 x 1 Month LIBOR USD + 6.30%, 6.30% Cap)	1.54	% (f)(h)	01/20/2051	1,009,503
29,414,058	Government National Mortgage Association, Series 2021-35-IO	0.99	% (f)(g)	12/16/2062	2,134,161

Total US Government and Agency Mortgage Backed Obligations (Cost $90,675,490)					76,915,206

US Government and Agency Obligations - 3.4%
20,000,000	United States Treasury Notes	3.13%		08/15/2025	19,630,078
13,000,000	United States Treasury Notes	3.13%		08/31/2027	12,718,672

Total US Government and Agency Obligations (Cost $31,897,596)					32,348,750

Common Stocks - 0.0% (m)
1,098	Bright Bidco B.V. (i)(k)				19,221
15,376	Foresight Equity (i)(k)				171,595
3,553	Intelsat Emergence S.A. (i)(k)				99,484

Total Common Stocks (Cost $591,657)					290,300

Escrow Notes - 0.0% (m)
380,000	GCB Intelsat Jackson (i)(k)				–
400,000	Gulfport Energy Corporation (i)				752

Total Escrow Notes (Cost $-)					752

Rights - 0.0% (m)
372	Intelsat Jackson Holdings Ltd. - Series A (i)(k)				2,976
372	Intelsat Jackson Holdings Ltd. - Series B (i)(k)				3,162

Total Rights (Cost $-)					6,138

Warrants - 0.0% (m)
3,500	Avation PLC, Expiration 10/21/2026, Strike Price GBP 0.54 (i)				2,699
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00 (i)(k)				–

Total Warrants (Cost $-)					2,699

Short Term Investments - 12.4%
16,835,784	First American Government Obligations Fund - Class U	4.66	% (j)		16,835,784
16,835,784	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	4.73	% (j)		16,835,784
16,835,784	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	4.74	% (j)		16,835,784
16,400,000	United States Treasury Bills	0.00%		04/20/2023	16,364,047
26,700,000	United States Treasury Bills	0.00%		07/13/2023	26,349,972
20,000,000	United States Treasury Bills	0.00%		07/25/2023	19,707,064
5,000,000	United States Treasury Bills	0.00%		11/02/2023	4,867,240

Total Short Term Investments (Cost $117,890,403)					117,795,675

Total Investments - 98.3% (Cost $1,072,968,092)					930,966,707
Other Assets in Excess of Liabilities - 1.7%					15,682,229

NET ASSETS - 100.0%					$946,648,936

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Collateralized Loan Obligations	19.1%
Short Term Investments	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
US Government and Agency Mortgage Backed Obligations	8.1%
Bank Loans	7.1%
Foreign Corporate Bonds	6.7%
Asset Backed Obligations	5.1%
US Corporate Bonds	4.1%
US Government and Agency Obligations	3.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Common Stocks	0.0	% (m)
Rights	0.0	% (m)
Warrants	0.0	% (m)
Escrow Notes	0.0	% (m)
Other Assets and Liabilities	1.7%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	19.3%
Collateralized Loan Obligations	19.1%
Short Term Investments	12.4%
Non-Agency Commercial Mortgage Backed Obligations	11.3%
US Government and Agency Mortgage Backed Obligations	8.1%
Asset Backed Obligations	5.1%
US Government and Agency Obligations	3.4%
Energy	2.0%
Utilities	1.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.7%
Banking	1.6%
Healthcare	1.1%
Business Equipment and Services	0.9%
Transportation	0.9%
Media	0.9%
Aerospace & Defense	0.8%
Electronics/Electric	0.7%
Chemicals/Plastics	0.7%
Retailers (other than Food/Drug)	0.6%
Mining	0.6%
Telecommunications	0.6%
Finance	0.5%
Leisure	0.5%
Automotive	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Industrial Equipment	0.3%
Insurance	0.3%
Building and Development (including Steel/Metals)	0.3%
Technology	0.2%
Food Service	0.2%
Food Products	0.2%
Commercial Services	0.2%
Financial Intermediaries	0.2%
Chemical Products	0.2%
Construction	0.2%
Containers and Glass Products	0.1%
Pharmaceuticals	0.1%
Consumer Products	0.1%
Diversified Manufacturing	0.1%
Cosmetics/Toiletries	0.1%
Environmental Control	0.1%
Real Estate	0.1%
Beverage and Tobacco	0.0	% (m)
Food/Drug Retailers	0.0	% (m)
Pulp & Paper	0.0	% (m)
Other Assets and Liabilities	1.7%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
(b)	Principal only security
(c)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(d)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.
(e)	Perpetual maturity. The date disclosed is the next call date of the security.
(f)	Interest only security
(g)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(h)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(i)	Non-income producing security
(j)	Seven-day yield as of period end
(k)	Value determined using significant unobservable inputs.
(l)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.
(m)	Represents less than 0.05% of net assets

BRL	Brazilian Real
GBP	British Pound
PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments – summary, of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE®, and DoubleLine Flexible Income Fund (four of the funds constituting DoubleLine Funds Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2023, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Los Angeles, California

May 22, 2023

We have served as the auditor of one or more investment companies in the DoubleLine Investment Company Complex since 2010.

PricewaterhouseCoopers LLP, 601 South Figueroa Street, Suite 900, Los Angeles, California 90017 T: (213) 356 6000, www.pwc.com/us

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President

Date	6/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald Redell
Ronald R. Redell, President

Date	6/1/2023

By (Signature and Title)	/s/ Henry V Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date	6/1/2023